UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-21977

                    PowerShares Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

                         Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Andrew Schlossberg

President

3500 Lacey Road

                         Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:         800-983-0903

Date of fiscal year end:   October 31

Date of reporting period:   October 31, 2014

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

October 31, 2014

2014 Annual Report to Shareholders

PIZ	PowerShares DWA Developed Markets Momentum Portfolio

PIE	PowerShares DWA Emerging Markets Momentum Portfolio

PXR	PowerShares Emerging Markets Infrastructure Portfolio

PAF	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

PXF	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

PDN	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

PXH	PowerShares FTSE RAFI Emerging Markets Portfolio

PAGG	PowerShares Global Agriculture Portfolio

PBD	PowerShares Global Clean Energy Portfolio

PSAU	PowerShares Global Gold and Precious Metals Portfolio

PIO	PowerShares Global Water Portfolio

IPKW	PowerShares International BuyBack AchieversTM Portfolio

IDHQ	PowerShares S&P International Developed High Quality Portfolio

2

The Market Environment

Domestic Equity

The US economy remained “good but not great” during the fiscal year ended October 31, 2014. Slow but steady growth, helped by historically low interest rates, generally drove US equity markets higher during the reporting period. The fiscal year began with renewed optimism after it became apparent that a two-week federal government shutdown in 2013 had not derailed the economy. Evidence of economic improvement caused the US equity market to rally in late 2013, despite the announcement by the US Federal Reserve (the “Fed”) in December that it would begin reducing the scope of its asset purchase program in early 2014. The US stock market turned volatile in the first months of 2014, as investors began to worry that stocks may have risen too far, too fast. Unusually cold winter weather negatively affected consumers, and the US economy contracted in the first quarter before rebounding strongly in the second quarter. While corporate earnings generally were resilient throughout the fiscal year, driven by strong profitability across many sectors, investors worried about political developments in Ukraine and signs of economic sluggishness in China. Toward the end of the reporting period, a sharp drop in global oil prices, evidence of economic stagnation in Europe and concern about the first cases of Ebola in the US increased US equity market volatility.

International Equity

Global equity markets generally rose during the fiscal year ended October 31, 2014, on signs that economic growth was accelerating as a result of the loose monetary policies of many developed countries’ central banks. While 2014 began on an optimistic note, global equity markets pulled back at various points in reaction to economic and geopolitical concerns. These concerns included worries about potentially negative effects of the Fed reducing the scope of its asset purchase program beginning in early 2014, an Argentine sovereign bond default and eurozone banking concerns. Global equity markets also fell as geopolitical tensions in Ukraine and the Middle East weakened the outlook for global growth.

Advanced economies such as the UK and US saw a modest but stronger rebound than Europe, where a nascent recovery has stalled. A more supportive monetary policy in the eurozone may be positive for equity markets there, and we have seen evidence of earnings recovery coming through. Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus. Consumer spending in Japan has been weak for some time, and retail sales and household spending increased only gradually during the reporting period—although improved corporate earnings were an encouraging sign.

Equity market performance in emerging markets was mixed. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while many countries in Asia, including India, Indonesia and the Philippines, experienced strong positive gains.

3

PIZ	Manager’s Analysis
PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

As an index fund, the PowerShares DWA Developed Markets Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Developed Markets Technical Leaders™ Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in equity securities from countries with developed economies that are within the classification definition of Dorsey Wright & Associates’ (“Dorsey Wright”), the Index provider, and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index rather than in ADRs and GDRs.

The Index is comprised of equity securities that Dorsey Wright selected pursuant to a proprietary selection methodology Dorsey Wright, which is designed to identify companies that demonstrate powerful relative strength characteristics. Relative strength characteristics are based upon each company’s market performance. Dorsey Wright selects securities from a universe of approximately 1,000 companies that are located in developed economies, excluding companies listed on a U.S. stock exchange. Companies domiciled in the United States that are traded on an exchange in a non-U.S. country with a developed economy may be included in the Index. Historically, the Index has consisted of securities of companies listed on exchanges in Australia, Canada, Finland, France, Germany, Hong Kong, Italy, Japan, Norway, Portugal, Singapore, Spain, and Switzerland. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned (0.43)%. On a net asset value (“NAV”) basis, the Fund returned (0.35)%. During the same time period, the Index returned 0.61%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (0.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 901 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S. The main reason for the outperformance of the Fund relative to the Benchmark Index was due to stock selection and a larger allocation in the Fund to the information technology and industrials sectors.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended October 31, 2014.

For the fiscal year ended October 31, 2014, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the telecommunication services and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Ashtead Group PLC, an industrials company (portfolio average weight of 1.45%), and Open Text Corp., an information technology company (portfolio average weight of 1.46%). Positions that detracted most significantly from the Fund’s return included Bollore SA, an industrials company (portfolio average weight of 0.76%), and Iliad SA, a telecommunication services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Industrials	21.8
Health Care	14.9
Financials	14.3
Consumer Discretionary	14.2
Information Technology	9.7
Consumer Staples	8.2
Materials	7.3
Utilities	4.3
Energy	4.3
Telecommunication Services	1.0
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Ramsay Health Care Ltd.	3.1
Constellation Software, Inc.	3.1
Ashtead Group PLC	2.8
CSL Ltd.	2.7
Canadian National Railway Co.	2.5
ABB Ltd.	2.3
Bollore SA	2.3
Babcock International Group PLC	2.3
Geberit AG	2.1
Novo Nordisk A/S, Class B	2.1
Total	25.3

4

PowerShares DWA Developed Markets Momentum Portfolio (PIZ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dorsey Wright® Developed Markets Technical Leaders Index (Net)††	0.61%	12.93%	44.04%	10.56%	65.17%	2.53%	18.68%
MSCI EAFE® Index (Net)††	(0.60)	9.68	31.94	6.52	37.13	(0.17)	(1.15)
Fund
NAV Return	(0.35)	11.82	39.82	9.44	57.02	1.56	11.17
Market Price Return	(0.43)	12.25	41.42	9.94	60.64	1.51	10.78

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.80% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

5

PIE	Manager’s Analysis
PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

As an index fund, the PowerShares DWA Emerging Markets Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Emerging Markets Technical Leaders™ Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in equity securities from countries with emerging economies within Dorsey Wright & Associates’ (“Dorsey Wright” or the “Index Provider”) classification definition, and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index rather than in ADRs and GDRs.

The Index is comprised of equity securities that Dorsey Wright selected pursuant to a proprietary selection methodology, which is designed to identify companies that demonstrate powerful relative strength characteristics. Relative strength characteristics are based upon each company’s market performance. Dorsey Wright selects securities from a universe of approximately 1,000 companies that are located in emerging economies, excluding companies listed on a U.S. stock exchange. Historically, the Index has consisted of securities of companies listed on exchanges in Brazil, Chile, China, India, Indonesia, the Philippines, South Africa, Thailand and Turkey. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 0.74%. On a net asset value (“NAV”) basis, the Fund returned 1.22%. During the same time period, the Index returned 2.15%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 0.64%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 834 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended October 31, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stocks that outperformed in the consumer discretionary sector with a larger allocation in the Fund compared to the Benchmark Index.

Another reason for the Fund’s outperformance was due to it being underweight in the energy sector compared to the Benchmark Index.

For the fiscal year ended October 31, 2014, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the energy and telecommunication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Inotera Memories, Inc., an information technology company (no longer held at fiscal year-end), and Hanssem Co. Ltd., a consumer discretionary company (portfolio average weight of 1.84%). Positions that detracted most significantly from the Fund’s return included Standard Foods Corporation, a consumer staples company (no longer held at fiscal year-end), and Assore Ltd., a materials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Consumer Discretionary	19.3
Industrials	18.8
Financials	16.8
Information Technology	13.5
Consumer Staples	11.5
Health Care	11.1
Materials	2.9
Utilities	2.6
Energy	2.1
Telecommunication Services	1.3
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Hanssem Co. Ltd.	3.0
Universal Robina Corp.	2.8
PT Kalbe Farma Tbk	2.7
Alfa SAB de CV, Class A	2.4
Aspen Pharmacare Holdings Ltd.	2.3
Amorepacific Group	2.3
EOH Holdings Ltd.	2.2
Youngone Corp.	1.9
Bangkok Dusit Medical Services PCL NVDR	1.7
Naspers Ltd., Class N	1.7
Total	23.0

6

PowerShares DWA Emerging Markets Momentum Portfolio (PIE) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dorsey Wright® Emerging Markets Technical Leaders Index (Net)††	2.15%	6.62%	21.19%	10.11%	61.84%	0.32%	2.22%
MSCI Emerging Markets IndexSM (Net)††	0.64	3.24	10.04	4.64	25.46	(0.55)	(3.70)
Fund
NAV Return	1.22	5.94	18.91	8.13	47.79	(3.42)	(21.21)
Market Price Return	0.74	5.89	18.73	8.22	48.40	(3.60)	(22.22)

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.90% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

7

PXR	Manager’s Analysis
PowerShares Emerging Markets Infrastructure Portfolio (PXR)

As an index fund, the PowerShares Emerging Markets Infrastructure Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Emerging Infrastructure Builders IndexSM (the “Index”). The Fund will invest at least 90% of its total assets in the equity securities of companies involved in the following sectors related to infrastructure, construction and development in emerging market countries: 1) construction and engineering; 2) construction machinery; 3) construction materials; 4) diversified metals and mining; 5) heavy electrical equipment; 6) industrial machinery; and 7) steel, and that comprise the Index, and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. Historically, the Index has consisted of securities of companies listed on countries such as Australia, Bermuda, Brazil, Chile, China, Egypt, Hong Kong, India, Indonesia, Israel, Luxembourg, Malaysia, Mexico, Poland, Russia, Singapore, South Africa, and Taiwan.

The Index is calculated and maintained by Standard & Poor’s Custom Indices on behalf of S-Network Global Indexes LLC (the “Index Provider”). Emerging market countries are determined according to the Index Provider’s definition, which currently includes those countries identified in the World Bank Country Classification system as “Middle Income” countries. The Index Provider will include stocks only with a minimum market capitalization of $500 million, and it will remove such stocks if their market capitalization falls below $300 million. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned (2.65)%. On a net asset value (“NAV”) basis, the Fund returned (3.16)%. During the same time period, the Index returned (2.35)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as the trading costs and slippage around quarterly rebalances during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 0.64%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 834 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the

Benchmark Index during that period can be attributed to the Fund having a significant overweight position in the materials sector compared to the Benchmark Index.

For the fiscal year ended October 31, 2014, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and telecommunication services sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the financials and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Promotora y Operadora de Infraestructura SAB de CV, an industrials company (portfolio average weight of 2.53%), and Caterpillar, Inc., an industrials company (portfolio average weight of 2.95%). Positions that detracted most significantly from the Fund’s return included Vale SA, Class B ADR, a materials company (portfolio average weight of 2.78%), and Murray & Roberts Holdings Ltd., an industrials company (portfolio average weight of 2.00%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Industrials	55.6
Materials	40.0
Financials	1.6
Consumer Discretionary	1.1
Telecommunication Services	0.9
Utilities	0.6
Energy	0.2
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Taiwan Cement Corp.	3.2
Atlas Copco AB, Class A	3.0
Anhui Conch Cement Co. Ltd., H-Shares	2.9
ABB Ltd.	2.9
Caterpillar, Inc.	2.9
Cemex SAB de CV ADR	2.4
Vale SA ADR	2.4
China Communications Construction Co. Ltd., H-Shares	2.3
Promotora y Operadora de Infraestructura SAB de CV	2.3
CTCI Corp.	2.3
Total	26.6

8

PowerShares Emerging Markets Infrastructure Portfolio (PXR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S-Network Emerging Infrastructure Builders IndexSM	(2.35)%	(0.99)%	(2.94)%	0.66%	3.34%	12.20%	100.45%
MSCI Emerging Markets IndexSM (Net)††	0.64	3.24	10.04	4.64	25.46	12.53	104.00
Fund
NAV Return	(3.16)	(1.80)	(5.32)	(0.08)	(0.41)	10.49	82.73
Market Price Return	(2.65)	(1.76)	(5.19)	(0.27)	(1.35)	8.34	62.26

Fund Inception: October 16, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

9

PAF	Manager’s Analysis
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

As an index fund, the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed Asia Pacific ex Japan Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in equity securities that are classified as “Asia Pacific” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding Japanese equity securities, and that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index. The Index is designed to track the performance of the Asia Pacific companies with the largest fundamental value, selected from the constituents of the FTSE All Cap Developed Index, as determined by FTSE. The Index Provider selects and weights the companies based on their fundamental values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Index has consisted of securities of companies that were domiciled in Australia, Hong Kong, New Zealand, Singapore and South Korea or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned (2.02)%. On a net asset value (“NAV”) basis, the Fund returned (2.38)%. During the same time period, the Index returned (1.79)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI Pacific ex Japan Index (Net) (the “Benchmark Index”) returned 1.66%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 143 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad Asia Pacific equities benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the Asia Pacific equity markets (excluding Japan). The Fund underperformed the Benchmark Index in part because the Fund employs a fundamental weighting and selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the

Benchmark Index during that period can be attributed to security selection within the industrials sector.

For the fiscal year ended October 31, 2014, the financials sector contributed most significantly to the Fund’s return, followed by the utilities and telecommunication services sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by consumer discretionary and industrials, respectively.

Positions that contributed most significantly to the Fund’s return included Korea Electric Power Corp., a utilities company (portfolio average weight of 1.15%), and SK Hynix, Inc., an information technology company (portfolio average weight of 0.58%). Positions that detracted most significantly from the Fund’s return included Hyundai Motor Co., a consumer discretionary company (portfolio average weight of 2.08%), and Samsung Electronics Co. Ltd., an information technology company (portfolio average weight of 4.98%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Financials	45.0
Materials	11.7
Industrials	11.1
Information Technology	7.3
Consumer Discretionary	6.3
Consumer Staples	6.0
Telecommunication Services	4.4
Utilities	3.8
Energy	3.6
Health Care	0.8
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Samsung Electronics Co. Ltd.	5.1
Commonwealth Bank of Australia	5.1
Westpac Banking Corp.	4.5
BHP Billiton Ltd.	4.3
National Australia Bank Ltd.	4.1
Australia & New Zealand Banking Group Ltd.	4.0
Wesfarmers Ltd.	2.0
POSCO	2.0
Woolworths Ltd.	1.9
Hyundai Motor Co.	1.5
Total	34.5

10

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE RAFI Developed Asia Pacific ex Japan Index (Net)††	(1.79)%	6.50%	20.80%	8.18%	48.16%	5.67%	49.94%
MSCI Pacific ex Japan Index (Net)††	1.66	8.64	28.21	8.23	48.49	4.09	34.22
Fund
NAV Return	(2.38)	6.16	19.63	7.51	43.64	4.75	40.66
Market Price Return	(2.02)	6.38	20.40	7.60	44.21	4.79	41.02

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

11

PXF	Manager’s Analysis
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

As an index fund, the PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex U.S. 1000 Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in the securities of companies originating in countries that are classified as “developed” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding the United States, and that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index. The Index is designed to track the performance of the companies domiciled in developed markets with the largest fundamental value, selected from the constituents of the FTSE RAFI Developed ex U.S. Large/Mid-Cap Index as determined by FTSE. The Index Provider selects and weights companies based on their fundamental values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned (0.07)%. On a net asset value (“NAV”) basis, the Fund returned (0.72)%. During the same time period, the Index returned (0.51)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (0.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 901 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S. The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the health care sector during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index (on NAV basis) during that period can be attributed to the Fund’s allocation to the health care sector.

For the fiscal year ended October 31, 2014, the health care sector contributed most significantly to the Fund’s return, followed by the financials and information technology sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the energy and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included AstraZeneca PLC, a health care company (portfolio average weight of 0.56%), and Novartis AG, a health care company (portfolio average weight of 0.77%). Positions that detracted most significantly from the Fund’s return included Tesco PLC, a consumer staples company (portfolio average weight of 0.38%), and Tokyo Electric Power Co., Inc., a utilities company (portfolio average weight of 0.30%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Financials	28.1
Industrials	12.2
Energy	10.8
Consumer Discretionary	9.9
Materials	8.2
Consumer Staples	7.7
Telecommunication Services	6.9
Health Care	5.9
Utilities	5.9
Information Technology	4.3
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
BP PLC	1.7
HSBC Holdings PLC	1.6
Royal Dutch Shell PLC, Class A	1.6
Banco Santander SA	1.4
Total SA	1.4
Vodafone Group PLC	1.1
Royal Dutch Shell PLC, Class B	1.0
Telefonica SA	1.0
Nestle SA	1.0
Toyota Motor Corp.	1.0
Total	12.8

12

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE RAFI Developed ex US 1000 Index (Net)††	(0.51)%	9.22%	30.29%	5.47%	30.51%	0.58%	4.31%
MSCI EAFE® Index (Net)††	(0.60)	9.68	31.94	6.52	37.13	(0.01)	(0.04)
Fund
NAV Return	(0.72)	8.84	28.94	4.97	27.45	0.00	0.00
Market Price Return	(0.07)	9.82	32.44	5.41	30.16	0.15	1.13

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

13

PDN	Manager’s Analysis
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

As an index fund, the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex U.S. Mid Small 1500 Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in securities of small and medium capitalization companies that are classified as “developed” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding the United States, and that comprise the Index, as well as American depositary receipts and global depositary receipts that are based on the securities in the Index. The Index is designed to track the performance of the small and medium capitalization companies domiciled in developed markets with the highest ranking cumulative score (“Fundamental Value”), selected from the constituents of the FTSE Developed All Cap ex U.S. Index, as determined by FTSE. The Index Provider selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned (0.58)%. On a net asset value (“NAV”) basis, the Fund returned (1.21)%. During the same time period, the Index returned (0.88)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Small Cap Index (the “Benchmark Index”) returned (2.02)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,162 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of small capitalization equities markets in developed countries around the world, excluding the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the financials sector during the fiscal year ended October 31, 2014. The majority of the Fund’s outperformance relative to the Benchmark

Index during that period can be attributed to sector allocation differences and the stocks that outperformed in the consumer staples and financials sectors.

For the fiscal year ended October 31, 2014, the consumer staples sector contributed most significantly to the Fund’s return, followed by the financials and information technology sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Minebea Co. Ltd., an industrials company (portfolio average weight of 0.22%), and Amorepacific Corp., a consumer staples company (portfolio average weight of 0.11%). Positions that detracted most significantly from the Fund’s return included Bellatrix Exploration Ltd., an energy company (portfolio average weight of 0.14%), and Hanwha Chemical Corp., a materials company (portfolio average weight of 0.14%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Industrials	21.8
Financials	19.7
Consumer Discretionary	18.3
Materials	11.9
Information Technology	8.7
Consumer Staples	7.5
Health Care	4.5
Energy	4.3
Utilities	2.0
Telecommunication Services	1.2
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Emera, Inc.	0.3
Echo Entertainment Group Ltd.	0.3
Minebea Co. Ltd.	0.2
CJ CheilJedang Corp.	0.2
Nitori Holdings Co. Ltd.	0.2
Keisei Electric Railway Co. Ltd.	0.2
Kikkoman Corp.	0.2
Hiroshima Bank Ltd. (The)	0.2
Progressive Waste Solutions Ltd.	0.2
Gibson Energy, Inc.	0.2
Total	2.2

14

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE RAFI Developed ex US Mid Small 1500 Index (Net)††	(0.88)%	8.85%	28.97%	7.92%	46.37%	3.53%	27.89%
MSCI EAFE® Small Cap Index (Net)††	(2.02)	11.12	37.22	8.86	52.89	1.64	12.25
Fund
NAV Return	(1.21)	8.20	26.68	7.44	43.19	2.89	22.35
Market Price Return	(0.58)	9.93	32.86	8.14	47.86	3.04	23.65

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

15

PXH	Manager’s Analysis
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

As an index fund, the PowerShares FTSE RAFI Emerging Markets Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Emerging Markets Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in securities of companies domiciled in countries that are classified as emerging markets within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”) and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that a significant portion of its investments will be in ADRs and GDRs that are based on the securities included in the Index.

The Index is designed to track the performance of securities of companies domiciled in emerging market countries with the highest ranking cumulative score (“Fundamental Value”), selected from the constituents of the FTSE Emerging All Cap Index, as determined by FTSE. The Index Provider selects and weights the securities based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Historically, the Index has consisted of securities of companies that were domiciled in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned (1.73)%. On a net asset value (“NAV”) basis, the Fund returned (2.03)%. During the same time period, the Index returned (1.95)%. During the fiscal year, the Fund replicated the majority of the components of the Index and sampled a minority of the Index primarily for exposure to Indian and Russian securities; therefore, the Fund’s performance, on a NAV basis, trailed the return of the Index primarily due to the sampling of these Indian and Russian securities, utilizing GDRs and ADRs, as well as fees and expenses that the Fund incurred.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 0.64%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 834 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities markets in emerging market countries.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to its significant underweight position in the energy sector compared to the Benchmark Index as well as due to stock selection in the energy sector.

For the fiscal year ended October 31, 2014, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Hon Hai Precision Industry Co. Ltd., an information technology company (portfolio average weight of 1.80%), and ICICI Bank Ltd. ADR, a financials company (portfolio average weight of 1.05%). Positions that detracted most significantly from the Fund’s return included Gazprom OAO ADR, an energy company (portfolio average weight of 4.99%), and Petroleo Brasileiro SA, an energy company (portfolio average weight of 2.58%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Financials	31.1
Energy	22.0
Information Technology	11.1
Telecommunication Services	10.6
Materials	9.0
Consumer Staples	4.5
Consumer Discretionary	3.9
Industrials	3.8
Utilities	3.6
Health Care	0.3
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Gazprom OAO ADR	4.0
China Construction Bank Corp., H-Shares	2.8
China Mobile Ltd.	2.7
Petroleo Brasileiro SA (Preference Shares)	2.6
Industrial & Commercial Bank of China Ltd., H-Shares	2.5
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2
Petroleo Brasileiro SA	2.1
Bank of China Ltd., H-Shares	2.1
Itau Unibanco Holding SA (Preference Shares)	2.1
Reliance Industries Ltd. GDR	2.0
Total	25.1

16

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE RAFI Emerging Markets Index (Net)††	(1.95)%	0.96%	2.92%	2.87%	15.21%	0.30%	2.18%
MSCI Emerging Markets IndexSM (Net)††	0.64	3.24	10.04	4.64	25.46	0.01	0.08
Fund
NAV Return	(2.03)	0.64	1.94	2.07	10.77	(1.13)	(7.72)
Market Price Return	(1.73)	0.35	1.05	1.96	10.20	(1.52)	(10.31)

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

17

PAGG	Manager’s Analysis
PowerShares Global Agriculture Portfolio (PAGG)

As an index fund, the PowerShares Global Agriculture Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Agriculture IndexSM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index, as well as potentially in American depositary receipts and global depositary receipts that are based on the securities in the Index.

The NASDAQ OMX Group, Inc., the Index provider, maintains and calculates the Index, which is designed to measure the overall performance of the most liquid, globally traded securities of companies engaged in agriculture and farming-related activities. The Index may include securities in emerging market countries. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 1.49%. On a net asset value (“NAV”) basis, the Fund returned 1.31%. During the same time period, the Index returned 1.24%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to Index treatment of certain corporate actions as well as fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended October 31, 2014, the fertilizers & agricultural chemicals sub-industry contributed most significantly to the Fund’s return, followed by the agricultural products and diversified chemicals sub-industries, respectively. The oil & gas refining & marketing sub-industry detracted most significantly from the Fund’s return, followed by the real estate development sub-industry.

Positions that contributed most significantly to the Fund’s return included Archer-Daniels-Midland Co., an agricultural products company (portfolio average weight of 8.44%), and Potash Corp. of Saskatchewan, Inc., a fertilizers & agricultural chemicals company (portfolio average weight of 8.16%). Positions that detracted most significantly from the Fund’s return included Syngenta AG, a fertilizers & agricultural chemicals company (portfolio average weight of 7.71%), and Darling Ingredients, Inc., an agricultural products company (portfolio average weight of 2.07%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Fertilizers & Agricultural Chemicals	56.0
Agricultural Products	44.0
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Monsanto Co.	8.3
Potash Corp. of Saskatchewan, Inc.	8.0
Archer-Daniels-Midland Co.	7.8
Mosaic Co. (The)	7.7
Syngenta AG	7.1
Bunge Ltd.	4.4
Agrium, Inc.	4.3
CF Industries Holdings, Inc.	4.2
IOI Corp. Bhd	4.1
Wilmar International Ltd.	4.0
Total	59.9

18

PowerShares Global Agriculture Portfolio (PAGG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ OMX Global Agriculture IndexSM (Net)††	1.24%	1.56%	4.76%	6.43%	36.58%	4.62%	31.81%
Fund
NAV Return	1.31	1.35	4.12	5.99	33.76	4.06	27.54
Market Price Return	1.49	1.56	4.76	6.14	34.69	3.71	24.99

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

19

PBD	Manager’s Analysis
PowerShares Global Clean Energy Portfolio (PBD)

As an index fund, the PowerShares Global Clean Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill New Energy Global Innovation Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of companies engaged in the business of advancing cleaner energy and conservation that comprise the Index, as well as in American depositary receipts and global depositary receipts that are based on the securities in the Index.

The Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC (the “Index Provider”). The Index is comprised mainly of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses and also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. The Index Provider selects securities principally on the basis of their capital appreciation potential as identified by the Index Provider pursuant to a proprietary Index methodology, with a bias placed on renewable energy companies. The Index may include companies in emerging market countries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 5.55%. On a net asset value (“NAV”) basis, the Fund returned 4.71%. During the same time period, the Index returned 5.85%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended October 31, 2014, the heavy electrical equipment sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas refining & marketing and construction & engineering sub-industries, respectively. The semiconductors sub-industry detracted most significantly from the Fund’s return, followed by the application software and coal & consumable fuels sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Energy Absolute Public Co. Ltd., an oil & gas refining & marketing company (no longer held at fiscal year-end), and SunEdison, Inc., a semiconductor equipment company (portfolio average weight of 1.47%). Positions that detracted most significantly from the Fund’s return included Seoul Semiconductor Co. Ltd., a semiconductors company (portfolio average weight of 1.50%), and Silver Spring Networks, Inc., an application software company (portfolio average weight of 1.36%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Renewable Electricity	15.0
Semiconductors	14.5
Semiconductor Equipment	12.6
Heavy Electrical Equipment	8.5
Electrical Components & Equipment	8.2
Building Products	7.3
Electric Utilities	4.4
Oil & Gas Refining & Marketing	3.5
Industrial Machinery	3.4
Construction & Engineering	2.8
Automobile Manufacturers	2.7
Environmental & Facilities Services	2.2
Electronic Equipment & Instruments	2.2
Auto Parts & Equipment	2.1
Internet Software & Services	1.6
Electronic Components	1.5
Specialty Chemicals	1.2
Diversified Chemicals	1.1
Coal & Consumable Fuels	1.1
Packaged Foods & Meats	1.0
Application Software	0.9
Aerospace & Defense	0.5
Research & Consulting Services	0.5
Asset Management & Custody Banks	0.4
Independent Power Producers & Energy Traders	0.3
Homebuilding	0.3
Electronic Manufacturing Services	0.2
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Acuity Brands, Inc.	1.9
China Longyuan Power Group Corp., H-Shares	1.9
Huaneng Renewables Corp. Ltd., H-Shares	1.8
A.O. Smith Corp.	1.8
Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	1.8
NIBE Industrier AB, Class B	1.8
Veeco Instruments, Inc.	1.8
Johnson Controls, Inc.	1.8
Hanergy Thin Film Power Group Ltd.	1.7
International Rectifier Corp.	1.7
Total	18.0

20

PowerShares Global Clean Energy Portfolio (PBD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
WilderHill New Energy Global Innovation Index	5.85%	9.94%	32.89%	(2.66)%	(12.62)%	(7.36)%	(43.12)%
Fund
NAV Return	4.71	9.75	32.20	(3.22)	(15.10)	(8.32)	(47.34)
Market Price Return	5.55	10.47	34.80	(2.90)	(13.71)	(8.33)	(47.39)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

21

PSAU	Manager’s Analysis
PowerShares Global Gold and Precious Metals Portfolio (PSAU)

As an index fund, the PowerShares Global Gold and Precious Metals Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Gold and Precious Metals IndexSM (the “Index”). The Fund will invest at least 90% of its total assets in the securities of companies involved in the gold, silver and other precious metals mining industries that comprise the Index, as well as in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index rather than in ADRs and GDRs.

The NASDAQ OMX Group, Inc., the Index provider, calculates and maintains the Index, which is designed to measure the overall performance of the most liquid, globally traded securities of companies involved in gold, silver and other precious metals mining industry activities. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Index. The Index may include securities in emerging market countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index. The Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned (28.25)%. On a net asset value (“NAV”) basis, the Fund returned (28.31)%. During the same time period, the Index returned (27.75)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

For the fiscal year ended October 31, 2014, there were no contributing sub-industries. The gold sub-industry detracted most significantly from the Fund’s return, followed by the precious metals & minerals and silver sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Osisko Mining Corporation, a precious metals & minerals company (no longer held at fiscal year-end), and Royal Gold, Inc., a gold company (portfolio average weight of 2.47%). Positions that detracted most significantly from the Fund’s return included Barrick Gold Corp., a gold company (portfolio average weight of 8.03%), and Newmont Mining Corp., a gold company (portfolio average weight of 7.45%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Gold	74.3
Precious Metals & Minerals	17.3
Silver	8.5
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Goldcorp, Inc.	7.8
Barrick Gold Corp.	7.6
Newmont Mining Corp.	7.5
Franco-Nevada Corp.	5.9
Silver Wheaton Corp.	5.0
Newcrest Mining Ltd.	4.5
Randgold Resources Ltd.	4.1
Agnico Eagle Mines Ltd.	3.6
Eldorado Gold Corp.	3.2
Impala Platinum Holdings Ltd.	3.1
Total	52.3

22

PowerShares Global Gold and Precious Metals Portfolio (PSAU) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ OMX Global Gold and Precious Metals IndexSM	(27.75)%	(29.26)%	(64.60)%	(13.13)%	(50.53)%	(7.58)%	(38.27)%
Fund
NAV Return	(28.31)	(29.98)	(65.67)	(13.93)	(52.76)	(8.26)	(41.00)
Market Price Return	(28.25)	(29.92)	(65.59)	(14.10)	(53.23)	(8.38)	(41.46)

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

23

PIO	Manager’s Analysis
PowerShares Global Water Portfolio (PIO)

As an index fund, the PowerShares Global Water Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies listed on a global exchange that create products designed to conserve and purify water for homes, businesses and industries that comprise the Index, as well as in American depositary receipts and global depositary receipts that are based on the securities in the Index.

The Index was created by, and is a trademark of, the NASDAQ OMX Group, Inc., the Index provider. A security must have a worldwide market capitalization of $50 million to be included in the Index. The Index may include companies in emerging market countries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 7.59%. On a net asset value (“NAV”) basis, the Fund returned 8.08%. During the same time period, the Index returned 8.81%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as trading slippage in thinly traded securities during rebalance periods.

For the fiscal year ended October 31, 2014, the industrials sector contributed most significantly to the Fund’s return, followed by the utilities and health care sectors, respectively. The materials sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Roper Industries, Inc., an industrials company (portfolio average weight of 8.07%), and Beijing Enterprises Water Group Ltd., a utilities company (portfolio average weight of 3.82%). Positions that detracted most significantly from the Fund’s return included Cia de Saneamento Basico do Estado de Sao Paulo, a utilities company (portfolio average weight of 3.91%), and Cia de Saneamento de Minas Gerais-Copasa MG, a utilities company (portfolio average weight of 1.31%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Industrials	54.3
Utilities	37.5
Health Care	4.4
Information Technology	2.9
Materials	1.0
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Roper Industries, Inc.	8.6
Geberit AG	8.2
Pentair PLC	8.1
Veolia Environnement SA	7.4
Flowserve Corp.	7.4
Pall Corp.	4.5
Waters Corp.	4.4
Severn Trent PLC	4.1
Xylem, Inc.	4.0
American Water Works Co., Inc.	4.0
Total	60.7

24

PowerShares Global Water Portfolio (PIO) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—NASDAQ OMX Global Water IndexSM††	8.81%	12.49%	42.34%	8.16%	48.06%	1.16%	8.88%
Fund
NAV Return	8.08	12.68	43.06	8.08	47.48	0.58	4.37
Market Price Return	7.59	13.09	44.62	8.18	48.19	0.28	2.07

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	The Blended—NASDAQ OMX Global Water IndexSM performance is comprised of the performance of Palisades Global Water Index, the Fund’s previous underlying index, from Fund inception through date of the change to the Index, March 1, 2012, followed by the performance of the Index, starting from the conversion date through October 31, 2014.

25

IPKW	Manager’s Analysis
PowerShares International BuyBack AchieversTM Portfolio (IPKW)

As an index fund, the PowerShares International BuyBack AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ International BuyBack AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index. Strictly in accordance with its guidelines and mandated procedure, the NASDAQ OMX Group, Inc. (“NASDAQ OMX” or the “Index Provider”) includes in the Index common stocks of foreign companies that are classified as “International BuyBack AchieversTM” pursuant to a proprietary selection methodology. To qualify as an “International BuyBack AchieversTM” and have its stock be eligible for inclusion in the Index, an issuer must: (i) have its common stock be included in the NASDAQ Global Ex-US Index (a broad-based index designed to track the performance of the global equity market and whose component securities are issued by companies located throughout the world, excluding the United States); (ii) have a minimum market capitalization of $250 million; (iii) have effected a net reduction of 5% or more of its outstanding shares in its latest fiscal year; and (iv) have a minimum three-month average daily cash volume of $1 million. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

The Fund commenced investment operations on February 24, 2014, and began trading on February 27, 2014. During the period from inception to October 31, 2014, on a market price basis, the Fund returned 1.87%. On a net asset value (“NAV”) basis, the Fund returned 1.23%. During the same time period, the Index returned 1.71%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI ACWI ex USA Index (Net) (the “Benchmark Index”) returned (0.66)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,829 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the developed and emerging equity markets outside the U.S. The performance of the Fund differed from the Benchmark Index in part because the Fund employs a modified market capitalization weighting methodology and selects stocks based on constituent companies engaging in stock buybacks, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the utilities sector during the fiscal period ended October 31, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection within the consumer discretionary sector.

For the fiscal period ended October 31, 2014, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and consumer staples sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by industrials and energy, respectively.

Positions that contributed most significantly to the Fund’s return included NH Foods Ltd., a consumer staples company (no longer held at fiscal-year end), and Tim Hortons, Inc., a consumer discretionary company (portfolio average weight of 0.90%). Positions that detracted most significantly from the Fund’s return included William Morrison Supermarkets PLC, a consumer staples company (no longer held at fiscal-year end), and KAZ Minerals PLC, a materials company (portfolio average weight of 0.57%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Consumer Discretionary	23.0
Industrials	17.9
Consumer Staples	17.6
Financials	11.3
Telecommunication Services	11.0
Information Technology	9.0
Energy	5.7
Materials	3.2
Health Care	1.5
Other Assets Less Liabilities	(0.2)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Westfield Corp. REIT	5.3
Aurizon Holdings Ltd.	5.2
Magna International, Inc.	5.1
Koninklijke Ahold NV	5.1
Tim Hortons, Inc.	5.1
Nippon Telegraph & Telephone Corp.	4.9
America Movil SAB de CV, Series L	4.8
Airbus Group NV	4.7
Ajinomoto Co., Inc.	2.8
Jean Coutu Group (PJC), Inc. (The), Class A	2.7
Total	45.7

26

PowerShares International BuyBack AchieversTM Portfolio (IPKW) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

Fund Inception†
Index	Cumulative
NASDAQ International BuyBack AchieversTM Index	1.71%
MSCI ACWI ex USA Index (Net)††	(0.66)
Fund
NAV Return	1.23
Market Price Return	1.87

Fund Inception: February 27, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.55% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

27

IDHQ	Manager’s Analysis
PowerShares S&P International Developed High Quality Portfolio (IDHQ)

As an index fund, the PowerShares S&P International Developed High Quality Portfolio (the “Fund”) is passively managed and attempts to track the return of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P International Developed High Quality Rankings Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Index is comprised of securities selected to provide exposure to the constituents of the S&P Developed ex United States BMI Index that are identified by S&P Financial Services LLC (the “Index Provider”) as high quality stocks based on historical records of earnings and dividends.

Historically, the Index has been composed of securities with an adjusted market capitalization of at least $500 million and that are domiciled in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 1.48%. On a net asset value (“NAV”) basis, the Fund returned 0.66%. During the same time period, the Index returned 1.20%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (0.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 901 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad international developed equity markets benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity markets in developed countries outside the U.S. The performance of the Fund differed from the Benchmark Index in part because the Fund employs a quality ranking-driven weighting and stock selection methodology, as defined by the Index Provider, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended October 31, 2014.

The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to security selection within the consumer staples sector.

For the fiscal year ended October 31, 2014, the consumer staples sector contributed most significantly to the Fund’s return, followed by the utilities and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the information technology and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Abengoa SA, Class B, an industrials company (no longer held at fiscal year-end), and Coway Co. Ltd., a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Tesco PLC, a consumer staples company (portfolio average weight of 0.59%), and Serco Group PLC, an industrials company (portfolio average weight of 0.54%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Industrials	21.1
Consumer Discretionary	16.7
Consumer Staples	15.8
Financials	15.5
Health Care	12.0
Information Technology	4.9
Materials	4.3
Utilities	3.9
Energy	3.9
Telecommunication Services	1.8
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Kumagai Gumi Co. Ltd.	1.2
Loblaw Cos. Ltd.	1.0
Metro, Inc.	1.0
Fresenius Medical Care AG & Co. KGaA	0.9
ABC-Mart, Inc.	0.9
Canadian National Railway Co.	0.9
Red Electrica Corp. SA	0.9
Senshu Ikeda Holdings, Inc.	0.9
Hikma Pharmaceuticals PLC	0.9
Novo Nordisk A/S, Class B	0.8
Total	9.4

28

PowerShares S&P International Developed High Quality Portfolio (IDHQ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended S&P International Developed High Quality Rankings Index††	1.20%	9.56%	31.50%	7.56%	43.93%	(0.17)%	(1.25)%
MSCI EAFE® Index (Net)†††	(0.60)	9.68	31.94	6.52	37.13	0.24	1.76
Fund
NAV Return	0.66	8.68	28.35	6.66	38.04	(1.40)	(9.87)
Market Price Return	1.48	9.87	32.61	7.15	41.21	(1.48)	(10.44)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.55% includes the unitary management fee of 0.45% and other expenses of 0.10%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended—S&P International Developed High Quality Rankings Index performance is comprised of the performance of QSG Developed International Opportunities Index, the Fund’s previous underlying index, from Fund inception through date of the change to the Index, March 1, 2012, followed by the performance of the Index, starting from the conversion date through October 31, 2014.

†††	Reflects invested dividends net of withholding taxes.

29

Schedule of Investments

PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—7.2%
453,413	Asciano Ltd.	$2,498,910
92,054	Caltex Australia Ltd.	2,511,617
146,860	CSL Ltd.	10,351,726
262,882	Ramsay Health Care Ltd.	12,071,272

		27,433,525

	Belgium—1.4%
20,510	Ackermans & van Haaren NV	2,556,594
26,760	Anheuser-Busch InBev NV	2,954,118

		5,510,712

	Canada—12.7%
134,391	Canadian National Railway Co.	9,471,559
31,556	Canadian Pacific Railway Ltd.	6,561,420
42,338	Constellation Software, Inc.	11,922,759
38,622	Onex Corp.	2,178,343
120,289	Open Text Corp.	6,641,528
64,646	Peyto Exploration & Development Corp.	1,823,929
48,293	Royal Bank of Canada	3,427,135
83,823	TransCanada Corp.	4,129,999
46,274	West Fraser Timber Co. Ltd.	2,426,876

		48,583,548

	China—3.6%
2,887,824	Beijing Enterprises Water Group Ltd.	2,066,668
2,215,971	China Everbright International Ltd.	3,057,418
649,853	ENN Energy Holdings Ltd.	4,214,928
746,868	Guangzhou Pharmaceutical Co. Ltd., H-Shares	2,552,094
2,068,880	Sino Biopharmaceutical Ltd.	2,083,499

		13,974,607

	Denmark—7.2%
52,707	Coloplast A/S, Class B	4,586,805
174,782	Novo Nordisk A/S, Class B	7,905,253
168,743	Novozymes A/S, Class B	7,825,260
88,558	Pandora A/S	7,453,311

		27,770,629

	Finland—2.7%
266,000	Nokia Oyj	2,219,588
87,640	Orion Oyj, Class B	2,974,596
104,672	Sampo Oyj, Class A	5,005,751

		10,199,935

	France—4.9%
18,441	Bollore SA	8,733,591
133,693	Credit Agricole SA	1,975,710
30,547	Dassault Systemes	1,935,433
34,761	Ingenico	3,461,083
92,690	Zodiac Aerospace	2,826,056

		18,931,873

	Germany—5.5%
28,023	BASF SE	2,466,128
18,009	Bayerische Motoren Werke AG	1,925,116
28,662	Continental AG	5,625,401
28,693	Hugo Boss AG	3,805,252
13,390	Linde AG	2,468,638

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
39,700	Symrise AG	$2,232,089
61,068	United Internet AG	2,387,561

		20,910,185

	Hong Kong—2.1%
2,093,003	China Gas Holdings Ltd.	3,745,987
376,487	Link (The) REIT	2,211,288
722,662	Techtronic Industries Co. Ltd.	2,259,717

		8,216,992

	Ireland—1.8%
5,064,792	Bank of Ireland(a)	1,986,198
155,038	Glanbia PLC	2,187,223
40,754	Kerry Group PLC, Class A	2,766,980

		6,940,401

	Italy—0.6%
51,416	EXOR SpA	2,238,565

	Japan—3.4%
158,390	Mitsubishi Electric Corp.	1,973,076
76,667	Olympus Corp.(a)	2,677,412
14,484	Oriental Land Co. Ltd.	3,065,923
23,393	Shimano, Inc.	3,059,109
56,698	Sysmex Corp.	2,384,649

		13,160,169

	Netherlands—2.4%
34,141	ASML Holding NV	3,398,496
123,239	Koninklijke Ahold NV	2,059,779
77,547	Koninklijke Vopak NV	3,882,460

		9,340,735

	Norway—1.3%
153,369	DNB ASA	2,814,756
90,054	Telenor ASA	2,022,247

		4,837,003

	South Africa—0.8%
185,433	Mondi PLC	3,123,880

	Spain—3.3%
266,568	Bankinter SA	2,198,277
648,034	Prosegur Cia de Seguridad SA	3,799,796
73,999	Red Electrica Corp. SA	6,456,560

		12,454,633

	Sweden—4.7%
45,895	Assa Abloy AB, Class B	2,425,531
151,867	Hexagon AB, Class B	5,099,686
62,484	Investment AB Kinnevik, Class B	1,974,934
63,375	Investor AB, Class B	2,262,582
235,746	Swedbank AB, Class A	6,221,573

		17,984,306

	Switzerland—12.4%
399,167	ABB Ltd.	8,734,435
4,771	Barry Callebaut AG	4,991,841
24,310	Dufry Group(a)	3,498,296
5,885	EMS-Chemie Holding AG	2,114,124
2,342	Galenica AG	2,002,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

PowerShares DWA Developed Markets Momentum Portfolio (PIZ) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
24,276	Geberit AG	$8,268,142
1,991	Givaudan SA	3,316,092
30,016	Nestle SA	2,195,570
558	Sika AG	1,988,612
49,274	Sonova Holding AG	7,669,225
36,084	Swiss Re AG	2,913,114

		47,692,117

	United Kingdom—22.0%
311,327	Aberdeen Asset Management PLC	2,161,651
136,054	AMEC PLC	2,263,725
654,667	Ashtead Group PLC	10,934,525
48,046	Associated British Foods PLC	2,116,899
496,566	Babcock International Group PLC	8,699,015
54,397	Berkeley Group Holdings PLC (The)	1,984,215
329,769	BT Group PLC	1,938,859
113,274	Capita PLC	1,987,998
152,268	Compass Group PLC	2,450,674
46,934	Derwent London PLC REIT	2,230,844
562,048	GKN PLC	2,859,430
56,041	InterContinental Hotels Group PLC	2,123,978
1,613,238	ITV PLC	5,239,302
168,859	John Wood Group PLC	1,788,386
1,022,295	Legal & General Group PLC	3,778,046
66,066	London Stock Exchange Group PLC	2,129,767
42,861	Next PLC	4,419,409
699,429	Old Mutual PLC	2,165,228
102,933	Persimmon PLC	2,409,228
106,478	Prudential PLC	2,457,280
60,867	Reckitt Benckiser Group PLC	5,112,345
122,252	SABMiller PLC	6,894,362
100,169	Weir Group PLC (The)	3,658,628
33,283	Whitbread PLC	2,323,733

		84,127,527

	Total Investments (Cost $380,834,240)—100.0%	383,431,342
	Other assets less liabilities—(0.0)%	(109,704)

	Net Assets—100.0%	$383,321,638

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Schedule of Investments

PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Argentina—1.4%
178,708	Grupo Financiero Galicia SA, Class B ADR	$2,627,008
83,942	YPF SA ADR	2,952,240

		5,579,248

	Brazil—13.2%
568,800	BR Malls Participacoes SA	4,613,552
389,800	CCR SA	2,931,305
266,900	Cetip SA—Mercados Organizados	3,415,867
343,500	Cielo SA	5,696,882
215,849	Cosan Ltd., Class A	2,285,841
343,500	Embraer SA	3,358,766
343,500	Equatorial Energia SA	3,539,375
568,800	Estacio Participacoes SA	6,653,716
501,500	Grendene SA	3,575,062
389,800	Iguatemi Empresa de Shopping Centers SA	3,987,846
284,400	Localiza Rent A Car SA	4,140,605
250,700	Qualicorp SA(a)	2,575,003
194,900	Sao Martinho SA	3,098,127
284,400	WEG SA	3,388,295

		53,260,242

	China—9.7%
10,491	Baidu, Inc. ADR(a)	2,504,936
521,278	BYD Co. Ltd., H-Shares	3,307,056
65,247	Ctrip.com International Ltd. ADR(a)	3,803,900
5,708,184	Huadian Power International Corp. Ltd., H-Shares	4,357,392
2,516,020	Lenovo Group Ltd.	3,704,991
61,265	NetEase, Inc. ADR	5,803,021
6,894,392	Shanghai Jin Jiang International Hotels (Group) Co. Ltd., H-Shares	2,364,747
357,251	Vimicro International Corp. ADR(a)	3,229,549
2,517,588	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	4,538,359
1,258,998	Zhuzhou CSR Times Electric Co. Ltd., H-Shares	5,414,120

		39,028,071

	India—4.4%
69,493	Dr Reddy’s Laboratories Ltd. ADR	3,633,789
65,247	HDFC Bank Ltd. ADR	3,420,900
41,979	ICICI Bank Ltd. ADR	2,365,937
130,422	Tata Motors Ltd. ADR	6,142,876
107,978	WNS Holdings Ltd. ADR(a)	2,182,235

		17,745,737

	Indonesia—3.3%
2,517,926	PT Bank Central Asia Tbk	2,718,985
75,497,399	PT Kalbe Farma Tbk	10,651,474

		13,370,459

	Malaysia—1.3%
1,260,200	Axiata Group Bhd	2,701,044
1,111,100	Telekom Malaysia Bhd	2,432,141

		5,133,185

	Mexico—5.6%
3,081,446	Alfa SAB de CV, Class A	9,806,855
3,046,208	Cemex SAB de CV, Series CPO(a)	3,748,199

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Mexico (continued)
357,896	Grupo Aeroportuario del Pacifico SAB de CV, Class B	$2,432,001
216,256	Grupo Aeroportuario del Sureste SAB de CV, Series B	2,887,391
630,946	Grupo Carso SAB de CV, Series A1	3,600,486

		22,474,932

	Panama—0.6%
69,493	Banco Latinoamericano de Comercio Exterior SA, Class E	2,337,745

	Philippines—7.5%
166,094	Ayala Corp.	2,553,869
4,122,836	First Gen Corp.	2,379,531
2,339,141	International Container Terminal Services, Inc.	6,046,582
22,575,767	Megaworld Corp.	2,495,282
1,707,302	Security Bank Corp.	5,463,366
2,711,706	Universal Robina Corp.	11,239,606

		30,178,236

	South Africa—13.8%
263,202	Aspen Pharmacare Holdings Ltd.	9,373,965
360,597	Discovery Ltd.	3,274,980
927,401	EOH Holdings Ltd.	9,034,751
676,895	FirstRand Ltd.	2,892,138
463,902	Mediclinic International Ltd.	4,136,358
54,529	Naspers Ltd., Class N	6,775,476
987,690	Netcare Ltd.	2,981,756
123,605	Omnia Holdings Ltd.	2,461,582
326,657	Pioneer Foods Ltd.	3,518,800
526,162	RMB Holdings Ltd.	2,915,396
435,595	Sanlam Ltd.	2,746,374
767,741	Woolworths Holdings Ltd.	5,447,924

		55,559,500

	South Korea—19.5%
8,178	Amorepacific Group	9,052,402
28,806	CJ Corp.	4,689,907
32,674	Coway Co. Ltd.	2,494,735
157,748	Daesang Corp.	6,132,914
57,592	Dongbu Insurance Co. Ltd.	3,227,907
74,094	Grand Korea Leisure Co. Ltd.	2,651,835
47,679	Halla Visteon Climate Control Corp.	2,130,260
101,005	Hanssem Co. Ltd.	12,049,945
14,409	Hyundai Department Store Co. Ltd.	1,826,859
157,748	Hyundai Greenfood Co. Ltd.	2,678,999
4,357	KCC Corp.	2,413,466
34,797	KEPCO Plant Service & Engineering Co. Ltd.	2,855,442
15,348	LG Hausys Ltd.	2,290,575
8,712	Ottogi Corp.	4,622,032
27,046	SK C&C Co. Ltd.	6,136,868
178,919	Toray Chemical Korea, Inc.(a)	2,151,254
3,183	Young Poong Corp.	3,547,157
130,592	Youngone Corp.	7,808,173

		78,760,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares DWA Emerging Markets Momentum Portfolio (PIE) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan—9.5%
459,593	Advanced Semiconductor Engineering, Inc. ADR	$2,835,689
669,810	Advantech Co. Ltd.	4,646,488
379,000	China Steel Chemical Corp.	2,062,187
379,000	Delta Electronics, Inc.	2,267,782
1,428,000	Fubon Financial Holding Co. Ltd.	2,413,137
404,000	Hotai Motor Co. Ltd.	5,910,608
670,000	Kung Long Batteries Industrial Co. Ltd.	2,246,807
54,000	Largan Precision Co. Ltd.	3,790,377
355,000	President Chain Store Corp.	2,661,056
115,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,532,300
2,084,000	Teco Electric and Machinery Co. Ltd.	2,315,822
2,084,000	Yungtay Engineering Co. Ltd.	4,624,792

		38,307,045

	Thailand—8.5%
3,242,180	Bangchak Petroleum PCL (The) NVDR	3,334,757
12,157,535	Bangkok Dusit Medical Services PCL NVDR	6,905,569
2,740,207	Bangkok Life Assurance PCL NVDR	4,858,672
1,110,429	Bumrungrad Hospital PCL NVDR	4,534,451
3,042,717	Central Pattana PCL NVDR	4,507,556
3,675,424	Gunkul Engineering PCL NVDR	2,776,034
2,363,802	Pruksa Real Estate PCL NVDR	2,431,298
405,784	Siam Commercial Bank PCL (The) NVDR	2,211,442
1,183,963	Thai Union Frozen Products PCL NVDR	2,708,174

		34,267,953

	Turkey—1.6%
148,094	BIM Birlesik Magazalar AS	3,388,513
357,617	Tav Havalimanlari Holding AS	3,004,034

		6,392,547

	Total Investments (Cost $368,741,476)—99.9%	402,395,630
	Other assets less liabilities—0.1%	288,153

	Net Assets—100.0%	$402,683,783

Investment Abbreviations:

ADR—American Depositary Receipt

NVDR—Non-voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—0.3%
6,054	Leighton Holdings Ltd.	$116,859

	Brazil—5.4%
43,487	Cia Siderurgica Nacional SA ADR(a)	142,637
54,004	Gerdau SA ADR	244,638
48,700	Iochpe-Maxion SA	338,634
145,000	Magnesita Refratarios SA	174,346
89,197	Vale SA ADR(a)	899,998
17,380	WEG SA	207,063

		2,007,316

	Chile—0.5%
18,505	CAP SA	176,935

	China—28.2%
873,429	Angang Steel Co. Ltd., H-Shares	643,088
327,922	Anhui Conch Cement Co. Ltd., H-Shares	1,074,017
941,522	BBMG Corp. H-Shares	665,301
1,117,849	China Communications Construction Co. Ltd., H-Shares	857,644
207,881	China Machinery Engineering Corp., H-Shares	117,944
1,055,084	China Molybdenum Co. Ltd., H-Shares	628,544
173,483	China National Building Material Co. Ltd., H-Shares	160,840
435,255	China Railway Construction Corp. Ltd., H-Shares	456,852
965,925	China Railway Group Ltd., H-Shares	595,358
432,713	Chongqing Iron & Steel Co. Ltd., H-Shares(b)	94,296
613,879	CSG Holding Co. Ltd., Class B	450,404
273,699	Dongfang Electric Corp. Ltd., H-Shares	463,035
322,031	First Tractor Co. Ltd., H-Shares	205,962
407,642	Guangzhou Shipyard International Co. Ltd., H-Shares	721,572
542,644	Harbin Electric Co. Ltd., H-Shares	327,467
1,314,558	Hunan Non-Ferrous Metal Corp. Ltd., H-Shares(b)	422,072
349,787	Jiangxi Copper Co. Ltd., H-Shares	621,527
1,546,417	Lonking Holdings Ltd.	265,207
2,196,165	Metallurgical Corp. of China Ltd., H-Shares	603,186
749,348	Shanghai Electric Group Co. Ltd., H-Shares	374,906
342,210	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	616,889

		10,366,111

	France—1.4%
13,199	Alstom SA(b)	459,068
3,914	Areva SA(b)	52,594

		511,662

	India—2.1%
13,402	Larsen & Toubro Ltd. GDR(c)	365,875
18,223	Mahindra & Mahindra Ltd. GDR(c)	391,794

		757,669

	Indonesia—5.4%
843,384	PT Aneka Tambang (Persero) Tbk	67,694
79,638	PT Indocement Tunggal Prakarsa Tbk	158,156
2,976,644	PT Inovisi Infracom Tbk(b)	128,081
1,715,725	PT Pembangunan Perumahan Persero Tbk	373,385

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Indonesia (continued)
174,660	PT Semen Indonesia (Persero) Tbk	$229,436
424,090	PT Tower Bersama Infrastructure Tbk	312,321
91,886	PT United Tractors Tbk	139,711
527,108	PT Vale Indonesia Tbk	165,307
1,730,388	PT Wijaya Karya Persero Tbk	409,508

		1,983,599

	Israel—0.9%
5,725	Caesarstone Sdot-Yam Ltd.	319,798

	Malaysia—6.6%
807,274	Dialog Group Bhd	397,593
445,884	Gamuda Bhd	694,057
241,307	IJM Corp. Bhd	507,667
85,824	Lafarge Malaysia Bhd	273,447
896,000	Sumatec Resources Bhd(b)	93,979
169,800	Sunway Bhd	178,099
422,572	WCT Holdings Bhd	278,781

		2,423,623

	Mexico—7.3%
73,171	Cemex SAB de CV ADR(b)	900,003
459,677	Empresas ICA SAB de CV(b)	817,217
26,158	Grupo Carso SAB de CV, Series A1	149,270
60,457	Promotora y Operadora de Infraestructura SAB de CV(b)	829,491

		2,695,981

	Netherlands—0.4%
3,810	Oci NV(b)	132,657

	Philippines—0.8%
2,631,457	Metro Pacific Investments Corp.	297,890

	Russia—2.8%
45,435	LSR Group OJSC GDR(c)	132,670
28,229	Magnitogorsk Iron & Steel Works GDR(b)(c)	79,888
110,621	Mechel ADR(b)	99,559
29,566	MMC Norilsk Nickel OJSC ADR	550,223
5,043	Novolipetsk Steel OJSC GDR(c)	64,551
10,572	Severstal OAO GDR(c)	111,746

		1,038,637

	Singapore—0.9%
774,053	Midas Holdings Ltd.	195,696
48,660	SembCorp Marine Ltd.	137,785

		333,481

	South Africa—7.1%
25,057	African Rainbow Minerals Ltd.	308,251
8,817	Assore Ltd.	163,370
315,409	Aveng Ltd.(b)	578,454
304,421	Murray & Roberts Holdings Ltd.	624,164
125,407	PPC Ltd.	336,023
38,306	Reunert Ltd.	201,846
34,547	Wilson Bayly Holmes-Ovcon Ltd.	406,577

		2,618,685

	Spain—1.2%
11,711	ACS Actividades de Construccion y Servicios SA	433,579

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares Emerging Markets Infrastructure Portfolio (PXR) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Sweden—3.0%
38,450	Atlas Copco AB, Class A	$1,107,219

	Switzerland—2.9%
48,595	ABB Ltd.(b)	1,066,427

	Taiwan—15.0%
601,234	Asia Cement Corp.	774,855
1,117,200	BES Engineering Corp.	286,862
747,845	China Steel Corp.	644,175
506,959	CTCI Corp.	828,361
1,014,360	Goldsun Development & Construction Co. Ltd.(b)	358,502
52,000	King Slide Works Co. Ltd.	681,275
512,000	TA Chen Stainless Pipe	313,093
758,573	Taiwan Cement Corp.	1,158,441
625,076	Tung Ho Steel Enterprise Corp.	493,213

		5,538,777

	Turkey—2.8%
182,699	Aksa Enerji Uretim AS(b)	220,536
39,161	Cimsa Cimento Sanayi ve Ticaret AS	290,153
707	Konya Cimento Sanayii AS	78,655
175,795	Tekfen Holding AS(b)	442,615

		1,031,959

	United Kingdom—0.5%
95,147	Evraz PLC	196,669

	United States—4.5%
10,482	Caterpillar, Inc.	1,062,980
6,437	Pall Corp.	588,470

		1,651,450

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $41,652,924)—100.0%	36,806,983

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.0%
756,315	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $756,315)	756,315

	Total Investments (Cost $42,409,239)—102.0%	37,563,298
	Other assets less liabilities—(2.0)%	(752,519)

	Net Assets—100.0%	$36,810,779

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2014.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $1,146,524, which represented 3.11% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of October 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$747,112	$(747,112)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—47.9%
14,806	AGL Energy Ltd.	$176,867
24,142	Amcor Ltd.	248,708
77,805	AMP Ltd.	400,085
14,143	APA Group	97,837
93,913	Arrium Ltd.	27,654
21,764	Asciano Ltd.	119,949
2,627	ASX Ltd.	83,106
29,980	Aurizon Holdings Ltd.	123,329
59,570	Australia & New Zealand Banking Group Ltd.	1,754,129
7,966	Bank of Queensland Ltd.	88,297
12,727	Bendigo & Adelaide Bank Ltd.	138,943
656,750	BGP Holdings PLC(a)	0
64,029	BHP Billiton Ltd.	1,911,320
24,680	BlueScope Steel Ltd.(a)	113,892
21,754	Boral Ltd.	94,844
24,899	Brambles Ltd.	208,576
5,323	Caltex Australia Ltd.	145,234
12,694	Coca-Cola Amatil Ltd.	102,096
31,648	Commonwealth Bank of Australia	2,238,841
6,183	Computershare Ltd.	66,686
4,624	Crown Resorts Ltd.	58,813
3,332	CSL Ltd.	234,863
121,603	Dexus Property Group REIT	129,336
18,489	Downer EDI Ltd.	77,034
43,684	DUET Group	94,460
73,693	Fairfax Media Ltd.	52,793
13,649	Fortescue Metals Group Ltd.	41,991
26,555	Goodman Group REIT	129,314
35,361	GPT Group (The) REIT	128,059
8,145	Iluka Resources Ltd.	51,548
50,031	Incitec Pivot Ltd.	127,974
41,454	Insurance Australia Group Ltd.	237,576
7,113	Leighton Holdings Ltd.	137,301
14,870	Lend Lease Group	204,688
8,021	Macquarie Group Ltd.	431,277
55,894	Metcash Ltd.	139,040
88,660	Mirvac Group REIT	139,888
25,682	Myer Holdings Ltd.	43,794
59,740	National Australia Bank Ltd.	1,837,377
27,896	Newcrest Mining Ltd.(a)	228,532
38,612	Novion Property Group REIT(a)	71,274
9,394	Orica Ltd.	170,101
24,276	Origin Energy Ltd.	304,502
23,516	OZ Minerals Ltd.	79,995
108,895	Qantas Airways Ltd.(a)	160,807
51,388	QBE Insurance Group Ltd.	520,811
19,581	Santos Ltd.	222,031
54,098	Scentre Group REIT(a)	168,335
10,091	Sims Metal Management Ltd.	98,812
7,152	Sonic Healthcare Ltd.	117,434
75,036	Stockland REIT	279,656
41,659	Suncorp Group Ltd.	536,458
18,581	Sydney Airport	72,027
26,572	TABCORP Holdings Ltd.	95,062
44,378	Tatts Group Ltd.	135,359
116,005	Telstra Corp. Ltd.	574,082

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
26,431	Toll Holdings Ltd.	$131,498
20,506	Transurban Group	146,541
18,881	Treasury Wine Estates Ltd.	77,173
10,620	UGL Ltd.(a)	64,971
22,846	Wesfarmers Ltd.	886,404
49,388	Westfield Corp. REIT	343,824
65,742	Westpac Banking Corp.	2,009,840
11,354	Woodside Petroleum Ltd.	400,504
26,623	Woolworths Ltd.	842,458
8,015	WorleyParsons Ltd.	95,533

		21,271,543

	China—0.1%
45,000	Want Want China Holdings Ltd.	61,391

	Hong Kong—14.2%
117,410	AIA Group Ltd.	654,784
19,152	Bank of East Asia Ltd. (The)	80,014
76,714	BOC Hong Kong (Holdings) Ltd.	255,212
33,204	Cathay Pacific Airways Ltd.	62,253
26,986	Cheung Kong (Holdings) Ltd.	478,811
30,589	CLP Holdings Ltd.	263,283
67,298	Esprit Holdings Ltd.	84,261
156,039	Global Brands Group Holding Ltd.(a)	34,607
48,277	Hang Lung Properties Ltd.	150,648
11,243	Hang Seng Bank Ltd.	190,495
29,221	Henderson Land Development Co. Ltd.	197,251
64,352	Hong Kong & China Gas Co. Ltd.	150,192
7,112	Hong Kong Exchanges & Clearing Ltd.	157,643
14,294	Hongkong Land Holdings Ltd.	99,629
49,833	Hutchison Whampoa Ltd.	631,652
2,603	Jardine Matheson Holdings Ltd.	155,920
2,850	Jardine Strategic Holdings Ltd.	101,546
21,396	Kerry Properties Ltd.	73,387
158,039	Li & Fung Ltd.	192,576
39,529	Link (The) REIT	232,173
23,771	MTR Corp. Ltd.	96,859
143,096	New World Development Co. Ltd.	179,719
231,399	Noble Group Ltd.	215,108
18,056	Power Assets Holdings Ltd.	174,269
10,400	Sands China Ltd.	64,772
61,938	Sino Land Co. Ltd.	102,389
39,005	Sun Hung Kai Properties Ltd.	581,414
16,136	Swire Pacific Ltd., Class A	211,604
26,894	Swire Properties Ltd.	86,177
37,628	Wharf Holdings Ltd. (The)	278,018
22,663	Yue Yuen Industrial (Holdings) Ltd.	75,980

		6,312,646

	Indonesia—0.2%
191,118	Golden Agri-Resources Ltd.	77,309

	New Zealand—0.7%
15,205	Fletcher Building Ltd.	101,721
77,383	Spark New Zealand Ltd.	189,919

		291,640

	Singapore—6.9%
37,000	Ascendas REIT	64,185

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore (continued)
60,000	CapitaLand Ltd.	$147,958
46,471	CapitaMall Trust REIT	71,216
40,235	ComfortDelGro Corp. Ltd.	82,630
35,693	DBS Group Holdings Ltd.	513,113
32,000	Global Logistic Properties Ltd.	68,456
186,000	Hutchison Port Holdings Trust	125,550
1,882	Jardine Cycle & Carriage Ltd.	58,414
31,294	Keppel Corp. Ltd.	229,806
46,169	Oversea-Chinese Banking Corp. Ltd.	355,201
18,647	SembCorp Industries Ltd.	70,642
18,000	SembCorp Marine Ltd.	50,968
7,353	Singapore Airlines Ltd.	56,627
25,803	Singapore Press Holdings Ltd.	85,910
20,751	Singapore Technologies Engineering Ltd.	60,534
157,934	Singapore Telecommunications Ltd.	464,403
21,412	United Overseas Bank Ltd.	383,101
62,118	Wilmar International Ltd.	154,631

		3,043,345

	South Korea—29.0%
6,506	BS Financial Group, Inc.	101,358
720	CJ Corp.	117,223
1,041	Daelim Industrial Co. Ltd.	69,060
2,715	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	46,489
1,664	Dongbu Insurance Co. Ltd.	93,264
1,984	Doosan Heavy Industries & Construction Co. Ltd.	43,533
5,020	Doosan Infracore Co. Ltd.(a)	50,729
520	E-Mart Co. Ltd.	96,339
2,216	GS Engineering & Construction Corp.(a)	58,265
2,869	GS Holdings Corp.	111,272
8,811	Hana Financial Group, Inc.	305,454
2,202	Hanwha Corp.	56,455
1,403	Hyosung Corp.	83,361
1,794	Hyundai Engineering & Construction Co. Ltd.	81,497
1,749	Hyundai Heavy Industries Co. Ltd.	162,343
2,795	Hyundai Marine & Fire Insurance Co. Ltd.	73,881
1,005	Hyundai Mobis Co. Ltd.	235,092
4,288	Hyundai Motor Co.	682,081
1,820	Hyundai Steel Co.	115,971
8,723	Industrial Bank of Korea	127,736
12,473	KB Financial Group, Inc.	490,176
6,877	Kia Motors Corp.	335,250
14,734	Korea Electric Power Corp.	640,381
1,501	Korea Gas Corp.(a)	70,364
2,423	Korean Air Lines Co. Ltd.(a)	86,039
9,562	KT Corp.	293,464
2,581	KT&G Corp.	229,426
1,048	Kwangju Bank Ltd.(a)	10,590
1,602	Kyongnam Bank(a)	18,737
1,081	LG Chem Ltd.	202,296
2,733	LG Corp.	162,640
10,901	LG Display Co. Ltd.(a)	319,769
6,900	LG Electronics, Inc.	421,594
2,988	LG International Corp.	60,530
7,905	LG Uplus Corp.	81,363

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
395	Lotte Chemical Corp.	$53,592
385	Lotte Shopping Co. Ltd.	106,811
953	LS Corp.	53,414
407	OCI Co. Ltd.(a)	35,036
3,055	POSCO	874,711
3,791	Samsung C&T Corp.	256,463
1,436	Samsung Electro-Mechanics Co. Ltd.	65,436
1,951	Samsung Electronics Co. Ltd.	2,270,961
1,001	Samsung Engineering Co. Ltd.(a)	57,696
961	Samsung Fire & Marine Insurance Co. Ltd.	258,519
4,850	Samsung Heavy Industries Co. Ltd.	118,217
1,979	Samsung Life Insurance Co. Ltd.	215,727
722	Samsung SDI Co. Ltd.	85,122
13,368	Shinhan Financial Group Co. Ltd.	629,168
297	Shinsegae Co. Ltd.	55,163
808	SK C&C Co. Ltd.	183,339
1,213	SK Holdings Co. Ltd.	189,544
5,751	SK Hynix, Inc.(a)	255,336
3,295	SK Innovation Co. Ltd.	269,771
10,592	SK Networks Co. Ltd.(a)	108,524
1,368	SK Telecom Co. Ltd.	341,766
2,027	S-Oil Corp.	77,099
13,820	Woori Finance Holdings Co. Ltd.(a)	153,882

		12,849,319

	United Kingdom—1.0%
8,772	Rio Tinto Ltd.	465,797

	Total Common Stocks and Other Equity Interests (Cost $41,534,236)	44,372,990

	Money Market Fund—0.0%
4,066	Invesco Premier Portfolio—Institutional Class(b) (Cost $4,066)	4,066

	Total Investments (Cost $41,538,302)—100.0%	44,377,056
	Other assets less liabilities—(0.0)%	(7,960)

	Net Assets—100.0%	$44,369,096

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—6.5%
32,206	AGL Energy Ltd.	$384,720
52,953	Amcor Ltd.	545,516
170,654	AMP Ltd.	877,529
31,180	APA Group	215,695
212,669	Arrium Ltd.	62,624
47,980	Asciano Ltd.	264,434
5,785	ASX Ltd.	183,010
66,090	Aurizon Holdings Ltd.	271,876
130,917	Australia & New Zealand Banking Group Ltd.	3,855,049
17,516	Bank of Queensland Ltd.	194,151
27,916	Bendigo & Adelaide Bank Ltd.	304,764
231,466	BGP Holdings PLC(a)	0
141,858	BHP Billiton Ltd.	4,234,582
92,795	BHP Billiton PLC	2,390,916
54,411	BlueScope Steel Ltd.(a)	251,093
47,958	Boral Ltd.	209,089
54,610	Brambles Ltd.	457,461
11,740	Caltex Australia Ltd.	320,316
27,989	Coca-Cola Amatil Ltd.	225,111
70,057	Commonwealth Bank of Australia	4,955,969
13,634	Computershare Ltd.	147,047
10,189	Crown Resorts Ltd.	129,595
7,314	CSL Ltd.	515,542
268,086	Dexus Property Group REIT	285,134
40,763	Downer EDI Ltd.	169,837
96,308	DUET Group	208,251
156,611	Fairfax Media Ltd.	112,194
30,428	Fortescue Metals Group Ltd.	93,612
58,543	Goodman Group REIT	285,085
77,950	GPT Group (The) REIT	282,294
19,640	Iluka Resources Ltd.	124,298
110,295	Incitec Pivot Ltd.	282,123
90,918	Insurance Australia Group Ltd.	521,058
15,605	Leighton Holdings Ltd.	301,221
32,619	Lend Lease Group	449,005
17,647	Macquarie Group Ltd.	948,852
123,219	Metcash Ltd.	306,516
194,466	Mirvac Group REIT	306,830
62,508	Myer Holdings Ltd.	106,592
131,292	National Australia Bank Ltd.	4,038,046
61,187	Newcrest Mining Ltd.(a)	501,261
84,869	Novion Property Group REIT(a)	156,660
20,608	Orica Ltd.	373,157
53,241	Origin Energy Ltd.	667,820
51,844	OZ Minerals Ltd.	176,359
238,849	Qantas Airways Ltd.(a)	352,713
113,049	QBE Insurance Group Ltd.	1,145,737
42,952	Santos Ltd.	487,037
121,015	Scentre Group REIT(a)	376,558
22,247	Sims Metal Management Ltd.	217,844
15,759	Sonic Healthcare Ltd.	258,758
164,574	Stockland REIT	613,361
91,653	Suncorp Group Ltd.	1,180,248
40,962	Sydney Airport	158,785
58,582	TABCORP Holdings Ltd.	209,579
97,843	Tatts Group Ltd.	298,434

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
255,222	Telstra Corp. Ltd.	$1,263,035
58,279	Toll Holdings Ltd.	289,946
46,891	Transurban Group	335,096
41,632	Treasury Wine Estates Ltd.	170,165
24,053	UGL Ltd.(a)	147,152
50,261	Wesfarmers Ltd.	1,950,080
108,445	Westfield Corp. REIT	754,960
145,623	Westpac Banking Corp.	4,451,933
24,977	Woodside Petroleum Ltd.	881,046
58,578	Woolworths Ltd.	1,853,643
17,672	WorleyParsons Ltd.	210,637

		49,299,041

	Austria—0.2%
2,607	Andritz AG	125,818
2,027	BUWOG AG	37,409
20,662	Erste Group Bank AG	525,774
6,221	Immoeast AG(a)	0
41,203	Immofinanz AG(a)	124,515
10,075	OMV AG	316,647
5,742	Raiffeisen Bank International AG	122,445
22,684	Telekom Austria AG	169,956
8,456	Voestalpine AG	338,548

		1,761,112

	Belgium—0.8%
19,438	Ageas	648,909
17,839	Anheuser-Busch InBev NV	1,969,302
13,364	Belgacom SA	504,155
3,066	Colruyt SA	139,615
12,495	Delhaize Group SA	853,353
3,274	Groupe Bruxelles Lambert SA	292,267
10,538	KBC Groep NV(a)	564,431
3,010	Solvay SA	409,933
3,642	UCB SA	293,816
7,914	Umicore SA	309,759

		5,985,540

	Canada—7.2%
5,532	Agnico Eagle Mines Ltd.	130,321
6,155	Agrium, Inc.	601,988
7,513	Aimia, Inc.	108,285
13,046	Alimentation Couche-Tard, Inc., Class B	442,600
4,047	AltaGas Ltd.	166,913
12,249	ARC Resources Ltd.	288,774
3,524	ATCO Ltd., Class I	143,154
34,113	Bank of Montreal	2,472,886
52,859	Bank of Nova Scotia (The)	3,235,911
68,884	Barrick Gold Corp.	817,480
6,129	Baytex Energy Corp.	187,221
14,618	BCE, Inc.	648,925
97,559	Blackberry Ltd.(a)	1,024,523
4,490	Bombardier, Inc., Class A	15,014
128,431	Bombardier, Inc., Class B	422,617
15,179	Bonavista Energy Corp.	142,575
28,749	Brookfield Asset Management, Inc., Class A	1,406,787
13,413	Cameco Corp.	232,820
20,181	Canadian Imperial Bank of Commerce	1,841,699

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
16,260	Canadian National Railway Co.	$1,145,966
40,722	Canadian Natural Resources Ltd.	1,420,548
41,555	Canadian Oil Sands Ltd.	650,904
2,472	Canadian Pacific Railway Ltd.	514,001
4,065	Canadian Tire Corp. Ltd., Class A	445,529
6,711	Canadian Utilities Ltd., Class A	231,904
6,854	Capital Power Corp.	155,506
19,712	Celestica, Inc.(a)	216,448
41,935	Cenovus Energy, Inc.	1,037,356
6,872	CGI Group, Inc., Class A(a)	235,822
4,647	CI Financial Corp.	135,068
14,788	Crescent Point Energy Corp.	488,583
28,629	Eldorado Gold Corp.	156,419
3,611	Empire Co. Ltd., Class A	249,723
24,447	Enbridge, Inc.	1,156,378
65,446	Encana Corp.	1,219,004
17,763	Enerplus Corp.	254,286
1,115	Fairfax Financial Holdings Ltd.	509,244
7,930	Finning International, Inc.	204,677
14,927	First Quantum Minerals Ltd.	225,073
12,972	Fortis, Inc.	422,486
3,320	George Weston Ltd.	271,148
32,107	Goldcorp, Inc.	602,300
17,119	Great-West Lifeco, Inc.	479,505
18,103	Husky Energy, Inc.	436,900
45,898	IAMGOLD Corp.(a)	87,119
4,411	IGM Financial, Inc.	176,370
9,539	Imperial Oil Ltd.	458,823
5,131	Industrial Alliance Insurance & Financial Services, Inc.	206,705
5,356	Intact Financial Corp.	358,999
15,463	Just Energy Group, Inc.	75,295
2,549	Keyera Corp.	202,708
85,518	Kinross Gold Corp.(a)	182,800
33,093	Lightstream Resources Ltd.	87,469
7,835	Loblaw Cos. Ltd.	408,064
9,142	Magna International, Inc.	901,997
97,308	Manulife Financial Corp.	1,846,129
5,712	Metro, Inc.	401,251
15,868	National Bank of Canada	741,431
4,999	Onex Corp.	281,952
8,464	Pembina Pipeline Corp.	351,037
53,706	Pengrowth Energy Corp.	216,739
93,083	Penn West Petroleum Ltd.	421,059
23,423	Potash Corp. of Saskatchewan, Inc.	799,222
33,794	Power Corp. of Canada	891,422
17,021	Power Financial Corp.	498,349
13,439	Precision Drilling Corp.	111,927
6,798	Quebecor, Inc., Class B	174,434
7,051	RioCan REIT	166,042
19,808	Rogers Communications, Inc., Class B	744,568
61,892	Royal Bank of Canada	4,392,194
7,550	Saputo, Inc.	214,155
17,419	Shaw Communications, Inc., Class B	447,120
6,219	SNC-Lavalin Group, Inc.	267,856
33,125	Sun Life Financial, Inc.	1,177,863

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
70,989	Suncor Energy, Inc.	$2,519,828
77,663	Talisman Energy, Inc.	495,274
38,546	Teck Resources Ltd., Class B	608,900
9,761	TELUS Corp.	349,680
3,341	Tim Hortons, Inc.	270,611
75,832	Toronto-Dominion Bank (The)	3,730,898
27,006	TransAlta Corp.	262,527
32,603	TransCanada Corp.	1,606,365
9,001	Veresen, Incn Receipt	141,228
2,933	Vermilion Energy, Inc.	166,388
31,948	Yamana Gold, Inc.	127,231

		54,765,300

	China—0.0%
98,402	Want Want China Holdings Ltd.	134,245

	Colombia—0.0%
17,238	Pacific Rubiales Energy Corp.	259,919

	Denmark—0.7%
203	A.P. Moeller-Maersk A/S, Class A	460,956
440	A.P. Moeller-Maersk A/S, Class B	1,025,039
4,728	Carlsberg A/S, Class B	416,227
54,735	Danske Bank A/S	1,500,851
5,703	DSV A/S	170,490
3,447	FLSmidth & Co. A/S	156,079
3,325	Jyske Bank A/S(a)	179,099
21,361	Novo Nordisk A/S, Class B	966,141
54,113	TDC A/S	412,712
9,069	Vestas Wind Systems A/S(a)	303,478

		5,591,072

	Finland—0.9%
7,881	Elisa Oyj	216,243
29,024	Fortum Oyj	672,374
5,878	Kesko Oyj, Class B	222,557
7,851	Kone Oyj, Class B	337,393
12,046	Metso Oyj	392,856
12,429	Neste Oil Oyj	268,622
310,923	Nokia Oyj	2,594,440
4,244	Nokian Renkaat Oyj	119,586
4,371	Orion Oyj, Class B	148,356
17,128	Sampo Oyj, Class A	819,116
42,544	Stora Enso Oyj, Class R	350,470
40,829	UPM-Kymmene Oyj	645,572
5,196	Wartsila Oyj Abp	240,612
16,882	YIT Oyj	112,526

		7,140,723

	France—9.5%
7,712	Accor SA	323,786
1,371	Aeroports de Paris	162,085
34,734	Air France-KLM(a)	293,095
12,501	Air Liquide SA	1,507,516
17,071	Airbus Group NV	1,018,081
152,737	Alcatel-Lucent(a)	468,460
26,958	Alstom SA(a)	937,613
2,748	Arkema SA	169,463
2,303	AtoS	158,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
157,026	AXA SA	$3,621,946
69,192	BNP Paribas SA	4,346,671
23,503	Bouygues SA	811,263
4,950	Bureau Veritas SA	122,363
6,841	Capgemini SA	449,639
65,871	Carrefour SA	1,928,722
6,250	Casino Guichard Perrachon SA	640,389
22,452	CGG SA(a)	129,624
1,903	Christian Dior SA	336,540
30,196	Cie de Saint-Gobain	1,295,577
9,668	Cie Generale des Etablissements Michelin	838,101
14,384	CNP Assurances	268,704
84,796	Credit Agricole SA	1,253,112
22,111	Danone SA	1,502,050
5,326	Edenred	147,472
4,541	Eiffage SA	241,146
20,453	Electricite de France SA	603,482
3,776	Essilor International SA	416,797
2,111	Eurazeo SA	141,104
5,053	Eutelsat Communications SA	163,717
4,848	Faurecia	156,650
1,859	Fonciere des Regions REIT	170,726
180,205	GDF Suez	4,369,951
11,206	Groupe Eurotunnel SA	141,523
1,607	ICADE REIT	127,831
3,276	Kering	631,888
3,933	Klepierre REIT	170,004
13,159	Lafarge SA	911,891
10,475	Lagardere SCA	254,805
7,806	Legrand SA	419,959
5,504	L’Oreal SA	862,685
7,135	LVMH Moet Hennessy Louis Vuitton SA	1,209,954
59,214	Natixis SA	407,373
1,919	Neopost SA	133,223
3,880	Nexans SA(a)	118,347
326,591	Orange SA	5,202,800
6,113	Pernod Ricard SA	695,665
92,547	Peugeot SA(a)	1,096,676
3,763	Publicis Groupe SA	260,580
11,779	Renault SA	874,111
17,950	Rexel SA	301,473
7,071	Safran SA	447,393
56,195	Sanofi	5,186,161
21,302	Schneider Electric SE	1,678,222
11,098	SCOR SE	339,831
52,939	Societe Generale SA	2,547,963
4,043	Sodexo	389,383
25,479	Suez Environnement Co.	428,721
4,790	Technip SA	346,400
2,171	Teleperformance	136,710
4,753	Thales SA	235,760
180,962	Total SA	10,751,412
3,458	Unibail-Rodamco SE REIT	885,786
3,193	Valeo SA	357,366
9,533	Vallourec SA	349,956
73,979	Veolia Environnement SA	1,235,999

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
27,348	Vinci SA	$1,558,170
109,320	Vivendi SA	2,667,434
1,593	Wendel SA	175,517
3,749	Zodiac Aerospace	114,305

		72,648,080

	Germany—8.0%
5,944	Adidas AG	432,312
33,916	Allianz SE	5,383,910
6,642	Aurubis AG	346,102
43,915	BASF SE	3,864,684
23,956	Bayer AG	3,405,143
19,063	Bayerische Motoren Werke AG	2,037,786
1,814	Beiersdorf AG	146,730
2,599	Bilfinger SE	167,601
6,588	Brenntag AG	318,609
9,369	Celesio AG	308,721
88,034	Commerzbank AG(a)	1,325,229
3,220	Continental AG	631,979
56,089	Daimler AG	4,359,092
87,638	Deutsche Bank AG	2,731,866
7,490	Deutsche Boerse AG	511,534
23,881	Deutsche Lufthansa AG	352,763
53,210	Deutsche Post AG	1,670,338
278,092	Deutsche Telekom AG	4,188,028
302,530	E.ON Se	5,204,219
3,348	Evonik Industries AG	111,747
5,004	Freenet AG	130,939
7,158	Fresenius Medical Care AG & Co. KGaA	524,643
13,889	Fresenius SE & Co. KGaA	714,333
5,724	GEA Group AG	263,162
4,535	Hannover Rueck SE	377,790
9,063	HeidelbergCement AG	616,806
2,793	Henkel AG & Co. KGaA	253,738
4,360	Henkel AG & Co. KGaA (Preference Shares)	430,347
2,897	Hochtief AG	214,113
30,056	Infineon Technologies AG	291,504
15,377	K+S AG	428,954
11,704	Kloeckner & Co. SE(a)	137,416
5,006	LANXESS AG	260,163
1,760	Leoni AG	100,663
6,500	Linde AG	1,198,368
1,657	MAN SE	188,693
3,016	Merck KGaA	272,334
21,458	Metro AG(a)	683,410
13,463	Muenchener Rueckversicherungs-Gesellschaft AG	2,645,714
3,806	Osram Licht AG(a)	133,328
5,059	Porsche Automobil Holding SE (Preference Shares)	414,089
9,411	ProSiebenSat.1 Media AG	379,141
72,881	RWE AG	2,580,495
6,015	Salzgitter AG	180,944
17,107	SAP SE	1,162,546
38,387	Siemens AG	4,324,230
5,991	Suedzucker AG	83,281
2,893	Symrise AG	162,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
4,408	Talanx AG	$142,018
23,457	Telefonica Deutschland Holding AG	115,235
42,824	ThyssenKrupp AG(a)	1,028,819
16,835	TUI AG	256,908
2,035	Volkswagen AG	432,676
10,283	Volkswagen AG (Preference Shares)	2,190,852

		60,818,701

	Greece—0.1%
15,914	Hellenic Telecommunications Organization SA(a)	179,647
26,317	OPAP SA	318,845
15,214	Public Power Corp. SA(a)	115,514

		614,006

	Hong Kong—1.8%
258,508	AIA Group Ltd.	1,441,674
42,226	Bank of East Asia Ltd. (The)	176,414
168,222	BOC Hong Kong (Holdings) Ltd.	559,641
73,009	Cathay Pacific Airways Ltd.	136,883
60,872	Cheung Kong (Holdings) Ltd.	1,080,048
66,912	CLP Holdings Ltd.	575,920
147,747	Esprit Holdings Ltd.	184,989
345,633	Global Brands Group Holding Ltd.(a)	76,657
105,650	Hang Lung Properties Ltd.	329,679
24,703	Hang Seng Bank Ltd.	418,555
63,231	Henderson Land Development Co. Ltd.	426,829
141,161	Hong Kong & China Gas Co. Ltd.	329,458
15,656	Hong Kong Exchanges & Clearing Ltd.	347,027
31,838	Hongkong Land Holdings Ltd.	221,911
111,093	Hutchison Whampoa Ltd.	1,408,144
5,811	Jardine Matheson Holdings Ltd.	348,079
6,383	Jardine Strategic Holdings Ltd.	227,426
47,331	Kerry Properties Ltd.	162,343
345,633	Li & Fung Ltd.	421,167
87,375	Link (The) REIT	513,195
52,193	MTR Corp. Ltd.	212,670
315,702	New World Development Co. Ltd.	396,500
509,093	Noble Group Ltd.	473,253
40,703	Power Assets Holdings Ltd.	392,849
23,526	Sands China Ltd.	146,522
139,809	Sino Land Co. Ltd.	231,116
87,670	Sun Hung Kai Properties Ltd.	1,306,820
35,853	Swire Pacific Ltd., Class A	470,168
59,154	Swire Properties Ltd.	189,547
85,137	Wharf Holdings Ltd. (The)	629,042
49,482	Yue Yuen Industrial (Holdings) Ltd.	165,893

		14,000,419

	India—0.0%
17,387	Vedanta Resources PLC	228,652

	Indonesia—0.0%
421,281	Golden Agri-Resources Ltd.	170,413

	Ireland—0.3%
1,202,887	Bank of Ireland(a)	471,722
45,871	CRH PLC	1,017,139
5,364	DCC PLC	299,841

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Ireland (continued)
3,159	Kerry Group PLC, Class A	$214,479
4,864	Shire PLC	323,951
8,493	Smurfit Kappa Group PLC	175,255

		2,502,387

	Israel—0.4%
44,793	Bank Hapoalim BM	228,424
83,119	Bank Leumi Le-Israel(a)	294,998
236,336	Bezeq Israeli Telecommunication Corp. Ltd.	400,385
41,006	Israel Chemicals Ltd.	276,040
33,170	Teva Pharmaceutical Industries Ltd.	1,836,704

		3,036,551

	Italy—3.6%
163,665	A2A SpA	163,737
104,476	Assicurazioni Generali SpA	2,138,874
15,560	Atlantia SpA	366,508
274,263	Banca Monte dei Paschi di Siena SpA(a)	208,923
33,830	Banca Popolare dell’Emilia Romagna SC(a)	257,281
434,826	Banca Popolare di Milano Scarl(a)	326,331
36,469	Banco Popolare SC(a)	527,286
55,441	Enel Green Power SpA	136,007
882,021	Enel SpA	4,497,694
293,267	Eni SpA	6,246,384
51,939	Finmeccanica SpA(a)	467,885
914,047	Intesa Sanpaolo SpA	2,677,501
3,489	Luxottica Group SpA	177,609
64,948	Mediaset SpA(a)	216,779
29,802	Mediobanca SpA(a)	262,119
13,966	Pirelli & C. SpA	186,879
10,306	Prysmian SpA	178,191
21,259	Saipem SpA(a)	332,943
105,970	Snam SpA	572,238
1,639,986	Telecom Italia SpA(a)	1,854,402
917,715	Telecom Italia SpA RSP	819,811
66,041	Terna-Rete Elettrica Nationale SpA	332,461
75,384	UBI Banca-Unione di Banche Italiane ScpA	589,832
465,769	UniCredit SpA	3,361,318
20,760	Unipol Gruppo Finanziario SpA	100,139
25,398	Unipol Gruppo Finanziario SpA (Preference Shares)	112,965

		27,112,097

	Japan—21.3%
83,954	Aeon Co. Ltd.	819,657
12,738	Air Water, Inc.	199,527
18,943	Aisin Seiki Co. Ltd.	616,761
35,334	Ajinomoto Co., Inc.	662,838
17,372	Alfresa Holdings Corp.	217,566
12,380	Alps Electric Co. Ltd.	204,189
19,054	Amada Co. Ltd.	161,977
95,040	ANA Holdings, Inc.	218,218
136,766	Asahi Glass Co. Ltd.	702,709
23,428	Asahi Group Holdings Ltd.	716,184
100,683	Asahi Kasei Corp.	810,008
85,004	Astellas Pharma, Inc.	1,288,273
8,838	Bandai Namco Holdings, Inc.	213,017
23,287	Bank of Kyoto Ltd. (The)	196,923

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
83,972	Bank of Yokohama Ltd. (The)	$477,368
4,034	Benesse Holdings, Inc.	125,764
30,769	Bridgestone Corp.	1,002,212
15,992	Brother Industries Ltd.	280,026
81,367	Canon, Inc.	2,459,772
12,334	Casio Computer Co. Ltd.	190,008
10,835	Central Japan Railway Co.	1,595,216
51,336	Chiba Bank Ltd. (The)	358,100
52,162	Chubu Electric Power Co., Inc.(a)	614,889
7,096	Chugai Pharmaceutical Co. Ltd.	216,162
24,203	Chugoku Electric Power Co., Inc. (The)	313,912
118,948	Cosmo Oil Co. Ltd.	181,438
10,543	Credit Saison Co. Ltd.	215,929
53,882	Dai Nippon Printing Co. Ltd.	520,051
20,916	Daicel Corp.	238,070
28,852	Daido Steel Co. Ltd.	108,608
20,408	Daihatsu Motor Co. Ltd.	285,080
94,158	Dai-ichi Life Insurance Co. Ltd. (The)	1,385,850
48,816	Daiichi Sankyo Co. Ltd.	721,321
8,944	Daikin Industries Ltd.	543,637
4,629	Daito Trust Construction Co. Ltd.	570,857
39,424	Daiwa House Industry Co. Ltd.	732,705
47,188	Daiwa Securities Group, Inc.	362,418
43,060	Denki Kagaku Kogyo Kabushiki Kaisha	137,893
17,643	Denso Corp.	788,313
12,057	Dentsu, Inc.	435,044
80,470	DIC Corp.	161,507
26,367	East Japan Railway Co.	2,033,297
23,106	Ebara Corp.	123,666
16,249	Eisai Co. Ltd.	623,406
12,456	Electric Power Development Co. Ltd.	431,107
2,992	FamilyMart Co. Ltd.	118,233
3,739	FANUC Corp.	637,703
720	Fast Retailing Co. Ltd.	259,246
38,748	Fuji Electric Co. Ltd.	165,562
17,132	Fuji Heavy Industries Ltd.	550,003
36,687	FUJIFILM Holdings Corp.	1,206,592
37,676	Fujikura Ltd.	154,260
199,855	Fujitsu Ltd.	1,184,458
84,999	Fukuoka Financial Group, Inc.	426,113
102,713	Furukawa Electric Co. Ltd.	176,831
29,218	Gunma Bank Ltd. (The)	179,053
21,912	Hakuhodo DY Holdings, Inc.	213,246
56,631	Hankyu Hanshin Holdings, Inc.	328,859
22,998	Haseko Corp.	165,348
12,262	Hino Motors Ltd.	173,476
9,352	Hitachi Chemical Co. Ltd.	161,671
8,702	Hitachi Construction Machinery Co. Ltd.	173,489
387,968	Hitachi Ltd.	2,973,135
23,632	Hokkaido Electric Power Co., Inc.(a)	194,992
72,343	Hokuhoku Financial Group, Inc.	143,260
10,700	Hokuriku Electric Power Co.	142,024
124,905	Honda Motor Co. Ltd.	3,876,228
18,136	Hoya Corp.	632,143
8,742	Ibiden Co. Ltd.	127,420
11,439	Idemitsu Kosan Co. Ltd.	220,403

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
87,599	IHI Corp.	$411,799
72,996	Inpex Corp.	913,549
32,340	Isetan Mitsukoshi Holdings Ltd.	431,277
33,995	Isuzu Motors Ltd.	434,243
135,667	ITOCHU Corp.	1,617,403
21,915	J Front Retailing Co. Ltd.	285,215
10,604	Japan Airlines Co. Ltd.	282,635
27,540	Japan Steel Works Ltd. (The)	95,563
34,461	Japan Tobacco, Inc.	1,157,666
53,762	JFE Holdings, Inc.	1,043,541
7,160	JGC Corp.	179,950
31,864	Joyo Bank Ltd. (The)	167,414
11,004	JSR Corp.	194,353
15,938	JTEKT Corp.	246,097
271,865	JX Holdings, Inc.	1,152,404
101,223	Kajima Corp.	444,242
17,334	Kamigumi Co. Ltd.	164,364
24,374	Kaneka Corp.	131,540
100,159	Kanematsu Corp.	155,458
66,720	Kansai Electric Power Co., Inc. (The)(a)	648,423
21,649	Kao Corp.	831,257
97,532	Kawasaki Heavy Industries Ltd.	374,102
99,540	Kawasaki Kisen Kaisha Ltd.	221,979
26,462	KDDI Corp.	1,705,436
20,598	Keikyu Corp.	168,856
30,996	Keio Corp.	232,252
9,524	Kewpie Corp.	163,031
519	Keyence Corp.	242,961
12,836	Kinden Corp.	129,957
101,376	Kintetsu Corp.	349,058
74,534	Kirin Holdings Co. Ltd.	949,418
404,750	Kobe Steel Ltd.	631,830
7,651	Koito Manufacturing Co. Ltd.	224,196
54,699	Komatsu Ltd.	1,273,244
39,772	Konica Minolta, Inc.	430,696
5,150	K’s Holdings Corp.	140,803
43,688	Kubota Corp.	677,114
24,614	Kuraray Co. Ltd.	280,600
7,302	Kurita Water Industries Ltd.	157,041
17,532	Kyocera Corp.	788,983
16,117	Kyowa Hakko Kirin Co. Ltd.	182,872
29,150	Kyushu Electric Power Co., Inc.(a)	310,729
3,303	Lawson, Inc.	221,271
16,218	LIXIL Group Corp.	347,203
4,032	Makita Corp.	222,631
195,838	Marubeni Corp.	1,236,816
19,818	Marui Group Co. Ltd.	164,052
21,991	Mazda Motor Corp.	499,434
19,652	Medipal Holdings Corp.	215,268
5,764	MEIJI Holdings Co. Ltd.	475,599
160,976	Mitsubishi Chemical Holdings Corp.	783,161
134,893	Mitsubishi Corp.	2,603,283
109,654	Mitsubishi Electric Corp.	1,365,968
30,507	Mitsubishi Estate Co. Ltd.	760,736
27,906	Mitsubishi Gas Chemical Co., Inc.	163,047
191,873	Mitsubishi Heavy Industries Ltd.	1,170,014

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
137,625	Mitsubishi Materials Corp.	$421,082
37,116	Mitsubishi Motors Corp.	375,116
12,664	Mitsubishi Tanabe Pharma Corp.	189,669
1,015,048	Mitsubishi UFJ Financial Group, Inc.	5,724,217
159,573	Mitsui & Co. Ltd.	2,370,713
148,664	Mitsui Chemicals, Inc.(a)	425,683
102,555	Mitsui Engineering & Shipbuilding Co. Ltd.	215,896
26,431	Mitsui Fudosan Co. Ltd.	826,963
58,694	Mitsui Mining & Smelting Co. Ltd.	151,310
145,011	Mitsui OSK Lines Ltd.	447,561
1,608,579	Mizuho Financial Group, Inc.	2,869,772
45,195	MS&AD Insurance Group Holdings, Inc.	950,423
5,590	Murata Manufacturing Co. Ltd.	608,590
60,960	Nagoya Railroad Co. Ltd.	257,750
312,235	NEC Corp.	1,075,088
8,930	NGK Insulators Ltd.	188,629
7,794	NGK Spark Plug Co. Ltd.	199,882
18,729	NH Foods Ltd.	423,514
12,940	NHK Spring Co. Ltd.	116,005
34,072	Nichirei Corp.	142,543
4,945	Nidec Corp.	318,566
20,192	Nikon Corp.	270,536
7,122	Nintendo Co. Ltd.	756,639
65,697	Nippon Electric Glass Co. Ltd.	300,048
94,464	Nippon Express Co. Ltd.	407,837
16,794	Nippon Paper Industries Co. Ltd.	243,585
150,969	Nippon Sheet Glass Co. Ltd.(a)	141,401
557,803	Nippon Steel & Sumitomo Metal Corp.	1,442,959
49,434	Nippon Telegraph & Telephone Corp.	3,039,107
217,175	Nippon Yusen Kabushiki Kaisha	554,052
243,901	Nissan Motor Co. Ltd.	2,171,079
20,744	Nisshin Seifun Group, Inc.	207,061
3,386	Nissin Foods Holdings Co. Ltd.	176,994
8,798	Nitto Denko Corp.	467,191
9,190	NOK Corp.	228,797
147,835	Nomura Holdings, Inc.	890,003
7,380	Nomura Real Estate Holdings, Inc.	127,844
23,424	NSK Ltd.	297,332
56,286	NTN Corp.	233,971
8,174	NTT Data Corp.	310,977
100,917	NTT DoCoMo, Inc.	1,676,174
61,455	Obayashi Corp.	416,625
26,338	Odakyu Electric Railway Co. Ltd.	243,868
98,680	OJI Holdings Corp.	347,697
8,326	Olympus Corp.(a)	290,766
5,922	OMRON Corp.	273,636
2,352	Ono Pharmaceutical Co. Ltd.	233,721
1,274	Oriental Land Co. Ltd.	269,676
48,207	ORIX Corp.	648,680
164,225	Osaka Gas Co. Ltd.	646,030
18,689	Otsuka Holdings Co. Ltd.	646,417
174,333	Panasonic Corp.	2,029,388
30,538	Rengo Co. Ltd.	131,572
137,925	Resona Holdings, Inc.	773,133
64,486	Ricoh Co. Ltd.	660,362
5,297	Rohm Co. Ltd.	315,160

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
3,500	Sankyo Co. Ltd.	$125,820
3,008	Santen Pharmaceutical Co. Ltd.	176,018
43,172	Sapporo Holdings Ltd.	183,694
10,928	SBI Holdings, Inc.	121,558
8,805	Secom Co. Ltd.	530,240
8,560	Sega Sammy Holdings, Inc.	132,708
8,370	Seiko Epson Corp.	380,030
14,164	Seino Holdings Co. Ltd.	109,415
31,443	Sekisui Chemical Co. Ltd.	379,487
40,025	Sekisui House Ltd.	486,277
45,607	Seven & I Holdings Co. Ltd.	1,741,613
227,042	Sharp Corp.(a)	554,922
15,120	Shikoku Electric Power Co., Inc.(a)	202,715
1,728	Shimamura Co. Ltd.	149,055
1,764	Shimano, Inc.	230,679
63,070	Shimizu Corp.	454,016
19,151	Shin-Etsu Chemical Co. Ltd.	1,203,333
78,960	Shinsei Bank Ltd.	171,859
13,362	Shionogi & Co. Ltd.	339,935
22,390	Shiseido Co. Ltd.	366,393
37,207	Shizuoka Bank Ltd. (The)	376,700
221,168	Showa Denko K.K.	288,038
32,238	Showa Shell Sekiyu K.K.	271,753
1,230	SMC Corp.	340,896
20,996	SoftBank Corp.	1,486,885
285,730	Sojitz Corp.	417,998
38,162	Sompo Japan Nipponkoa Holdings, Inc.	935,795
137,685	Sony Corp.	2,544,787
10,048	Sony Financial Holdings, Inc.	156,674
6,958	Stanley Electric Co. Ltd.	137,726
164,490	Sumitomo Chemical Co. Ltd.	554,634
118,505	Sumitomo Corp.	1,243,137
54,474	Sumitomo Electric Industries Ltd.	719,404
12,836	Sumitomo Forestry Co. Ltd.	132,476
52,527	Sumitomo Heavy Industries Ltd.	284,879
36,999	Sumitomo Metal Mining Co. Ltd.	499,679
82,311	Sumitomo Mitsui Financial Group, Inc.	3,230,251
164,155	Sumitomo Mitsui Trust Holdings, Inc.	650,148
12,942	Sumitomo Realty & Development Co. Ltd.	472,691
15,238	Sumitomo Rubber Industries Ltd.	205,792
3,950	Suntory Beverage & Food Ltd.	140,058
4,762	Suzuken Co. Ltd.	125,480
29,234	Suzuki Motor Corp.	952,736
58,480	T&D Holdings, Inc.	733,967
73,361	Taiheiyo Cement Corp.	264,376
83,590	Taisei Corp.	458,569
2,265	Taisho Pharmaceutical Holdings Co. Ltd.	157,189
19,341	Taiyo Nippon Sanso Corp.	170,800
26,197	Takashimaya Co. Ltd.	218,493
45,180	Takeda Pharmaceutical Co. Ltd.	1,936,286
9,898	TDK Corp.	543,880
134,658	Teijin Ltd.	323,117
13,432	Terumo Corp.	327,338
65,285	Tobu Railway Co., Ltd.	325,537
32,165	Tohoku Electric Power Co., Inc.	393,939
47,403	Tokio Marine Holdings, Inc.	1,485,453

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
42,014	Tokuyama Corp.	$119,553
404,636	Tokyo Electric Power Co., Inc.(a)	1,432,947
6,222	Tokyo Electron Ltd.	385,736
183,403	Tokyo Gas Co. Ltd.	1,040,164
81,918	Tokyu Corp.	531,968
40,043	TonenGeneral Sekiyu K.K.	347,548
52,628	Toppan Printing Co. Ltd.	350,681
92,130	Toray Industries, Inc.	607,078
430,251	Toshiba Corp.	1,856,022
62,897	Tosoh Corp.	265,940
14,165	TOTO Ltd.	155,164
14,826	Toyo Seikan Group Holdings Ltd.	174,439
4,607	Toyo Suisan Kaisha Ltd.	157,601
83,594	Toyobo Co. Ltd.	117,817
6,892	Toyoda Gosei Co. Ltd.	130,334
9,396	Toyota Industries Corp.	436,672
126,055	Toyota Motor Corp.	7,306,591
34,135	Toyota Tsusho Corp.	837,351
142,425	Ube Industries Ltd.	215,978
7,596	Unicharm Corp.	174,375
34,484	UNY Group Holdings Co. Ltd.	180,256
18,243	West Japan Railway Co.	861,663
164,176	Yamada Denki Co. Ltd.	516,963
16,226	Yamaguchi Financial Group, Inc.	151,542
11,264	Yamaha Corp.	150,816
20,922	Yamaha Motor Co. Ltd.	385,015
22,164	Yamato Holdings Co. Ltd.	466,491
16,226	Yamazaki Baking Co. Ltd.	198,582
19,852	Yokohama Rubber Co. Ltd. (The)	174,959

		162,144,119

	Luxembourg—0.4%
6,410	APERAM(a)	184,113
152,434	ArcelorMittal SA	1,993,880
11,374	SES SA, Class A FDR	392,601
17,488	Tenaris SA	343,998

		2,914,592

	Netherlands—4.5%
182,447	Aegon NV	1,484,450
12,152	Akzo Nobel NV	807,090
3,712	ASML Holding NV	369,503
4,014	Corio NV REIT	195,181
14,822	Delta Lloyd NV	337,519
4,392	Fugro NV CVA	60,640
5,818	Heineken Holding NV	376,788
10,336	Heineken NV	771,689
257,260	ING Groep NV CVA(a)	3,677,685
351,386	Koninklijke (Royal) KPN NV	1,152,139
43,521	Koninklijke Ahold NV	727,397
35,092	Koninklijke BAM Groep NV	84,108
3,482	Koninklijke Boskalis Westminster NV	185,476
10,298	Koninklijke DSM NV	644,667
46,740	Koninklijke Philips Electronics NV	1,305,315
4,467	Nutreco NV	223,616
91,669	PostNL NV(a)	388,545
5,173	Randstad Holding NV	227,946

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Netherlands (continued)
336,944	Royal Dutch Shell PLC, Class A	$12,050,675
214,769	Royal Dutch Shell PLC, Class B	7,945,703
126	Royal Imtech NV(a)	687
10,404	SBM Offshore NV(a)	130,104
24,622	TNT Express NV	142,861
13,121	Wolters Kluwer NV	349,993
5,887	Ziggo NV(a)	287,547

		33,927,324

	New Zealand—0.1%
33,520	Fletcher Building Ltd.	224,247
169,721	Spark New Zealand Ltd.	416,542

		640,789

	Norway—0.8%
9,494	Akastor ASA	32,697
9,494	AKER Solutions ASA(a)(b)	61,456
51,897	DNB ASA	952,457
7,982	Gjensidige Forsikring ASA	144,837
16,999	Marine Harvest ASA	240,469
93,271	Norsk Hydro ASA	521,411
57,674	Orkla ASA	440,393
18,523	Petroleum Geo-Services ASA	91,778
283,805	REC Silicon ASA(a)	113,421
17,972	Seadrill Ltd.	403,844
94,146	Statoil ASA	2,133,660
26,843	Storebrand ASA(a)	137,496
29,252	Telenor ASA	656,881
10,723	Yara International ASA	491,914

		6,422,714

	Portugal—0.2%
1,675,567	Banco Comercial Portugues SA, Class R(a)	188,939
160,769	EDP-Energias de Portugal SA	691,098
15,684	Galp Energia SGPS SA	227,258
8,702	Jeronimo Martins SGPS SA	76,090
148,473	Portugal Telecom SGPS SA	243,130

		1,426,515

	Singapore—0.9%
81,282	Ascendas REIT	141,003
132,603	CapitaLand Ltd.	326,994
103,548	CapitaMall Trust REIT	158,685
88,739	ComfortDelGro Corp. Ltd.	182,241
79,603	DBS Group Holdings Ltd.	1,144,351
71,656	Global Logistic Properties Ltd.	153,290
405,379	Hutchison Port Holdings Trust	273,631
5,652	Jardine Cycle & Carriage Ltd.	175,430
68,858	Keppel Corp. Ltd.	505,655
101,774	Oversea-Chinese Banking Corp. Ltd.	782,999
40,786	SembCorp Industries Ltd.	154,514
40,640	SembCorp Marine Ltd.	115,075
17,529	Singapore Airlines Ltd.	134,996
56,530	Singapore Press Holdings Ltd.	188,213
45,060	Singapore Technologies Engineering Ltd.	131,447
348,433	Singapore Telecommunications Ltd.	1,024,564
47,369	United Overseas Bank Ltd.	847,520
138,014	Wilmar International Ltd.	343,559

		6,784,167

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Africa—0.1%
30,326	Investec PLC	$277,518
16,373	Mondi PLC	275,826

		553,344

	South Korea—3.7%
14,291	BS Financial Group, Inc.	222,643
1,586	CJ Corp.	258,217
2,289	Daelim Industrial Co. Ltd.	151,853
5,926	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	101,472
3,670	Dongbu Insurance Co. Ltd.	205,696
4,336	Doosan Heavy Industries & Construction Co. Ltd.	95,140
12,224	Doosan Infracore Co. Ltd.(a)	123,529
1,143	E-Mart Co. Ltd.	211,760
4,874	GS Engineering & Construction Corp.(a)	128,152
6,269	GS Holdings Corp.	243,139
19,258	Hana Financial Group, Inc.	667,623
4,808	Hanwha Corp.	123,267
3,097	Hyosung Corp.	184,012
3,948	Hyundai Engineering & Construction Co. Ltd.	179,349
3,842	Hyundai Heavy Industries Co. Ltd.	356,616
6,107	Hyundai Marine & Fire Insurance Co. Ltd.	161,428
2,198	Hyundai Mobis Co. Ltd.	514,162
9,421	Hyundai Motor Co.	1,498,573
4,015	Hyundai Steel Co.	255,838
19,109	Industrial Bank of Korea	279,824
27,444	KB Financial Group, Inc.	1,078,521
15,086	Kia Motors Corp.	735,434
32,417	Korea Electric Power Corp.	1,408,934
3,294	Korea Gas Corp.(a)	154,416
5,297	Korean Air Lines Co. Ltd.(a)	188,093
20,939	KT Corp.	642,631
5,668	KT&G Corp.	503,832
2,260	Kwangju Bank Ltd.(a)	22,838
3,458	Kyongnam Bank(a)	40,445
2,374	LG Chem Ltd.	444,266
5,989	LG Corp.	356,405
23,843	LG Display Co. Ltd.(a)	699,408
15,180	LG Electronics, Inc.	927,506
6,539	LG International Corp.	132,465
17,322	LG Uplus Corp.	178,288
847	Lotte Chemical Corp.	114,917
894	Lotte Shopping Co. Ltd.	248,024
2,095	LS Corp.	117,420
920	OCI Co. Ltd.(a)	79,197
6,721	POSCO	1,924,364
8,319	Samsung C&T Corp.	562,784
3,147	Samsung Electro-Mechanics Co. Ltd.	143,403
4,311	Samsung Electronics Co. Ltd.	5,017,997
2,198	Samsung Engineering Co. Ltd.(a)	126,689
2,101	Samsung Fire & Marine Insurance Co. Ltd.	565,192
10,624	Samsung Heavy Industries Co. Ltd.	258,957
4,346	Samsung Life Insurance Co. Ltd.	473,748
1,598	Samsung SDI Co. Ltd.	188,399
29,398	Shinhan Financial Group Co. Ltd.	1,383,623
648	Shinsegae Co. Ltd.	120,356

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
1,777	SK C&C Co. Ltd.	$403,210
2,655	SK Holdings Co. Ltd.	414,871
12,554	SK Hynix, Inc.(a)	557,379
7,223	SK Innovation Co. Ltd.	591,368
23,218	SK Networks Co. Ltd.(a)	237,887
3,010	SK Telecom Co. Ltd.	751,986
4,466	S-Oil Corp.	169,868
30,408	Woori Finance Holdings Co. Ltd.(a)	338,584

		28,265,998

	Spain—4.6%
878	Abengoa SA	3,872
43,847	Abengoa SA, Class B	184,750
22,644	Abertis Infraestructuras SA	471,095
3,483	Acciona SA(a)	242,761
19,612	ACS Actividades de Construccion y Servicios SA	726,099
7,059	Amadeus IT Holding SA, Class A	259,136
397,134	Banco Bilbao Vizcaya Argentaria SA	4,432,348
176,481	Banco de Sabadell SA	508,560
79,967	Banco Popular Espanol SA	457,471
1,241,867	Banco Santander SA	10,935,116
78,097	Bankia SA(a)	139,629
28,370	Bankinter SA	233,956
88,284	CaixaBank SA	481,269
34,128	Distribuidora Internacional de Alimentacion SA	216,531
9,163	Enagas SA	307,099
9,511	Endesa SA	185,120
25,902	Ferrovial SA	528,329
6,587	Fomento de Construcciones y Contratas SA(a)	120,904
12,859	Gamesa Corp. Tecnologica SA(a)	126,794
20,944	Gas Natural SDG SA	603,800
383,856	Iberdrola SA	2,712,945
20,890	Inditex SA	586,670
7,343	Indra Sistemas SA	80,960
91,859	Mapfre SA	314,311
4,064	Red Electrica Corp. SA	354,592
106,423	Repsol SA	2,375,406
508,797	Telefonica SA	7,646,477

		35,236,000

	Sweden—2.0%
8,159	Alfa Laval AB	167,364
6,567	Assa Abloy AB, Class B	347,063
17,778	Atlas Copco AB, Class A	511,941
11,052	Atlas Copco AB, Class B	291,225
19,599	Boliden AB	322,313
16,104	Electrolux AB, Series B	455,902
5,104	Getinge AB, Class B	118,285
25,140	Hennes & Mauritz AB, Class B	997,753
4,484	Hexagon AB, Class B	150,572
3,993	Industrivarden AB, Class A	73,436
2,297	Industrivarden AB, Class C	40,072
9,132	Meda AB, Class A	119,699
109	NCC AB, Class A	3,201
5,907	NCC AB, Class B	173,133

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Sweden (continued)
145,627	Nordea Bank AB	$1,863,569
13,712	Ratos AB, Class B	91,738
50,635	Sandvik AB	553,545
26,130	Securitas AB, Class B	287,773
51,419	Skandinaviska Enskilda Banken AB, Class A	657,307
29,104	Skanska AB, Class B	590,713
17,351	SKF AB, Class B	346,539
22,856	SSAB AB, Class A(a)	165,392
10,301	SSAB AB, Class B(a)	65,952
23,457	Svenska Cellulosa (SCA) AB, Class B	523,327
18,757	Svenska Handelsbanken AB, Class A	892,448
36,349	Swedbank AB, Class A	959,286
5,735	Swedish Match AB	185,684
26,086	Tele2 AB, Class B	330,294
138,354	Telefonaktiebolaget LM Ericsson, Class B	1,626,539
131,117	TeliaSonera AB	904,500
8,156	Trelleborg AB, Class B	138,978
78,997	Volvo AB, Class B	906,834

		14,862,377

	Switzerland—5.3%
86,798	ABB Ltd.	1,899,284
6,133	Adecco SA	414,517
2,422	Aryzta AG	205,975
3,116	Baloise Holding AG	391,422
1	Chocoladefabriken Lindt & Sprungli AG	59,873
14	Chocoladefabriken Lindt & Sprungli AG NVTG	70,200
13,140	Clariant AG	228,682
9,752	Coca-Cola HBC AG	212,027
7,556	Compagnie Financiere Richemont SA	635,522
77,160	Credit Suisse Group AG	2,050,759
767	Geberit AG	261,232
184	Georg Fischer AG	106,009
209	Givaudan SA	348,098
514,485	Glencore PLC	2,633,091
319	Helvetia Holding AG	151,388
12,600	Holcim Ltd.	892,192
5,718	Julius Baer Group Ltd.	250,001
1,730	Kuehne + Nagel International AG	225,046
2,018	Lonza Group AG	222,044
101,507	Nestle SA	7,424,898
73,257	Novartis AG	6,797,080
15,595	Roche Holding AG	4,596,916
550	Schindler Holding AG	74,404
1,149	Schindler Holding AG NVTG	160,451
137	SGS SA	300,633
57	Sika AG	203,138
990	Sonova Holding AG	154,088
44,080	STMicroelectronics NV	293,757
1,009	Sulzer AG	114,691
885	Swatch Group AG (The)	74,758
562	Swatch Group AG (The)-BR	266,037
2,631	Swiss Life Holding AG	602,496
21,039	Swiss Re AG	1,698,509
949	Swisscom AG	558,583
2,851	Syngenta AG	882,153
87,765	UBS AG	1,522,859

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
11,998	Zurich Insurance Group AG	$3,625,142

		40,607,955

	United Kingdom—15.7%
21,377	3i Group PLC	135,740
20,283	Aberdeen Asset Management PLC	140,832
7,193	Admiral Group PLC	153,628
5,930	Aggreko PLC	144,394
12,346	AMEC PLC	205,418
28,591	Amlin PLC	208,306
90,685	Anglo American PLC	1,910,009
18,760	Antofagasta PLC	210,843
7,526	Associated British Foods PLC	331,594
61,613	AstraZeneca PLC	4,478,596
263,540	Aviva PLC	2,196,662
8,796	Babcock International Group PLC	154,091
207,666	BAE Systems PLC	1,523,958
67,729	Balfour Beatty PLC	166,543
1,235,871	Barclays PLC	4,761,114
29,363	Barratt Developments PLC	196,737
126,553	BG Group PLC	2,105,643
1,775,631	BP PLC	12,754,929
67,572	British American Tobacco PLC	3,834,484
29,433	British Land Co. PLC (The) REIT	343,039
27,995	British Sky Broadcasting Group PLC	396,820
275,090	BT Group PLC	1,617,377
10,683	Bunzl PLC	289,696
8,149	Burberry Group PLC	199,599
262,870	Cable & Wireless Communications PLC	202,874
15,929	Capita PLC	279,559
36,622	Carillion PLC	194,869
24,533	Catlin Group Ltd.	210,571
364,332	Centrica PLC	1,763,200
41,992	Cobham PLC	195,429
57,615	Compass Group PLC	927,284
107,560	Debenhams PLC	111,680
58,496	Diageo PLC	1,720,088
80,596	Direct Line Insurance Group PLC	355,878
19,822	Drax Group PLC	188,529
27,776	DS Smith PLC	117,626
23,444	Experian PLC	352,002
141,229	Fiat Chrysler Automobiles NV(a)	1,575,703
116,214	FirstGroup PLC(a)	208,608
109,350	Friends Life Group Ltd.	565,767
103,844	G4S PLC	424,474
46,828	GKN PLC	238,238
197,957	GlaxoSmithKline PLC	4,489,241
10,859	Greene King PLC	139,330
29,313	Hammerson PLC REIT	287,475
76,691	Hays PLC	151,282
12,789	Hiscox Ltd.	139,336
100,417	Home Retail Group PLC	294,475
1,219,965	HSBC Holdings PLC	12,481,504
30,982	ICAP PLC	207,485
8,271	IMI PLC	161,699
45,695	Imperial Tobacco Group PLC	1,981,879
23,279	Inchcape PLC	258,838

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
24,023	Informa PLC	$184,864
16,035	Inmarsat PLC	175,727
6,692	InterContinental Hotels Group PLC	253,630
18,796	Intermediate Capital Group PLC	123,320
50,799	International Consolidated Airlines Group SA(a)	332,560
2,828	Intertek Group PLC	123,153
36,268	Intu Properties PLC REIT	197,511
60,603	ITV PLC	196,820
129,258	J Sainsbury PLC	507,678
15,490	John Wood Group PLC	164,055
8,142	Johnson Matthey PLC	387,392
54,654	KAZ Minerals PLC(a)	201,283
116,163	Kingfisher PLC	562,176
59,316	Ladbrokes PLC	112,073
13,363	Lancashire Holdings Ltd.	143,024
30,083	Land Securities Group PLC REIT	532,780
266,811	Legal & General Group PLC	986,040
1,985,146	Lloyds Banking Group PLC(a)	2,449,598
268,072	Man Group PLC	530,947
89,993	Marks & Spencer Group PLC	585,547
26,881	Meggitt PLC	193,998
180,447	National Grid PLC	2,673,250
2,855	Next PLC	294,380
314,219	Old Mutual PLC	972,730
42,005	Pearson PLC	786,259
17,108	Pennon Group PLC	228,131
6,713	Persimmon PLC	157,123
8,436	Petrofac Ltd.	143,061
5,004	Provident Financial PLC	169,960
89,347	Prudential PLC	2,061,934
16,281	Reckitt Benckiser Group PLC	1,367,475
12,826	Reed Elsevier NV	295,120
21,994	Reed Elsevier PLC	361,371
65,774	Rentokil Initial PLC	129,641
42,044	Rexam PLC	320,177
19,303	Rio Tinto Ltd.	1,024,997
54,702	Rio Tinto PLC	2,600,506
60,301	Rolls-Royce Holdings PLC	813,263
5,427,090	Rolls-Royce Holdings PLC (Preference Shares)(a)	8,683
165,980	Royal Bank of Scotland Group PLC(a)	1,030,307
97,895	RSA Insurance Group PLC(a)	756,931
25,049	SABMiller PLC	1,412,630
34,179	Sage Group PLC (The)	206,531
2,241	Schroders PLC	86,441
35,444	Segro PLC REIT	215,593
32,610	Serco Group PLC	155,313
12,223	Severn Trent PLC	390,317
21,803	Smith & Nephew PLC	368,698
13,817	Smiths Group PLC	257,525
74,604	SSE PLC	1,908,489
115,579	Standard Chartered PLC	1,737,404
125,322	Standard Life PLC	789,354
12,039	Subsea 7 SA	129,556
25,353	Tate & Lyle PLC	245,799

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
80,517	Taylor Wimpey PLC	$152,517
678,878	Tesco PLC	1,885,474
123,419	Thomas Cook Group PLC(a)	245,235
7,689	Travis Perkins PLC	203,216
38,298	TUI Travel PLC	244,226
20,436	Tullow Oil PLC	158,830
52,475	Unilever NV CVA	2,034,508
40,524	Unilever PLC	1,629,884
34,547	United Utilities Group PLC	472,282
2,511,087	Vodafone Group PLC	8,327,987
5,045	Weir Group PLC (The)	184,266
3,338	Whitbread PLC	233,051
26,935	William Hill PLC	155,346
229,911	William Morrison Supermarkets PLC	569,390
11,862	Wolseley PLC	629,481
41,353	WPP PLC	805,811

		119,659,604

	United States—0.3%
7,621	Carnival PLC	303,348
4,544	Catamaran Corp.(a)	216,429
6,451	QIAGEN NV(a)	151,506
18,671	Thomson Reuters Corp.	694,376
22,281	Transocean Ltd.	655,848
1,697	Valeant Pharmaceuticals International, Inc.(a)	225,474

		2,246,981

	Total Investments (Cost $727,073,281)—99.9%	761,760,737
	Other assets less liabilities—0.1%	506,699

	Net Assets—100.0%	$762,267,436

Investment Abbreviations:

CVA—Dutch Certificates

FDR—Fiduciary Depositary Receipt

NVTG—Non-voting Shares

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $61,456, which represented 0.01% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Schedule of Investments

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—5.5%
21,014	Abacus Property Group REIT	$49,872
29,837	Adelaide Brighton Ltd.	88,122
20,489	ALS Ltd.	101,395
78,230	Alumina Ltd.(a)	112,086
5,586	Ansell Ltd.	97,662
29,557	Ardent Leisure Group	81,319
13,265	Aristocrat Leisure Ltd.	74,740
80,376	Atlas Iron Ltd.	23,668
81,213	Ausdrill Ltd.	42,475
114,259	AusNet Services	138,096
12,562	Automotive Holdings Group Ltd.	42,070
23,877	Aveo Group	43,445
47,517	AWE Ltd.(a)	73,093
67,753	Beach Energy Ltd.	69,381
148,174	Billabong International Ltd.(a)	86,613
24,061	Bradken Ltd.	81,638
19,224	BWP Trust REIT	42,583
11,663	Cabcharge Australia Ltd.	50,644
9,422	Cardno Ltd.	45,965
3,749	carsales.com Ltd.	35,063
28,021	Challenger Ltd.	170,689
13,134	Charter Hall Group REIT	50,451
20,939	Charter Hall Retail REIT	74,910
2,392	Cochlear Ltd.	154,455
63,465	Cromwell Property Group REIT	55,228
59,782	CSR Ltd.	181,292
12,742	DuluxGroup Ltd.	59,921
74,727	Echo Entertainment Group Ltd.	249,603
146,262	Emeco Holdings Ltd.(a)	23,784
43,536	Evolution Mining Ltd.	22,961
52,434	Federation Centres REIT(a)	125,363
1,757	Flight Centre Travel Group Ltd.	64,741
144,893	Goodman Fielder Ltd.	81,511
20,077	GrainCorp Ltd., Class A	154,594
9,916	GUD Holdings Ltd.	62,408
19,463	GWA Group Ltd.	46,705
43,640	Harvey Norman Holdings Ltd.	145,766
4,678	iiNET Ltd.	32,896
7,999	Independence Group NL	31,921
41,901	Investa Office Fund REIT	131,118
4,007	Invocare Ltd.	42,653
10,848	IOOF Holdings Ltd.	86,105
4,516	Iress Ltd.	39,180
7,132	JB Hi-Fi Ltd.	97,859
43,665	Kingsgate Consolidated Ltd.(a)	27,827
13,124	Mermaid Marine Australia Ltd.	21,457
6,076	Mineral Resources Ltd.	45,397
6,233	Monadelphous Group Ltd.	68,595
61,772	Mount Gibson Iron Ltd.	24,434
8,409	Navitas Ltd.	39,027
39,688	NRW Holdings Ltd.	26,339
23,600	Nufarm Ltd.	102,685
21,373	OceanaGold Corp.(a)	34,881
22,538	Oil Search Ltd.	170,968
79,508	Pacific Brands Ltd.	32,847
124,692	Paladin Energy Ltd.(a)	35,621

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
38,206	PanAust Ltd.	$57,427
1,774	Perpetual Ltd.	72,432
4,850	Platinum Asset Management Ltd.	28,009
8,604	Premier Investments Ltd.	80,999
39,780	Primary Health Care Ltd.	162,595
17,810	Qube Holdings Ltd.	38,355
3,429	Ramsay Health Care Ltd.	157,456
68,602	Resolute Mining Ltd.(a)	19,296
13,062	SAI Global Ltd.	46,615
4,497	Seek Ltd.	65,499
8,123	Seven Group Holdings Ltd.	48,696
72,504	Seven West Media Ltd.	109,299
87,081	Sigma Pharmaceuticals Ltd.	59,322
16,553	Skilled Group Ltd.	33,465
45,243	Southern Cross Media Group Ltd.	38,973
41,251	Spark Infrastructure Group	68,893
106,946	St . Barbara Ltd.(a)	10,341
24,509	STW Communications Group Ltd.	24,344
4,400	Super Retail Group Ltd.	28,349
221,224	Ten Network Holdings Ltd.(a)	42,780
75,954	Transfield Services Ltd.(a)	126,851
98,532	Transpacific Industries Group Ltd.	77,949
5,665	Village Roadshow Ltd.	34,956
112,977	Virgin Australia Airlines Services(a)	0
88,116	Virgin Australia Holdings Ltd.(a)	29,820
11,602	Western Areas Ltd.	44,260
69,825	Whitehaven Coal Ltd.(a)	92,985

		5,796,088

	Austria—0.9%
1,370	ams AG	48,967
4,067	CA Immobilien Anlagen AG	77,834
3,695	Conwert Immobilien Invest SE	40,920
1,907	EVN AG	24,132
477	Flughafen Wien AG	43,771
961	Lenzing AG	55,398
289	Mayr-Melnhof Karton AG	30,984
2,414	Oesterreichische Post AG	117,729
2,265	RHI AG	58,019
368	Schoeller-Bleckmann Oilfield Equipment AG	31,740
6,151	Verbund AG	124,269
3,485	Vienna Insurance Group AG Wiener Versicherung Gruppe	167,493
6,530	Wienerberger AG	78,951
1,893	Zumtobel AG	33,358

		933,565

	Belgium—1.3%
1,064	Ackermans & van Haaren NV	132,629
21,404	AGFA-Gevaert NV(a)	53,956
575	Barco NV	42,361
936	Befimmo SA REIT	72,122
4,373	Bekaert SA NV	137,247
4,530	bpost SA	112,122
382	Cie d’Entreprises CFE	41,294
1,253	Cofinimmo SA REIT	145,434
2,420	D’ieteren SA/NV	87,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Belgium (continued)
1,288	Elia System Operator SA/NV	$63,839
2,487	Euronav SA(a)	26,330
540	EVS Broadcast Equipment SA	17,476
664	Gimv NV	30,157
5,531	Mobistar SA(a)	118,499
47,089	Nyrstar(a)	158,704
402	Sofina SA	43,527
1,323	Telenet Group Holding NV(a)	74,799
2,205	Tessenderlo Chemie NV(a)	57,132

		1,415,208

	Bermuda—0.0%
5,619	Odfjell Drilling Ltd.	16,563

	Cambodia—0.0%
34,000	NagaCorp Ltd.	28,585

	Canada—9.1%
15,478	Advantage Oil & Gas Ltd.(a)	66,308
6,522	Aecon Group, Inc.	84,746
9,552	AGF Management Ltd., Class B	86,756
4,561	Alamos Gold, Inc.	34,022
7,919	Algonquin Power & Utilities Corp.	64,619
1,783	Allied Properties Real Estate Investment Trust REIT	56,252
4,255	Artis Real Estate Investment Trust REIT	59,403
16,406	Athabasca Oil Corp.(a)	53,113
2,710	ATS Automation Tooling Systems, Inc.(a)	33,892
20,511	AuRico Gold, Inc.	65,675
12,224	B2Gold Corp.(a)(b)	20,383
8,954	Bankers Petroleum Ltd.(a)	34,388
32,040	Bellatrix Exploration Ltd.(a)	149,763
4,154	Birchcliff Energy Ltd.(a)	32,128
3,376	Black Diamond Group Ltd.	57,642
13,055	BlackPearl Resources, Inc.(a)	18,758
1,733	Boardwalk REIT	109,749
704	Bonterra Energy Corp.(b)	31,639
10,694	CAE, Inc.	136,965
3,806	Calfrac Well Services Ltd.	45,573
4,482	Calloway REIT	109,640
7,997	Canaccord Genuity Group, Inc.	67,667
1,877	Canadian REIT	82,392
3,967	Canadian Apartment Properties REIT	87,964
8,985	Canadian Energy Services & Technology Corp.	69,333
3,200	Canadian Western Bank	107,144
9,423	Canexus Corp.(b)	32,345
3,099	Canfor Corp.(a)	72,125
27,053	Capstone Mining Corp.(a)	50,629
1,069	CCL Industries, Inc., Class B	108,033
16,755	Centerra Gold, Inc.	65,388
5,243	Chartwell Retirement Residences	53,479
3,898	Cineplex, Inc.(b)	146,800
674	Cogeco Cable, Inc.	36,741
5,282	Cominar REIT	89,388
192	Constellation Software, Inc.	54,069
5,228	Corus Entertainment, Inc., Class B	96,172
9,583	Cott Corp.	58,053

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
10,264	Crew Energy, Inc.(a)	$64,090
6,985	Detour Gold Corp.(a)	40,890
4,428	DH Corp.	141,388
1,088	Dollarama, Inc.	95,555
3,680	Dominion Diamond Corp.(a)	51,473
1,610	Dorel Industries, Inc., Class B	50,009
3,553	Dream Office Real Estate Investment Trust REIT	89,908
5,942	Dundee Corp., Class A(a)	84,219
5,929	Dundee Precious Metals, Inc.(a)	16,881
7,975	Emera, Inc.(b)	268,014
2,748	Enerflex Ltd.	39,241
5,995	Ensign Energy Services, Inc.	67,636
9,617	Extendicare, Inc.(b)	69,604
5,741	First Capital Realty, Inc.	93,744
3,270	First Majestic Silver Corp.(a)(b)	16,764
1,711	FirstService Corp.	90,387
2,923	Franco-Nevada Corp.	136,784
3,249	Genworth MI Canada, Inc.(b)	113,540
7,074	Gibson Energy, Inc.	205,673
2,331	Gildan Activewear, Inc.	138,812
1,175	Granite Real Estate Investment Trust REIT	43,302
2,435	Great Canadian Gaming Corp.(a)	44,145
7,704	H&R REIT	153,267
2,320	Home Capital Group, Inc.	111,159
13,875	HudBay Minerals, Inc.	106,205
3,260	Hudson’s Bay Co.	56,557
4,448	Innergex Renewable Energy, Inc.	43,515
6,796	InnVest REIT	31,103
3,355	Jean Coutu Group (PJC), Inc. (The), Class A	76,893
2,946	Laurentian Bank of Canada	129,551
12,511	Legacy Oil + Gas, Inc.(a)	50,934
2,397	Linamar Corp.	122,396
35,275	Lundin Mining Corp.(a)	157,376
761	MacDonald Dettwiler & Associates Ltd.	58,007
6,042	Major Drilling Group International, Inc.	35,262
4,753	Manitoba Telecom Services, Inc.(b)	125,249
7,442	Maple Leaf Foods, Inc.	128,714
8,494	Martinrea International, Inc.	90,029
5,324	MEG Energy Corp.(a)	128,443
2,715	Methanex Corp.	161,294
1,783	Morguard REIT	29,257
4,890	Mullen Group Ltd.(b)	94,985
10,828	Nevsun Resources Ltd.	36,591
25,273	New Gold, Inc.(a)	91,682
1,902	North West Co., Inc. (The)	39,307
4,316	Northland Power, Inc.	64,197
5,480	Nuvista Energy Ltd.(a)	50,404
2,296	Open Text Corp.	126,769
1,583	Osisko Gold Royalties Ltd.(a)	19,769
8,430	Pan American Silver Corp.	77,911
7,451	Parkland Fuel Corp.(b)	145,722
1,775	Pason Systems, Inc.	42,460
3,576	Peyto Exploration & Development Corp.	100,894
7,105	Progressive Waste Solutions Ltd.	207,456
2,946	Ritchie Bros Auctioneers, Inc.	71,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
6,202	RONA, Inc.	$75,638
5,832	Russel Metals, Inc.	169,924
4,950	Savanna Energy Services Corp.	26,694
1,913	Secure Energy Services, Inc.	35,411
10,529	SEMAFO, Inc.(a)	25,682
2,445	ShawCor Ltd.	107,672
60,829	Sherritt International Corp.	151,068
4,376	Silver Standard Resources, Inc.(a)	19,057
6,460	Silver Wheaton Corp.	112,246
1,145	Stantec, Inc.	72,522
14,382	Superior Plus Corp.	155,753
15,208	Taseko Mines Ltd.(a)	19,964
1,172	TMX Group Ltd.	56,352
3,862	Toromont Industries Ltd.	92,178
2,633	Tourmaline Oil Corp.(a)	94,419
8,497	Transcontinental, Inc., Class A	115,986
6,724	TransForce, Inc.	164,365
9,457	Trican Well Service Ltd.	84,718
1,736	Trilogy Energy Corp.	27,038
9,277	Trinidad Drilling Ltd.	60,396
27,008	Turquoise Hill Resources Ltd.(a)	90,550
1,973	West Fraser Timber Co. Ltd.	103,476
2,017	Westshore Terminals Investment Corp.	61,452
4,219	Whitecap Resources, Inc.(b)	54,597
2,559	WSP Global, Inc.	77,874

		9,611,573

	China—1.3%
14,844	AAC Technologies Holdings, Inc.	88,909
13,502	China Gold International Resources Corp. Ltd.(a)	25,867
32,954	China Mengniu Dairy Co. Ltd.	145,538
341,612	China Rongsheng Heavy Industries Group Holdings Ltd.(a)	54,621
152,017	China Travel International Investment Hong Kong Ltd.	46,653
231,120	FIH Mobile Ltd.(a)	123,082
107,000	Honghua Group Ltd.	20,558
25,796	Minth Group Ltd.	49,428
214,226	Parkson Retail Group Ltd.	62,705
1,693,200	Semiconductor Manufacturing International Corp.(a)	174,665
247,106	Shougang Fushan Resources Group Ltd.	55,761
256,562	Shui On Land Ltd.	58,556
67,000	SITC International Holdings Co. Ltd.	35,681
67,984	Sun Art Retail Group Ltd.	72,760
64,644	Tingyi Cayman Islands Holding Corp.	160,710
40,796	Uni-President China Holdings Ltd.	37,717
149,028	Yangzijiang Shipbuilding Holdings Ltd.	131,001
41,582	Yingde Gases Group Co. Ltd.	32,546

		1,376,758

	Denmark—1.4%
7,819	Alm. Brand A/S(a)	42,643
1,639	Chr. Hansen Holding A/S	65,937
1,080	Coloplast A/S, Class B	93,987
721	D/S Norden A/S	18,933

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Denmark (continued)
2,849	GN Store Nord A/S	$66,275
3,093	H. Lundbeck A/S	65,600
1,399	Matas A/S	30,731
1,793	NKT Holding A/S	92,927
3,470	Novozymes A/S, Class B	160,917
1,935	Pandora A/S	162,856
239	Rockwool International A/S, Class B	34,779
243	Royal Unibrew A/S(a)	39,676
887	Schouw & Co. A/S	39,267
1,436	Simcorp A/S	43,267
2,730	Spar Nord Bank A/S	27,572
4,993	Sydbank A/S(a)	158,341
4,049	Topdanmark A/S(a)	128,813
1,193	Tryg A/S	128,922
452	William Demant Holding(a)	34,245

		1,435,688

	Finland—1.2%
5,916	Amer Sports Oyj	113,184
3,113	Cargotec Oyj, Class B	93,685
7,351	Caverion Corp.	59,037
10,049	Citycon Oyj	32,483
1,957	Cramo Oyj	28,467
6,283	Huhtamaki Oyj	159,171
7,043	Kemira Oyj	90,889
4,656	Konecranes Oyj	130,145
32,355	Outokumpu Oyj(a)	182,662
12,167	Outotec Oyj	80,412
4,136	Ramirent Oyj	32,958
11,799	Sanoma Oyj	67,824
17,837	Sponda Oyj	81,570
1,911	Stockmann Oyj Abp, Class B	21,142
3,580	Tieto Oyj	90,650
2,744	Uponor Oyj	36,442

		1,300,721

	France—3.3%
1,258	Alten SA	53,778
6,626	Altran Technologies SA	65,044
575	bioMerieux	60,645
200	Bollore SA(b)	94,719
3,980	Bourbon SA	103,222
2,512	Dassault Systemes	159,158
17,019	Derichebourg SA	42,646
1,545	Eramet(a)	143,438
4,029	Etablissements Maurel et Prom(a)	48,193
700	Euler Hermes SA	68,549
110	Eurofins Scientific	27,791
1,099	Gecina SA REIT	148,709
979	Groupe FNAC SA(a)	41,029
12,216	Havas SA	98,720
117	Hermes International	36,222
441	Iliad SA	96,416
1,851	Imerys SA	132,677
877	Ingenico	87,321
1,333	Ipsen SA	65,535
1,927	Ipsos	49,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
2,234	JCDecaux SA	$74,089
1,455	Korian-Medica	52,629
920	LISI	23,065
2,674	Mercialys SA REIT	59,048
6,607	Metropole Television SA	114,277
2,639	Nexity	94,695
1,445	Orpea	88,042
2,466	Plastic Omnium SA	56,046
2,310	Rallye SA	89,344
1,054	Remy Cointreau SA	74,968
1,884	Rubis	110,777
1,909	Saft Groupe SA	56,685
1,910	SEB SA	156,242
1,211	Societe BIC SA	150,922
8,132	Societe Television Francaise 1	120,888
135,167	Solocal Group(a)	82,982
318	Sopra Group SA	23,830
26,450	Technicolor SA(a)	155,986
8,857	UbiSoft Entertainment SA(a)	160,129
628	Vicat SA	42,929
276	Vilmorin & Cie SA	27,681
125	Virbac SA	27,948

		3,466,979

	Georgia—0.1%
1,237	Bank of Georgia Holdings PLC	50,663

	Germany—3.5%
3,148	Aareal Bank AG	134,771
3,112	Aixtron SE(a)	37,863
4,575	alstria office AG REIT	56,713
1,860	Aurelius AG	64,599
2,465	Axel Springer AG	135,241
1,242	Bauer AG(a)	19,218
1,415	BayWa AG	55,907
666	Bechtle AG	51,743
2,329	Deutsche Euroshop AG	104,071
4,617	Deutsche Wohnen BR AG	104,008
5,302	Deutz AG	23,821
1,507	Dialog Semiconductor PLC(a)	51,772
2,424	DMG MORI SEIKI AG	61,849
228	Draegerwerk AG & Co. KGaA	18,854
425	Draegerwerk AG & Co. KGaA (Preference Shares)	41,347
475	Duerr AG	33,250
1,171	ElringKlinger AG	35,732
946	Fielmann AG	61,668
2,200	Fraport AG Frankfurt Airport Services Worldwide	135,945
952	Fuchs Petrolub SE	34,888
1,954	Fuchs Petrolub SE (Preference Shares)	75,746
6,505	GAGFAH SA(a)	121,437
1,454	Gerresheimer AG	80,784
838	Gerry Weber International AG	33,629
1,561	Hamburger Hafen und Logistik AG	34,158
21,219	Heidelberger Druckmaschinen AG(a)	53,995
969	Hugo Boss AG	128,508
1,563	Indus Holding AG	71,663

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
1,674	Jenoptik AG	$19,122
949	Jungheinrich AG (Preference Shares)	53,505
489	Kabel Deutschland Holding AG(a)	66,168
1,421	KION Group AG	51,666
5,670	Kontron AG(a)	32,763
729	Krones AG	69,808
45	KSB AG (Preference Shares)	23,883
955	KUKA AG	60,005
76	KWS Saat AG	24,757
1,501	LEG Immobilien AG	103,527
1,896	MTU Aero Engines AG	165,976
3,446	Nordex SE(a)	58,200
1,042	Norma Group SE	48,703
539	Pfeiffer Vacuum Technology AG	41,896
141	Puma SE	29,573
81	Rational AG	25,341
1,114	Rheinmetall AG	47,804
3,599	Rhoen Klinikum AG	107,229
2,180	SGL Carbon SE(a)(b)	33,705
1,022	Sixt SE	32,978
1,288	Sixt SE (Preference Shares)	35,914
910	SMA Solar Technology AG(a)(b)	22,598
2,743	Software AG	68,889
3,197	Stada Arzneimittel AG	123,150
4,445	TAG Immobilien AG(b)	51,971
1,451	Takkt AG	22,606
1,956	United Internet AG	76,473
689	Vossloh AG	39,623
1,198	Wacker Chemie AG	144,439
1,996	Wincor Nixdorf AG	91,604
1,057	Wirecard AG	37,816

		3,674,872

	Gibraltar—0.0%
22,891	Bwin.Party Digital Entertainment PLC	32,832

	Greece—0.5%
71,431	Alpha Bank AE(a)	46,538
12,353	Ellaktor SA(a)	34,823
1,923	FF Group	62,883
9,497	Hellenic Petroleum SA(a)	48,785
10,858	Intralot SA Integrated Lottery Systems & Services(a)	15,372
3,378	JUMBO SA	37,033
109,111	Marfin Investment Group Holdings SA(a)	28,845
2,074	Metka SA	20,268
6,265	Motor Oil (Hellas) Corinth Refineries SA	45,841
7,726	Mytilineos Holdings SA(a)	49,658
17,429	National Bank of Greece SA(a)	41,927
39,345	Piraeus Bank SA(a)	57,183
2,649	Titan Cement Co. SA	58,712

		547,868

	Hong Kong—3.4%
12,208	ASM Pacific Technology Ltd.	134,277
83,000	Brightoil Petroleum Holdings Ltd.(a)	26,435
14,663	Cafe de Coral Holdings Ltd.	52,562
124,497	Champion REIT	54,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
12,108	Cheung Kong Infrastructure Holdings Ltd.	$88,368
12,108	Chow Sang Sang Holdings International Ltd.	29,914
25,762	Chow Tai Fook Jewellery Group Ltd.	35,810
20,160	Dah Sing Banking Group Ltd.	36,602
12,129	Dah Sing Financial Holdings Ltd.	75,540
168,000	First Pacific Co. Ltd.	181,318
51,000	Fortune REIT	47,020
15,688	Galaxy Entertainment Group Ltd.	107,113
86,695	Giordano International Ltd.	44,157
10,848	Great Eagle Holdings Ltd.	36,509
864,000	G-Resources Group Ltd.(a)	21,168
20,000	Hang Lung Group Ltd.	100,578
92,621	Hopewell Highway Infrastructure Ltd.	44,667
30,677	Hopewell Holdings Ltd.	108,781
150,340	Huabao International Holdings Ltd.	107,397
110,436	Hutchison Telecommunications Hong Kong Holdings Ltd.	44,002
33,952	Hysan Development Co. Ltd.	154,761
15,146	Johnson Electric Holdings Ltd.	51,267
69,070	Ju Teng International Holdings Ltd.	38,475
62,804	K Wah International Holdings Ltd.	39,358
25,000	Kerry Logistics Network Ltd.	40,682
19,634	Lifestyle International Holdings Ltd.	37,115
15,582	Luk Fook Holdings International Ltd.	46,514
71,388	Midland Holdings Ltd.(a)	35,072
75,632	New World China Land Ltd.	45,934
35,804	NWS Holdings Ltd.	66,943
33,000	Orient Overseas International Ltd.	187,868
197,736	Pacific Basin Shipping Ltd.	95,105
20,426	Pacific Textile Holdings Ltd.	27,392
315,000	PCCW Ltd.	200,246
225,000	REXLot Holdings Ltd.	23,210
61,908	Shangri-La Asia Ltd.	89,886
113,800	Shun Tak Holdings Ltd.	57,962
56,484	SJM Holdings Ltd.	119,302
46,004	SmarTone Telecommunications Holding Ltd.	59,142
70,336	TCC International Holdings Ltd.	28,297
48,802	Techtronic Industries Co. Ltd.	152,601
18,069	Television Broadcasts Ltd.	98,905
57,847	Texwinca Holdings Ltd.	50,722
51,804	Truly International Holdings Ltd.	26,319
12,378	VTech Holdings Ltd.	154,980
27,000	Wheelock & Co. Ltd.	130,035
79,388	Xinyi Glass Holdings Co. Ltd.	46,884
115,958	Yuexiu Real Estate Investment Trust REIT	57,267

		3,539,364

	Ireland—0.6%
12,907	Aer Lingus Group PLC	23,206
13,814	C&C Group PLC	61,511
5,273	Glanbia PLC	74,390
11,231	Grafton Group PLC	114,276
19,025	Greencore Group PLC	79,867
9,441	James Hardie Industries PLC	99,750
122,154	Kenmare Resources PLC(a)	13,426
5,598	Kingspan Group PLC	87,531
795	Paddy Power PLC	57,970

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Ireland (continued)
9,878	UDG Healthcare PLC	$52,024

		663,951

	Israel—1.1%
16,960	Africa-Israel Investments Ltd.(a)	26,689
4,088	Alony Hetz Properties & Investments Ltd. REIT	27,120
1,642	Azrieli Group	52,821
10,582	Cellcom Israel Ltd.	107,090
1,742	Elbit Systems Ltd.	104,819
2,528	First International Bank of Israel Ltd.	35,415
5,854	Gazit -Globe Ltd.	68,504
7,085	Harel Insurance Investments & Financial Services Ltd.	35,514
96,120	Israel Discount Bank Ltd., Class A(a)	153,513
20,348	Migdal Insurance & Financial Holding Ltd.	27,267
7,598	Mizrahi Tefahot Bank Ltd.(a)	83,783
1,502	NICE Systems Ltd.	59,525
274,722	Oil Refineries Ltd.(a)	88,737
3,829	Ormat Industries Ltd.	25,897
1,358	Osem Investments Ltd.	26,193
15,330	Partner Communications Co. Ltd.(a)	100,933
406	Paz Oil Co. Ltd.	57,809
13,210	Shikun & Binui Ltd.	30,025
2,167	Strauss Group Ltd.	35,038

		1,146,692

	Italy—2.4%
3,864	ACEA SpA	47,250
6,313	Ansaldo STS SpA	72,452
6,483	Astaldi SpA	45,283
1,775	ASTM SpA	21,327
18,222	Autogrill SpA(a)	123,284
1,232	Azimut Holding SpA	28,772
317,772	Banca Carige SpA(a)	26,596
1,565	Banca Generali SpA	41,471
17,659	Banca Popolare di Sondrio Scarl	70,667
81,844	Beni Stabili SpA REIT	56,347
1,413	Brembo SpA	46,790
970	Brunello Cucinelli SpA	19,615
6,125	Buzzi Unicem SpA	82,649
4,321	Cementir Holding SpA	25,878
26,047	CIR-Compagnie Industriali Riunite SpA(a)	26,075
5,135	Credito Emiliano SpA	39,470
88,105	Credito Valtellinese Scarl(a)	91,014
3,249	Danieli & C. Officine Meccaniche SpA-RSP	58,618
995	Danieli & C. Officine Meccaniche SpA	23,187
9,950	Davide Campari-Milano SpA	71,495
1,958	De’Longhi SpA	38,220
628	DiaSorin SpA	24,266
7,417	ERG SpA	84,982
3,782	Esprinet SpA	31,203
7,817	Geox SpA(a)	23,878
4,420	Gtech SpA	102,837
57,581	Hera SpA	151,501
3,647	Indesit Co. SpA(a)	50,125
2,582	Interpump Group SpA	33,644

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Italy (continued)
57,466	Iren SpA	$69,335
12,184	Italcementi SpA	69,549
324	Italmobiliare SpA	7,713
822	Italmobiliare SpA RSP	13,182
2,385	MARR SpA	37,980
17,136	Mediolanum SpA	115,185
22,399	Parmalat SpA	67,297
19,055	Piaggio & C. SpA(a)	53,191
9,412	Prada SpA	57,951
34,244	RCS Mediagroup SpA(a)	36,040
3,917	Recordati SpA	67,725
2,364	Safilo Group SpA(a)	31,988
980	Salvatore Ferragamo SpA	23,133
29,464	Saras SpA(a)	30,049
1,740	Societa Cattolica di Assicurazioni SCRL	26,924
4,506	Societa Iniziative Autostradali e Servizi SpA	45,080
20,230	Sorin SpA(a)	45,218
488	Tod’s SpA	44,908
45,305	UnipolSai SpA	121,472
1,414	UnipolSai SpA RSP, Class B	3,773
4,713	World Duty Free SpA(a)	39,888

		2,566,477

	Japan—33.4%
30,000	77 Bank Ltd. (The)	164,578
1,008	ABC-Mart, Inc.	57,096
6,444	Accordia Golf Co. Ltd.	67,196
18,000	Achilles Corp.	24,406
17,978	ACOM Co. Ltd.(a)	58,374
2,354	Adastria Holdings Co. Ltd.	51,928
6,708	ADEKA Corp.	84,968
2,404	Aderans Co. Ltd.	28,349
7,460	Advantest Corp.	85,177
1,992	AEON Delight Co. Ltd.	48,172
5,048	AEON Financial Service Co. Ltd.	103,432
3,852	AEON Mall Co. Ltd.	69,615
2,544	Aica Kogyo Co. Ltd.	52,149
11,108	Aichi Steel Corp.	39,337
18,108	Aiful Corp.(a)	72,687
1,700	Ain Pharmaciez, Inc.	45,463
11,482	Akebono Brake Industry Co. Ltd.	43,734
2,566	Alpen Co. Ltd.	39,324
3,878	Alpine Electronics, Inc.	64,446
4,300	Amano Corp.	46,489
3,378	Anritsu Corp.	25,763
2,152	AOKI Holdings, Inc.	23,784
6,734	Aoyama Trading Co. Ltd.	158,101
52,530	Aozora Bank Ltd.	183,214
1,974	Arcland Sakamoto Co. Ltd.	43,405
3,048	Arcs Co. Ltd.	66,341
3,140	Asahi Diamond Industrial Co. Ltd.	37,281
2,192	Asahi Holdings, Inc.	36,075
4,704	Asatsu-DK, Inc.	116,399
7,060	ASICS Corp.	162,858
1,018	ASKUL Corp.	20,731
8,034	Autobacs Seven Co. Ltd.	116,742
1,608	Avex Group Holdings, Inc.	23,438

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
6,582	Awa Bank Ltd. (The)	$38,927
6,692	Azbil Corp.	159,323
926	Bank of Iwate Ltd. (The)	41,631
8,108	Bank of Nagoya Ltd. (The)	32,329
780	Bank of Okinawa Ltd. (The)	33,710
4,122	Bank of The Ryukyus Ltd.	65,670
13,572	BIC Camera, Inc.	117,312
1,792	Calbee, Inc.	62,342
29,114	Calsonic Kansei Corp.	157,120
1,644	Canon Electronics, Inc.	29,564
8,492	Canon Marketing Japan, Inc.	171,272
3,140	Capcom Co. Ltd.	48,092
1,992	Cawachi Ltd.	30,634
18,114	Central Glass Co. Ltd.	58,815
2,766	Century Tokyo Leasing Corp.	70,812
2,404	Chiyoda Co. Ltd.	46,898
9,108	Chiyoda Corp.	91,482
2,500	Chudenko Corp.	39,227
13,000	Chuetsu Pulp & Paper Co. Ltd.	20,757
14,100	Chugoku Bank Ltd. (The)	205,516
6,630	Chugoku Marine Paints Ltd.	51,807
20,200	Citizen Holdings Co. Ltd.	128,835
2,900	CKD Corp.	24,627
3,156	Coca-Cola East Japan Co. Ltd.	56,051
8,240	Coca-Cola West Co. Ltd.	115,840
2,272	Cocokara Fine, Inc.	54,477
3,318	Colowide Co. Ltd.	39,572
9,548	COMSYS Holdings Corp.	167,019
300	Cosmos Pharmaceutical Corp.	42,576
3,952	Daibiru Corp.	43,290
3,000	Daido Metal Co. Ltd.	34,628
72,300	Daiei, Inc. (The)(a)	80,616
4,522	Daifuku Co. Ltd.	51,148
9,266	Daihen Corp.	32,070
23,688	Daikyo, Inc.	43,317
10,948	Daio Paper Corp.	92,678
13,004	Daishi Bank Ltd. (The)	45,239
55,692	Daiwabo Holdings Co. Ltd.	99,854
9,740	DCM Holdings Co. Ltd.	64,206
6,656	DeNA Co. Ltd.	84,072
1,008	DISCO Corp.	67,167
5,208	DMG Mori Seiki Co. Ltd.	59,882
2,696	Don Quijote Holdings Co. Ltd.	158,482
2,544	Doutor Nichires Holdings Co. Ltd.	37,512
18,688	DOWA Holdings Co. Ltd.	153,531
1,600	DTS Corp.	32,441
5,018	Duskin Co. Ltd.	81,466
878	DyDo Drinco, Inc.	37,123
1,226	Earth Chemical Co. Ltd.	44,729
26,600	EDION Corp.	187,687
3,318	EXEDY Corp.	81,748
4,000	Ezaki Glico Co. Ltd.	127,381
2,156	F.C.C. Co. Ltd.	36,329
3,752	Fancl Corp.	51,140
14,300	FIDEA Holdings Co. Ltd.	28,191
2,178	Foster Electric Co. Ltd.	33,533
2,100	FP Corp.	59,850

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
5,600	Fuji Machine Manufacturing Co. Ltd.	$53,350
4,948	Fuji Media Holdings, Inc.	67,265
5,630	Fuji Oil Co. Ltd.	88,539
926	Fuji Seal International, Inc.	27,589
3,874	Fuji Soft, Inc.	93,718
1,400	Fujimori Kogyo Co. Ltd.	37,902
3,074	Fujitec Co. Ltd.	30,081
3,474	Fujitsu General Ltd.	43,012
9,948	Fukuyama Transporting Co. Ltd.	49,516
5,100	Funai Electric Co. Ltd.	44,765
22,062	Furukawa Co. Ltd.	42,115
3,152	Futaba Corp.	43,862
7,334	Futaba Industrial Co. Ltd.	40,103
2,192	Fuyo General Lease Co. Ltd.	85,056
6,078	Geo Holdings Corp.	53,295
4,648	Glory Ltd.	117,791
27,114	Godo Steel Ltd.	37,005
1,272	Goldcrest Co. Ltd.	22,545
6,656	Gree, Inc.	46,073
27,270	GS Yuasa Corp.	132,573
3,400	Gulliver International Co. Ltd.	29,388
20,270	Gunze Ltd.	55,871
9,770	H2O Retailing Corp.	160,531
26,952	Hachijuni Bank Ltd. (The)	162,041
2,830	Hamamatsu Photonics KK	126,726
31,114	Hanwa Co. Ltd.	109,630
16,374	Hazama Ando Corp.	107,500
3,396	Heiwa Corp.	68,341
3,722	Heiwa Real Estate Co. Ltd.	59,496
3,092	Heiwado Co. Ltd.	56,900
11,108	Higashi-Nippon Bank Ltd. (The)	27,645
9,056	Higo Bank Ltd. (The)	50,650
946	Hikari Tsushin, Inc.	61,770
1,074	Hirose Electric Co. Ltd.	129,430
43,000	Hiroshima Bank Ltd. (The)	210,963
2,288	HIS Co. Ltd.	58,453
3,418	Hisamitsu Pharmaceutical Co., Inc.	112,505
3,252	Hitachi Capital Corp.	77,975
6,014	Hitachi High-Technologies Corp.	178,642
5,466	Hitachi Koki Co. Ltd.	46,320
2,474	Hitachi Kokusai Electric, Inc.	36,303
8,740	Hitachi Metals Ltd.	144,075
5,396	Hitachi Transport System Ltd.	70,323
20,666	Hitachi Zosen Corp.	106,736
666	Hogy Medical Co. Ltd.	34,279
9,640	Hokkoku Bank Ltd. (The)	32,848
15,778	Hokuetsu Kishu Paper Co. Ltd.	64,460
1,792	Hokuto Corp.	32,577
1,356	Horiba Ltd.	48,504
2,218	Hoshizaki Electric Co. Ltd.	105,652
13,286	Hosiden Corp.	71,108
7,196	House Foods Group, Inc.	122,731
3,600	Hulic Co. Ltd.	38,728
13,056	Hyakugo Bank Ltd. (The)	53,806
10,422	Hyakujushi Bank Ltd. (The)	33,282
2,444	IBJ Leasing Co. Ltd.	56,879
10,948	Iino Kaiun Kaisha Ltd.	59,279

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
3,074	Inaba Denki Sangyo Co. Ltd.	$105,707
5,878	Inabata & Co. Ltd.	55,579
1,700	Internet Initiative Japan, Inc.	29,191
14,108	Iseki & Co. Ltd.	31,965
48,430	Ishihara Sangyo Kaisha Ltd.(a)	38,880
7,170	IT Holdings Corp.	115,124
5,626	Ito EN Ltd.	110,558
1,932	ITOCHU Techno-Solutions Corp.	76,174
12,582	Itoham Foods, Inc.	64,422
22,688	Iwatani Corp.	151,381
17,134	Iyo Bank Ltd. (The)	179,586
3,618	Izumi Co. Ltd.	114,570
2,400	J Trust Co. Ltd.	23,314
17,582	Jaccs Co. Ltd.	102,256
708	JAFCO Co. Ltd.	26,683
2,678	Japan Airport Terminal Co. Ltd.	103,198
2,474	Japan Aviation Electronics Industry Ltd.	47,315
4,200	Japan Exchange Group, Inc.	100,631
3,622	Japan Petroleum Exploration Co. Ltd.	116,797
8,860	Japan Securities Finance Co. Ltd.	49,396
14,108	J-Oil Mills, Inc.	45,808
17,640	Juroku Bank Ltd. (The)	68,134
57,818	JVC KENWOOD Corp.(a)	108,823
2,700	Kaga Electronics Co. Ltd.	30,539
4,870	Kagome Co. Ltd.	78,499
7,882	Kagoshima Bank Ltd. (The)	50,271
4,474	Kaken Pharmaceutical Co. Ltd.	110,867
1,000	Kameda Seika Co. Ltd.	30,016
1,218	Kanamoto Co. Ltd.	43,351
17,300	Kandenko Co. Ltd.	89,814
13,056	Kansai Paint Co. Ltd.	195,773
3,400	Kansai Urban Banking Corp.	37,031
1,574	Kato Sangyo Co. Ltd.	33,093
22,056	Keihan Electric Railway Co. Ltd.	107,226
4,730	Keihin Corp.	58,816
19,214	Keisei Electric Railway Co. Ltd.	222,297
14,688	Keiyo Bank Ltd. (The)	75,599
9,330	Kenedix, Inc.(a)	42,195
9,422	Kikkoman Corp.	212,301
896	Kintetsu World Express, Inc.	30,571
2,012	Kissei Pharmaceutical Co. Ltd.	51,599
8,522	Kitz Corp.	38,389
5,512	Kiyo Bank Ltd. (The)	79,407
1,506	Kobayashi Pharmaceutical Co. Ltd.	92,156
6,896	Kohnan Shoji Co. Ltd.	78,430
6,970	Kokuyo Co. Ltd.	54,713
4,074	Komeri Co. Ltd.	90,634
3,566	Komori Corp.	34,068
6,900	Konami Corp.	135,532
1,656	Konishi Co. Ltd.	28,495
2,200	Konoike Transport Co. Ltd.	42,526
1,948	Kose Corp.	78,455
27,484	Kumagai Gumi Co. Ltd.(a)	98,065
17,952	Kurabo Industries Ltd.	29,305
11,422	KUREHA Corp.	55,121
3,370	Kuroda Electric Co. Ltd.	46,745
25,640	KYB Co. Ltd.	108,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
2,644	Kyoei Steel Ltd.	$43,208
2,196	Kyokuto Kaihatsu Kogyo Co. Ltd.	30,696
13,000	Kyokuyo Co. Ltd.	30,150
3,922	KYORIN Holdings, Inc.	81,025
5,926	Kyowa Exeo Corp.	71,468
9,000	Kyudenko Corp.	98,907
29,900	Leopalace21 Corp.(a)	181,899
5,212	Lintec Corp.	107,118
19,796	Lion Corp.	110,365
1,420	Mabuchi Motor Co. Ltd.	120,080
1,100	Macnica, Inc.	31,644
14,530	Maeda Corp.	126,889
4,574	Maeda Road Construction Co. Ltd.	69,484
5,630	Makino Milling Machine Co. Ltd.	37,364
1,226	Mandom Corp.	40,737
4,218	Maruichi Steel Tube Ltd.	98,579
3,322	Matsui Securities Co. Ltd.	30,818
3,740	Matsumotokiyoshi Holdings Co. Ltd.	107,758
7,040	Megmilk Snow Brand Co. Ltd.	92,439
12,582	Meidensha Corp.	45,118
1,326	Meitec Corp.	40,985
18,852	Minebea Co. Ltd.	248,546
1,892	Ministop Co. Ltd.	26,666
3,566	Miraca Holdings, Inc.	147,278
7,192	Mirait Holdings Corp.	79,359
4,640	Misawa Homes Co. Ltd.	41,721
3,404	MISUMI Group, Inc.	104,757
3,500	Mitsuba Corp.	54,168
9,948	Mitsubishi Logistics Corp.	147,749
56,644	Mitsubishi Paper Mills Ltd.(a)	43,454
1,744	Mitsubishi Shokuhin Co. Ltd.	38,783
17,530	Mitsubishi Steel Manufacturing Co. Ltd.	37,998
32,900	Mitsubishi UFJ Lease & Finance Co. Ltd.	168,455
22,582	Mitsui Matsushima Co. Ltd.	26,992
7,948	Mitsui Sugar Co. Ltd.	27,154
10,948	Mitsui-Soko Holdings Co. Ltd.	40,821
14,256	Mitsumi Electric Co. Ltd.	85,583
5,300	Miura Co. Ltd.	60,987
9,000	Mizuno Corp.	44,637
1,016	Mochida Pharmaceutical Co. Ltd.	61,900
19,740	Morinaga & Co. Ltd.	42,084
22,848	Morinaga Milk Industry Co. Ltd.	75,817
1,874	MOS Food Services, Inc.	36,442
3,100	Moshi Moshi Hotline, Inc.	30,473
2,912	Musashi Seimitsu Industry Co. Ltd.	56,393
2,192	Musashino Bank Ltd. (The)	72,835
5,066	Nabtesco Corp.	122,012
9,266	Nachi-Fujikoshi Corp.	56,122
6,966	Nagase & Co. Ltd.	88,236
4,192	Namura Shipbuilding Co. Ltd.	39,450
19,000	Nankai Electric Railway Co. Ltd.	89,318
1,966	NEC Networks & System Integration Corp.	42,107
6,918	NET One Systems Co. Ltd.	39,865
3,992	Nexon Co. Ltd.	34,363
6,948	Nichias Corp.	41,711
6,218	Nichicon Corp.	41,100
4,440	Nichii Gakkan Co.	34,061

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
2,570	Nichi-iko Pharmaceutical Co. Ltd.	$41,861
2,804	Nifco, Inc.	87,668
1,344	Nihon Kohden Corp.	68,336
1,818	Nihon Parkerizing Co. Ltd.	42,553
4,534	Nihon Unisys Ltd.	39,150
2,918	Nikkiso Co. Ltd.	29,647
5,734	Nippo Corp.	103,064
14,422	Nippon Carbon Co. Ltd.	23,800
15,582	Nippon Chemi-Con Corp.(a)	45,312
29,626	Nippon Coke & Engineering Co. Ltd.	29,070
15,266	Nippon Denko Co. Ltd.	37,448
4,174	Nippon Densetsu Kogyo Co. Ltd.	57,637
10,582	Nippon Flour Mills Co. Ltd.	52,577
11,740	Nippon Kayaku Co. Ltd.	150,592
6,792	Nippon Koei Co. Ltd.	28,354
2,892	Nippon Konpo Unyu Soko Co. Ltd.	46,848
75,300	Nippon Light Metal Holdings Co. Ltd.	109,486
8,740	Nippon Paint Holdings Co. Ltd.	192,334
7,792	Nippon Road Co. Ltd. (The)	42,677
2,156	Nippon Seiki Co. Ltd.	45,368
2,318	Nippon Shinyaku Co. Ltd.	66,787
15,530	Nippon Shokubai Co. Ltd.	182,861
3,204	Nippon Signal Co. Ltd. (The)	30,724
12,422	Nippon Soda Co. Ltd.	68,811
34,000	Nippon Steel & Sumikin Texeng Co. Ltd.	121,012
60,100	Nippon Suisan Kaisha Ltd.(a)	175,306
4,474	Nippon Synthetic Chemical Industry Co. Ltd. (The)	27,018
4,170	Nippon Television Holdings, Inc.	62,231
5,792	Nippon Thompson Co. Ltd.	23,870
11,822	Nippon Yakin Kogyo Co. Ltd.(a)	29,211
12,892	Nipro Corp.	105,454
25,958	Nishimatsu Construction Co. Ltd.	123,880
59,800	Nishi-Nippon City Bank Ltd. (The)	161,095
13,896	Nishi-Nippon Railroad Co. Ltd.	55,036
900	Nishio Rent All Co. Ltd.	32,153
9,866	Nissan Chemical Industries Ltd.	178,918
4,930	Nissan Shatai Co. Ltd.	66,405
3,444	Nissha Printing Co. Ltd.	54,438
19,422	Nisshin Oillio Group Ltd. (The)	69,473
14,700	Nisshin Steel Holdings Co. Ltd.	132,963
20,848	Nisshinbo Holdings, Inc.	166,814
2,922	Nissin Kogyo Co. Ltd.	43,997
3,668	Nitori Holdings Co. Ltd.	230,671
7,630	Nittetsu Mining Co. Ltd.	28,654
11,266	Nitto Boseki Co. Ltd.	39,093
1,866	Nitto Kogyo Corp.	32,142
10,622	NOF Corp.	69,357
4,900	Nomura Research Institute Ltd.	158,664
11,108	Noritake Co. Ltd.	25,267
3,292	Noritz Corp.	59,964
29,500	North Pacific Bank Ltd.	118,679
1,256	NS Solutions Corp.	37,869
2,674	NSD Co. Ltd.	38,737
7,260	NTT Urban Development Corp.	80,368
2,292	OBIC Co. Ltd.	79,940
26,270	Ogaki Kyoritsu Bank Ltd. (The)	72,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
12,108	Oita Bank Ltd. (The)	$44,714
2,552	Okabe Co. Ltd.	23,402
4,630	Okamura Corp.	33,247
4,474	Okasan Securities Group, Inc.	32,845
65,714	Oki Electric Industry Co. Ltd.	147,718
1,944	Okinawa Electric Power Co., Inc. (The)	59,219
9,266	OKUMA Corp.	64,471
12,478	Okumura Corp.	69,455
18,374	Onward Holdings Co. Ltd.	111,452
61,888	Orient Corp.(a)	123,108
1,956	OSAKA Titanium Technologies Co. Ltd.	37,199
2,556	OSG Corp.	40,858
3,068	Otsuka Corp.	111,932
20,740	Pacific Metals Co. Ltd.(a)	63,827
10,108	PanaHome Corp.	66,813
900	Paramount Bed Holdings Co. Ltd.	25,530
3,722	Park24 Co. Ltd.	55,612
22,718	Penta-Ocean Construction Co. Ltd.	72,346
800	Pilot Corp.	44,101
76,418	Pioneer Corp.(a)	194,274
1,200	Pola Orbis Holdings, Inc.	48,651
10,792	Press Kogyo Co. Ltd.	42,261
15,796	Prima Meat Packers Ltd.	37,058
678	Relo Holdings, Inc.	47,113
3,170	Resorttrust, Inc.	75,217
1,326	Ricoh Leasing Co. Ltd.	36,372
6,792	Riken Corp.	26,052
1,574	Rinnai Corp.	137,736
5,062	Rohto Pharmaceutical Co. Ltd.	71,660
5,512	Round One Corp.	32,746
15,848	Ryobi Ltd.	42,269
1,104	Ryohin Keikaku Co. Ltd.	147,226
3,026	Ryosan Co. Ltd.	62,731
4,156	Ryoyo Electro Corp.	40,557
3,326	Saizeriya Co. Ltd.	48,924
1,292	San-A Co. Ltd.	43,218
11,582	Sanden Corp.	65,088
1,774	Sangetsu Co. Ltd.	44,245
10,056	San-in Godo Bank Ltd. (The)	76,426
9,582	Sanken Electric Co. Ltd.	73,764
4,792	Sanki Engineering Co. Ltd.	32,829
2,520	Sankyo Tateyama, Inc.	44,418
24,848	Sankyu, Inc.	113,484
1,408	Sanrio Co. Ltd.	40,379
4,070	Sanshin Electronics Co. Ltd.	28,536
11,582	Sanwa Holdings Corp.	78,725
6,948	Sanyo Chemical Industries Ltd.	42,641
11,108	Sanyo Shokai Ltd.	26,852
14,582	Sanyo Special Steel Co. Ltd.	49,168
1,226	Sawai Pharmaceutical Co. Ltd.	71,632
16,200	SCREEN Holdings Co. Ltd.	85,837
1,604	SCSK Corp.	41,980
16,056	Seiko Holdings Corp.	77,340
3,848	Seiren Co. Ltd.	32,746
9,948	Senko Co. Ltd.	41,973
17,696	Senshu Ikeda Holdings, Inc.	90,923
32,270	Seven Bank Ltd.	132,413

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
10,582	Shiga Bank Ltd. (The)	$58,052
2,466	Shima Seiki Manufacturing Ltd.	39,265
20,322	Shimadzu Corp.	174,388
8,008	Shinko Electric Industries Co. Ltd.	46,360
4,586	Shinko Plantech Co. Ltd.	34,731
4,474	Shinmaywa Industries Ltd.	39,310
1,226	Ship Healthcare Holdings, Inc.	28,062
5,400	Shizuoka Gas Co. Ltd.	35,115
4,318	Shochiku Co. Ltd.	40,097
4,448	Showa Corp.	46,779
4,452	Sintokogio Ltd.	30,301
22,308	SKY Perfect JSAT Holdings, Inc.	134,718
7,278	Sodick Co. Ltd.	58,949
5,808	Sohgo Security Services Co. Ltd.	133,459
28,162	Sotetsu Holdings, Inc.	104,755
3,444	Square Enix Holdings Co. Ltd.	70,259
2,418	Sugi Holdings Co. Ltd.	103,855
11,218	Sumco Corp.	147,098
24,848	Sumitomo Bakelite Co. Ltd.	96,639
7,786	Sumitomo Dainippon Pharma Co. Ltd.	89,455
89,492	Sumitomo Mitsui Construction Co. Ltd.(a)	105,374
36,852	Sumitomo Osaka Cement Co. Ltd.	113,082
5,748	Sumitomo Riko Co. Ltd.	48,351
15,266	Sumitomo Warehouse Co. Ltd. (The)	82,114
2,092	Sundrug Co. Ltd.	99,650
8,108	Suruga Bank Ltd.	165,697
31,536	SWCC Showa Holdings Co. Ltd.(a)	28,693
3,448	Sysmex Corp.	145,019
3,656	Tachi-S Co. Ltd.	45,592
3,630	Tadano Ltd.	53,007
2,666	Taikisha Ltd.	58,264
9,848	Taiyo Yuden Co. Ltd.	98,124
1,700	Takaoka Toko Co. Ltd.	24,111
12,822	Takara Holdings, Inc.	99,392
4,630	Takara Standard Co. Ltd.	37,542
5,000	Takasago International Corp.	23,505
5,678	Takasago Thermal Engineering Co. Ltd.	72,124
2,748	Takata Corp.	34,833
4,000	Takuma Co. Ltd.	25,048
1,326	Tamron Co. Ltd.	25,833
10,688	Tekken Corp.	45,572
2,012	Temp Holdings Co. Ltd.	63,713
5,152	T-Gaia Corp.	51,012
6,044	THK Co. Ltd.	147,724
22,114	Toa Corp.	39,847
19,056	Toagosei Co. Ltd.	81,932
29,644	Toda Corp.	129,571
7,630	Toei Co. Ltd.	39,816
7,396	Toho Co. Ltd.	167,442
28,000	Toho Gas Co. Ltd.	149,360
7,600	Toho Holdings Co. Ltd.	96,606
12,266	Toho Zinc Co. Ltd.	40,812
32,270	Tokai Carbon Co. Ltd.	82,039
6,060	Tokai Rika Co. Ltd.	113,194
5,574	Tokai Tokyo Financial Holdings, Inc.	36,744
818	Token Corp.	36,703
4,522	Tokyo Broadcasting System Holdings, Inc.	49,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
6,948	Tokyo Dome Corp.	$28,882
2,512	Tokyo Ohka Kogyo Co. Ltd.	69,800
13,426	Tokyo Steel Manufacturing Co. Ltd.	70,540
21,000	Tokyo Tatemono Co. Ltd.	177,022
9,388	Tokyu Construction Co. Ltd.	44,970
1,700	Tomen Electronics Corp.	25,142
6,692	Tomony Holdings, Inc.	29,190
13,196	Tomy Co. Ltd.	68,037
2,500	Topcon Corp.	56,889
4,318	Toppan Forms Co. Ltd.	39,981
2,300	Topre Corp.	31,780
30,426	Topy Industries Ltd.	58,081
6,630	Toshiba Machine Co. Ltd.	25,845
2,156	Toshiba Plant Systems & Services Corp.	35,425
13,582	Toshiba TEC Corp.	94,258
1,666	Totetsu Kogyo Co. Ltd.	37,197
28,952	Towa Bank Ltd. (The)	25,568
9,772	Toyo Construction Co. Ltd.	45,502
10,108	Toyo Engineering Corp.	51,484
18,300	Toyo Ink SC Holdings Co. Ltd.	83,252
5,600	Toyo Tire & Rubber Co. Ltd.	89,766
12,448	Toyota Boshoku Corp.	139,354
1,800	TPR Co. Ltd.	41,811
1,926	transcosmos, Inc.	35,409
4,696	Trend Micro, Inc.	153,943
1,656	Trusco Nakayama Corp.	43,710
2,574	TS Tech Co. Ltd.	61,259
9,856	TSI Holdings Co. Ltd.	61,279
7,108	Tsubakimoto Chain Co.	55,099
4,556	Tsumura & Co.	101,561
1,100	Tsuruha Holdings, Inc.	64,270
1,904	TV Asahi Corp.	29,586
14,422	UACJ Corp.	51,716
1,772	UKC Holdings Corp.	28,373
4,348	Ulvac, Inc.(a)	52,670
3,726	Unipres Corp.	72,988
1,244	United Arrows Ltd.	45,940
108,492	Unitika Ltd.(a)	47,421
10,482	Ushio, Inc.	108,275
7,486	USS Co. Ltd.	116,125
6,044	Valor Co. Ltd.	96,883
12,582	Wacoal Holdings Corp.	129,630
5,100	Wacom Co. Ltd.	19,289
2,674	Wakita & Co. Ltd.	26,214
1,966	Warabeya Nichiyo Co. Ltd.	34,180
2,000	WATAMI Co. Ltd.	23,157
1,500	Welcia Holdings Co. Ltd.	49,909
3,012	Xebio Co. Ltd.	46,454
22,652	Yahoo! Japan Corp.	80,218
3,140	Yakult Honsha Co. Ltd.	169,737
3,074	Yamato Kogyo Co. Ltd.	97,892
5,078	Yamazen Corp.	39,091
800	Yaoko Co. Ltd.	48,526
10,214	Yaskawa Electric Corp.	127,920
12,108	Yodogawa Steel Works Ltd.	46,767
2,418	Yokogawa Bridge Holdings Corp.	30,240
11,426	Yokogawa Electric Corp.	153,393

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
3,900	Yokohama Reito Co. Ltd.	$28,736
1,592	Yorozu Corp.	26,840
2,904	Yoshinoya Holdings Co. Ltd.	33,028
3,400	Yuasa Trading Co. Ltd.	63,266
6,030	Zensho Co. Ltd.	54,165
15,896	Zeon Corp.	144,490

		35,368,170

	Jersey Island—0.2%
5,256	Atrium European Real Estate Ltd.	27,520
57,369	Centamin PLC	46,992
1,967	Randgold Resources Ltd.	115,743

		190,255

	Luxembourg—0.0%
13,806	L’occitane International SA	32,578

	Macau—0.1%
12,426	MGM China Holdings Ltd.	39,897
23,270	Wynn Macau Ltd.	84,016

		123,913

	Mexico—0.1%
6,385	Fresnillo PLC	71,250

	Netherlands—1.3%
4,310	Aalberts Industries NV	114,723
2,992	Arcadis NV	91,936
2,380	ASM International NV	95,182
5,281	BinckBank NV	52,278
876	Brunel International NV	19,657
7,842	Corbion NV	126,500
2,854	Eurocommercial Properties NV	130,158
1,526	Gemalto NV(b)	116,647
2,170	Koninklijke Ten Cate NV	48,870
2,565	Koninklijke Vopak NV	128,419
9,801	Nieuwe Steen Investments Funds NV REIT	48,677
2,216	TKH Group NV CVA	67,134
10,883	TomTom NV(a)	78,839
6,783	USG People NV	67,902
1,764	Vastned Retail NV REIT	80,526
1,750	Wereldhave NV REIT	143,395

		1,410,843

	New Zealand—0.8%
57,277	Air New Zealand Ltd.	89,557
31,405	Auckland International Airport Ltd.	94,544
53,100	Chorus Ltd.(a)	87,157
10,458	Contact Energy Ltd.	50,439
18,150	Fisher & Paykel Healthcare Corp. Ltd.	78,925
17,894	Infratil Ltd.	39,880
29,757	Kiwi Income Property Trust REIT	27,893
26,081	Mighty River Power Ltd.	57,213
5,756	Ryman Healthcare Ltd.	33,985
22,854	Sky Network Television Ltd.	113,069
34,509	SKYCITY Entertainment Group Ltd.	104,962
7,985	Trade Me Ltd.	24,349
16,759	Z Energy Ltd.	53,972

		855,945

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Norway—0.8%
1,337	Aker ASA, Class A	$32,578
33,575	Archer Ltd.(a)	32,327
3,526	Atea ASA	38,519
6,259	Austevoll Seafood ASA	40,608
24,457	BW Offshore Ltd.	29,960
14,895	DNO ASA(a)	36,184
2,330	Fred Olsen Energy ASA	24,832
30,386	Golden Ocean Group Ltd.	36,930
18,465	Kvaerner ASA	24,397
1,151	Leroy Seafood Group ASA	43,476
5,061	Nordic Semiconductor ASA(a)	28,487
15,444	ProSafe SE	70,689
1,827	Schibsted ASA	96,587
4,546	SpareBank 1 Sr Bank ASA	39,056
6,514	Sparebanken 1 SMN	57,894
1,647	Stolt -Nielsen Ltd.	29,642
4,625	TGS Nopec Geophysical Co. ASA	107,901
80,644	Vard Holdings Ltd.(a)	42,972

		813,039

	Peru—0.0%
13,623	Hochschild Mining PLC(a)	21,566

	Portugal—0.4%
7,823	Altri SGPS SA	21,867
36,818	Banco BPI SA(a)	72,008
11,560	EDP Renovaveis SA	75,083
8,998	Mota-Engil SGPS SA	47,124
5,860	NOS SGPS	33,575
8,086	Portucel SA	30,048
2,099	Semapa-Sociedade de Investimento e Gestao SGPS SA	25,375
88,678	Sonae	118,771
10,574	Sonaecom SGPS SA(a)	20,256

		444,107

	Russia—0.1%
12,375	Polymetal International PLC	101,960
15,648	Polyus Gold International Ltd.(a)	46,815

		148,775

	Singapore—2.3%
38,062	Ascott Residence Trust REIT	36,715
44,218	Biosensors International Group Ltd.(a)	21,498
34,904	Cache Logistics Trust REIT	31,768
55,958	Cambridge Industrial Trust REIT	30,253
125,178	CapitaCommercial Trust REIT	162,619
27,896	CapitaRetail China Trust REIT	35,372
31,796	CDL Hospitality Trusts REIT	42,667
23,000	City Developments Ltd.	169,078
46,062	Ezra Holdings Ltd.	29,203
15,000	First Resources Ltd.	24,271
24,740	Frasers Centrepoint Trust REIT	37,432
146,336	Genting Singapore PLC	125,219
53,378	Keppel Land Ltd.	138,687
65,000	Keppel REIT	61,688
14,582	M1 Ltd.	39,589
59,808	Mapletree Commercial Trust REIT	66,531

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore (continued)
79,000	Mapletree Greater China Commercial Trust REIT(c)	$58,075
64,800	Mapletree Industrial Trust REIT	74,352
81,118	Mapletree Logistics Trust REIT	74,145
90,922	Neptune Orient Lines Ltd.(a)	59,059
72,318	Olam International Ltd.	119,827
19,266	OUE Ltd.	31,623
45,010	SATS Ltd.	108,542
7,948	SIA Engineering Co.	29,430
24,530	Singapore Exchange Ltd.	133,575
75,070	Singapore Post Ltd.	115,043
56,010	SMRT Corp. Ltd.	64,920
45,122	Starhill Global REIT	28,607
27,900	StarHub Ltd.	89,636
130,284	Suntec REIT	180,908
57,000	Swiber Holdings Ltd.	17,515
28,796	UOL Group Ltd.	144,484
8,530	Venture Corp. Ltd.	51,293
20,218	Wing Tai Holdings Ltd.	28,153

		2,461,777

	South Africa—0.0%
79,080	Aquarius Platinum Ltd.(a)	20,875

	South Korea—8.4%
90	Amorepacific Corp.	193,688
140	Amorepacific Group	154,969
18,010	Asiana Airlines(a)	67,660
5,300	Capro Corp.(a)	13,960
723	Celltrion, Inc.(a)	28,379
2,415	Cheil Worldwide, Inc.(a)	37,737
586	Chongkundang Holdings Corp.	43,098
658	CJ CheilJedang Corp.	240,732
1,532	CJ E&M Corp.(a)	48,093
1,890	CJ Hellovision Co. Ltd.	17,861
841	CJ Korea Express Co. Ltd.(a)	151,875
115	CJ O Shopping Co. Ltd.	28,257
1,663	Coway Co. Ltd.	126,974
4,160	Daeduck Electronics Co.	35,227
1,360	Daesang Corp.	52,874
16,020	Daewoo Engineering & Construction Co. Ltd.(a)	98,183
1,160	Daewoo Industrial Development Co. Ltd.(a)	1,943
3,919	Daewoo International Corp.	124,127
15,513	Daewoo Securities Co. Ltd.(a)	162,572
2,890	Daishin Securities Co. Ltd.	27,718
2,120	Daishin Securities Co. Ltd. (Preference Shares)	13,588
1,860	Daou Technology, Inc.	19,318
583	Daum Communications Corp.	79,644
7,466	DGB Financial Group, Inc.	106,534
301	Dong-A Socio Holdings Co. Ltd.	41,401
3,900	Dongbu HiTek Co. Ltd.(a)	19,487
9,430	Dongkuk Steel Mill Co. Ltd.	56,118
1,385	Doosan Corp.	143,848
4,690	Doosan Engine Co. Ltd.(a)	26,989
377	Fila Korea Ltd.	39,332
123	GS Home Shopping, Inc.	24,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
1,420	GS Retail Co. Ltd.	$33,084
428	Halla Holdings Corp.	28,394
1,470	Halla Visteon Climate Control Corp.	65,678
348	Hanil Cement Co. Ltd.	44,773
1,172	Hanil E-Hwa Co. Ltd.(a)	19,630
7,779	Hanjin Heavy Industries & Construction Co. Ltd.(a)	31,481
26,958	Hanjin Shipping Co. Ltd.(a)	127,383
2,173	Hanjin Transportation Co. Ltd.	108,982
2,612	Hankook Tire Co. Ltd.	134,421
2,970	Hankook Tire Worldwide Co. Ltd.	60,304
7,310	Hansol Paper Co.	67,852
8,991	Hanwha Chemical Corp.	102,215
9,330	Hanwha General Insurance Co. Ltd.(a)	47,055
15,810	Hanwha Life Insurance Co. Ltd.	121,453
2,407	Hite Jinro Co. Ltd.	59,571
1,012	Hotel Shilla Co. Ltd.	95,165
1,260	Huchems Fine Chemical Corp.	27,411
1,840	Hyundai Corp.	63,013
906	Hyundai Department Store Co. Ltd.	114,868
5,308	Hyundai Development Co.-Engineering & Construction	200,404
517	Hyundai Glovis Co. Ltd.	128,678
2,900	Hyundai Greenfood Co. Ltd.	49,250
203	Hyundai Home Shopping Network Corp.	25,833
2,055	Hyundai Hysco Co. Ltd.	133,830
7,040	Hyundai Merchant Marine Co. Ltd.(a)	75,753
852	Hyundai Mipo Dockyard Co. Ltd.	60,508
17,163	Hyundai Securities Co. Ltd.(a)	111,451
9,870	Hyundai Securities Co. Ltd. (Preference Shares)	64,093
881	Hyundai Wia Corp.	152,091
1,310	iMarketKorea, Inc.	32,299
5,017	Kangwon Land, Inc.	164,303
312	KCC Corp.	172,826
1,770	Kolon Corp.	42,646
2,046	Kolon Industries, Inc.	104,336
1,450	Korea Aerospace Industries Ltd.	56,034
2,724	Korea Investment Holdings Co. Ltd.	137,891
1,229	Korea Line Corp.(a)	34,269
542	Korea Zinc Co. Ltd.	204,125
9,630	Korean Reinsurance Co.	102,722
1,759	Kumho Petro Chemical Co. Ltd.	127,226
12,577	Kumho Tire Co., Inc.(a)	125,919
2,760	LF Corp.	86,901
351	LG Hausys Ltd.	52,384
235	LG Household & Health Care Ltd.	136,990
839	LG Innotek Co. Ltd.(a)	66,336
4,900	LIG Insurance Co. Ltd.	127,689
42	Lotte Chilsung Beverage Co. Ltd.	66,690
40	Lotte Confectionery Co. Ltd.	71,936
859	Lotte Himart Co. Ltd.	53,128
467	Mando Corp.(a)	88,049
6,045	Meritz Fire & Marine Insurance Co. Ltd.	72,400
15,630	Meritz Securities Co. Ltd.	63,545
2,007	Mirae Asset Securities Co. Ltd.	86,291
222	Naver Corp.	156,623

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
262	NCSoft Corp.	$36,037
367	NHN Entertainment Corp.(a)	28,502
231	Nong Shim Co. Ltd.	57,711
78	Orion Corp/Republic of Korea	60,212
126	Ottogi Corp.	66,848
6,290	Pan Ocean Co. Ltd.(a)	20,982
4,092	Poongsan Corp.	101,273
670	S1 Corp.	46,642
277	Samchully Co. Ltd.	39,137
4,482	Samsung Card Co. Ltd.	192,913
1,489	Samsung Fine Chemicals Co. Ltd.	41,519
4,369	Samsung Securities Co., Ltd.	195,408
2,246	Samsung Techwin Co. Ltd.	68,931
1,753	Seah Besteel Corp.	52,406
537	Seoyeon Co. Ltd.	7,688
17,856	SK Broadband Co. Ltd.(a)	75,602
2,992	SK Chemicals Co. Ltd.	170,775
2,000	SKC Co. Ltd.	51,463
6,220	STX Engine Co. Ltd.(a)	18,385
4,293	Sungwoo Hitech Co. Ltd.	61,861
21,662	Taihan Electric Wire Co. Ltd.(a)	39,727
2,770	Toray Chemical Korea, Inc.(a)	33,305
11,732	Woori Investment & Securities Co. Ltd.	128,437
25	Young Poong Corp.	27,860
1,130	Youngone Corp.	67,563
46,149	Yuanta Securities Korea(a)	131,918
239	Yuhan Corp.	39,471
1,622	Zyle Motor Sales Corp.(a)	0

		8,877,723

	Spain—1.4%
6,630	Acerinox SA	98,310
2,818	Almirall SA(a)	46,252
1,672	Atresmedia Corp. de Medios de Comunicacion SA	24,489
3,758	Bolsas y Mercados Espanoles	142,759
120	Construcciones y Auxiliar de Ferrocarriles SA	39,925
6,888	Duro Felguera SA	31,154
6,355	Ebro Foods SA	113,620
12,842	Ence Energia y Celulosa SA	27,755
1,879	Grifols SA	76,617
2,237	Grupo Catalana Occidente SA	67,350
74,120	Liberbank SA(a)	63,148
9,794	Mediaset Espana Comunicacion SA(a)	122,599
3,475	Melia Hotels International SA	34,700
10,651	NH Hoteles SA(a)	48,574
3,379	Obrascon Huarte Lain SA	98,493
164,304	Promotora de Informaciones SA, Class A(a)	46,318
12,460	Prosegur Cia de Seguridad SA	73,060
13,350	Sacyr Vallehermoso SA(a)	58,425
2,048	Tecnicas Reunidas SA	100,713
1,932	Viscofan SA	113,381
8,074	Zardoya Otis SA	93,977

		1,521,619

	Sweden—2.2%
1,018	AAK AB	55,066

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Sweden (continued)
2,206	AF AB, Class B	$33,312
866	Avanza Bank Holding AB	27,442
1,055	Axfood AB	64,795
852	Axis Communications AB(b)	23,176
1,584	Betsson AB	55,759
6,281	BillerudKorsnas AB	91,411
8,236	Castellum AB	125,984
9,099	Elekta AB, Class B(b)	92,954
10,186	Eniro AB(a)(b)	11,149
7,033	Fabege AB	89,953
2,072	Fastighets AB Balder, Class B(a)	26,879
161	Fastighets AB Balder (Preference Shares)	7,571
3,270	Haldex AB	39,990
545	Hexpol AB	48,091
4,595	Holmen AB, Class B	151,506
4,634	Hufvudstaden AB, Class A	59,896
26,468	Husqvarna AB, Class B	196,357
858	ICA Gruppen AB	34,203
861	Indutrade AB	34,672
1,396	Intrum Justitia AB	41,388
2,436	JM AB	78,377
3,108	Klovern AB	15,749
722	Klovern AB (Preference Shares)	15,854
11,258	Kungsleden AB	69,828
1,652	LE Lundbergfortagen AB, Class B	69,181
3,164	Lindab International AB(a)	28,924
3,383	Loomis AB, Class B	92,801
5,129	Lundin Petroleum AB(a)	72,566
2,751	Modern Times Group AB, Class B	84,720
1,552	NIBE Industrier AB, Class B	41,106
3,787	Nobia AB	30,704
22,209	Peab AB	150,056
4,341	Rezidor Hotel Group AB(a)	19,006
3,431	Saab AB, Class B	92,495
39,918	SAS AB(a)(b)	61,224
3,258	Wallenstam AB, Class B	48,956
2,996	Wihlborgs Fastigheter AB	52,327

		2,335,428

	Switzerland—2.9%
1,686	Actelion Ltd.	200,404
1,558	AFG Arbonia-Forster Holding AG	37,960
379	Allreal Holding AG	50,129
487	Alpiq Holding AG	48,956
1,354	Ascom Holding AG	19,836
398	Autoneum Holding AG	66,164
159	Banque Cantonale Vaudoise	85,080
67	Barry Callebaut AG	70,101
281	Bucher Industries AG	71,239
80	Burckhardt Compression Holding AG	34,204
208	Daetwyler Holding AG	26,323
1,670	DKSH Holding AG	123,196
948	Dufry Group(a)	136,421
114	Emmi AG	40,154
192	EMS-Chemie Holding AG	68,974
137	Flughafen Zuerich AG	87,186
59	Forbo Holding AG	61,210

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
155	Galenica AG	$132,542
6,741	GAM Holding AG	114,866
2,439	Gategroup Holding AG	54,864
559	Implenia AG	30,086
167	Kaba Holding AG, Class B	79,513
2,518	Kudelski SA	32,049
230	Kuoni Reisen Holding AG, Class B	62,611
5,127	Logitech International SA(a)	72,448
3,621	Meyer Burger Technology AG(a)(b)	30,437
298	Mobimo Holding AG	58,674
6,037	Nobel Biocare Holding AG	106,633
5,762	OC Oerlikon Corp. AG	72,740
687	Panalpina Welttransport Holding AG	88,868
402	Partners Group Holding AG	106,823
1,810	PSP Swiss Property AG	155,151
287	Rieter Holding AG	52,870
63,241	Schmolz + Bickenbach AG(a)	76,222
42	Schweiter Technologies AG	30,242
234	Straumann Holding AG	57,573
2,104	Swiss Prime Site AG	159,803
260	Tecan Group AG	27,393
903	Valiant Holding AG	78,952
307	Valora Holding AG	63,540
1,115	Vontobel Holding AG	40,490

		3,012,927

	United Arab Emirates—0.0%
15,426	Lamprell PLC(a)	36,217

	United Kingdom—9.6%
46,646	Afren PLC(a)	57,649
10,896	African Barrick Gold PLC	35,910
7,692	Alent PLC	41,594
2,644	APR Energy PLC	15,344
9,467	ARM Holdings PLC	132,526
17,380	Ashmore Group PLC	88,588
11,582	Ashtead Group PLC	193,447
1,226	Aveva Group PLC	30,127
25,582	BBA Aviation PLC	144,760
25,135	Beazley PLC	105,356
4,706	Bellway PLC	131,680
6,460	Berendsen PLC	104,384
3,040	Berkeley Group Holdings PLC (The)	110,889
2,213	Betfair Group PLC	42,840
4,315	Big Yellow Group PLC REIT	37,727
9,307	Bodycote PLC	92,912
58,914	Booker Group PLC	132,238
4,024	Bovis Homes Group PLC	54,206
7,839	Brewin Dolphin Holdings PLC	35,605
9,292	Britvic PLC	101,162
4,218	BTG PLC(a)	50,949
48,417	Cairn Energy PLC(a)	112,394
12,941	Capital & Counties Properties PLC	70,641
21,144	Chemring Group PLC	82,454
4,985	Chesnara PLC	27,475
7,202	Cineworld Group PLC	38,599
6,838	Close Brothers Group PLC	160,158
3,092	Countrywide PLC	22,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
5,086	Crest Nicholson Holdings PLC	$27,299
3,904	Croda International PLC	143,341
4,470	CSR PLC	59,928
8,869	Daily Mail & General Trust PLC NV, Class A	112,235
11,085	Dairy Crest Group PLC	73,863
8,465	De La Rue PLC	70,761
3,000	Dechra Pharmaceuticals PLC	36,381
2,917	Derwent London PLC REIT	138,649
7,297	Devro PLC	31,870
1,231	Dignity PLC	30,920
2,658	Diploma PLC	29,575
16,395	Dixons Carphone PLC	103,659
3,181	Domino Printing Sciences PLC	30,687
3,342	Domino’s Pizza Group PLC	33,978
1,855	Dunelm Group PLC	25,033
6,086	easyJet PLC	146,050
30,525	Electrocomponents PLC	111,735
15,105	Elementis PLC	63,773
46,978	Enquest PLC(a)	52,159
41,273	Enterprise Inns PLC(a)	84,453
8,660	Entertainment One Ltd.	43,393
4,995	Essentra PLC	54,860
6,943	eSure Group PLC	27,036
81,821	Evraz PLC	169,124
9,786	Fenner PLC	48,221
13,668	Ferrexpo PLC	18,401
995	Fidessa Group PLC	37,265
4,281	Galliford Try PLC	83,831
5,506	Genel Energy PLC(a)	61,882
2,143	Genus PLC	42,342
2,638	Go-Ahead Group PLC	103,822
10,107	Grainger PLC	30,561
9,088	Great Portland Estates PLC REIT	99,813
8,138	Greggs PLC	78,768
15,852	Halfords Group PLC	125,714
10,939	Halma PLC	109,030
24,000	Hansteen Holdings PLC REIT	40,700
1,997	Hargreaves Lansdown PLC	31,741
35,678	Henderson Group PLC	120,323
2,353	Hikma Pharmaceuticals PLC	71,336
9,598	HomeServe PLC	52,976
9,410	Howden Joinery Group PLC	51,532
6,607	Hunting PLC	77,744
15,100	IG Group Holdings PLC	145,188
10,615	International Personal Finance PLC	82,500
6,832	Interserve PLC	69,243
7,456	ITE Group PLC	20,308
2,802	J D Wetherspoon PLC	37,767
3,012	Jardine Lloyd Thompson Group PLC	45,899
10,515	Jupiter Fund Management PLC	60,157
3,189	Keller Group PLC	42,550
3,074	Kier Group PLC	73,277
14,653	Laird PLC	73,844
5,411	London Stock Exchange Group PLC	174,434
18,011	Londonmetric Property PLC REIT	42,473
29,093	Lonmin PLC(a)	81,267
44,758	Marston’s PLC	107,982

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
10,868	Michael Page International PLC	$67,549
5,224	Micro Focus International PLC	82,908
13,234	Mitchells & Butlers PLC(a)	80,455
25,540	Mitie Group PLC	122,948
12,596	Moneysupermarket .com Group PLC	40,303
14,384	Morgan Advanced MaterialsPLC	65,010
10,178	Mothercare PLC(a)	28,496
5,961	N Brown Group PLC	31,967
19,982	National Express Group PLC	79,601
11,009	Northgate PLC	86,302
2,760	Ocado Group PLC(a)	10,982
7,367	Ophir Energy PLC(a)	21,840
1,133	Oxford Instruments PLC	19,576
12,352	Pace PLC	68,473
12,894	Paragon Group of Cos. PLC	74,469
5,356	Partnership Assurance Group PLC	8,954
10,425	Petra Diamonds Ltd.(a)	27,686
10,051	Phoenix Group Holdings	121,083
3,560	Playtech PLC	40,210
22,299	Premier Farnell PLC	67,497
52,519	Premier Foods PLC(a)	27,727
27,979	Premier Oil PLC	115,442
37,820	QinetiQ Group PLC	122,162
5,677	Redrow PLC	26,239
21,423	Regus PLC	67,622
838	Renishaw PLC	23,837
6,030	Restaurant Group PLC	65,263
651	Rightmove PLC	21,976
1,980	Rotork PLC	80,935
5,695	RPC Group PLC	49,610
7,250	RPS Group PLC	27,188
23,497	Salamander Energy PLC(a)	39,847
4,162	Savills PLC	42,881
14,033	Senior PLC	60,056
8,510	Shaftesbury PLC REIT	97,481
18,355	Shanks Group PLC	28,558
43,098	SIG PLC	100,943
6,233	Soco International PLC	32,758
3,528	Spectris PLC	101,710
26,888	Speedy Hire PLC	26,670
2,605	Spirax-Sarco Engineering PLC	118,777
30,551	Spirent Communications PLC	36,682
31,750	Spirit Pub Co. PLC	53,970
3,321	Sports Direct International PLC(a)	34,243
11,039	St. James’s Place PLC	131,572
4,323	St. Modwen Properties PLC	25,078
23,624	Stagecoach Group PLC	146,266
7,780	SVG Capital PLC(a)	53,148
2,240	Synergy Health PLC	66,943
9,787	Synthomer PLC	31,832
25,319	TalkTalk Telecom Group PLC	121,560
3,995	Telecity Group PLC	49,246
954	Telecom Plus PLC	21,551
10,758	Tullett Prebon PLC	48,897
12,823	UBM PLC	116,730
2,859	Ultra Electronics Holdings PLC	79,816
4,762	UNITE Group PLC (The)	32,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
12,230	Vesuvius PLC	$83,391
1,885	Victrex PLC	51,086
5,584	WH Smith PLC	100,503
3,401	Workspace Group PLC REIT	35,721
3,688	WS Atkins PLC	80,066

		10,122,746

	United States—0.3%
19,311	Alacer Gold Corp.	32,030
7,119	Argonaut Gold, Inc.(a)	15,154
36,096	Atlantic Power Corp.(b)	80,679
138,145	Boart Longyear Ltd.(a)	29,143
31,110	Samsonite International SA	103,296
35,162	Thompson Creek Metals Co., Inc.(a)	66,429

		326,731

	Total Common Stocks and Other Equity Interests (Cost $101,110,135)	105,800,931

	Rights—0.0%
	Austria—0.0%
24,553	Immofinanz AG, expiring 12/31/49(a) (Cost $0)	0

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $101,110,135)—99.9%	105,800,931

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.3%
1,347,563	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $1,347,563)	1,347,563

	Total Investments (Cost $102,457,698)—101.2%	107,148,494
	Other assets less liabilities—(1.2%)	(1,233,924)

	Net Assets—100.0%	$105,914,570

Investment Abbreviations:

CVA—Dutch	Certificates
REIT—Real	Estate Investment Trust
RSP—Registered	Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2014.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $58,075, which represented 0.05% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of October 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$1,280,303	$(1,280,303)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Schedule of Investments

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Brazil—19.5%
14,000	AES Tiete SA	$85,308
21,300	AES Tiete SA (Preference Shares)	162,434
85,900	All-America Latina Logistica SA	237,731
262,750	Ambev SA	1,756,343
95,290	Banco Bradesco SA	1,416,853
388,443	Banco Bradesco SA (Preference Shares)	5,908,697
419,358	Banco do Brasil SA	4,739,774
50,800	Banco do Estado do Rio Grande do SUL SA (Preference Shares), Class B	306,442
396,784	Banco Santander Brasil SA	2,159,028
267,885	BM&FBOVESPA SA	1,190,139
48,100	BR Malls Participacoes SA	390,140
42,909	Braskem SA (Preference Shares), Class A	317,080
78,900	BRF SA	2,073,921
75,700	CCR SA	569,266
200,110	Centrais Eletricas Brasileiras SA	507,320
151,700	Centrais Eletricas Brasileiras SA (Preference Shares), Class B	579,978
17,979	Cia Brasileira de Distribuicao (Preference Shares), Class A	761,384
69,092	Cia de Saneamento Basico do Estado de Sao Paulo	546,045
31,080	Cia Energetica de Minas Gerais	190,145
279,923	Cia Energetica de Minas Gerais (Preference Shares)	1,623,552
38,021	Cia Energetica de Sao Paulo (Preference Shares), Class B	378,591
41,508	Cia Paranaense de Energia (Preference Shares), Class B	585,540
249,682	Cia Siderurgica Nacional SA	839,584
46,484	Cielo SA	770,928
19,200	Cosan Logistica SA(a)	32,477
19,200	Cosan SA Industria e Comercio	270,691
80,200	CPFL Energia SA	608,009
48,300	Cyrela Brazil Realty SA Empreendimentos E Participacoes	242,538
88,241	EDP—Energias do Brasil SA	347,792
101,100	Eletropaulo Metropolitana SA (Preference Shares)	285,566
89,467	Embraer SA	874,814
30,355	Fibria Celulose SA(a)	371,295
33,613	Gerdau SA	125,769
224,017	Gerdau SA (Preference Shares)	1,012,594
537,315	Itau Unibanco Holding SA (Preference Shares)	8,048,392
296,276	Itausa—Investimentos Itau SA (Preference Shares)	1,194,306
157,082	JBS SA	707,476
39,004	Light SA	323,516
11,275	Lojas Americanas SA	55,836
11,400	Lojas Renner SA	344,772
253,100	Marfrig Global Foods SA(a)	624,123
73,570	Metalurgica Gerdau SA (Preference Shares)	401,817
24,200	Natura Cosmeticos SA	355,092
109,222	Oi SA(a)	60,989
499,489	Oi SA (Preference Shares)(a)	264,662

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Brazil (continued)
510,400	PDG Realty SA Empreendimentos e Participacoes(a)	$253,801
1,384,562	Petroleo Brasileiro SA	8,267,474
1,611,947	Petroleo Brasileiro SA (Preference Shares)	10,039,149
47,975	Souza Cruz SA	391,473
71,043	Telefonica Brasil SA (Preference Shares)	1,465,482
106,866	Tim Participacoes SA	586,719
30,654	Tractebel Energia SA	421,681
47,296	Ultrapar Participacoes SA	1,041,940
38,784	Usinas Siderurgicas de Minas Gerais SA(a)	104,332
127,232	Usinas Siderurgicas de Minas Gerais SA (Preference Shares), Class A(a)	295,593
329,523	Vale SA	3,357,751
511,927	Vale SA (Preference Shares)	4,496,536

		75,370,680

	Chile—1.2%
2,873,047	Banco de Chile	350,048
10,184,794	Banco Santander Chile	539,139
152,411	Cencosud SA	431,321
21,595,137	Corpbanca SA	289,001
455,209	Empresa Nacional de Electricidad SA	709,375
30,835	Empresas COPEC SA	372,867
3,599,498	Enersis SA	1,145,182
19,797	Entel Chile SA	213,056
40,552	LATAM Airlines Group SA(a)	485,241
33,331	S.A.C.I. Falabella	243,233

		4,778,463

	China—23.4%
359,930	Agile Property Holdings Ltd.	202,818
4,358,479	Agricultural Bank of China Ltd., H-Shares	2,023,226
794,237	Aluminum Corp. of China Ltd., H-Shares(a)	352,302
397,545	Angang Steel Co. Ltd., H-Shares	292,705
108,090	Anhui Conch Cement Co. Ltd., H-Shares	354,019
17,094,483	Bank of China Ltd., H-Shares	8,177,807
1,666,918	Bank of Communications Co. Ltd., H-Shares	1,248,813
32,400	Beijing Enterprises Holdings Ltd.	264,457
451,969	Belle International Holdings Ltd.	575,218
1,300,409	China CITIC Bank Corp. Ltd., H-Shares	846,795
1,099,674	China Coal Energy Co. Ltd., H-Shares	673,542
1,548,104	China Communications Construction Co. Ltd., H-Shares	1,187,747
538,126	China Communications Services Corp. Ltd., H-Shares	252,576
14,349,971	China Construction Bank Corp., H-Shares	10,695,125
542,702	China COSCO Holdings Co. Ltd., H-Shares(a)	243,527
769,689	China Life Insurance Co. Ltd., H-Shares	2,302,556
621,917	China Merchants Bank Co. Ltd., H-Shares	1,151,579
114,855	China Merchants Holdings International Co. Ltd.	362,847
792,970	China Minsheng Banking Corp. Ltd., H-Shares	794,483
850,786	China Mobile Ltd.	10,586,555
708,012	China National Building Material Co. Ltd., H-Shares	656,412
106,662	China Oilfield Services Ltd., H-Shares	222,533
344,941	China Overseas Land & Investment Ltd.	1,000,770

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
233,079	China Pacific Insurance (Group) Co. Ltd., H-Shares	$871,582
7,535,008	China Petroleum & Chemical Corp. (Sinopec), H-Shares	6,529,200
839,642	China Railway Construction Corp. Ltd., H-Shares	881,304
1,733,695	China Railway Group Ltd., H-Shares	1,068,581
169,825	China Resources Enterprise Ltd.	403,803
170,351	China Resources Land Ltd.	405,054
224,463	China Resources Power Holdings Co. Ltd.	652,677
665,838	China Shenhua Energy Co. Ltd., H-Shares	1,875,975
3,660,789	China Telecom Corp. Ltd., H-Shares	2,331,893
928,348	China Unicom (Hong Kong) Ltd.	1,395,778
186,904	China Vanke Co. Ltd., H-Shares(a)	348,493
457,258	China Yurun Food Group Ltd.(a)	195,752
359,765	CITIC Ltd.	629,978
2,599,571	CNOOC Ltd.	4,082,780
219,223	COSCO Pacific Ltd.	288,332
570,701	Country Garden Holdings Co. Ltd.	224,448
651,726	Datang International Power Generation Co. Ltd., H-Shares	342,032
504,960	Dongfeng Motor Group Co. Ltd., H-Shares	780,047
822,688	Evergrande Real Estate Group Ltd.	316,125
2,231,841	GOME Electrical Appliances Holding Ltd.	351,099
228,009	Guangzhou R&F Properties Co. Ltd., H-Shares	248,437
32,471	Hengan International Group Co. Ltd.	342,287
635,061	Huaneng Power International, Inc., H-Shares	779,578
14,585,488	Industrial & Commercial Bank of China Ltd., H-Shares	9,648,179
281,342	Jiangxi Copper Co. Ltd., H-Shares	499,909
180,919	Kunlun Energy Co. Ltd.	239,819
815,723	Lenovo Group Ltd.	1,201,201
3,893,235	PetroChina Co. Ltd., H-Shares	4,874,576
272,312	PICC Property & Casualty Co. Ltd., H-Shares	499,314
153,868	Ping An Insurance (Group) Co. of China Ltd., H-Shares	1,256,904
79,717	Shanghai Industrial Holdings Ltd.	245,672
166,030	Shimao Property Holdings Ltd.	357,100
111,052	Sinopharm Group Co. Ltd., H-Shares	433,886
37,591	Tencent Holdings Ltd.	599,114
68,362	Weichai Power Co. Ltd., H-Shares	262,246
611,981	Yanzhou Coal Mining Co. Ltd., H-Shares	514,509

		90,446,076

	Hong Kong—0.1%
476,091	Skyworth Digital Holdings Ltd.	260,907

	India—7.6%
51,271	Axis Bank Ltd. GDR(b)	1,805,252
16,253	Gail India Ltd. GDR(b)	861,409
33,295	HDFC Bank Ltd. ADR	1,745,657
66,593	ICICI Bank Ltd. ADR	3,753,181
50,963	Infosys Ltd. ADR	3,407,386
39,952	Larsen & Toubro Ltd. GDR(b)	1,090,690
62,146	Mahindra & Mahindra Ltd. GDR(b)	1,336,139
238,067	Reliance Industries Ltd. GDR(b)	7,713,371
40,109	State Bank of India GDR(b)	3,521,570
44,496	Tata Motors Ltd. ADR	2,095,762

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	India (continued)
185,639	Tata Steel Ltd. GDR(b)	$1,485,112
41,580	Wipro Ltd. ADR	507,276

		29,322,805

	Indonesia—1.7%
3,378,713	PT Adaro Energy Tbk	317,322
1,610,205	PT Astra International Tbk	902,701
673,702	PT Bank Central Asia Tbk	727,498
782,730	PT Bank Mandiri Persero Tbk	670,356
795,310	PT Bank Negara Indonesia (Persero) Tbk	391,568
853,562	PT Bank Rakyat Indonesia (Persero) Tbk	782,226
534,941	PT Indofood Sukses Makmur Tbk	302,108
1,004,674	PT Perusahaan Gas Negara Persero Tbk	494,647
235,311	PT Semen Indonesia (Persero) Tbk	309,107
6,295,382	PT Telekomunikasi Indonesia Persero Tbk	1,432,544
184,900	PT United Tractors Tbk	281,137

		6,611,214

	Malaysia—2.6%
171,200	AMMB Holdings Bhd	352,888
488,900	Axiata Group Bhd	1,047,882
486,300	CIMB Group Holdings Bhd	959,516
317,400	DiGi.Com Bhd	597,311
149,400	Genting Bhd	442,852
231,000	Genting Malaysia Bhd	301,984
421,500	IOI Corp. Bhd	626,628
37,400	Kuala Lumpur Kepong Bhd	261,518
431,700	Malayan Banking Bhd	1,273,083
242,600	Maxis Bhd	497,111
126,800	MISC Bhd	264,452
223,000	Petronas Chemicals Group Bhd	416,949
86,800	Public Bank Bhd	489,252
347,800	Sime Darby Bhd	1,023,548
145,500	Telekom Malaysia Bhd	318,492
132,600	Tenaga Nasional Bhd	538,583
86,100	UMW Holdings Bhd	305,738
738,300	YTL Power International Bhd	356,889

		10,074,676

	Mexico—4.6%
249,139	Alfa SAB de CV, Class A	792,897
4,597,411	America Movil SAB de CV, Series L	5,602,316
2,067,816	Cemex SAB de CV, Series CPO(a)	2,544,339
30,694	Coca-Cola Femsa SAB de CV, Series L	323,424
177,744	Empresas ICA SAB de CV(a)	315,995
153,338	Fomento Economico Mexicano SAB de CV	1,473,002
139,992	Grupo Bimbo SAB de CV, Series A	408,983
126,250	Grupo Financiero Banorte SAB de CV, Class O	808,931
105,892	Grupo Financiero Inbursa SAB de CV, Class O	317,608
285,666	Grupo Financiero Santander Mexico SAB de CV, Class B	760,200
359,823	Grupo Mexico SAB de CV, Series B	1,234,824
189,556	Grupo Televisa SAB, Series CPO	1,368,221
10,952	Industrias Penoles SAB de CV	245,490
97,962	Mexichem SAB de CV	400,264
452,713	Wal-Mart de Mexico SAB de CV, Series V	1,045,247

		17,641,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Poland—1.9%
11,138	Bank Pekao SA	$583,299
50,797	KGHM Polska Miedz SA	1,962,330
191,404	Orange Polska SA	574,906
135,550	PGE SA	890,875
70,049	Polski Koncern Naftowy Orlen SA	873,477
230,854	Polskie Gornictwo Naftowe i Gazownictwo SA	345,327
87,782	Powszechna Kasa Oszczednosci Bank Polski SA	977,647
7,242	Powszechny Zaklad Ubezpieczen SA	1,087,614
141,985	Tauron Polska Energia SA	222,102

		7,517,577

	Russia—9.8%
176,545	Federal Hydrogenerating Co. (RUSHYDRO) JSC ADR	294,124
2,343,343	Gazprom OAO ADR	15,531,677
153,093	LUKOIL OAO ADR	7,516,866
8,424	Magnit PJSC GDR(b)	564,408
111,258	Mechel ADR(a)	100,132
8,847	MegaFon OAO GDR(b)	207,020
78,694	MMC Norilsk Nickel OJSC ADR	1,464,495
94,935	Mobile TeleSystems OJSC ADR	1,357,571
3,736	NovaTek OAO GDR(b)	401,246
18,341	Novolipetsk Steel OJSC GDR(b)	234,765
235,768	Rosneft Oil Co. OAO GDR(b)	1,313,228
42,027	Rostelecom OJSC ADR	623,260
392,374	Sberbank of Russia ADR	2,978,119
63,459	Severstal OAO GDR(b)	670,762
40,100	Sistema JSFC GDR(b)	323,808
189,381	Surgutneftegas OAO ADR	1,246,127
37,599	Tatneft ADR	1,339,652
26,961	Uralkali OJSC GDR(b)	481,793
693,310	VTB Bank OJSC GDR(b)	1,309,663

		37,958,716

	South Africa—8.3%
379,526	African Bank Investments Ltd.	10,650
7,457	Anglo American Platinum Ltd.(a)	234,882
55,967	AngloGold Ashanti Ltd.(a)	473,695
10,125	Aspen Pharmacare Holdings Ltd.	360,603
64,413	Barclays Africa Group Ltd.	1,015,495
34,111	Barloworld Ltd.	295,719
49,902	Bidvest Group Ltd. (The)	1,370,396
18,461	Exxaro Resources Ltd.	192,180
382,730	FirstRand Ltd.	1,635,273
40,685	Foschini Group Ltd. (The)	459,037
327,052	Gold Fields Ltd.	1,077,640
234,857	Growthpoint Properties Ltd. REIT	568,700
107,422	Harmony Gold Mining Co. Ltd.(a)	175,034
113,467	Impala Platinum Holdings Ltd.(a)	824,682
40,731	Imperial Holdings Ltd.	700,358
36,369	Investec Ltd.	331,525
12,699	Kumba Iron Ore Ltd.	316,642
22,735	Massmart Holdings Ltd.	245,172
134,724	MMI Holdings Ltd.	343,792
13,979	Mondi Ltd.	233,367
239,474	MTN Group Ltd.	5,289,369

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Africa (continued)
68,634	Nampak Ltd.	$279,394
7,421	Naspers Ltd., Class N	922,093
34,205	Nedbank Group Ltd.	743,859
170,118	Netcare Ltd.	513,572
39,929	Remgro Ltd.	914,387
235,676	Sanlam Ltd.	1,485,909
87,569	Sappi Ltd.(a)	345,377
76,359	Sasol Ltd.	3,796,107
49,217	Shoprite Holdings Ltd.	711,858
187,955	Sibanye Gold Ltd.	357,297
31,161	Spar Group Ltd. (The)	363,851
176,243	Standard Bank Group Ltd.	2,213,607
216,846	Steinhoff International Holdings Ltd.	1,107,098
20,034	Tiger Brands Ltd.	601,383
48,156	Truworths International Ltd.	329,119
50,170	Vodacom Group Ltd.	607,790
90,969	Woolworths Holdings Ltd.	645,520

		32,092,432

	Taiwan—14.0%
1,115,331	Acer, Inc.(a)	764,541
732,811	Advanced Semiconductor Engineering, Inc.	875,764
262,293	Asia Cement Corp.	338,036
158,738	Asustek Computer, Inc.	1,617,832
3,608,000	AU Optronics Corp.	1,708,125
51,000	Catcher Technology Co. Ltd.	429,241
716,440	Cathay Financial Holding Co. Ltd.	1,177,716
126,894	Cheng Shin Rubber Industry Co. Ltd.	296,203
1,632,081	China Development Financial Holding Corp.	523,700
407,700	China Life Insurance Co. Ltd.	355,204
1,046,360	China Steel Corp.	901,308
591,000	Chunghwa Telecom Co. Ltd.	1,801,184
1,160,054	Compal Electronics, Inc.	856,220
1,424,209	CTBC Financial Holding Co. Ltd.	997,342
163,000	Delta Electronics, Inc.	975,326
466,163	E.Sun Financial Holding Co. Ltd.	295,025
255,728	Far Eastern New Century Corp.	268,621
220,000	Far EasTone Telecommunications Co. Ltd.	486,775
501,228	First Financial Holding Co. Ltd.	308,154
268,920	Formosa Chemicals & Fibre Corp.	625,961
97,000	Formosa Petrochemical Corp.	227,380
306,280	Formosa Plastics Corp.	706,881
165,232	Foxconn Technology Co. Ltd.	440,017
896,928	Fubon Financial Holding Co. Ltd.	1,515,694
2,421,282	Hon Hai Precision Industry Co. Ltd.	7,642,006
27,000	Hotai Motor Co. Ltd.	395,016
391,233	HTC Corp.(a)	1,730,010
3,002,490	Innolux Corp.	1,367,169
666,000	Inventec Corp.	462,006
337,859	Lite-On Technology Corp.	473,190
101,091	MediaTek, Inc.	1,439,101
1,028,640	Mega Financial Holding Co. Ltd.	852,226
409,940	Nan Ya Plastics Corp.	847,738
52,000	Novatek Microelectronics Corp.	268,407
611,106	Pegatron Corp.	1,109,038
234,740	Pou Chen Corp.	258,151
231,200	Powertech Technology, Inc.	387,658

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
50,000	President Chain Store Corp.	$374,797
473,000	Quanta Computer, Inc.	1,188,079
1,278,465	Shin Kong Financial Holding Co. Ltd.	387,955
466,000	Siliconware Precision Industries Co.	657,255
804,017	SinoPac Financial Holdings Co. Ltd.	348,923
306,000	Synnex Technology International Corp.	429,073
1,007,188	Taishin Financial Holding Co. Ltd.	480,142
460,089	Taiwan Cement Corp.	702,616
182,400	Taiwan Mobile Co. Ltd.	591,879
1,973,000	Taiwan Semiconductor Manufacturing Co. Ltd.	8,465,027
54,000	TPK Holding Co. Ltd.	317,788
436,000	Unimicron Technology Corp.	334,706
559,405	Uni-President Enterprises Corp.	960,036
2,770,000	United Microelectronics Corp.	1,220,324
757,000	Wintek Corp.(a)	48,282
995,219	Wistron Corp.	1,043,759
312,760	WPG Holdings Ltd.	380,455
1,129,438	Yuanta Financial Holding Co. Ltd.	568,126

		54,223,188

	Thailand—2.4%
109,684	Advanced Info Service PCL NVDR	804,866
70,105	Bangkok Bank PCL NVDR	426,183
361,968	Banpu PCL NVDR	313,957
433,852	Charoen Pokphand Foods PCL NVDR	416,269
232,378	CP All PCL NVDR	324,630
2,962,406	IRPC PCL NVDR	311,066
106,518	Kasikornbank PCL NVDR	771,822
495,307	Krung Thai Bank PCL NVDR	354,334
171,582	PTT Exploration & Production PCL NVDR	771,777
310,840	PTT Global Chemical PCL NVDR	591,713
225,618	PTT PCL NVDR	2,549,199
29,488	Siam Cement PCL (The) NVDR	407,418
142,076	Siam Commercial Bank PCL (The) NVDR	774,286
253,127	Thai Oil PCL NVDR	347,787
97,658	Total Access Communication PCL NVDR	310,335

		9,475,642

	Turkey—2.8%
332,263	Akbank TAS	1,201,726
15,837	BIM Birlesik Magazalar AS	362,364
272,363	Eregli Demir ve Celik Fabrikalari TAS	567,985
193,188	Haci Omer Sabanci Holding AS	883,190
200,602	Koc Holding AS	1,025,508
47,441	Tupras Turkiye Petrol Rafinerileri AS	1,031,001
84,114	Turk Hava Yollari AO(a)	276,187
164,116	Turk Telekomunikasyon AS	472,345
131,957	Turkcell Iletisim Hizmetleri AS(a)	766,708
399,112	Turkiye Garanti Bankasi AS	1,560,351
132,432	Turkiye Halk Bankasi AS	885,783
382,523	Turkiye Is Bankasi, Class C	957,944
272,745	Turkiye Vakiflar Bankasi TAO, Class D	587,209

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Turkey (continued)
183,388	Yapi ve Kredi Bankasi AS	$402,261

		10,980,562

	Total Investments (Cost $407,338,949)—99.9%	386,754,679
	Other assets less liabilities—0.1%	445,734

	Net Assets—100.0%	$387,200,413

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $23,320,236, which represented 6.02% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Schedule of Investments

PowerShares Global Agriculture Portfolio (PAGG)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—1.7%
78,156	GrainCorp Ltd., Class A	$601,805
75,513	Nufarm Ltd.	328,561

		930,366

	Brazil—0.3%
20,838	SLC Agricola SA	143,453

	Canada—12.3%
24,387	Agrium, Inc.	2,385,165
131,317	Potash Corp. of Saskatchewan, Inc.(a)	4,480,700

		6,865,865

	China—1.5%
896,202	China Agri-Industries Holdings Ltd.	342,062
301,323	China BlueChemical Ltd., H-Shares	106,849
906,229	China Modern Dairy Holdings Ltd.(b)	399,642

		848,553

	Denmark—0.4%
3,842	Auriga Industries A/S, Class B(b)	198,216

	Germany—3.7%
74,114	K+S AG	2,067,471

	Indonesia—4.8%
2,739,878	Golden Agri-Resources Ltd.	1,108,313
141,115	PT Astra Agro Lestari Tbk	274,407
3,149,965	PT Charoen Pokphand Indonesia Tbk	1,094,733
1,194,102	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	192,183

		2,669,636

	Israel—3.2%
189,900	Israel Chemicals Ltd.	1,278,351
984	Israel Corp. Ltd. (The)(b)	482,595

		1,760,946

	Japan—0.9%
8,347	Hokuto Corp.	151,743
18,744	Kumiai Chemical Industry Co. Ltd.	113,863
20,833	Nihon Nohyaku Co. Ltd.	207,206

		472,812

	Malaysia—9.7%
793,300	Felda Global Ventures Holdings Bhd	882,717
147,500	Genting Plantations Bhd	474,440
1,523,390	IOI Corp. Bhd	2,264,765
227,474	Kuala Lumpur Kepong Bhd	1,590,606
19,118	New Britain Palm Oil Ltd.	207,984

		5,420,512

	Netherlands—2.7%
29,983	Nutreco NV	1,500,938

	Norway—3.8%
45,914	Yara International ASA	2,106,290

	Russia—0.6%
33,170	Phosagro OAO GDR(c)	354,919

	Singapore—4.6%
202,468	First Resources Ltd.	327,603
900,629	Wilmar International Ltd.	2,241,939

		2,569,542

	Switzerland—7.1%
12,850	Syngenta AG	3,976,030

	Taiwan—1.0%
313,099	Taiwan Fertilizer Co. Ltd.	554,832

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Turkey—0.1%
35,643	Gubre Fabrikalari TAS	$67,587

	United States—41.6%
92,723	Archer-Daniels-Midland Co.	4,357,981
27,307	Bunge Ltd.	2,420,765
8,971	CF Industries Holdings, Inc.	2,332,460
70,190	Darling Ingredients, Inc.(b)	1,235,344
15,633	Fresh Del Monte Produce, Inc.	501,976
28,960	Ingredion, Inc.	2,237,160
23,712	Intrepid Potash, Inc.(a)(b)	318,926
39,975	Monsanto Co.	4,598,724
96,800	Mosaic Co. (The)	4,289,208
15,157	Scotts Miracle-Gro Co. (The), Class A	897,901

		23,190,445

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $60,850,038)—100.0%	55,698,413

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.4%
2,984,209	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $2,984,209)	2,984,209

	Total Investments (Cost $63,834,247)—105.4%	58,682,622
	Other assets less liabilities—(5.4)%	(2,984,425)

	Net Assets—100.0%	$55,698,197

Investment Abbreviations:

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2014.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $354,919, which represented 0.64% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of October 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$2,887,043	$(2,887,043)	$–

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Schedule of Investments

PowerShares Global Clean Energy Portfolio (PBD)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Austria—1.1%
42,221	Verbund AG	$852,992

	Brazil—2.1%
57,334	Cosan SA Industria e Comercio	808,324
49,800	Sao Martinho SA	791,620

		1,599,944

	Canada—3.1%
39,381	Ballard Power Systems, Inc.(a)(b)	110,376
28,396	Canadian Solar, Inc.(a)(b)	905,832
6,508	Hydrogenics Corp.(a)(b)	115,192
89,218	Innergex Renewable Energy, Inc.	872,832
36,150	TransAlta Renewables, Inc.	389,572

		2,393,804

	China—13.8%
60,424	BYD Co. Ltd., H-Shares	383,338
2,774,651	China Datang Corp. Renewable Power Co. Ltd., H-Shares	400,713
631,995	China Everbright International Ltd.	871,976
1,358,122	China Longyuan Power Group Corp., H-Shares	1,450,027
586,977	China Singyes Solar Technologies Holdings Ltd.	1,124,726
2,781,029	GCL-Poly Energy Holdings Ltd.(b)	939,537
3,975,519	Huaneng Renewables Corp. Ltd., H-Shares	1,430,227
31,852	JA Solar Holdings Co. Ltd. ADR(a)(b)	266,601
1,078,221	Shunfeng Photovoltaic International Ltd.(b)	899,537
80,448	Trina Solar Ltd. ADR(a)(b)	849,531
385,027	Wasion Group Holdings Ltd.	401,649
783,553	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	1,412,481
89,389	Yingli Green Energy Holding Co. Ltd. ADR(a)(b)	261,910

		10,692,253

	Denmark—4.3%
19,509	Novozymes A/S, Class B	904,707
8,931	Rockwool International A/S, Class B	1,299,620
32,958	Vestas Wind Systems A/S(b)	1,102,881

		3,307,208

	Finland—1.0%
34,346	Fortum Oyj	795,664

	France—0.8%
9,742	Albioma SA	211,037
8,611	Blue Solutions SA(a)(b)	317,189
3,432	Saft Groupe SA	101,909

		630,135

	Germany—6.7%
103,376	Aixtron SE(b)	1,257,767
64,004	Capital Stage AG	296,705
18,547	CENTROTEC Sustainable AG	299,997
71,331	Nordex SE(b)	1,204,716
32,176	Osram Licht AG(b)	1,127,161
38,823	SMA Solar Technology AG(a)(b)	964,072

		5,150,418

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong—4.4%
1,531,479	China High Speed Transmission Equipment Group Co. Ltd.(b)	$1,206,589
6,357,866	FDG Electric Vehicles Ltd.(b)	450,901
5,828,933	Hanergy Thin Film Power Group Ltd.	1,330,360
3,286,528	United Photovoltaics Group Ltd.(b)	428,022

		3,415,872

	Ireland—1.6%
81,196	Kingspan Group PLC	1,269,597

	Italy—1.5%
322,026	Enel Green Power SpA	789,987
278,175	Falck Renewables SpA	352,011

		1,141,998

	Japan—2.5%
69,709	GS Yuasa Corp.	338,891
321,229	Meidensha Corp.	1,151,903
37,636	Takuma Co. Ltd.	235,676
24,641	West Holdings Corp.	229,035

		1,955,505

	New Zealand—2.3%
176,629	Contact Energy Ltd.	851,878
408,458	Mighty River Power Ltd.	896,026

		1,747,904

	Norway—1.7%
2,533,097	REC Silicon ASA(a)(b)	1,012,338
24,381	REC Solar ASA(b)	326,657

		1,338,995

	Philippines—1.1%
4,860,664	Energy Development Corp.	834,030

	Portugal—1.6%
188,704	EDP Renovaveis SA	1,225,639

	South Korea—1.5%
50,599	Seoul Semiconductor Co. Ltd.	868,780
17,502	Taewoong Co. Ltd.(b)	271,849

		1,140,629

	Spain—2.4%
158,872	Abengoa SA, Class B	669,408
116,404	Gamesa Corp. Tecnologica SA(b)	1,147,781

		1,817,189

	Sweden—1.8%
51,664	NIBE Industrier AB, Class B	1,368,352

	Switzerland—1.2%
113,119	Meyer Burger Technology AG(a)(b)	950,837

	Taiwan—4.7%
697,131	Epistar Corp.	1,258,281
232,000	Motech Industries, Inc.	286,792
988,241	Neo Solar Power Corp.	935,720
731,000	Sino-American Silicon Products, Inc.	1,129,551

		3,610,344

	Thailand—1.5%
1,147,345	Energy Absolute PCL NVDR	852,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares Global Clean Energy Portfolio (PBD) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Thailand (continued)
381,537	SPCG PCL NVDR	$295,788

		1,148,282

	Turkey—0.3%
499,586	Akenerji Elektrik Uretim AS(b)	263,272

	United Kingdom—2.4%
26,308	Dialight PLC	361,964
231,241	Infinis Energy PLC	798,354
216,977	Renewables Infrastructure Group Ltd. (The)	361,016
34,142	Ricardo PLC	360,505

		1,881,839

	United States—34.6%
26,735	A.O. Smith Corp.	1,426,312
10,552	Acuity Brands, Inc.	1,471,265
12,208	Aerovironment, Inc.(b)	374,175
50,913	Ameresco, Inc., Class A(b)	419,523
113,401	Capstone Turbine Corp.(a)(b)	113,401
39,949	Covanta Holding Corp.	881,674
30,682	Cree, Inc.(a)(b)	965,869
20,404	EnerNOC, Inc.(b)	301,367
21,286	Enphase Energy, Inc.(b)	319,716
16,047	First Solar, Inc.(b)	945,168
13,176	Fuel Systems Solutions, Inc.(b)	121,615
57,763	FuelCell Energy, Inc.(a)(b)	116,681
22,839	Green Plains, Inc.	781,094
32,970	International Rectifier Corp.(b)	1,311,217
33,368	Itron, Inc.(b)	1,299,016
28,663	Johnson Controls, Inc.	1,354,327
22,894	LSB Industries, Inc.(b)	859,212
12,737	Maxwell Technologies, Inc.(a)(b)	148,513
69,357	Opower, Inc.(a)(b)	1,259,523
31,355	Ormat Technologies, Inc.	907,727
43,240	Pattern Energy Group, Inc., Class A	1,244,447
97,001	Plug Power, Inc.(a)(b)	456,875
9,992	Polypore International, Inc.(b)	438,849
37,680	PowerSecure International, Inc.(a)(b)	420,886
34,050	Quantum Fuel Systems Technologies Worldwide, Inc.(a)(b)	135,519
23,734	Renewable Energy Group, Inc.(b)	249,919
78,301	Rubicon Technology, Inc.(a)(b)	346,873
39,653	Silver Spring Networks, Inc.(a)(b)	379,876
17,419	SolarCity Corp.(a)(b)	1,030,856
110,867	Solazyme, Inc.(a)(b)	850,350
54,148	SunEdison, Inc.(b)	1,056,428
30,546	SunPower Corp.(a)(b)	972,585
5,151	Tesla Motors, Inc.(b)	1,244,997
38,445	Universal Display Corp.(a)(b)	1,202,560
37,761	Veeco Instruments, Inc.(a)(b)	1,359,018

		26,767,433

	Total Common Stocks and Other Equity Interests (Cost $68,326,760)	77,300,135

Number of Shares		Value
	Rights—0.0%
	Taiwan—0.0%
66,580	Neo Solar Power Corp., expiring 11/24/14(b) (Cost $0)	$0

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $68,326,760)—100.0%	77,300,135

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—15.3%
11,777,240	Invesco Liquid Assets Portfolio—Institutional Class(c)(d) (Cost $11,777,240)	11,777,240

	Total Investments (Cost $80,104,000)—115.3%	89,077,375
	Other assets less liabilities—(15.3)%	(11,789,415)

	Net Assets—100.0%	$77,287,960

Investment Abbreviations:

ADR—American Depositary Receipt

NVDR—Non-voting Depositary Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2014.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of October 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$11,666,322	$(11,666,322)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Schedule of Investments

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

October 31, 2014

Number of Shares		Value
	Common Stocks—100.1%
	Australia—6.0%
70,936	Evolution Mining Ltd.	$37,412
101,637	Newcrest Mining Ltd.(a)	832,639
85,954	Northern Star Resources Ltd.	83,109
45,434	OceanaGold Corp.(a)	74,148
55,031	Regis Resources Ltd.	66,754

		1,094,062

	Canada—50.9%
28,073	Agnico Eagle Mines Ltd.	661,332
19,157	Alamos Gold, Inc.	142,898
37,466	AuRico Gold, Inc.	119,963
138,027	B2Gold Corp.(a)(b)	230,157
116,787	Barrick Gold Corp.	1,385,968
24,249	Centerra Gold, Inc.	94,634
23,740	Detour Gold Corp.(a)	138,972
9,631	Dominion Diamond Corp.(a)	134,712
16,109	Dundee Precious Metals, Inc.(a)	45,865
107,740	Eldorado Gold Corp.	588,654
17,724	First Majestic Silver Corp.(a)(b)	90,864
19,177	Fortuna Silver Mines, Inc.(a)	66,336
22,891	Franco-Nevada Corp.	1,071,204
76,468	Goldcorp, Inc.	1,434,474
56,853	IAMGOLD Corp.(a)	107,912
172,145	Kinross Gold Corp.(a)	367,972
10,269	MAG Silver Corp.(a)	61,753
75,795	New Gold, Inc.(a)	274,958
22,789	Pan American Silver Corp.	210,618
13,217	Pretium Resources, Inc.(a)(b)	60,490
24,130	Primero Mining Corp.(a)	82,399
49,857	Rio Alto Mining Ltd.(a)	105,688
99,633	Romarco Minerals, Inc.(a)(b)	50,371
55,895	Rubicon Minerals Corp.(a)(b)	47,098
17,726	Sandstorm Gold Ltd.(a)	50,940
41,629	SEMAFO, Inc.(a)	101,539
12,181	Silver Standard Resources, Inc.(a)	53,048
52,588	Silver Wheaton Corp.	913,743
109,613	Torex Gold Resources, Inc.(a)	116,667
126,057	Yamana Gold, Inc.	502,014

		9,313,243

	China—1.4%
39,287	Zhaojin Mining Industry Co. Ltd., H-Shares	20,871
878,581	Zijin Mining Group Co. Ltd., H-Shares	225,446

		246,317

	Hong Kong—0.3%
569,459	China Precious Metal Resources Holdings Co. Ltd.(a)	60,212

	Japan—0.5%
5,022	Asahi Holdings, Inc.	82,651

	Jersey Island—4.8%
163,367	Centamin PLC	133,818
12,742	Randgold Resources Ltd.	749,770

		883,588

	Mexico—3.9%
25,493	Fresnillo PLC	284,475
19,128	Industrias Penoles SAB de CV	428,755

		713,230

Number of Shares		Value
	Common Stocks (continued)
	Russia—3.0%
29,878	Polymetal International PLC	$246,171
100,340	Polyus Gold International Ltd.(a)	300,189

		546,360

	South Africa—12.3%
8,924	Anglo American Platinum Ltd.(a)	281,089
60,673	AngloGold Ashanti Ltd.(a)	513,526
116,621	Gold Fields Ltd.	384,268
56,539	Harmony Gold Mining Co. Ltd.(a)	92,125
77,979	Impala Platinum Holdings Ltd.(a)	566,754
52,030	Northam Platinum Ltd.(a)	159,995
8,719	Royal Bafokeng Platinum Ltd.(a)	46,172
112,160	Sibanye Gold Ltd.	213,213

		2,257,142

	Turkey—0.2%
6,901	Koza Altin Isletmeleri AS	44,604

	United Kingdom—2.4%
22,888	African Barrick Gold PLC	75,432
65,237	Lonmin PLC(a)	182,229
64,706	Petra Diamonds Ltd.(a)	171,843

		429,504

	United States—14.4%
23,252	Argonaut Gold, Inc.(a)	49,497
15,607	Coeur Mining, Inc.(a)	57,746
51,140	Hecla Mining Co.	111,485
73,257	Newmont Mining Corp.	1,374,301
9,155	Royal Gold, Inc.	523,208
18,054	Stillwater Mining Co.(a)	237,049
16,641	Tahoe Resources, Inc.(a)	288,260

		2,641,546

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $37,048,999)—100.1%	18,312,459

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.9%
359,783	Invesco Liquid Assets Portfolio—Institutional Class(c)(d) (Cost $359,783)	359,783

	Total Investments (Cost $37,408,782)—102.0%	18,672,242
	Other assets less liabilities—(2.0)%	(373,247)

	Net Assets—100.0%	$18,298,995

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2014.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

PowerShares Global Gold and Precious Metals Portfolio (PSAU) (continued)

October 31, 2014

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of October 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$312,645	$(312,645)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Schedule of Investments

PowerShares Global Water Portfolio (PIO)

October 31, 2014

Number of Shares		Value
	Common Stocks—100.1%
	Brazil—3.6%
1,145,817	Cia de Saneamento Basico do Estado de Sao Paulo	$9,055,572
119,900	Cia de Saneamento de Minas Gerais-Copasa MG	1,379,110

		10,434,682

	Canada—0.1%
42,713	Pure Technologies Ltd.	301,940

	Cayman Islands—0.6%
148,551	Consolidated Water Co. Ltd.(a)	1,781,127

	China—5.3%
12,465,533	Beijing Enterprises Water Group Ltd.	8,920,944
4,841,954	HanKore Environment Tech Group Ltd.(b)	3,258,102
4,463,835	Tianjin Capital Environmental Protection Group Co. Ltd., H-Shares	3,177,271

		15,356,317

	Finland—1.3%
222,149	Kemira Oyj	2,866,805
55,060	Uponor Oyj	731,238

		3,598,043

	France—11.2%
640,805	Suez Environnement Co.	10,782,475
1,286,655	Veolia Environnement SA	21,496,696

		32,279,171

	Hong Kong—0.5%
6,446,856	China Water Industry Group Ltd.(b)	1,263,568

	Japan—4.0%
414,850	Kurita Water Industries Ltd.	8,922,023
77,450	Organo Corp.	330,927
283,699	Torishima Pump Manufacturing Co. Ltd.	2,118,157

		11,371,107

	Malaysia—0.6%
1,826,700	Puncak Niaga Holdings Bhd(b)	1,838,224

	Singapore—3.1%
699,979	Hyflux Ltd.	549,964
41,299,509	SIIC Environment Holdings Ltd.(b)	5,429,496
2,548,907	United Envirotech Ltd.	2,904,822

		8,884,282

	Switzerland—8.2%
69,635	Geberit AG	23,716,923

	United Kingdom—20.3%
445,106	Halma PLC	4,436,398
597,570	Pennon Group PLC	7,968,441
347,944	Pentair PLC	23,329,645
366,616	Severn Trent PLC	11,707,143
813,077	United Utilities Group PLC	11,115,340

		58,556,967

	United States—41.3%
214,753	American Water Works Co., Inc.	11,461,368
312,091	Flowserve Corp.	21,219,067
94,092	Itron, Inc.(b)	3,663,001
56,188	Lindsay Corp.(a)	4,927,687
140,361	Pall Corp.	12,831,803

Number of Shares		Value
	Common Stocks (continued)
	United States (continued)
157,309	Roper Industries, Inc.	$24,902,015
72,696	Toro Co. (The)	4,487,524
84,136	Valmont Industries, Inc.(a)	11,456,799
114,495	Waters Corp.(b)	12,686,046
317,828	Xylem, Inc.	11,556,226

		119,191,536

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $229,479,467)—100.1%	288,573,887

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.8%
13,909,540	Invesco Liquid Assets Portfolio—Institutional Class(c)(d) (Cost $13,909,540)	13,909,540

	Total Investments (Cost $243,389,007)—104.9%	302,483,427
	Other assets less liabilities—(4.9)%	(14,116,288)

	Net Assets—100.0%	$288,367,139

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2014.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of October 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$13,613,456	$(13,613,456)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Schedule of Investments

PowerShares International BuyBack Achievers™ Portfolio (IPKW)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.2%
	Australia—10.5%
219,679	Aurizon Holdings Ltd.	$903,698
133,577	Westfield Corp. REIT	929,921

		1,833,619

	Canada—19.2%
79,102	AuRico Gold, Inc.	253,278
20,723	Jean Coutu Group (PJC), Inc. (The), Class A	474,950
9,154	Magna International, Inc.	903,181
6,496	Metro, Inc.	456,325
8,612	ShawCor Ltd.	379,250
11,034	Tim Hortons, Inc.	893,720

		3,360,704

	China—0.3%
529,515	Fantasia Holdings Group Co. Ltd.	55,989

	France—4.7%
13,836	Airbus Group NV	825,152

	Germany—5.4%
6,323	Hochtief AG	467,324
20,872	QSC AG	40,272
17,567	Software AG	441,184

		948,780

	Indonesia—1.6%
255,807	PT Tambang Batubara Bukit Asam Tbk	274,117

	Japan—29.9%
26,211	Ajinomoto Co., Inc.	491,697
5,000	CONEXIO Corp.	53,566
4,600	Hikari Tsushin, Inc.	300,361
7,800	Hiramatsu, Inc.	42,721
35,000	Kinden Corp.	354,355
3,000	Kyoritsu Maintenance Co. Ltd.	119,620
4,000	Nintendo Co. Ltd.	424,959
14,600	Nippon Gas Co. Ltd.	356,714
14,000	Nippon Telegraph & Telephone Corp.	860,693
33,501	Nipro Corp.	274,033
77,203	Resona Holdings, Inc.	432,758
4,600	Riso Kagaku Corp.	137,050
66,401	SKY Perfect JSAT Holdings, Inc.	400,994
8,046	T-Gaia Corp.	79,667
8,500	Toyo Corp.	77,338
11,500	Unipres Corp.	225,271
6,000	WATAMI Co. Ltd.	69,471
1,800	Wowow, Inc.	76,348
149,202	Yamada Denki Co. Ltd.	469,812

		5,247,428

	Malaysia—1.4%
189,500	Hap Seng Consolidated Bhd	253,493

	Mexico—7.4%
689,517	America Movil SAB de CV, Series L	840,232
40,757	Gruma SAB de CV, Class B(a)	448,261

		1,288,493

	Netherlands—6.9%
19,681	Corbion NV	317,476
53,770	Koninklijke Ahold NV	898,695

		1,216,171

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Poland—1.0%
110,370	Netia SA	$182,823

	South Africa—1.3%
16,563	Hosken Consolidated Investments Ltd.	223,729

	Spain—0.6%
23,348	Duro Felguera SA	105,602

	Thailand—0.7%
239,006	MBK PCL NVDR	118,145

	United Kingdom—9.3%
82,187	KAZ Minerals PLC(a)	302,683
73,502	Sage Group PLC (The)	444,145
64,165	SVG Capital PLC(a)	438,334
24,799	WH Smith PLC	446,340

		1,631,502

	Total Investments (Cost $17,999,412)—100.2%	17,565,747
	Other assets less liabilities—(0.2)%	(28,903)

	Net Assets—100.0%	$17,536,844

Investment Abbreviations:

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Schedule of Investments

PowerShares S&P International Developed High Quality Portfolio (IDHQ)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—4.5%
1,482	Australia & New Zealand Banking Group Ltd.	$43,640
7,573	Cardno Ltd.	36,945
1,851	Commonwealth Bank of Australia	130,943
727	CSL Ltd.	51,244
12,638	GPT Group (The) REIT	45,768
2,633	JB Hi-Fi Ltd.	36,128
16,623	M2 Group Ltd.	114,701
21,770	Primary Health Care Ltd.	88,982
40,489	Qantas Airways Ltd.(a)	59,791
1,178	Wesfarmers Ltd.	45,705
2,769	Woolworths Ltd.	87,622

		741,469

	Belgium—0.7%
1,628	Arseus NV	65,067
465	Cie d’Entreprises CFE	50,267

		115,334

	Canada—13.5%
3,384	Alimentation Couche-Tard, Inc., Class B	114,806
1,379	Bank of Nova Scotia (The)	84,419
1,019	BCE, Inc.	45,236
2,301	Calfrac Well Services Ltd.	27,552
2,120	Canadian National Railway Co.	149,413
965	Canadian Tire Corp. Ltd., Class A	105,765
2,512	Canadian Utilities Ltd., Class A	86,804
2,457	Canadian Western Bank	82,267
1,700	Dream Office Real Estate Investment Trust REIT	43,018
1,432	Emera, Inc.	48,125
1,959	Enbridge, Inc.	92,664
3,039	Fortis, Inc.	98,977
3,247	Great-West Lifeco, Inc.	90,949
1,474	Husky Energy, Inc.	35,574
985	IGM Financial, Inc.	39,384
2,600	Imperial Oil Ltd.	125,059
1,042	Industrial Alliance Insurance & Financial Services, Inc.	41,978
1,970	Laurentian Bank of Canada	86,631
3,150	Loblaw Cos. Ltd.	164,059
2,321	Manulife Financial Corp.	44,034
2,263	Metro, Inc.	158,969
1,084	National Bank of Canada	50,650
2,816	Northland Power, Inc.	41,886
1,654	Power Corp. of Canada	43,629
1,455	Power Financial Corp.	42,600
640	Royal Bank of Canada	45,418
905	ShawCor Ltd.	39,854
1,102	Suncor Energy, Inc.	39,117
1,256	TELUS Corp.	44,995
846	Tim Hortons, Inc.	68,523
1,933	Toromont Industries Ltd.	46,137

		2,228,492

	Denmark—3.3%
530	Coloplast A/S, Class B	46,123
2,888	DSV A/S	86,336
3,110	Novo Nordisk A/S, Class B	140,663
1,873	Novozymes A/S, Class B	86,858

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Denmark (continued)
12,923	Spar Nord Bank A/S	$130,517
1,575	Topdanmark A/S(a)	50,106

		540,603

	Finland—1.3%
1,694	Huhtamaki Oyj	42,915
1,211	Kesko Oyj, Class B	45,852
1,125	Kone Oyj, Class B	48,346
2,535	Metso Oyj	82,674

		219,787

	France—5.1%
1,028	Air Liquide SA	123,968
367	Casino Guichard Perrachon SA	37,604
727	Dassault Systemes	46,062
912	Essilor International SA	100,667
1,366	Eutelsat Communications SA	44,258
131	Hermes International	40,556
223	Kering	43,013
496	LVMH Moet Hennessy Louis Vuitton SA	84,112
685	Orpea	41,736
399	Pernod Ricard SA	45,407
572	Publicis Groupe SA	39,610
906	Sanofi	83,613
2,838	Societe Television Francaise 1	42,189
1,318	Vinci SA	75,094

		847,889

	Germany—5.7%
960	Adidas AG	69,822
525	Bilfinger SE	33,855
931	Cancom SE	38,009
1,304	Celesio AG	42,968
2,793	Dialog Semiconductor PLC(a)	95,952
2,071	Fresenius Medical Care AG & Co. KGaA	151,793
933	Fresenius SE & Co. KGaA	47,986
3,349	Fuchs Petrolub SE	122,732
1,131	Hochtief AG	83,591
10,122	Kloeckner & Co. SE(a)	118,842
522	MTU Aero Engines AG	45,696
146	Rational AG	45,676
1,537	Rhoen Klinikum AG	45,793

		942,715

	Hong Kong—5.0%
11,364	Bank of East Asia Ltd. (The)	47,477
2,279	Cheung Kong (Holdings) Ltd.	40,436
18,548	Chow Sang Sang Holdings International Ltd.	45,825
8,510	Dairy Farm International Holdings Ltd.	81,696
51,000	Fortune REIT	47,020
5,000	Galaxy Entertainment Group Ltd.	34,138
25,000	Hang Lung Group Ltd.	125,722
21,115	Hong Kong & China Gas Co. Ltd.	49,281
13,000	Johnson Electric Holdings Ltd.	44,003
34,912	Li & Fung Ltd.	42,542
48,138	Lifestyle International Holdings Ltd.	90,997
5,000	Power Assets Holdings Ltd.	48,258
15,410	Techtronic Industries Co. Ltd.	48,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

PowerShares S&P International Developed High Quality Portfolio (IDHQ) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
7,200	Television Broadcasts Ltd.	$39,411
13,774	Yue Yuen Industrial (Holdings) Ltd.	46,178

		831,170

	Ireland—1.4%
1,778	CRH PLC	39,363
5,933	Glanbia PLC	83,701
1,422	Paddy Power PLC	103,690

		226,754

	Israel—0.3%
1,923	Frutarom Industries Ltd.	47,841

	Italy—2.1%
5,351	Banca Popolare dell’Emilia Romagna SC(a)	40,695
3,011	Banco Popolare SC(a)	43,534
2,313	EXOR SpA	100,704
4,899	Finmeccanica SpA(a)	44,132
5,334	Saipem SpA(a)	83,537
15,769	Sorin SpA(a)	35,247

		347,849

	Japan—27.8%
2,677	ABC-Mart, Inc.	151,634
4,600	Amada Co. Ltd.	39,104
4,315	Asahi Group Holdings Ltd.	131,908
2,100	ASICS Corp.	48,442
5,400	Avex Group Holdings, Inc.	78,708
7,624	Bank of Yokohama Ltd. (The)	43,341
336	Central Japan Railway Co.	49,469
1,400	Century Tokyo Leasing Corp.	35,841
13,000	Chiba Bank Ltd. (The)	90,683
1,600	Chugai Pharmaceutical Co. Ltd.	48,740
3,400	Chugoku Electric Power Co., Inc. (The)	44,098
5,200	COMSYS Holdings Corp.	90,961
23,000	Cosmo Oil Co. Ltd.	35,083
2,500	Daiseki Co. Ltd.	42,951
384	Daito Trust Construction Co. Ltd.	47,356
700	DISCO Corp.	46,644
554	East Japan Railway Co.	42,722
2,400	F.C.C. Co. Ltd.	40,441
16,000	Gunze Ltd.	44,102
7,000	Hachijuni Bank Ltd. (The)	42,086
16,000	Hankyu Hanshin Holdings, Inc.	92,913
3,300	Hino Motors Ltd.	46,687
1,900	Hitachi High-Technologies Corp.	56,438
11,000	Hyakugo Bank Ltd. (The)	45,332
1,400	Inaba Denki Sangyo Co. Ltd.	48,142
1,900	Internet Initiative Japan, Inc.	32,626
2,700	Kakaku.com, Inc.	35,814
4,546	Kaken Pharmaceutical Co. Ltd.	112,651
10,000	Kenedix, Inc.(a)	45,225
12,000	Kintetsu Corp.	41,318
733	Kobayashi Pharmaceutical Co. Ltd.	44,854
4,700	Konica Minolta, Inc.	50,897
3,000	Kubota Corp.	46,497
56,000	Kumagai Gumi Co. Ltd.(a)	199,813
900	Kyocera Corp.	40,502

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
600	Lawson, Inc.	$40,194
2,262	Maeda Road Construction Co. Ltd.	34,362
1,700	Maruichi Steel Tube Ltd.	39,731
1,300	Matsumotokiyoshi Holdings Co. Ltd.	37,456
6,400	Mitsubishi Tanabe Pharma Corp.	95,853
1,100	Nakanishi, Inc.	37,532
1,400	Nidec Corp.	90,190
2,000	Nippon Gas Co. Ltd.	48,865
2,700	Nippon Konpo Unyu Soko Co. Ltd.	43,738
700	Nippon Telegraph & Telephone Corp.	43,035
2,800	Nissan Chemical Industries Ltd.	50,777
4,700	Nissin Kogyo Co. Ltd.	70,769
4,130	NTT Urban Development Corp.	45,719
6,000	PanaHome Corp.	39,659
3,000	Paramount Bed Holdings Co. Ltd.	85,099
5,000	Park24 Co. Ltd.	74,707
7,000	Rakuten, Inc.	77,677
28,000	Senshu Ikeda Holdings, Inc.	143,865
1,000	Seria Co. Ltd.	41,479
7,300	Shima Seiki Manufacturing Ltd.	116,235
200	SMC Corp.	55,430
1,758	Stanley Electric Co. Ltd.	34,798
1,995	Sugi Holdings Co. Ltd.	85,687
1,280	Sysmex Corp.	53,835
1,982	Taikisha Ltd.	43,316
2,100	Teikoku Sen-I Co. Ltd.	50,278
4,000	Topcon Corp.	91,022
1,097	Toyo Suisan Kaisha Ltd.	37,527
4,000	Tsumura & Co.	89,166
1,200	United Arrows Ltd.	44,316
5,500	USS Co. Ltd.	85,317
5,585	Valor Co. Ltd.	89,525
20,610	Yahoo! Japan Corp.	72,987
1,700	Yakult Honsha Co. Ltd.	91,896
10,000	Yamagata Bank Ltd. (The)	46,653
2,300	Yamato Holdings Co. Ltd.	48,409
4,000	Yamazaki Baking Co. Ltd.	48,954
5,000	Yokohama Rubber Co. Ltd. (The)	44,066
3,900	Zeria Pharmaceutical Co. Ltd.	77,683

		4,581,830

	Netherlands—0.6%
709	Heineken Holding NV	45,917
641	Heineken NV	47,857

		93,774

	Singapore—1.0%
10,910	Keppel Corp. Ltd.	80,117
28,281	SembCorp Marine Ltd.	80,080

		160,197

	South Korea—2.0%
1,000	CJ CGV Co. Ltd.	49,030
213	Hyundai Motor Co.	33,881
320	Hyundai Motor Co. (Preference Shares)	36,979
306	Hyundai Motor Co. (2nd Preference Shares)	36,649
767	LG Corp.	45,644
225	LG Household & Health Care Ltd.	131,161

		333,344

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

PowerShares S&P International Developed High Quality Portfolio (IDHQ) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Spain—2.5%
6,325	Iberdrola SA	$44,703
4,630	Inditex SA	130,028
1,654	Red Electrica Corp. SA	144,315
2,787	Telefonica SA	41,884
799	Viscofan SA	46,890

		407,820

	Sweden—3.1%
739	AAK AB	39,974
905	Assa Abloy AB, Class B	47,829
884	Axfood AB	54,292
5,407	Getinge AB, Class B	125,307
2,231	Hennes & Mauritz AB, Class B	88,544
999	LE Lundbergfortagen AB, Class B	41,835
4,658	NIBE Industrier AB, Class B	123,370

		521,151

	Switzerland—2.9%
28	Givaudan SA	46,635
1,074	Kuehne + Nagel International AG	139,711
169	Partners Group Holding AG	44,908
380	Syngenta AG	117,579
345	U-Blox AG	46,492
372	Valora Holding AG	76,994

		472,319

	United Arab Emirates—0.2%
17,333	Lamprell PLC(a)	40,694

	United Kingdom—16.9%
5,963	Aberdeen Asset Management PLC	41,403
3,200	Aggreko PLC	77,919
3,177	ARM Holdings PLC	44,474
7,614	Ashmore Group PLC	38,810
1,820	Associated British Foods PLC	80,189
1,250	AstraZeneca PLC	90,861
2,474	Babcock International Group PLC	43,340
21,853	Beazley PLC	91,599
4,523	BG Group PLC	75,256
2,314	British American Tobacco PLC	131,312
3,055	British Sky Broadcasting Group PLC	43,304
4,818	Capita PLC	84,558
10,918	Devro PLC	47,685
4,413	Diageo PLC	129,765
12,785	Grainger PLC	38,658
4,699	Hikma Pharmaceuticals PLC	142,460
1,890	IMI PLC	36,950
3,041	Intertek Group PLC	132,429
11,334	ITE Group PLC	30,871
7,321	J D Wetherspoon PLC	98,678
8,731	J Sainsbury PLC	34,292
2,675	Land Securities Group PLC REIT	47,375
6,269	Michael Page International PLC	38,964
6,661	N Brown Group PLC	35,721
856	Next PLC	88,262
1,967	Prudential PLC	45,394
1,389	Rathbone Brothers PLC	42,977
1,635	Reckitt Benckiser Group PLC	137,327

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
1,065	Rotork PLC	$43,533
829	SABMiller PLC	46,751
7,258	Sage Group PLC (The)	43,857
10,343	Senior PLC	44,264
22,778	Serco Group PLC	108,486
2,694	Smith & Nephew PLC	45,557
2,515	Spectris PLC	72,506
1,728	SSE PLC	44,205
29,386	Tesco PLC	81,615
18,687	Vectura Group PLC(a)	35,427
647	Whitbread PLC	45,172
31,458	William Morrison Supermarkets PLC	77,908
6,670	WPP PLC	129,973

		2,790,087

	Total Investments (Cost $16,268,945)—99.9%	16,491,119
	Other assets less liabilities—0.1%	14,166

	Net Assets—100.0%	$16,505,285

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

(This Page Intentionally Left Blank)

Statements of Assets and Liabilities

October 31, 2014

	PowerShares DWA Developed Markets Momentum Portfolio (PIZ)	PowerShares DWA Emerging Markets Momentum Portfolio (PIE)	PowerShares Emerging Markets Infrastructure Portfolio (PXR)	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)
Assets:
Unaffiliated investments, at value(a)	$383,431,342	$402,395,630	$36,806,983	$44,372,990
Affiliated investments, at value	—	—	756,315	4,066

Total investments, at value	383,431,342	402,395,630	37,563,298	44,377,056
Foreign currencies, at value	1,594,042	1,436,287	16,168	—
Receivables:
Foreign tax reclaims	597,616	26,111	1,348	1,592
Dividends	159,974	388,278	45,762	8,956
Investments sold	—	—	137,694	—
Securities lending	—	—	707	—
Shares sold	—	—	—	—
Settlement proceeds	38,103	—	—	—

Total Assets	385,821,077	404,246,306	37,764,977	44,387,604

Liabilities:
Due to custodian	666,314	1,184,053	34,342	550
Payables:
Investments purchased	1,550,204	69,764	—	—
Collateral upon return of securities loaned	—	—	756,315	—
Shares repurchased	—	—	137,694	—
Accrued unitary management fees	275,786	308,706	23,995	17,958
Accrued expenses	7,135	—	1,852	—

Total Liabilities	2,499,439	1,562,523	954,198	18,508

Net Assets	$383,321,638	$402,683,783	$36,810,779	$44,369,096

Net Assets Consist of:
Shares of beneficial interest	$443,417,351	$460,939,713	$71,763,780	$48,821,726
Undistributed net investment income	669,969	421,844	94,673	(145,244)
Undistributed net realized gain (loss)	(63,319,022)	(92,328,558)	(30,201,661)	(7,146,092)
Net unrealized appreciation (depreciation)	2,553,340	33,650,784	(4,846,013)	2,838,706

Net Assets	$383,321,638	$402,683,783	$36,810,779	$44,369,096

Shares outstanding (unlimited amount authorized, $0.01 par value)	15,650,000	21,300,000	1,000,000	800,000
Net asset value	$24.49	$18.91	$36.81	$55.46

Market price	$24.55	$18.79	$36.62	$55.40

Unaffiliated investments, at cost	$380,834,240	$368,741,476	$41,652,924	$41,534,236

Affiliated investments, at cost	$—	$—	$756,315	$4,066

Total investments, at cost	$380,834,240	$368,741,476	$42,409,239	$41,538,302

Foreign currencies, at cost	$1,593,997	$1,437,646	$16,190	$—

(a) Includes securities on loan with an aggregate value of:	$—	$—	$747,112	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	PowerShares Global Agriculture Portfolio (PAGG)	PowerShares Global Clean Energy Portfolio (PBD)	PowerShares Global Gold and Precious Metals Portfolio (PSAU)	PowerShares Global Water Portfolio (PIO)	PowerShares International BuyBack Achievers™ Portfolio (IPKW)	PowerShares S&P International Developed High Quality Portfolio (IDHQ)

$761,760,737	$105,800,931	$386,754,679	$55,698,413	$77,300,135	$18,312,459	$288,573,887	$17,565,747	$16,491,119
—	1,347,563	—	2,984,209	11,777,240	359,783	13,909,540	—	—

761,760,737	107,148,494	386,754,679	58,682,622	89,077,375	18,672,242	302,483,427	17,565,747	16,491,119
19,669	30,130	17,450	2,149	1,141	134	—	—	2,038

838,332	77,743	5,516	186,026	68,513	14,153	209,898	7,372	36,610
1,633,232	234,158	589,598	56,350	39,632	1,138	292,982	28,379	33,824
—	105,114	2,751	—	28,582	—	—	1,943,875	—
12	1,530	—	844	37,058	169	35,899	—	—
—	—	—	—	625,719	—	—	—	—
59	731	21,187	—	309,093	—	156,226	—	1,165

764,252,041	107,597,900	387,391,181	58,927,991	90,187,113	18,687,836	303,178,432	19,545,373	16,564,756

1,670,477	290,462	31,906	209,091	427,136	15,430	720,499	23,147	52,162

—	—	494	—	617,082	—	—	1,977,049	—
—	1,347,563	—	2,984,209	11,777,240	359,783	13,909,540	—	—
—	—	—	—	28,909	—	—	—	—
297,887	43,544	158,368	35,158	48,176	13,628	175,763	8,333	6,132
16,241	1,761	—	1,336	610	—	5,491	—	1,177

1,984,605	1,683,330	190,768	3,229,794	12,899,153	388,841	14,811,293	2,008,529	59,471

$762,267,436	$105,914,570	$387,200,413	$55,698,197	$77,287,960	$18,298,995	$288,367,139	$17,536,844	$16,505,285

$764,635,141	$110,213,630	$468,960,657	$68,997,475	$284,393,142	$46,084,849	$383,727,054	$18,755,770	$64,292,478
2,257,033	(292,145)	721,152	142,244	145,226	(20,267)	555,193	32,149	47,602
(39,218,971)	(8,686,894)	(61,883,465)	(8,277,847)	(216,216,188)	(9,028,358)	(154,992,028)	(815,333)	(48,053,656)
34,594,233	4,679,979	(20,597,931)	(5,163,675)	8,965,780	(18,737,229)	59,076,920	(435,742)	218,861

$762,267,436	$105,914,570	$387,200,413	$55,698,197	$77,287,960	$18,298,995	$288,367,139	$17,536,844	$16,505,285

18,500,000	4,000,000	19,000,000	1,900,000	6,175,000	1,200,000	12,350,000	700,000	850,000
$41.20	$26.48	$20.38	$29.31	$12.52	$15.25	$23.35	$25.05	$19.42

$41.71	$27.11	$20.25	$29.25	$12.60	$15.17	$23.30	$25.35	$19.59

$727,073,281	$101,110,135	$407,338,949	$60,850,038	$68,326,760	$37,048,999	$229,479,467	$17,999,412	$16,268,945

$—	$1,347,563	$—	$2,984,209	$11,777,240	$359,783	$13,909,540	$—	$—

$727,073,281	$102,457,698	$407,338,949	$63,834,247	$80,104,000	$37,408,782	$243,389,007	$17,999,412	$16,268,945

$16,287	$30,589	$17,464	$2,086	$1,133	$134	$—	$—	$2,002

$—	$1,280,303	$—	$2,887,043	$11,666,322	$312,645	$13,613,456	$—	$—

79

Statements of Operations

For the year ended October 31, 2014

	PowerShares DWA Developed Markets Momentum Portfolio (PIZ)	PowerShares DWA Emerging Markets Momentum Portfolio (PIE)	PowerShares Emerging Markets Infrastructure Portfolio (PXR)	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)
Investment Income:
Unaffiliated dividend income	$15,311,860	$6,162,057	$1,203,135	$1,735,581
Securities lending income	23,548	—	12,231	—
Affiliated dividend income	118	103	8	3
Foreign withholding tax	(1,044,436)	(904,420)	(140,861)	(58,711)

Total Income	14,291,090	5,257,740	1,074,513	1,676,873

Expenses:
Unitary management fees	5,011,486	2,965,642	370,413	228,716
Professional fees	9,712	1,042	3,016	—

Total Expenses	5,021,198	2,966,684	373,429	228,716

Less: Waivers	(1,289)	(1,106)	(85)	(29)

Net Expenses	5,019,909	2,965,578	373,344	228,687

Net Investment Income	9,271,181	2,292,162	701,169	1,448,186

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(17,403,476)	(8,450,261)	(3,137,931)	(709,022)
In-kind redemptions	55,521,991	5,887,159	(1,864,288)	322,415
Foreign currencies	(410,523)	(762,350)	(37,213)	(31,137)

Net realized gain (loss)	37,707,992	(3,325,452)	(5,039,432)	(417,744)

Change in net unrealized appreciation (depreciation) on:
Investment securities	(57,248,463)	(4,919,387)	2,038,519	(2,632,167)
Foreign currencies	(48,299)	5,180	2,941	(99)

Net change in unrealized appreciation (depreciation)	(57,296,762)	(4,914,207)	2,041,460	(2,632,266)

Net realized and unrealized gain (loss)	(19,588,770)	(8,239,659)	(2,997,972)	(3,050,010)

Net increase (decrease) in net assets resulting from operations	$(10,317,589)	$(5,947,497)	$(2,296,803)	$(1,601,824)

(a)	For the period February 24, 2014 (commencement of investment operations) through October 31, 2014.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	PowerShares Global Agriculture Portfolio (PAGG)	PowerShares Global Clean Energy Portfolio (PBD)	PowerShares Global Gold and Precious Metals Portfolio (PSAU)	PowerShares Global Water Portfolio (PIO)	PowerShares International BuyBack Achievers™ Portfolio (IPKW)(a)	PowerShares S&P International Developed High Quality Portfolio (IDHQ)

$32,820,475	$2,708,540	$14,027,904	$2,500,274	$1,164,320	$270,739	$6,216,377	$281,689	$525,955
535,673	27,916	1,627	26,055	429,079	1,762	264,601	—	—
58	12	42	3	2	—	12	—	2
(2,281,476)	(290,310)	(1,430,910)	(180,311)	(121,478)	(29,755)	(492,818)	(23,589)	(77,493)

31,074,730	2,446,158	12,598,663	2,346,021	1,471,923	242,746	5,988,172	258,100	448,464

3,479,438	533,986	1,813,996	573,695	696,520	184,707	2,025,084	58,405	91,781
33,178	2,927	—	2,159	7,570	—	31,466	—	4,728

3,512,616	536,913	1,813,996	575,854	704,090	184,707	2,056,550	58,405	96,509

(616)	(92)	(408)	(27)	(27)	(8)	(112)	(15)	(19)

3,512,000	536,821	1,813,588	575,827	704,063	184,699	2,056,438	58,390	96,490

27,562,730	1,909,337	10,785,075	1,770,194	767,860	58,047	3,931,734	199,710	351,974

(705,041)	(1,313,086)	(14,478,910)	(2,920,823)	(27,975)	(4,780,233)	3,403,842	(875,198)	324,695
11,042,248	4,201,933	1,402,237	5,176,295	10,114,744	(84,067)	—	872,268	2,866,322
(93,376)	(23,509)	(182,144)	(19,338)	(34,424)	(2,934)	(94,110)	(23,990)	(9,287)

10,243,831	2,865,338	(13,258,817)	2,236,134	10,052,345	(4,867,234)	3,309,732	(26,920)	3,181,730

(49,466,301)	(6,108,200)	(7,322,500)	(2,453,064)	(6,528,894)	(2,732,015)	11,544,538	(433,665)	(3,137,645)
(108,717)	(11,380)	(4,482)	(18,680)	(7,421)	(663)	(28,057)	(2,077)	(4,737)

(49,575,018)	(6,119,580)	(7,326,982)	(2,471,744)	(6,536,315)	(2,732,678)	11,516,481	(435,742)	(3,142,382)

(39,331,187)	(3,254,242)	(20,585,799)	(235,610)	3,516,030	(7,599,912)	14,826,213	(462,662)	39,348

$(11,768,457)	$(1,344,905)	$(9,800,724)	$1,534,584	$4,283,890	$(7,541,865)	$18,757,947	$(262,952)	$391,322

81

Statements of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	PowerShares DWA Developed Markets Momentum Portfolio (PIZ)		PowerShares DWA Emerging Markets Momentum Portfolio (PIE)
	2014	2013	2014	2013
Operations:
Net investment income	$9,271,181	$3,785,856	$2,292,162	$4,415,740
Net realized gain (loss)	37,707,992	14,306,227	(3,325,452)	(30,338,495)
Net change in unrealized appreciation (depreciation)	(57,296,762)	54,207,327	(4,914,207)	27,336,828

Net increase (decrease) in net assets resulting from operations	(10,317,589)	72,299,410	(5,947,497)	1,414,073

Distributions to Shareholders from:
Net investment income	(19,746,499)	(3,597,170)	(2,061,393)	(2,868,044)

Shareholder Transactions:
Proceeds from shares sold	311,166,213	416,887,157	130,567,570	355,505,649
Value of shares repurchased	(405,591,504)	(43,513,648)	(94,058,340)	(165,513,676)
Transaction fees	—	—	391,617	411,672

Net increase (decrease) in net assets resulting from shares transactions	(94,425,291)	373,373,509	36,900,847	190,403,645

Increase (Decrease) in Net Assets	(124,489,379)	442,075,749	28,891,957	188,949,674

Net Assets:
Beginning of year	507,811,017	65,735,268	373,791,826	184,842,152

End of year	$383,321,638	$507,811,017	$402,683,783	$373,791,826

Undistributed net investment income at end of year	$669,969	$10,445,891	$421,844	$656,365

Changes in Shares Outstanding:
Shares sold	11,800,000	18,700,000	6,800,000	18,500,000
Shares repurchased	(16,150,000)	(2,100,000)	(5,400,000)	(9,200,000)
Shares outstanding, beginning of year	20,000,000	3,400,000	19,900,000	10,600,000

Shares outstanding, end of year	15,650,000	20,000,000	21,300,000	19,900,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

PowerShares Emerging Markets Infrastructure Portfolio (PXR)		PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)		PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)		PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)
2014	2013	2014	2013	2014	2013	2014	2013

$701,169	$1,267,324	$1,448,186	$1,706,779	$27,562,730	$13,679,282	$1,909,337	$1,274,839
(5,039,432)	(5,244,326)	(417,744)	1,586,216	10,243,831	(8,866,292)	2,865,338	1,201,686
2,041,460	405,575	(2,632,266)	1,150,115	(49,575,018)	112,688,978	(6,119,580)	14,788,406

(2,296,803)	(3,571,427)	(1,601,824)	4,443,110	(11,768,457)	117,501,968	(1,344,905)	17,264,931

(866,127)	(1,102,715)	(1,506,901)	(2,197,612)	(27,361,461)	(13,063,725)	(2,395,852)	(1,686,447)

—	8,763,899	2,886,304	14,037,751	199,826,851	272,276,218	21,913,241	33,048,651
(31,640,904)	(26,826,102)	(5,269,795)	(23,164,981)	(47,601,251)	(11,257,691)	(10,913,823)	(9,851,608)
—	—	—	—	—	—	—	—

(31,640,904)	(18,062,203)	(2,383,491)	(9,127,230)	152,225,600	261,018,527	10,999,418	23,197,043

(34,803,834)	(22,736,345)	(5,492,216)	(6,881,732)	113,095,682	365,456,770	7,258,661	38,775,527

71,614,613	94,350,958	49,861,312	56,743,044	649,171,754	283,714,984	98,655,909	59,880,382

$36,810,779	$71,614,613	$44,369,096	$49,861,312	$762,267,436	$649,171,754	$105,914,570	$98,655,909

$94,673	$296,844	$(145,244)	$(142,740)	$2,257,033	$1,852,602	$(292,145)	$(26,842)

—	200,000	50,000	250,000	4,600,000	7,100,000	800,000	1,300,000
(850,000)	(700,000)	(100,000)	(450,000)	(1,200,000)	(300,000)	(400,000)	(400,000)
1,850,000	2,350,000	850,000	1,050,000	15,100,000	8,300,000	3,600,000	2,700,000

1,000,000	1,850,000	800,000	850,000	18,500,000	15,100,000	4,000,000	3,600,000

83

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2014 and 2013

	PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)		PowerShares Global Agriculture Portfolio (PAGG)
	2014	2013	2014	2013
Operations:
Net investment income	$10,785,075	$9,639,840	$1,770,194	$1,672,652
Net realized gain (loss)	(13,258,817)	(7,223,361)	2,236,134	2,098,815
Net change in unrealized appreciation (depreciation)	(7,326,982)	9,049,618	(2,471,744)	(2,487,485)

Net increase (decrease) in net assets resulting from operations	(9,800,724)	11,466,097	1,534,584	1,283,982

Distributions to Shareholders from:
Net investment income	(11,183,593)	(9,316,286)	(1,765,946)	(1,616,385)

Shareholder Transactions:
Proceeds from shares sold	65,452,567	28,772,842	6,081,424	3,130,281
Value of shares repurchased	(24,369,768)	(38,982,162)	(43,384,847)	(18,396,859)

Net increase (decrease) in net assets resulting from shares transactions	41,082,799	(10,209,320)	(37,303,423)	(15,266,578)

Increase (Decrease) in Net Assets	20,098,482	(8,059,509)	(37,534,785)	(15,598,981)

Net Assets:
Beginning of year	367,101,931	375,161,440	93,232,982	108,831,963

End of year	$387,200,413	$367,101,931	$55,698,197	$93,232,982

Undistributed net investment income at end of year	$721,152	$1,254,556	$142,244	$157,334

Changes in Shares Outstanding:
Shares sold	3,100,000	1,300,000	200,000	100,000
Shares repurchased	(1,250,000)	(1,850,000)	(1,450,000)	(600,000)
Shares outstanding, beginning of year	17,150,000	17,700,000	3,150,000	3,650,000

Shares outstanding, end of year	19,000,000	17,150,000	1,900,000	3,150,000

(a)	For the period February 24, 2014 (commencement of investment operations) through October 31, 2014.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

PowerShares Global Clean Energy Portfolio (PBD)		PowerShares Global Gold and Precious Metals Portfolio (PSAU)		PowerShares Global Water Portfolio (PIO)		PowerShares International BuyBack Achievers™ Portfolio (IPKW)
2014	2013	2014	2013	2014	2013	2014(a)

$767,860	$725,953	$58,047	$191,981	$3,931,734	$3,839,204	$199,710
10,052,345	(3,237,116)	(4,867,234)	(3,370,020)	3,309,732	8,889,038	(26,920)
(6,536,315)	35,005,372	(2,732,678)	(15,996,742)	11,516,481	43,082,274	(435,742)

4,283,890	32,494,209	(7,541,865)	(19,174,781)	18,757,947	55,810,516	(262,952)

(739,610)	(790,701)	(57,809)	(126,163)	(3,894,272)	(3,313,392)	(143,571)

24,799,347	12,559,892	3,996,807	16,948,200	45,649,563	7,126,712	30,752,283
(32,055,458)	(19,720,010)	(7,945,650)	(6,261,684)	—	(38,481,569)	(12,808,916)

(7,256,111)	(7,160,118)	(3,948,843)	10,686,516	45,649,563	(31,354,857)	17,943,367

(3,711,831)	24,543,390	(11,548,517)	(8,614,428)	60,513,238	21,142,267	17,536,844

80,999,791	56,456,401	29,847,512	38,461,940	227,853,901	206,711,634	—

$77,287,960	$80,999,791	$18,298,995	$29,847,512	$288,367,139	$227,853,901	$17,536,844

$145,226	$82,439	$(20,267)	$(109,872)	$555,193	$611,841	$32,149

1,925,000	1,350,000	200,000	700,000	1,950,000	350,000	1,200,001
(2,475,000)	(2,250,000)	(400,000)	(250,000)	—	(2,100,000)	(500,001)
6,725,000	7,625,000	1,400,000	950,000	10,400,000	12,150,000	—

6,175,000	6,725,000	1,200,000	1,400,000	12,350,000	10,400,000	700,000

85

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2014 and 2013

	PowerShares S&P International Developed High Quality Portfolio (IDHQ)
	2014	2013
Operations:
Net investment income	$351,974	$356,651
Net realized gain	3,181,730	178,905
Net change in unrealized appreciation (depreciation)	(3,142,382)	3,167,850

Net increase in net assets resulting from operations	391,322	3,703,406

Distributions to Shareholders from:
Net investment income	(410,462)	(373,989)

Shareholder Transactions:
Proceeds from shares sold	7,221,935	—
Value of shares repurchased	(12,338,765)	—

Net increase (decrease) in net assets resulting from shares transactions	(5,116,830)	—

Increase (Decrease) in Net Assets	(5,135,970)	3,329,417

Net Assets:
Beginning of year	21,641,255	18,311,838

End of year	$16,505,285	$21,641,255

Undistributed net investment income at end of year	$47,602	$54,904

Changes in Shares Outstanding:
Shares sold	350,000	—
Shares repurchased	(600,000)	—
Shares outstanding, beginning of year	1,100,000	1,100,000

Shares outstanding, end of year	850,000	1,100,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Financial Highlights

PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$25.39	$19.33	$18.85	$20.85	$17.54
Net investment income(a)	0.38	0.35	0.40	0.37	0.16
Net realized and unrealized gain (loss) on investments	(0.43)	6.00	0.56	(1.99)	3.59
Total from investment operations	(0.05)	6.35	0.96	(1.62)	3.75
Distributions to shareholders from:
Net investment income	(0.85)	(0.29)	(0.48)	(0.38)	(0.44)
Net asset value at end of year	$24.49	$25.39	$19.33	$18.85	$20.85
Market price at end of year(b)	$24.55	$25.47	$19.44	$18.68	$20.94
Net Asset Value Total Return(c)	(0.35)%	33.09%	5.43%	(7.81)%	21.82	%(d)
Market Price Total Return(c)	(0.43)%	32.75%	6.99%	(9.04)%	24.88%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$383,322	$507,811	$65,735	$64,075	$97,980
Ratio to average net assets of:
Expenses	0.80%	0.81%	0.80%	0.80%	0.80%
Net investment income	1.48%	1.55%	2.19%	1.69%	0.86%
Portfolio turnover rate(e)	99%	96%	133%	93%	107%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.01 per share. Had the pay-in not been made, the net asset value total return would have been 21.76%.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$18.78	$17.44	$16.33	$17.88	$13.30
Net investment income(a)	0.13	0.24	0.19	0.20	0.13
Net realized and unrealized gain (loss) on investments	0.08	1.24	1.12	(1.66)	4.55
Total from investment operations	0.21	1.48	1.31	(1.46)	4.68
Distributions to shareholders from:
Net investment income	(0.10)	(0.16)	(0.20)	(0.09)	(0.10)
Transaction fees(a)	0.02	0.02	—	—	—
Net asset value at end of year	$18.91	$18.78	$17.44	$16.33	$17.88
Market price at end of year(b)	$18.79	$18.76	$17.48	$16.26	$17.99
Net Asset Value Total Return(c)	1.27%	8.66%	8.12%	(8.23)%	35.43%
Market Price Total Return(c)	0.74%	8.29%	8.84%	(9.18)%	37.62%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$402,684	$373,792	$182,842	$172,271	$312,086
Ratio to average net assets of:
Expenses	0.90%	0.91%	0.90%	0.90%	0.90%
Net investment income	0.69%	1.26%	1.12%	1.12%	0.88%
Portfolio turnover rate(d)	147%	142%	181%	147%	128%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Financial Highlights (continued)

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$38.71	$40.15	$40.96	$49.91	$39.92
Net investment income(a)	0.53	0.54	0.58	0.82	0.53
Net realized and unrealized gain (loss) on investments	(1.74)	(1.48)	(0.57)	(9.04)	9.87
Total from investment operations	(1.21)	(0.94)	0.01	(8.22)	10.40
Distributions to shareholders from:
Net investment income	(0.69)	(0.50)	(0.82)	(0.73)	(0.41)
Net asset value at end of year	$36.81	$38.71	$40.15	$40.96	$49.91
Market price at end of year(b)	$36.62	$38.31	$39.90	$40.70	$50.04
Net Asset Value Total Return(c)	(3.16)%	(2.35)%	0.13%	(16.67)%	26.23%
Market Price Total Return(c)	(2.65)%	(2.75)%	0.15%	(17.42)%	25.98%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$36,811	$71,615	$94,351	$131,067	$159,698
Ratio to average net assets of:
Expenses	0.76%	0.76%	0.75%	0.75%	0.75%
Net investment income	1.42%	1.35%	1.46%	1.62%	1.22%
Portfolio turnover rate(d)	20%	30%	20%	34%	36%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$58.66	$54.04	$51.15	$51.72	$45.52
Net investment income(a)	1.77	1.54	1.37	1.40	1.08
Net realized and unrealized gain (loss) on investments	(3.17)	5.07	2.99	(0.62)	6.98
Total from investment operations	(1.40)	6.61	4.36	0.78	8.06
Distributions to shareholders from:
Net investment income	(1.80)	(1.99)	(1.47)	(1.35)	(1.86)
Net asset value at end of year	$55.46	$58.66	$54.04	$51.15	$51.72
Market price at end of year(b)	$55.40	$58.38	$53.84	$50.78	$51.99
Net Asset Value Total Return(c)	(2.38)%	12.50%	8.92%	1.44%	18.37%
Market Price Total Return(c)	(2.02)%	12.38%	9.33%	0.16%	19.59%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$44,369	$49,861	$56,743	$63,934	$43,960
Ratio to average net assets of:
Expenses, after Waivers	0.49%	0.51%	0.80%	0.80%	0.80%
Expenses, prior to Waivers	0.49%	0.53%	0.80%	0.80%	0.80%
Net investment income, after Waivers	3.10%	2.74%	2.72%	2.52%	2.33%
Portfolio turnover rate(d)	16%	32%	14%	22%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Financial Highlights (continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

	Year Ended October 31,
	2014		2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$42.99		$34.18	$35.10	$39.00	$37.49
Net investment income(a)	1.55	(b)	1.08	0.99	1.01	0.72
Net realized and unrealized gain (loss) on investments	(1.79)		8.75	(0.90)	(3.71)	1.60
Total from investment operations	(0.24)		9.83	0.09	(2.70)	2.32
Distributions to shareholders from:
Net investment income	(1.55)		(1.02)	(1.01)	(1.20)	(0.81)
Net asset value at end of year	$41.20		$42.99	$34.18	$35.10	$39.00
Market price at end of year(c)	$41.71		$43.23	$34.29	$34.59	$39.43
Net Asset Value Total Return(d)	(0.72)%		29.20%	0.53%	(7.08)%	6.37%
Market Price Total Return(d)	(0.07)%		29.49%	2.35%	(9.45)%	8.55%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$762,267		$649,172	$283,715	$245,693	$183,323
Ratio to average net assets of:
Expenses, after Waivers	0.45%		0.48%	0.75%	0.75%	0.75%
Expenses, prior to Waivers	0.45%		0.49%	0.75%	0.75%	0.75%
Net investment income, after Waivers	3.57	%(b)	2.82%	2.99%	2.59%	1.99%
Portfolio turnover rate(e)	16%		17%	17%	17%	21%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.31 and 3.00%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$27.40	$22.18	$22.40	$22.99	$20.99
Net investment income(a)	0.48	0.44	0.40	0.45	0.32
Net realized and unrealized gain (loss) on investments	(0.79)	5.36	(0.15)	(0.40)	2.31
Total from investment operations	(0.31)	5.80	0.25	0.05	2.63
Distributions to shareholders from:
Net investment income	(0.61)	(0.58)	(0.47)	(0.64)	(0.63)
Net asset value at end of year	$26.48	$27.40	$22.18	$22.40	$22.99
Market price at end of year(b)	$27.11	$27.87	$22.30	$21.86	$23.27
Net Asset Value Total Return(c)	(1.21)%	26.56%	1.32%	0.09%	12.93%
Market Price Total Return(c)	(0.58)%	28.00%	4.40%	(3.56)%	15.40%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$105,915	$98,656	$59,880	$64,965	$59,766
Ratio to average net assets of:
Expenses, after Waivers	0.49%	0.52%	0.75%	0.75%	0.75%
Expenses, prior to Waivers	0.49%	0.54%	0.75%	0.75%	0.75%
Net investment income, after Waivers	1.73%	1.78%	1.84%	1.82%	1.52%
Portfolio turnover rate(d)	24%	27%	28%	75%	24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Financial Highlights (continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$21.41	$21.20	$21.75	$24.74	$20.60
Net investment income(a)	0.60	0.56	0.50	0.53	0.48
Net realized and unrealized gain (loss) on investments	(1.02)	0.19	(0.44)	(3.01)	3.82
Total from investment operations	(0.42)	0.75	0.06	(2.48)	4.30
Distributions to shareholders from:
Net investment income	(0.61)	(0.54)	(0.61)	(0.51)	(0.16)
Net asset value at end of year	$20.38	$21.41	$21.20	$21.75	$24.74
Market price at end of year(b)	$20.25	$21.21	$21.11	$21.80	$25.01
Net Asset Value Total Return(c)	(2.03)%	3.67%	0.37%	(10.16)%	20.94%
Market Price Total Return(c)	(1.73)%	3.14%	(0.29)%	(10.93)%	22.43%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$387,200	$367,102	$375,161	$444,796	$497,242
Ratio to average net assets of:
Expenses, after Waivers	0.49%	0.52%	0.85%	0.85%	0.85%
Expenses, prior to Waivers	0.49%	0.54%	0.85%	0.85%	0.85%
Net investment income, after Waivers	2.91%	2.66%	2.34%	2.16%	2.13%
Portfolio turnover rate(d)	22%	24%	33%	20%	41%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Agriculture Portfolio (PAGG)

	Year Ended October 31,
	2014		2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$29.60		$29.82	$29.71	$30.58	$23.48
Net investment income(a)	0.69	(b)	0.49	0.35	0.20	0.33
Net realized and unrealized gain (loss) on investments	(0.29)		(0.22)	0.15 (c)	(0.79)	6.92
Total from investment operations	0.40		0.27	0.50	(0.59)	7.25
Distributions to shareholders from:
Net investment income	(0.69)		(0.49)	(0.39)	(0.28)	(0.15)
Net asset value at end of year	$29.31		$29.60	$29.82	$29.71	$30.58
Market price at end of year(d)	$29.25		$29.49	$29.66	$29.47	$30.68
Net Asset Value Total Return(e)	1.31%		0.91%	1.85%	(1.93)%	30.99%
Market Price Total Return(e)	1.49%		1.07%	2.13%	(3.04)%	32.61%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$55,698		$93,233	$108,832	$123,314	$59,636
Ratio to average net assets of:
Expenses	0.75%		0.76%	0.75%	0.75%	0.75%
Net investment income	2.31	%(b)	1.63%	1.22%	0.64%	1.25%
Portfolio turnover rate(f)	22%		17%	30%	16%	19%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.53 and 1.77%, respectively.
(c)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f) Portfolio	turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Global Clean Energy Portfolio (PBD)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$12.04	$7.40	$9.89	$13.95	$15.53
Net investment income(a)	0.11	0.10	0.17	0.13	0.03
Net realized and unrealized gain (loss) on investments	0.47 (b)	4.65	(2.47)	(4.10)	(1.60)
Total from investment operations	0.58	4.75	(2.30)	(3.97)	(1.57)
Distributions to shareholders from:
Net investment income	(0.10)	(0.11)	(0.19)	(0.09)	(0.01)
Net asset value at end of year	$12.52	$12.04	$7.40	$9.89	$13.95
Market price at end of year(c)	$12.60	$12.03	$7.34	$9.77	$13.91
Net Asset Value Total Return(d)	4.79%	64.73%	(23.35)%	(28.54)%	(10.14)%
Market Price Total Return(d)	5.55%	65.94%	(23.03)%	(29.20)%	(9.58)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$77,288	$81,000	$56,456	$126,634	$161,786
Ratio to average net assets of:
Expenses	0.76%	0.82%	0.75%	0.75%	0.75%
Net investment income	0.83%	1.10%	2.05%	1.00%	0.22%
Portfolio turnover rate(e)	53%	48%	54%	66%	39%

(a)	Based on average shares outstanding.
(b)	Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $0.42 and total return would have been lower.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$21.32	$40.49	$45.42	$46.70	$34.16
Net investment income(a)	0.05	0.19	0.22	0.10	0.03
Net realized and unrealized gain (loss) on investments	(6.07)	(19.26)	(4.54)	0.19	12.60
Total from investment operations	(6.02)	(19.07)	(4.32)	0.29	12.63
Distributions to shareholders from:
Net investment income	(0.05)	(0.10)	(0.61)	(0.93)	(0.09)
Capital gains	—	—	—	(0.64)	(0.00	)(b)
Total distributions	(0.05)	(0.10)	(0.61)	(1.57)	(0.09)
Net asset value at end of year	$15.25	$21.32	$40.49	$45.42	$46.70
Market price at end of year(c)	$15.17	$21.19	$41.12	$45.08	$46.77
Net Asset Value Total Return(d)	(28.31)%	(47.10)%	(9.48)%	0.41%	37.05%
Market Price Total Return(d)	(28.25)%	(48.22)%	(7.37)%	(0.54)%	36.65%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$18,299	$29,848	$38,462	$54,500	$58,377
Ratio to average net assets of:
Expenses	0.75%	0.76%	0.75%	0.75%	0.75%
Net investment income	0.24%	0.70%	0.57%	0.20%	0.07%
Portfolio turnover rate(e)	18%	14%	19%	9%	27%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $(0.005).
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Financial Highlights (continued)

PowerShares Global Water Portfolio (PIO)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$21.91	$17.01	$17.17	$18.68	$17.15
Net investment income(a)	0.34	0.36	0.32	0.27	0.22
Net realized and unrealized gain (loss) on investments	1.44	4.86	(0.15)	(1.49)	1.56
Total from investment operations	1.78	5.22	0.17	(1.22)	1.78
Distributions to shareholders from:
Net investment income	(0.34)	(0.32)	(0.33)	(0.29)	(0.25)
Net asset value at end of year	$23.35	$21.91	$17.01	$17.17	$18.68
Market price at end of year(b)	$23.30	$21.96	$16.93	$16.95	$18.69
Net Asset Value Total Return(c)	8.08%	30.91%	1.11%	(6.68)%	10.47%
Market Price Total Return(c)	7.59%	31.84%	1.95%	(7.92)%	11.30%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$288,367	$227,854	$206,712	$278,951	$322,155
Ratio to average net assets of:
Expenses	0.76%	0.83%	0.75%	0.75%	0.75%
Net investment income	1.46%	1.86%	1.90%	1.38%	1.23%
Portfolio turnover rate(d)	28%	52%	104%	26%	27%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares International BuyBack AchieversTM Portfolio (IPKW)

	For the Period February 24, 2014(a) Through October 31, 2014

Per Share Operating Performance:
Net asset value at beginning of period	$25.03
Net investment income(b)	0.33
Net realized and unrealized gain (loss) on investments	(0.09)
Total from investment operations	0.24
Distributions to shareholders from:
Net investment income	(0.22)
Net asset value at end of period	$25.05
Market price at end of period(c)	$25.35
Net Asset Value Total Return(d)	0.91	%(e)
Market Price Total Return(d)	2.11	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$17,537
Ratio to average net assets of:
Expenses	0.55	%(f)
Net investment income	1.88	%(f)
Portfolio turnover rate(g)	130%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 27, 2014, the first day of trading on the Exchange) to October 31, 2014 was 1.23%. The market price total return from Fund Inception to October 31, 2014 was 1.87%.
(f) Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Financial Highlights (continued)

PowerShares S&P International Developed High Quality Portfolio (IDHQ)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$19.67	$16.65	$16.03	$17.09	$15.66
Net investment income(a)	0.35	0.32	0.29	0.34	0.27
Net realized and unrealized gain (loss) on investments	(0.21)	3.04	0.62	(0.89)	1.47
Total from investment operations	0.14	3.36	0.91	(0.55)	1.74
Distributions to shareholders from:
Net investment income	(0.39)	(0.34)	(0.29)	(0.51)	(0.31)
Net asset value at end of year	$19.42	$19.67	$16.65	$16.03	$17.09
Market price at end of year(b)	$19.59	$19.68	$16.81	$15.65	$17.03
Net Asset Value Total Return(c)	0.66%	20.44%	5.87%	(3.40)%	11.33%
Market Price Total Return(c)	1.48%	19.34%	9.50%	(5.35)%	12.51%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$16,505	$21,641	$18,312	$20,033	$32,480
Ratio to average net assets of:
Expenses, after Waivers	0.47%	0.57%	0.75%	0.75%	0.75%
Expenses, prior to Waivers	0.47%	0.59%	0.75%	0.75%	0.75%
Net investment income, after Waivers	1.73%	1.79%	1.82%	1.89%	1.72%
Portfolio turnover rate(d)	57%	28%	115%	83%	125%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2014

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2014, the Trust offered fifty-eight portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA Developed Markets Momentum Portfolio (PIZ)	“DWA Developed Markets Momentum Portfolio”
PowerShares DWA Emerging Markets Momentum Portfolio (PIE)	“DWA Emerging Markets Momentum Portfolio”
PowerShares Emerging Markets Infrastructure Portfolio (PXR)	“Emerging Markets Infrastructure Portfolio”
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	“FTSE RAFI Asia Pacific ex-Japan Portfolio”
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	“FTSE RAFI Developed Markets ex-U.S. Portfolio”
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	“FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio”
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	“FTSE RAFI Emerging Markets Portfolio”
PowerShares Global Agriculture Portfolio (PAGG)	“Global Agriculture Portfolio”
PowerShares Global Clean Energy Portfolio (PBD)	“Global Clean Energy Portfolio”
PowerShares Global Gold and Precious Metals Portfolio (PSAU)	“Global Gold and Precious Metals Portfolio”
PowerShares Global Water Portfolio (PIO)	“Global Water Portfolio”
PowerShares International BuyBack AchieversTM Portfolio (IPKW)*	“International BuyBack AchieversTM Portfolio”
PowerShares S&P International Developed High Quality Portfolio (IDHQ)	“S&P International Developed High Quality Portfolio”

*	Commenced operations on February 24, 2014.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange
DWA Developed Markets Momentum Portfolio	NYSE Arca, Inc.
DWA Emerging Markets Momentum Portfolio	NYSE Arca, Inc.
Emerging Markets Infrastructure Portfolio	NYSE Arca, Inc.
FTSE RAFI Asia Pacific ex-Japan Portfolio	NYSE Arca, Inc.
FTSE RAFI Developed Markets ex-U.S. Portfolio	NYSE Arca, Inc.
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	NYSE Arca, Inc.
FTSE RAFI Emerging Markets Portfolio	NYSE Arca, Inc.
Global Agriculture Portfolio	The NASDAQ Stock Market LLC
Global Clean Energy Portfolio	NYSE Arca, Inc.
Global Gold and Precious Metals Portfolio	The NASDAQ Stock Market LLC
Global Water Portfolio	NYSE Arca, Inc.
International BuyBack AchieversTM Portfolio	The NASDAQ Stock Market LLC
S&P International Developed High Quality Portfolio	NYSE Arca, Inc.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

94

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA Developed Markets Momentum Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index
DWA Emerging Markets Momentum Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index
Emerging Markets Infrastructure Portfolio	S-Network Emerging Infrastructure Builders IndexSM
FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Developed Asia Pacific ex Japan Index
FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed ex U.S. Index
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex U.S. Mid-Small 1500 Index
FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Markets Index
Global Agriculture Portfolio	NASDAQ OMX Global Agriculture IndexSM
Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index
Global Gold and Precious Metals Portfolio	NASDAQ OMX Global Gold and Precious Metals IndexSM
Global Water Portfolio	NASDAQ OMX Global Water IndexSM
International BuyBack AchieversTM Portfolio	NASDAQ International BuyBack AchieversTM Index
S&P International Developed High Quality Portfolio	S&P International Developed High Quality Rankings Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per Share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing

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service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Global Agriculture Portfolio, Global Gold and Precious Metals Portfolio, Global Water Portfolio and International BuyBack AchieversTM Portfolio are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

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Sampling Risk. FTSE RAFI Emerging Markets Portfolio’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in the Fund’s Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of its securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

F. Dividends and Distributions to Shareholders

Each Fund (except for Global Agriculture Portfolio and Global Gold and Precious Metals Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Global Agriculture Portfolio and Global Gold and Precious Metals Portfolio each declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

G. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising

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from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

H. Securities Lending

During the fiscal year ended October 31, 2014, DWA Developed Markets Momentum Portfolio, Emerging Markets Infrastructure Portfolio, FTSE RAFI Developed Markets ex-U.S. Portfolio, FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, FTSE RAFI Emerging Markets Portfolio, Global Agriculture Portfolio, Global Clean Energy Portfolio, Global Gold and Precious Metals Portfolio and Global Water Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any. DWA Developed Markets Momentum Portfolio and FTSE RAFI Emerging Markets Portfolio no longer participate in securities lending.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
DWA Developed Markets Momentum Portfolio	0.80%
DWA Emerging Markets Momentum Portfolio	0.90%
Emerging Markets Infrastructure Portfolio	0.75%
FTSE RAFI Asia Pacific ex-Japan Portfolio	0.49%
FTSE RAFI Developed Markets ex-U.S. Portfolio	0.45%
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.49%
FTSE RAFI Emerging Markets Portfolio	0.49%
Global Agriculture Portfolio	0.75%
Global Clean Energy Portfolio	0.75%
Global Gold and Precious Metals Portfolio	0.75%
Global Water Portfolio	0.75%
International BuyBack AchieversTM Portfolio	0.55%
S&P International Developed High Quality Portfolio	0.45%

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Further, through August 31, 2015, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the year ended October 31, 2014, the Adviser waived fees for each Fund in the following amounts:

DWA Developed Markets Momentum Portfolio	$1,289
DWA Emerging Markets Momentum Portfolio	1,106
Emerging Markets Infrastructure Portfolio	85
FTSE RAFI Asia-Pacific ex-Japan Portfolio	29
FTSE RAFI Developed Markets ex-U.S. Portfolio	616
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	92
FTSE RAFI Emerging Markets Portfolio	408
Global Agriculture Portfolio	27
Global Clean Energy Portfolio	27
Global Gold and Precious Metals Portfolio	8
Global Water Portfolio	112
International BuyBack AchieversTM Portfolio	15
S&P International Developed High Quality Portfolio	19

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA Developed Markets Momentum Portfolio	Dorsey Wright & Associates, Inc.
DWA Emerging Markets Momentum Portfolio	Dorsey Wright & Associates, Inc.
Emerging Markets Infrastructure Portfolio	S-Network Global Indexes, LLC
FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE International Ltd.
FTSE RAFI Emerging Markets Portfolio	FTSE International Ltd.
Global Agriculture Portfolio	The NASDAQ OMX Group, Inc.
Global Clean Energy Portfolio	WilderHill New Energy Finance, LLC
Global Gold and Precious Metals Portfolio	The NASDAQ OMX Group, Inc.
Global Water Portfolio	The NASDAQ OMX Group, Inc.
International BuyBack AchieversTM Portfolio	The NASDAQ OMX Group, Inc.
S&P International Developed High Quality Portfolio	Standard & Poor’s®

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

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Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2014, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
DWA Emerging Markets Momentum Portfolio
Equity Securities	$396,981,510	$5,414,120	$—	$402,395,630

Emerging Markets Infrastructure Portfolio
Equity Securities	36,419,654	422,072	721,572	37,563,298

FTSE RAFI Asia Pacific ex-Japan Portfolio
Equity Securities	44,223,174	153,882	0	44,377,056

FTSE RAFI Developed Markets ex-U.S. Portfolio
Equity Securities	761,413,470	347,267	0	761,760,737

FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio
Equity Securities	107,130,109	—	18,385	107,148,494

FTSE RAFI Emerging Markets Portfolio
Equity Securities	386,744,029	—	10,650	386,754,679

Global Clean Energy Portfolio
Equity Securities	88,626,474	450,901	—	89,077,375

A reconciliation of Level 3 investments is presented when a Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for Emerging Markets Infrastructure Portfolio during the fiscal year ended October 31, 2014:

	Beginning Balance, as of October 31, 2013	Purchases	Sales	Net Realized Gain	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of October 31, 2014
Equity Securities	$—	$835,184	$(83,217)	$7,944	$(38,339)	$—	$—	$721,572

During the period, shares of the common stock halted trading in advance of a planned reorganization and the fair value measurement was determined using a recent transaction price and considered a Level 3 valuation. A significant change in information which affects the security’s trading activity or liquidity could result in a significant increase or decrease in fair value.

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
	Ordinary Income	Ordinary Income
DWA Developed Markets Momentum Portfolio	$19,746,499	$3,597,170
DWA Emerging Markets Momentum Portfolio	2,061,393	2,868,044
Emerging Markets Infrastructure Portfolio	866,127	1,102,715
FTSE RAFI Asia-Pacific ex-Japan Portfolio	1,506,901	2,197,612

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	2014	2013
	Ordinary Income	Ordinary Income
FTSE RAFI Developed Markets ex-U.S. Portfolio	$27,361,461	$13,063,725
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	2,395,852	1,686,447
FTSE RAFI Emerging Markets Portfolio	11,183,593	9,316,286
Global Agriculture Portfolio	1,765,946	1,616,385
Global Clean Energy Portfolio	739,610	790,701
Global Gold and Precious Metals Portfolio	57,809	126,163
Global Water Portfolio	3,894,272	3,313,392
International BuyBack AchieversTM Portfolio	143,571	—
S&P International Developed High Quality Portfolio	410,462	373,989

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
DWA Developed Markets Momentum Portfolio	$669,979	$2,137,581	$(43,772)	$(62,859,501)	$443,417,351	$383,321,638
DWA Emerging Markets Momentum Portfolio	421,849	31,797,348	(3,375)	(90,471,752)	460,939,713	402,683,783
Emerging Markets Infrastructure Portfolio	109,240	(5,361,773)	(72)	(29,700,396)	71,763,780	36,810,779
FTSE RAFI Asia-Pacific ex-Japan Portfolio	144,522	1,676,992	(48)	(6,274,096)	48,821,726	44,369,096
FTSE RAFI Developed Markets ex-U.S. Portfolio	3,183,905	18,143,536	(93,568)	(23,601,578)	764,635,141	762,267,436
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	525,323	2,266,160	(10,823)	(7,079,720)	110,213,630	105,914,570
FTSE RAFI Emerging Markets Portfolio	1,122,949	(41,753,875)	(13,669)	(41,115,649)	468,960,657	387,200,413
Global Agriculture Portfolio	142,244	(6,111,500)	(12,050)	(7,317,972)	68,997,475	55,698,197
Global Clean Energy Portfolio	218,681	6,967,222	(7,606)	(214,283,479)	284,393,142	77,287,960
Global Gold and Precious Metals Portfolio	41,296	(20,426,476)	(689)	(7,399,985)	46,084,849	18,298,995
Global Water Portfolio	555,193	49,642,556	(17,500)	(145,540,164)	383,727,054	288,367,139
International BuyBack AchieversTM Portfolio	31,150	(444,605)	(1,078)	(804,393)	18,755,770	17,536,844
S&P International Developed High Quality Portfolio	47,603	150,470	(3,314)	(47,981,952)	64,292,478	16,505,285

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following Funds have capital loss carryforwards as of October 31, 2014, which expire as follows:

						Post-effective no expiration
	2015	2016	2017	2018	2019	Short-Term	Long-Term	Total*	Utilized
DWA Developed Markets Momentum Portfolio	$—	$17,174,329	$6,761,697	$1,071,796	$11,083,378	$26,768,301	$—	$62,859,501	$—
DWA Emerging Markets Momentum Portfolio	—	14,116,179	5,190,203	602,137	18,886,830	51,676,403	—	90,471,752	—
Emerging Markets Infrastructure Portfolio	—	—	—	5,545	7,449,409	5,056,901	17,188,541	29,700,396	—
FTSE RAFI Asia-Pacific ex-Japan Portfolio	—	317,335	4,187,699	923,451	—	320,865	524,746	6,274,096	—
FTSE RAFI Developed Markets ex-U.S. Portfolio	54,729	2,040,934	8,801,477	5,210,563	1,248,239	—	6,245,636	23,601,578	2,865,591

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						Post-effective no expiration
	2015	2016	2017	2018	2019	Short-Term	Long-Term	Total*	Utilized
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$—	$192,155	$2,633,165	$695,775	$—	$78,681	$3,479,944	$7,079,720	$—
FTSE RAFI Emerging Markets Portfolio	—	5,378,903	11,700,199	450,476	—	1,659,889	21,926,182	41,115,649	—
Global Agriculture Portfolio	—	—	—	—	365,885	746,656	6,205,431	7,317,972	—
Global Clean Energy Portfolio	155,633	34,356,421	65,130,758	22,796,787	31,202,293	8,271,525	52,370,062	214,283,479	—
Global Gold and Precious Metals Portfolio	—	—	—	—	374,482	728,133	6,297,370	7,399,985	—
Global Water Portfolio	589,102	64,839,461	41,990,185	1,909,380	4,235,497	7,138,050	24,838,489	145,540,164	3,363,122
International BuyBack AchieversTM Portfolio	—	—	—	—	—	804,393	—	804,393	—
S&P International Developed High Quality Portfolio	47,847	23,676,544	19,713,557	980,146	2,056,117	1,310,427	197,314	47,981,952	405,571

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 6. Investment Transactions

For the fiscal year ended October 31, 2014, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
DWA Developed Markets Momentum Portfolio	$623,632,685	$608,694,764
DWA Emerging Markets Momentum Portfolio	517,854,639	492,326,384
Emerging Markets Infrastructure Portfolio	10,083,748	19,483,776
FTSE RAFI Asia-Pacific ex-Japan Portfolio	7,483,105	8,298,841
FTSE RAFI Developed Markets ex-U.S. Portfolio	126,406,517	120,375,779
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	28,038,629	26,861,777
FTSE RAFI Emerging Markets Portfolio	97,534,493	81,887,140
Global Agriculture Portfolio	16,593,422	20,330,327
Global Clean Energy Portfolio	49,398,031	49,591,656
Global Gold and Precious Metals Portfolio	4,471,427	4,463,371
Global Water Portfolio	78,446,105	75,063,269
International BuyBack AchieversTM Portfolio	21,828,589	19,198,165
S&P International Developed High Quality Portfolio	11,697,182	12,073,510

For the fiscal year ended October 31, 2014, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA Developed Markets Momentum Portfolio	$282,370,972	$402,582,143
DWA Emerging Markets Momentum Portfolio	66,843,531	55,788,543
Emerging Markets Infrastructure Portfolio	—	22,456,716
FTSE RAFI Asia-Pacific ex-Japan Portfolio	1,962,455	3,624,776
FTSE RAFI Developed Markets ex-U.S. Portfolio	192,316,960	45,680,407
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	20,253,117	10,939,897
FTSE RAFI Emerging Markets Portfolio	39,906,347	14,981,731
Global Agriculture Portfolio	5,496,653	39,077,226
Global Clean Energy Portfolio	22,437,009	29,091,014
Global Gold and Precious Metals Portfolio	3,996,179	7,931,208
Global Water Portfolio	42,587,258	—
International BuyBack AchieversTM Portfolio	27,727,685	12,355,872
S&P International Developed High Quality Portfolio	6,597,218	11,420,589

102

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2014, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
DWA Developed Markets Momentum Portfolio	$381,293,761	$2,137,581	$16,826,280	$(14,688,699)
DWA Emerging Markets Momentum Portfolio	370,598,282	31,797,348	41,843,248	(10,045,900)
Emerging Markets Infrastructure Portfolio	42,925,071	(5,361,773)	5,560,771	(10,922,544)
FTSE RAFI Asia-Pacific ex-Japan Portfolio	42,700,064	1,676,992	5,668,199	(3,991,207)
FTSE RAFI Developed Markets ex-U.S. Portfolio	743,617,201	18,143,536	71,869,224	(53,725,688)
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	104,882,334	2,266,160	13,633,006	(11,366,846)
FTSE RAFI Emerging Markets Portfolio	428,508,554	(41,753,875)	38,027,772	(79,781,647)
Global Agriculture Portfolio	64,794,122	(6,111,500)	6,398,264	(12,509,764)
Global Clean Energy Portfolio	82,110,153	6,967,222	13,889,968	(6,922,746)
Global Gold and Precious Metals Portfolio	39,098,718	(20,426,476)	69,035	(20,495,511)
Global Water Portfolio	252,840,871	49,642,556	55,273,718	(5,631,162)
International BuyBack AchieversTM Portfolio	18,010,352	(444,605)	591,140	(1,035,745)
S&P International Developed High Quality Portfolio	16,340,649	150,470	1,352,868	(1,202,398)

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on October 31, 2014, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2014, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Developed Markets Momentum Portfolio	$699,396	$(54,901,304)	$54,201,908
DWA Emerging Markets Momentum Portfolio	(465,290)	(5,195,896)	5,661,186
Emerging Markets Infrastructure Portfolio	(37,213)	2,250,149	(2,212,936)
FTSE RAFI Asia-Pacific ex-Japan Portfolio	56,211	(275,169)	218,958
FTSE RAFI Developed Markets ex-U.S. Portfolio	203,162	(9,280,338)	9,077,176
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	221,212	(4,259,764)	4,038,552
FTSE RAFI Emerging Markets Portfolio	(134,886)	67,666	67,220
Global Agriculture Portfolio	(19,338)	(3,507,510)	3,526,848
Global Clean Energy Portfolio	34,537	(9,420,966)	9,386,429
Global Gold and Precious Metals Portfolio	89,367	1,080,949	(1,170,316)
Global Water Portfolio	(94,110)	94,110	—
International BuyBack AchieversTM Portfolio	(23,990)	(788,413)	812,403
S&P International Developed High Quality Portfolio	51,186	(2,832,481)	2,781,295

Note 8. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and Officer of the Funds. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

103

Note 9. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for DWA Developed Markets Momentum Portfolio, FTSE RAFI Developed Markets ex-U.S. Portfolio and FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and 75,000 Shares for Global Clean Energy Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

DWA Emerging Markets Momentum Portfolio charges certain transaction fees for creations and redemptions, which are treated as increases in capital, which are shown in the Statements of Changes in Net Assets as Transaction fees.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 10. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

104

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares International BuyBack AchieversTM Portfolio and PowerShares S&P International Developed High Quality Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2014

105

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2014.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA Developed Markets Momentum Portfolio (PIZ)
Actual	$1,000.00	$939.34	0.80%	$3.91
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80	4.08
PowerShares DWA Emerging Markets Momentum Portfolio (PIE)
Actual	1,000.00	1,066.81	0.90	4.69
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90	4.58
PowerShares Emerging Markets Infrastructure Portfolio (PXR)
Actual	1,000.00	999.10	0.76	3.83
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.76	3.87
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)
Actual	1,000.00	976.43	0.49	2.44
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)
Actual	1,000.00	940.97	0.46	2.25
Hypothetical (5% return before expenses)	1,000.00	1,022.89	0.46	2.35
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)
Actual	1,000.00	945.97	0.50	2.45
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)
Actual	1,000.00	1,034.22	0.49	2.51
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50

106

Fees and Expenses (continued)

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Global Agriculture Portfolio (PAGG)
Actual	$1,000.00	$961.46	0.76%	$3.76
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.76	3.87
PowerShares Global Clean Energy Portfolio (PBD)
Actual	1,000.00	968.96	0.77	3.82
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.77	3.92
PowerShares Global Gold and Precious Metals Portfolio (PSAU)
Actual	1,000.00	732.64	0.75	3.28
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82
PowerShares Global Water Portfolio (PIO)
Actual	1,000.00	990.95	0.77	3.86
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.77	3.92
PowerShares International BuyBack AchieversTM Portfolio (IPKW)
Actual	1,000.00	1,001.90	0.55	2.78
Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55	2.80
PowerShares S&P International Developed High Quality Portfolio (IDHQ)
Actual	1,000.00	967.74	0.50	2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expenses ratios based on annualized data in the Financial Highlights.

107

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal Income Tax Information

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
DWA Developed Markets Momentum Portfolio	42%	0%
DWA Emerging Markets Momentum Portfolio	100%	0%
Emerging Markets Infrastructure Portfolio	85%	0%
FTSE RAFI Asia-Pacific ex-Japan Portfolio	93%	0%
FTSE RAFI Developed Markets ex-U.S. Portfolio	92%	0%
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	93%	0%
FTSE RAFI Emerging Markets Portfolio	64%	0%
Global Agriculture Portfolio	100%	15%
Global Clean Energy Portfolio	100%	18%
Global Gold and Precious Metals Portfolio	100%	70%
Global Water Portfolio	100%	13%
International BuyBack AchieversTM Portfolio	100%	0%
S&P International Developed High Quality Portfolio	100%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
DWA Developed Markets Momentum Portfolio	$15,311,861	$997,837
DWA Emerging Markets Momentum Portfolio	6,162,063	904,330
Emerging Markets Infrastructure Portfolio	1,081,143	131,437
FTSE RAFI Asia-Pacific ex-Japan Portfolio	1,735,581	43,411
FTSE RAFI Developed Markets ex-U.S. Portfolio	26,818,900	1,350,956
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	2,708,540	276,806
FTSE RAFI Emerging Markets Portfolio	14,027,904	1,430,804
Global Agriculture Portfolio	1,880,095	180,306
Global Clean Energy Portfolio	—	—
Global Gold and Precious Metals Portfolio	—	—
Global Water Portfolio	4,980,169	492,818
International BuyBack AchieversTM Portfolio	—	—
S&P International Developed High Quality Portfolio	525,955	76,804

108

Trustees and Officers

The Trustees and officers information is current as of October 31, 2014.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	116	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	116	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Retired. Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance and Chief Accounting Officer, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	116	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	116	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	116	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

109

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	116	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	116	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

110

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	116	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

111

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

112

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (since 2014); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Deputy Chief Compliance Officer of Invesco Advisers, Inc. (since 2014); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2012); U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

113

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2014 Invesco PowerShares Capital Management LLC		P-PS-AR-8
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

October 31, 2014

2014 Annual Report to Shareholders

PLW	PowerShares 1-30 Laddered Treasury Portfolio

BAB	PowerShares Build America Bond Portfolio

PWZ	PowerShares California AMT-Free Municipal Bond Portfolio (formerly PowerShares Insured California Municipal Bond Portfolio)

PCEF	PowerShares CEF Income Composite Portfolio

DSUM	PowerShares Chinese Yuan Dim Sum Bond Portfolio

PCY	PowerShares Emerging Markets Sovereign Debt Portfolio

PFEM	PowerShares Fundamental Emerging Markets Local Debt Portfolio

PHB	PowerShares Fundamental High Yield® Corporate Bond Portfolio

PFIG	PowerShares Fundamental Investment Grade Corporate Bond Portfolio

PGHY	PowerShares Global Short Term High Yield Bond Portfolio

PICB	PowerShares International Corporate Bond Portfolio

LDRI	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

PZA	PowerShares National AMT-Free Municipal Bond Portfolio (formerly PowerShares Insured National Municipal Bond Portfolio)

PZT	PowerShares New York AMT-Free Municipal Bond Portfolio (formerly PowerShares Insured New York Municipal Bond Portfolio)

PGX	PowerShares Preferred Portfolio

VRP	PowerShares Variable Rate Preferred Portfolio

PVI	PowerShares VRDO Tax-Free Weekly Portfolio

2

The Market Environment

Fixed Income

The fiscal year began with uncertainty over future policies of the US Federal Reserve (the “Fed”), especially its quantitative easing program, which was the primary driver of bond market volatility that lasted through the fourth quarter of 2013. The yield of the benchmark 10-year Treasury note crossed the 3% threshold for the first time in more than two years by the end of December.

During the first half of 2014, bond market returns were generally positive, strengthened by a general decline in yields due to renewed concerns over US economic growth following unexpectedly disruptive winter weather in the first quarter of 2014. Yields also were pushed lower due to demand driven by rising tensions in Eastern Europe and the Middle East, which prompted investors to seek safety. The yield on the 10-year Treasury note fell to 2.5% by the end of June. This happened despite the Fed’s tapering of its quantitative easing via bond purchases from $85 billion per month in January to $35 billion a month by the end of June.

Meanwhile, improved economic data, central bank stimulus and investors’ demand for yield drove rallies in credit-related markets, such as emerging market debt and high yield corporate bonds. The returns for these two market sectors provided nearly double the return of the global investment-grade market for the same period, as measured by their respective Barclays indexes. A favorable supply/demand dynamic and solid credit fundamentals supported the “risk-on” environment throughout most of the year, although these markets endured notable volatility near the end of the reporting period. As the period drew to a close, investors once again favored credit risk assets despite slower economic activity and escalating geopolitical concerns.

Domestic Equity

The US economy remained “good but not great” during the fiscal year ended October 31, 2014. Slow but steady growth, helped by historically low interest rates, generally led US equity markets higher during the reporting period. The fiscal year began with renewed optimism after it became apparent that a two-week federal government shutdown had not derailed the economy. Evidence of economic improvement caused the US equity market to rally in late 2013 despite the announcement by the Fed in December that it would begin reducing the scope of its asset purchase program in early 2014. The US stock market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. Unusually cold winter weather negatively affected consumers, and the US economy contracted in the first quarter before rebounding strongly in the second quarter. While corporate earnings were generally resilient throughout the fiscal year, driven by strong profitability across many sectors, investors worried about political developments in Ukraine and signs of economic sluggishness in China. Toward the end of the reporting period, a sharp drop in global oil prices, evidence of economic stagnation in Europe and concern about the first cases of Ebola in the US increased market volatility.

International Equity

Global equity markets generally rose during the fiscal year ended October 31, 2014, on signs that economic growth was accelerating as a result of the loose monetary policies of many developed countries’ central banks. While 2014 began on an optimistic note, global equity markets pulled back at various points in reaction to economic and geopolitical concerns. These concerns included worries about potentially negative effects of the Fed reducing the scope of its asset purchase program beginning in early 2014, an Argentine sovereign bond default and eurozone banking concerns. Global equity markets also fell as geopolitical tensions in Ukraine and the Middle East weakened the outlook for global growth.

Advanced economies such as the UK and US saw a modest but stronger rebound than Europe, where a nascent recovery has stalled. A more supportive monetary policy in the eurozone may be positive for equity markets there, and we have seen evidence of earnings recovery coming through. Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus. Consumer spending in Japan has been weak for some time, and retail sales and household spending increased only gradually during the reporting period—although improved corporate earnings were an encouraging sign.

Equity market performance in emerging markets was mixed. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while many countries in Asia, including India, Indonesia and the Philippines, experienced strong positive gains.

3

PLW	Manager’s Analysis
PowerShares 1-30 Laddered Treasury Portfolio (PLW)

As an index fund, the PowerShares 1-30 Laddered Treasury Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (the “Index”). The Index measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. The NASDAQ OMX Group, Inc. (the “Index Provider”) allows a six-month maturity deviation if securities with a desired maturity date are not available.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects securities for inclusion in the Index that are U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. The Index Provider does not include Treasury inflation-protected securities, bills or zero-coupon securities in the Index. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 7.77%. On a net asset value (“NAV”) basis, the Fund returned 7.71%. During the same time period, the Index returned 7.96%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Barclays U.S. Treasury Index (the “Benchmark Index”) returned 2.78%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 250 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the roughly 5-year average duration U.S. Treasury market. The performance of the Fund differed from that of the Benchmark Index in part due to the fact that the duration of the Fund is more than double that of the Benchmark Index.

For the fiscal year ended October 31, 2014, bonds with maturities of 10 or more years contributed most significantly to the Fund’s return, followed by bonds with maturities between 7 and 10 years and bonds with maturities between 5 and 7 years, respectively. There were no detracting maturity years.

Positions that contributed most significantly to the Fund’s return included United States Treasury Bonds, 4.5% coupon, due 02/15/36 (portfolio average weight of 10.09%), and United States Treasury Bonds, 5.375% coupon, due 02/15/31 (portfolio average weight of 10.01%). There were no detracting positions.

Duration Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Maturing in 0-5 Years	18.3
Maturing in 6-10 Years	15.8
Maturing in 11-15 Years	16.5
Maturing in 16-20 Years	10.1
Maturing in 21-25 Years	24.2
Maturing in 26-30 Years	14.2
Money Market Fund Plus Other Assets Less Liabilities	0.9

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
United States Treasury Bonds, 4.500, 02/15/36	10.4
United States Treasury Bonds, 5.375, 02/15/31	10.0
United States Treasury Bonds, 3.625, 02/15/44	3.6
United States Treasury Bonds, 3.125, 02/15/43	3.6
United States Treasury Bonds, 3.125, 02/15/42	3.5
United States Treasury Bonds, 3.500, 02/15/39	3.5
United States Treasury Bonds, 4.750, 02/15/41	3.5
United States Treasury Bonds, 4.625, 02/15/40	3.5
United States Treasury Bonds, 4.375, 02/15/38	3.5
United States Treasury Bonds, 4.750, 02/15/37	3.5
Total	48.6

4

PowerShares 1-30 Laddered Treasury Portfolio (PLW) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index	7.96%	3.30%	10.24%	6.23%	35.30%	6.97%	60.81%
Barclays U.S. Treasury Index	2.78	1.64	5.00	3.45	18.50	4.60	37.38
Fund
NAV Return	7.71	3.04	9.41	5.92	33.30	6.65	57.47
Market Price Return	7.77	2.90	8.94	5.92	33.29	6.62	57.14

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

BAB	Manager’s Analysis
PowerShares Build America Bond Portfolio (BAB)

As an index fund, the PowerShares Build America Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch Build America Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in taxable municipal securities eligible to participate in the Build America Bond program (the “BAB program”) created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid (“Build America Bonds”) and that comprise the Index.

The Index is designed to track the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the BAB program by U.S. states and territories, and their political subdivisions, in the U.S. market. Qualifying securities must have a minimum amount outstanding of $1 million, at least one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s Investors Service, Inc., Standard & Poor’s, a division of The McGraw-Hill Company, Inc., and Fitch Ratings, Inc.). Because Congress did not extend the BAB program, issuance of Build America Bonds ceased on December 31, 2010. Outstanding Build America Bonds remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the BAB program are eligible for the federal tax subsidy. The Index does not include bonds that, under the BAB program, are eligible for tax credits.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 12.44%. On a net asset value (“NAV”) basis, the Fund returned 12.07%. During the same time period, the Index returned 12.90%. During the fiscal year, the Fund employed a “sampling” methodology to attempt to track the Index, rather than full replication methodology. During the fiscal year, the Fund’s duration was slightly shorter than that of the Index. The Fund’s performance differed from the return of the Index primarily due to the impact from the Fund’s “sampling” methodology, this duration difference and the fees and operating expenses that the Fund incurred.

During this same time period, The BofA Merrill Lynch U.S. Corporate Master Index returned 6.49% and Barclays U.S. Aggregate Index returned 4.14% (both are “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 6,400 securities and 8,958 securities, respectively. The adviser provided these Benchmark Indices to help investors better understand how the investment results of the Fund compare to the performance of a benchmark of investment grade corporate debt with at least one year to maturity and a benchmark representative of the U.S investment-grade, fixed-rate bond market, respectively.

The performance of the Fund differed from the Benchmark Indices in part because of the continuing low interest rate environment and limited supply of Build America Bonds, thus resulting in the Build America Bond market outperforming other markets within the fixed-income universe.

For the fiscal year ended October 31, 2014, specific state exposure that contributed most significantly to the Fund’s return included California (portfolio average weight of 21.12%), Illinois (portfolio average weight of 12.40%), and Texas (portfolio average weight of 10.15%). There were no detracting states.

Positions that contributed most significantly to the Fund’s return included North Texas Tollway Authority, a revenue bond (portfolio average weight of 3.04%), and Municipal Electric Authority of Georgia, a revenue bond (portfolio average weight of 1.55%). Positions that detracted most significantly from the Fund’s return included Illinois State Bond, 7.10% coupon, due 07/01/35, a municipal bond (no longer held at fiscal year-end), and California State Bond, 7.55% coupon, due 04/01/39, a municipal bond (no longer held at fiscal year-end).

State Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
California	22.8
Illinois	11.2
Texas	9.5
New York	7.2
New Jersey	5.8
Florida	5.6
Washington	4.1
Nevada	3.2
Other States Less Than 3% Each	26.3
Money Market Fund Plus Other Assets Less Liabilities	4.3

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
California State Ser. 09, 7.500, 04/01/34	3.6
North Texas Tollway Auth. Rev. Subordinate Lien Ser. 10B-2, 8.910, 02/01/30	2.8
Illinois State Ser. 10-1, 5.563, 02/01/21	2.3
California State Highway Safety Air Quality Remarketed Ser. 09B, 6.509, 04/01/39	1.9
Chicago Board of Education Ser. 09E, 6.138, 12/01/39	1.8
California State Ser. 10, 7.600, 11/01/40	1.7
University of Texas System Ser. 10C, 4.644, 08/15/30	1.6
Municipal Electric Auth. of Georgia (Plant Vogtle Units 3&4 Project P) Ser. 10, 7.055, 04/01/57	1.5

6

PowerShares Build America Bond Portfolio (BAB) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014 (continued)
Illinois State Ser. 10, 6.900, 03/01/35	1.5
New Jersey State Transportation Trust Fund Auth. System Ser. 10B, 6.561, 12/15/40	1.4
Total	20.1

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
The BofA Merrill Lynch Build America Bond Index	12.90%	7.39%	23.84%	9.19%	54.55%
The BofA Merrill Lynch U.S. Corporate Master Index	6.49	5.19	16.39	6.46	36.37
Barclays U.S. Aggregate Index	4.14	2.73	8.42	4.12	22.12
Fund
NAV Return	12.07	7.01	22.54	9.14	54.26
Market Price Return	12.44	6.97	22.40	9.05	53.61

Fund Inception: November 17, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns, and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Indices performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indices returns are based on the inception date of the Fund.

7

PWZ	Manager’s Analysis
PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)

Effective July 8, 2014, the PowerShares Insured California Municipal Bond Portfolio changed its name to PowerShares California AMT-Free Municipal Bond Portfolio (the “Fund”). On this same date, the underlying index, investment objective, certain fundamental and non-fundamental investment policies and principal investment strategy of the Fund also changed. The underlying index changed from The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index (the “Former Index”) to The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index (the “Index”).

As an index fund, the Fund is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index. The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from the federal alternative minimum tax.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Index provider (the “Index Provider”) for the Index. The Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued in California or any U.S. territory, including Puerto Rico, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 13.84%. On a net asset value (“NAV”) basis, the Fund returned 12.80%. During the same time period, the Index returned 11.49%, the Former Index returned 11.63%, and the Blended-The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index (the “Blended Index”) returned 13.09%. The Blended Index is a composite of the returns of the Former Index through July 8, 2014, and the Index for the remainder of the period. During the fiscal year, the Fund changed the primary vendor used to supply securities prices for the portfolio and is now using the vendor used by the Index Provider. The Fund’s performance differed from the return of the Blended Index primarily due to the difference in pricing vendors as well as fees and operating expenses incurred by the Fund.

During this same time period, the Barclays Municipal Long 20-Year Index (the “Benchmark Index”) returned 11.59% and the Barclays Municipal Insured Long 20-Year Index, the Fund’s former benchmark index (the “Former Benchmark Index”), returned 10.96%. The Benchmark Index and Former Benchmark Index are unmanaged indices weighted by market capitalization based on the average performance of approximately 4,664 and 238 securities, respectively. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years. The Fund’s performance differed from the return of each index primarily due to the impact of the difference in pricing vendors for the Fund.

For the fiscal year ended October 31, 2014, the State of California municipal bonds contributed most significantly to the Fund’s return, followed by Puerto Rico and Guam municipal bonds, respectively. There were no detracting states.

Positions that contributed most significantly to the Fund’s return included California State Various Purpose Ser.13, 5% coupon, due 04/01/43 (portfolio average weight of 0.25%), and Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4, 5% coupon, due 07/01/31 (portfolio average weight of 4.34%). Puerto Rico Highway and Transportation Revenue, 5.25% coupon, due 07/01/39 (no longer held at fiscal year-end), was the only detracting position.

Revenue Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Ad Valorem Property Tax	26.7
Electric Power Revenue	10.9
Lease Revenue	9.7
Water Revenue	7.4
College Revenue	6.9
Miscellaneous Revenue	6.1
Hospital Revenue	5.6
Sales Tax Revenue	5.3
General Fund	4.2
Sewer Revenue	3.9
Port, Airport & Marina Revenue	3.4
Special Assessment	2.5
Tax Increment Revenue	1.7
Other Assets Less Liabilities	5.7

8

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
California State University Rev. Systemwide Ser. 14A, 5.000, 11/01/39	3.5
Guam Power Auth. Rev. Ser. 12A, 5.000, 10/01/30	3.5
Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11, 5.500, 09/01/46	3.4
West Contra Costa California Unified School District Ref. Ser. 12, 5.000, 08/01/32	3.4
San Francisco California City & County Airports Commission (San Francisco International Airport) Ser. 14B, 5.000, 05/01/44	3.4
Los Angeles California Department of Water & Power Rev. Ser. 12B, 5.000, 07/01/43	3.4
California State Various Purpose Ser.13, 5.000, 04/01/43	3.4
Guam Power Auth. Rev. Ser. 10A, 5.000, 10/01/37	3.3
Yosemite California Community College District (Election 2004) Ser. 08C, 5.000, 08/01/32	3.0
Corona-Norco California Unified School District (Election 2006) Ser. 09C, 5.500, 08/01/39	2.7
Total	33.0

Growth of a $10,000 Investment Since Inception†

9

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index††	13.09%	6.70%	21.49%	6.60%	37.68%	5.41%	45.02%
The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index††	11.49	N/A	N/A	N/A	N/A	N/A	N/A
The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index††	11.63	6.24	19.93	6.33	35.91	N/A	N/A
Barclays Municipal Long 20-Year Index	11.59	6.50	20.79	6.55	37.31	5.91	49.98
Barclays Municipal Insured Long 20-Year Index	10.96	6.71	21.51	6.45	36.67	5.83	49.09
Fund
NAV Return	12.80	6.36	20.32	5.97	33.61	4.74	38.65
Market Price Return	13.84	6.57	21.04	6.11	34.53	4.72	38.49

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index, Blended Index, Former Index, Benchmark Index and Former Benchmark Index (“All Indices”) performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. All Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and All Indices returns are based on the inception date of the Fund.

††	“3 Years”, “5 Years” and “Fund Inception” performance for the Index is not available because the Index did not commence until February 12, 2013. The Blended-BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index is comprised of the performance of The BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the date of the change to the Former Index, May 29, 2009 followed by the performance of the Former Index, the Fund’s underlying index for the period May 29, 2009 through the date of the change from the Former Index to the Index, July 8, 2014 followed by the performance of the Index for the period July 8, 2014 through October 31, 2014.

10

PCEF	Manager’s Analysis
PowerShares CEF Income Composite Portfolio (PCEF)

As an index fund, the PowerShares CEF Income Composite Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Composite Closed-End Fund IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of U.S.-listed closed-end funds that comprise the Index. The Fund is a “fund of funds,” as it invests its assets in the common shares of funds included in the Index rather than in individual securities.

S-Network Global Indexes, LLC (the “Index Provider”), compiles, maintains and calculates the Index, which tracks the overall performance of a global universe of U.S.-listed closed-end funds that are organized under the laws of the United States, which may be invested in taxable investment grade fixed-income securities, taxable high yield fixed-income securities and taxable equity options. The Index may include closed-end funds that are advised by an affiliate of Invesco PowerShares Capital Management LLC, the adviser. The number of constituents comprising the Index varies based on the number of closed-end funds that meet the Index’s eligibility criteria at each quarterly rebalancing. The Index Provider selects constituents of the Index from a universe of approximately 350 closed-end funds that: (i) are organized under the laws of the United States and are in compliance with all applicable laws and regulations applicable to closed-end funds; (ii) have a stated investment objective of concentrating in the taxable fixed-income, high yield fixed-income or option income sector; (iii) trade on a recognized North American stock exchange that provides a “last closing price;” (iv) have a minimum capitalization value greater than $100 million; and (v) have an average daily turnover of more than $500,000 per day for the three months prior to the rebalancing date. The Index Provider weights Index constituents based on their net assets, adjusted for their average market price discount and modified to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund generally invests in all of the securities in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 8.27%. On a net asset value (“NAV”) basis, the Fund returned 8.23%. During the same time period, the Index returned 8.71%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended October 31, 2014, the bonds asset class contributed most significantly to the Fund’s return. There were no detracting asset classes.

Positions that contributed most significantly to the Fund’s return included Eaton Vance Tax-Managed Global Diversified Equity Income Fund, a closed-end equity fund (portfolio average weight of 3.72%), and Eaton Vance Tax-Managed Diversified Equity Income Fund, a closed-end equity fund (portfolio average weight of 2.07%). Positions that detracted most significantly from the Fund’s return included Aberdeen Asia-Pacific Income Fund Inc., a closed-end fixed income fund (portfolio average weight of 2.05%), and Voya Prime Rate Trust, a closed-end fixed income fund (portfolio average weight of 0.74%).

Asset Class Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Bonds	49.4
Bonds/High Yield	24.9
Option Income	22.9
Domestic Equity	2.7
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
PIMCO Dynamic Credit Income Fund	3.8
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	2.9
AllianceBernstein Income Fund, Inc.	2.5
DoubleLine Income Solutions Fund	2.4
Eaton Vance Limited Duration Income Fund	2.2
Aberdeen Asia-Pacific Income Fund, Inc.	2.1
BlackRock Credit Allocation Income Trust	2.1
BlackRock Enhanced Equity Dividend Trust	2.1
BlackRock Corporate High Yield Fund, Inc.	2.1
DNP Select Income Fund, Inc.	2.1
Total	24.3

11

PowerShares CEF Income Composite Portfolio (PCEF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S-Network Composite Closed-End Fund IndexSM	8.71%	9.79%	32.32%	8.18%	44.61%
Fund
NAV Return	8.23	9.23	30.34	7.65	41.33
Market Price Return	8.27	9.21	30.26	7.62	41.18

Fund Inception: February 19, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 1.77% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 1.27%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

12

DSUM	Manager’s Analysis
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

As an index fund, the PowerShares Chinese Yuan Dim Sum Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Citigroup Custom Dim Sum (Offshore CNY) Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in Chinese Renminbi (“RMB”)-denominated bonds that comprise the Index.

The Index is designed to provide exposure to RMB-denominated “Dim Sum” bonds that are issued and settled outside of mainland China. Dim Sum bonds generally are issued in Hong Kong by a variety of entities ranging from governments to corporations. The Index, strictly in accordance with its guidelines and mandated procedures, includes securities with a minimum maturity of one month and an outstanding principal amount of at least RMB 1 billion. The Index is composed of RMB-denominated bonds issued by governments, agencies, supranationals and credit securities, but excludes synthetic bonds, retail bonds and CDs. There is no minimum rating requirement for inclusion in the Index. Citigroup Index LLC, the Index provider, rebalances the Index monthly. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 1.12%. On a net asset value (“NAV”) basis, the Fund returned 2.45%. During the same time period, the Index returned 2.97%. The Fund’s performance differed from the return of the Index primarily due to its “sampling” methodology and to fees and operating expenses the Fund incurred during the period.

During this same time period, The BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index (the “Benchmark Index”) returned (1.61)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 9,205 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of the investment-grade, non-sovereign debt publicly issued in major international and Eurobond markets.

The performance of the Fund exceeded that of the Benchmark Index in part because the majority of the Fund’s total return was derived from the coupon of the bonds held by the Fund, which were in a very stable market environment. Other global fixed income markets saw more volatility.

Positions that contributed most significantly to the Fund’s return included Banco BTG Pactual SA, 4.1% coupon, due 03/26/16 (portfolio average weight of 2.89%), and China Government Bond, 3.09% coupon, due 06/29/20 (portfolio average weight of 2.86%). Positions that detracted most significantly from the

Fund’s return included Russian Agriculture Bank OJSC Via RSHB Capital SA, 3.6% coupon, due 02/04/16 (portfolio average weight of 1.83%), and Big Will Investments LTD, 7% coupon, due 04/29/14 (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Banks	26.7
Sovereign	20.6
Real Estate	13.6
Diversified Financial Services	4.3
Electric	3.8
Auto Manufacturers	3.2
Telecommunications	3.0
Mining	2.6
Oil & Gas	2.0
Insurance	2.0
Transportation	1.9
Machinery-Construction & Mining	1.7
Iron/Steel	1.6
Airlines	1.5
Food	1.5
Internet	1.4
Chemicals	1.1
Computers	1.0
Investment Companies	1.0
Lodging	1.0
Multi-National	0.9
Gas	0.9
Holding Companies-Diversified	0.5
Retail	0.5
Building Materials	0.4
Money Market Fund Plus Other Assets Less Liabilities	1.3

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
China Government Bond, 3.090, 11/22/18	3.0
China Government Bond, 2.560, 06/29/17	2.9
China Government Bond, 2.600, 11/22/16	2.4
Banco BTG Pactual SA, 4.100, 03/26/16	2.3
China CITIC Bank Corp. Ltd., 4.125, 02/27/17	2.0
Bestgain Real Estate Lyra Ltd., 4.500, 12/04/18	2.0

13

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014 (continued)
China Development Bank Corp., 3.600, 11/13/18	2.0
China Government Bond, 2.870, 06/27/16	2.0
America Movil SAB de CV, 3.500, 02/08/15	2.0
China Government Bond, 3.090, 06/29/20	1.9
Total	22.5

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Citigroup Custom Dim Sum (Offshore CNY) Bond Index	2.97%	5.79%	18.41%	5.53%	18.18%
The BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index	(1.61)	1.34	4.08	2.24	7.10
Fund
NAV Return	2.45	5.47	17.32	4.81	15.70
Market Price Return	1.12	5.02	15.83	3.30	10.61

Fund Inception: September 23, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

14

PCY	Manager’s Analysis
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

As an index fund, the PowerShares Emerging Markets Sovereign Debt Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DB Emerging Market USD Liquid Balanced Index (the “Index”). The Index measures potential returns of a theoretical portfolio of liquid U.S. dollar-denominated government bonds from emerging market countries.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB”) selects one to three securities from each of the emerging market countries set forth below that (i) are denominated in U.S. dollars, (ii) are sovereign bonds, (iii) have at least three years to maturity, and (iv) have an outstanding float of at least $500 million. Historically, the Index has included bonds issued by the governments of Bulgaria, Brazil, Colombia, Croatia, El Salvador, Hungary, Indonesia, Lithuania, Mexico, Panama, Peru, the Philippines, Pakistan, Poland, Qatar, Russia, Romania, South Africa, South Korea, Turkey, Ukraine, Uruguay, Vietnam and Venezuela; however, this universe of countries may change in accordance with DB’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Index at any given time. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index. The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 9.00%. On a net asset value (“NAV”) basis, the Fund returned 8.77%. During the same time period, the Index returned 9.45%. During the fiscal year, the Fund fully replicated the components of the Index; the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period and transaction costs the Fund incurred related to quarterly index rebalances.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 7.20%. The Benchmark Index is an unmanaged index weighted by country, which limits weights of countries with higher debt outstanding, reallocating this excess to countries with lower debt outstanding, based on the average performance of approximately 455 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries. The performance of the Fund exceeded that of the Benchmark Index in part because of the Fund’s higher duration relative to the Benchmark Index, particularly in a sector where prices generally increased during the reporting period.

For the fiscal year ended October 31, 2014, the country of Turkey contributed most significantly to the Fund’s return, followed by Indonesia and Hungary, respectively. The country of Venezuela was the only detracting country.

Positions that contributed most significantly to the Fund’s return included Hungary Government International Bond, 7.625% coupon, due 03/29/41 (portfolio average weight of 1.53%), and Romanian Government International Bond, 4.375% coupon, due 08/22/23 (portfolio average weight of 2.25%). Positions that detracted most significantly from the Fund’s return included Venezuela Government International Bond, 9% coupon, due 05/07/23 (no longer held at fiscal year-end), and Venezuela Government International Bond, 11.75%, due 10/21/26 (portfolio average weight of 1.36%).

Country Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
El Salvador	4.7
Turkey	4.7
Indonesia	4.5
Brazil	4.5
Panama	4.4
Peru	4.4
Qatar	4.4
Mexico	4.4
Colombia	4.3
Hungary	4.3
Romania	4.3
Philippines	4.3
Uruguay	4.3
South Africa	4.3
Poland	4.2
Sri Lanka	4.2
Latvia	4.2
South Korea	4.2
Lithuania	4.2
Croatia	4.1
Russia	4.1
Ukraine	4.0
Venezuela	3.6
Money Market Fund Plus Other Assets Less Liabilities	1.4

15

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Romanian Government International Bond, 4.375, 08/22/23	2.2
Romanian Government International Bond, 6.750, 02/07/22	2.1
Republic of Latvia, 5.250, 06/16/21	2.1
Republic of Latvia, 2.750, 01/12/20	2.1
El Salvador Government International Bond, 7.625, 02/01/41	1.6
Turkey Government International Bond, 8.000, 02/14/34	1.6
Turkey Government International Bond, 7.250, 03/05/38	1.6
El Salvador Government International Bond, 7.650, 06/15/35	1.6
El Salvador Government International Bond, 8.250, 04/10/32	1.5
Hungary Government International Bond, 7.625, 03/29/41	1.5
Total	17.9

Growth of a $10,000 Investment Since Inception†

16

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
DB Emerging Market USD Liquid Balanced Index	9.45%	8.11%	26.35%	8.93%	53.36%	8.91%	82.64%
JP Morgan Emerging Market Bond Global Index	7.20	6.70	21.48	8.27	48.77	7.84	70.35
Fund
NAV Return	8.77	6.82	21.89	7.96	46.69	7.65	68.21
Market Price Return	9.00	6.84	21.95	7.76	45.28	7.57	67.34

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

PFEM	Manager’s Analysis
PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)

As an index fund, the PowerShares Fundamental Emerging Markets Local Debt Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the bonds issued by the national governments of emerging market countries that comprise the Index.

Research Affiliates LLC (“RA”) and Citigroup Index LLC (“Citigroup” or the “Index Provider”) jointly select the emerging market countries from a set of existing indices that Citigroup has produced that measure government bond markets. To be included in the Index, countries must have a domestic sovereign debt rating of at least “CC” by Standard & Poor’s and “Ca” by Moody’s Investors Service, Inc. Strictly in accordance with its existing guidelines and mandated procedures, Citigroup selects bonds from the eligible emerging market countries for inclusion in the Index that have at least one year to maturity. Using RA’s proprietary weighting methodology, the Index Provider annually weights the bonds of each selected country in the Index based on that country’s composite rankings in four fundamental measures of a country’s economic strength: gross domestic product, population, land area, and energy consumption. The Fund employs a “sampling” methodology to attempt to track the Index, rather than full replication methodology, due to the large number of constituent securities in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned (3.81)%. On a net asset value (“NAV”) basis, the Fund returned (4.43)%. During the same time period, the Index returned (3.18)%. The Fund’s performance differed from the return of the Index primarily due to fees, foreign withholding taxes, and transaction costs that the Fund incurred and as a result of its “sampling” methodology.

During this same time period, The BofA Merrill Lynch Local Debt Markets Plus Index (the “Benchmark Index”) returned (1.45)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 400 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a local currency emerging market bond benchmark. The performance of the Fund underperformed the Benchmark Index in part because of constituency differences in countries and weightings.

For the fiscal year ended October 31, 2014, South Korean sovereign debt contributed most significantly to the Fund’s return, followed by sovereign debt of Israel and Thailand, respectively. Russian sovereign debt detracted most significantly from the Fund’s return, followed by sovereign debt of the Czech Republic and Hungary, respectively.

Positions that contributed most significantly to the Fund’s return included Korea Treasury Bond, 4.25% coupon, due 06/10/21 (portfolio average weight of 7.34%), and Israel Fixed Bond, 5.50% coupon, due 01/31/22 (portfolio average weight of 3.29%). Positions that detracted most significantly from the Fund’s return included Russia Government Bond, 7.6% coupon, due 07/20/22 (portfolio average weight of 4.61%), and Russia Government Bond, 7.4% coupon, due 04/19/17 (portfolio average weight of 6.06%).

Country Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Brazil	9.6
Russia	9.2
Mexico	8.4
Indonesia	8.4
South Korea	7.5
Chile	5.0
Turkey	4.6
Thailand	4.6
South Africa	4.5
Peru	4.5
Malaysia	4.5
Colombia	4.3
Poland	4.0
China	3.9
Czech Republic	3.8
Philippines	3.7
Hungary	3.7
Israel	3.5
Money Market Fund Plus Other Assets Less Liabilities	2.3

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Korea Treasury Bond, 4.250, Series 2106, 06/10/21	7.6
Chile Government International Bond, 6.000, 01/01/20	5.0
Mexican Bonos, 8.500, Series M 20, 05/31/29	4.7
China Government Bond, 2.560, 06/29/17	3.9
Brazil Notas do Tesouro Nacional, 10.000, Series NTNF, 01/01/17	3.8
Mexican Bonos, 5.000, Series M, 06/15/17	3.7
Colombian TES, 7.000, Series B, 05/04/22	3.6

18

PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014 (continued)
Indonesia Treasury Bond, 11.000, Series FR40, 09/15/25	3.6
Brazil Notas do Tesouro Nacional, 10.000, Series NTNF, 01/01/23	3.5
Russian Federal Bond—OFZ, 7.600, Series 6209, 07/20/22	3.5
Total	42.9

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index	(3.18)%	(6.82)%	(9.90)%
The BofA Merrill Lynch Local Debt Markets Plus Index	(1.45)	(6.12)	(8.90)
Fund
NAV Return	(4.43)	(8.09)	(11.74)
Market Price Return	(3.81)	(8.14)	(11.81)

Fund Inception: May 9, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

19

PHB	Manager’s Analysis
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

As an index fund, the PowerShares Fundamental High Yield® Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Bonds US High Yield 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in high-yield corporate bonds that comprise the Index.

The Index is comprised of U.S. dollar-denominated bonds that are registered with the SEC or that are Rule 144A securities that provide for registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States, are excluded from the Index. Ryan ALM, Inc. compiles and calculates the Index, which measures potential returns based on the Fundamental Index® methodology developed by Research Affiliates, LLC (the “Index Provider”). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 4.12%. On a net asset value (“NAV”) basis, the Fund returned 4.55%. During the same time period, the Index returned 5.40%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses as well as transaction costs that the Fund incurred during the period.

During this same time period, the Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 5.82%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,216 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compares to the performance of a broad-based U.S. high yield corporate bond benchmark. The performance of the Fund trailed the Benchmark Index in part because of fees and operating expenses as well as transaction costs that the Fund incurred during the period.

For the fiscal year ended October 31, 2014, the communications sector contributed most significantly to the Fund’s return, followed by the consumer staples and consumer cyclicals sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included CCO Holdings LLC/CCO Holdings Capital Corp., 6.625% coupon, due 01/31/22 (portfolio average weight of 0.96%), and General Motors Co., 4.875% coupon, due 10/02/23 (portfolio average weight of 0.69%). Positions that detracted most significantly from the Fund’s return included Cliffs Natural

Resources, Inc., 3.95% coupon, due 01/15/18 (no longer held at fiscal year-end), and Sears Holdings Corp., 6.625% coupon, due 10/15/18 (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Oil & Gas	11.7
Healthcare-Services	6.6
Retail	5.8
Telecommunications	5.4
Electric	4.9
Media	4.7
Commercial Services	4.4
Pipelines	3.2
Chemicals	3.1
Diversified Financial Services	2.7
Auto Parts & Equipment	2.7
Packaging & Containers	2.6
Building Materials	2.2
Auto Manufacturers	2.2
REITs	2.2
Banks	2.1
Home Builders	2.0
Lodging	2.0
Internet	2.0
Food	1.9
Iron/Steel	1.7
Entertainment	1.6
Oil & Gas Services	1.6
Electronics	1.6
Semiconductors	1.5
Aerospace/Defense	1.3
Healthcare-Products	1.3
Coal	1.2
Mining	1.1
Electrical Components & Equipment	1.1
Advertising	1.0
Apparel	1.0
Airlines	0.9
Miscellaneous Manufacturing	0.8
Pharmaceuticals	0.6
Distribution/Wholesale	0.6
Leisure Time	0.6
Office/Business Equipment	0.6
Real Estate	0.5

20

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014 (continued)
Machinery-Construction & Mining	0.5
Beverages	0.4
Computers	0.4
Environmental Control	0.4
Holding Companies-Diversified	0.4
Machinery-Diversified	0.3
Cosmetics/Personal Care	0.3
Engineering & Construction	0.3
Home Furnishings	0.2
Transportation	0.2
Money Market Fund Plus Other Assets Less Liabilities	1.6

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2014
BBB	0.8
BBB-	11.2
BB+	17.1
BB	22.3
BB-	16.1
B+	13.2
B	9.6
B-	8.1
Money Market Fund Plus Other Assets Less Liabilities	1.6

*	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
General Motors Co., 3.500, 10/02/18	1.1
General Motors Co., 4.875, 10/02/23	1.1
CCO Holdings LLC/CCO Holdings Capital Corp., 6.625, 01/31/22	1.1
Kinder Morgan Finance Co. LLC, 5.700, 01/05/16	1.0
Regions Bank, 7.500, 05/15/18	1.0
Flextronics International Ltd., 5.000, 02/15/23	0.9
Williams Cos., Inc. (The), 4.550, 06/24/24	0.9
US Airways Group, Inc., 6.125, 06/01/18	0.9
Goodyear Tire & Rubber Co. (The), 8.250, 08/15/20	0.8
HCA, Inc., 6.500, 02/15/20	0.8
Total	9.6

21

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-RAFI® Bonds US High Yield 1-10 Index††	5.40%	7.89%	25.59%	9.27%	55.78%	5.65%	46.58%
Barclays U.S. Corporate High Yield Index	5.82	9.39	30.89	10.44	64.29	9.15	83.92
Fund
NAV Return	4.55	6.83	21.94	7.91	46.34	3.33	25.59
Market Price Return	4.12	6.74	21.63	7.88	46.10	2.94	22.33

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-RAFI® Bonds US High Yield 1-10 Index is comprised of performance of the original underlying index from Fund inception through date of the change to the Index, August 2, 2010, followed by the performance of the Index starting at the conversion date and through October 31, 2014.

22

PFIG	Manager’s Analysis
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

As an index fund, the PowerShares Fundamental Investment Grade Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Bonds US Investment Grade 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in corporate bonds that comprise the Index.

The Index is comprised of U.S. dollar-denominated bonds that are registered with the U.S. Securities and Exchange Commission or that are Rule 144A securities that provide for registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States are excluded from the Index. In determining each individual security’s relative weight within the Index, Research Affiliates, LLC utilizes four fundamental corporate accounting variables: book value of assets, gross sales, gross dividends and cash flow. A composite fundamental weight is calculated for each security by comparing its four fundamental variables against those of the other issuers in the Index universe.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 3.88%. On a net asset value (“NAV”) basis, the Fund returned 3.75%. During the same time period, the Index returned 4.12%. During the fiscal year, the Fund employed a “sampling” methodology to attempt to track the Index, rather than a full replication methodology. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Barclays U.S. Corporate Index (the “Benchmark Index”) returned 6.29%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 5,145 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market. The performance of the Fund trailed the Benchmark Index in part because of the Fund’s lower duration relative to the Benchmark Index as prices generally increased during the reporting period.

For the fiscal year ended October 31, 2014, the oil & gas industry contributed most significantly to the Fund’s return, followed by the insurance and banks industries, respectively. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return included Jefferies Group LLC, 6.875% coupon, due 04/15/21

(portfolio average weight of 0.79), and AT&T, Inc., 3% coupon, due 02/15/22 (portfolio average weight of 0.69%). Positions that detracted most significantly from the Fund’s return included Amazon.com, Inc., 2.5% coupon, due 11/29/22 (portfolio average weight of 0.01%), and Avon Products, Inc., 5% coupon, due 03/15/23 (portfolio average weight of 0.24%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Banks	9.6
Oil & Gas	7.7
Retail	6.6
Insurance	6.1
Pharmaceuticals	6.1
Electric	4.9
Diversified Financial Services	4.3
Media	3.4
Chemicals	3.2
Telecommunications	3.2
Aerospace/Defense	3.0
Food	2.9
REITs	2.8
Healthcare-Products	2.6
Computers	2.5
Healthcare-Services	2.5
Semiconductors	2.4
Software	2.2
Agriculture	1.9
Beverages	1.8
Transportation	1.7
Oil & Gas Services	1.7
Internet	1.5
Miscellaneous Manufacturing	1.4
Cosmetics/Personal Care	1.3
Biotechnology	1.1
Pipelines	0.9
Machinery-Diversified	0.8
Household Products/Wares	0.7
Office/Business Equipment	0.7
Environmental Control	0.7
Iron/Steel	0.7
Commercial Services	0.7
Mining	0.6
Electronics	0.6
Apparel	0.5

23

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014 (continued)
Forest Products & Paper	0.4
Electrical Components & Equipment	0.4
Gas	0.4
Machinery-Construction & Mining	0.4
Housewares	0.4
Auto Parts & Equipment	0.4
Lodging	0.3
Leisure Time	0.3
Toys/Games/Hobbies	0.3
Engineering & Construction	0.2
Advertising	0.2
Money Market Fund Plus Other Assets Less Liabilities	1.0

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2014
AAA	1.2
AA+	1.6
AA	4.9
AA-	4.7
A+	7.9
A	18.1
A-	18.4
BBB+	16.2
BBB	17.1
BBB-	8.9
Money Market Fund Plus Other Assets Less Liabilities	1.0

*	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014*
Security
Wal-Mart Stores, Inc., 3.250, 10/25/20	1.1
Mondelez International, Inc., 4.125, 02/09/16	1.0
Citigroup, Inc., 6.125, 11/21/17	0.9
United Parcel Service, Inc., 3.125, 01/15/21	0.9
Jefferies Group LLC, 6.875, 04/15/21	0.8
Kimberly-Clark Corp., 6.125, 08/01/17	0.7
Berkshire Hathaway Finance Corp., 5.400, 05/15/18	0.7
Verizon Communications, Inc., 5.150, 09/15/23	0.7
Marathon Petroleum Corp., 5.125, 03/01/21	0.7
Hartford Financial Services Group, Inc. (The), 5.125, 04/15/22	0.7
Total	8.2

*	Excluding money market fund holdings.

24

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
RAFI® Bonds US Investment Grade 1-10 Index	4.12%	3.83%	11.94%	3.91%	12.74%
Barclays U.S. Corporate Index	6.29	4.92	15.51	5.37	17.77
Fund
NAV Return	3.75	3.30	10.23	3.30	10.69
Market Price Return	3.88	2.70	8.31	3.38	10.95

Fund Inception: September 15, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

25

PGHY	Manager’s Analysis
PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

As an index fund, the PowerShares Global Short Term High Yield Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DB Global Short Maturity High Yield Bond Index (the “Index”). The Fund generally invests at least 80% of its total assets in U.S. and foreign short-term, non-investment grade bonds included in the Index, all of which are denominated in U.S. dollars.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects such bonds issued by corporations, as well as sovereign, sub-sovereign, supranational or quasi-government entities, from a universe of eligible securities for inclusion in the Index that (i) are denominated in U.S. dollars; (ii) are rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+,” but no less than “C”); (iii) have three years or less to maturity; and (iv) have a fixed coupon.

Eligible bonds must be rated by at least one of Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. or Fitch Ratings Inc. DB converts all available ratings for each bond into a numerical score, and then calculates an average score for each bond from those available ratings that corresponds to DB’s “composite rating” system. Eligible bonds include either “short-term” bonds (i.e., bonds that have three years or less until maturity from the date they were issued) or “long-term seasoned” bonds (i.e., bonds that had a maturity longer than three years at the date they were issued, but currently have three years or less until maturity). To be eligible for inclusion in the Index, a “short-term” bond (excluding Eurodollar bonds) must have a minimum amount outstanding of at least $100 million, and a “long-term seasoned” bond (excluding Eurodollar bonds) must have a minimum amount outstanding of at least $250 million. Short-term Eurodollar bonds must have more than $200 million outstanding and long-term seasoned Eurodollar bonds must have more than $350 million outstanding. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 0.04%. On a net asset value (“NAV”) basis, the Fund returned 1.31%. During the same time period, the Index returned 3.08%. During the fiscal year, the Fund employed a “sampling” methodology to attempt to track the Index, rather than a full replication methodology, due to relative illiquidity of the constituent securities of the Index. The Fund’s performance differed from the return of the Index primarily due to fees, operating expenses and as a result of the Fund’s portfolio “sampling” methodology.

During this same time period, The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index (the “Benchmark Index”) returned

3.80%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 900 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. Dollar-denominated short-term high yield corporate bond market. The performance of the Fund trailed the Benchmark Index in part because of fees and operating expenses of the Fund and as a result of the Fund’s security selection in the finance sector and oil & gas industry.

Positions that contributed most significantly to the Fund’s return included Modernland Overseas PTE., 11% coupon, due 10/25/16 (no longer held at fiscal year-end), and 21st Century Oncology, Inc., 9.875% coupon, due 04/15/17 (portfolio average weight of 0.51%). Positions that detracted most significantly from the Fund’s return included Corporate Commercial Bank, 8.25% coupon, due 08/08/14 (no longer held at fiscal year-end), and Quicksilver Resources, Inc., 7.125% coupon, due 04/01/16 (portfolio average weight of 0.55%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Sovereign	15.9
Banks	13.3
Diversified Financial Services	11.4
Iron/Steel	6.0
Telecommunications	5.2
Oil & Gas	3.6
Machinery-Diversified	3.6
Healthcare-Services	3.5
Electric	3.5
Mining	2.7
Coal	2.3
Lodging	2.1
Transportation	1.9
Real Estate	1.9
Building Materials	1.8
Home Builders	1.8
Pipelines	1.8
Leisure Time	1.7
Media	1.2
Food	1.2
Miscellaneous Manufacturing	1.1

26

PowerShares Global Short Term High Yield Portfolio (PGHY) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014 (continued)
Auto Parts & Equipment	0.9
Semiconductors	0.8
Software	0.8
Beverages	0.6
Commercial Services	0.6
Packaging & Containers	0.6
Metal Fabricate/Hardware	0.5
Chemicals	0.5
Computers	0.5
Forest Products & Paper	0.5
Household Products/Wares	0.5
Investment Companies	0.5
Healthcare-Products	0.4
REITs	0.3
Retail	0.3
Savings & Loans	0.3
Money Market Fund Plus Other Assets Less Liabilities	3.9

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014*
Security
21st Century Oncology, Inc., 9.875, 04/15/17	1.6
CNH Industrial Capital LLC, 3.250, 02/01/17	1.5
CMA CGM SA, 8.500, 04/15/17	1.4
Lebanon Government International Bond, 11.625, 05/11/16	1.3
Vedanta Resources PLC, 6.750, 06/07/16	1.3
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 6.493, 02/02/16	1.2
E*TRADE Financial Corp., 6.750, 06/01/16	1.1
Royal Bank of Scotland Group PLC, 5.050, 01/08/15	1.1
BES Investimento do Brasil SA Banco de Investimento, 5.625, 03/25/15	0.9
Sprint Communications, Inc., 9.125, 03/01/17	0.9
Total	12.3

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
DB Global Short Maturity High Yield Bond Index	3.08%	4.67%	6.42%
The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index	3.80	6.12	8.42
Fund
NAV Return	1.31	3.04	4.17
Market Price Return	0.04	2.96	4.06

27

PowerShares Global Short Term High Yield Portfolio (PGHY) (continued)

Fund Inception: June 20, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

28

PICB	Manager’s Analysis
PowerShares International Corporate Bond Portfolio (PICB)

As an index fund, the PowerShares International Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P International Corporate Bond Index® (the “Index”). The Fund generally will invest at least 80% of its total assets in investment grade corporate bonds that comprise the Index.

The Index measures the performance of investment grade corporate bonds issued in the following currencies of Group of Ten countries, excluding the U.S. Dollar (USD): Australia Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), Swedish Krona (SEK) and Swiss Franc (SFR). Standard & Poor’s (the “Index Provider”) constructs the Index from investment grade corporate bonds denominated in the currencies noted above. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned (0.08)%. On a net asset value (“NAV”) basis, the Fund returned 0.09%. During the same time period, the Index returned (0.40)%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, The BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index (the “Benchmark Index”) returned (1.61)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 9,205 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broader non-U.S dollar corporate bond benchmark. The performance of the Fund was better than that of the Benchmark Index in part because of currency allocation differences.

Positions that contributed most significantly to the Fund’s return included Lloyds Bank PLC, 7.625% coupon, due 04/22/25 (portfolio average weight of 0.92%), and Barclays Bank PLC, 10% coupon, due 05/21/21 (portfolio average weight of 1.04%). Positions that detracted most significantly from the Fund’s return included Panasonic Corp., 0.752% coupon, due 03/18/16 (portfolio average weight of 0.47%), and Nykredit Bank A/S, 5% coupon, due 08/21/18 (portfolio average weight of 0.25%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Banks	43.8
Electric	15.3
Telecommunications	9.0
Oil & Gas	4.0
Pharmaceuticals	2.2

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014 (continued)
Mining	2.0
Agriculture	2.0
Insurance	1.9
Gas	1.8
Food	1.8
Engineering & Construction	1.7
Auto Manufacturers	1.6
Commercial Services	1.5
Transportation	1.4
Water	1.4
Beverages	1.3
Media	1.0
Miscellaneous Manufacturing	0.8
Diversified Financial Services	0.8
Healthcare-Services	0.5
Home Furnishings	0.5
Regional(state/province)	0.4
Sovereign	0.3
Holding Companies-Diversified	0.3
Country Funds-Closed-end	0.2
Building Materials	0.2
Real Estate	0.2
Chemicals	0.1
Machinery-Construction & Mining	0.1
Money Market Fund Plus Other Assets Less Liabilities	1.9

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Barclays Bank PLC, 10.000, 05/21/21	1.0
Lloyds Bank PLC, 7.625, 04/22/25	0.9
Electricite de France SA, 5.875, 07/18/31	0.9
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.750, 11/09/20	0.9
Enel Finance International NV, 5.625, 08/14/24	0.8
HSBC Holdings PLC, 5.750, 12/20/27	0.8
Electricite de France SA, 6.125, 06/02/34	0.8
Heathrow Funding Ltd., 6.750, 12/03/26	0.8
E.ON International Finance BV, 5.875, 10/30/37	0.8
Electricite de France SA, 5.500, 10/17/41	0.7
Total	8.4

29

PowerShares International Corporate Bond Portfolio (PICB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P International Corporate Bond Index (Net)®††	(0.40)%	3.49%	10.83%	6.59%	32.50%
S&P International Corporate Bond Index®	0.39	4.38	13.71	7.53	37.74
The BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index	(1.61)	1.34	4.08	5.12	24.63
Fund
NAV Return	0.09	4.04	12.62	6.73	33.29
Market Price Return	(0.08)	4.35	13.62	6.56	32.33

Fund Inception: June 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

30

LDRI	Manager’s Analysis
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)

As an index fund, the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in U.S. and foreign investment grade corporate bonds that comprise the Index. The Index measures potential returns of a theoretical portfolio of fixed income securities with a yield curve based upon remaining effective terms to maturity of five years or less.

NASDAQ OMX Group, Inc., the Index provider, selects such bonds issued by companies domiciled in the U.S. and other developed countries for inclusion in the Index that: (i) are denominated in U.S. dollars; (ii) pay fixed amounts of taxable interest; (iii) are rated as “investment grade” by at least one of Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Inc. (“Fitch”) (i.e., have a grade of BBB- or higher from Fitch or S&P or of Baa3 or higher from Moody’s); (iv) have an outstanding face value of at least $500 million; and (v) have five years or less to maturity. Bonds must have an initial term to maturity of at least one year to be eligible for inclusion in the Index. The Index may include bonds from companies domiciled in the U.S., Canada, Japan, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Fund commenced investment operations on September 8, 2014 and commenced trading on September 10, 2014. During the period from inception to October 31, 2014, on a market price basis, the Fund returned 0.26%. On a net asset value (“NAV”) basis, the Fund returned 0.22%. During the same time period, the Index returned 0.30%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses incurred, as well as the portfolio “sampling” utilized by the Fund.

During this same time period, The BofA Merrill Lynch 0-5 US Corporate Index (the “Benchmark Index”) returned 0.33%. The Benchmark Index is an unmanaged index weighted by capitalization and based on current amount outstanding times the market price plus accrued interest based on the average performance of approximately 3,039 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the short-term investment grade U.S. corporate bond market. The performance of the Fund underperformed the Benchmark Index in part because of fees and operating expenses incurred by the Fund.

Positions that contributed most significantly to the Fund’s return included Bank of America Corp., 6.875% coupon, due 11/15/18 (portfolio average weight of 2.89%), and Citigroup, Inc., 8.50% coupon, due 05/22/19 (portfolio average weight of 2.07%). Transocean, Inc., 5.05% coupon, due 12/15/16 (portfolio average weight of 1.73%), was the only detracting position.

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Banks	35.4
Diversified Financial Services	8.5
Telecommunications	6.9
Pharmaceuticals	6.7
Oil & Gas	6.6
Insurance	3.8
Beverages	3.6
Media	3.6
Computers	3.4
Mining	3.2
Retail	3.2
Electric	1.9
Food	1.8
Aerospace/Defense	1.8
Machinery—Construction & Mining	1.6
Semiconductors	1.6
Auto Manufacturers	1.6
Pipelines	1.6
Chemicals	1.6
Money Market Fund Plus Other Assets Less Liabilities	1.6

31

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2014
AA+	1.6
AA	5.1
AA-	6.6
A+	12.3
A	20.8
A-	25.2
BBB+	13.2
BBB	3.3
BBB-	10.3
Money Market Fund Plus Other Assets Less Liabilities	1.6

*	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Rating Methodologies” under Research and Ratings on the homepage.

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Bank of America Corp., 6.875, 11/15/18	2.8
Wells Fargo & Co., 5.125, 09/15/16	2.6
BNP Paribas SA, 3.250, 03/11/15, Series 0212	2.4
Deutsche Bank AG/London, 1.400, 02/13/17, Series 3FXD	2.4
Aflac, Inc., 8.500, 05/15/19	2.0
Citigroup, Inc., 8.500, 05/22/19	2.0
Anheuser-Busch InBev Worldwide, Inc., 7.750, 01/15/19	1.9
Entergy Texas, Inc., 7.125, 02/01/19	1.9
Pfizer, Inc., 6.200, 03/15/19	1.9
JPMorgan Chase & Co., 6.300, 04/23/19	1.9
Total	21.8

Fund Performance History as of October 31, 2014

Fund Inception†
Index	Cumulative
NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index	0.30%
The BofA Merrill Lynch 0-5 US Corporate Index	0.33
Fund
NAV Return	0.22
Market Price Return	0.26

Fund Inception: September 10, 2014

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

32

PZA	Manager’s Analysis
PowerShares National AMT-Free Municipal Bond Portfolio (PZA)

Effective July 8, 2014, the PowerShares Insured National Municipal Bond Portfolio changed its name to PowerShares National AMT-Free Municipal Bond Portfolio (the “Fund”). On this same date, the underlying index, investment objective, certain fundamental and non-fundamental investment policies and principal investment strategy of the Fund also changed. The underlying index changed from The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index (the “Former Index”) to The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index (the “Index”).

As an index fund, the Fund is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index. The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from the federal alternative minimum tax.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Index provider for the Index. The Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by U.S. states or territories, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 13.35%. On a net asset value (“NAV”) basis, the Fund returned 12.81%. During the same time period, the Index returned 11.86%, while the Former Index returned 10.34%, and the Blended-The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index (the “Blended Index”) returned 11.26%. The Blended Index is a composite of the returns of the Former Index through July 8, 2014, and the Index for the remainder of the period. During the fiscal year, the Fund changed the primary vendor used to supply securities prices for the portfolio and is now consistent with the vendor used by the Index. The Fund’s performance differed from the return of the Blended Index primarily due to the difference between pricing vendors.

During this same time period, the Barclays Municipal Long 20-Year Index (the “Benchmark Index”) returned 11.59% and the Barclays Municipal Insured Long 20-Year Index, the Fund’s previous benchmark index (the “Former Benchmark Index”), returned 10.96%. The Benchmark Index and Former Benchmark Index are unmanaged indexes weighted by market capitalization based on the average performance of approximately 4,664 and 1,105 securities respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of additional municipal bond benchmarks. The

Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of insured municipal securities with maturities of 17 to 22 years. The Fund’s performance differed from that of the Benchmark Index primarily due to impact of the difference between pricing vendors for the Fund. In addition, the performance of the Benchmark Index trailed the Fund due to its duration being shorter than that of the Fund.

For the fiscal year ended October 31, 2014, the State of California municipal bonds contributed most significantly to the Fund’s return, followed by Puerto Rico and Pennsylvania municipal bonds, respectively. There were no detracting states.

Positions that contributed most significantly to the Fund’s return included Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A, 5% coupon, due 07/01/35 (portfolio average weight of 4.44%), and Chicago Illinois Wastewater Transmission Rev. (Second Lien) Ser. 12, 5% coupon, due 01/01/37 (portfolio average weight of 4.41%). Positions that detracted most significantly from the Fund’s return included Miami-Dade County Florida Aviation Rev. Ser. 10B, 5% coupon, due 10/01/35 (no longer held at fiscal year-end), and Pennsylvania State Turnpike Commission Rev. Subordinate Ser. 08C, 5.25% coupon, due 12/01/39 (portfolio average weight of 0.09%).

State and Territory Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Alabama	5.1
California	19.3
Florida	7.3
Georgia	3.4
Illinois	5.1
New Jersey	4.1
New York	13.4
Pennsylvania	9.6
Texas	5.7
Other States Less Than 3% Each	24.4
Other Assets Less Liabilities	2.6

33

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Sales Tax Asset Receivables Corp. Ref. (Fiscal 2015) Ser. 14A, 4.000, 10/15/32	3.9
Chicago Illinois Wastewater Transmission Rev. (Second Lien) Ser. 12, 5.000, 01/01/37	3.6
Miami-Dade County Florida Water & Sewer System Rev. Ser. 10, 5.000, 10/01/29	3.1
City of Jasper Alabama Ser. 14, 5.000, 03/01/44	3.0
Inland Valley California Development Successor Agency Tax Allocation Ref. Ser.14A, 5.000, 09/01/44	2.5
North Texas Tollway Auth. Rev. Ref. System (First Tier) Ser. 08K-1, 5.750, 01/01/38	2.5
New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 08A, 5.500, 12/15/38	2.3
Pennsylvania State Turnpike Commission Rev. Ser. 14B, 5.250, 12/01/2039	2.3
Metropolitan Transportation Auth. New York Rev. Ser.13A-1, 5.000, 11/15/40	2.0
Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11, 5.500, 09/01/46	1.8
Total	27.0

Growth of a $10,000 Investment Since Inception†

34

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index††	11.26%	6.42%	20.52%	6.39%	36.30%	5.43%	45.23%
The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index††	11.86	N/A	N/A	N/A	N/A	N/A	N/A
The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index††	10.34	6.12	19.52	6.21	35.17	N/A	N/A
Barclays Municipal Long 20-Year Index	11.59	6.50	20.79	6.55	37.31	5.91	49.98
Barclays Municipal Insured Long 20-Year Index	10.96	6.71	21.51	6.45	36.67	5.83	49.09
Fund
NAV Return	12.81	5.94	18.91	5.82	32.72	4.73	38.59
Market Price Return	13.35	6.02	19.18	5.93	33.37	4.64	37.73

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index, Blended Index, Former Index, Benchmark Index and Former Benchmark Index (“All Indices”) performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. All Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and All Indices returns are based on the inception date of the Fund.

††	“3 Years,” “5 Years” and “Fund Inception” performance for the Index is not available because the Index did not commence until March 4, 2013. The Blended-The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the date of the change to the Former Index, May 29, 2009, followed by the performance of the Former Index, the Fund’s underlying index for the period May 29, 2009 through the date of the change from the Former Index to the Index July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through October 31, 2014.

35

PZT	Manager’s Analysis
PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)

Effective July 8, 2014, the PowerShares Insured New York Municipal Bond Portfolio changed its name to PowerShares New York AMT-Free Municipal Bond Portfolio (the “Fund”). On this same date, the underlying index, investment objective, certain fundamental and non-fundamental investment policies and principal investment strategy of the Fund also changed. The underlying index changed from The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index (the “Former Index”) to The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index (the “Index”).

As an index fund, the Fund is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index. The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from federal alternative minimum tax.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Index provider for the Index. The Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or any U.S. territory, including Puerto Rico, or their political subdivisions in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 13.11%. On a net asset value (“NAV”) basis, the Fund returned 13.20%. During the same time period, the Index returned 10.30%, while the Former Index returned 11.65%, and the Blended-The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index (the “Blended Index”) returned 12.95%. The Blended Index is a composite of the returns of the Former Index through July 8, 2014, and the Index for the remainder of the period. During the fiscal year, the Fund changed the primary vendor used to supply securities prices for the portfolio and is now consistent with the vendor used by the Index. The Fund’s performance differed from the return of the Blended Index primarily due to the difference between pricing vendors.

During this same time period, the Barclays Municipal Long 20-Year Index (the “Benchmark Index”) returned 11.59%, and the Barclays Municipal Insured Long 20-Year Index, the Fund’s previous benchmark index, returned 10.96%. The Benchmark Index and Former Benchmark Index are unmanaged indexes weighted by market capitalization based on the average performance of approximately 4,664 and 113 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of additional municipal bond benchmarks. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years. The Fund’s performance exceeded the return of these indices primarily due to impact of the difference between pricing vendors for the Fund.

For the fiscal year ended October 31, 2014, the State of New York municipal bonds contributed most significantly to the Fund’s return, followed by Puerto Rico and Guam municipal bonds, respectively. There were no detracting states.

Positions that contributed most significantly to the Fund’s return included Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A, 5.5% coupon, due 05/01/33 (portfolio average weight of 16.78%), and Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A, 5.125% coupon, due 07/01/47 (portfolio average weight of 5.08%). Puerto Rico Highway Authority, 5.25% coupon, due 07/01/39 (no longer held at fiscal year-end), was the only detracting position.

Revenue Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Electric Power Revenue	18.8
Sales Tax Revenue	11.7
College Revenue	11.5
Miscellaneous Revenue	9.7
Ad Valorem Property Tax	6.0
Water Revenue	5.2
Recreational Revenue	5.1
Transit Revenue	4.9
Port, Airport & Marina Revenue	4.6
Sewer Revenue	4.6
Income Tax Revenue	3.9
Hospital Revenue	3.6
Highway Tolls Revenue	3.6
Industrial Revenue	3.1
Other Assets Less Liabilities	3.7

36

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A, 5.500, 05/01/33	16.0
New York City Industrial Development Agency Rev. Queens Baseball Stadium (Pilot) Ser. 09, 6.500, 01/01/46	6.1
New York State Dormitory Auth. Rev. (The New School) Ser. 10, 5.500, 07/01/43	6.1
Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A, 5.125, 07/01/47	5.2
New York City Industrial Development Agency Rev. Yankee Stadium (Pilot) Ser. 09, 7.000, 03/01/49	5.1
Sales Tax Asset Receivables Corp. Ref. (Fiscal 2015) Ser. 14A, 4.000, 10/15/32	4.6
New York City Municipal Finance Auth. Water & Sewer System Rev. Ser. 07AA, 4.750, 06/15/33	4.6
New York State Ref. (Fiscal 2015) Ser. 14A, 5.000, 08/01/32	4.3
New York State Dormitory Auth. Rev. (New York University) Ser. 01, 5.500, 07/01/40	4.2
Metropolitan Transportation Auth. Rev. Ser. 11A, 5.000, 11/15/36	3.5
Total	59.7

Growth of a $10,000 Investment Since Inception†

37

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT) (continued)

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index††	12.95%	5.61%	17.79%	5.83%	32.74%	4.91%	40.22%
The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index††	10.30	N/A	N/A	N/A	N/A	N/A	N/A
The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index††	11.65	5.20	16.44	5.58	31.22	N/A	N/A
Barclays Municipal Long 20-Year Index	11.59	6.50	20.79	6.55	37.31	5.91	49.98
Barclays Municipal Insured Long 20-Year Index	10.96	6.71	21.51	6.45	36.67	5.83	49.09
Fund
NAV Return	13.20	5.28	16.68	5.54	30.94	4.13	33.01
Market Price Return	13.11	5.17	16.33	5.46	30.44	3.91	31.09

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index, Blended Index, Former Index, Benchmark Index and Former Benchmark Index (“All Indices”) performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. All Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and All Indices returns are based on the inception date of the Fund.

††	“3 Years,” “5 Years” and “Fund Inception” performance for the Index is not available because the Index did not commence until February 12, 2013. The Blended-The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index is comprised of the performance of The BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the date of the change to the Former Index, May 29, 2009, followed by the performance of the Former Index, the Fund’s underlying index for the period May 29, 2009 through the date of the change from the Former Index to the Index, July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through October 31, 2014.

38

PGX	Manager’s Analysis
PowerShares Preferred Portfolio (PGX)

As an index fund, the PowerShares Preferred Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in fixed-rate U.S. dollar-denominated preferred securities that comprise the Index.

The Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed-rate U.S. dollar-denominated preferred securities market. The Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American Depositary Receipts, as well as senior and subordinated debt securities. Unlisted preferred securities are excluded from the Index, but unlisted senior or subordinated debt-like securities are eligible for inclusion. The Index may include Rule 144A securities. Strictly in accordance with its guidelines and mandated procedures, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch” or the “Index Provider”) selects securities for the Index using a rules-based methodology. Qualifying securities must be rated at least B3 (based on an average of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Fitch Ratings, Inc. (“Fitch”)) and must have an investment grade country risk profile (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 12.81%. On a net asset value (“NAV”) basis, the Fund returned 12.51%. During the same time period, the Index returned 12.90%. During the fiscal year, the Fund employed a “sampling” methodology to attempt to track the Index, rather than a full replication methodology, due to relative illiquidity of the constituent securities of the Index. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as the use of such “sampling” methodology.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 12.16%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 322 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the preferred stock market, which includes convertible preferred stocks. The performance of the Fund was generally in line with that of the Benchmark Index during the period.

For the fiscal year ended October 31, 2014, the banks industry contributed most significantly to the Fund’s return, followed by the insurance industry. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return included Deutsche Bank Contingent Capital Trust V, 8.05% coupon (portfolio average weight of 2.66%), and Barclays Bank PLC., 8.125% coupon (portfolio average weight of 3.94%). ING Groep NV, 8.50% coupon (no longer held at fiscal year-end), was the only detracting position.

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Banks	45.9
Capital Markets	17.0
Insurance	12.0
Real Estate Investment Trusts	8.5
Consumer Finance	4.4
Electric Utilities	4.3
Diversified Telecommunication	2.7
Diversified Financial Services	1.6
Multi-Utilities	0.9
Wireless Telecommunication Services	0.9
Commercial Services & Supplies	0.7
Machinery	0.5
Media	0.2
Chemicals	0.1
Thrifts & Mortgage Finance	0.1
Money Market Funds Plus Other Assets Less Liabilities	0.2

39

PowerShares Preferred Portfolio (PGX) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014*
Security
Barclays Bank PLC, 8.125	3.8
HSBC Holdings PLC, 8.000	2.9
Wells Fargo & Co., 8.000	2.8
HSBC Holdings PLC, 8.125	2.6
Deutsche Bank Contingent Capital Trust V, 8.050	2.6
Morgan Stanley Capital Trust VII, 6.600	2.4
GMAC Capital Trust I, 8.125	2.2
Citigroup Capital XIII, 7.875	2.1
ING Groep NV, 7.375	1.8
Public Storage, 6.500	1.8
Total	25.0

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

40

PowerShares Preferred Portfolio (PGX) (continued)

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index††	12.90%	8.44%	27.50%	10.02%	61.18%	3.28%	24.35%
S&P U.S. Preferred Stock Index	12.16	9.15	30.02	10.41	64.11	5.89	47.18
Fund
NAV Return	12.51	8.13	26.42	9.31	56.05	2.42	17.52
Market Price Return	12.81	8.14	26.48	9.29	55.94	2.22	16.01

Fund Inception: January 31, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index is comprised of The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index, the original underlying index from Fund Inception until the date of the change to the Index, April 1, 2012, followed by the performance of the Index starting at conversion date and through October 31, 2014.

41

VRP	Manager’s Analysis
PowerShares Variable Rate Preferred Portfolio (VRP)

As an index fund, the PowerShares Variable Rate Preferred Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Wells Fargo Securities, LLC (together with Wells Fargo & Company, the “Index Provider”), employs a proprietary methodology to select for the Index issues of preferred stock and “hybrid securities” that, in the Index Provider’s judgment, are functionally equivalent to preferred stock, including certain convertible securities, depositary preferred stock, trust preferred securities, perpetual subordinated debt listed on the New York Stock Exchange, NYSE Arca or NASDAQ and other types of hybrid securities that receive preferred treatment within an issuer’s capital structure similar to that of traditional preferred stock. To be eligible for inclusion in the Index, the preferred stock or hybrid security must: (i) maintain a minimum par value of $100 million outstanding or a minimum of 10 million shares outstanding; (ii) have floating or variable dividends or coupons; and (iii) be U.S. dollar-denominated and U.S. registered (or otherwise exempt from registration in the United States). The Fund considers the traditional preferred stocks and functionally equivalent hybrid securities included in the Index, collectively, to be “Preferred Securities.” The Fund purchases all of the Preferred Securities in the Index.

The Fund commenced trading on May 1, 2014 and investment operations on April 28, 2014. During the period from inception to October 31, 2014, on a market price basis, the Fund returned 2.01%. On a net asset value (“NAV”) basis, the Fund returned 1.93%. During the same time period, the Index returned 2.18%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 3.48%. The Benchmark Index is an unmanaged index weighted by modified market capitalization and based on the average performance of approximately 322 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the primarily fixed-rate preferred stock market. The Fund underperformed the Benchmark Index in part because the Fund portfolio includes only variable rate Preferred Securities, rather than both fixed- and variable-rate securities.

For the fiscal period ended October 31, 2014, insurance industry contributed most significantly to the Fund’s return, followed by the banks industry. The diversified financial services industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included Wachovia Capital Trust III, a floating rate preferred bond, due 03/29/49 (portfolio average weight of 3.94%) and Citigroup, Inc., 6.876% coupon (portfolio average weight of 2.60%). Positions that detracted most significantly from the Fund’s return included Genworth Holdings, Inc., 6.15% coupon, due 11/15/66 (portfolio average weight of 0.86%), and Goldman Sachs Group, Inc., 4.00% coupon (portfolio average weight of 1.79%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Banks	43.5
Insurance	19.7
Capital Markets	13.2
Consumer Finance	6.3
Diversified Financial Services	6.1
Pipelines	3.9
Agriculture	1.6
Electric	1.4
Commercial Services & Supplies	0.7
Multi-Utilities	0.7
Hand/Machine Tools	0.7
Electric Utilities	0.5
Oil, Gas & Consumable Fuels	0.3
Real Estate Investment Trusts	0.2
Money Market Fund Plus Other Assets Less Liabilities	1.2

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
GMAC Capital Trust I, 8.125	4.6
Wachovia Capital Trust III, 5.570	3.9
Citigroup Capital XIII, 7.875	3.8
General Electric Capital Corp., 6.375	2.9
Wells Fargo & Co., 5.850	2.9
PNC Financial Services Group, Inc. (The), 6.125	2.7
Citigroup, Inc., 6.875	2.6
Goldman Sachs Capital II, 4.000	2.1
Prudential Financial, Inc., 5.625	2.1
Chubb Corp. (The), 6.375	1.8
Total	29.4

42

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

Fund Inception†
Index	Cumulative
Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index	2.18%
S&P U.S. Preferred Stock Index	3.48
Fund
NAV Return	1.93
Market Price Return	2.01

Fund Inception: May 1, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

43

PVI	Manager’s Analysis
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

As an index fund, the PowerShares VRDO Tax-Free Weekly Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Bloomberg US Municipal AMT-Free Weekly VRDO Index (the “Index”). The Fund generally will invest at least 80% of its total assets in variable rate demand obligation (“VRDO”) bonds that are exempt from federal income tax with interest rates that reset weekly, which comprise the Index.

Bloomberg Finance L.P. (“Bloomberg” or the “Index Provider”) or its affiliates compiles and calculates the Index, which is comprised of municipal securities issued in the primary market as VRDOs. Bonds in the Index must be rated in a “top” category (as defined by the Index Provider) by a nationally recognized statistical rating organization. Bonds in the “top” category include those rated by Moody’s Investors Service, Inc. as A-3 for long-term bonds or Prime-2 for short-term bonds; by Standard & Poor’s, a division of The McGraw-Hill Company, Inc., as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. as A- for long-term bonds or F-2 for short-term bonds. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned (0.08)%. On a net asset value (“NAV”) basis, the Fund returned (0.12)%. During the same time period, the Index returned 0.06%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Barclays Municipal 1-Year Index (the “Benchmark Index”) returned 0.72%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 3,577 securities. The adviser provided this additional comparative benchmark to help investors understand how investment results of the Fund compare to the performance of a 1-year duration municipal benchmark. The Fund underperformed the Benchmark Index due to fees and operating expenses incurred by the Fund, as well as use of the “sampling” methodologies.

For the fiscal year ended October 31, 2014, the State of Pennsylvania municipal bonds contributed most significantly to the Fund’s return, followed by Florida and Colorado, respectively. There were no detracting states.

Positions that contributed most significantly to the Fund’s return included Colorado Springs Colorado Utilities Rev. Ser. 06B, 0.25% coupon, due 11/01/36 (portfolio average weight of 6.10%), and Delaware Valley Regional Finance Authority, 0.27% coupon, due 12/01/20 (portfolio average weight of 5.09%) (no longer held at fiscal year-end). There were no detracting positions.

State Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
California	20.8
Colorado	11.1
Florida	11.1
Maryland	4.3
Michigan	5.5
New Hampshire	3.4
New York	4.4
Pennsylvania	4.2
Tennessee	10.0
Texas	6.6
Utah	4.2
Other States Less Than 3% Each	6.9
Other Assets Less Liabilities	7.5

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Colorado Springs Colorado Utilities Rev. (Sub-Lien Improvement) Ser. 06B, 0.250, 11/01/36	7.4
Sevier County Tennessee Public Building Auth. (Local Government Improvement Program) Ser. 10V-D-1, 0.050, 06/01/26	6.9
Southern California Public Power Auth. Subordinate Ref. (Southern Transmission) Ser. 00A, 0.050, 07/01/23	5.9
California State Statewide Community Development Auth. Ser. 03D, 0.030, 05/01/33	5.9
University of Michigan Ser. 02, 0.070, 04/01/32	5.5
Emery County Utah Poll Control Rev. Var. Ref. Pacificorp Project Ser. 91, 0.050, 07/01/15	4.2
ABAG Finance Auth. For Nonprofit Corporations (Sharp HealthCare) Ser. 09A, 0.050, 08/01/24	4.2
Luzerne County Pennsylvania Ser. 06A, 0.650, 11/15/26	4.2
Maryland State Health & Higher Educational Facilities Auth. Rev. (University of Maryland Medical Systems) Ser. 07A, 0.050, 07/01/34	4.2
WACO Texas Educational Finance Corp. Rev. Ref. (Baylor University) Ser. 08A, 0.050, 02/01/32	4.0
Total	52.4

44

PowerShares VRDO Tax-Free Weekly Portfolio (PVI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Bloomberg US Municipal AMT-Free Weekly VRDO Index††	0.06%	0.13%	0.39%	0.20%	1.01%	0.70%	4.99%
Barclays Municipal 1-Year Index	0.72	0.82	2.48	1.09	5.56	1.99	14.66
Fund
NAV Return	(0.12)	0.03	0.10	0.19	0.96	0.84	5.97
Market Price Return	(0.08)	0.05	0.14	0.20	1.00	0.84	6.00

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Bloomberg US Municipal AMT-Free Weekly VRDO Index is comprised of the performance of the Thompson Municipal Market Data VRDO Index, the Fund’s original underlying index, from inception through the conversion date, August 5, 2010, followed by the performance of the Index starting at the conversion date, and through October 31, 2014.

45

Schedule of Investments

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

October 31, 2014

Principal Amount		Value
	Long-Term Investments—96.0%
	United States Government Obligations—96.0%
	United States Treasury Notes—12.5%
$8,099,000	4.500%, 02/15/16	$8,540,015
7,865,000	4.625%, 02/15/17	8,574,690
8,081,000	3.500%, 02/15/18	8,705,387
9,147,000	2.000%, 02/15/22	9,102,692

		34,922,784

	United States Treasury Bonds—83.5%
6,405,000	8.875%, 02/15/19	8,398,057
6,293,000	8.500%, 02/15/20	8,471,951
6,328,000	7.875%, 02/15/21	8,584,324
6,364,000	7.125%, 02/15/23	8,769,395
6,691,000	6.250%, 08/15/23	8,851,464
5,986,000	7.625%, 02/15/25	8,885,936
6,704,000	6.000%, 02/15/26	9,051,969
6,317,000	6.625%, 02/15/27	9,065,388
6,629,000	6.125%, 11/15/27	9,236,577
7,086,000	5.250%, 02/15/29	9,281,554
6,440,000	6.250%, 05/15/30	9,370,200
20,799,000	5.375%, 02/15/31	28,098,159
22,863,000	4.500%, 02/15/36	28,975,286
7,372,000	4.750%, 02/15/37	9,659,620
7,773,000	4.375%, 02/15/38	9,668,881
8,962,000	3.500%, 02/15/39	9,778,384
7,472,000	4.625%, 02/15/40	9,691,416
7,338,000	4.750%, 02/15/41	9,742,340
9,768,000	3.125%, 02/15/42	9,929,778
9,823,000	3.125%, 02/15/43	9,940,414
9,084,000	3.625%, 02/15/44	10,082,531

		233,533,624

	Total Long-Term Investments (Cost $254,661,209)	268,456,408

	Short-Term Investments—3.1%
	United States Government Obligations—3.1%
	United States Treasury Notes—3.1%
8,470,000	4.000%, 02/15/15
	(Cost $8,552,216)	8,563,306

Number of Shares
	Money Market Funds—0.0%
109,101	Invesco Premier Portfolio—Institutional Class(a) (Cost $109,101)	109,101

	Total Short-Term Investments (Cost $8,661,317)	8,672,407

	Total Investments (Cost $263,322,526)—99.1%	277,128,815
	Other assets less liabilities—0.9%	2,506,164

	Net Assets—100.0%	$279,634,979

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments

PowerShares Build America Bond Portfolio (BAB)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—95.7%
	Ad Valorem Property Tax—26.8%
$3,000,000	Anchorage Alaska Ser. 10A-2	5.910%	04/01/30	$3,380,700
2,350,000	Baltimore County Maryland Ser. 10	3.110	11/01/18	2,482,845
1,000,000	Beaumont California University School District Ser. 09 AGM	7.471	08/01/34	1,155,400
1,500,000	Bexar County Texas Ser. 10	5.755	06/15/40	1,637,955
11,000,000	California State Highway Safety Air Quality Remarketed Ser. 09B	6.509	04/01/39	13,167,990
3,505,000	California State Ser. 09	7.350	11/01/39	5,056,068
4,500,000	California State Ser. 10	7.625	03/01/40	6,723,045
1,010,000	Carson City Nevada (Water Improvement) Ser. 10A	6.662	11/01/39	1,105,657
2,000,000	Channelview Texas Independent School District Ser. 10 PSF-GTD	5.926	08/15/35	2,202,980
2,000,000	Chicago Illinois (Recovery Zone Economic Development) Ser. 10D	6.257	01/01/40	1,983,540
2,000,000	Chicago Illinois (Taxable Project) Ser. 10B	7.517	01/01/40	2,265,420
6,205,000	Chicago Illinois Ser. 10C	6.207	01/01/36	6,092,255
1,500,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.554	07/01/30	1,900,485
1,620,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.754	07/01/38	2,126,363
4,955,000	Commonwealth of Pennsylvania First Ser. 10B	4.650	02/15/26	5,507,383
1,600,000	Cook County Illinois Community Consolidated (School District No. 65) Ser. 09	4.400	12/01/20	1,687,024
2,500,000	Cook County Illinois Ser. 10D	6.229	11/15/34	2,798,100
2,000,000	Corpus Christi Texas Independent School District (School Building) Ser. 10B PSF-GTD	6.124	08/15/32	2,341,420
1,500,000	Dallas Texas Independent School District Ser. 10C PSF-GTD	6.450	02/15/35	1,791,750
200,000	Delaware State Ser. 09D	5.200	10/01/26	222,776
500,000	Denver Colorado City & County School District No. 1 Ser. 09C	5.664	12/01/33	594,705
1,000,000	Douglas County Nevada School District Ser. 10A PSF-GTD	6.110	04/01/30	1,100,850
605,000	Hallettsville Texas Independent School Ser. 10 PSF-GTD	6.265	08/15/30	668,622
1,000,000	Hallettsville Texas Independent School Ser. 10 PSF-GTD	6.465	08/15/35	1,138,010
4,980,000	Hawaii State Ser. 10DX	5.230	02/01/25	5,806,033
1,000,000	Hawaii State Ser. 10DX	5.530	02/01/30	1,205,780
2,000,000	Hayward California Unified School District Ser. 10 AGM	7.350	08/01/43	2,360,240
1,000,000	Hillsborough County Florida Ser. 09B	6.350	07/01/39	1,123,000
9,300,000	Illinois State Ser. 10	6.900	03/01/35	10,287,660
5,000,000	Illinois State Ser. 10-1	5.363	02/01/19	5,340,150
14,795,000	Illinois State Ser. 10-1	5.563	02/01/21	16,213,545
2,500,000	Illinois State Ser. 10-2	5.650	03/01/20	2,744,800
200,000	Itasca Illinois Ser. 09A	6.100	02/01/34	212,662
320,000	Itasca Illinois Ser. 09A	6.200	02/01/39	341,040
1,250,000	Katy Texas Independent School District Ser. 10 PSF-GTD	5.999	02/15/30	1,419,575
2,000,000	Kiski Pennsylvania Area School District Ser. 10 AGM	6.526	09/01/31	2,286,500
1,000,000	Lancaster Texas Ser. 10	6.528	02/15/40	1,155,070
1,000,000	Las Virgenes California University School District (Election of 2006) Ser. 09B-1	7.262	08/01/34	1,154,860
500,000	Lewisville Texas Independent School District Ser. 10B	6.024	08/15/28	577,095
500,000	Los Angeles California Unified School District Qualified School Construction Bonds (Election of 2005) Ser. 10J-1	5.981	05/01/27	609,980
200,000	Los Angeles California University School District Ser. 09KRY	5.750	07/01/34	246,934
200,000	Louisville & Jefferson County Kentucky Metro Government (Recovery Zone Economic Development) Ser. 09E	5.450	11/15/27	237,288
500,000	Lubbock Texas Ser. 10B	6.032	02/15/30	557,750
4,300,000	Massachusetts State Ser. 10	4.480	05/01/24	4,839,134
1,000,000	Montgomery County Pennsylvania Ser. 10	6.030	09/01/39	1,090,930
3,000,000	Napa Valley California University School District Ser. 10B	6.507	08/01/43	4,095,210
1,000,000	New Orleans Louisiana Ser. 10A	8.800	12/01/39	1,199,790
2,210,000	New York City New York Ser. 10	5.817	10/01/31	2,497,830
4,700,000	New York City New York Ser. 10	5.968	03/01/36	5,854,508
1,000,000	New York City Ser. 09D-1	6.385	12/01/29	1,151,540
960,000	North Las Vegas Nevada Ser. 10	5.372	06/01/19	903,926
1,000,000	NYE County Nevada Ser. 10B AGM	6.300	08/01/35	1,108,180
1,000,000	NYE County Nevada Ser. 10B AGM	6.400	08/01/40	1,113,780
1,450,000	Peoria County Illinois Community Unit School District No. 323 Ser. 10	6.020	04/01/28	1,610,762
1,000,000	Philadelphia Pennsylvania School District Ser. 10	6.615	06/01/30	1,044,790
500,000	Pima County Arizona Unified School District No. 20 Vail Ser. 10 AGM	5.700	07/01/24	550,985

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Ad Valorem Property Tax (continued)
$1,000,000	Quaker Valley Pennsylvania School District Ser. 10 AGM	5.959%	10/01/30	$1,073,000
2,000,000	Round Rock Texas Independent School District Ser. 10 PSF-GTD	5.774	08/01/30	2,288,120
1,000,000	Round Rock Texas Independent School District Ser. 10B	6.054	08/01/35	1,123,810
2,000,000	San Antonio Texas Independent School District Ser. 10 PSF-GTD	6.397	08/15/40	2,334,380
1,500,000	San Francisco California City & County Ser. 10	6.260	06/15/30	1,867,815
3,850,000	San Francisco California City & County Ser. 10D	6.260	06/15/30	4,794,059
1,000,000	San Mateo California Union High School District Ser. 10B	6.733	09/01/34	1,155,220
1,000,000	Santa Monica California Community College (District 2008 Election) Ser. 10A-1	6.663	08/01/30	1,144,360
1,000,000	Santa Monica California Community College (District 2008 Election) Ser. 10A-1	6.763	08/01/34	1,143,600
1,000,000	Santa Monica-Malibu Unified School District California Ser. 10C-1	5.796	07/01/25	1,153,960
3,500,000	Santa Monica-Malibu Unified School District California Ser. 10C-1	6.434	07/01/30	4,118,765
1,000,000	Snohomish County Washington Public Hospital District No. 3 (Cascade Valley Hospital) Ser. 10B	6.329	12/01/35	1,040,690
200,000	Southwestern Community College District California Ser. 09B	7.130	08/01/31	231,434
1,000,000	Tustin Unified School District School Facilities Improvement District No. 2008-1 (2008 Election) Sub-Ser. 10A-1	6.539	08/01/30	1,143,010
5,000,000	Utah State Ser. 10B	3.369	07/01/21	5,302,050
2,000,000	West Contra Costa California Unified School District (Taxable Election 2005) Ser. 09C-2	8.460	08/01/34	2,423,180
1,500,000	Westlake Ohio City School District Ser. 10	5.728	12/01/35	1,571,190
1,500,000	Westlake Ohio City School District Ser. 10	6.028	12/01/43	1,579,320
675,000	Wilson County Tennessee Tenth Special School District Ser. 10	6.130	04/01/35	759,787

				186,320,420

	College Revenue—8.4%
1,000,000	California Infrastructure & Economic Development Bank Rev. (California Infrastructure Economic Development) Ser. 10	6.486	05/15/49	1,198,180
1,000,000	Colorado State Board Governors University Enterprise System Rev. Ser. 10	5.957	03/01/33	1,194,200
1,145,000	Elizabeth City North Carolina University Rev. Ser. 10 AGM	8.097	04/01/32	1,365,733
1,300,000	FAU Finance Corp. Florida Capital Improvement Rev. Ser. 10	7.439	07/01/30	1,531,387
535,000	Florida State International University (Parking Facility) Rev. Ser. 09B	6.500	07/01/29	603,983
2,000,000	Indiana University Rev. Ser. 10	5.536	06/01/30	2,234,500
1,500,000	Indiana University Rev. Ser. 10	5.636	06/01/35	1,665,300
5,000,000	Massachusetts State College Building Auth. Ser. 09C	5.832	05/01/30	5,784,250
1,215,000	Mesa State College Colorado (Auxiliary Facilities Enterprise) Rev. Ser. 09B	5.800	05/15/40	1,438,815
1,000,000	Michigan State University Rev. General Ser. 10A	6.173	02/15/50	1,174,800
3,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10	6.190	07/01/40	3,373,800
1,000,000	New Mexico State University Regents Improvement Rev. Ser. 10B	6.124	04/01/30	1,099,490
1,000,000	North Carolina State University at Raleigh Rev. Ser. 10B	5.927	10/01/30	1,136,140
3,000,000	Northern Arizona University Rev. (Arizona Board of Regents) Ser. 10A	6.593	08/01/30	3,424,350
500,000	Northern Arizona University System Rev. Ser. 09A	6.687	06/01/39	566,760
250,000	Oakland University Michigan Rev. Ser. 09B	7.150	03/01/39	258,552
1,000,000	Pennsylvania State Higher Educational Facilities Auth. Rev. (Temple University) Ser. 10	6.141	04/01/30	1,201,130
3,580,000	University of California Rev. Ser. 10	5.946	05/15/45	4,537,507
500,000	University of Colorado Enterprise System Rev. Sub-Ser. 09B-2	6.114	06/01/29	560,825
3,000,000	University of Hawaii Rev. Ser. 10	5.834	10/01/30	3,403,050
5,000,000	University of Hawaii Rev. Ser. 10	6.034	10/01/40	5,696,600
250,000	University of Michigan University Rev. Ser. 10A	5.513	04/01/30	294,450
500,000	University of North Carolina University Ser. 09B	5.757	12/01/39	548,000
10,000,000	University of Texas System Ser. 10C	4.644	08/15/30	11,213,000
500,000	Utah State Board of Regents Auxiliary & Campus Facilities System Rev. Ser. 10	6.186	04/01/30	594,470
1,435,000	Washington State Biomedical Research Facilities No. 3 Ser. 10B	6.416	07/01/30	1,794,338
250,000	Wayne State University Ser. 09B	6.536	11/15/39	279,458

				58,173,068

	Electric Power Revenue—9.4%
1,915,000	American Municipal Power, Inc. Ohio (Combined Hydroelectric Projects) Rev. Ser.10	8.084	02/15/50	2,994,696
2,090,000	American Municipal Power, Inc. Ohio (Meldahl Hydroelectric-Remarketed) Ser. 10E	6.270	02/15/50	2,611,058
2,200,000	American Municipal Power, Inc. Ohio Ser. 10	7.499	02/15/50	3,189,428
750,000	Benton County Washington Public Utility District No. 1 Electric Rev. Ser. 10	6.546	11/01/30	862,463

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Electric Power Revenue (continued)
$6,500,000	Cowlitz County Washington Public Utility District No. 1 Electric Ser. 10	6.884%	09/01/32	$7,676,435
2,000,000	Douglas County Washington Public Utility District No. 1 Wells Hydroelectric Ser. 10B	5.245	09/01/30	2,197,660
2,500,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.730	01/01/30	2,956,950
2,750,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.830	01/01/40	3,329,453
500,000	JEA Florida Electric Systems Rev. Ser. 09F	6.406	10/01/34	597,820
2,000,000	Los Angeles California Department of Water & Power Rev. Ser. 10	6.166	07/01/40	2,223,620
1,500,000	Los Angeles California Department of Water & Power Rev. Ser. 10	7.000	07/01/41	1,801,245
500,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A	6.790	01/01/29	544,300
5,000,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A	6.890	01/01/42	6,135,450
1,000,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 10	7.597	01/01/32	1,259,960
8,909,000	Municipal Electric Auth. of Georgia (Plant Vogtle Units 3&4 Project P) Ser. 10	7.055	04/01/57	10,452,395
1,000,000	Northern California Power Agency Rev. (Lodi Energy Center) Ser. 10B	7.311	06/01/40	1,213,800
250,000	Northern Illinois Municipal Power Agency Power Project Rev. Ser. 10	7.620	01/01/30	294,840
1,000,000	Oklahoma State Municipal Power Auth. (Power Supply System) Rev. Ser. 10	6.440	01/01/45	1,184,070
1,900,000	Southern California Public Power Auth. (Power Project) Rev. Ser. 10	5.843	07/01/30	2,229,384
2,000,000	Southern California Public Power Auth. Rev. Ser. 10	5.921	07/01/35	2,345,800
2,570,000	Tacoma Washington Electric System Rev. Ser. 10 AGM	5.791	01/01/32	3,136,068
5,795,000	Virgin Islands Water & Power Auth. (Electric System) Rev. Ser. 10C AGM	6.850	07/01/35	6,245,677

				65,482,572

	Fuel Sales Tax Revenue—3.6%
5,000,000	Cape Coral Florida Gas Tax Rev. Ser. 10B	7.147	10/01/30	5,550,600
6,000,000	Missouri Highways & Transportation Commission (Taxable Third Lien State Road) Ser. 09C	5.063	05/01/24	6,897,960
2,250,000	Missouri State Highway & Transportation Commission (State Road Rev.) Ser. 09	4.963	05/01/23	2,570,310
2,000,000	Washington State Ser. 10	5.090	08/01/33	2,329,480
1,400,000	Washoe County Nevada Highway Rev. Ser. 10	7.063	02/01/30	1,616,132
5,000,000	Washoe County Nevada Highway Rev. Ser. 10	7.213	02/01/39	5,741,900

				24,706,382

	General Fund—7.4%
17,590,000	California State Ser. 09	7.500	04/01/34	25,383,250
4,500,000	California State Ser. 10	7.950	03/01/36	5,568,615
7,905,000	California State Ser. 10	7.600	11/01/40	12,011,489
5,000,000	California State Various Purpose Ser. 10	5.700	11/01/21	5,834,800
2,000,000	Kauai County Hawaii Ser. 10	5.763	08/01/33	2,423,040

				51,221,194

	Grant Revenue—1.8%
12,700,000	Chicago Board of Education Ser. 09E	6.138	12/01/39	12,471,654

	Highway Tolls Revenue—5.9%
595,000	Idaho Housing & Financing Association Ser. 10A-2	6.348	07/15/28	713,786
200,000	Illinois State Toll Highway Auth. Toll Highway Rev. Ser. 09A	5.293	01/01/24	216,916
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.259	11/01/29	284,498
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.009	11/01/39	311,980
5,000,000	North Texas Tollway Auth. Rev. Subordinate Lien Ser. 10B-2	8.410	02/01/30	5,896,050
16,175,000	North Texas Tollway Auth. Rev. Subordinate Lien Ser. 10B-2	8.910	02/01/30	19,647,934
2,000,000	Texas State Transportation Commission Rev. (First Tier) Ser. 10B	5.028	04/01/26	2,326,300
2,000,000	Texas State Transportation Commission Rev. (First Tier) Ser. 10B	5.178	04/01/30	2,373,320
5,000,000	Triborough Bridge & Tunnel Auth. Ser. 09B	5.420	11/15/36	5,820,000
2,715,000	Triborough Bridge & Tunnel Auth. Ser. 09B	5.500	11/15/39	3,228,189

				40,818,973

	Hospital Revenue—1.5%
1,000,000	Cuyahoga County Ohio Hospital Rev. Ser. 10	8.223	02/15/40	1,206,760
2,000,000	King County Washington Public Hospital District No. 1 Hospital Facilities Rev. Ser. 10	7.900	06/15/30	2,274,820
2,500,000	Lee Memorial Health System Florida Hospital Rev. Ser. 10A	7.281	04/01/27	2,935,600
1,000,000	New Liberty Missouri Hospital District Hospital Rev. Ser. 10B	7.000	12/01/35	1,062,100
1,000,000	Oak Valley California Hospital District (Health Facility) Rev. Ser. 10B	9.000	11/01/39	1,018,630
1,500,000	Tangipahoa Parish Louisiana Hospital Service District No. 1 (North Oaks Health System) Ser. 09A AGC	7.200	02/01/42	1,610,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Hospital Revenue (continued)
$500,000	University California Regents Medical Center Pooled Rev. Ser. 09F	6.458%	05/15/29	$613,085

				10,721,575

	Hotel Occupancy Tax—0.5%
2,780,000	Dallas Texas Convention Center Hotel Development Corp. Ser. 09	7.088	01/01/42	3,608,801

	Income Tax Revenue—1.6%
3,785,000	New York City Transitional Finance Auth. (Building Aid) Rev. Sub-Ser. 10S-1B	6.828	07/15/40	4,930,152
200,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 09F	5.292	03/15/25	235,098
1,800,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10	5.389	03/15/40	2,210,400
1,400,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10C	4.904	02/15/23	1,577,240
2,000,000	New York State Urban Development Corp. Rev. State Personal Income Tax Ser. 10C	5.838	03/15/40	2,495,520

				11,448,410

	Lease Revenue—6.6%
300,000	Beverly Hills California Public Financing Auth. Lease Rev. (Various Projects) Ser. 10C	6.674	06/01/30	342,357
1,000,000	Beverly Hills California Public Financing Auth. Lease Rev. (Various Projects) Ser. 10C	6.774	06/01/40	1,138,630
2,000,000	Brighton Colorado COP Ser. 10B AGM	6.550	12/01/30	2,236,480
800,000	California State Public Works Board Lease Rev. (California State University Projects) Ser. 10B-2	7.804	03/01/35	1,096,584
5,000,000	Colorado State Building Excellent Schools Today COP Ser. 10B	6.242	03/15/30	5,714,900
3,000,000	Colorado State Building Excellent Schools Today COP Ser. 10E	7.017	03/15/31	3,467,100
1,000,000	Columbus Indiana Multi-High School Building Corp. Ser. 10	6.446	01/15/30	1,090,860
2,000,000	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board (Gillette Electric) Ser. 10B	6.279	06/01/25	2,252,680
205,000	Escondido California Union High School District COP (Qualified School Construction Bonds) Ser. 10 AGM	5.000	06/01/17	208,831
1,000,000	Franklin County Ohio Convention Facilities Auth. Ser. 10	6.390	12/01/30	1,200,080
1,070,000	Franklin County Ohio Convention Facilities Auth. Ser. 10	6.540	12/01/36	1,350,147
1,500,000	Las Vegas Nevada COP (City Hall Project) Ser. 09B	7.750	09/01/29	1,779,045
500,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Recovery Zone Economic Development) Ser. 09D	7.757	09/01/39	532,490
1,000,000	Medical Center Educational Building Corp. Mississippi Rev. Ser. 10	6.692	06/01/32	1,146,400
2,000,000	Miami-Dade County Florida School Board COP Ser. 10	6.935	06/15/32	2,216,020
1,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10B	7.225	07/01/30	1,167,570
2,000,000	New York City Educational Construction Fund Rev. Ser. 10	6.000	04/01/35	2,291,900
1,000,000	Passaic County New Jersey Ser. 10	6.540	08/01/31	1,096,000
500,000	Peoria Illinois Public Building Commission (School District Facilities) Rev. Ser. 09C AGC	6.580	12/01/29	568,005
1,000,000	Prescott Arizona Municipal Property Corp. Rev. Ser. 10	6.245	07/01/29	1,157,400
3,000,000	Regional Transportation District Colorado COP Ser. 10	7.672	06/01/40	3,922,770
500,000	Salt Lake County Utah Municipal Building Auth. (Lease Rev.) Ser. 09B	5.820	12/01/29	604,580
3,000,000	San Francisco California City and County COP Ser. 09D	6.487	11/01/41	3,743,490
1,000,000	St. Charles Missouri COP Ser. 10B	5.650	02/01/30	1,019,540
2,000,000	USF Financing Corp. Florida COP Ser. 10	8.548	07/01/40	2,355,320
2,250,000	Williamsburg County South Carolina Public Facilities Corp. (Installment Purchase Rev.) Ser. 10	6.526	12/01/30	2,452,973

				46,152,152

	Miscellaneous Revenue—4.7%
500,000	Battery Park City Auth. Rev. Ser. 09A	6.375	11/01/39	572,290
500,000	Camden County New Jersey Improvement Auth. Rev. Ser. 09A	6.180	01/15/27	587,240
2,000,000	Commonwealth Financing Auth. Pennsylvania Rev. Ser. 10	5.587	06/01/30	2,289,100
1,000,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10	5.854	01/15/30	1,214,660
3,500,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10B-2	5.966	01/15/30	4,278,155
500,000	Kansas State Development Finance Auth. Rev. (Kansas State Projects) Ser. 10E-2	6.120	11/01/29	570,805
2,000,000	Kansas State Development Finance Auth. Rev. Ser. 10	5.945	03/01/30	2,268,180
7,000,000	Miami-Dade County Florida Special Obligation Ser. 10B	6.743	04/01/40	7,981,330
3,000,000	New Jersey Economic Development Auth. Rev. Ser. 10CC-1	6.425	12/15/35	3,342,000
4,220,000	New Jersey State Turnpike Auth. Rev. Ser. 09F	7.414	01/01/40	6,169,767
1,000,000	Port St. Lucie Florida Stormwater Utility Rev. Ser. 10A AGC	7.376	05/01/39	1,200,470
2,000,000	St. Cloud Florida Capital Improvement Rev. Ser. 10B AGM	5.849	09/01/30	2,235,360

				32,709,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Port, Airport & Marina Revenue—2.7%
$3,190,000	Chicago Illinois O’Hare International Airport Ser. 10	6.845%	01/01/38	$3,574,108
7,000,000	Chicago Illinois O’Hare International Airport Ser. 10	6.395	01/01/40	9,041,620
250,000	Long Beach California Senior Airport Rev. Ser. 09C	7.765	06/01/39	289,705
5,000,000	South Jersey Port Corp. New Jersey Rev. (Marine Terminal) Ser. 09-P-3	7.365	01/01/40	5,719,300

				18,624,733

	Resource Recovery Revenue—0.6%
3,905,000	Delaware State Solid Waste Auth. System Rev. Ser. 10B	4.970	06/01/19	4,353,177

	Sales Tax Revenue—1.4%
200,000	Glendale Arizona Municipal Property Corp. (Excise Tax) Rev. Ser. 08B AGM	6.157	07/01/33	225,360
250,000	Massachusetts State School Building Auth. Dedicated Sales Tax Rev. Ser. 09B	5.715	08/15/39	309,060
2,500,000	Miami-Dade County Florida Transit Sales Surtax Rev. Ser. 10B	5.534	07/01/32	2,738,875
1,000,000	Missouri State Highway & Transportation Commission State Road Rev. Ser. 10	5.020	05/01/25	1,106,550
1,025,000	Santa Clara Valley California Transportation Auth. Sales Tax Rev. Ser. 10	5.876	04/01/32	1,234,776
3,000,000	Washoe County Nevada Sales Tax Rev. Ser. 10	7.451	02/01/40	3,829,110

				9,443,731

	Sewer Revenue—2.5%
3,000,000	East Bay California Municipal Utility District Wastewater System Rev. Ser. 10	5.026	06/01/32	3,430,830
500,000	Hollywood Florida Water & Sewer Improvement Rev. Ser. 10B	7.198	10/01/39	595,165
1,030,000	Jurupa California Community Services District COP Ser. 10B	6.347	09/01/25	1,204,513
1,070,000	Jurupa California Community Services District COP Ser. 10B	6.497	09/01/26	1,264,708
1,125,000	Jurupa California Community Services District COP Ser. 10B	6.597	09/01/27	1,340,100
1,170,000	Jurupa California Community Services District COP Ser. 10B	6.697	09/01/28	1,402,795
500,000	Knoxville Tennessee Waste Water System Rev. Ser. 10	6.300	04/01/45	567,595
200,000	Memphis Tennessee Sanitary Sewage System Rev. Ser. 09B AGC	6.300	10/01/29	229,254
1,000,000	Millbrae California Wastewater Rev. COP Ser. 09A	7.423	12/01/39	1,116,560
2,000,000	Sacramento County California Sanitation Districts Financing Auth. Rev. Ser. 10A	6.325	08/01/40	2,533,800
200,000	Sarasota Florida Water & Sewer System Rev. Ser. 10B	5.425	10/01/30	216,216
3,000,000	Timpanogos Special Service District Utah Sewer Rev. Ser. 10 AGM	6.500	06/01/30	3,499,020

				17,400,556

	Special Assessment—0.2%
1,500,000	Macomb Interceptor Drainage District Michigan Ser. 10A	5.375	05/01/35	1,576,590

	Tax Increment Revenue—0.4%
500,000	Pensacola Florida Redevelopment Rev. Ser. 09B	7.263	04/01/33	560,770
1,000,000	Temecula California Redevelopment Agency Tax Allocation Rev. (Temecula Redevelopment No. 1) Ser. 10B	7.930	08/01/30	1,123,040
1,000,000	Temecula California Redevelopment Agency Tax Allocation Rev. (Temecula Redevelopment No. 1) Ser. 10B	8.180	08/01/39	1,132,860

				2,816,670

	Transit Revenue—4.0%
1,200,000	Maryland State Transportation Auth. (Transportation Facilities Projects) Rev. Ser. 10B	5.604	07/01/30	1,439,592
2,500,000	Metropolitan Transportation Auth. New York Dedicated Tax Fund (Metro Transit Auth.) Ser. 10A-2	6.089	11/15/40	3,227,975
4,160,000	Metropolitan Transportation Auth. New York Rev. Ser. 10E	6.814	11/15/40	5,693,168
6,000,000	New Jersey State Transportation Trust Fund Auth. Ser. 10C	5.754	12/15/28	6,860,700
1,125,000	New Jersey State Transportation Trust Fund Auth. Ser. 10C	6.104	12/15/28	1,242,168
7,455,000	New Jersey State Transportation Trust Fund Auth. System Ser. 10B	6.561	12/15/40	9,700,148

				28,163,751

	Water Revenue—5.7%
1,500,000	Beaumont Texas Waterworks & Sewer System Ser. 10B	6.007	09/01/30	1,765,095
200,000	Davie Florida Water & Sewer Rev. Ser. 10B AGM	6.599	10/01/30	234,020
3,000,000	East Bay California Municipal Utility District Water System Rev. Ser. 10	5.874	06/01/40	3,883,710
2,000,000	Fresno California Water System Rev. Ser. 10A-2	6.500	06/01/30	2,122,700
1,250,000	JEA Florida Water & Sewer System Rev. Ser. 10A	6.210	10/01/33	1,520,987
2,000,000	Jurupa California Community Services District COP (Water Bonds) Ser. 10B	7.192	09/01/40	2,565,320
500,000	Los Angeles California Department of Water & Power Water System Rev. Ser. 09C	5.381	07/01/24	588,810

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Water Revenue (continued)
$1,000,000	Metropolitan Water District of Southern California Ser. 10	6.947%	07/01/40	$1,200,360
1,000,000	Moulton-Niguel California Water District COP Ser. 09	6.790	09/01/29	1,141,420
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.790	06/15/41	1,128,740
2,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.724	06/15/42	2,526,000
1,100,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	6.124	06/15/42	1,256,673
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10DD	6.452	06/15/41	1,160,210
1,000,000	New York State Environmental Facilities Corp. (State Clean Water & Drinking) Ser. 10	5.707	06/15/30	1,208,070
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.570	12/15/29	580,540
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.820	12/15/39	609,580
500,000	Riverside California Water Rev. Ser. 09B	6.349	10/01/39	630,440
3,000,000	San Francisco California City & County Public Utilities Commission Water Rev. Ser. 10DE	5.700	11/01/27	3,638,580
500,000	Sarasota County Florida Utility System Rev. Ser. 10	7.126	10/01/30	609,965
2,000,000	Seminole County Florida Water & Sewer Rev. Ser. 10B	6.443	10/01/40	2,238,360
2,000,000	South Central Connecticut Regional Water Auth. Water System Rev. Ser. 10	6.243	08/01/30	2,378,320
1,500,000	Sunrise Florida Utility System Rev. Ser. 10B	5.813	10/01/30	1,723,770
1,000,000	Tacoma Washington Water System Rev. Ser. 10B	5.371	12/01/30	1,128,630
1,275,000	Tucson Arizona Water Rev. Ser. 10	5.789	07/01/26	1,431,341
1,250,000	Upper Eagle Regional Water Auth. Colorado Rev. Ser. 10	6.518	12/01/39	1,424,850
500,000	Western Nassau County Water Auth. Water System Rev. Ser. 10	6.701	04/01/40	613,885

				39,310,376

	Total Municipal Bonds (Cost $597,449,823)			665,524,142

Number of Shares
	Money Market Fund—2.5%
17,219,197	Invesco Premier Portfolio—Institutional Class(a) (Cost $17,219,197)			17,219,197

	Total Investments (Cost $614,669,020)—98.2%			682,743,339
	Other assets less liabilities—1.8%			12,412,821

	Net Assets—100.0%			$695,156,160

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

Auth.—Authority

COP—Certificate of Participation

PSF-GTD—Permanent School Fund Guaranteed

Ref.—Refunding Bonds

Rev.—Revenue

Ser.—Series

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Schedule of Investments

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—94.3%
	Ad Valorem Property Tax—26.7%
$1,350,000	Antelope Valley California Community College District (Election 2004) Ser. 07B NATL RE	5.250%	08/01/39	$1,494,706
500,000	Arcadia California Unified School District (Election 2006) Ser. 07A AGM	5.000	08/01/37	541,390
800,000	Centinela Valley California Union High School District (Election 2010) Ser. 12B AGM	5.000	08/01/50	872,056
1,000,000	Colton California Joint Unified School District (Election 2008) Ser. 09-A AGC	5.375	08/01/34	1,145,670
1,500,000	Corona-Norco California Unified School District (Election 2006) Ser. 09C AGM	5.500	08/01/39	1,752,045
500,000	Desert California Community College District Ser. 07C AGM	5.000	08/01/37	546,100
1,500,000	El Monte California Union High School District (Election of 2008) Ser. 09A AGC	5.500	06/01/34	1,700,895
500,000	Los Angeles California Community College District (Election 2001) Ser. 07A NATL RE	5.000	08/01/32	551,225
1,505,000	Los Angeles Unified School District (Election 2002) Ser. 07C AGM	5.000	07/01/32	1,646,726
1,000,000	Peralta Community College District Ser. 06A NATL RE(a)	5.000	08/01/16	1,081,840
1,100,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/31	1,106,996
500,000	Riverside Community College District (Election 2004) Ser. 07C NATL RE	5.000	08/01/32	549,510
400,000	San Diego California Community College District (Election 2006) Ser. 07 AGM	5.000	08/01/32	440,068
2,000,000	West Contra Costa California Unified School District Ref. Ser. 12 AGM	5.000	08/01/32	2,268,020
1,740,000	Yosemite California Community College District (Election 2004) Ser. 08C AGM	5.000	08/01/32	1,962,703

				17,659,950

	College Revenue—6.9%
500,000	California State University Rev. Systemwide Ser. 07A AGM	5.000	11/01/37	545,520
2,000,000	California State University Rev. Systemwide Ser. 14A	5.000	11/01/39	2,310,640
1,500,000	University of California Rev. (Limited Project) Ser. 12G	5.000	05/15/37	1,687,590

				4,543,750

	Electric Power Revenue—10.9%
2,000,000	Guam Power Auth. Rev. Ser. 10A AGM	5.000	10/01/37	2,198,820
2,000,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/30	2,303,540
1,000,000	Los Angeles California Department of Water & Power Rev. Ser. 14D	5.000	07/01/39	1,148,160
400,000	Los Angeles California Water & Power Rev. (Power System) Sub-Ser. 07A-1 AMBAC	5.000	07/01/39	438,552
1,000,000	Redding California Electric System Rev. COP Ser. 08A AGM	5.000	06/01/30	1,109,400

				7,198,472

	General Fund—4.2%
550,000	California State Ref. Ser. 07 NATL RE	4.250	08/01/33	571,956
2,000,000	California State Various Purpose Ser.13	5.000	04/01/43	2,242,580

				2,814,536

	Hospital Revenue—5.6%
500,000	California Statewide Communities Development Auth. Rev. (Adventist Remarketed 05/23/08) Ser. 07B AGC	5.000	03/01/37	533,615
1,000,000	California Statewide Communities Development Auth. Rev. (Catholic Healthcare West) Ser. 07K AGC	5.500	07/01/41	1,091,920
1,000,000	California Statewide Communities Development Auth. Rev. (St. Joseph Health System-Remarketed) Insured Ser. 07C FGIC	5.750	07/01/47	1,130,980
945,000	University of California Regents Medical Center Pooled Rev. Ser. 07A NATL RE	4.750	05/15/31	971,016

				3,727,531

	Lease Revenue—9.7%
1,500,000	Kern County California COP (Capital Improvements Projects) Ser. 09A AGC	5.750	08/01/35	1,728,465
485,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Figueroa Plaza) Ser. 07B1 NATL RE	4.750	08/01/37	486,576
1,000,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Real Property) Ser. 09B AGC	5.500	04/01/39	1,148,160
400,000	Los Angeles California Municipal Improvement Corp. Lease Rev. Police Headquarters Facility Ser. 06A NATL RE	4.250	01/01/37	405,388
1,000,000	Richmond Joint Powers Financing Auth. Lease Rev. (Civic Center Project) Ser. 09 AGC	5.750	08/01/29	1,162,360
400,000	Santa Clara Valley California Water District (COP Water Utility System Improvement) Ser. 07A NATL RE	5.000	06/01/37	434,500
1,000,000	Yuba California Levee Financing Auth. Rev. (Levee Financing Project) Ser. 08A AGC	5.000	09/01/38	1,046,550

				6,411,999

	Miscellaneous Revenue—6.1%
1,500,000	California State Various Purpose—Green Bonds Ser.14	5.000	10/01/37	1,734,045
2,000,000	Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11 AGM	5.500	09/01/46	2,279,360

				4,013,405

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Port, Airport & Marina Revenue—3.4%
$2,000,000	San Francisco California City & County Airports Commission (San Francisco International Airport) Ser. 14B	5.000%	05/01/44	$2,257,080

	Sales Tax Revenue—5.3%
1,500,000	Los Angeles County California Metropolitan Transportation Auth. Sales Tax Rev. (Proposition A First Tier Senior) Ser. 05-A AMBAC	5.000	07/01/35	1,543,065
1,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (First Subordinate Ser.) 10C AGM	5.125	08/01/42	1,470,495
500,000	San Mateo County California Transit District (Sales Tax) Rev. Ref. Ser. 05A NATL RE	4.750	06/01/34	509,760

				3,523,320

	Sewer Revenue—3.9%
400,000	Bakersfield California Wastewater Rev. Ser. 07A AGM	5.000	09/15/32	439,008
400,000	Clovis California Public Financing Auth. Wastewater Rev. Ser. 07 AMBAC	4.500	08/01/38	404,256
650,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/37	724,347
460,000	Hollister California Joint Powers Financing Auth. (Wastewater Rev. Refinancing & Improvement Project) Ser. 01 AGM	5.000	06/01/32	472,852
360,000	Los Angeles California Wastewater System Rev. Ser. 05A NATL RE(a)	4.750	06/01/15	369,691
30,000	Los Angeles California Wastewater System Rev. Ser. 05A NATL RE(a)	4.750	06/01/15	30,808
110,000	Los Angeles California Wastewater System Rev. Ser. 05A NATL RE	4.750	06/01/35	112,245

				2,553,207

	Special Assessment—2.5%
1,500,000	Sacramento California Area Flood Control Agency Consolidated Capital Assessment District Ser. 08 BHAC	5.625	10/01/37	1,692,060

	Tax Increment Revenue—1.7%
1,000,000	Inland Valley California Development Successor Agency Tax Allocation Ref. Ser.14A AGM	5.000	09/01/44	1,108,840

	Water Revenue—7.4%
1,000,000	East Bay California Municipal Utility District Water System Rev. Ref. Ser. 07A NATL RE	5.000	06/01/32	1,103,670
390,000	East Bay California Municipal Utility District Water System Rev. Sub- Ser. 05A NATL RE(a)	5.000	06/01/15	401,068
110,000	East Bay California Municipal Utility District Water System Rev. Sub- Ser. 05A NATL RE	5.000	06/01/35	112,776
2,000,000	Los Angeles California Department of Water & Power Rev. Ser. 12B	5.000	07/01/43	2,248,020
500,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A AGC	5.125	07/01/47	490,940
500,000	San Francisco City & County Public Utilities Commission Water Rev. Ser. 06A AGM	4.500	11/01/31	523,245

				4,879,719

	Total Investments (Cost $58,649,879)(b)—94.3%			62,383,869
	Other assets less liabilities—5.7%			3,785,566

	Net Assets—100.0%			$66,169,435

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

BHAC—Berkshire Hathaway Assurance Corp.

COP—Certificate of Participation

FGIC—Financial Guaranty Insurance Co.

NATL RE—National Public Finance Guarantee Corp.

Ref.—Refunding Bonds

Rev.—Revenue

Ser.—Series

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2014. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	37.8%
Assured Guaranty Corp.	17.3
National Public Finance Guarantee Corp.	14.7

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Schedule of Investments

PowerShares CEF Income Composite Portfolio (PCEF)

October 31, 2014

Number of Shares		Value
	Closed-End Funds—99.9%
	Bonds—49.4%
2,266,177	Aberdeen Asia-Pacific Income Fund, Inc.	$13,325,121
2,075,609	AllianceBernstein Income Fund, Inc.	15,816,141
134,500	Ares Dynamic Credit Allocation Fund, Inc.	2,267,670
125,184	Babson Capital Global Short Duration High Yield Fund	2,857,951
359,665	BlackRock Build America Bond Trust	7,729,201
212,488	BlackRock Core Bond Trust	2,843,089
961,281	BlackRock Credit Allocation Income Trust	13,015,745
303,030	BlackRock Income Opportunity Trust, Inc. (The)	3,133,330
556,606	BlackRock Income Trust, Inc.	3,573,410
232,652	BlackRock Limited Duration Income Trust	3,752,677
334,752	BlackRock Multi-Sector Income Trust	5,955,238
352,114	Blackstone/GSO Strategic Credit Fund	5,813,402
181,037	Brookfield Mortgage Opportunity Income Fund, Inc.	3,057,715
106,081	Brookfield Total Return Fund, Inc.	2,615,957
220,648	Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	5,366,159
91,548	Cohen & Steers Select Preferred and Income Fund, Inc.	2,393,065
81,525	Cutwater Select Income Fund	1,592,183
707,476	DoubleLine Income Solutions Fund	15,069,239
75,156	DoubleLine Opportunistic Credit Fund	1,819,527
174,878	Duff & Phelps Utility and Corporate Bond Trust, Inc.	1,736,539
918,301	Eaton Vance Limited Duration Income Fund	13,499,025
163,452	Eaton Vance Short Duration Diversified Income Fund	2,374,958
88,199	Eaton Vance Tax-Advantaged Bond and Options Strategies Fund	1,240,078
133,121	First Trust Aberdeen Global Opportunity Income Fund	1,783,821
456,218	First Trust Intermediate Duration Preferred & Income Fund	10,009,423
139,777	Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	3,199,495
49,994	Flaherty & Crumrine Preferred Income Fund, Inc.	705,915
225,792	Flaherty & Crumrine Preferred Securities Income Fund, Inc.	4,515,840
60,792	Flaherty & Crumrine Total Return Fund, Inc.	1,224,351
233,695	Franklin Limited Duration Income Trust	2,911,840
133,209	Guggenheim Build America Bonds Managed Duration Trust	2,870,654
88,302	Invesco Bond Fund(a)	1,635,353
1,385,546	Invesco Senior Income Trust(a)	6,484,355
46,078	John Hancock Investors Trust	878,247
159,739	John Hancock Preferred Income Fund	3,282,636
130,168	John Hancock Preferred Income Fund II	2,654,125
238,536	John Hancock Preferred Income Fund III	4,234,014
434,253	John Hancock Premium Dividend Fund	5,944,924
182,732	Legg Mason BW Global Income Opportunities Fund, Inc.	3,164,918
485,893	MFS Charter Income Trust	4,353,601
203,285	MFS Government Markets Income Trust	1,164,823
745,096	MFS Intermediate Income Trust	3,762,735
695,854	MFS Multimarket Income Trust	4,432,590

Number of Shares		Value
	Closed-End Funds (continued)
	Bonds (continued)
55,576	Nuveen Build America Bond Opportunity Fund	$1,185,436
205,318	Nuveen Build America Bond Term Fund	4,219,285
1,192,308	Nuveen Credit Strategies Income Fund	10,528,080
351,063	Nuveen Diversified Currency Opportunities Fund	3,784,459
341,966	Nuveen Floating Rate Income Fund	3,799,242
71,014	Nuveen Global Government Enhanced Income Fund	855,222
38,074	Nuveen Mortgage Opportunity Term Fund 2	871,133
176,888	Nuveen Preferred & Income Term Fund	4,105,570
854,115	Nuveen Preferred Income Opportunities Fund	8,003,058
565,061	Nuveen Quality Preferred Income Fund	4,701,307
955,640	Nuveen Quality Preferred Income Fund II	8,524,309
209,535	Nuveen Quality Preferred Income Fund III	1,770,571
160,832	PIMCO Corporate & Income Strategy Fund	2,602,262
75,601	PIMCO Income Opportunity Fund	2,060,883
110,298	PIMCO Income Strategy Fund	1,355,562
302,663	PIMCO Income Strategy Fund II	3,214,281
161,074	PIMCO Strategic Income Fund, Inc.	1,634,901
155,169	Pioneer Floating Rate Trust	1,795,305
207,840	Prudential Short Duration High Yield Fund, Inc.	3,495,869
571,344	Putnam Master Intermediate Income Trust	2,851,007
1,154,650	Putnam Premier Income Trust	6,235,110
82,615	Stone Harbor Emerging Markets Income Fund	1,547,379
355,935	TCW Strategic Income Fund, Inc.	1,961,202
1,007,791	Templeton Global Income Fund	7,891,004
96,753	Virtus Global Multi-Sector Income Fund	1,652,541
131,763	Western Asset Global Corporate Defined Opportunity Fund, Inc.	2,400,722
65,988	Western Asset Investment Grade Defined Opportunity Trust, Inc.	1,348,135
64,320	Western Asset Mortgage Defined Opportunity Fund, Inc.	1,559,117
72,177	Western Asset Premier Bond Fund	1,030,615
539,763	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	6,218,070
256,285	Western Asset/Claymore Inflation-Linked Securities & Income Fund	2,965,217

		306,227,934

	Bonds/High Yield—24.9%
656,582	AllianceBernstein Global High Income Fund, Inc.	8,890,120
40,299	Ares Multi-Strategy Credit Fund, Inc.	819,682
1,079,612	BlackRock Corporate High Yield Fund, Inc.	12,793,402
1,485,217	BlackRock Debt Strategies Fund, Inc.	5,658,677
285,353	BlackRock Floating Rate Income Strategies Fund, Inc.	3,920,750
147,191	BlackRock Floating Rate Income Trust	1,939,977
404,621	Credit Suisse Asset Management Income Fund, Inc.	1,403,630
427,930	Credit Suisse High Yield Bond Fund	1,335,142
146,061	Deutsche High Income Opportunities Fund, Inc.	2,104,739
188,939	Deutsche Multi-Market Income Trust	1,687,225
337,720	Dreyfus High Yield Strategies Fund	1,357,634

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares CEF Income Composite Portfolio (PCEF) (continued)

October 31, 2014

Number of Shares		Value
	Closed-End Funds (continued)
	Bonds/High Yield (continued)
303,659	Eaton Vance Floating-Rate Income Trust	$4,333,214
228,629	Eaton Vance Senior Floating-Rate Trust	3,212,237
317,210	First Trust High Income Long/Short Fund	5,452,840
165,250	First Trust Senior Floating Rate Income Fund II	2,187,910
206,803	Global High Income Fund, Inc.	2,001,853
30,406	Guggenheim Credit Allocation Fund	732,481
141,324	Ivy High Income Opportunities Fund	2,459,038
115,655	KKR Income Opportunities Fund	2,033,215
490,342	Managed High Yield Plus Fund, Inc.	980,684
228,389	Morgan Stanley Emerging Markets Debt Fund, Inc.	2,215,373
152,638	Neuberger Berman High Yield Strategies Fund, Inc.	2,008,716
201,211	New America High Income Fund, Inc. (The)	1,921,565
241,279	Nuveen Floating Rate Income Opportunity Fund	2,731,278
298,732	Nuveen Senior Income Fund	2,016,441
258,862	PIMCO Corporate & Income Opportunity Fund	4,532,674
1,055,654	PIMCO Dynamic Credit Income Fund	23,361,623
36,478	Pioneer Diversified High Income Trust	740,503
257,311	Prudential Global Short Duration High Yield Fund, Inc.	4,219,900
74,252	Stone Harbor Emerging Markets Income Fund	1,349,159
301,500	Templeton Emerging Markets Income Fund	3,829,050
1,134,207	Voya Prime Rate Trust	6,079,350
542,761	Wells Fargo Advantage Income Opportunities Fund	4,944,553
365,536	Wells Fargo Advantage Multi-Sector Income Fund	5,186,956
244,632	Western Asset Emerging Markets Debt Fund, Inc.	4,217,456
253,141	Western Asset Emerging Markets Income Fund, Inc.	3,032,629
190,550	Western Asset Global High Income Fund, Inc.	2,273,262
445,449	Western Asset High Income Fund II, Inc.	3,928,860
649,176	Western Asset High Income Opportunity Fund, Inc.	3,726,270
198,667	Western Asset High Yield Defined Opportunity Fund, Inc.	3,313,766
409,048	Western Asset Managed High Income Fund, Inc.	2,241,174
115,570	Western Asset Worldwide Income Fund, Inc.	1,407,527

		154,582,535

	Domestic Equity—2.7%
102,432	Cohen & Steers Global Income Builder, Inc.	1,292,692
1,180,539	DNP Select Income Fund, Inc.	12,360,243
113,030	GAMCO Natural Resources Gold & Income Trust	996,925
107,750	John Hancock Hedged Equity & Income Fund	1,866,230

		16,516,090

	Option Income—22.9%
419,752	AllianzGI NFJ Dividend, Interest & Premium Strategy Fund	7,303,685
234,995	BlackRock Energy and Resources Trust	5,588,181
262,033	BlackRock Enhanced Capital and Income Fund, Inc.	3,901,671

Number of Shares		Value
	Closed-End Funds (continued)
	Option Income (continued)
1,548,477	BlackRock Enhanced Equity Dividend Trust	$12,929,783
540,835	BlackRock Global Opportunities Equity Trust	7,571,690
40,255	BlackRock Health Sciences Trust	1,665,349
682,337	BlackRock International Growth and Income Trust	4,953,767
506,004	BlackRock Real Asset Equity Trust	4,048,032
79,707	Columbia Seligman Premium Technology Growth Fund, Inc.	1,372,554
73,343	Dow 30 Premium & Dividend Income Fund, Inc.	1,171,288
170,208	Dow 30SM Enhanced Premium & Income Fund, Inc.	2,319,935
237,405	Eaton Vance Enhanced Equity Income Fund	3,290,433
288,511	Eaton Vance Enhanced Equity Income Fund II	4,016,073
527,486	Eaton Vance Risk-Managed Diversified Equity Income Fund	6,113,563
130,150	Eaton Vance Tax-Managed Buy-Write Income Fund	2,094,113
280,506	Eaton Vance Tax-Managed Buy-Write Opportunities Fund	4,201,980
924,327	Eaton Vance Tax-Managed Diversified Equity Income Fund	10,823,869
570,272	Eaton Vance Tax-Managed Global Buy- Write Opportunities Fund	6,888,886
1,834,356	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	18,215,155
155,542	First Trust Enhanced Equity Income Fund	2,266,247
100,522	Guggenheim Enhanced Equity Income Fund	890,625
148,654	Madison Covered Call & Equity Strategy Fund	1,263,708
96,338	NASDAQ Premium Income & Growth Fund, Inc.	1,935,430
157,641	Nuveen Equity Premium Advantage Fund	2,134,459
125,724	Nuveen Equity Premium and Growth Fund	1,804,139
235,984	Nuveen Equity Premium Income Fund	3,044,194
503,762	Nuveen Equity Premium Opportunity Fund	6,473,342
151,158	Nuveen Global Equity Income Fund	2,005,867
93,590	Voya Asia Pacific High Dividend Equity Income Fund	1,196,080
136,171	Voya Global Advantage and Premium Opportunity Fund	1,623,158
584,052	Voya Global Equity Dividend and Premium Opportunity Fund	5,420,003
121,126	Voya Infrastructure Industrials and Materials Fund	2,014,325
172,638	Voya Natural Resources Equity Income Fund	1,688,400

		142,229,984

	Total Investments (Cost $610,157,540)—99.9%	619,556,543
	Other assets less liabilities—0.1%	355,977

	Net Assets—100.0%	$619,912,520

Notes to Schedule of Investments:

(a)	Affiliated company. The Fund’s Adviser and the adviser for Invesco Bond Fund and Invesco Senior Income Trust are wholly-owned subsidiaries of Invesco Ltd, and therefore are considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Schedule of Investments

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

October 31, 2014

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds—78.1%
		Australia—0.5%
CNH	5,000,000	Australia & New Zealand Banking Group Ltd., EMTN	2.900%	08/14/15	$816,685

		Brazil—2.3%
CNH	24,000,000	Banco BTG Pactual SA, GMTN	4.100	03/26/16	3,877,351

		China—39.5%
CNH	5,000,000	21Vianet Group, Inc.	7.875	03/22/16	802,580
CNH	10,000,000	21Vianet Group, Inc.	6.875	06/26/17	1,548,028
CNH	15,000,000	Agricultural Bank of China Ltd.	3.200	11/28/15	2,442,835
CNH	3,000,000	Agricultural Development Bank of China	3.200	06/22/15	489,862
CNH	10,000,000	Agricultural Development Bank of China	3.080	01/16/16	1,630,595
CNH	5,000,000	Agricultural Development Bank of China	3.280	01/16/17	816,338
CNH	19,500,000	AVIC International Finance & Investment Ltd.	4.800	07/09/15	3,203,251
CNH	4,000,000	Bank of China Ltd.	3.100	07/23/15	651,515
CNH	10,000,000	Bank of China Ltd., EMTN	3.450	01/16/17	1,628,209
CNH	20,000,000	Bestgain Real Estate Lyra Ltd., EMTN	4.500	12/04/18	3,286,956
CNH	10,000,000	Bitronic Ltd.	4.000	12/12/15	1,634,313
CNH	13,000,000	CCBL Funding PLC	3.200	11/29/15	2,117,075
CNH	15,000,000	Central Plaza Development Ltd.	7.600	11/29/15	2,511,577
CNH	20,000,000	China CITIC Bank Corp. Ltd.	4.125	02/27/17	3,289,181
CNH	5,000,000	China Datang Corp., EMTN	3.600	04/25/16	811,897
CNH	1,000,000	China Development Bank Corp.	2.950	08/02/15	163,068
CNH	6,000,000	China Development Bank Corp.	4.200	01/19/27	956,497
CNH	20,000,000	China Development Bank Corp., EMTN	3.600	11/13/18	3,274,688
CNH	10,500,000	China Electronics Corp. Holdings Co. Ltd., EMTN	4.700	01/16/17	1,722,288
CNH	13,000,000	China General Nuclear Power Corp.	3.750	11/01/15	2,125,640
CNH	11,700,000	China Minmetals Corp.	3.650	03/28/16	1,901,111
CNH	6,000,000	China Resources Power Holdings Co. Ltd.	3.750	11/12/15	980,511
CNH	15,000,000	Eastern Air Overseas Hong Kong Corp. Ltd.	3.875	06/05/16	2,447,144
CNH	7,000,000	Export-Import Bank of China (The)	2.900	04/05/15	1,142,125
CNH	6,000,000	Export-Import Bank of China (The)	3.350	06/18/17	980,834
CNH	10,000,000	Export-Import Bank of China (The), Series A	3.000	01/21/16	1,630,659
CNH	10,000,000	Export-Import Bank of China (The), Series B	3.250	01/21/17	1,634,256
CNH	5,000,000	Fantasia Holdings Group Co. Ltd.	7.875	05/27/16	753,676
CNH	2,000,000	Future Land Development Holdings Ltd.	9.750	04/23/16	328,354
CNH	5,000,000	Gemdale Asia Holding Ltd.	5.625	03/21/18	799,891
CNH	12,000,000	Gemdale International Holding Ltd.	9.150	07/26/15	2,010,366
CNH	10,000,000	Greentown China Holdings Ltd.	5.625	05/13/16	1,588,808
CNH	12,870,000	Huaneng Power International, Inc.	3.850	02/05/16	2,096,232
CNH	6,000,000	Industrial & Commercial Bank of China Ltd.	3.000	08/14/15	977,305
CNH	10,000,000	Industrial & Commercial Bank of China Ltd., EMTN	3.200	11/28/15	1,628,153
CNH	15,000,000	Jinchuan Group Co. Ltd.	4.750	07/17/17	2,427,548
CNH	10,000,000	Kaisa Group Holdings Ltd.	6.875	04/22/16	1,608,412
CNH	10,000,000	Kunzhi Ltd.	5.875	01/15/17	1,667,095
CNH	11,000,000	Shanghai Baosteel Group Corp.	3.500	12/01/14	1,796,459
CNH	5,500,000	Shanghai Baosteel Group Corp.	4.150	03/01/17	907,051
CNH	8,000,000	Yanlord Land HK Co. Ltd.	5.375	05/23/16	1,284,735

					65,697,118

		France—2.1%
CNH	11,000,000	Air Liquide Finance SA	3.000	09/19/16	1,791,005
CNH	10,000,000	Total Capital SA, EMTN	3.750	09/24/18	1,668,032

					3,459,037

		Germany—1.6%
CNH	1,000,000	Volkswagen International Finance NV, EMTN	2.150	05/23/16	161,426
CNH	5,000,000	Volkswagen International Finance NV, EMTN	3.750	11/30/17	829,819
CNH	10,000,000	Volkswagen International Finance NV, EMTN	3.500	01/23/19	1,644,677

					2,635,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) (continued)

October 31, 2014

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Hong Kong—13.3%
CNH	5,000,000	Asia Standard International Group Ltd.	6.500%	04/17/18	$797,911
CNH	3,000,000	Bank of East Asia China Ltd.	3.650	05/11/15	490,479
CNH	14,000,000	China Construction Bank Asia Corp. Ltd., EMTN	3.250	03/13/16	2,276,124
CNH	2,000,000	China Datang Overseas Hong Kong Co. Ltd.	4.500	06/15/15	327,666
CNH	10,000,000	Far East Consortium International Ltd.	5.875	03/04/16	1,632,343
CNH	10,000,000	HKCG Finance Ltd., EMTN	1.400	04/11/16	1,590,166
CNH	5,000,000	I.T. Ltd.	6.250	05/15/18	770,489
CNH	1,000,000	Industrial & Commercial Bank of China Asia Ltd., EMTN	6.000	11/04/21	169,346
CNH	4,000,000	Lafarge Shui On Cement Ltd.	9.000	11/14/14	654,133
CNH	6,000,000	Lai Fung Holdings Ltd.	6.875	04/25/18	942,630
CNH	10,000,000	New World China Land Ltd.	8.500	04/11/15	1,661,874
CNH	15,500,000	New World China Land Ltd.	5.500	02/06/18	2,568,566
CNH	5,000,000	Noble Group Ltd., EMTN	4.000	01/30/16	819,113
CNH	5,000,000	RKI Finance 2013 Ltd., EMTN	6.000	12/03/16	809,763
CNH	10,000,000	Starway Assets Enterprises, Inc.	4.100	01/22/17	1,641,139
CNH	10,000,000	Value Success International Ltd.	4.000	11/21/16	1,637,060
CNH	10,000,000	Value Success International Ltd.	4.750	11/04/18	1,660,694
CNH	10,000,000	Victor Soar Ltd.	5.750	11/10/14	1,633,810

					22,083,306

		India—0.7%
CNH	7,000,000	ICICI Bank Ltd.	4.900	09/21/15	1,155,954

		Japan—1.5%
CNH	15,000,000	Bank of Tokyo-Mitsubishi UFJ China Ltd.	3.050	05/26/17	2,441,596

		Mexico—2.0%
CNH	20,000,000	America Movil SAB de CV	3.500	02/08/15	3,266,028

		Netherlands—0.2%
CNH	2,000,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.250	09/20/15	329,159

		New Zealand—1.5%
CNH	15,000,000	Fonterra Cooperative Group Ltd., EMTN	3.600	01/29/19	2,437,598

		Russia—3.2%
CNH	10,000,000	Gazprombank OJSC Via GPB Eurobond Finance PLC, EMTN	4.250	01/30/17	1,519,327
CNH	15,000,000	Russian Agricultural Bank OJSC Via RSHB Capital SA, MTN(b)	3.600	02/04/16	2,279,376
CNH	10,000,000	Russian Standard Bank Via Russian Standard Finance SA	8.000	02/14/15	1,604,472

					5,403,175

		Singapore—1.0%
CNH	10,500,000	Global Logistic Properties Ltd.(b)	3.375	05/11/16	1,707,078

		South Korea—0.3%
CNH	3,000,000	Korea Development Bank (The)	3.300	06/21/15	490,435

		Supranational—0.9%
CNH	10,000,000	Asian Development Bank, EMTN	2.850	10/21/20	1,593,932

		Sweden—0.7%
CNH	7,000,000	Volvo Treasury AB, EMTN	3.800	11/22/15	1,147,807

		United Arab Emirates—1.3%
CNH	13,700,000	Emirates NBD PJSC, EMTN	4.875	03/12/15	2,244,769

		United Kingdom—2.9%
CNH	10,000,000	BP Capital Markets PLC, EMTN	3.950	10/08/18	1,667,590
CNH	5,000,000	HSBC Bank PLC, EMTN	2.875	04/30/15	816,076
CNH	15,000,000	Standard Chartered PLC	2.625	05/31/16	2,430,814

					4,914,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) (continued)

October 31, 2014

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		United States—2.6%
CNH	12,000,000	Caterpillar Financial Services Corp., EMTN	3.350%	11/26/14	$1,957,912
CNH	5,500,000	Caterpillar Financial Services Corp., MTN(b)	3.250	06/26/15	898,848
CNH	9,000,000	Ford Motor Co.(b)	4.875	03/26/15	1,476,695

					4,333,455

		Total Corporate Bonds (Cost $130,976,283)			130,034,885

		Sovereign Debt Obligations—20.6%
		China—20.4%
CNH	6,000,000	China Government Bond	1.800	12/01/15	970,967
CNH	20,000,000	China Government Bond	2.870	06/27/16	3,270,973
CNH	13,500,000	China Government Bond	1.400	08/18/16	2,155,126
CNH	25,000,000	China Government Bond	2.600	11/22/16	4,075,137
CNH	30,000,000	China Government Bond	2.560	06/29/17	4,883,011
CNH	30,000,000	China Government Bond	3.090	11/22/18	4,931,422
CNH	20,000,000	China Government Bond	3.090	06/29/20	3,246,504
CNH	16,000,000	China Government Bond	2.480	12/01/20	2,478,859
CNH	10,000,000	China Government Bond	2.360	08/18/21	1,515,791
CNH	19,000,000	China Government Bond	3.100	06/29/22	3,004,970
CNH	9,000,000	China Government Bond	3.160	06/27/23	1,411,780
CNH	12,500,000	China Government Bond	3.480	06/29/27	1,988,775

					33,933,315

		South Korea—0.2%
CNH	2,000,000	Export-Import Bank of Korea, EMTN	3.250	07/27/15	327,030

		Total Sovereign Debt Obligations (Cost $34,610,588)			34,260,345

	Number of Shares
		Money Market Fund—0.4%
	665,671	Invesco Premier Portfolio—Institutional Class(c) (Cost $665,671)			665,671

		Total Investments (Cost $166,252,542)—99.1%			164,960,901
		Other assets less liabilities—0.9%			1,490,220

		Net Assets—100.0%			$166,451,121

Investment Abbreviations:

CNH—Chinese Yuan

EMTN—Euro Medium-Term Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Notes

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount denominated in currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $6,361,997, which represented 3.82% of the Fund’s Net Assets.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Schedule of Investments

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations—98.6%
	Brazil—4.5%
$25,918,000	Brazilian Government International Bond	8.250%	01/20/34	$36,026,020
28,637,000	Brazilian Government International Bond	7.125	01/20/37	36,297,397
33,644,000	Brazilian Government International Bond	5.625	01/07/41	36,587,850

				108,911,267

	Colombia—4.3%
26,131,000	Colombia Government International Bond	7.375	09/18/37	35,407,505
30,427,000	Colombia Government International Bond	6.125	01/18/41	36,740,602
30,084,000	Colombia Government International Bond	5.625	02/26/44	33,742,395

				105,890,502

	Croatia—4.1%
29,548,000	Croatia Government International Bond(a)	6.750	11/05/19	32,909,085
30,497,000	Croatia Government International Bond(a)	6.625	07/14/20	33,985,247
30,469,000	Croatia Government International Bond(a)	6.375	03/24/21	33,630,159

				100,524,491

	El Salvador—4.7%
31,847,000	El Salvador Government International Bond(a)	8.250	04/10/32	37,420,225
34,504,000	El Salvador Government International Bond(a)	7.650	06/15/35	37,781,880
35,925,000	El Salvador Government International Bond(a)	7.625	02/01/41	39,158,250

				114,360,355

	Hungary—4.3%
29,871,000	Hungary Government International Bond	6.375	03/29/21	34,049,236
31,386,000	Hungary Government International Bond	5.375	03/25/24	33,664,624
28,776,000	Hungary Government International Bond	7.625	03/29/41	37,336,860

				105,050,720

	Indonesia—4.5%
26,253,000	Indonesia Government International Bond(a)	8.500	10/12/35	36,819,833
31,433,000	Indonesia Government International Bond(a)	6.625	02/17/37	36,933,775
27,801,000	Indonesia Government International Bond(a)	7.750	01/17/38	36,732,071

				110,485,679

	Latvia—4.2%
51,087,000	Republic of Latvia(a)	2.750	01/12/20	50,767,706
45,219,000	Republic of Latvia(a)	5.250	06/16/21	51,040,947

				101,808,653

	Lithuania—4.2%
27,544,000	Lithuania Government International Bond(a)	7.375	02/11/20	33,465,960
28,657,000	Lithuania Government International Bond(a)	6.125	03/09/21	33,528,690
28,283,000	Lithuania Government International Bond(a)	6.625	02/01/22	34,187,076

				101,181,726

	Mexico—4.4%
29,823,000	Mexico Government International Bond, MTN	6.050	01/11/40	36,160,388
25,501,000	Mexico Government International Bond, Series A, MTN	7.500	04/08/33	35,318,885
26,581,000	Mexico Government International Bond, Series A, MTN	6.750	09/27/34	34,462,266

				105,941,539

	Panama—4.4%
27,606,000	Panama Government International Bond	7.125	01/29/26	35,611,740
24,283,000	Panama Government International Bond	8.875	09/30/27	34,967,520
28,995,000	Panama Government International Bond	6.700	01/26/36	36,606,187

				107,185,447

	Peru—4.4%
26,303,000	Peruvian Government International Bond	7.350	07/21/25	34,917,233
22,989,000	Peruvian Government International Bond	8.750	11/21/33	35,460,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Peru (continued)
$31,835,000	Peruvian Government International Bond	5.625%	11/18/50	$36,114,834

				106,492,599

	Philippines—4.3%
21,537,000	Philippine Government International Bond	9.500	02/02/30	34,459,200
24,310,000	Philippine Government International Bond	7.750	01/14/31	34,611,362
26,710,000	Philippine Government International Bond	6.375	10/23/34	35,123,650

				104,194,212

	Poland—4.2%
29,672,000	Poland Government International Bond	5.125	04/21/21	33,566,450
30,337,000	Poland Government International Bond	5.000	03/23/22	34,167,046
33,382,000	Poland Government International Bond	4.000	01/22/24	35,245,150

				102,978,646

	Qatar—4.4%
21,036,000	Qatar Government International Bond(a)	9.750	06/15/30	34,341,270
28,267,000	Qatar Government International Bond(a)	6.400	01/20/40	36,393,762
29,801,000	Qatar Government International Bond(a)	5.750	01/20/42	35,463,190

				106,198,222

	Romania—4.3%
42,691,000	Romanian Government International Bond, MTN(a)	6.750	02/07/22	51,303,909
50,878,000	Romanian Government International Bond, MTN(a)	4.375	08/22/23	53,231,108

				104,535,017

	Russia—4.1%
32,600,000	Russian Foreign Bond—Eurobond(a)	4.875	09/16/23	32,810,270
33,200,000	Russian Foreign Bond—Eurobond(a)	5.625	04/04/42	33,753,444
31,600,000	Russian Foreign Bond—Eurobond(a)	5.875	09/16/43	33,259,000

				99,822,714

	South Africa—4.3%
30,246,000	South Africa Government International Bond	5.875	05/30/22	34,329,210
30,255,000	South Africa Government International Bond	6.250	03/08/41	35,700,900
32,272,000	South Africa Government International Bond	5.375	07/24/44	33,462,030

				103,492,140

	South Korea—4.2%
27,246,000	Republic of Korea	7.125	04/16/19	33,223,772
30,860,000	Republic of Korea	3.875	09/11/23	33,740,781
30,490,000	Republic of Korea	4.125	06/10/44	34,447,602

				101,412,155

	Sri Lanka—4.2%
31,148,000	Sri Lanka Government International Bond(a)	6.250	10/04/20	33,484,100
32,111,000	Sri Lanka Government International Bond(a)	6.250	07/27/21	34,278,493
33,525,000	Sri Lanka Government International Bond(a)	5.875	07/25/22	35,201,250

				102,963,843

	Turkey—4.7%
28,405,000	Turkey Government International Bond	8.000	02/14/34	38,346,750
30,600,000	Turkey Government International Bond	6.875	03/17/36	37,140,750
29,920,000	Turkey Government International Bond	7.250	03/05/38	38,028,320

				113,515,820

	Ukraine—4.0%
35,955,000	Ukraine Government International Bond(a)	6.750	11/14/17	31,595,456
35,803,000	Ukraine Government International Bond(a)	7.750	09/23/20	31,730,409
37,936,000	Ukraine Government International Bond(a)	7.950	02/23/21	33,573,360

				96,899,225

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Uruguay—4.3%
$24,873,000	Uruguay Government International Bond	8.000%	11/18/22	$32,770,178
26,226,000	Uruguay Government International Bond	7.625	03/21/36	35,864,055
25,852,000	Uruguay Government International Bond, PIK	7.875	01/15/33	35,481,870

				104,116,103

	Venezuela—3.6%
33,219,000	Venezuela Government International Bond	13.625	08/15/18	28,335,807
44,343,000	Venezuela Government International Bond(a)	7.000	12/01/18	29,709,810
39,269,000	Venezuela Government International Bond(a)	11.750	10/21/26	28,980,521

				87,026,138

	Total Sovereign Debt Obligations (Cost $2,442,621,086)			2,394,987,213

Number of Shares
	Money Market Fund—0.2%
5,967,170	Invesco Premier Portfolio—Institutional Class(b) (Cost $5,967,170)			5,967,170

	Total Investments (Cost $2,448,588,256)—98.8%			2,400,954,383
	Other assets less liabilities—1.2%			28,457,067

	Net Assets—100.0%			$2,429,411,450

Investment Abbreviations:

MTN—Medium-Term Notes

PIK—Payment in Kind

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $1,097,470,256, which represented 45.17% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Schedule of Investments

PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)

October 31, 2014

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Sovereign Debt Obligations—97.7%
		Brazil—9.6%
BRL	400,000	Brazil Notas do Tesouro Nacional, Series NTNF	10.000%	01/01/17	$ 156,206
BRL	250,000	Brazil Notas do Tesouro Nacional, Series NTNF	10.000	01/01/21	93,269
BRL	400,000	Brazil Notas do Tesouro Nacional, Series NTNF	10.000	01/01/23	146,199

					395,674

		Chile—5.0%
CLP	110,000,000	Chile Government International Bond(b)	6.000	01/01/20	207,631

		China—3.9%
CNH	1,000,000	China Government Bond	2.560	06/29/17	162,767

		Colombia—4.3%
COP	50,000,000	Colombian TES, Series B	7.250	06/15/16	25,180
COP	300,000,000	Colombian TES, Series B	7.000	05/04/22	150,580

					175,760

		Czech Republic—3.8%
CZK	800,000	Czech Republic Government Bond, Series 51	4.000	04/11/17	39,426
CZK	2,100,000	Czech Republic Government Bond, Series 61	3.850	09/29/21	115,952

					155,378

		Hungary—3.7%
HUF	23,000,000	Hungary Government Bond, Series 17/A	6.750	11/24/17	104,982
HUF	10,000,000	Hungary Government Bond, Series 19/A	6.500	06/24/19	46,666

					151,648

		Indonesia—8.4%
IDR	1,500,000,000	Indonesia Treasury Bond, Series FR40	11.000	09/15/25	148,224
IDR	1,000,000,000	Indonesia Treasury Bond, Series FR58	8.250	06/15/32	80,370
IDR	1,500,000,000	Indonesia Treasury Bond, Series FR61	7.000	05/15/22	117,485

					346,079

		Israel—3.5%
ILS	350,000	Israel Government Bond, Series 0122	5.500	01/31/22	116,233
ILS	100,000	Israel Government Bond, Series 0816	4.250	08/31/16	28,332

					144,565

		Malaysia—4.5%
MYR	300,000	Malaysia Government Bond, Series 0311	4.392	04/15/26	94,102
MYR	300,000	Malaysia Government Bond, Series 0512	3.314	10/31/17	90,475

					184,577

		Mexico—8.4%
MXN	2,000,000	Mexican Bonos, Series M	5.000	06/15/17	152,156
MXN	2,200,000	Mexican Bonos, Series M 20	8.500	05/31/29	194,511

					346,667

		Peru—4.5%
PEN	150,000	Peru Government Bond	7.840	08/12/20	59,553
PEN	150,000	Peru Government Bond	8.200	08/12/26	62,994
PEN	175,000	Peru Government Bond	6.900	08/12/37	63,157

					185,704

		Philippines—3.7%
PHP	2,600,000	Philippine Government Bond, Series 2017	8.000	07/19/31	83,075
PHP	3,000,000	Philippine Government Bond, Series 7-51	5.000	08/18/18	71,357

					154,432

		Poland—4.0%
PLN	250,000	Poland Government Bond, Series 0922	5.750	09/23/22	92,430
PLN	225,000	Poland Government Bond, Series 1016	4.750	10/25/16	70,867

					163,297

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM) (continued)

October 31, 2014

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Sovereign Debt Obligations (continued)
		Russia—9.2%
RUB	6,000,000	Russian Federal Bond—OFZ, Series 5080	7.400%	04/19/17	$132,552
RUB	7,000,000	Russian Federal Bond—OFZ, Series 6209	7.600	07/20/22	143,814
RUB	5,000,000	Russian Federal Bond—OFZ, Series 6210	6.800	12/11/19	102,957

					379,323

		South Africa—4.5%
ZAR	900,000	South Africa Government Bond, Series R186	10.500	12/21/26	97,909
ZAR	400,000	South Africa Government Bond, Series R203	8.250	09/15/17	37,641
ZAR	650,000	South Africa Government Bond, Series R213	7.000	02/28/31	51,874

					187,424

		South Korea—7.5%
KRW	300,000,000	Korea Treasury Bond, Series 2106	4.250	06/10/21	311,750

		Thailand—4.6%
THB	2,250,000	Thailand Government Bond	3.250	06/16/17	70,667
THB	1,500,000	Thailand Government Bond	3.875	06/13/19	48,476
THB	2,250,000	Thailand Government Bond	3.580	12/17/27	70,339

					189,482

		Turkey—4.6%
TRY	150,000	Turkey Government Bond	8.300	06/20/18	67,731
TRY	250,000	Turkey Government Bond	10.500	01/15/20	123,412

					191,143

		Total Sovereign Debt Obligations (Cost $4,744,214)			4,033,301

	Number of Shares
		Money Market Fund—0.1%
	5,421	Invesco Premier Portfolio—Institutional Class(c) (Cost $5,421)			5,421

		Total Investments (Cost $4,749,635)—97.8%			4,038,722
		Other assets less liabilities—2.2%			92,799

		Net Assets—100.0%			$4,131,521

Investment Abbreviations:

BRL—Brazilian Real

CLP—Chilean Peso

CNH—Chinese Yuan

COP—Colombian Peso

CZK—Czech Koruna

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli New Shequel

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

THB—Thai Baht

TRY—Turkish Lira

ZAR—South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM) (continued)

October 31, 2014

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount denominated in currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $207,631, which represented 5.03% of the Fund’s Net Assets.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Schedule of Investments

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.4%
	Advertising—1.0%
$3,781,000	Interpublic Group of Cos., Inc. (The)	3.750%	02/15/23	$3,772,860
1,780,000	Lamar Media Corp.	5.875	02/01/22	1,886,800

				5,659,660

	Aerospace/Defense—1.3%
2,200,000	Alliant Techsystems, Inc.	6.875	09/15/20	2,365,000
2,100,000	B/E Aerospace, Inc.	5.250	04/01/22	2,346,750
1,000,000	GenCorp, Inc.	7.125	03/15/21	1,067,500
1,800,000	Triumph Group, Inc.	4.875	04/01/21	1,827,000

				7,606,250

	Airlines—0.9%
4,650,000	US Airways Group, Inc.	6.125	06/01/18	4,812,750

	Apparel—1.0%
2,200,000	Hanesbrands, Inc.	6.375	12/15/20	2,345,750
1,500,000	William Carter Co. (The)	5.250	08/15/21	1,552,500
1,410,000	Wolverine World Wide, Inc.	6.125	10/15/20	1,491,075

				5,389,325

	Auto Manufacturers—2.2%
6,100,000	General Motors Co.	3.500	10/02/18	6,313,500
5,800,000	General Motors Co.	4.875	10/02/23	6,242,250

				12,555,750

	Auto Parts & Equipment—2.7%
1,200,000	American Axle & Manufacturing, Inc.	6.625	10/15/22	1,287,000
1,200,000	Dana Holding Corp.	6.500	02/15/19	1,252,500
1,200,000	Dana Holding Corp.	5.375	09/15/21	1,254,000
4,340,000	Goodyear Tire & Rubber Co. (The)	8.250	08/15/20	4,687,200
3,200,000	Lear Corp.	4.750	01/15/23	3,224,000
2,480,000	Tenneco, Inc.	6.875	12/15/20	2,653,600
1,000,000	Titan International, Inc.	6.875	10/01/20	907,500

				15,265,800

	Banks—2.1%
1,650,000	CIT Group, Inc.	4.250	08/15/17	1,699,500
1,700,000	CIT Group, Inc.	5.000	08/15/22	1,785,000
4,751,000	Regions Bank, Series BKNT	7.500	05/15/18	5,574,914
2,837,000	Synovus Financial Corp.	5.125	06/15/17	2,922,110

				11,981,524

	Beverages—0.4%
1,100,000	Constellation Brands, Inc.	7.250	05/15/17	1,228,563
1,300,000	Constellation Brands, Inc.	4.250	05/01/23	1,309,750

				2,538,313

	Building Materials—2.2%
1,200,000	Griffon Corp.	5.250	03/01/22	1,159,500
850,000	Headwaters, Inc.	7.625	04/01/19	892,500
2,000,000	Martin Marietta Materials, Inc.(a)	4.250	07/02/24	2,042,816
1,455,000	Masco Corp.	6.125	10/03/16	1,564,125
1,400,000	Masco Corp.	7.125	03/15/20	1,606,500
2,770,000	Owens Corning	4.200	12/15/22	2,793,110
1,100,000	Vulcan Materials Co.	7.000	06/15/18	1,229,250
1,100,000	Vulcan Materials Co.	7.500	06/15/21	1,287,000

				12,574,801

	Chemicals—3.1%
2,850,000	Ashland, Inc.	3.875	04/15/18	2,910,562
2,800,000	Celanese US Holdings LLC	4.625	11/15/22	2,835,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Chemicals (continued)
$1,710,000	Chemtura Corp.	5.750%	07/15/21	$1,714,275
1,600,000	Eagle Spinco, Inc.	4.625	02/15/21	1,558,000
3,300,000	Huntsman International LLC	4.875	11/15/20	3,341,250
1,400,000	Kraton Polymers LLC/Kraton Polymers Capital Corp.	6.750	03/01/19	1,453,375
1,471,000	PolyOne Corp.	5.250	03/15/23	1,482,033
2,100,000	Rockwood Specialties Group, Inc.	4.625	10/15/20	2,200,275

				17,494,770

	Coal—1.2%
3,100,000	CONSOL Energy, Inc.(a)	5.875	04/15/22	3,158,125
1,800,000	Peabody Energy Corp.	6.000	11/15/18	1,750,500
1,900,000	Peabody Energy Corp.	6.250	11/15/21	1,806,187

				6,714,812

	Commercial Services—4.4%
1,400,000	ADT Corp. (The)	2.250	07/15/17	1,376,375
1,600,000	ADT Corp. (The)	3.500	07/15/22	1,436,000
3,800,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	5.500	04/01/23	3,838,000
1,500,000	FTI Consulting, Inc.	6.750	10/01/20	1,590,000
4,412,000	Hertz Corp. (The)	6.750	04/15/19	4,621,570
2,950,000	PHH Corp.	6.375	08/15/21	2,846,750
3,480,000	R.R. Donnelley & Sons Co.	7.875	03/15/21	3,932,400
2,200,000	Service Corp. International	5.375	01/15/22	2,289,760
2,505,000	United Rentals North America, Inc.	7.625	04/15/22	2,805,600

				24,736,455

	Computers—0.4%
2,300,000	NCR Corp.	6.375	12/15/23	2,438,000

	Cosmetics/Personal Care—0.3%
2,100,000	Avon Products, Inc.	5.000	03/15/23	1,935,734

	Distribution/Wholesale—0.6%
1,350,000	H&E Equipment Services, Inc.	7.000	09/01/22	1,447,875
2,080,000	LKQ Corp.	4.750	05/15/23	2,020,512

				3,468,387

	Diversified Financial Services—2.7%
800,000	Aircastle Ltd.	6.750	04/15/17	860,000
800,000	Aircastle Ltd.	6.250	12/01/19	856,000
3,000,000	CoreLogic, Inc.	7.250	06/01/21	3,165,000
2,400,000	Discover Financial Services	6.450	06/12/17	2,682,250
2,223,000	Discover Financial Services	5.200	04/27/22	2,445,945
1,800,000	E*TRADE Financial Corp.	6.750	06/01/16	1,921,500
1,777,000	E*TRADE Financial Corp.	6.375	11/15/19	1,903,611
1,600,000	Enova International, Inc.(a)	9.750	06/01/21	1,632,000

				15,466,306

	Electric—4.9%
2,228,000	AES Corp.	8.000	10/15/17	2,534,350
2,350,000	AES Corp.	7.375	07/01/21	2,692,952
3,800,000	Calpine Corp.	5.750	01/15/25	3,852,250
1,500,000	Dynegy, Inc.	5.875	06/01/23	1,477,500
3,300,000	FirstEnergy Corp., Series A	2.750	03/15/18	3,336,709
3,500,000	FirstEnergy Corp., Series B	4.250	03/15/23	3,515,778
1,900,000	NRG Energy, Inc.	7.625	01/15/18	2,137,500
1,950,000	NRG Energy, Inc.	8.250	09/01/20	2,118,187
2,650,000	PPL Energy Supply LLC	6.500	05/01/18	2,879,140
3,088,000	PPL Energy Supply LLC	4.600	12/15/21	2,915,443

				27,459,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electrical Components & Equipment—1.1%
$2,470,000	Anixter, Inc.	5.625%	05/01/19	$2,618,200
1,200,000	Anixter, Inc.	5.125	10/01/21	1,223,850
2,400,000	WESCO Distribution, Inc.	5.375	12/15/21	2,424,000

				6,266,050

	Electronics—1.6%
5,010,000	Flextronics International Ltd.	5.000	02/15/23	5,135,250
1,600,000	Jabil Circuit, Inc.	8.250	03/15/18	1,860,000
1,800,000	Jabil Circuit, Inc.	4.700	09/15/22	1,809,000

				8,804,250

	Engineering & Construction—0.3%
1,800,000	MasTec, Inc.	4.875	03/15/23	1,728,000

	Entertainment—1.6%
2,100,000	Cinemark USA, Inc.	4.875	06/01/23	2,079,000
250,000	GLP Capital LP/GLP Financing II, Inc.	4.875	11/01/20	261,250
1,225,000	National CineMedia LLC	6.000	04/15/22	1,246,437
1,300,000	Pinnacle Entertainment, Inc.	7.500	04/15/21	1,394,250
2,880,000	Regal Entertainment Group	5.750	03/15/22	2,829,600
1,600,000	Scientific Games International, Inc.(a)	6.625	05/15/21	1,278,000

				9,088,537

	Environmental Control—0.4%
2,075,000	Covanta Holding Corp.	7.250	12/01/20	2,220,250

	Food—1.9%
1,300,000	B&G Foods, Inc.	4.625	06/01/21	1,280,500
1,600,000	Chiquita Brands International, Inc./Chiquita Brands LLC	7.875	02/01/21	1,762,000
1,355,000	Darling Ingredients, Inc.	5.375	01/15/22	1,363,469
3,148,000	Dean Foods Co.	7.000	06/01/16	3,360,490
1,350,000	Post Holdings, Inc.	7.375	02/15/22	1,387,125
1,600,000	TreeHouse Foods, Inc.	4.875	03/15/22	1,628,000

				10,781,584

	Healthcare-Products—1.3%
1,970,000	Alere, Inc.	7.250	07/01/18	2,107,900
2,200,000	Hologic, Inc.	6.250	08/01/20	2,323,750
1,200,000	Hospira, Inc.	6.050	03/30/17	1,310,518
1,200,000	Hospira, Inc.	5.800	08/12/23	1,329,805

				7,071,973

	Healthcare-Services—6.6%
1,400,000	Amsurg Corp.(a)	5.625	07/15/22	1,457,575
2,008,000	Centene Corp.	5.750	06/01/17	2,123,460
3,600,000	CHS/Community Health Systems, Inc.(a)	6.875	02/01/22	3,892,500
3,700,000	DaVita Healthcare Partners, Inc.	5.125	07/15/24	3,780,937
4,400,000	HCA, Inc.	6.500	02/15/16	4,658,500
4,184,000	HCA, Inc.	6.500	02/15/20	4,680,850
3,050,000	Health Net, Inc.	6.375	06/01/17	3,324,119
2,400,000	Kindred Healthcare, Inc.(a)	6.375	04/15/22	2,376,000
2,200,000	LifePoint Hospitals, Inc.	5.500	12/01/21	2,315,500
1,500,000	Tenet Healthcare Corp.	6.250	11/01/18	1,635,000
1,700,000	Tenet Healthcare Corp.	6.000	10/01/20	1,831,750
2,606,000	Universal Health Services, Inc.	7.125	06/30/16	2,850,313
2,300,000	WellCare Health Plans, Inc.	5.750	11/15/20	2,380,040

				37,306,544

	Holding Companies-Diversified—0.4%
1,000,000	Leucadia National Corp.	8.125	09/15/15	1,061,250
1,000,000	Leucadia National Corp.	5.500	10/18/23	1,051,180

				2,112,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Home Builders—2.0%
$1,700,000	Centex Corp.	6.500%	05/01/16	$1,823,250
1,100,000	D.R. Horton, Inc.	3.750	03/01/19	1,104,125
1,170,000	D.R. Horton, Inc.	4.375	09/15/22	1,161,225
700,000	KB Home	4.750	05/15/19	696,500
700,000	KB Home	7.000	12/15/21	750,750
1,856,000	Lennar Corp., Series B	5.600	05/31/15	1,904,720
445,000	Standard Pacific Corp.	8.375	05/15/18	517,312
600,000	Standard Pacific Corp.	8.375	01/15/21	703,500
650,000	Toll Brothers Finance Corp.	8.910	10/15/17	762,125
755,000	Toll Brothers Finance Corp.	5.875	02/15/22	817,288
200,000	TRI Pointe Holdings, Inc.(a)	4.375	06/15/19	199,750
200,000	TRI Pointe Holdings, Inc.(a)	5.875	06/15/24	204,750
740,000	William Lyon Homes, Inc.	8.500	11/15/20	812,150

				11,457,445

	Home Furnishings—0.2%
1,200,000	Tempur Sealy International, Inc.	6.875	12/15/20	1,287,000

	Internet—2.0%
800,000	Cyrusone LP/Cyrusone Finance Corp.	6.375	11/15/22	846,000
2,101,000	Equinix, Inc.	5.375	04/01/23	2,177,161
2,470,000	Expedia, Inc.	5.950	08/15/20	2,757,431
1,700,000	IAC/InterActiveCorp	4.750	12/15/22	1,670,250
2,000,000	Netflix, Inc.(a)	5.750	03/01/24	2,105,000
1,650,000	VeriSign, Inc.	4.625	05/01/23	1,652,063

				11,207,905

	Iron/Steel—1.7%
1,700,000	Cliffs Natural Resources, Inc.	5.200	01/15/18	1,504,500
1,900,000	Cliffs Natural Resources, Inc.	4.875	04/01/21	1,567,500
2,255,000	Commercial Metals Co.	7.350	08/15/18	2,514,325
50,000	Steel Dynamics, Inc.	7.625	03/15/20	53,000
1,800,000	United States Steel Corp.	6.050	06/01/17	1,953,000
1,892,000	United States Steel Corp.	7.375	04/01/20	2,130,865

				9,723,190

	Leisure Time—0.6%
1,500,000	Royal Caribbean Cruises Ltd.	7.250	06/15/16	1,627,500
1,700,000	Royal Caribbean Cruises Ltd.	5.250	11/15/22	1,785,000

				3,412,500

	Lodging—2.0%
1,900,000	Choice Hotels International, Inc.	5.750	07/01/22	2,056,750
1,000,000	Felcor Lodging LP	6.750	06/01/19	1,045,000
1,850,000	MGM Resorts International	6.625	07/15/15	1,903,095
1,700,000	MGM Resorts International	6.625	12/15/21	1,870,000
4,065,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.750	08/15/20	4,390,200

				11,265,045

	Machinery-Construction & Mining—0.5%
2,475,000	Terex Corp.	6.000	05/15/21	2,586,375

	Machinery-Diversified—0.3%
1,800,000	Manitowoc Co., Inc. (The)	8.500	11/01/20	1,957,500

	Media—4.7%
1,535,000	AMC Networks, Inc.	7.750	07/15/21	1,680,825
1,600,000	Cablevision Systems Corp.	8.625	09/15/17	1,812,000
5,590,000	CCO Holdings LLC/CCO Holdings Capital Corp.	6.625	01/31/22	5,960,337
3,400,000	Clear Channel Worldwide Holdings, Inc., Series B	6.500	11/15/22	3,536,000
1,700,000	CSC Holdings LLC	6.750	11/15/21	1,897,625
2,443,000	DISH DBS Corp.	7.125	02/01/16	2,604,849

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Media (continued)
$2,300,000	DISH DBS Corp.	6.750%	06/01/21	$2,558,750
1,350,000	McClatchy Co. (The)	9.000	12/15/22	1,532,250
3,400,000	Nielsen Finance LLC/Nielsen Finance Co.	4.500	10/01/20	3,417,680
1,600,000	Sinclair Television Group, Inc.	6.125	10/01/22	1,664,000

				26,664,316

	Mining—1.1%
2,450,000	Alcoa, Inc.	5.550	02/01/17	2,632,525
2,500,000	Alcoa, Inc.	5.400	04/15/21	2,740,910
1,000,000	Hecla Mining Co.	6.875	05/01/21	955,000

				6,328,435

	Miscellaneous Manufacturing—0.8%
2,150,000	Harsco Corp.	5.750	05/15/18	2,311,250
2,250,000	SPX Corp.	6.875	09/01/17	2,469,375

				4,780,625

	Office/Business Equipment—0.6%
3,000,000	CDW LLC/CDW Finance Corp.	6.000	08/15/22	3,180,000

	Oil & Gas—11.7%
1,400,000	Atwood Oceanics, Inc.	6.500	02/01/20	1,414,000
1,500,000	Bill Barrett Corp.	7.625	10/01/19	1,522,500
700,000	Bonanza Creek Energy, Inc.	6.750	04/15/21	705,250
900,000	Carrizo Oil & Gas, Inc.	8.625	10/15/18	940,500
2,250,000	Chesapeake Energy Corp.	7.250	12/15/18	2,590,312
2,267,000	Chesapeake Energy Corp.	6.625	08/15/20	2,567,377
2,100,000	Cimarex Energy Co.	5.875	05/01/22	2,268,000
1,200,000	Clayton Williams Energy, Inc.	7.750	04/01/19	1,195,500
2,100,000	Concho Resources, Inc.	5.500	04/01/23	2,231,250
2,826,000	Denbury Resources, Inc.	4.625	07/15/23	2,624,647
2,300,000	Energen Corp.	4.625	09/01/21	2,278,507
2,300,000	EP Energy LLC/EP Energy Finance, Inc.	9.375	05/01/20	2,524,250
635,000	Jones Energy Holdings LLC/Jones Energy Finance Corp.(a)	6.750	04/01/22	608,013
700,000	Kodiak Oil & Gas Corp.	8.125	12/01/19	756,000
1,150,000	Laredo Petroleum, Inc.	5.625	01/15/22	1,138,500
3,800,000	Murphy Oil USA, Inc.	6.000	08/15/23	3,999,500
2,600,000	Newfield Exploration Co.	5.625	07/01/24	2,808,000
500,000	Oasis Petroleum, Inc.	7.250	02/01/19	517,500
500,000	Oasis Petroleum, Inc.	6.875	03/15/22	522,500
1,200,000	Offshore Group Investment Ltd.	7.500	11/01/19	1,029,000
1,590,000	Parker Drilling Co.	6.750	07/15/22	1,458,825
1,300,000	PDC Energy, Inc.	7.750	10/15/22	1,371,786
2,375,000	QEP Resources, Inc.	6.875	03/01/21	2,565,000
2,000,000	Range Resources Corp.	5.000	03/15/23	2,100,000
1,200,000	Rosetta Resources, Inc.	5.625	05/01/21	1,170,000
2,300,000	SandRidge Energy, Inc.	7.500	03/15/21	2,081,500
850,000	SM Energy Co.	6.625	02/15/19	884,000
858,000	SM Energy Co.	6.500	01/01/23	890,175
2,000,000	Stone Energy Corp.	7.500	11/15/22	1,875,000
1,400,000	Swift Energy Co.	7.875	03/01/22	1,270,500
2,100,000	Tesoro Corp.	4.250	10/01/17	2,178,750
2,123,000	Tesoro Corp.	5.375	10/01/22	2,197,305
1,800,000	Unit Corp.	6.625	05/15/21	1,804,500
1,830,000	W&T Offshore, Inc.	8.500	06/15/19	1,793,400
2,623,000	Western Refining, Inc.	6.250	04/01/21	2,649,230
1,100,000	Whiting Petroleum Corp.	5.000	03/15/19	1,144,000
1,100,000	Whiting Petroleum Corp.	5.750	03/15/21	1,163,250
1,500,000	WPX Energy, Inc.	5.250	01/15/17	1,575,000
1,600,000	WPX Energy, Inc.	6.000	01/15/22	1,684,000

				66,097,327

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas Services—1.6%
$1,275,000	Basic Energy Services, Inc.	7.750%	02/15/19	$1,249,500
1,578,000	Bristow Group, Inc.	6.250	10/15/22	1,647,037
1,392,000	Forum Energy Technologies, Inc.	6.250	10/01/21	1,440,720
1,000,000	Gulfmark Offshore, Inc.	6.375	03/15/22	915,000
1,650,000	Key Energy Services, Inc.	6.750	03/01/21	1,476,750
2,000,000	SESI LLC	7.125	12/15/21	2,170,000

				8,899,007

	Packaging & Containers—2.6%
3,222,000	Ball Corp.	4.000	11/15/23	3,109,230
3,650,000	Crown Americas LLC/Crown Americas Capital Corp. IV	4.500	01/15/23	3,604,375
2,500,000	Graphic Packaging International, Inc.	4.750	04/15/21	2,537,500
3,217,000	Owens-Brockway Glass Container, Inc.	7.375	05/15/16	3,454,254
2,000,000	Silgan Holdings, Inc.	5.000	04/01/20	2,050,000

				14,755,359

	Pharmaceuticals—0.6%
2,300,000	Omnicare, Inc.	7.750	06/01/20	2,461,000
1,000,000	Salix Pharmaceuticals Ltd.(a)	6.000	01/15/21	1,085,000

				3,546,000

	Pipelines—3.2%
5,591,000	Kinder Morgan Finance Co. LLC	5.700	01/05/16	5,853,078
4,451,000	ONEOK, Inc.	4.250	02/01/22	4,402,965
1,600,000	Rose Rock Midstream LP/Rose Rock Finance Corp.	5.625	07/15/22	1,604,000
1,050,000	Sabine Pass Liquefaction LLC(a)	6.250	03/15/22	1,132,688
5,200,000	Williams Cos., Inc. (The)	4.550	06/24/24	5,104,325

				18,097,056

	Real Estate—0.5%
2,700,000	CBRE Services, Inc.	5.000	03/15/23	2,767,500

	REITs—2.2%
2,850,000	Crown Castle International Corp.	5.250	01/15/23	2,931,937
1,100,000	DuPont Fabros Technology LP	5.875	09/15/21	1,149,500
2,800,000	Iron Mountain, Inc.	5.750	08/15/24	2,870,000
1,600,000	iStar Financial, Inc.	4.000	11/01/17	1,592,800
1,100,000	MPT Operating Partnership LP/MPT Finance Corp.	6.875	05/01/21	1,182,500
1,425,000	Omega Healthcare Investors, Inc.	6.750	10/15/22	1,528,313
1,200,000	Sabra Health Care LP/Sabra Capital Corp.	5.500	02/01/21	1,248,000

				12,503,050

	Retail—5.8%
3,100,000	Best Buy Co., Inc.	5.000	08/01/18	3,208,500
3,404,000	Best Buy Co., Inc.	5.500	03/15/21	3,514,630
2,300,000	Group 1 Automotive, Inc.(a)	5.000	06/01/22	2,288,500
2,350,000	L Brands, Inc.	6.900	07/15/17	2,632,000
2,700,000	Limited Brands, Inc.	5.625	02/15/22	2,909,250
1,800,000	Men’s Wearhouse, Inc. (The)(a)	7.000	07/01/22	1,874,250
2,760,000	Penske Automotive Group, Inc.	5.750	10/01/22	2,884,200
2,300,000	PVH Corp.	4.500	12/15/22	2,294,250
2,200,000	QVC, Inc.	3.125	04/01/19	2,213,620
2,200,000	QVC, Inc.	4.850	04/01/24	2,232,296
4,200,000	Rite Aid Corp.	8.000	08/15/20	4,557,000
1,900,000	Sally Holdings LLC/Sally Capital, Inc.	5.750	06/01/22	2,033,000

				32,641,496

	Semiconductors—1.5%
1,300,000	Advanced Micro Devices, Inc.	6.750	03/01/19	1,235,000
1,300,000	Advanced Micro Devices, Inc.	7.750	08/01/20	1,228,500
2,095,000	Amkor Technology, Inc.	6.625	06/01/21	2,131,662

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Semiconductors (continued)
$3,900,000	Micron Technology, Inc.(a)	5.875%	02/15/22	$4,104,750

				8,699,912

	Telecommunications—5.4%
3,100,000	CenturyLink, Inc., Series S	6.450	06/15/21	3,410,000
1,700,000	Cincinnati Bell, Inc.	8.375	10/15/20	1,831,750
3,065,000	Embarq Corp.	7.082	06/01/16	3,329,798
1,830,000	Frontier Communications Corp.	8.250	04/15/17	2,061,037
2,000,000	Frontier Communications Corp.	8.500	04/15/20	2,315,000
1,300,000	GCI, Inc.	8.625	11/15/19	1,360,125
1,000,000	Hughes Satellite Systems Corp.	6.500	06/15/19	1,087,500
1,100,000	Hughes Satellite Systems Corp.	7.625	06/15/21	1,229,250
3,100,000	Level 3 Escrow II, Inc.(a)	5.375	08/15/22	3,162,000
1,900,000	SBA Telecommunications, Inc.	5.750	07/15/20	1,995,000
1,050,000	T-Mobile USA, Inc.	6.731	04/28/22	1,114,313
1,735,000	tw telecom Holdings, Inc.	5.375	10/01/22	1,923,682
1,200,000	ViaSat, Inc.	6.875	06/15/20	1,275,000
4,000,000	Windstream Corp.	7.750	10/15/20	4,280,000

				30,374,455

	Transportation—0.2%
1,150,000	Hornbeck Offshore Services, Inc.	5.875	04/01/20	1,086,750

	Total Corporate Bonds (Cost $551,808,276)			556,796,312

Number of Shares
	Money Market Fund—0.2%
935,477	Invesco Premier Portfolio—Institutional Class(b) (Cost $935,477)			935,477

	Total Investments (Cost $552,743,753)—98.6%			557,731,789
	Other assets less liabilities—1.4%			8,038,451

	Net Assets—100.0%			$565,770,240

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $32,601,717, which represented 5.76% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Schedule of Investments

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—99.0%
	Advertising—0.2%
$50,000	Omnicom Group, Inc.	3.625%	05/01/22	$51,321

	Aerospace/Defense—3.0%
50,000	Boeing Co. (The)	3.500	02/15/15	50,438
50,000	Boeing Co. (The)	4.875	02/15/20	56,712
100,000	General Dynamics Corp.	1.000	11/15/17	99,205
100,000	General Dynamics Corp.	2.250	11/15/22	95,687
100,000	L-3 Communications Corp.	5.200	10/15/19	110,820
50,000	Lockheed Martin Corp.	2.125	09/15/16	51,184
100,000	Lockheed Martin Corp.	4.250	11/15/19	109,639
50,000	Northrop Grumman Corp.	3.250	08/01/23	49,980
100,000	United Technologies Corp.	1.800	06/01/17	101,825
200,000	United Technologies Corp.	3.100	06/01/22	203,724

				929,214

	Agriculture—1.9%
100,000	Altria Group, Inc.	9.700	11/10/18	129,003
100,000	Altria Group, Inc.	2.850	08/09/22	97,072
100,000	Archer-Daniels-Midland Co.	4.479	03/01/21	110,059
100,000	Lorillard Tobacco Co.	6.875	05/01/20	118,179
75,000	Philip Morris International, Inc.	5.650	05/16/18	84,962
50,000	Reynolds American, Inc.	3.250	11/01/22	48,914

				588,189

	Apparel—0.5%
150,000	NIKE, Inc.	2.250	05/01/23	143,751

	Auto Parts & Equipment—0.4%
100,000	Johnson Controls, Inc.	5.500	01/15/16	105,661

	Banks—9.6%
150,000	Bank of America Corp., MTN	6.875	04/25/18	173,652
200,000	Bank of America Corp., MTN	3.300	01/11/23	198,506
150,000	Bank of New York Mellon Corp. (The)	3.550	09/23/21	156,119
100,000	BB&T Corp., MTN	3.200	03/15/16	103,214
150,000	BB&T Corp.	5.250	11/01/19	169,358
50,000	Capital One Financial Corp.	4.750	07/15/21	55,126
250,000	Citigroup, Inc.	6.125	11/21/17	281,269
100,000	Citigroup, Inc.	4.500	01/14/22	108,657
50,000	Discover Bank	4.200	08/08/23	52,484
50,000	Fifth Third Bancorp	3.625	01/25/16	51,695
100,000	Goldman Sachs Group, Inc. (The)	6.150	04/01/18	113,053
50,000	Goldman Sachs Group, Inc. (The)	5.750	01/24/22	57,654
150,000	Huntington National Bank (The), Series BKNT	1.300	11/20/16	150,361
150,000	JPMorgan Chase & Co.	6.000	01/15/18	169,150
100,000	JPMorgan Chase & Co.	4.500	01/24/22	108,957
50,000	KeyCorp, MTN	5.100	03/24/21	56,214
100,000	Morgan Stanley, MTN	5.625	09/23/19	113,400
100,000	Morgan Stanley, Series F, MTN	3.875	04/29/24	101,509
100,000	PNC Funding Corp.	2.700	09/19/16	103,060
100,000	State Street Corp.	2.875	03/07/16	103,028
50,000	State Street Corp.	3.100	05/15/23	48,500
100,000	SunTrust Banks, Inc.	3.600	04/15/16	103,968
100,000	US Bancorp, MTN	2.950	07/15/22	98,271
100,000	Wells Fargo & Co.	5.625	12/11/17	112,258
150,000	Wells Fargo & Co., MTN	3.500	03/08/22	155,256

				2,944,719

	Beverages—1.8%
100,000	Coca-Cola Co. (The)	5.350	11/15/17	112,188
100,000	Coca-Cola Co. (The)	3.300	09/01/21	105,044

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Beverages (continued)
$100,000	Dr Pepper Snapple Group, Inc.	6.820%	05/01/18	$116,535
100,000	PepsiCo, Inc.	7.900	11/01/18	123,056
100,000	PepsiCo, Inc.	2.750	03/01/23	97,772

				554,595

	Biotechnology—1.1%
200,000	Amgen, Inc.	3.875	11/15/21	209,727
100,000	Biogen Idec, Inc.	6.875	03/01/18	116,224

				325,951

	Chemicals—3.2%
100,000	Dow Chemical Co. (The)	8.550	05/15/19	126,071
150,000	Dow Chemical Co. (The)	4.250	11/15/20	161,739
100,000	E.I. du Pont de Nemours & Co.	6.000	07/15/18	114,698
50,000	Eastman Chemical Co.	2.400	06/01/17	50,942
100,000	Ecolab, Inc.	3.000	12/08/16	103,854
150,000	Lyondellbasell Industries NV	5.000	04/15/19	165,523
148,000	Mosaic Co. (The)	4.250	11/15/23	155,533
100,000	Praxair, Inc.	4.500	08/15/19	110,644

				989,004

	Commercial Services—0.7%
50,000	Block Financial LLC	5.500	11/01/22	54,023
150,000	MasterCard, Inc.	3.375	04/01/24	153,526

				207,549

	Computers—2.5%
150,000	Apple, Inc.	2.400	05/03/23	144,885
100,000	Computer Sciences Corp.	6.500	03/15/18	111,468
100,000	EMC Corp.	2.650	06/01/20	98,703
100,000	Hewlett-Packard Co.	2.600	09/15/17	102,548
50,000	International Business Machines Corp.	5.700	09/14/17	56,215
150,000	International Business Machines Corp.	3.375	08/01/23	152,040
100,000	NetApp, Inc.	3.375	06/15/21	100,754

				766,613

	Cosmetics/Personal Care—1.3%
50,000	Avon Products, Inc.	5.000	03/15/23	46,089
150,000	Colgate-Palmolive Co., MTN	2.300	05/03/22	146,804
100,000	Procter & Gamble Co. (The)	4.700	02/15/19	112,002
100,000	Procter & Gamble Co. (The)	3.100	08/15/23	101,810

				406,705

	Diversified Financial Services—4.3%
100,000	American Express Co.	7.000	03/19/18	116,638
50,000	Ameriprise Financial, Inc.	5.300	03/15/20	56,891
100,000	BlackRock, Inc., Series 2	5.000	12/10/19	113,566
50,000	Charles Schwab Corp. (The)	4.450	07/22/20	55,487
100,000	Ford Motor Credit Co. LLC	5.000	05/15/18	109,512
100,000	Ford Motor Credit Co. LLC	5.875	08/02/21	115,740
150,000	General Electric Capital Corp., MTN	4.650	10/17/21	167,855
150,000	General Electric Capital Corp., GMTN	5.625	05/01/18	169,733
150,000	Jefferies Group LLC	5.125	04/13/18	162,829
200,000	Jefferies Group LLC	6.875	04/15/21	235,236

				1,303,487

	Electric—4.9%
100,000	Consolidated Edison Co. of New York, Inc.	7.125	12/01/18	118,851
100,000	Consumers Energy Co.	6.700	09/15/19	120,708
50,000	Duke Energy Progress, Inc.	5.300	01/15/19	56,576

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electric (continued)
$100,000	Entergy Texas, Inc.	7.125%	02/01/19	$119,718
100,000	Exelon Corp.	4.900	06/15/15	102,565
100,000	Georgia Power Co.	4.250	12/01/19	110,173
100,000	NextEra Energy Capital Holdings, Inc.	7.875	12/15/15	107,923
150,000	NextEra Energy Capital Holdings, Inc.	6.000	03/01/19	172,414
50,000	NiSource Finance Corp.	6.400	03/15/18	57,197
30,000	Ohio Power Co., Series M	5.375	10/01/21	34,973
100,000	Pacific Gas & Electric Co.	3.500	10/01/20	105,100
100,000	Southern California Edison Co.	3.875	06/01/21	108,823
100,000	Virginia Electric and Power Co.	5.400	04/30/18	112,622
150,000	Xcel Energy, Inc.	4.700	05/15/20	167,647

				1,495,290

	Electrical Components & Equipment—0.4%
100,000	Emerson Electric Co.	4.875	10/15/19	112,835

	Electronics—0.6%
20,000	Agilent Technologies, Inc.	6.500	11/01/17	23,072
50,000	Honeywell International, Inc.	5.000	02/15/19	56,281
100,000	Thermo Fisher Scientific, Inc.	4.500	03/01/21	108,607

				187,960

	Engineering & Construction—0.2%
50,000	Fluor Corp.	3.375	09/15/21	52,076

	Environmental Control—0.7%
100,000	Republic Services, Inc.	3.800	05/15/18	106,405
100,000	Waste Management, Inc.	4.750	06/30/20	110,990

				217,395

	Food—2.9%
100,000	Campbell Soup Co.	4.250	04/15/21	108,280
100,000	ConAgra Foods, Inc.	3.200	01/25/23	97,137
100,000	Kellogg Co.	4.000	12/15/20	107,840
100,000	Kroger Co. (The)	6.150	01/15/20	116,859
300,000	Mondelez International, Inc.	4.125	02/09/16	312,255
150,000	Safeway, Inc.	3.950	08/15/20	150,736

				893,107

	Forest Products & Paper—0.4%
100,000	International Paper Co.	7.950	06/15/18	119,569

	Gas—0.4%
100,000	Sempra Energy	6.500	06/01/16	108,771

	Healthcare-Products—2.6%
100,000	Baxter International, Inc.	1.850	06/15/18	100,056
100,000	Becton Dickinson and Co.	1.750	11/08/16	101,088
100,000	Covidien International Finance SA	6.000	10/15/17	113,073
100,000	Medtronic, Inc.	4.450	03/15/20	109,024
150,000	St. Jude Medical, Inc.	3.250	04/15/23	149,614
190,000	Zimmer Holdings, Inc.	4.625	11/30/19	208,571

				781,426

	Healthcare-Services—2.5%
100,000	Cigna Corp.	2.750	11/15/16	103,279
200,000	Humana, Inc.	3.150	12/01/22	197,050
150,000	UnitedHealth Group, Inc.	2.875	03/15/22	150,295
100,000	WellPoint, Inc.	2.250	08/15/19	99,130
200,000	WellPoint, Inc.	3.125	05/15/22	198,276

				748,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Household Products/Wares—0.7%
$200,000	Kimberly-Clark Corp.	6.125%	08/01/17	$226,089

	Housewares—0.4%
100,000	Tupperware Brands Corp.	4.750	06/01/21	106,567

	Insurance—6.1%
100,000	Aflac, Inc.	8.500	05/15/19	126,448
200,000	Allstate Corp. (The)	3.150	06/15/23	199,772
100,000	American International Group, Inc.	4.875	06/01/22	111,718
200,000	Berkshire Hathaway Finance Corp.	5.400	05/15/18	225,463
100,000	Brown & Brown, Inc.	4.200	09/15/24	100,670
100,000	Chubb Corp. (The)	5.750	05/15/18	113,834
200,000	Hartford Financial Services Group, Inc. (The)	5.125	04/15/22	223,845
150,000	Lincoln National Corp.	8.750	07/01/19	190,698
150,000	Loews Corp.	2.625	05/15/23	143,012
200,000	Marsh & McLennan Cos., Inc.	4.800	07/15/21	222,004
100,000	MetLife, Inc.	6.750	06/01/16	109,185
100,000	Travelers Cos., Inc. (The)	3.900	11/01/20	107,721

				1,874,370

	Internet—1.5%
100,000	Amazon.Com, Inc.	2.500	11/29/22	93,730
100,000	eBay, Inc.	2.600	07/15/22	93,618
100,000	Google, Inc.	3.625	05/19/21	107,003
150,000	Symantec Corp.	4.200	09/15/20	151,989

				446,340

	Iron/Steel—0.7%
100,000	Allegheny Technologies, Inc.	5.950	01/15/21	105,189
100,000	Nucor Corp.	5.750	12/01/17	111,599

				216,788

	Leisure Time—0.3%
100,000	Carnival Corp.	1.875	12/15/17	99,779

	Lodging—0.3%
100,000	Marriott International, Inc.	3.000	03/01/19	102,771

	Machinery-Construction & Mining—0.4%
100,000	Caterpillar, Inc.	3.900	05/27/21	107,576

	Machinery-Diversified—0.8%
150,000	Cummins, Inc.	3.650	10/01/23	158,147
100,000	Deere & Co.	2.600	06/08/22	98,069

				256,216

	Media—3.4%
100,000	21st Century Fox America, Inc.	5.300	12/15/14	100,510
100,000	CBS Corp.	2.300	08/15/19	98,798
100,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.	3.500	03/01/16	103,382
100,000	NBCUniversal Media LLC	5.150	04/30/20	113,927
100,000	Time Warner Cable, Inc.	8.250	04/01/19	124,298
100,000	Viacom, Inc.	6.250	04/30/16	107,911
200,000	Viacom, Inc.	4.250	09/01/23	206,605
100,000	Walt Disney Co. (The), MTN	1.100	12/01/17	99,344
100,000	Walt Disney Co. (The), MTN	2.350	12/01/22	97,086

				1,051,861

	Mining—0.6%
100,000	Freeport-McMoRan, Inc.	3.550	03/01/22	97,817
100,000	Newmont Mining Corp.	3.500	03/15/22	93,045

				190,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Miscellaneous Manufacturing—1.4%
$200,000	3M Co., MTN	2.000%	06/26/22	$191,932
100,000	Illinois Tool Works, Inc.	6.250	04/01/19	117,211
100,000	Ingersoll-Rand Global Holding Co. Ltd.	6.875	08/15/18	117,296

				426,439

	Office/Business Equipment—0.7%
100,000	Pitney Bowes, Inc., MTN	5.750	09/15/17	110,674
100,000	Xerox Corp.	6.350	05/15/18	114,291

				224,965

	Oil & Gas—7.7%
100,000	Anadarko Petroleum Corp.	5.950	09/15/16	108,714
200,000	Apache Corp.	3.250	04/15/22	202,118
200,000	Chevron Corp.	2.355	12/05/22	193,812
100,000	ConocoPhillips	5.750	02/01/19	115,149
150,000	ConocoPhillips Co.	2.400	12/15/22	145,141
150,000	Continental Resources, Inc.	5.000	09/15/22	159,188
150,000	DeVon Energy Corp.	3.250	05/15/22	149,454
150,000	EOG Resources, Inc.	5.625	06/01/19	173,070
100,000	EQT Corp.	4.875	11/15/21	108,728
100,000	Hess Corp.	8.125	02/15/19	122,709
100,000	Marathon Oil Corp.	5.900	03/15/18	113,019
200,000	Marathon Petroleum Corp.	5.125	03/01/21	224,119
100,000	Murphy Oil Corp.	3.700	12/01/22	97,373
100,000	Occidental Petroleum Corp., Series 1	4.100	02/01/21	108,016
100,000	Southwestern Energy Co.	4.100	03/15/22	101,776
100,000	Valero Energy Corp.	6.125	06/15/17	111,257
100,000	Valero Energy Corp.	6.125	02/01/20	116,604

				2,350,247

	Oil & Gas Services—1.7%
150,000	Baker Hughes, Inc.	3.200	08/15/21	153,963
150,000	FMC Technologies, Inc.	3.450	10/01/22	146,994
100,000	Halliburton Co.	6.150	09/15/19	118,185
100,000	National Oilwell Varco, Inc.	2.600	12/01/22	95,245

				514,387

	Pharmaceuticals—6.1%
150,000	Abbott Laboratories	5.125	04/01/19	169,443
200,000	AbbVie, Inc.	2.900	11/06/22	194,896
150,000	Allergan, Inc.	5.750	04/01/16	159,721
100,000	AmerisourceBergen Corp.	1.150	05/15/17	99,632
100,000	AmerisourceBergen Corp.	3.500	11/15/21	103,764
100,000	Bristol-Myers Squibb Co.	2.000	08/01/22	93,237
100,000	Cardinal Health, Inc.	4.000	06/15/15	102,016
100,000	Eli Lilly & Co.	5.200	03/15/17	109,656
150,000	Express Scripts Holding Co.	3.125	05/15/16	155,354
150,000	Johnson & Johnson	2.950	09/01/20	156,502
100,000	McKesson Corp.	3.250	03/01/16	102,947
200,000	Merck Sharp & Dohme Corp.	4.000	06/30/15	204,775
200,000	Pfizer, Inc.	5.350	03/15/15	203,519

				1,855,462

	Pipelines—0.9%
100,000	Spectra Energy Capital LLC	6.200	04/15/18	113,078
150,000	Williams Partners LP	5.250	03/15/20	166,722

				279,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	REITs—2.8%
$150,000	Boston Properties LP	4.125%	05/15/21	$159,936
150,000	ERP Operating LP	4.625	12/15/21	164,869
100,000	HCP, Inc.	5.375	02/01/21	111,941
150,000	Hospitality Properties Trust	5.000	08/15/22	158,364
125,000	Ventas Realty LP/Ventas Capital Corp.	4.750	06/01/21	136,125
100,000	Weyerhaeuser Co.	7.375	10/01/19	121,221

				852,456

	Retail—6.6%
100,000	Darden Restaurants, Inc.	6.450	10/15/17	110,519
100,000	Dollar General Corp.	4.125	07/15/17	104,210
150,000	Dollar General Corp.	3.250	04/15/23	134,933
150,000	Gap, Inc. (The)	5.950	04/12/21	169,627
150,000	Home Depot, Inc. (The)	5.400	03/01/16	159,569
150,000	Home Depot, Inc. (The)	4.400	04/01/21	167,617
100,000	Kohl’s Corp.	6.250	12/15/17	112,905
100,000	Lowe’s Cos., Inc.	5.400	10/15/16	108,721
150,000	Macy’s Retail Holdings, Inc.	2.875	02/15/23	144,093
100,000	McDonald’s Corp., MTN	5.350	03/01/18	112,106
125,000	Target Corp.	6.000	01/15/18	142,022
200,000	Walgreen Co.	3.100	09/15/22	196,158
325,000	Wal-Mart Stores, Inc.	3.250	10/25/20	341,234

				2,003,714

	Semiconductors—2.4%
100,000	Applied Materials, Inc.	4.300	06/15/21	109,025
100,000	Intel Corp.	1.350	12/15/17	99,823
200,000	Intel Corp.	3.300	10/01/21	209,021
200,000	Maxim Integrated Products, Inc.	3.375	03/15/23	195,568
100,000	Texas Instruments, Inc.	2.375	05/16/16	102,839

				716,276

	Software—2.2%
200,000	Adobe Systems, Inc.	3.250	02/01/15	201,334
100,000	CA, Inc.	5.375	12/01/19	111,626
50,000	Fiserv, Inc.	3.125	06/15/16	51,669
100,000	Microsoft Corp.	1.625	12/06/18	100,163
100,000	Microsoft Corp.	3.625	12/15/23	105,831
100,000	Oracle Corp.	5.750	04/15/18	113,606

				684,229

	Telecommunications—3.2%
100,000	AT&T, Inc.	5.500	02/01/18	112,012
200,000	AT&T, Inc.	3.000	02/15/22	198,058
100,000	Cisco Systems, Inc.	4.450	01/15/20	110,603
100,000	Qwest Corp.	6.750	12/01/21	115,195
200,000	Verizon Communications, Inc.	3.650	09/14/18	211,629
200,000	Verizon Communications, Inc.	5.150	09/15/23	224,139

				971,636

	Toys/Games/Hobbies—0.3%
100,000	Mattel, Inc.	2.350	05/06/19	99,476

	Transportation—1.7%
130,000	CSX Corp.	6.250	03/15/18	148,903
100,000	FedEx Corp.	8.000	01/15/19	122,826
250,000	United Parcel Service, Inc.	3.125	01/15/21	260,444

				532,173

	Total Corporate Bonds (Cost $29,988,527)			30,223,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2014

Number of Shares		Value
	Money Market Fund—0.9%
$286,312	Invesco Premier Portfolio—Institutional Class(a) (Cost $286,312)	$286,312

	Total Investments (Cost $30,274,839)—99.9%	30,510,009
	Other assets less liabilities—0.1%	28,366

	Net Assets—100.0%	$30,538,375

Investment Abbreviations:

GMTN—Global Medium-Term Note

MTN—Medium-Term Notes

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Schedule of Investments

PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—80.2%
	Australia—0.7%
$275,000	FMG Resources August 2006 Pty Ltd.(a)	6.000%	04/01/17	$281,359

	Azerbaijan—0.8%
300,000	State Oil Co. of the Azerbaijan Republic	5.450	02/09/17	315,000

	Brazil—3.0%
150,000	Banco Daycoval SA, EMTN	6.500	03/16/15	151,995
200,000	Banco Daycoval SA, MTN(a)	6.250	01/28/16	207,850
100,000	Banco Fibra SA(a)	4.500	04/19/16	98,756
100,000	Banco Industrial e Comercial SA(a)	5.250	10/25/15	102,500
350,000	BES Investimento do Brasil SA Banco de Investimento(a)	5.625	03/25/15	349,650
200,000	CSN Islands IX Corp.(a)	10.000	01/15/15	204,366

				1,115,117

	Canada—1.1%
250,000	Bombardier, Inc.(a)	4.250	01/15/16	256,250
150,000	Bombardier, Inc.(a)	4.250	01/15/16	153,750

				410,000

	China—2.4%
200,000	Big Will Investments Ltd., EMTN	10.875	04/29/16	211,000
200,000	Fosun International Ltd.(a)	7.500	05/12/16	205,500
200,000	MCC Holding Hong Kong Corp. Ltd.	4.875	07/29/16	203,912
300,000	Yancoal International Resources Development Co. Ltd.(a)	4.461	05/16/17	295,608

				916,020

	Egypt—0.4%
150,000	Nile Finance Ltd.(a)	5.250	08/05/15	154,154

	Finland—0.5%
200,000	UPM-Kymmene OYJ, MTN(a)	5.625	12/01/14	200,760

	France—2.2%
500,000	CMA CGM SA(a)	8.500	04/15/17	505,000
100,000	Lafarge SA(a)	6.200	07/09/15	102,625
200,000	Lafarge SA	6.500	07/15/16	215,000

				822,625

	Germany—1.6%
100,000	Dresdner Bank AG	7.250	09/15/15	103,773
150,000	Fresenius US Finance II, Inc.(a)	9.000	07/15/15	156,750
300,000	Schaeffler Finance BV(a)	7.750	02/15/17	331,500

				592,023

	India—1.3%
450,000	Vedanta Resources PLC(a)	6.750	06/07/16	473,175

	Indonesia—1.5%
300,000	Berau Capital Resources Pte Ltd.(a)	12.500	07/08/15	232,500
300,000	Majapahit Holding BV(a)	7.750	10/17/16	331,125

				563,625

	Israel—0.9%
300,000	Israel Electric Corp. Ltd., MTN(a)	6.700	02/10/17	325,650

	Italy—0.3%
100,000	Telecom Italia Capital SA	5.250	10/01/15	103,375

	Kazakhstan—2.2%
200,000	ATF Bank JSC(a)	9.000	05/11/16	199,916
300,000	Halyk Savings Bank of Kazakhstan JSC(a)	7.250	05/03/17	319,860
100,000	Kazkommertsbank JSC, MTN(a)	8.000	11/03/15	100,500
200,000	Kazkommertsbank JSC, MTN(a)	7.500	11/29/16	200,500

				820,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Luxembourg—1.8%
$150,000	ArcelorMittal	4.250%	08/05/15	$153,000
200,000	ArcelorMittal	4.250	03/01/16	205,500
300,000	ArcelorMittal	5.000	02/25/17	314,250

				672,750

	Mongolia—0.5%
200,000	Trade & Development Bank of Mongolia LLC, EMTN	8.500	09/20/15	200,507

	Netherlands—2.2%
300,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust(a)	2.750	05/15/17	296,625
200,000	Hyva Global BV(a)	8.625	03/24/16	203,500
300,000	NXP BV/NXP Funding LLC(a)	3.500	09/15/16	305,250

				805,375

	Norway—0.7%
100,000	Eksportfinans ASA	2.000	09/15/15	100,224
150,000	Eksportfinans ASA	2.375	05/25/16	150,300

				250,524

	Panama—0.6%
200,000	AES Panama SA(a)	6.350	12/21/16	207,000

	Philippines—1.1%
200,000	BDO Unibank, Inc.	3.875	04/22/16	206,500
200,000	BDO Unibank, Inc.	4.500	02/16/17	209,900

				416,400

	Russia—7.7%
200,000	AK BARS Bank Via AK BARS Luxembourg SA, Series LPN, MTN	8.750	11/19/15	203,500
150,000	Alfa MTN Issuance Ltd., EMTN	8.000	03/18/15	151,972
250,000	ALROSA Finance SA(a)	8.875	11/17/14	250,626
200,000	Bank of Moscow Via BOM Capital PL(a)	6.699	03/11/15	201,908
200,000	Evraz Group SA(a)	8.250	11/10/15	203,640
200,000	Koks OAO Via Koks Finance Ltd.(a)	7.750	06/23/16	179,286
200,000	Metalloinvest Finance Ltd.(a)	6.500	07/21/16	202,000
200,000	Raspadskaya OJSC Via Raspadskaya Securities Ltd.(a)	7.750	04/27/17	179,000
200,000	Renaissance Credit LLC Via Renaissance Consumer Funding Ltd.(a)	7.750	05/31/16	171,000
200,000	Severstal OAO Via Steel Capital SA(a)	6.250	07/26/16	206,500
150,000	Vimpel Communications OJSC Via UBS Luxembourg SA(a)	8.250	05/23/16	157,875
450,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC(a)	6.493	02/02/16	459,162
300,000	VimpelCom Holdings BV(a)	6.255	03/01/17	304,140

				2,870,609

	Saudi Arabia—1.3%
300,000	Dar Al-Arkan International Sukuk Co. II(a)	10.750	02/18/15	303,375
200,000	Dar Al-Arkan Sukuk Co. Ltd.(a)	5.750	11/25/16	201,000

				504,375

	Sri Lanka—0.6%
200,000	Bank of Ceylon(a)	6.875	05/03/17	212,000

	Turkey—0.6%
200,000	Finansbank AS(a)	5.500	05/11/16	207,240

	Ukraine—0.9%
200,000	Ferrexpo Finance PLC(a)	7.875	04/07/16	191,040
200,000	Metinvest BV(a)	10.250	05/20/15	162,040

				353,080

	United Kingdom—1.2%
49,000	Hanson Ltd.	6.125	08/15/16	52,797
400,000	Royal Bank of Scotland Group PLC	5.050	01/08/15	403,065

				455,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	United States—40.5%
$200,000	21st Century Oncology, Inc.	8.875%	01/15/17	$204,000
600,000	21st Century Oncology, Inc.	9.875	04/15/17	579,000
109,000	AES Corp.	7.750	10/15/15	115,267
100,000	AES Corp.	9.750	04/15/16	110,750
300,000	Ally Financial, Inc.	6.750	12/01/14	301,500
100,000	Ally Financial, Inc.	8.300	02/12/15	101,875
200,000	Ally Financial, Inc.	4.625	06/26/15	204,600
200,000	Ally Financial, Inc.	3.500	07/18/16	203,700
150,000	Ally Financial, Inc., Series 8	6.750	12/01/14	150,638
200,000	American Achievement Corp.(a)	10.875	04/15/16	197,000
150,000	American Seafoods Group LLC/American Seafoods Finance, Inc.(a)	10.750	05/15/16	144,750
100,000	AmSouth Bank, Series AI	5.200	04/01/15	101,693
200,000	Ashland, Inc.	3.000	03/15/16	203,000
300,000	Aspect Software, Inc.	10.625	05/15/17	297,750
100,000	Best Buy Co., Inc.	3.750	03/15/16	102,000
100,000	Caesars Entertainment Operating Co., Inc.	10.750	02/01/16	18,750
150,000	CenturyLink, Inc., Series M	5.000	02/15/15	152,081
150,000	Chesapeake Energy Corp.	3.250	03/15/16	150,375
200,000	CIT Group, Inc.(a)	4.750	02/15/15	201,875
300,000	CIT Group, Inc.	5.000	05/15/17	315,000
100,000	CNH Industrial America LLC	7.250	01/15/16	105,900
150,000	CNH Industrial Capital LLC	3.875	11/01/15	152,625
300,000	CNH Industrial Capital LLC	6.250	11/01/16	318,750
550,000	CNH Industrial Capital LLC	3.250	02/01/17	552,750
200,000	Constellation Brands, Inc.	7.250	09/01/16	219,000
150,000	D.R. Horton, Inc.	6.500	04/15/16	159,750
100,000	D.R. Horton, Inc.	4.750	05/15/17	105,000
133,000	Dean Foods Co.	7.000	06/01/16	141,977
100,000	Dell, Inc.	2.300	09/10/15	100,750
100,000	Dell, Inc.	3.100	04/01/16	101,125
100,000	DISH DBS Corp.	7.750	05/31/15	103,750
150,000	DISH DBS Corp.	7.125	02/01/16	159,937
200,000	DPL, Inc.	6.500	10/15/16	214,500
400,000	E*TRADE Financial Corp.	6.750	06/01/16	427,000
150,000	Embarq Corp.	7.082	06/01/16	162,959
300,000	General Motors Financial Co., Inc.	2.750	05/15/16	304,688
150,000	HCA, Inc.	6.375	01/15/15	151,875
250,000	HCA, Inc.	6.500	02/15/16	264,688
200,000	Iheartcommunications, Inc.	5.500	12/15/16	190,250
150,000	International Lease Finance Corp.	4.875	04/01/15	152,040
150,000	International Lease Finance Corp.	8.625	09/15/15	157,688
300,000	International Lease Finance Corp.	5.750	05/15/16	313,313
100,000	iStar Financial, Inc., Series 1—REIT	5.875	03/15/16	105,000
300,000	Jarden Corp.	7.500	05/01/17	330,000
90,000	Kinder Morgan Finance Co. LLC	5.700	01/05/16	94,219
150,000	Kinder Morgan, Inc.	5.150	03/01/15	151,837
100,000	Lennar Corp., Series B	5.600	05/31/15	102,625
200,000	Marquette Transportation Co. LLC/Marquette Transportation Finance Corp.	10.875	01/15/17	206,250
100,000	Masco Corp.	4.800	06/15/15	101,898
100,000	Masco Corp.	6.125	10/03/16	107,500
150,000	MGM Resorts International	6.625	07/15/15	154,305
150,000	MGM Resorts International	7.500	06/01/16	161,625
200,000	MGM Resorts International	10.000	11/01/16	227,500
200,000	MGM Resorts International	7.625	01/15/17	218,750
150,000	Navient Corp., MTN	3.875	09/10/15	151,875
150,000	Navient Corp., MTN	6.250	01/25/16	156,375
250,000	Navient Corp., MTN	6.000	01/25/17	264,375
100,000	Navient Corp., Series A, MTN	5.000	04/15/15	101,620

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	United States (continued)
$150,000	Nuveen Investments, Inc.	5.500%	09/15/15	$156,750
200,000	Owens-Brockway Glass Container, Inc.	7.375	05/15/16	214,750
150,000	Peabody Energy Corp.	7.375	11/01/16	155,250
250,000	Quicksilver Resources, Inc.	7.125	04/01/16	52,500
200,000	R.R. Donnelley & Sons Co.	6.125	01/15/17	215,000
200,000	Realogy Group LLC/Sunshine Group Florida Ltd. (The)(a)	3.375	05/01/16	202,500
100,000	Rockies Express Pipeline LLC(a)	3.900	04/15/15	100,125
150,000	Royal Caribbean Cruises Ltd.	11.875	07/15/15	161,250
150,000	Royal Caribbean Cruises Ltd.	7.250	06/15/16	162,750
250,000	Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp.	9.750	02/15/17	238,750
300,000	Sabine Pass LNG LP	7.500	11/30/16	323,250
300,000	Springleaf Finance Corp., Series I, MTN	5.400	12/01/15	310,500
250,000	Sprint Communications, Inc.	6.000	12/01/16	265,156
300,000	Sprint Communications, Inc.	9.125	03/01/17	339,750
300,000	SquareTwo Financial Corp.	11.625	04/01/17	304,500
150,000	SUPERVALU, Inc.	8.000	05/01/16	162,000
200,000	Swift Energy Co.	7.125	06/01/17	190,250
300,000	Toll Brothers Finance Corp.	5.150	05/15/15	306,750
100,000	Universal Health Services, Inc.	7.125	06/30/16	109,375
100,000	USG Corp.	6.300	11/15/16	106,000

				15,128,829

	Venezuela—1.0%
275,000	Petroleos de Venezuela SA(a)	5.250	04/12/17	183,700
150,000	Petroleos de Venezuela SA, Series 2015	5.000	10/28/15	133,500
100,000	Petroleos de Venezuela SA, Series 2016	5.125	10/28/16	75,000

				392,200

	Vietnam—0.6%
200,000	Vietnam Joint Stock Commercial Bank for Industry and Trade(a)	8.000	05/17/17	212,500

	Total Corporate Bonds (Cost $30,584,417)			29,982,910

	Sovereign Debt Obligations—15.9%
	Argentina—2.7%
150,000	Argentina Boden Bonds	7.000	10/03/15	140,846
300,000	Argentina Bonar Bonds, Series X	7.000	04/17/17	266,758
300,000	City of Buenos Aires Argentina(a)	9.950	03/01/17	306,000
150,000	City of Buenos Aires Argentina, MTN(a)	12.500	04/06/15	152,250
150,000	Provincia de Buenos Aires(a)	11.750	10/05/15	144,375

				1,010,229

	Belarus—0.7%
264,000	Republic of Belarus	8.750	08/03/15	270,653

	Croatia—0.6%
200,000	Croatia Government International Bond(a)	6.250	04/27/17	214,688

	Ecuador—0.4%
150,000	Ecuador Government International Bond(a)	9.375	12/15/15	156,750

	Hungary—0.5%
200,000	Hungary Government International Bond	4.750	02/03/15	201,890

	Jamaica—0.8%
300,000	Jamaica Government International Bond	9.000	06/02/15	314,250

	Jordan—0.8%
300,000	Jordan Government International Bond(a)	3.875	11/12/15	304,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Lebanon—3.6%
$200,000	Lebanon Government International Bond	5.875%	01/15/15	$201,540
450,000	Lebanon Government International Bond(a)	11.625	05/11/16	504,000
300,000	Lebanon Government International Bond, EMTN	9.000	03/20/17	334,500
300,000	Lebanon Government International Bond, MTN(a)	8.500	01/19/16	318,000

				1,358,040

	Mongolia—0.5%
200,000	Development Bank of Mongolia LLC, MTN(a)	5.750	03/21/17	196,000

	Pakistan—0.7%
253,000	Pakistan Government International Bond(a)	7.125	03/31/16	259,325

	Portugal—0.3%
100,000	Portugal Government International Bond, MTN(a)	3.500	03/25/15	101,335

	Sri Lanka—0.7%
256,000	Sri Lanka Government International Bond(a)	7.400	01/22/15	259,840

	Turkey—0.9%
300,000	Export Credit Bank of Turkey(a)	5.375	11/04/16	317,325

	Ukraine—2.0%
200,000	City of Kiev Ukraine Via CS International(a)	8.000	11/06/15	163,000
150,000	Ukraine Government International Bond(a)	6.875	09/23/15	138,405
200,000	Ukraine Government International Bond(a)	6.580	11/21/16	177,290
300,000	Ukreximbank Via Biz Finance PLC(a)	8.375	04/27/15	270,060

				748,755

	Venezuela—0.4%
150,000	Venezuela Government International Bond(a)	5.750	02/26/16	127,875

	Vietnam—0.3%
100,000	Vietnam Government International Bond(a)	6.875	01/15/16	106,125

	Total Sovereign Debt Obligations (Cost $6,007,845)			5,947,280

Number of Shares
	Money Market Fund—2.2%
813,996	Invesco Premier Portfolio—Institutional Class(b) (Cost $813,996)			813,996

	Total Investments (Cost $37,406,258)—98.3%			36,744,186
	Other assets less liabilities—1.7%			644,492

	Net Assets—100.0%			$37,388,678

Investment Abbreviations:

EMTN—Euro Medium-Term Note

MTN—Medium-Term Notes

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $16,053,104, which represented 42.94% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Schedule of Investments

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2014

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds—98.1%
		Australia—3.6%
EUR	1,000,000	BHP Billiton Finance Ltd., EMTN	2.125%	11/29/18	$1,334,742
EUR	500,000	BHP Billiton Finance Ltd., EMTN	2.250	09/25/20	678,308
GBP	350,000	BHP Billiton Finance Ltd., EMTN	3.250	09/25/24	557,167
AUD	350,000	BHP Billiton Finance Ltd., MTN	3.750	10/18/17	311,366
EUR	400,000	Commonwealth Bank of Australia, EMTN	5.500	08/06/19	596,742
EUR	350,000	Commonwealth Bank of Australia, EMTN	4.375	02/25/20	524,648
EUR	200,000	National Australia Bank Ltd., EMTN	4.625	02/10/20	290,710
EUR	250,000	National Australia Bank Ltd., EMTN	2.750	08/08/22	349,776
EUR	250,000	National Australia Bank Ltd., GMTN	2.000	11/12/20	333,231
AUD	950,000	National Australia Bank Ltd., Series DIP	6.000	02/15/17	886,845
EUR	200,000	Telstra Corp. Ltd., EMTN	4.250	03/23/20	296,412
EUR	300,000	Telstra Corp. Ltd., EMTN	3.500	09/21/22	440,419
EUR	300,000	Telstra Corp. Ltd., EMTN	2.500	09/15/23	412,796
EUR	750,000	Westpac Banking Corp., EMTN	4.125	05/25/18	1,060,741
AUD	1,000,000	Westpac Banking Corp., MTN	7.250	11/18/16	949,597
AUD	500,000	Westpac Banking Corp., MTN	4.500	02/25/19	453,442

					9,476,942

		Belgium—0.8%
GBP	250,000	Anheuser-Busch InBev NV, EMTN	9.750	07/30/24	604,697
GBP	500,000	Anheuser-Busch InBev NV, EMTN	4.000	09/24/25	832,600
EUR	200,000	Anheuser-Busch InBev NV, EMTN	2.700	03/31/26	270,848
EUR	200,000	BNP Paribas Fortis SA, EMTN	5.757	10/04/17	283,970

					1,992,115

		Canada—13.3%
CAD	550,000	Bank of Montreal, Series DPNT	2.390	07/12/17	494,978
CAD	1,100,000	Bank of Montreal, Series DPNT	2.240	12/11/17	984,746
CAD	500,000	Bank of Montreal, Series DPNT	6.020	05/02/18	502,337
CAD	1,000,000	Bank of Montreal, Series DPNT	3.210	09/13/18	920,298
CAD	900,000	Bank of Montreal, Series DPNT	2.840	06/04/20	811,968
CAD	900,000	Bank of Montreal, Series DPNT	3.400	04/23/21	833,736
CAD	500,000	Bank of Nova Scotia (The)	1.800	05/09/16	444,743
CAD	900,000	Bank of Nova Scotia (The)	2.242	03/22/18	802,652
CAD	850,000	Bank of Nova Scotia (The), Series DPNT	2.740	12/01/16	769,874
CAD	950,000	Bank of Nova Scotia (The), Series DPNT	2.598	02/27/17	858,889
CAD	450,000	Bank of Nova Scotia (The), Series DPNT	4.100	06/08/17	422,077
CAD	700,000	Bank of Nova Scotia (The), Series DPNT	2.370	01/11/18	628,227
CAD	900,000	Bank of Nova Scotia (The), Series DPNT	2.462	03/14/19	804,209
CAD	500,000	Bank of Nova Scotia (The), Series DPNT	3.270	01/11/21	460,127
CAD	1,100,000	Bank of Nova Scotia (The), Series DPNT	2.873	06/04/21	985,634
CAD	950,000	Bell Canada	3.350	06/18/19	868,958
CAD	575,000	Bell Canada, MTN	4.400	03/16/18	544,920
CAD	450,000	Bell Canada, MTN	3.250	06/17/20	408,538
CAD	500,000	Bell Canada, Series M-26	3.350	03/22/23	440,055
CAD	600,000	Caisse Centrale Desjardins, MTN	2.795	11/19/18	543,366
CAD	550,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT	2.350	10/18/17	493,768
CAD	750,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT	2.350	06/24/19	665,757
CAD	850,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT, MTN	3.950	07/14/17	796,027
CAD	600,000	CDP Financial, Inc.	4.600	07/15/20	597,179
GBP	400,000	Glencore Canada Financial Corp., EMTN	7.375	05/27/20	772,490
CAD	700,000	HSBC Bank Canada, Series DPNT	2.901	01/13/17	635,659
CAD	800,000	HSBC Bank Canada, Series DPNT	3.558	10/04/17	741,305
CAD	500,000	HSBC Bank Canada, Series DPNT	2.491	05/13/19	445,603
CAD	500,000	HSBC Bank Canada, Series DPNT	2.938	01/14/20	450,743
CAD	850,000	Rogers Communications, Inc.	5.800	05/26/16	799,541
CAD	800,000	Rogers Communications, Inc.	5.340	03/22/21	800,795
CAD	700,000	Royal Bank of Canada, Series DPNT	3.660	01/25/17	646,773

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2014

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Canada (continued)
CAD	1,300,000	Royal Bank of Canada, Series DPNT	2.364%	09/21/17	$1,166,858
CAD	1,200,000	Royal Bank of Canada, Series DPNT	2.260	03/12/18	1,071,810
CAD	1,000,000	Royal Bank of Canada, Series DPNT	2.820	07/12/18	908,484
CAD	1,800,000	Royal Bank of Canada, Series DPNT	2.890	10/11/18	1,636,133
CAD	1,150,000	Royal Bank of Canada, Series DPNT	2.770	12/11/18	1,040,758
CAD	1,000,000	Royal Bank of Canada, Series DPNT	2.980	05/07/19	912,395
CAD	900,000	Royal Bank of Canada, Series DPNT	2.860	03/04/21	808,040
CAD	1,000,000	Royal Bank of Canada, Series DPNT, MTN	3.030	07/26/16	908,022
CAD	950,000	Shaw Communications, Inc.	5.650	10/01/19	949,309
CAD	900,000	Shaw Communications, Inc.	6.750	11/09/39	967,796
CAD	500,000	TELUS Corp., Series CG	5.050	12/04/19	493,002
CAD	500,000	TELUS Corp., Series CH	5.050	07/23/20	494,625
CAD	700,000	Toronto-Dominion Bank (The), Series DPNT	2.433	08/15/17	630,729
CAD	1,100,000	Toronto-Dominion Bank (The), Series DPNT	2.171	04/02/18	979,439
CAD	900,000	Toronto-Dominion Bank (The), Series DPNT	2.447	04/02/19	803,107

					35,146,479

		Denmark—1.1%
NOK	2,000,000	AP Moeller—Maersk A/S, EMTN	6.250	12/16/16	320,883
EUR	250,000	Carlsberg Breweries A/S, EMTN	3.375	10/13/17	337,472
GBP	250,000	DONG Energy A/S, EMTN	4.875	01/12/32	437,869
GBP	350,000	DONG Energy A/S, EMTN	5.750	04/09/40	684,281
NOK	5,000,000	Nykredit Bank A/S, EMTN	5.000	08/21/18	792,927
GBP	150,000	TDC A/S, MTN(b)	5.625	02/23/23	274,418

					2,847,850

		Finland—0.2%
EUR	500,000	Fortum OYJ, EMTN	2.250	09/06/22	663,164

		France—19.8%
EUR	250,000	Areva SA, EMTN	4.875	09/23/24	357,228
EUR	300,000	Autoroutes du Sud de la France SA, EMTN	5.625	07/04/22	492,168
EUR	200,000	Banque Federative du Credit Mutuel SA, EMTN	2.000	09/19/19	266,041
EUR	500,000	Banque Federative du Credit Mutuel SA, EMTN	4.125	07/20/20	738,906
EUR	200,000	Banque Federative du Credit Mutuel SA, EMTN	4.000	10/22/20	285,210
EUR	500,000	Banque Federative du Credit Mutuel SA, EMTN	2.625	02/24/21	688,044
EUR	500,000	Banque Federative du Credit Mutuel SA, EMTN	2.625	03/18/24	686,370
EUR	500,000	Banque Federative du Credit Mutuel SA, EMTN	3.000	05/21/24	656,375
EUR	500,000	BNP Paribas SA, EMTN	5.431	09/07/17	707,180
EUR	300,000	BNP Paribas SA, EMTN	2.000	01/28/19	396,529
EUR	550,000	BNP Paribas SA, EMTN	2.500	08/23/19	745,928
EUR	700,000	BNP Paribas SA, EMTN	3.750	11/25/20	1,021,184
EUR	1,000,000	BNP Paribas SA, EMTN	2.250	01/13/21	1,344,815
EUR	300,000	BNP Paribas SA, EMTN	2.875	10/24/22	420,125
EUR	250,000	BNP Paribas SA, EMTN	2.875	09/26/23	350,554
EUR	400,000	Bouygues SA	3.641	10/29/19	566,120
EUR	100,000	Bouygues SA	4.250	07/22/20	146,788
EUR	500,000	BPCE SA	4.625	07/18/23	719,322
GBP	100,000	BPCE SA	5.250	04/16/29	166,151
EUR	500,000	BPCE SA, EMTN	2.125	03/17/21	667,056
EUR	500,000	BPCE SA, EMTN	4.500	02/10/22	773,036
EUR	400,000	Carrefour SA, EMTN	1.750	05/22/19	522,806
EUR	500,000	Carrefour SA, EMTN	4.000	04/09/20	726,684
EUR	100,000	Carrefour SA, EMTN	3.875	04/25/21	146,497
EUR	300,000	Casino Guichard Perrachon SA, EMTN	3.157	08/06/19	412,298
EUR	300,000	Casino Guichard Perrachon SA, EMTN	3.311	01/25/23	413,807
EUR	350,000	Cie de St-Gobain, EMTN	4.750	04/11/17	483,596
EUR	400,000	Cie Financiere et Industrielle des Autoroutes SA(b)	5.000	05/24/21	621,904
EUR	350,000	Credit Agricole SA, EMTN	5.971	02/01/18	505,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2014

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		France (continued)
EUR	150,000	Credit Agricole SA, EMTN	5.875%	06/11/19	$226,362
EUR	900,000	Credit Agricole SA, EMTN	3.900	04/19/21	1,275,954
EUR	500,000	Credit Agricole SA/London, EMTN	3.875	02/13/19	714,057
EUR	500,000	Credit Agricole SA/London, EMTN	2.375	11/27/20	678,493
EUR	500,000	Credit Agricole SA/London, EMTN	5.125	04/18/23	819,265
EUR	300,000	Credit Agricole SA/London, EMTN	3.125	07/17/23	426,896
EUR	500,000	Credit Agricole SA/London, EMTN	2.375	05/20/24	668,456
EUR	200,000	Danone SA, EMTN	2.250	11/15/21	271,935
EUR	300,000	Electricite de France SA, EMTN	6.250	01/25/21	496,276
EUR	300,000	Electricite de France SA, EMTN	2.250	04/27/21	406,398
EUR	300,000	Electricite de France SA, EMTN	3.875	01/18/22	447,447
EUR	600,000	Electricite de France SA, EMTN	2.750	03/10/23	840,070
EUR	1,000,000	Electricite de France SA, EMTN	4.625	09/11/24	1,601,197
EUR	1,000,000	Electricite de France SA, EMTN	4.125	03/25/27	1,561,958
GBP	1,200,000	Electricite de France SA, EMTN	5.875	07/18/31	2,342,701
GBP	1,100,000	Electricite de France SA, EMTN	6.125	06/02/34	2,211,252
GBP	700,000	Electricite de France SA, EMTN	5.500	03/27/37	1,310,524
GBP	1,000,000	Electricite de France SA, EMTN	5.500	10/17/41	1,879,019
EUR	300,000	GDF Suez, EMTN	1.375	05/19/20	388,408
EUR	1,000,000	GDF Suez, EMTN	3.500	10/18/22	1,477,470
EUR	250,000	GDF Suez, EMTN	3.000	02/01/23	356,187
EUR	800,000	GDF Suez, EMTN	2.375	05/19/26	1,068,122
GBP	250,000	GDF Suez, EMTN	5.000	10/01/60	467,510
EUR	300,000	GIE GDF SUEZ Alliance, EMTN	5.750	06/24/23	514,738
EUR	200,000	Holding D’infrastructures de Transport SAS	4.875	10/27/21	309,182
EUR	200,000	HSBC France SA, EMTN	1.875	01/16/20	264,717
EUR	300,000	La Poste SA, EMTN	4.250	11/08/21	459,918
EUR	300,000	La Poste SA, EMTN	2.750	11/26/24	425,264
EUR	1,050,000	Orange SA, EMTN	3.875	04/09/20	1,520,201
EUR	150,000	Orange SA, EMTN	3.875	01/14/21	219,786
EUR	700,000	Orange SA, EMTN	3.000	06/15/22	987,568
GBP	1,000,000	Orange SA, EMTN	5.625	01/23/34	1,868,852
EUR	400,000	Pernod Ricard SA	5.000	03/15/17	552,754
EUR	200,000	Sanofi, EMTN	1.875	09/04/20	267,357
EUR	100,000	Societe des Autoroutes Paris-Rhin-Rhone, EMTN	5.000	01/12/17	137,297
EUR	150,000	Societe Generale SA, EMTN	3.125	09/21/17	202,502
EUR	700,000	Societe Generale SA, EMTN	2.250	01/23/20	943,685
EUR	300,000	Societe Generale SA, EMTN	4.750	03/02/21	462,800
EUR	300,000	Societe Generale SA, EMTN	4.250	07/13/22	465,932
EUR	300,000	Societe Nationale des Chemins de Fer Francais, EMTN	4.125	02/19/25	477,156
GBP	650,000	Societe Nationale des Chemins de Fer Francais, EMTN	5.375	03/18/27	1,263,601
EUR	400,000	Total Capital Canada Ltd., EMTN	2.125	09/18/29	511,047
EUR	500,000	Total Capital International SA, EMTN	2.500	03/25/26	686,943
GBP	400,000	Veolia Environnement SA, EMTN	6.125	10/29/37	790,807
EUR	500,000	Vivendi SA, EMTN	4.750	07/13/21	765,844

					52,062,306

		Germany—8.7%
EUR	250,000	Allianz Finance II BV, EMTN	4.750	07/22/19	375,195
EUR	500,000	Allianz Finance II BV, EMTN	3.500	02/14/22	732,168
GBP	500,000	Allianz Finance II BV, Series 62	4.500	03/13/43	865,129
EUR	100,000	BASF SE, Series 10Y	2.000	12/05/22	134,889
GBP	150,000	BMW Finance NV, EMTN	3.375	12/14/18	253,965
EUR	450,000	BMW Finance NV, EMTN	3.250	01/14/19	628,517
EUR	150,000	Commerzbank AG, EMTN	3.875	03/22/17	202,826
EUR	500,000	Commerzbank AG, EMTN	4.000	09/16/20	731,757
EUR	250,000	Daimler AG, EMTN	1.500	11/19/18	326,037
NOK	2,700,000	Daimler International Finance BV, EMTN	3.625	01/20/16	410,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2014

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Germany (continued)
EUR	300,000	Deutsche Bahn Finance BV, EMTN	4.875%	03/12/19	$448,174
EUR	150,000	Deutsche Bank AG, EMTN	5.125	08/31/17	212,434
EUR	350,000	Deutsche Bank AG, EMTN	5.000	06/24/20	509,613
EUR	1,100,000	Deutsche Bank AG, EMTN	1.250	09/08/21	1,383,425
EUR	300,000	Deutsche Bank AG, EMTN	2.375	01/11/23	409,637
EUR	150,000	Deutsche Telekom International Finance BV, EMTN	2.125	01/18/21	202,814
GBP	350,000	Deutsche Telekom International Finance BV, EMTN	6.500	04/08/22	686,274
EUR	500,000	Deutsche Telekom International Finance BV, EMTN	4.250	07/13/22	766,885
EUR	950,000	E.ON International Finance BV, EMTN	5.750	05/07/20	1,496,334
GBP	300,000	E.ON International Finance BV, EMTN	6.375	06/07/32	615,221
GBP	1,000,000	E.ON International Finance BV, EMTN	5.875	10/30/37	1,976,815
EUR	200,000	Linde AG, EMTN	1.750	09/17/20	266,410
EUR	300,000	Merck Financial Services GmbH, EMTN	4.500	03/24/20	445,622
EUR	600,000	RWE Finance BV, EMTN	6.625	01/31/19	939,808
EUR	500,000	RWE Finance BV, EMTN	6.500	08/10/21	843,089
GBP	600,000	RWE Finance BV, EMTN	6.250	06/03/30	1,181,778
GBP	1,000,000	RWE Finance BV, EMTN	4.750	01/31/34	1,693,843
EUR	500,000	Siemens Financieringsmaatschappij NV, EMTN	5.625	06/11/18	742,515
EUR	300,000	Siemens Financieringsmaatschappij NV, EMTN	1.750	03/12/21	399,223
EUR	100,000	Siemens Financieringsmaatschappij NV, EMTN	2.875	03/10/28	142,844
GBP	500,000	Siemens Financieringsmaatschappij NV, EMTN	3.750	09/10/42	780,098
EUR	450,000	Volkswagen International Finance NV, EMTN	3.250	01/21/19	628,337
EUR	400,000	Volkswagen International Finance NV, EMTN	2.000	03/26/21	534,792
EUR	600,000	Volkswagen Leasing GmbH, EMTN	2.375	09/06/22	818,270

					22,784,750

		Hong Kong—0.3%
EUR	250,000	Hutchison Whampoa Europe Finance 12 Ltd., EMTN	2.500	06/06/17	328,949
EUR	300,000	Hutchison Whampoa Finance 09 Ltd.	4.750	11/14/16	408,458

					737,407

		Italy—8.6%
EUR	250,000	Assicurazioni Generali SpA, EMTN	2.875	01/14/20	340,761
EUR	300,000	Assicurazioni Generali SpA, EMTN	5.125	09/16/24	473,080
EUR	300,000	Assicurazioni Generali SpA, EMTN	4.125	05/04/26	399,362
EUR	250,000	Atlantia SpA	3.625	11/30/18	347,951
EUR	500,000	Atlantia SpA, EMTN	3.375	09/18/17	677,486
EUR	200,000	Atlantia SpA, EMTN	4.500	02/08/19	288,957
GBP	500,000	Atlantia SpA, EMTN	6.250	06/09/22	964,767
EUR	100,000	Enel Finance International NV, EMTN	4.125	07/12/17	137,309
EUR	550,000	Enel Finance International NV, EMTN	4.875	03/11/20	825,434
EUR	250,000	Enel Finance International NV, EMTN	5.000	09/14/22	390,958
EUR	700,000	Enel Finance International NV, EMTN	4.875	04/17/23	1,091,028
GBP	1,200,000	Enel Finance International NV, EMTN	5.625	08/14/24	2,231,864
EUR	750,000	Enel Finance International NV, GMTN	5.750	10/24/18	1,126,057
EUR	200,000	Enel SpA	4.875	02/20/18	284,230
GBP	600,000	Enel SpA, EMTN	5.750	06/22/37	1,087,224
EUR	400,000	Eni SpA	4.125	09/16/19	583,798
EUR	400,000	Eni SpA, EMTN	4.250	02/03/20	590,059
EUR	150,000	Eni SpA, EMTN	4.000	06/29/20	220,301
EUR	300,000	Eni SpA, EMTN	3.250	07/10/23	434,184
EUR	300,000	Eni SpA, EMTN	3.750	09/12/25	449,646
EUR	200,000	Eni SpA, EMTN	3.625	01/29/29	296,755
EUR	400,000	Intesa Sanpaolo SpA, EMTN	4.125	01/14/16	522,581
EUR	300,000	Intesa Sanpaolo SpA, EMTN	4.125	09/19/16	400,679
EUR	300,000	Intesa Sanpaolo SpA, EMTN	5.000	02/28/17	414,389
EUR	1,200,000	Intesa Sanpaolo SpA, EMTN	3.000	01/28/19	1,627,584
EUR	400,000	Intesa Sanpaolo SpA, EMTN	4.375	10/15/19	581,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2014

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Italy (continued)
EUR	250,000	Intesa Sanpaolo SpA, EMTN	4.000%	10/30/23	$368,587
EUR	200,000	Intesa Sanpaolo SpA, GMTN	4.000	11/08/18	282,088
EUR	100,000	Snam SpA, EMTN	3.875	03/19/18	138,540
EUR	200,000	Snam SpA, EMTN	5.000	01/18/19	293,758
EUR	800,000	Snam SpA, EMTN	3.500	02/13/20	1,130,005
EUR	400,000	Snam SpA, EMTN	5.250	09/19/22	643,113
EUR	250,000	Terna Rete Elettrica Nazionale SpA, EMTN	4.125	02/17/17	339,290
EUR	100,000	Terna Rete Elettrica Nazionale SpA, EMTN	4.750	03/15/21	153,753
EUR	300,000	UniCredit SpA, EMTN	4.875	03/07/17	412,066
EUR	300,000	UniCredit SpA, EMTN	3.375	01/11/18	406,891
EUR	700,000	UniCredit SpA, EMTN	3.625	01/24/19	971,089
EUR	300,000	UniCredit SpA, EMTN	3.250	01/14/21	414,306
EUR	300,000	Unione DI Banche Italiane SCpA, EMTN	2.875	02/18/19	401,914

					22,743,144

		Japan—0.7%
JPY	30,000,000	Development Bank of Japan, Inc.	1.050	06/20/23	281,807
JPY	60,000,000	Development Bank of Japan, Inc.	2.300	03/19/26	634,357
JPY	100,000,000	Panasonic Corp., Series 10	0.752	03/18/16	898,407

					1,814,571

		Netherlands—7.2%
EUR	400,000	ABN AMRO Bank NV, EMTN	3.625	10/06/17	548,179
EUR	200,000	ABN AMRO Bank NV, EMTN	2.125	11/26/20	268,478
EUR	300,000	ABN AMRO Bank NV, EMTN	6.375	04/27/21	464,237
EUR	450,000	ABN AMRO Bank NV, EMTN	4.125	03/28/22	686,031
EUR	200,000	ABN AMRO Bank NV, EMTN	7.125	07/06/22	326,727
EUR	300,000	ABN AMRO Bank NV, EMTN	2.500	11/29/23	410,627
EUR	900,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands	3.875	07/25/23	1,271,762
EUR	300,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, EMTN	4.750	01/15/18	427,634
EUR	150,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, EMTN	3.500	10/17/18	210,099
EUR	750,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, EMTN	4.125	01/12/21	1,124,953
EUR	500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, EMTN	4.750	06/06/22	793,863
EUR	650,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, EMTN	4.125	09/14/22	932,186
GBP	1,000,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, EMTN	5.250	09/14/27	1,726,598
EUR	500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, GMTN	4.125	01/14/20	736,658
EUR	1,600,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, GMTN	3.750	11/09/20	2,236,177
EUR	300,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, GMTN	4.000	01/11/22	453,645
GBP	750,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, Series 2541	4.000	09/19/22	1,291,685
EUR	250,000	Heineken NV, EMTN	2.125	08/04/20	333,921
EUR	1,100,000	ING Bank NV, EMTN	1.875	02/27/18	1,439,720
EUR	700,000	ING Bank NV, EMTN	4.500	02/21/22	1,089,592
EUR	350,000	ING Groep NV, EMTN	4.750	05/31/17	486,638
EUR	300,000	Koninklijke KPN NV, GMTN	3.750	09/21/20	431,795
GBP	500,000	Koninklijke KPN NV, GMTN	5.750	09/17/29	908,342
EUR	200,000	Shell International Finance BV, EMTN	1.625	03/24/21	263,694
EUR	150,000	Shell International Finance BV, EMTN	2.500	03/24/26	208,348

					19,071,589

		Norway—1.2%
NOK	1,000,000	DNB Bank ASA	4.750	04/06/17	159,096
EUR	275,000	DNB Bank ASA, EMTN	3.875	06/29/20	404,131
EUR	250,000	DNB Bank ASA, EMTN	4.250	01/18/22	382,074
EUR	250,000	DNB Bank ASA, MTN(b)	4.375	02/24/21	379,329
EUR	250,000	Statoil ASA, EMTN	5.625	03/11/21	405,421
GBP	550,000	Statoil ASA, EMTN	6.875	03/11/31	1,243,124
SEK	1,000,000	Telenor ASA, EMTN	2.375	03/19/19	143,004

					3,116,179

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2014

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Spain—4.7%
EUR	300,000	ADIF Alta Velocidad, EMTN	3.500%	05/27/24	$414,184
EUR	200,000	BBVA Senior Finance SAU, GMTN	3.750	01/17/18	275,299
EUR	300,000	BBVA Senior Finance SAU, GMTN	2.375	01/22/19	400,777
EUR	200,000	CaixaBank SA, EMTN	2.500	04/18/17	262,263
EUR	300,000	CaixaBank SA, MTN	3.125	05/14/18	407,853
EUR	500,000	Iberdrola Finanzas SAU, EMTN	4.125	03/23/20	727,296
GBP	400,000	Iberdrola Finanzas SAU, EMTN	7.375	01/29/24	824,714
EUR	200,000	Iberdrola International BV, EMTN	4.250	10/11/18	285,019
EUR	200,000	Iberdrola International BV, EMTN	3.500	02/01/21	284,425
EUR	100,000	Repsol International Finance BV, EMTN	4.875	02/19/19	146,140
EUR	500,000	Repsol International Finance BV, EMTN	2.625	05/28/20	674,780
EUR	200,000	Repsol International Finance BV, EMTN	3.625	10/07/21	287,012
EUR	200,000	Santander International Debt SAU, EMTN	1.375	03/25/17	255,277
EUR	500,000	Santander International Debt SAU, EMTN	4.000	03/27/17	678,088
EUR	100,000	Santander International Debt SAU, EMTN	4.125	10/04/17	138,135
EUR	200,000	Santander International Debt SAU, EMTN	4.000	01/24/20	291,212
EUR	300,000	Telefonica Emisiones SAU, EMTN	4.797	02/21/18	425,286
EUR	350,000	Telefonica Emisiones SAU, EMTN	4.693	11/11/19	517,121
EUR	200,000	Telefonica Emisiones SAU, EMTN	4.710	01/20/20	296,201
GBP	300,000	Telefonica Emisiones SAU, EMTN	5.597	03/12/20	540,820
EUR	300,000	Telefonica Emisiones SAU, EMTN	2.242	05/27/22	393,493
GBP	700,000	Telefonica Emisiones SAU, EMTN	5.289	12/09/22	1,254,775
GBP	300,000	Telefonica Emisiones SAU, EMTN	5.375	02/02/26	532,263
EUR	1,000,000	Telefonica Emisiones SAU, GMTN	3.661	09/18/17	1,358,788
EUR	300,000	Telefonica Emisiones SAU, GMTN	3.987	01/23/23	439,615
EUR	200,000	Telefonica Emisiones SAU, MTN(b)	4.750	02/07/17	273,888

					12,384,724

		Sweden—2.6%
SEK	2,000,000	Electrolux AB, EMTN	4.500	06/08/16	286,620
EUR	200,000	Nordea Bank AB, EMTN	4.000	07/11/19	290,061
EUR	350,000	Nordea Bank AB, EMTN	4.500	03/26/20	504,923
EUR	500,000	Nordea Bank AB, EMTN	2.000	02/17/21	665,937
EUR	200,000	Nordea Bank AB, EMTN	3.250	07/05/22	291,221
SEK	1,000,000	SBAB Bank AB, EMTN	3.000	10/11/18	145,368
EUR	200,000	Skandinaviska Enskilda Banken AB, EMTN	2.000	02/19/21	266,286
EUR	200,000	Skandinaviska Enskilda Banken AB, GMTN	1.875	11/14/19	265,246
EUR	300,000	Svenska Handelsbanken AB, EMTN	2.250	06/14/18	400,025
EUR	300,000	Svenska Handelsbanken AB, EMTN	2.250	08/27/20	406,663
EUR	400,000	Svenska Handelsbanken AB, EMTN	4.375	10/20/21	615,959
EUR	200,000	Svenska Handelsbanken AB, EMTN	2.625	08/23/22	280,363
EUR	300,000	Vattenfall AB, EMTN	6.250	03/17/21	493,829
GBP	600,000	Vattenfall AB, EMTN	6.875	04/15/39	1,366,006
SEK	3,000,000	Volvo Treasury AB, EMTN	5.000	12/08/16	439,557
EUR	150,000	Volvo Treasury AB, EMTN	5.000	05/31/17	208,579

					6,926,643

		Switzerland—2.8%
EUR	200,000	ABB Finance BV, EMTN	2.625	03/26/19	272,764
EUR	300,000	Credit Suisse AG/London	1.375	11/29/19	387,031
EUR	425,000	Credit Suisse AG/London, EMTN	3.875	01/25/17	573,765
EUR	300,000	Credit Suisse AG/London, EMTN	5.125	09/18/17	426,287
EUR	300,000	Credit Suisse AG/London, EMTN	4.750	08/05/19	446,397
GBP	700,000	Glencore Finance Europe SA, EMTN	6.500	02/27/19	1,280,333
NOK	1,000,000	Nestle Holdings, Inc., EMTN	2.500	07/10/17	152,146
NOK	1,500,000	Nestle Holdings, Inc., EMTN	2.250	11/20/17	228,042
EUR	500,000	Roche Holdings, Inc., EMTN	6.500	03/04/21	844,852
CHF	700,000	Roche Kapitalmarkt AG	4.500	03/23/17	800,951

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2014

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Switzerland (continued)
CHF	800,000	Swisscom AG	3.250%	09/14/18	$922,265
EUR	250,000	UBS AG/London, EMTN	6.000	04/18/18	371,547
EUR	500,000	UBS AG/London, EMTN	1.250	09/03/21	636,316

					7,342,696

		United Kingdom—22.5%
EUR	250,000	Abbey National Treasury Services PLC/London, EMTN	1.750	01/15/18	324,536
EUR	250,000	Abbey National Treasury Services PLC/London, EMTN	2.000	01/14/19	329,357
GBP	200,000	ABP Finance PLC, EMTN	6.250	12/14/26	393,370
GBP	400,000	Bank of Scotland PLC	9.375	05/15/21	829,072
EUR	1,200,000	Barclays, EMTN	6.000	01/14/21	1,818,240
EUR	300,000	Barclays, EMTN	2.125	02/24/21	398,407
EUR	700,000	Barclays, EMTN	2.250	06/10/24	921,268
GBP	1,200,000	Barclays Bank PLC, EMTN	10.000	05/21/21	2,505,843
GBP	400,000	BAT International Finance PLC, EMTN	7.250	03/12/24	839,022
GBP	700,000	BAT International Finance PLC, EMTN	4.000	09/04/26	1,178,222
GBP	150,000	BAT International Finance PLC, EMTN	6.000	11/24/34	308,349
GBP	800,000	BG Energy Capital PLC, EMTN	5.125	12/01/25	1,466,305
GBP	400,000	BG Energy Capital PLC, EMTN	5.000	11/04/36	726,770
EUR	150,000	BP Capital Markets PLC, EMTN	3.830	10/06/17	206,179
EUR	500,000	BP Capital Markets PLC, EMTN	2.994	02/18/19	686,710
EUR	300,000	BP Capital Markets PLC, EMTN	2.177	09/28/21	399,969
EUR	500,000	British Sky Broadcasting Group PLC, EMTN	1.500	09/15/21	629,627
GBP	600,000	British Telecommunications PLC	5.750	12/07/28	1,146,053
GBP	200,000	British Telecommunications PLC, EMTN	6.375	06/23/37	414,298
GBP	250,000	BUPA Finance PLC	5.000	04/25/23	409,496
GBP	750,000	Centrica PLC, EMTN	6.375	03/10/22	1,452,856
GBP	200,000	Centrica PLC, EMTN	4.375	03/13/29	337,426
GBP	500,000	Centrica PLC, EMTN	4.250	09/12/44	790,327
GBP	250,000	Friends Life Holdings PLC	8.250	04/21/22	460,223
GBP	850,000	GlaxoSmithKline Capital PLC, EMTN	3.375	12/20/27	1,337,132
GBP	500,000	GlaxoSmithKline Capital PLC, EMTN	6.375	03/09/39	1,099,347
GBP	800,000	GlaxoSmithKline Capital PLC, EMTN	5.250	04/10/42	1,542,190
GBP	250,000	GlaxoSmithKline Capital PLC, EMTN	4.250	12/18/45	415,649
GBP	700,000	Heathrow Funding Ltd., EMTN	7.125	02/14/24	1,391,240
GBP	1,000,000	Heathrow Funding Ltd., EMTN	6.750	12/03/26	2,078,095
EUR	200,000	HSBC Bank PLC, EMTN	3.750	11/30/16	269,208
EUR	450,000	HSBC Bank PLC, EMTN	3.875	10/24/18	640,950
EUR	800,000	HSBC Bank PLC, EMTN	4.000	01/15/21	1,200,621
GBP	600,000	HSBC Bank PLC, EMTN	5.375	08/22/33	1,040,477
GBP	600,000	HSBC Holdings PLC	6.750	09/11/28	1,175,198
EUR	250,000	HSBC Holdings PLC, EMTN	6.000	06/10/19	378,851
GBP	250,000	HSBC Holdings PLC, EMTN	6.500	05/20/24	507,296
GBP	1,250,000	HSBC Holdings PLC, EMTN	5.750	12/20/27	2,222,280
GBP	450,000	Imperial Tobacco Finance PLC, EMTN	7.750	06/24/19	877,591
GBP	600,000	Imperial Tobacco Finance PLC, EMTN	9.000	02/17/22	1,297,106
GBP	450,000	Imperial Tobacco Finance PLC, EMTN	5.500	09/28/26	825,717
EUR	100,000	Lloyds Bank PLC, EMTN	5.375	09/03/19	153,190
EUR	300,000	Lloyds Bank PLC, EMTN	6.500	03/24/20	461,436
GBP	300,000	Lloyds Bank PLC, EMTN	7.500	04/15/24	640,851
GBP	1,224,000	Lloyds Bank PLC, EMTN	7.625	04/22/25	2,449,046
GBP	250,000	National Grid Electricity Transmission PLC, EMTN	4.000	06/08/27	417,825
GBP	300,000	Old Mutual PLC, EMTN	8.000	06/03/21	546,256
GBP	250,000	Rio Tinto Finance PLC, EMTN	4.000	12/11/29	406,907
EUR	1,200,000	Royal Bank of Scotland Group PLC, EMTN	1.625	06/25/19	1,549,813
EUR	250,000	Royal Bank of Scotland PLC (The), EMTN	5.375	09/30/19	380,478
EUR	300,000	Royal Bank of Scotland PLC (The), EMTN	5.500	03/23/20	465,373
GBP	700,000	Royal Bank of Scotland PLC (The), EMTN	7.500	04/29/24	1,469,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2014

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		United Kingdom (continued)
EUR	300,000	Sabmiller Holdings, Inc., EMTN	1.875%	01/20/20	$394,216
GBP	400,000	Scottish Widows PLC	5.500	06/16/23	671,298
GBP	400,000	Scottish Widows PLC	7.000	06/16/43	750,024
GBP	200,000	Severn Trent Utilities Finance PLC, EMTN	3.625	01/16/26	321,692
GBP	300,000	SSE PLC, EMTN	8.375	11/20/28	712,085
GBP	600,000	Standard Chartered Bank, EMTN	7.750	04/03/18	1,109,205
EUR	600,000	Standard Chartered PLC, EMTN	1.625	11/20/18	779,912
EUR	300,000	Standard Chartered PLC, EMTN	4.125	01/18/19	428,684
EUR	400,000	Standard Chartered PLC, EMTN	1.625	06/13/21	512,543
GBP	300,000	Standard Chartered PLC, EMTN	5.125	06/06/34	456,589
GBP	300,000	Standard Chartered PLC, EMTN	4.375	01/18/38	474,682
EUR	600,000	Tesco Corporate Treasury Services PLC, EMTN	1.375	07/01/19	729,102
GBP	600,000	Tesco PLC, EMTN	6.125	02/24/22	1,056,974
GBP	500,000	Thames Water Utilities Cayman Finance Ltd., Series 16	4.000	06/19/25	832,419
GBP	200,000	Thames Water Utilities Cayman Finance Ltd., EMTN	5.500	02/11/41	383,565
GBP	500,000	Thames Water Utilities Finance Ltd., EMTN	5.125	09/28/37	905,847
GBP	250,000	THFC Funding No. 3 PLC, EMTN	5.200	10/11/43	479,894
GBP	600,000	Transport for London, EMTN	3.875	07/23/42	1,015,427
EUR	300,000	Vodafone Group PLC, EMTN	4.650	01/20/22	460,435
GBP	300,000	Wellcome Trust Finance PLC	4.625	07/25/36	568,053

					59,254,466

		Total Corporate Bonds (Cost $258,249,292)			258,365,025

	Number of Shares
		Money Market Fund—0.2%
	444,058	Invesco Premier Portfolio—Institutional Class(c) (Cost $444,058)			444,058

		Total Investments (Cost $258,693,350)—98.3%			258,809,083
		Other assets less liabilities—1.7%			4,423,544

		Net Assets—100.0%			$263,232,627

Investment Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

DIP—Debt Issuance Program

DPNT—Deposit Note

EUR—Euro

EMTN—Euro Medium-Term Note

GBP—British Pound

GMTN—Global Medium-Term Note

JPY—Japanese Yen

MTN—Medium-Term Notes

NOK—Norwegian Krone

SEK—Swedish Krona

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount denominated in currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $1,549,539, which represented 0.59% of the Fund’s Net Assets.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Schedule of Investments

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.4%
	Aerospace/Defense—1.8%
$100,000	United Technologies Corp.	5.375%	12/15/17	$112,259

	Auto Manufacturers—1.6%
100,000	Toyota Motor Credit Corp., MTN (Japan)	3.200	06/17/15	101,776

	Banks—35.4%
100,000	Bank of America Corp.	6.000	09/01/17	111,596
150,000	Bank of America Corp.	6.875	11/15/18	175,412
100,000	Bank of America Corp., MTN	3.625	03/17/16	103,567
100,000	Bank of Montreal, MTN (Canada)	1.300	07/15/16	101,025
100,000	Bank of New York Mellon Corp. (The), MTN	2.100	08/01/18	101,328
100,000	Bank of Nova Scotia (The) (Canada)	1.850	01/12/15	100,298
100,000	BB&T Corp.	5.200	12/23/15	105,058
150,000	BNP Paribas SA, Series 0212, MTN (France)	3.250	03/11/15	151,501
100,000	Capital One Financial Corp.	2.450	04/24/19	100,400
100,000	Citigroup, Inc.	1.300	11/15/16	100,269
100,000	Citigroup, Inc.	8.500	05/22/19	125,594
150,000	Deutsche Bank AG/London, Series 3FXD (Germany)	1.400	02/13/17	150,021
100,000	Deutsche Bank Financial LLC, MTN (Germany)	5.375	03/02/15	101,469
100,000	Goldman Sachs Group, Inc. (The)	5.125	01/15/15	100,843
100,000	Goldman Sachs Group, Inc. (The)	2.900	07/19/18	102,347
100,000	JPMorgan Chase & Co.	6.300	04/23/19	116,119
100,000	Morgan Stanley	5.375	10/15/15	104,412
100,000	Royal Bank of Canada, MTN (Canada)	1.150	03/13/15	100,328
150,000	Wells Fargo & Co.	5.125	09/15/16	161,089

				2,212,676

	Beverages—3.6%
100,000	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	7.750	01/15/19	121,384
100,000	Coca-Cola Co. (The)	1.800	09/01/16	102,115

				223,499

	Chemicals—1.6%
100,000	E.I. du Pont de Nemours & Co.	3.250	01/15/15	100,557

	Computers—3.4%
100,000	Hewlett-Packard Co.	2.350	03/15/15	100,610
100,000	International Business Machines Corp.	5.700	09/14/17	112,430

				213,040

	Diversified Financial Services—8.5%
100,000	Air Lease Corp.	5.625	04/01/17	108,000
100,000	American Express Credit Corp., MTN	2.375	03/24/17	102,592
100,000	Ford Motor Credit Co. LLC	6.625	08/15/17	112,814
100,000	General Electric Capital Corp., MTN	2.950	05/09/16	103,430
100,000	Nomura Holdings, Inc. (Japan)	5.000	03/04/15	101,317

				528,153

	Electric—1.9%
100,000	Entergy Texas, Inc.	7.125	02/01/19	119,718

	Food—1.8%
100,000	Mondelez International, Inc.	6.125	02/01/18	113,415

	Insurance—3.8%
100,000	Aflac, Inc.	8.500	05/15/19	126,447
100,000	Chubb Corp. (The)	5.750	05/15/18	113,834

				240,281

	Machinery—Construction & Mining—1.6%
100,000	Caterpillar Financial Services Corp., Series G, MTN	2.050	08/01/16	102,328

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Media—3.6%
$100,000	Comcast Corp.	6.300%	11/15/17	$114,257
100,000	Viacom, Inc.	6.250	04/30/16	107,910

				222,167

	Mining—3.2%
100,000	Rio Tinto Finance USA Ltd. (United Kingdom)	1.875	11/02/15	101,443
100,000	Rio Tinto Finance USA PLC (United Kingdom)	1.375	06/17/16	100,792

				202,235

	Oil & Gas—6.6%
100,000	BP Capital Markets PLC (United Kingdom)	3.200	03/11/16	103,284
100,000	Occidental Petroleum Corp.	4.125	06/01/16	104,974
100,000	Total Capital SA (France)	2.125	08/10/18	101,675
100,000	Transocean, Inc.	5.050	12/15/16	104,998

				414,931

	Pharmaceuticals—6.7%
100,000	AbbVie, Inc.	1.750	11/06/17	100,355
100,000	McKesson Corp.	2.284	03/15/19	99,650
100,000	Merck Sharp & Dohme Corp.	4.000	06/30/15	102,387
100,000	Pfizer, Inc.	6.200	03/15/19	116,936

				419,328

	Pipelines—1.6%
100,000	Energy Transfer Partners LP	5.950	02/01/15	101,213

	Retail—3.2%
100,000	Costco Wholesale Corp.	1.125	12/15/17	99,412
100,000	CVS Health Corp.	1.200	12/05/16	100,225

				199,637

	Semiconductors—1.6%
100,000	Intel Corp.	1.950	10/01/16	102,208

	Telecommunications—6.9%
100,000	AT&T, Inc.	5.500	02/01/18	112,012
100,000	Orange SA (France)	5.375	07/08/19	113,061
100,000	Verizon Communications, Inc.	2.500	09/15/16	103,002
100,000	Verizon Communications, Inc.	2.000	11/01/16	101,815

				429,890

	Total Corporate Bonds (Cost $6,174,819)			6,159,311

Number of Shares
	Money Market Fund—0.6%
36,630	Invesco Premier Portfolio—Institutional Class(a) (Cost $36,630)			36,630

	Total Investments (Cost $6,211,449)—99.0%			6,195,941
	Other assets less liabilities—1.0%			60,541

	Net Assets—100.0%			$6,256,482

Investment Abbreviations:

MTN—Medium-Term Notes

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Schedule of Investments

PowerShares National AMT-Free Municipal Bond Portfolio (PZA)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—97.4%
	Ad Valorem Property Tax—9.7%
$1,500,000	Beaumont Texas Independent School District School Building Ser. 09 AGC	5.000%	02/15/38	$1,601,505
150,000	Beaver County Pennsylvania Notes Ser. 09 AGM(a)	5.550	11/15/17	172,278
2,850,000	Beaver County Pennsylvania Notes Ser. 09 AGM	5.550	11/15/31	3,179,118
3,000,000	California State Ser. 05 NATL RE	4.750	03/01/35	3,125,130
600,000	Centinela Valley California Union High School District (Election 2010) Ser. 12B AGM	5.000	08/01/50	654,042
20,000,000	City of Jasper Alabama Ser. 14 BAM	5.000	03/01/44	22,260,600
5,000,000	Corona-Norca California Unified School District (Election 2006) Ser. 09B AGC	5.375	02/01/34	5,684,550
500,000	Corona-Norco California Unified School District (Election 2006) Ser. 09C AGM	5.500	08/01/39	584,015
1,500,000	District of Columbia Ser. 08E BHAC	5.000	06/01/33	1,666,860
1,000,000	El Monte California Union High School District (Election of 2008) Ser. 09A AGC	5.500	06/01/34	1,133,930
2,000,000	Lackawanna County Pennsylvania Ser. 10B AGM	5.000	09/01/35	2,091,920
2,500,000	Los Angeles Unified School District (Election 2002) Ser. 07C AGM	5.000	07/01/32	2,735,425
500,000	Los Angeles Unified School District (Election 2004) Ser. 06G AMBAC(a)	5.000	07/01/16	539,080
2,500,000	Philadelphia Pennsylvania Ser. 09B AGC(a)	7.125	07/15/16	2,790,475
500,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/31	503,180
9,150,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A AGM	5.000	07/01/35	9,148,170
890,000	Reading Pennsylvania School District (State Aid Withholding) Ser. 08 AGM	5.000	03/01/35	985,880
2,000,000	Riverside Community College District (Election 2004) Ser. 07C NATL RE	5.000	08/01/32	2,198,040
2,500,000	San Jacinto Unified School District (Election 2006) Ser. 07 AGM	5.250	08/01/32	2,734,525
2,000,000	State Center California Community College District Election 2002 Ser. 07A AGM	5.000	08/01/31	2,178,760
2,500,000	Victor Valley California Union High School District (Election 2008) Ser. 09A AGC	5.000	08/01/34	2,723,525
2,535,000	Yosemite California Community College District (Election 2004) Ser. 08C AGM	5.000	08/01/32	2,859,454

				71,550,462

	Auto Parking Revenue—0.7%
2,000,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/35	2,177,860
2,500,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/39	2,706,300

				4,884,160

	College Revenue—3.7%
4,510,000	California State University Rev. Systemwide Ser. 08A AGM	5.000	11/01/39	5,020,487
3,000,000	District of Columbia Rev. (Catholic University of America) Ser. 07 NATL RE	5.000	10/01/29	3,228,780
4,245,000	Georgia State Higher Education Facilities Auth. Rev. (USG Real Estate III) Ser. 10A AGC	5.000	06/15/38	4,584,133
1,000,000	Lafayette Louisiana Public Trust Financing Auth. Rev. Ragin’ Cajun Facilities (Housing & Parking Project) Ser. 10 AGM	5.500	10/01/41	1,111,950
1,250,000	Massachusetts State Health & Educational Facilities Auth. Rev. (Massachusetts Institute of Technology) Ser. 09O(a)	6.000	07/01/18	1,484,137
250,000	New York State Dormitory Auth. Rev. Non-Special Treatment Supported Debt (Fordham University) Ser. 08B AGC	5.000	07/01/38	277,368
6,100,000	Ohio State University Ser.14A	5.000	12/01/39	7,111,258
4,335,000	University of California Rev. Ser. 07J AGM	4.500	05/15/35	4,451,958

				27,270,071

	Electric Power Revenue—3.6%
3,500,000	Grand River Oklahoma Dam Auth. Rev. Ser. 14A	5.000	06/01/39	4,021,010
1,150,000	Guam Power Auth. Rev. Ser. 10A AGM	5.000	10/01/37	1,264,321
9,835,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/30	11,327,658
900,000	Kentucky State Municipal Power Agency System Rev. (Prairie State Project) Ser. 07A NATL RE	5.000	09/01/37	978,093
500,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A BHAC	5.500	05/01/33	583,440
4,200,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 11A AGM	5.000	05/01/36	4,659,984
2,050,000	Municipal Energy Agency of Nebraska Ref. Ser. 09A BHAC	5.375	04/01/39	2,342,002
1,000,000	Redding California Electric System Rev. COP Ser. 08A AGM	5.000	06/01/30	1,109,400

				26,285,908

	Fuel Sales Tax Revenue—0.5%
3,250,000	Connecticut State Special Tax Obligation Rev. (Transportation Infrastructure) Ser. 14A	5.000	09/01/34	3,804,385

	General Fund—0.1%
500,000	California State Ref. Ser. 07 NATL RE	4.250	08/01/33	519,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Highway Tolls Revenue—10.2%
$7,500,000	Delaware River Port Auth. Pennsylvania & New Jersey Rev. Ser. 10D AGM	5.000%	01/01/40	$8,336,325
4,250,000	North Carolina Turnpike Auth. Triangle Expressway System Rev. Ser. 09A AGC	5.500	01/01/29	4,822,560
4,000,000	North Carolina Turnpike Auth. Triangle Expressway System Rev. Ser. 09A AGC	5.750	01/01/39	4,535,800
16,000,000	North Texas Tollway Auth. Rev. Ref. System (First Tier) Ser. 08K-1 AGC	5.750	01/01/38	18,348,800
15,000,000	Pennsylvania State Turnpike Commission Rev. Ser. 14B	5.250	12/01/39	16,934,700
8,000,000	Pennsylvania State Turnpike Commission Rev. Subordinate Ser. 08C AGC	6.250	06/01/38	9,184,400
3,000,000	Pennsylvania State Turnpike Commission Rev. Subordinate Ser. 11A	6.500	12/01/36	3,630,000
8,800,000	Pennsylvania State Turnpike Commission Rev. Subordinate Ser. 12B AGM	5.000	12/01/42	9,686,336

				75,478,921

	Health, Hospital, Nursing Home Revenue—13.1%
650,000	Birmingham Alabama Special Care Facilities Financing Auth. Health Care Facilities Rev. (Children’s Hospital) Ser. 09 AGC	6.000	06/01/34	760,363
2,500,000	Birmingham Alabama Special Care Facilities Financing Auth. Health Care Facilities Rev. (Children’s Hospital) Ser. 09 AGC	6.000	06/01/39	2,913,750
500,000	California Health Facilities Financing Auth. Rev. (Childrens Hospital Los Angeles) Ser. 10A AGM	5.250	07/01/38	561,945
750,000	California Statewide Communities Development Auth. Rev. (Adventist Remarketed 05/23/08) Ser. 07B AGC	5.000	03/01/37	800,423
1,000,000	California Statewide Communities Development Auth. Rev. (Catholic Healthcare West) Ser. 07K AGC	5.500	07/01/41	1,091,920
5,000,000	Christian County Kentucky Hospital Rev. (Hospital-Jennie Stuart Medical Center) Ser. 06 AGC	5.500	02/01/36	5,404,250
2,500,000	Cobb County Georgia Kennestone Hospital Auth. Rev. Certificates Sub- Ser. 05B AMBAC	5.500	04/01/37	2,830,950
10,085,000	Colorado Health Facilities Auth. Rev. (Catholic Health) Ser. 06C-1 AGM	5.100	10/01/41	10,718,842
300,000	Connecticut State Health & Educational Facility Auth. (Yale—New Haven Hospital) Ser. 06J-1 AMBAC(a)	5.000	07/01/16	323,448
1,570,000	District of Columbia Hospital Rev. (Children’s Hospital Obligation Group) Ser. 08 AGC	5.250	07/15/38	1,690,937
3,000,000	Gwinnett County Georgia Hospital Auth. RAC (Gwinnett Hospital System) Ser. 07D AGM	5.500	07/01/41	3,323,520
2,000,000	Halifax Hospital Medical Center (Florida Hospital) Rev. Ser. 06B-1 AGM	5.500	06/01/38	2,176,780
4,400,000	Hamilton County Ohio Health Care Facilities Rev. (Christ Hospital Project) Ser. 12 AGM	5.000	06/01/42	4,741,924
3,800,000	Harris County Health Facilities Development Corp. Thermal Utility Rev. (TECO Project) Ser. 08 AGC	5.125	11/15/37	4,246,804
1,000,000	Illinois Finance Auth. Rev. (Carle Foundation) Ser. 11A AGM	6.000	08/15/41	1,161,640
1,000,000	Illinois Finance Auth. Rev. (Southern Illinois Healthcare) Ser. 05 AGM	5.250	03/01/30	1,129,280
1,700,000	Indiana Health & Educational Facilities Finance Auth. Rev. (St. Francis) Ref. Ser. 06E AGM	5.250	05/15/41	1,837,054
2,500,000	Iowa Finance Auth. Health Facilities Rev. (Remarketed) Ser. 08A AGC	5.625	08/15/37	2,869,800
6,000,000	Jefferson Parish Louisiana Hospital District No. 1 Hospital Rev. Ref. (West Jefferson Medical Center) Ser. 11A AGM	6.000	01/01/39	6,915,000
1,960,000	Johnston North Carolina Memorial Hospital Auth. Ser. 08 AGM	5.250	10/01/36	2,167,642
485,000	Maryland State Health & Higher Educational Facilities Auth. Rev. Ser. 06A NATL RE(a)	4.750	07/01/16	520,386
6,595,000	Medford Oregon Hospital Facilities Auth. Rev. Ref. (Asanthe Health System) Ser. 10 AGM	5.500	08/15/28	7,664,511
2,000,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM	5.000	08/01/41	2,131,320
1,200,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM	5.000	08/01/45	1,278,144
10,000,000	New Jersey Health Care Facilities Financing Auth. Rev. (Virtua Health) Ser. 09 AGC	5.500	07/01/38	11,147,600
500,000	New Jersey Health Care Facilities Financing Auth. Rev. Ref. (Barnabas Health) Ser. 11A	5.625	07/01/37	568,395
1,000,000	Ohio State Higher Educational Facilities Community Rev. (Summa Health System 2010 Project) Ser. 10 AGM	5.250	11/15/35	1,126,250
2,500,000	Palm Beach County Florida Health Facilities Auth. Health Facilities Rev. (Bethesda Healthcare System, Inc. Project) Ser. 10A AGM	5.250	07/01/40	2,793,100
15,000	Roanoke Virginia Industrial Development Auth. Hospital Rev. (Carilion Health System-Remarketed) Ser. 05B AGM(a)	5.000	07/01/20	17,968
985,000	Roanoke Virginia Industrial Development Auth. Hospital Rev. Ref. (Carilion Health System-Remarketed) Ser. 05B AGM	5.000	07/01/38	1,071,916
1,000,000	South Carolina Jobs-Economic Development Auth. Hospital Rev. Ref. & Improvement (Anmed Health) Ser. 09B AGC	5.500	02/01/38	1,132,570
4,350,000	South Carolina Jobs-Economic Development Auth. Hospital Rev. Ref. (Palmetto Health) Ser. 11A AGM	6.500	08/01/39	5,099,679
1,000,000	South Fork Municipal Auth. Pennsylvania Hospital Rev. (Conemaugh Valley Memorial Hospital) Ser. 10B AGC(a)	5.375	07/01/20	1,215,820
450,000	University of California Regents Medical Center Pooled Rev. Ser. 07A NATL RE	4.750	05/15/31	462,389
2,050,000	Washington State Health Care Facilities Auth. Rev. (Multicare Health System Remarketed) Ser. 07B AGM	5.500	08/15/38	2,237,165
850,000	Washington State Health Care Facilities Auth. Rev. (Providence Health) Ser. 06E AGM	5.250	10/01/33	960,262

				97,093,747

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Income Tax Revenue—1.0%
$2,000,000	New York City Transitional Finance Auth. Rev. Future Tax Secured Sub-Ser.14A-1	5.000%	08/01/35	$2,316,640
4,500,000	New York State Dormitory Auth. Personal Income Tax Rev. Ser. 12B	5.000	03/15/42	5,007,735

				7,324,375

	Lease Revenue—3.1%
1,500,000	California State Public Works Board Lease Rev. Ser. 14B	5.000	10/01/39	1,698,525
500,000	Kern County California COP (Capital Improvements Projects) Ser. 09A AGC	5.750	08/01/35	576,155
7,000,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Real Property) Ser. 09B AGC	5.500	04/01/39	8,037,120
2,150,000	Miami-Dade County Florida School Board COP Ser. 08B AGC	5.000	05/01/33	2,359,517
500,000	Miami-Dade County Florida School Board COP Ser. 09A AGC	5.375	02/01/34	553,700
4,000,000	Richmond Joint Powers Financing Auth. Lease Rev. (Civic Center Project) Ser. 09 AGC	5.750	08/01/29	4,649,440
5,000,000	State Public School Building Auth. Pennsylvania School Rev. (Harrisburg School District Project) Ser. 09A AGC	4.750	11/15/29	5,308,650

				23,183,107

	Local Housing Revenue—0.2%
1,250,000	New Hope Cultural Education Facilities Finance Corp. Texas Student Housing Rev. (A&M University Project) Ser. 14A AGM	5.000	04/01/46	1,359,963

	Lottery Revenue—1.1%
7,500,000	Arizona State Lottery Rev. Ser. 10A AGM	5.000	07/01/29	8,252,250

	Miscellaneous Revenue—5.6%
3,500,000	California State Various Purpose—Green Bonds Ser.14	5.000	10/01/37	4,046,105
5,000,000	California State Various Purpose Ser.14	5.000	10/01/39	5,743,400
2,500,000	Dallas Texas Civic Center Rev. Ref. & Improvement Ser. 09 AGC	5.250	08/15/34	2,728,650
2,000,000	Greater Arizona Development Auth. Infrastructure Rev. Ser. 05B NATL RE	5.000	08/01/35	2,052,400
2,025,000	Indianapolis Indiana Local Public Improvement Bond Bank (Pilot Infrastructure Project) Ser. 10F AGM	5.000	01/01/35	2,269,397
535,000	Indianapolis Indiana Local Public Improvement Bond Bank (Pilot Infrastructure Project) Ser. 10F AGM	5.000	01/01/40	596,413
1,500,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub-Ser. 08A-1 AGC	6.000	12/01/42	1,621,275
1,000,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub-Ser. 08A-1 AGC	6.000	12/01/33	1,085,760
5,545,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub-Ser. 08A-1 AGC	6.000	12/01/38	6,014,661
500,000	New York City Industrial Development Agency Rev. Queens Baseball Stadium (Pilot) Ser. 09 AGC	6.500	01/01/46	582,855
1,000,000	Newark New Jersey Housing Auth. Housing Rev. (South Ward Police Facility) Ser. 09 AGC	6.750	12/01/38	1,185,040
11,535,000	Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11 AGM	5.500	09/01/46	13,146,209

				41,072,165

	Nuclear Revenue—0.3%
2,000,000	South Carolina State Public Service Auth. Rev. Ref. Obligations Ser. 14C	5.000	12/01/39	2,243,200

	Port, Airport & Marina Revenue—4.1%
3,000,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.250	07/01/30	3,355,530
1,500,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.500	07/01/40	1,654,950
400,000	Chicago Illinois O’Hare International Airport Rev. (Ref-Third Indenture) Ser. 05A NATL RE	5.000	01/01/29	418,960
1,000,000	City of Cleveland Ohio Airport System Rev. Ref. Ser. 12A AGM	5.000	01/01/31	1,109,350
1,500,000	Manchester New Hampshire General Airport Rev. Ref. Remarketed Ser. 09A AGM	5.125	01/01/30	1,617,195
7,000,000	Miami-Dade County Florida Aviation Rev. Ser. 10B AGM	5.000	10/01/35	7,763,280
600,000	Philadelphia Pennsylvania Airport Rev. Ser. 10A AGM	5.000	06/15/35	649,206
6,000,000	Port Auth. of New York & New Jersey (Consolidated-One Hundred Eighty-Fourth Ref.) Ser. 14	5.000	09/01/39	6,929,400
2,500,000	Port of Seattle Rev. (Intermediate Lien) Ref. Ser. 05A NATL RE	5.000	03/01/35	2,528,850
2,000,000	San Francisco California City & County Airports Commission (San Francisco International Airport) Ser. 14B	5.000	05/01/44	2,257,080
2,000,000	San Jose California Airport Rev. Ser. 07B AMBAC	5.000	03/01/37	2,081,840

				30,365,641

	Recreational Revenue—0.5%
3,000,000	New York City Industrial Development Agency Rev. Yankee Stadium (Pilot) Ser. 09 AGC	7.000	03/01/49	3,655,650

	Sales Tax Revenue—6.4%
5,240,000	Bi-State Development Agency of Missouri-Illinois Metropolitan District Mass Transit Sales Tax (MetroLink Cross County Extension) Ser. 09 AGC	5.000	10/01/35	5,679,479

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Sales Tax Revenue (continued)
$1,500,000	Central Puget Sound Regional Transportation Auth. Sales & Use Tax Rev. Ser. 07A AGM	5.000%	11/01/34	$1,648,635
400,000	Dallas Area Rapid Transit (Senior Lien) Ser. 07 AMBAC	5.000	12/01/32	430,720
1,815,000	Illinois Regional Transportation Auth. Ser. 00 NATL RE	6.500	07/01/30	2,552,507
300,000	Illinois Regional Transportation Auth. Ser. 06A NATL RE	4.500	07/01/35	305,316
3,000,000	Pittsburgh & Allegheny County Pennsylvania Sports & Exhibition Auth. Sales Ref. (Regional Asset District) Ser. 10 AGM	5.000	02/01/31	3,285,540
2,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (First Subordinate Ser.) 10A AGM	5.000	08/01/40	2,408,675
26,500,000	Sales Tax Asset Receivables Corp. Ref. (Fiscal 2015) Ser. 14A	4.000	10/15/32	28,968,740
1,000,000	San Francisco California Bay Area Rapid Transit District Sales Tax Rev. Ref. Ser. 05A NATL RE	5.000	07/01/30	1,030,290
1,000,000	Santa Clara Valley California Transportation Auth. Sales Tax Rev. (Ref- Measure A) Ser. 07A AMBAC	5.000	04/01/36	1,088,310

				47,398,212

	Sewer Revenue—7.0%
24,375,000	Chicago Illinois Wastewater Transmission Rev. (Second Lien) Ser. 12 AGM	5.000	01/01/37	26,681,850
2,500,000	Chicago Illinois Wastewater Transmission Rev. Ser. 08A BHAC	5.500	01/01/38	2,769,975
2,000,000	Detroit Michigan Sewage Disposal Rev. (Second Lien-Remarketed) Ser. 06A BHAC	5.500	07/01/36	2,171,940
5,000,000	Detroit Michigan Water & Sewerage Department Sewerage Disposal System Rev. Ref. (Senior Lien-Remarketed) Ser. 12A AGM	5.000	07/01/39	5,332,150
500,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/37	557,190
5,000,000	Jefferson County Alabama Sewer Rev. (Senior Lien) Ser. 13A AGM	5.500	10/01/53	5,526,400
3,000,000	King County Washington Sewer Rev. Ser. 07 AGM	5.000	01/01/42	3,262,740
35,000	Los Angeles California Wastewater System Rev. Ser. 05A NATL RE(a)	4.750	06/01/15	35,942
385,000	Los Angeles California Wastewater System Rev. Ser. 05A NATL RE(a)	4.750	06/01/15	395,364
80,000	Los Angeles California Wastewater System Rev. Ser. 05A NATL RE	4.750	06/01/35	81,633
3,905,000	Sacramento County California Sanitation District Financing Auth. Rev. Ser.06 NATL RE(a)	5.000	06/01/16	4,194,009
1,095,000	Sacramento County California Sanitation District Financing Auth. Rev. Ser.06 NATL RE	5.000	12/01/36	1,161,730

				52,170,923

	Special Assessment—0.6%
4,000,000	Sacramento California Area Flood Control Agency Consolidated Capital Assessment District Ser. 08 BHAC	5.625	10/01/37	4,512,160

	Student Loan Revenue—0.4%
2,645,000	Maine Educational Loan Auth. Student Loan Rev. Ser. 09A-3 Class A AGC	5.875	12/01/39	2,940,156

	Tax Increment Revenue—4.1%
17,000,000	Inland Valley California Development Successor Agency Tax Allocation Ref. Ser.14A AGM	5.000	09/01/44	18,850,280
1,000,000	Park Creek Metropolitan District Colorado Rev. (Senior Limited Property Tax) Ser. 11A AGM	6.125	12/01/41	1,135,930
3,930,000	Westminster California Redevelopment Agency Tax Allocation Rev. Subordinate (Commercial Redevelopment Project No. 1) Ser. 09 AGC	6.250	11/01/39	4,606,864
5,000,000	Westminster California Redevelopment Agency Tax Allocation Rev. Subordinate (Commercial Redevelopment Project No. 1) Ser. 09 AGC	5.750	11/01/45	5,578,700

				30,171,774

	Transit Revenue—5.3%
6,500,000	Metropolitan Transportation Auth. New York Rev. Ser. 12E AGM	5.000	11/15/42	7,257,575
13,190,000	Metropolitan Transportation Auth. New York Rev. Ser.13A-1	5.000	11/15/40	14,613,597
400,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 07A AMBAC	5.000	12/15/32	429,396
15,000,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 08A AGC	5.500	12/15/38	17,215,800

				39,516,368

	Water Revenue—16.1%
9,500,000	Atlanta Georgia Water & Wastewater Rev. Ser. 09-B AGM	5.250	11/01/34	10,826,865
1,000,000	Birmingham Alabama Waterworks & Sewer Board Rev. Ser. 09A AGC	5.250	01/01/39	1,124,800
2,160,000	Bucks County Pennsylvania Water & Sewer Auth. System Rev. Ser. 11 AGM	5.000	12/01/41	2,403,886
2,250,000	Chicago Illinois Waterworks Rev. Ref. (Second Lien) Ser. 08 AGM	5.250	11/01/33	2,484,270
200,000	City of Cape Coral Florida Water & Sewer Rev. Ref. Ser. 11 AGM	5.000	10/01/41	217,834
1,500,000	Detroit Water Supply System Rev. (Second Lien) Ref. Ser. 06C AGM	5.000	07/01/29	1,556,670
700,000	East Bay California Municipal Utility District Water System Rev. Sub-Ser. 05A NATL RE(a)	5.000	06/01/15	719,866

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Water Revenue (continued)
$300,000	East Bay California Municipal Utility District Water System Rev. Sub-Ser. 05A NATL RE	5.000%	06/01/35	$307,569
3,000,000	El Dorado California Irrigation District Rev. Ref. Ser. 14A AGM	5.000	03/01/34	3,431,310
3,500,000	El Dorado California Irrigation District Rev. Ref. Ser. 14A AGM	5.250	03/01/39	4,097,940
1,500,000	Florida Municipal Loan Council Ser. 11D AGM	5.500	10/01/41	1,684,305
3,570,000	Houston Texas Utility System Rev. Ref. (Combined-First Lien) Ser. 09A AGC	6.000	11/15/35	4,265,079
6,535,000	Indianapolis Indiana Local Public Improvement (Waterworks Project) Ser. 09A AGC	5.500	01/01/38	7,370,826
8,000,000	Los Angeles California Department of Water & Power Rev. Ser. 12B	5.000	07/01/43	8,992,080
1,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGC	5.000	10/01/27	1,151,820
20,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGC	5.000	10/01/29	22,961,800
1,500,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGC	4.625	10/01/30	1,620,645
9,640,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Fiscal) Ser. 12BB	5.000	06/15/47	10,737,128
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Resolution) Ser. 08DD	6.000	06/15/40	1,155,850
11,180,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. Ser. 14CC-1	5.000	06/15/47	12,602,879
5,000,000	North Fort Bend Texas Water Auth. (Water System) Rev. Ser. 09 AGC	5.250	12/15/34	5,539,050
2,500,000	North Fort Bend Texas Water Auth. (Water System) Rev. Ser. 11 AGM	5.000	12/15/36	2,743,575
2,000,000	North Sumter County Florida Utility Dependent District Utility Rev. Ser. 10 AGM	5.375	10/01/40	2,168,200
875,000	Philadelphia Pennsylvania Water & Wastewater Rev. Ser. 10C AGM	5.000	08/01/40	969,535
3,000,000	Port St. Lucie Florida Utility Rev. Ref. System Ser. 09 AGC	5.000	09/01/35	3,338,430
4,050,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A AGC	5.125	07/01/47	3,976,614
1,000,000	San Jacinto Texas River Auth. Special Project Rev. (GRP Project) Ser. 11 AGM	5.000	10/01/37	1,067,880

				119,516,706

	Total Investments (Cost $669,368,542)(b)—97.4%			720,570,264
	Other assets less liabilities—2.6%			19,415,896

	Net Assets—100.0%			$739,986,160

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

BAM—Build America Mutual

BHAC—Berkshire Hathaway Assurance Corp.

COP—Certificate of Participation

NATL RE—National Public Finance Guarantee Corp.

RAC—Revenue Anticipation Certificates

Ref.—Refunding Bonds

Rev.—Revenue

Ser.—Series

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2014. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	40.2%
Assured Guaranty Corp.	29.9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Schedule of Investments

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—96.3%
	Ad Valorem Property Tax—6.0%
$1,750,000	New York State Ref. (Fiscal 2015) Ser. 14A	5.000%	08/01/32	$2,056,023
790,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/31	795,024

				2,851,047

	College Revenue—11.5%
1,500,000	New York State Dormitory Auth. Rev. (New York University) Ser. 01 AMBAC	5.500	07/01/40	1,998,810
2,500,000	New York State Dormitory Auth. Rev. (The New School) Ser. 10 AGM	5.500	07/01/43	2,887,500
500,000	New York State Dormitory Auth. Rev. Non-Special Treatment Supported Debt (Fordham University) Ser. 08B AGC	5.000	07/01/38	554,735

				5,441,045

	Electric Power Revenue—18.8%
1,000,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/30	1,151,770
6,500,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A BHAC	5.500	05/01/33	7,584,720
185,000	New York State Power Auth. Rev. Ser. 07A NATL RE	4.500	11/15/47	190,907

				8,927,397

	Highway Tolls Revenue—3.6%
1,000,000	New York State Thruway Auth. General Rev. Ser. 05G AGM	5.000	01/01/32	1,029,980
600,000	New York State Thruway Auth. General Rev. Ser. 07H NATL RE	5.000	01/01/37	658,536

				1,688,516

	Hospital Revenue—3.6%
555,000	New York State Dormitory Auth. Rev. Special Treatment Supported Debt (Mental Health Services Facilities Improvement) Ser. 05B AMBAC(a)	5.000	02/15/15	562,798
45,000	New York State Dormitory Auth. Rev. Special Treatment Supported Debt (Mental Health Services Facilities Improvement) Ser. 05B AMBAC	5.000	02/15/30	45,516
1,000,000	New York State Dormitory Auth. Rev. Special Treatment Supported Debt (Mental Health Services Facilities Improvement) Ser. 08A AGM	5.000	02/15/38	1,112,230

				1,720,544

	Income Tax Revenue—3.9%
1,200,000	New York State Dormitory Auth. Personal Income Tax Rev. Ser. 12B	5.000	03/15/42	1,335,396
500,000	New York State Urban Development Corp. Rev. (State Personal Income Tax) Ser. 07C NATL RE	4.500	03/15/37	523,785

				1,859,181

	Industrial Revenue—3.1%
1,275,000	New York State Liberty Development Corp. Liberty Rev. Ref. (7 World Trade Center) Ser.12	5.000	09/15/29	1,494,440

	Miscellaneous Revenue—9.7%
2,500,000	New York City Industrial Development Agency Rev. Queens Baseball Stadium (Pilot) Ser. 09 AGC	6.500	01/01/46	2,914,275
1,000,000	New York City Transitional Finance Auth. Building Aid Rev. (Fiscal 2007) Ser. 06S-1 NATL RE	5.000	07/15/36	1,076,310
600,000	New York City Transitional Finance Auth. Building Aid Rev. Ser. 07S-2 NATL RE	4.250	01/15/34	613,740

				4,604,325

	Port, Airport & Marina Revenue—4.6%
1,000,000	Port Auth. of New York & New Jersey (Consolidated-One Hundred Forty-Eighth) Ser. 07 AGM	5.000	08/15/33	1,100,540
1,000,000	Port Auth. of New York & New Jersey (Consolidated-One Hundred Forty-Eighth) Ser. 07 AGM	5.000	08/15/37	1,099,390

				2,199,930

	Recreational Revenue—5.1%
2,000,000	New York City Industrial Development Agency Rev. Yankee Stadium (Pilot) Ser. 09 AGC	7.000	03/01/49	2,437,100

	Sales Tax Revenue—11.7%
1,000,000	New York State Dormitory Auth. Sales Tax Rev. (Supported Debt) Ser. 14A	5.000	03/15/34	1,183,390
790,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (First Subordinate Ser.) 10A AGM	5.000	08/01/40	761,141
1,435,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (First Subordinate Ser.) 10C AGM	5.125	08/01/42	1,406,774
2,000,000	Sales Tax Asset Receivables Corp. Ref. (Fiscal 2015) Ser. 14A	4.000	10/15/32	2,186,320

				5,537,625

	Sewer Revenue—4.6%
2,000,000	New York City Municipal Finance Auth. Water & Sewer System Rev. Ser. 07AA NATL RE	4.750	06/15/33	2,162,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Transit Revenue—4.9%
$600,000	Metropolitan Transportation Auth. Rev. Ser. 07A NATL RE	4.750%	11/15/37	$622,925
1,500,000	Metropolitan Transportation Auth. Rev. Ser. 11A AGM	5.000	11/15/36	1,681,485

				2,304,410

	Water Revenue—5.2%
2,500,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A AGC	5.125	07/01/47	2,454,700

	Total Investments (Cost $42,984,334)(b)—96.3%			45,682,780
	Other assets less liabilities—3.7%			1,767,054

	Net Assets—100.0%			$47,449,834

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

BHAC—Berkshire Hathaway Assurance Corp.

NATL RE—National Public Finance Guarantee Corp.

Ref.—Refunding Bonds

Rev.—Revenue

Ser.—Series

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2014. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	28.5%
Assured Guaranty Corp.	18.3
Berkshire Hathaway Assurance Corp.	16.6
National Public Finance Guarantee Corp.	12.8
American Municipal Bond Assurance Corp.	5.7

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Schedule of Investments(a)

PowerShares Preferred Portfolio (PGX)

October 31, 2014

Number of Shares		Value
	Preferred Stocks and Other Equity Interests—99.8%
	Banks—45.9%
478,938	BAC Capital Trust VIII, 6.00%(b)	$12,256,023
344,676	Bank of America Corp., 6.20%, Series D(b)	8,661,708
1,153,497	Bank of America Corp., 6.38%, Series 3(b)	29,102,729
545,346	Bank of America Corp., 6.63%, Series I(b)	14,080,834
640,908	Bank of America Corp., 6.63%, Series W(b)	16,208,563
30,481	Bank of America Corp., 7.25%, Series L	34,846,184
3,345,378	Barclays Bank PLC, 8.13%, Series 5 (United Kingdom)	86,344,206
1,453,327	BB&T Corp., 5.63%, Series E(b)	35,373,979
191,626	BB&T Corp., 5.85%	4,823,226
1,757,554	Citigroup Capital XIII, 7.88%	46,786,087
1,282,573	Citigroup, Inc., 6.88%, Series K	34,321,653
435,806	Citigroup, Inc., 6.88%, Series L(b)	11,117,411
105,429	City National Corp., 5.50%, Series C(b)	2,375,315
49,994	City National Corp., 6.75%, Series D	1,393,333
85,084	Commerce Bancshares, Inc., 6.00%, Series B(b)	2,129,653
1,283,372	Countrywide Capital V, 7.00%	32,828,656
94,908	Cullen/Frost Bankers, Inc., 5.38%	2,259,759
292,285	Fifth Third Bancorp, 6.63%, Series I	7,929,692
56,247	First Horizon National Corp., 6.20%, Series A	1,358,365
217,053	First Niagara Financial Group, Inc., 8.63%, Series B	6,055,779
125,154	First Republic Bank, 5.50%	2,852,260
113,354	First Republic Bank, 6.20%, Series B	2,864,456
186,223	First Republic Bank, 6.70%, Series A	4,877,180
100,627	First Republic Bank, 7.00%	2,714,916
47,575	FirstMerit Corp., 5.88%, Series A	1,138,946
2,470,522	HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom)	66,209,990
2,260,929	HSBC Holdings PLC, 8.13% (United Kingdom)	59,417,214
9,864	ING Groep NV, 6.20% (Netherlands)	247,882
207,783	ING Groep NV, 6.38% (Netherlands)	5,258,988
1,637,367	ING Groep NV, 7.38% (Netherlands)	41,752,859
721,612	JPMorgan Chase & Co., 5.45%, Series P(b)	16,560,995
538,042	JPMorgan Chase & Co., 5.50%, Series O(b)	12,423,390
394,242	JPMorgan Chase & Co., 6.30%, Series W(b)	9,840,280
492,285	JPMorgan Chase & Co., 6.70%, Series T	12,666,493
1,085,798	JPMorgan Chase Capital XXIX, 6.70%	27,926,725
560,628	Lloyds Banking Group PLC, 7.75% (United Kingdom)	14,710,879
1,141,514	PNC Financial Services Group, Inc. (The), 6.13%, Series P	31,094,841
435,966	RBS Capital Funding Trust VII, 6.08%, Series G (Netherlands)	10,546,018
330,985	Regions Financial Corp., 6.38%, Series A	8,314,343
308,700	Regions Financial Corp., 6.38%, Series B	7,902,720
968,076	Royal Bank of Scotland Group PLC, 5.75%, Series L (United Kingdom)	22,720,744
858,392	Royal Bank of Scotland Group PLC, 6.35%, Series N (United Kingdom)(b)	21,125,027
469,251	Royal Bank of Scotland Group PLC, 6.40%, Series M (United Kingdom)(b)	11,534,190

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Banks (continued)
850,401	Royal Bank of Scotland Group PLC, 6.60%, Series S (United Kingdom)	$21,106,953
861,262	Royal Bank of Scotland Group PLC, 6.75%, Series Q (United Kingdom)	21,652,127
884,096	Royal Bank of Scotland Group PLC, 7.25%, Series T (United Kingdom)	22,411,834
75,672	Santander Finance Preferred SAU, 6.50% (Spain)	1,955,364
292,040	SunTrust Banks, Inc., 5.88%, Series E	6,991,438
67,817	TCF Financial Corp., 6.45%, Series B(b)	1,693,391
87,575	TCF Financial Corp., 7.50%	2,343,507
160,473	Texas Capital Bancshares, Inc., 6.50%, Series A	3,990,964
1,242,572	U.S. Bancorp, 6.00%, Series G	33,623,998
354,914	U.S. Bancorp, 6.50%, Series F	10,402,529
71,445	Webster Financial Corp., 6.40%, Series E	1,767,549
330,270	Wells Fargo & Co., 5.13%, Series O	7,616,026
326,804	Wells Fargo & Co., 5.20%(b)	7,591,657
906,275	Wells Fargo & Co., 5.85%	23,526,899
420,238	Wells Fargo & Co., 6.00%, Series T	10,497,545
182,631	Wells Fargo & Co., 6.63%	5,126,452
2,170,588	Wells Fargo & Co., 8.00%, Series J	63,750,170
204,517	Zions Bancorp, 5.75%, Series H	4,883,866
96,590	Zions Bancorp, 7.90%, Series F(b)	2,685,202

		1,038,571,962

	Capital Markets—17.0%
213,463	Affiliated Managers Group, Inc., 6.38%(b)	5,562,846
193,994	Apollo Investment Corp., 6.88%	4,855,670
449,726	Ares Capital Corp., 7.00%	11,436,532
371,775	Bank of New York Mellon Corp. (The), 5.20%	8,863,116
60,969	BGC Partners, Inc., 8.13%	1,666,892
310,482	Charles Schwab Corp. (The), 6.00%, Series B	7,932,815
913,717	Deutsche Bank Capital Funding Trust IX, 6.63% (Germany)	23,254,098
493,349	Deutsche Bank Contingent Capital Trust III, 7.60% (Germany)	13,522,696
2,051,183	Deutsche Bank Contingent Capital Trust V, 8.05% (Germany)(b)	57,781,825
764,767	Goldman Sachs Group, Inc. (The), 5.50%, Series J	18,300,874
556,550	Goldman Sachs Group, Inc. (The), 5.95%(b)	13,385,028
653,994	Goldman Sachs Group, Inc. (The), 6.13%	16,912,285
411,141	Goldman Sachs Group, Inc. (The), 6.20%, Series B(b)	10,257,968
482,544	Goldman Sachs Group, Inc. (The), 6.38%, Series K	12,256,618
340,475	Goldman Sachs Group, Inc. (The), 6.50%	9,158,777
271,933	KKR Financial Holdings LLC, 7.38%, Series A(b)	7,070,258
214,302	KKR Financial Holdings LLC, 8.38%	6,054,032
797,990	Morgan Stanley, 6.38%, Series I(c)	20,117,328
276,840	Morgan Stanley, 6.63%, Series G	7,053,883
552,738	Morgan Stanley, 6.88%	14,658,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

PowerShares Preferred Portfolio (PGX) (continued)

October 31, 2014

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Capital Markets (continued)
774,808	Morgan Stanley, 7.13%, Series E(b)	$21,121,266
2,173,996	Morgan Stanley Capital Trust VII, 6.60%	55,371,678
241,950	Northern Trust Corp., 5.85%, Series C(b)	5,990,682
221,015	Raymond James Financial, Inc., 6.90%(b)	5,967,405
63,964	Solar Capital Ltd., 6.75%	1,541,532
328,909	State Street Corp., 5.25%, Series C(b)	8,028,669
444,936	State Street Corp., 5.90%, Series D	11,612,830
194,904	Stifel Financial Corp., 6.70%(b)	4,942,765

		384,678,980

	Chemicals—0.1%
29,112	E.I. du Pont de Nemours & Co., 4.50%, Series B(b)	2,929,249

	Closed-end Funds—0.0%
25,814	GAMCO Global Gold Natural Resources & Income Trust, 5.00%	552,936

	Commercial Services & Supplies—0.7%
256,500	NuStar Logistics LP, 7.63%	6,833,160
58,206	Pitney Bowes, Inc., 5.25%(b)	1,535,474
276,609	Pitney Bowes, Inc., 6.70%	7,355,034

		15,723,668

	Consumer Finance—4.4%
429,650	Ally Financial, Inc., 8.50%, Series A	11,377,132
574,065	Capital One Financial Corp., 6.00%, Series B(b)	13,857,929
294,520	Capital One Financial Corp., 6.25%, Series C	7,168,617
100,288	Capital One Financial Corp., 6.70%, Series D(c)	2,521,241
362,506	Discover Financial Services, 6.50%, Series B	9,305,529
1,834,862	GMAC Capital Trust I, 8.13%, Series 2	49,045,861
243,368	Navient Corp., 6.00%(c)	5,239,713

		98,516,022

	Diversified Financial Services—1.6%
574,664	General Electric Capital Corp., 4.70%(b)	13,740,216
871,258	General Electric Capital Corp., 4.88%	21,583,612

		35,323,828

	Diversified Telecommunication—2.7%
663,490	Qwest Corp., 6.13%	15,618,555
272,464	Qwest Corp., 6.88%(c)	6,966,904
504,900	Qwest Corp., 7.00%(b)	12,969,108
400,936	Qwest Corp., 7.38%	10,576,692
285,155	Qwest Corp., 7.50%	7,613,638
321,632	Verizon Communications, Inc., 5.90%	8,330,269

		62,075,166

	Electric Utilities—4.3%
160,596	Alabama Power Co., 6.45%	4,276,671
150,191	BGE Capital Trust II, 6.20%	3,837,380
324,339	Duke Energy Corp., 5.13%(b)	7,871,708
31,016	Entergy Arkansas, Inc., 4.90%	736,320
204,969	Entergy Arkansas, Inc., 5.75%(b)	5,214,411
165,772	Entergy Louisiana LLC, 5.25%	4,144,300

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Electric Utilities (continued)
155,982	Entergy Mississippi, Inc., 6.00%	$3,993,139
298,883	Entergy Texas, Inc., 5.63%	7,654,394
130,204	Interstate Power & Light Co., 5.10%, Series D	3,268,120
502,451	NextEra Energy Capital Holdings, Inc., 5.00%	11,199,633
387,553	NextEra Energy Capital Holdings, Inc., 5.13%, Series I	8,785,826
187,031	NextEra Energy Capital Holdings, Inc., 5.63%, Series H(b)	4,670,164
230,719	NextEra Energy Capital Holdings, Inc., 5.70%, Series G	5,811,812
315,645	PPL Capital Funding, Inc., 5.90%, Series B(b)	7,685,956
614,043	SCE Trust I, 5.63%(b)	15,019,492
112,485	SCE Trust III, 5.75%	3,041,594

		97,210,920

	Insurance—12.0%
974,708	Aegon NV, 6.38% (Netherlands)	24,884,295
418,655	Aegon NV, 8.00% (Netherlands)	11,919,108
335,818	Aflac, Inc., 5.50%	8,328,286
311,220	Allstate Corp. (The), 5.10%	7,649,788
207,791	Allstate Corp. (The), 5.63%(b)	5,194,775
115,605	Allstate Corp. (The), 6.25%, Series F(b)	3,033,475
550,853	Allstate Corp. (The), 6.63%, Series E	14,509,468
238,419	Allstate Corp. (The), 6.75%, Series C	6,434,929
191,635	American Financial Group, Inc., 6.25%	4,746,799
213,440	American Financial Group, Inc., 6.38%(b)	5,600,666
214,129	Arch Capital Group Ltd., 6.75%, Series C	5,725,809
82,679	Argo Group US, Inc., 6.50%	2,039,691
153,146	Aspen Insurance Holdings Ltd., 5.95%	3,961,887
198,645	Aspen Insurance Holdings Ltd., 7.25%	5,258,133
264,506	Assured Guaranty Municipal Holdings, Inc., 6.25%(b)	6,665,551
263,162	Aviva PLC, 8.25% (United Kingdom)	7,373,799
133,096	Axis Capital Holdings Ltd., 5.50%, Series D	3,087,827
284,069	Axis Capital Holdings Ltd., 6.88%, Series C	7,570,439
104,925	Endurance Specialty Holdings Ltd., 7.50%, Series B	2,798,350
163,186	Endurance Specialty Holdings Ltd., 7.75%, Series A	4,339,116
106,037	Hanover Insurance Group, Inc. (The), 6.35%	2,604,269
377,596	Hartford Financial Services Group, Inc. (The), 7.88%	11,433,607
98,104	Kemper Corp., 7.38%	2,560,514
234,740	Maiden Holdings Ltd., 8.25%, Series A	6,011,691
109,976	Maiden Holdings North America Ltd., 7.75%	2,852,777
929,452	MetLife, Inc., 6.50%, Series B(b)	24,119,279
90,086	Montpelier Re Holdings Ltd., 8.88%, Series A (Bermuda)	2,486,374
271,798	PartnerRe Ltd., 5.88%, Series F	6,781,360
235,760	PartnerRe Ltd., 7.25%, Series E	6,455,109
184,268	Principal Financial Group, Inc., 6.52%, Series B	4,717,261
358,439	Protective Life Corp., 6.25%(b)	9,301,492
467,410	Prudential Financial, Inc., 5.70%	11,685,250
346,086	Prudential Financial, Inc., 5.75%(b)	8,686,759

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

PowerShares Preferred Portfolio (PGX) (continued)

October 31, 2014

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Insurance (continued)
340,427	Prudential PLC, 6.50% (United Kingdom)	$8,830,676
251,960	Reinsurance Group of America, Inc., 6.20%	7,037,243
256,176	RenaissanceRe Holdings Ltd., 5.38%, Series E	5,889,486
121,341	Selective Insurance Group, Inc., 5.88%	3,000,763
63,975	Torchmark Corp., 5.88%(b)	1,604,493
229,397	WR Berkley Corp., 5.63%	5,530,762

		272,711,356

	Machinery—0.5%
475,592	Stanley Black & Decker, Inc., 5.75%	12,018,210

	Media—0.2%
181,182	Comcast Corp., 5.00%(b)	4,607,458

	Multi-Utilities—0.9%
318,707	DTE Energy Co., 6.50%(b)	8,557,283
262,080	Integrys Energy Group, Inc., 6.00%	6,845,530
75,327	Pacific Gas & Electric Co., 6.00%, Series A(b)	2,116,689
109,218	SCANA Corp., 7.70%	2,774,137

		20,293,639

	Real Estate Investment Trusts—8.5%
71,411	Alexandria Real Estate Equities, Inc., 6.45%, Series E	1,820,981
130,112	Boston Properties, Inc., 5.25%	3,142,205
228,630	DDR Corp., 6.50%, Series J(b)	5,871,218
192,215	Digital Realty Trust, Inc., 5.88%, Series G	4,401,724
275,272	Digital Realty Trust, Inc., 6.63%, Series F	6,945,113
229,961	Digital Realty Trust, Inc., 7.38%, Series H	6,142,258
78,196	EPR Properties, 6.63%, Series F	1,954,900
263,928	Equity Commonwealth, 5.75%	5,948,937
145,083	Glimcher Realty Trust, 6.88%	3,648,837
183,018	Health Care REIT, Inc., 6.50%, Series J	4,760,298
182,957	Hospitality Properties Trust, 7.13%, Series D	4,824,576
58,626	Kilroy Realty Corp., 6.38%, Series H(b)	1,479,720
52,619	Kilroy Realty Corp., 6.88%, Series G	1,363,358
611,774	Kimco Realty Corp., 6.00%, Series I(b)	15,581,884
206,811	National Retail Properties, Inc., 5.70%, Series E	5,025,507
168,342	National Retail Properties, Inc., 6.63%, Series D	4,371,842
123,720	PS Business Parks, Inc., 5.70%	2,918,555
262,664	PS Business Parks, Inc., 6.00%, Series T(b)	6,579,733
182,962	PS Business Parks, Inc., 6.45%, Series S	4,751,523
159,434	Public Storage, 5.20%, Series W(b)	3,663,793
134,836	Public Storage, 6.00%, Series Z	3,399,216
321,453	Public Storage, 6.35%, Series R(b)	8,332,062
183,606	Public Storage, 6.38%, Series Y	4,746,215
1,505,810	Public Storage, 6.50%, Series Q	39,527,513
200,829	Realty Income Corp., 6.63%, Series F	5,416,358
152,539	Regency Centers Corp., 6.63%, Series 6	3,927,879
235,642	Senior Housing Properties Trust, 5.63%	5,544,656
154,692	SL Green Realty Corp., 6.50%, Series I	3,944,646
169,845	Ventas Realty LP/Ventas Capital Corp., 5.45%(b)	4,183,282
74,936	Vornado Realty Trust, 5.40%, Series L	1,779,730

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Real Estate Investment Trusts (continued)
248,123	Vornado Realty Trust, 5.70%, Series K	$6,101,345
346,380	Vornado Realty Trust, 6.63%, Series I	8,953,923
59,734	Vornado Realty Trust, 6.88%, Series J	1,612,818

		192,666,605

	Thrifts & Mortgage Finance—0.1%
87,651	Astoria Financial Corp., 6.50%, Series C	2,167,609

	Wireless Telecommunication Services - 0.9%
190,290	Telephone & Data Systems, Inc., 5.88%	4,410,922
357,019	Telephone & Data Systems, Inc., 6.63%(b)	8,968,317
230,284	United States Cellular Corp., 6.95%	5,888,362

		19,267,601

	Total Preferred Stocks and Other Equity Interests (Cost $2,217,170,793)	2,259,315,209

	Money Market Fund—0.0%
855,102	Invesco Premier Portfolio—Institutional Class(d) (Cost $855,102)	855,102

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $2,218,025,895)—99.8%	2,260,170,311

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.8%
85,715,825	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $85,715,825)	85,715,825

	Total Investments (Cost $2,303,741,720)—103.6%	2,345,886,136
	Other assets less liabilities—(3.6)%	(81,127,748)

	Net Assets—100.0%	$2,264,758,388

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

PowerShares Preferred Portfolio (PGX) (continued)

October 31, 2014

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2014.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of October 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$83,547,757	$(83,547,757)	$—
*	Amount does not include excess collateral received, if any.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	16.0%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Schedule of Investments

PowerShares Variable Rate Preferred Portfolio (VRP)

October 31, 2014

Number of Shares		Value
	Preferred Stocks(a)—58.6%
	Agriculture—1.6%
30,104	CHS, Inc., 6.75%(b)	$758,019
25,598	CHS, Inc., 7.10%, Series 2	687,562

		1,445,581

	Banks—29.8%
17,945	Bank of America Corp., 3.00%, Series H	332,521
12,617	Bank of America Corp., 4.00%, Series 4	272,906
24,908	Bank of America Corp., 4.00%, Series 5	509,368
18,754	Bank of America Corp., 4.00%, Series E	393,834
132,227	Citigroup Capital XIII, 7.88%	3,519,883
88,026	Citigroup, Inc., 6.88%, Series K	2,355,576
56,018	Citigroup, Inc., 7.13%, Series J	1,515,847
5,995	City National Corp., 6.75%, Series D	167,081
27,410	Fifth Third Bancorp, 6.63%, Series I	743,633
21,315	First Niagara Financial Group, Inc., 8.63%, Series B	594,688
6,660	FNB Corp., 7.25%	181,418
31,679	HSBC USA, Inc., 3.50%, Series F	695,354
22,923	HSBC USA, Inc., 4.00%, Series G	530,209
8,992	HSBC USA, Inc., 4.50%, Series D	225,699
61,812	Merrill Lynch Capital Trust I, 6.45%, Series K	1,570,025
55,918	Merrill Lynch Capital Trust II, 6.45%	1,420,317
91,657	PNC Financial Services Group, Inc. (The), 6.13%, Series P	2,496,737
30,536	Regions Financial Corp., 6.38%, Series B	781,722
12,618	Santander Finance Preferred SAU, 4.00%, Series 6 (Spain)	263,338
10,360	SunTrust Banks, Inc., 4.00%	221,808
7,807	Synovus Financial Corp., 7.88%, Series C	214,692
49,215	U.S. Bancorp, 3.50%, Series B	1,095,034
53,421	U.S. Bancorp, 6.00%, Series G	1,445,572
53,944	U.S. Bancorp, 6.50%, Series F	1,581,099
101,762	Wells Fargo & Co., 5.85%	2,641,741
49,430	Wells Fargo & Co., 6.63%	1,387,500
10,322	Zions Bancorp, 6.30%, Series G	269,404

		27,427,006

	Capital Markets—13.2%
44,228	Goldman Sachs Group, Inc. (The), 3.75%, Series A	848,735
11,989	Goldman Sachs Group, Inc. (The), 4.00%, Series C	237,502
79,831	Goldman Sachs Group, Inc. (The), 4.00%, Series D	1,582,250
58,915	Goldman Sachs Group, Inc. (The), 5.50%, Series J	1,409,836
41,442	Goldman Sachs Group, Inc. (The), 6.38%, Series K	1,052,627
64,844	Morgan Stanley, 4.00%, Series A	1,289,099
58,860	Morgan Stanley, 6.38%, Series I(b)	1,483,861
50,123	Morgan Stanley, 6.88%	1,329,262
50,864	Morgan Stanley, 7.13%, Series E	1,386,553
45,828	State Street Corp., 5.90%, Series D	1,196,111
18,418	UBS Preferred Funding Trust IV, 0.85%, Series D (Switzerland)	346,074

		12,161,910

	Commercial Services & Supplies—0.7%
24,661	NuStar Logistics LP, 7.63%	656,969

	Consumer Finance—6.3%
60,345	Ally Financial, Inc., 8.50%, Series A	1,597,936
157,098	GMAC Capital Trust I, 8.13%, Series 2	4,199,229

		5,797,165

	Electric Utilities—0.5%
16,802	SCE Trust III, 5.75%	454,326

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

October 31, 2014

Number of Shares				Value
	Preferred Stocks(a) (continued)
	Insurance—5.3%
15,021	Aegon NV, 4.00%, Series 1 (Netherlands)			$367,414
300	Aegon NV, 4.00%, Series 1 (Netherlands)			7,338
30,608	Allstate Corp. (The), 5.10%			752,345
16,502	Aspen Insurance Holdings Ltd., 5.95%			426,907
7,992	Aspen Insurance Holdings Ltd., 7.40%			214,825
36,702	Hartford Financial Services Group, Inc. (The), 7.88%			1,111,336
36,702	MetLife, Inc., 4.00%, Series A			879,013
15,321	Principal Financial Group, Inc., 6.52%, Series B			392,217
24,513	Reinsurance Group of America, Inc., 6.20%			684,648

				4,836,043

	Multi-Utilities—0.7%
24,413	Integrys Energy Group, Inc., 6.00%			637,668

	Oil, Gas & Consumable Fuels—0.3%
10,874	Legacy Reserves LP, 8.00%, Series B			250,646

	Real Estate Investment Trusts—0.2%
7,176	Resource Capital Corp., 8.63%			170,143

	Total Preferred Stocks (Cost $54,097,044)			53,837,457

Principal Amount		Interest Rate	Maturity Date
	Corporate Bonds—40.2%
	Banks—13.7%
$730,000	BAC Capital Trust XIV, Series G(c)	4.000%	09/29/49	575,787
2,535,000	Goldman Sachs Capital II(c)	4.000	12/29/49	1,920,263
1,240,000	JPMorgan Chase Capital XXI, Series U(c)	1.182	02/02/37	1,074,150
1,010,000	JPMorgan Chase Capital XXIII(c)	1.234	05/15/47	834,513
740,000	Mellon Capital IV, Series 1(c)	4.000	06/29/49	610,500
1,435,000	RBS Capital Trust III (United Kingdom)(c)	2.073	09/29/49	1,415,269
1,235,000	State Street Capital Trust IV(c)	1.234	06/15/37	1,072,906
1,490,000	UBS Preferred Funding Trust V, Series 1 (Switzerland)(c)	6.243	05/29/49	1,553,325
3,641,000	Wachovia Capital Trust III	5.570	03/29/49	3,554,526

				12,611,239

	Diversified Financial Services—6.1%
1,140,000	American Express Co.	6.800	09/01/66	1,215,525
1,170,000	GE Capital Trust I	6.375	11/15/67	1,256,288
2,475,000	General Electric Capital Corp., GMTN	6.375	11/15/67	2,657,531
670,000	Goldman Sachs Capital III, Series APEX	4.000	09/29/49	505,850

				5,635,194

	Electric—1.4%
520,000	NextEra Energy Capital Holdings, Inc.(c)	6.350	10/01/66	520,461
730,000	Wisconsin Energy Corp.	6.250	05/15/67	751,900

				1,272,361

	Hand/Machine Tools—0.7%
560,000	Stanley Black & Decker, Inc.	5.750	12/15/53	607,600

	Insurance—14.4%
1,240,000	Allstate Corp. (The)	5.750	08/15/53	1,323,700
200,000	Assured Guaranty US Holdings, Inc., Series A	6.400	12/15/66	184,000
1,490,000	Chubb Corp. (The)	6.375	03/29/67	1,627,825
400,000	Everest Reinsurance Holdings, Inc.	6.600	05/15/37	416,000
935,000	Genworth Holdings, Inc.	6.150	11/15/66	812,281
730,000	Hartford Financial Services Group, Inc. (The)	8.125	06/15/38	850,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Insurance (continued)
$1,075,000	Lincoln National Corp.	7.000%	05/17/66	$1,108,594
740,000	Lincoln National Corp.	6.050	04/20/67	756,650
715,000	Prudential Financial, Inc.	8.875	06/15/38	861,575
1,220,000	Prudential Financial, Inc.	5.875	09/15/42	1,300,825
1,810,000	Prudential Financial, Inc.	5.625	06/15/43	1,891,450
510,000	Reinsurance Group of America, Inc.	6.750	12/15/65	523,387
410,000	StanCorp Financial Group, Inc.	6.900	06/01/67	424,350
1,115,000	Voya Financial, Inc.	5.650	05/15/53	1,120,575

				13,201,662

	Pipelines—3.9%
850,000	Enterprise Products Operating LLC, Series A	8.375	08/01/66	930,750
1,050,000	Enterprise Products Operating LLC, Series B	7.034	01/15/68	1,172,062
1,490,000	TransCanada Pipelines Ltd. (Canada)	6.350	05/15/67	1,515,330

				3,618,142

	Total Corporate Bonds (Cost $37,368,784)			$36,946,198

Number of Shares
	Money Market Fund—0.0%
27,488	Invesco Premier Portfolio—Institutional Class(d) (Cost $27,488)			27,488

	Total Investments (Cost $91,493,316)—98.8%			90,811,143
	Other assets less liabilities—1.2%			1,138,841

	Net Assets—100.0%			$91,949,984

Investment Abbreviations:

GMTN—Global Medium-Term Note

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Variable rate coupon. Stated interest rate was in effect at October 31, 2014.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Schedule of Investments

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

October 31, 2014

Principal Amount		Interest Rate(a)	Maturity Date	Value
	Municipal Bonds(b)—92.5%
	Ad Valorem Property Tax—7.2%
$3,000,000	City of New York (Remarketed) Sub-Ser. 94-B9 (LOC—JP Morgan Chase Bank N.A.)(c)	0.050%	08/15/23	$3,000,000
200,000	City of New York (Remarketed) Sub-Ser. 96-J3 (LOC—JP Morgan Chase Bank N.A.)(c)	0.050	02/15/16	200,000
5,000,000	Luzerne County Pennsylvania Ser. 06A AGM	0.650	11/15/26	5,000,000
400,000	Shelby County Tennessee Ser. 06C	0.060	12/01/31	400,000

				8,600,000

	College Revenue—15.3%
4,000,000	New Hampshire State Health & Education Facilities Auth. Rev. (Dartmouth College Issue) Ser. 02	0.050	06/01/32	4,000,000
2,800,000	Rhode Island State Health & Educational Building Corp. Rev. (Catholic School Pool Program) Ser. 05A (LOC—Citizens Bank of Rhode Island)(c)	0.220	04/01/35	2,800,000
6,500,000	University of Michigan Ser. 02	0.070	04/01/32	6,500,000
4,800,000	WACO Texas Educational Finance Corp. Rev. Ref. (Baylor University) Ser. 08A	0.050	02/01/32	4,800,000

				18,100,000

	Electric Power Revenue—12.8%
8,130,000	Sevier County Tennessee Public Building Auth. (Local Government Improvement Program) Ser. 10V-D-1 (LOC—Bank of America N.A.)(c)	0.050	06/01/26	8,130,000
7,000,000	Southern California Public Power Auth. Subordinate Ref. (Southern Transmission) Ser. 00A AGM	0.050	07/01/23	7,000,000

				15,130,000

	Highway Tolls Revenue—8.5%
3,825,000	Bay Area California Auth. Toll Bridge Rev. Ser. 07 (LOC—Sumitomo Mitsui Banking)(c)	0.040	04/01/47	3,825,000
1,800,000	Illinois State Toll Highway Auth. Rev. Ref. Ser. 98B AGM	0.250	01/01/16	1,800,000
1,400,000	Illinois State Toll Highway Auth. Rev. Ref. Ser. 98B AGM	0.250	01/01/17	1,400,000
3,000,000	Texas Transportation Commission Rev.(First Tier) Ser. 06B	0.290	04/01/26	3,000,000

				10,025,000

	Hospital Revenue—18.3%
5,000,000	ABAG Finance Auth. For Nonprofit Corporations (Sharp HealthCare) Ser. 09A (LOC—Bank of America N.A.)(c)	0.050	08/01/24	5,000,000
7,000,000	California State Statewide Community Development Auth. Ser. 03D	0.030	05/01/33	7,000,000
4,450,000	Colorado State Health Facilities Auth. Rev. (Sisters Charity Health System) Ser. 03B	0.050	12/01/38	4,450,000
5,000,000	Maryland State Health & Higher Educational Facilities Auth. Rev. (University of Maryland Medical Systems) Ser. 07A (LOC—Wells Fargo Bank N.A.)(c)	0.050	07/01/34	5,000,000
300,000	Russell Kentucky Rev. (Bon Secours Health System Obligated Group) Ser. 02-B AGM (LOC—JP Morgan Chase Bank N.A.)(c)	0.050	11/01/26	300,000

				21,750,000

	Industrial Revenue—5.7%
5,000,000	Emery County Utah Poll Control Rev. Var. Ref. Pacificorp Project Ser. 91 (LOC—JP Morgan Chase Bank N.A.)(c)	0.050	07/01/15	5,000,000
1,800,000	Mississippi Business Financing Corp. Rev. (DDR Gulfport Promenade LLC Project) Ser. 07 (LOC—Regions Bank)(c)	0.420	12/01/37	1,800,000

				6,800,000

	Lease Revenue—3.9%
4,600,000	Orange County Florida School Board COP Ser. 08C (LOC—Bank of America N.A.)(c)	0.060	08/01/25	4,600,000

	Miscellaneous Revenue—8.0%
200,000	Baltimore Maryland Industrial Development Auth. (Baltimore Capital Acquisition) Ser. 86 (LOC—Bayerische Landesbank)(c)	0.080	08/01/16	200,000
2,585,000	Clarksville Tennessee Public Building Auth. Rev. (Pooled Financing Tennessee Municipal Bond Fund) Ser. 99 (LOC—Bank of America N.A.)(c)	0.080	06/01/29	2,585,000
4,000,000	Jacksonville Florida Transit Rev. Ser. 08A	0.050	10/01/32	4,000,000
700,000	Montgomery County Tennessee Public Building Auth. Pooled Funding Government Obligation (Tennessee County Loan Pool) Ser. 95 (LOC—Bank of America N.A.)(c)	0.080	03/01/25	700,000
2,000,000	New York State Urban Development Corp. Rev. Ref. (CVS Contract) Ser. 08A-1 (LOC—Wells Fargo Bank N.A.)(c)	0.030	01/01/30	2,000,000

				9,485,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

PowerShares VRDO Tax-Free Weekly Portfolio (PVI) (continued)

October 31, 2014

Principal Amount		Interest Rate(a)	Maturity Date	Value
	Municipal Bonds(b) (continued)
	Multiple Utility Revenue—7.4%
$8,765,000	Colorado Springs Colorado Utilities Rev. (Sub-Lien Improvement) Ser. 06B	0.250%	11/01/36	$8,765,000

	Sales Tax Revenue—3.8%
4,535,000	Florida State Department of Environmental Protection Preservation Rev. (Everglades Restoration) Ser. 07A AGC	0.070	07/01/27	4,535,000

	Water Revenue—1.6%
1,900,000	Metropolitan Water District Southern California Waterworks Rev. Ref. Ser. 08A-2	0.040	07/01/37	1,900,000

	Total Investments (Cost $109,690,000)(d)—92.5%			109,690,000
	Other assets less liabilities—7.5%			8,890,114

	Net Assets—100.0%			$118,580,114

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

Auth.—Authority

COP—Certificate of Participation

LOC—Letter of Credit

Ref.—Refunding Bonds

Rev.—Revenue

Ser.—Series

Notes to Schedule of Investments:

(a)	Variable rate coupon. Stated interest rate was in effect at October 31, 2014.
(b)	Demand Securities payable upon demand by the Fund for an amount equal to par value plus accrued interest at specified time intervals.
(c)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary
(d)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2014. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	14.1%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

(This Page Intentionally Left Blank)

Statements of Assets and Liabilities

October 31, 2014

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)	PowerShares Build America Bond Portfolio (BAB)	PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)	PowerShares CEF Income Composite Portfolio (PCEF)
Assets:
Unaffiliated investments, at value	$277,019,714	$665,524,142	$62,383,869	$611,436,835
Affiliated investments, at value	109,101	17,219,197	—	8,119,708

Total investments, at value	277,128,815	682,743,339	62,383,869	619,556,543
Cash	9,048	2,513,748	3,095,507	—
Cash segregated as collateral	—	—	—	—
Foreign currencies, at value	—	—	—	—
Receivables:
Dividends and interest	2,556,109	10,061,038	705,478	895,916
Investments sold	—	—	—	—
Foreign tax reclaims	—	—	—	—
Shares sold	—	—	—	—

Total Assets	279,693,972	695,318,125	66,184,854	620,452,459

Liabilities:
Due to custodian	—	—	—	280,626
Due to foreign custodian	—	—	—	—
Payables:
Shares repurchased	—	—	—	—
Collateral upon receipt of securities in-kind	—	—	—	—
Investments purchased	—	—	—	—
Accrued unitary management fees	58,993	161,965	15,419	259,313
Accrued expenses	—	—	—	—

Total Liabilities	58,993	161,965	15,419	539,939

Net Assets	$279,634,979	$695,156,160	$66,169,435	$619,912,520

Net Assets Consist of:
Shares of beneficial interest	$266,347,543	$627,366,369	$64,320,428	$618,846,270
Undistributed net investment income	—	—	—	—
Undistributed net realized gain (loss)	(518,853)	(284,528)	(1,884,983)	(8,332,753)
Net unrealized appreciation (depreciation)	13,806,289	68,074,319	3,733,990	9,399,003

Net Assets	$279,634,979	$695,156,160	$66,169,435	$619,912,520

Shares outstanding (unlimited amount authorized, $0.01 par value)	8,750,000	23,350,000	2,600,000	25,400,000
Net asset value	$31.96	$29.77	$25.45	$24.41

Market price	$31.97	$29.76	$25.61	$24.42

Unaffiliated investments, at cost	$263,213,425	$597,449,823	$58,649,879	$601,183,484

Affiliated investments, at cost	$109,101	$17,219,197	$—	$8,974,056

Total investments, at cost	$263,322,526	$614,669,020	$58,649,879	$610,157,540

Foreign currencies, at cost	$—	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)	PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

$164,295,230	$2,394,987,213	$4,033,301	$556,796,312	$30,223,697
665,671	5,967,170	5,421	935,477	286,312

164,960,901	2,400,954,383	4,038,722	557,731,789	30,510,009
—	62,184	—	—	—
—	5,055,752	—	—	—
42,152	—	—	—	—

1,944,277	30,667,141	80,513	8,280,984	324,504
817,854	—	45,610	—	95,047
—	—	4,613	—	—
6,259	26,903,534	—	—	—

167,771,443	2,463,642,994	4,169,458	566,012,773	30,929,560

—	—	—	1,000	—
—	—	31,367	—	—

1,251,707	—	—	—	—
—	5,055,752	—	—	—
—	28,180,278	—	—	385,669
68,032	995,514	2,062	241,533	5,516
583	—	4,508	—	—

1,320,322	34,231,544	37,937	242,533	391,185

$166,451,121	$2,429,411,450	$4,131,521	$565,770,240	$30,538,375

$168,318,505	$2,502,802,367	$5,078,251	$566,631,964	$30,290,381
—	—	—	—	14,007
(588,047)	(25,757,044)	(226,253)	(5,849,760)	(1,183)
(1,279,337)	(47,633,873)	(720,477)	4,988,036	235,170

$166,451,121	$2,429,411,450	$4,131,521	$565,770,240	$30,538,375

6,650,000	83,700,000	200,001	29,400,000	1,200,000
$25.03	$29.03	$20.66	$19.24	$25.45

$24.88	$29.08	$20.78	$19.19	$25.47

$165,586,871	$2,442,621,086	$4,744,214	$551,808,276	$29,988,527

$665,671	$5,967,170	$5,421	$935,477	$286,312

$166,252,542	$2,448,588,256	$4,749,635	$552,743,753	$30,274,839

$42,164	$—	$(31,378)	$—	$—

113

Statements of Assets and Liabilities (continued)

October 31, 2014

	PowerShares Global Short Term High Yield Bond Portfolio (PGHY)	PowerShares International Corporate Bond Portfolio (PICB)	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)	PowerShares National AMT-Free Municipal Bond Portfolio (PZA)
Assets:
Unaffiliated investments, at value(a)	$35,930,190	$258,365,025	$6,159,311	$720,570,264
Affiliated investments, at value	813,996	444,058	36,630	—

Total investments, at value	36,744,186	258,809,083	6,195,941	720,570,264
Cash	—	—	—	10,569,761
Cash segregated as collateral	325,161	4,173,733	—	—
Receivables:
Dividends and interest	658,452	4,474,222	61,591	9,020,090
Investments sold	—	1,038	—	—
Foreign tax reclaims	—	75,217	—	—
Securities lending	—	—	—	—
Shares sold	289,014	3,410,009	—	—

Total Assets	38,016,813	270,943,302	6,257,532	740,160,115

Liabilities:
Due to custodian	2,969	—	—	—
Due to foreign custodian	—	22,067	—	—
Payables:
Collateral upon receipt of securities in-kind	325,161	4,173,733	—	—
Collateral upon return of securities loaned	—	—	—	—
Investments purchased	289,014	3,410,064	—	—
Accrued unitary management fees	10,991	104,811	1,050	173,955

Total Liabilities	628,135	7,710,675	1,050	173,955

Net Assets	$37,388,678	$263,232,627	$6,256,482	$739,986,160

Net Assets Consist of:
Shares of beneficial interest	$38,436,900	$263,310,939	$6,270,863	$694,365,485
Undistributed net investment income (loss)	—	(984)	1,114	—
Undistributed net realized gain (loss)	(386,150)	(5,418)	13	(5,581,047)
Net unrealized appreciation (depreciation)	(662,072)	(71,910)	(15,508)	51,201,722

Net Assets	$37,388,678	$263,232,627	$6,256,482	$739,986,160

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,550,000	9,150,000	250,001	29,400,000
Net asset value	$24.12	$28.77	$25.03	$25.17

Market price	$24.04	$28.77	$25.04	$25.25

Unaffiliated investments, at cost	$36,592,262	$258,249,292	$6,174,819	$669,368,542

Affiliated investments, at cost	$813,996	$444,058	$36,630	$—

Total investments, at cost	$37,406,258	$258,693,350	$6,211,449	$669,368,542

Foreign currencies, at cost	$—	$(23,625)	$—	$—

(a) Includes securities on loan with an aggregate value of:	$—	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)	PowerShares Preferred Portfolio (PGX)	PowerShares Variable Rate Preferred Portfolio (VRP)	PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

$45,682,780	$2,259,315,209	$90,783,655	$109,690,000
—	86,570,927	27,488	—

45,682,780	2,345,886,136	90,811,143	109,690,000
1,140,592	—	—	8,904,270
—	—	343,712	—

637,778	4,847,545	759,062	11,571
—	46,758	2,114,164	—
—	—	—	—
—	341,044	—	—
—	14,542,885	217,461	—

47,461,150	2,365,664,368	94,245,542	118,605,841

—	—	500	—
—	—	—	—

—	—	343,712	—
—	85,715,825	—	—
—	14,243,206	1,915,994	—
11,316	946,949	35,352	25,727

11,316	100,905,980	2,295,558	25,727

$47,449,834	$2,264,758,388	$91,949,984	$118,580,114

$46,005,041	$2,274,211,857	$92,667,853	$118,580,118
—	40,676	—	—
(1,253,653)	(51,638,561)	(35,696)	(4)
2,698,446	42,144,416	(682,173)	—

$47,449,834	$2,264,758,388	$91,949,984	$118,580,114

1,950,000	155,400,000	3,700,000	4,750,000
$24.33	$14.57	$24.85	$24.96

$24.22	$14.62	$24.92	$24.97

$42,984,334	$2,217,170,793	$91,465,828	$109,690,000

$—	$86,570,927	$27,488	$—

$42,984,334	$2,303,741,720	$91,493,316	$109,690,000

$—	$—	$—	$—

$—	$83,547,757	$—	$—

115

Statements of Operations

For the year ended October 31, 2014

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)	PowerShares Build America Bond Portfolio (BAB)	PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)	PowerShares CEF Income Composite Portfolio (PCEF)
Investment Income:
Unaffiliated interest income	$6,030,267	$33,623,263	$2,276,684	$—
Unaffiliated dividend income	—	—	—	32,957,386
Affiliated dividend income	65	2,953	—	367,808
Foreign withholding tax	—	—	—	—

Total Income	6,030,332	33,626,216	2,276,684	33,325,194

Expenses:
Unitary management fees	555,033	1,834,875	151,301	2,759,791
Proxy	43	(3,775)	(10,479)	(2,111)
Tax expenses	—	—	—	—

Total Expenses	555,076	1,831,100	140,822	2,757,680

Less: Waivers	(564)	(29,325)	—	(1,245)

Net Expenses	554,512	1,801,775	140,822	2,756,435

Net Investment Income	5,475,820	31,824,441	2,135,862	30,568,759

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(342,830)	2,581,255	(1,432,271)	683,468
In-kind redemptions	1,460,224	—	—	4,466,156
Distributions of underlying fund shares	—	—	—	1,241,135
Foreign currencies	—	—	—	—

Net realized gain (loss)	1,117,394	2,581,255	(1,432,271)	6,390,759

Change in net unrealized appreciation (depreciation) on:
Investment securities	12,982,028	38,020,995	5,388,476	3,972,215
Foreign currencies	—	—	—	—

Net change in unrealized appreciation (depreciation)	12,982,028	38,020,995	5,388,476	3,972,215

Net realized and unrealized gain (loss)	14,099,422	40,602,250	3,956,205	10,362,974

Net increase (decrease) in net assets resulting from operations	$19,575,242	$72,426,691	$6,092,067	$40,931,733

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)	PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

$6,437,970	$102,248,739	$236,385	$30,653,726	$764,927
—	—	—	—	—
638	1,908	4	569	28
(14,678)	—	(8,998)	—	—

6,423,930	102,250,647	227,391	30,654,295	764,955

784,700	10,178,236	23,306	3,147,480	63,437
8	(15,113)	—	(1,311)	129
583	—	—	—	—

785,291	10,163,123	23,306	3,146,169	63,566

(4,772)	(17,428)	(50)	(4,939)	(255)

780,519	10,145,695	23,256	3,141,230	63,311

5,643,411	92,104,952	204,135	27,513,065	701,644

(1,067,380)	(13,716,088)	(183,416)	144,624	(1,183)
—	8,272,830	—	7,859,747	(26,269)
—	—	—	—	—
(160,696)	—	(30,074)	—	—

(1,228,076)	(5,443,258)	(213,490)	8,004,371	(27,452)

(2,478,978)	76,198,921	(233,477)	(9,108,988)	330,371
3,029	—	(1,231)	—	—

(2,475,949)	76,198,921	(234,708)	(9,108,988)	330,371

(3,704,025)	70,755,663	(448,198)	(1,104,617)	302,919

$1,939,386	$162,860,615	$(244,063)	$26,408,448	$1,004,563

117

Statements of Operations (continued)

For the year ended October 31, 2014

	PowerShares Global Short Term High Yield Bond Portfolio (PGHY)	PowerShares International Corporate Bond Portfolio (PICB)	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)(a)	PowerShares National AMT-Free Municipal Bond Portfolio (PZA)
Investment Income:
Unaffiliated interest income	$1,363,029	$6,612,243	$9,045	$27,251,739
Unaffiliated dividend income	—	—	—	—
Affiliated dividend income	73	26	—	—
Securities lending income	—	—	—	—
Foreign withholding tax	—	(6,578)	—	—

Total Income	1,363,102	6,605,691	9,045	27,251,739

Expenses:
Unitary management fees	108,925	1,074,266	1,691	1,728,595
Proxy	—	(458)	—	5,521

Total Expenses	108,925	1,073,808	1,691	1,734,116

Less: Waivers	(659)	(182)	(10)	—

Net Expenses	108,266	1,073,626	1,681	1,734,116

Net Investment Income (Loss)	1,254,836	5,532,065	7,364	25,517,623

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(371,251)	(571,609)	13	(971,808)
In-kind redemptions	—	1,459,083	—	—
Foreign currencies	—	(154,084)	—	—

Net realized gain (loss)	(371,251)	733,390	13	(971,808)

Change in net unrealized appreciation (depreciation) on:
Investment securities	(734,495)	(7,795,564)	(15,508)	47,882,478
Foreign currencies	—	(142,679)	—	—

Net change in unrealized appreciation (depreciation)	(734,495)	(7,938,243)	(15,508)	47,882,478

Net realized and unrealized gain (loss)	(1,105,746)	(7,204,853)	(15,495)	46,910,670

Net increase (decrease) in net assets resulting from operations	$149,090	$(1,672,788)	$(8,131)	$72,428,293

(a)	For the period September 8, 2014 (commencement of investment operations ) through October 31, 2014.
(b)	For the period April 28, 2014 (commencement of investment operations ) through October 31, 2014.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)	PowerShares Preferred Portfolio (PGX)	PowerShares Variable Rate Preferred Portfolio (VRP)(b)	PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

$1,931,581	$—	$361,152	$219,872
—	141,906,116	799,525	—
—	750	18	—
—	1,193,531	—	—
—	—	—	—

1,931,581	143,100,397	1,160,695	219,872

129,323	10,659,970	109,682	391,924
(8,619)	(11,905)	—	(26)

120,704	10,648,065	109,682	391,898

—	(5,820)	(178)	—

120,704	10,642,245	109,504	391,898

1,810,877	132,458,152	1,051,191	(172,026)

(449,160)	(8,486,235)	(35,696)	(4)
—	14,643,988	—	—
—	—	—	—

(449,160)	6,157,753	(35,696)	(4)

4,294,253	107,740,949	(682,173)	—
—	—	—	—

4,294,253	107,740,949	(682,173)	—

3,845,093	113,898,702	(717,869)	(4)

$5,655,970	$246,356,854	$333,322	$(172,030)

119

Statements of Changes in Net Assets

For the years ended October 31, 2014 and October 31, 2013

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)		PowerShares Build America Bond Portfolio (BAB)
	2014	2013	2014	2013
Operations:
Net investment income	$5,475,820	$3,708,664	$31,824,441	$46,957,679
Net realized gain (loss)	1,117,394	1,991,279	2,581,255	12,066,545
Net change in unrealized appreciation (depreciation)	12,982,028	(15,045,493)	38,020,995	(91,210,140)

Net increase (decrease) in net assets resulting from operations	19,575,242	(9,345,550)	72,426,691	(32,185,916)

Distributions to Shareholders from:
Net investment income	(5,501,530)	(3,728,623)	(31,930,447)	(47,070,053)
Capital gains	—	(5,202)	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	(5,501,530)	(3,733,825)	(31,930,447)	(47,070,053)

Shareholder Transactions:
Proceeds from shares sold	136,734,300	22,488,678	54,008,366	112,881,072
Value of shares repurchased	(21,713,318)	(25,326,612)	(82,991,678)	(420,310,268)
Transaction fees	—	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	115,020,982	(2,837,934)	(28,983,312)	(307,429,196)

Increase (Decrease) in Net Assets	129,094,694	(15,917,309)	11,512,932	(386,685,165)

Net Assets:
Beginning of year	150,540,285	166,457,594	683,643,228	1,070,328,393

End of year	$279,634,979	$150,540,285	$695,156,160	$683,643,228

Undistributed net investment income at end of year	$—	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	4,500,000	700,000	1,850,000	3,700,000
Shares repurchased	(700,000)	(800,000)	(3,000,000)	(14,650,000)
Shares outstanding, beginning of year	4,950,000	5,050,000	24,500,000	35,450,000

Shares outstanding, end of year	8,750,000	4,950,000	23,350,000	24,500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)		PowerShares CEF Income Composite Portfolio (PCEF)		PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)		PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)
2014	2013	2014	2013	2014	2013	2014	2013

$2,135,862	$2,635,745	$30,568,759	$21,390,662	$5,643,411	$2,151,593	$92,104,952	$104,678,007
(1,432,271)	(387,614)	6,390,759	562,585	(1,228,076)	(182,989)	(5,443,258)	111,583,211
5,388,476	(5,430,982)	3,972,215	(10,918,245)	(2,475,949)	955,094	76,198,921	(367,874,858)

6,092,067	(3,182,851)	40,931,733	11,035,002	1,939,386	2,923,698	162,860,615	(151,613,640)

(2,135,862)	(2,635,745)	(38,959,577)	(26,361,402)	(4,855,352)	(2,117,217)	(92,433,582)	(105,617,667)
—	—	(3,892,854)	—	—	—	—	—
(35,235)	(8,511)	—	(8,400,472)	(741,356)	—	—	—

(2,171,097)	(2,644,256)	(42,852,431)	(34,761,874)	(5,596,708)	(2,117,217)	(92,433,582)	(105,617,667)

13,884,817	17,824,233	189,348,329	159,492,425	120,165,147	101,135,431	728,508,351	901,739,155
(12,878,472)	(14,227,103)	(37,303,822)	(35,243,329)	(58,155,138)	(12,401,565)	(377,799,613)	(1,445,018,456)
133,816	—	—	—	885,311	580,146	—	—

1,140,161	3,597,130	152,044,507	124,249,096	62,895,320	89,314,012	350,708,738	(543,279,301)

5,061,131	(2,229,977)	150,123,809	100,522,224	59,237,998	90,120,493	421,135,771	(800,510,608)

61,108,304	63,338,281	469,788,711	369,266,487	107,213,123	17,092,630	2,008,275,679	2,808,786,287

$66,169,435	$61,108,304	$619,912,520	$469,788,711	$166,451,121	$107,213,123	$2,429,411,450	$2,008,275,679

$—	$—	$—	$—	$—	$95,524	$—	$—

550,000	700,000	7,650,000	6,200,000	4,750,000	4,050,000	25,400,000	30,200,000
(550,000)	(600,000)	(1,500,000)	(1,450,000)	(2,350,001)	(500,000)	(13,600,000)	(48,900,000)
2,600,000	2,500,000	19,250,000	14,500,000	4,250,001	700,001	71,900,000	90,600,000

2,600,000	2,600,000	25,400,000	19,250,000	6,650,000	4,250,001	83,700,000	71,900,000

121

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2014 and October 31, 2013

	PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)		PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)
	2014	2013	2014	2013
Operations:
Net investment income	$204,135	$168,958	$27,513,065	$34,963,957
Net realized gain (loss)	(213,490)	(496,373)	8,004,371	14,795,498
Net change in unrealized appreciation (depreciation)	(234,708)	(485,769)	(9,108,988)	(15,222,016)

Net increase (decrease) in net assets resulting from operations	(244,063)	(813,184)	26,408,448	34,537,439

Distributions to Shareholders from:
Net investment income	(39,619)	—	(27,591,578)	(35,119,389)
Capital gains	—	—	—	—
Return of capital	(169,384)	(184,025)	—	—

Total distributions to shareholders	(209,003)	(184,025)	(27,591,578)	(35,119,389)

Shareholder Transactions:
Proceeds from shares sold	1,097,710	10,000,025	190,167,360	171,321,969
Value of shares repurchased	(1,042,935)	(4,554,558)	(244,643,297)	(387,896,410)
Transaction fees	6,300	10,208	—	—
Net increase from payments from service providers (Note 3)	—	65,046	—	—

Net increase (decrease) in net assets resulting from shares transactions	61,075	5,520,721	(54,475,937)	(216,574,441)

Increase (Decrease) in Net Assets	(391,991)	4,523,512	(55,659,067)	(217,156,391)

Net Assets:
Beginning of year	4,523,512	—	621,429,307	838,585,698

End of year	$4,131,521	$4,523,512	$565,770,240	$621,429,307

Undistributed net investment income at end of year	$—	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	50,000	400,001	9,800,000	8,900,000
Shares repurchased	(50,000)	(200,000)	(12,700,000)	(20,300,000)
Shares outstanding, beginning of year	200,001	—	32,300,000	43,700,000

Shares outstanding, end of year	200,001	200,001	29,400,000	32,300,000

(a)	For the period September 8, 2014 (commencement of investment operations) through October 31, 2014.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)		PowerShares Global Short Term High Yield Bond Portfolio (PGHY)		PowerShares International Corporate Bond Portfolio (PICB)		PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)
2014	2013	2014	2013	2014	2013	2014(a)

$701,644	$697,118	$1,254,836	$107,142	$5,532,065	$4,225,850	$7,364
(27,452)	63,740	(371,251)	(14,899)	733,390	(854,664)	13
330,371	(899,958)	(734,495)	72,423	(7,938,243)	2,943,697	(15,508)

1,004,563	(139,100)	149,090	164,666	(1,672,788)	6,314,883	(8,131)

(687,625)	(709,705)	(1,262,978)	(99,000)	(5,340,605)	(3,371,501)	(6,250)
(18,158)	—	—	—	(191,895)	—	—
—	—	(51,367)	—	—	(655,978)	—

(705,783)	(709,705)	(1,314,345)	(99,000)	(5,532,500)	(4,027,479)	(6,250)

5,082,256	6,342,922	23,651,095	14,837,197	136,165,187	43,391,129	6,270,863
(8,767,232)	(2,563,275)	(25)	—	(22,226,207)	(21,178,344)	—
—	—	—	—	162,657	161,424	—
—	—	—	—	—	—	—

(3,684,976)	3,779,647	23,651,070	14,837,197	114,101,637	22,374,209	6,270,863

(3,386,196)	2,930,842	22,485,815	14,902,863	106,896,349	24,661,613	6,256,482

33,924,571	30,993,729	14,902,863	—	156,336,278	131,674,665	—

$30,538,375	$33,924,571	$37,388,678	$14,902,863	$263,232,627	$156,336,278	$6,256,482

$14,007	$—	$—	$8,142	$(984)	$(150)	$1,114

200,000	250,000	950,000	600,001	4,600,000	1,500,000	250,001
(350,001)	(100,000)	(1)	—	(750,000)	(750,000)	—
1,350,001	1,200,001	600,001	—	5,300,000	4,550,000	—

1,200,000	1,350,001	1,550,000	600,001	9,150,000	5,300,000	250,001

123

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2014 and October 31, 2013

	PowerShares National AMT-Free Municipal Bond Portfolio (PZA)		PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)
	2014	2013	2014	2013
Operations:
Net investment income (loss)	$25,517,623	$34,693,927	$1,810,877	$2,469,726
Net realized gain (loss)	(971,808)	(25,803,609)	(449,160)	(755,255)
Net change in unrealized appreciation (depreciation)	47,882,478	(65,916,809)	4,294,253	(6,062,616)

Net increase (decrease) in net assets resulting from operations	72,428,293	(57,026,491)	5,655,970	(4,348,145)

Distributions to Shareholders from:
Net investment income	(25,517,623)	(34,693,927)	(1,810,877)	(2,469,726)
Return of capital	(378,681)	(4,201)	(20,357)	(10,213)

Total distributions to shareholders	(25,896,304)	(34,698,128)	(1,831,234)	(2,479,939)

Shareholder Transactions:
Proceeds from shares sold	162,602,936	185,888,327	—	4,825,722
Value of shares repurchased	(34,689,540)	(462,743,101)	(5,578,672)	(20,777,045)
Transaction fees	943,156	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	128,856,552	(276,854,774)	(5,578,672)	(15,951,323)

Increase (Decrease) in Net Assets	175,388,541	(368,579,393)	(1,753,936)	(22,779,407)

Net Assets:
Beginning of year	564,597,619	933,177,012	49,203,770	71,983,177

End of year	$739,986,160	$564,597,619	$47,449,834	$49,203,770

Undistributed net investment income (loss) at end of year	$—	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	6,650,000	7,200,000	—	200,000
Shares repurchased	(1,500,000)	(19,200,000)	(250,000)	(900,000)
Shares outstanding, beginning of year	24,250,000	36,250,000	2,200,000	2,900,000

Shares outstanding, end of year	29,400,000	24,250,000	1,950,000	2,200,000

(a)	For the period April 28, 2014 (commencement of investment operations) through October 31, 2014.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

PowerShares Preferred Portfolio (PGX)		PowerShares Variable Rate Preferred Portfolio (VRP)	PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
2014	2013	2014(a)	2014	2013

$132,458,152	$145,598,441	$1,051,191	$(172,026)	$75,658
6,157,753	34,391,873	(35,696)	(4)	—
107,740,949	(217,947,419)	(682,173)	—	—

246,356,854	(37,957,105)	333,322	(172,030)	75,658

(132,194,912)	(147,728,843)	(1,051,191)	—	(76,826)
—	—	(70,809)	(7,525)	(21,885)

(132,194,912)	(147,728,843)	(1,122,000)	(7,525)	(98,711)

326,112,522	663,144,378	92,738,687	9,996,327	44,989,309
(282,546,626)	(451,617,054)	(25)	(84,936,246)	(168,715,726)
—	—	—	—	—

43,565,896	211,527,324	92,738,662	(74,939,919)	(123,726,417)

157,727,838	25,841,376	91,949,984	(75,119,474)	(123,749,470)

2,107,030,550	2,081,189,174	—	193,699,588	317,449,058

$2,264,758,388	$2,107,030,550	$91,949,984	$118,580,114	$193,699,588

$40,676	$—	$—	$—	$—

22,700,000	44,850,000	3,700,001	400,000	1,800,000
(20,250,000)	(32,300,000)	(1)	(3,400,000)	(6,750,000)
152,950,000	140,400,000	—	7,750,000	12,700,000

155,400,000	152,950,000	3,700,000	4,750,000	7,750,000

125

Financial Highlights

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

	Year Ended October 31,
	2014	2013		2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$30.41	$32.96		$31.40	$29.24	$27.58
Net investment income(a)	0.76	0.74		0.76	0.81	0.87
Net realized and unrealized gain (loss) on investments	1.54	(2.55)		1.59	2.26	1.79
Total from investment operations	2.30	(1.81)		2.35	3.07	2.66
Distributions to shareholders from:
Net investment income	(0.75)	(0.74)		(0.79)	(0.79)	(0.87)
Capital gains	—	(0.00	)(b)	—	—	—
Return of capital	—	—		—	(0.12)	(0.13)
Total distributions	(0.75)	(0.74)		(0.79)	(0.91)	(1.00)
Net asset value at end of year	$31.96	$30.41		$32.96	$31.40	$29.24
Market price at end of year(c)	$31.97	$30.40		$32.92	$31.54	$29.23
Net Asset Value Total Return(d)	7.71%	(5.55)%		7.56%	10.86%	9.91%
Market Price Total Return(d)	7.77%	(5.47)%		6.94%	11.38%	9.84%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$279,635	$150,540		$166,458	$260,646	$76,024
Ratio to average net assets of:
Expenses	0.25%	0.25%		0.25%	0.25%	0.25%
Net investment income	2.47%	2.33%		2.34%	2.82%	3.12%
Portfolio turnover rate(e)	5%	5%		4%	4%	1%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Build America Bond Portfolio (BAB)

	Year Ended October 31,					For the Period November 16, 2009(a) Through October 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$27.90	$30.19	$28.16	$26.13		$24.90
Net investment income(b)	1.40	1.42	1.45	1.49		1.30
Net realized and unrealized gain (loss) on investments	1.87	(2.29)	2.06	2.03		1.17
Total from investment operations	3.27	(0.87)	3.51	3.52		2.47
Distributions to shareholders from:
Net investment income	(1.40)	(1.42)	(1.48)	(1.49)		(1.22)
Return of capital	—	—	—	(0.00	)(c)	(0.02)
Total distributions	(1.40)	(1.42)	(1.48)	(1.49)		(1.24)
Net asset value at end of period	$29.77	$27.90	$30.19	$28.16		$26.13
Market price at end of period(d)	$29.76	$27.79	$30.16	$28.18		$26.16
Net Asset Value Total Return(e)	12.03%	(3.00)%	12.74%	14.10%		10.16	%(f)
Market Price Total Return(e)	12.44%	(3.28)%	12.54%	14.04%		10.29	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$695,156	$683,643	$1,070,328	$664,596		$569,606
Ratio to average net assets of:
Expenses, after Waivers	0.27%	0.28%	0.28%	0.28%		0.28	%(g)
Expenses, prior to Waivers	0.28%	0.28%	0.31%	0.35%		0.35	%(g)
Net investment income, after Waivers	4.86%	4.80%	4.92%	5.68%		5.42	%(g)
Portfolio turnover rate(h)	7%	5%	2%	15%		5%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (November 17, 2009, the first day of trading on the Exchange) to October 31, 2010 was 10.34%. The market price total return from Fund Inception to October 31, 2010 was 10.06%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Financial Highlights (continued)

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)

	Year Ended October 31,
	2014	2013		2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$23.50	$25.34		$23.80	$24.24	$23.50
Net investment income(a)	0.97	0.91		0.99	1.03	1.03
Net realized and unrealized gain (loss) on investments	1.91	(1.84)		1.54	(0.40)	0.78
Total from investment operations	2.88	(0.93)		2.53	0.63	1.81
Distributions to shareholders from:
Net investment income	(0.97)	(0.91)		(0.99)	(1.07)	(1.07)
Return of capital	(0.02)	(0.00	)(b)	—	—	—
Total distributions	(0.99)	(0.91)		(0.99)	(1.07)	(1.07)
Transaction fee(a)	0.06	—		—	—	—
Net asset value at end of year	$25.45	$23.50		$25.34	$23.80	$24.24
Market price at end of year(c)	$25.61	$23.42		$25.34	$23.80	$24.24
Net Asset Value Total Return(d)	12.75%	(3.74)%		10.83%	2.90%	7.91%
Market Price Total Return(d)	13.84%	(4.06)%		10.83%	2.90%	8.00%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$66,169	$61,108		$63,338	$36,884	$43,640
Ratio to average net assets of:
Expenses, after Waivers	0.26%	0.30%		0.28%	0.28%	0.28%
Expenses, prior to Waivers	0.26%	0.30%		0.31%	0.35%	0.35%
Net investment income, after Waivers	3.95%	3.70%		3.98%	4.52%	4.31%
Portfolio turnover rate(e)	28%	1%		6%	33%	8%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

127

Financial Highlights (continued)

PowerShares CEF Income Composite Portfolio (PCEF)

	Year Ended October 31,				For the Period February 16, 2010(a) Through October 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$24.40	$25.47	$23.84	$26.16	$25.00
Net investment income(b)	1.36	1.21	1.40	1.27	1.03
Net realized and unrealized gain (loss) on investments	0.58	(0.31)	4.28	(1.57)	1.58
Total from investment operations	1.94	0.90	5.68	(0.30)	2.61
Distributions to shareholders from:
Net investment income	(1.75)	(1.49)	(3.83)	(1.39)	(0.98)
Capital gains	(0.18)	—	—	—	—
Return of capital	—	(0.48)	(0.22)	(0.63)	(0.47)
Total distributions	(1.93)	(1.97)	(4.05)	(2.02)	(1.45)
Net asset value at end of period	$24.41	$24.40	$25.47	$23.84	$26.16
Market price at end of period(c)	$24.42	$24.40	$25.52	$23.86	$26.18
Net Asset Value Total Return(d)	8.23%	3.64%	16.20%	(1.26)%	10.78	%(e)
Market Price Total Return(d)	8.27%	3.43%	16.32%	(1.26)%	10.81	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$619,913	$469,789	$369,266	$244,408	$166,094
Ratio to average net assets of:
Expenses(f)	0.50%	0.50%	0.50%	0.50%	0.50	%(g)
Net investment income	5.54%	4.82%	5.67%	5.04%	5.90	%(g)
Portfolio turnover rate(h)	19%	33%	22%	32%	29%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 19, 2010, the first day of trading on the Exchange) to October 31, 2010 was 9.81%. The market price total return from Fund Inception to October 31, 2010 was 9.76%.
(f)	In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment company and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment companies expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

Financial Highlights (continued)

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

	Year Ended October 31,				For the Period September 22, 2011(a) Through October 31, 2011
	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$25.23	$24.42	$23.57		$24.42
Net investment income(b)	0.81	0.82	0.77		0.09
Net realized and unrealized gain (loss) on investments	(0.34)	0.59	0.77		(0.94)
Total from investment operations	0.47	1.41	1.54		(0.85)
Distributions to shareholders from:
Net investment income	(0.69)	(0.82)	(0.81)		—
Return of capital	(0.11)	—	(0.02)		—
Total distributions	(0.80)	(0.82)	(0.83)		—
Transaction fees(b)	0.13	0.22	0.14		—
Net asset value at end of period	$25.03	$25.23	$24.42		$23.57
Market price at end of period(c)	$24.88	$25.41	$24.57		$23.72
Net Asset Value Total Return(d)	2.45%	6.77%	7.26%		(3.48	)%(e)
Market Price Total Return(d)	1.12%	6.85%	7.21%		(2.87	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$166,451	$107,213	$17,093		$3,536
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.45	%(f)	0.45	%(g)
Net investment income	3.24%	3.30%	3.21%		3.46	%(g)
Portfolio turnover rate(h)	34%	25%	12%		0%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 23, 2011, the first day of trading on the Exchange) to October 31, 2011 was (1.38)%. The market price total return from Fund Inception to October 31, 2011, was (4.51)%.
(f)	In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment company and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment companies expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$27.93	$31.00	$27.42	$28.25	$25.60
Net investment income(a)	1.28	1.30	1.44	1.42	1.54
Net realized and unrealized gain (loss) on investments	1.10	(3.08)	3.60	(0.76)	2.72
Total from investment operations	2.38	(1.78)	5.04	0.66	4.26
Distributions to shareholders from:
Net investment income	(1.28)	(1.29)	(1.46)	(1.43)	(1.57)
Return of capital	—	—	—	(0.06)	(0.04)
Total distributions	(1.28)	(1.29)	(1.46)	(1.49)	(1.61)
Net asset value at end of year	$29.03	$27.93	$31.00	$27.42	$28.25
Market price at end of year(b)	$29.08	$27.92	$31.11	$27.45	$28.28
Net Asset Value Total Return(c)	8.77%	(5.85)%	19.02%	2.60%	17.31%
Market Price Total Return(c)	9.00%	(6.22)%	19.30%	2.60%	16.10%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,429,411	$2,008,276	$2,808,786	$1,319,124	$1,002,915
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.52%	4.37%	5.03%	5.28%	5.86%
Portfolio turnover rate(d)	14%	9%	4%	4%	5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

129

Financial Highlights (continued)

PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)

	Year Ended October 31, 2014	For the Period May 6, 2013(a) Through October 31, 2013
Per Share Operating Performance:
Net asset value at beginning of period	$22.62	$25.00
Net investment income(b)	0.94	0.44
Net realized and unrealized gain (loss) on investments	(1.96)	(2.56)
Total from investment operations	(1.02)	(2.12)
Distributions to shareholders from:
Net investment income	(0.18)	—
Return of capital	(0.79)	(0.46)
Total distributions	(0.97)	(0.46)
Transaction fees(b)	0.03	0.03
Net increase from payments from service providers	—	0.17
Net asset value at end of period	$20.66	$22.62
Market price at end of period(c)	$20.78	$22.59
Net Asset Value Total Return(d)	(4.48)%	(7.65	)%(e)(f)
Market Price Total Return(d)	(3.81)%	(7.77	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,132	$4,524
Ratio to average net assets of:
Expenses	0.50%	0.50	%(g)
Net investment income	4.38%	3.99	%(g)
Portfolio turnover rate(h)	23%	56%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (May 9, 2013, the first day of trading on the Exchange) to October 31, 2013 was (7.65)%. The market price total return from Fund Inception to October 31, 2013 was (8.32)%.
(f)	Amount includes the effect of the payments from service providers related to the economic impact of a transaction. Had the payments not been made, the net asset value total return would have been (8.34)%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

	Year Ended October 31,
	2014		2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$19.24		$19.19	$18.22	$18.49	$17.54
Net investment income(a)	0.85		0.90	0.98	1.03	1.39
Net realized and unrealized gain (loss) on investments	(0.00	)(b)	0.05	0.97	(0.16)	1.03
Total from investment operations	0.85		0.95	1.95	0.87	2.42
Distributions to shareholders from:
Net investment income	(0.85)		(0.90)	(0.98)	(1.07)	(1.47)
Return of capital	—		—	—	(0.07)	—
Total distributions	(0.85)		(0.90)	(0.98)	(1.14)	(1.47)
Net asset value at end of year	$19.24		$19.24	$19.19	$18.22	$18.49
Market price at end of year(c)	$19.19		$19.26	$19.17	$18.21	$18.50
Net Asset Value Total Return(d)	4.49%		5.06%	11.02%	4.85%	14.47%
Market Price Total Return(d)	4.12%		5.29%	10.95%	4.72%	14.70%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$565,770		$621,429	$838,586	$566,731	$391,893
Ratio to average net assets of:
Expenses	0.50%		0.50%	0.50%	0.50%	0.50%
Net investment income	4.37%		4.66%	5.26%	5.63%	7.89%
Portfolio turnover rate(e)	20%		23%	21%	27%	33%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

Financial Highlights (continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

	Year Ended October 31,			For the Period September 12, 2011(a) Through October 31, 2011
	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$25.13	$25.83	$24.79	$24.85
Net investment income(b)	0.62	0.54	0.56	0.07
Net realized and unrealized gain (loss) on investments	0.31	(0.69)	1.11	(0.13)
Total from investment operations	0.93	(0.15)	1.67	(0.06)
Distributions to shareholders from:
Net investment income	(0.60)	(0.55)	(0.63)	—
Capital gains	(0.01)	—	—	—
Total distributions	(0.61)	(0.55)	(0.63)	—
Net asset value at end of period	$25.45	$25.13	$25.83	$24.79
Market price at end of period(c)	$25.47	$25.12	$25.85	$25.25
Net Asset Value Total Return(d)	3.75%	(0.57)%	6.85%	(0.24	)%(e)
Market Price Total Return(d)	3.88%	(0.68)%	4.97%	1.61	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$30,538	$33,925	$30,994	$4,958
Ratio to average net assets of:
Expenses	0.22%	0.22%	0.22%	0.22	%(f)
Net investment income	2.43%	2.15%	2.23%	2.39	%(f)
Portfolio turnover rate(g)	9%	20%	1%	1%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 15, 2011, the first day of trading on the Exchange) to October 31, 2011 was 0.40%. The market price total return from Fund Inception to October 31, 2011 was 2.43%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

	Year Ended October 31, 2014	For the Period June 17, 2013(a) Through October 31, 2013
Per Share Operating Performance:
Net asset value at beginning of period	$24.84	$24.70
Net investment income(b)	0.99	0.34
Net realized and unrealized gain (loss) on investments	(0.67)	0.10
Total from investment operations	0.32	0.44
Distributions to shareholders from:
Net investment income	(1.00)	(0.30)
Return of capital	(0.04)	—
Total distributions	(1.04)	(0.30)
Net asset value at end of period	$24.12	$24.84
Market price at end of period(c)	$24.04	$25.06
Net Asset Value Total Return(d)	1.27%	1.78	%(e)
Market Price Total Return(d)	0.04%	2.67	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$37,389	$14,903
Ratio to average net assets of:
Expenses	0.35%	0.35	%(f)
Net investment income	4.03%	3.71	%(f)
Portfolio turnover rate(g)	29%	4%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (June 20, 2013, the first day of trading on the Exchange) to October 31, 2013 was 2.82%. The market price total return from Fund Inception to October 31, 2013 was 4.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

131

Financial Highlights (continued)

PowerShares International Corporate Bond Portfolio (PICB)

	Year Ended October 31,				For the Period June 1, 2010(a) Through October 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$29.50	$28.94	$27.92	$28.29	$25.00
Net investment income(b)	0.77	0.86	0.93	0.95	0.17
Net realized and unrealized gain (loss) on investments	(0.75)	0.49	0.99	(0.29)	3.49
Total from investment operations	0.02	1.35	1.92	0.66	3.66
Distributions to shareholders from:
Net investment income	(0.74)	(0.69)	(0.89)	(0.87)	—
Capital gains	(0.03)	—	—	—	—
Return of capital	—	(0.13)	(0.04)	(0.16)	(0.37)
Total distributions	(0.77)	(0.82)	(0.93)	(1.03)	(0.37)
Transaction fees(b)	0.02	0.03	0.03	—	—
Net asset value at end of period	$28.77	$29.50	$28.94	$27.92	$28.29
Market price at end of period(c)	$28.77	$29.55	$29.07	$27.67	$28.42
Net Asset Value Total Return(d)	0.09%	4.88%	7.28%	2.45%	14.75	%(e)
Market Price Total Return(d)	(0.08)%	4.59%	8.72%	1.04%	15.28	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$263,233	$156,336	$131,675	$79,559	$33,944
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50	%(f)
Net investment income	2.57%	2.99%	3.39%	3.48%	2.53	%(f)
Portfolio turnover rate(g)	17%	27%	12%	12%	14%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (June 3, 2010, the first day trading on the Exchange) to October 31, 2010 was 15.54%. The market price total return from Fund Inception to October 31, 2010 was 15.27%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

Financial Highlights (continued)

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)

	For the Period September 8, 2014(a) Through October 31, 2014
Per Share Operating Performance:
Net asset value at beginning of period	$25.07
Net investment income(b)	0.03
Net realized and unrealized gain (loss) on investments	(0.04)
Total from investment operations	(0.01)
Distribution to shareholders from:
Net investment income	(0.03)
Net asset value at end of period	$25.03
Market price at end of period(c)	$25.04
Net Asset Value Total Return(d)	(0.06	)%(e)
Market Price Total Return(d)	(0.02	)%(e)
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$6,256
Ratio to average net assets of:
Expenses	0.22	%(f)
Net investment income	0.96	%(f)
Portfolio turnover rate(g)	0%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 10, 2014, the first day trading on the Exchange) to October 31, 2014 was 0.22%. The market price total return from Fund Inception to October 31, 2014 was 0.26%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares National AMT-Free Municipal Bond Portfolio (PZA)

	Year Ended October 31,
	2014	2013		2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$23.28	$25.74		$23.97	$24.28	$23.61
Net investment income(a)	1.00	0.98		1.05	1.08	1.07
Net realized and unrealized gain (loss) on investments	1.87	(2.46)		1.78	(0.28)	0.70
Total from investment operations	2.87	(1.48)		2.83	0.80	1.77
Distributions to shareholders from:
Net investment income	(1.01)	(0.98)		(1.06)	(1.11)	(1.10)
Return of capital	(0.01)	(0.00	)(b)	—	—	—
Total distributions	(1.02)	(0.98)		(1.06)	(1.11)	(1.10)
Transaction fees(a)	0.04	—		—	—	—
Net asset value at end of year	$25.17	$23.28		$25.74	$23.97	$24.28
Market price at end of year(c)	$25.25	$23.23		$25.79	$23.98	$24.29
Net Asset Value Total Return(d)	12.77%	(5.90)%		12.02%	3.63%	7.70%
Market Price Total Return(d)	13.35%	(6.27)%		12.18%	3.63%	7.97%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$739,986	$564,598		$933,177	$535,671	$658,066
Ratio to average net assets of:
Expenses, after Waivers	0.28%	0.28%		0.28%	0.28%	0.28%
Expenses, prior to Waivers	0.28%	0.28%		0.31%	0.35%	0.35%
Net investment income, after Waivers	4.13%	3.93%		4.18%	4.72%	4.47%
Portfolio turnover rate(e)	15%	12%		15%	17%	8%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

133

Financial Highlights (continued)

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)

	Year Ended October 31,
	2014	2013		2012		2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$22.37	$24.82		$23.49		$23.83	$22.94
Net investment income(a)	0.92	0.92		0.98		1.00	1.03
Net realized and unrealized gain (loss) on investments	1.96	(2.45)		1.33		(0.30)	0.92
Total from investment operations	2.88	(1.53)		2.31		0.70	1.95
Distributions to shareholders from:
Net investment income	(0.91)	(0.92)		(0.98)		(1.04)	(1.06)
Return of capital	(0.01)	(0.00	)(b)	(0.00	)(b)	—	—
Total distributions	(0.92)	(0.92)		(0.98)		(1.04)	(1.06)
Net asset value at end of year	$24.33	$22.37		$24.82		$23.49	$23.83
Market price at end of year(c)	$24.22	$22.28		$24.86		$23.45	$23.83
Net Asset Value Total Return(d)	13.16%	(6.32)%		10.02%		3.24%	8.71%
Market Price Total Return(d)	13.11%	(6.83)%		10.38%		3.07%	8.81%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$47,450	$49,204		$71,983		$37,584	$41,698
Ratio to average net assets of:
Expenses, after Waivers	0.26%	0.30%		0.28%		0.28%	0.28%
Expenses, prior to Waivers	0.26%	0.31%		0.31%		0.35%	0.35%
Net investment income, after Waivers	3.92%	3.84%		4.02%		4.41%	4.42%
Portfolio turnover rate(e)	18%	20%		0%		37%	3%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Preferred Portfolio (PGX)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$13.78	$14.82	$13.96	$14.28	$13.01
Net investment income(a)	0.88	0.91	0.94	0.95	0.92
Net realized and unrealized gain (loss) on investments	0.79	(1.03)	0.86	(0.32)	1.36
Total from investment operations	1.67	(0.12)	1.80	0.63	2.28
Distributions to shareholders from:
Net investment income	(0.88)	(0.92)	(0.94)	(0.95)	(0.99)
Return of capital	—	—	—	—	(0.02)
Total distributions	(0.88)	(0.92)	(0.94)	(0.95)	(1.01)
Net asset value at end of year	$14.57	$13.78	$14.82	$13.96	$14.28
Market price at end of year(b)	$14.62	$13.79	$14.84	$14.00	$14.29
Net Asset Value Total Return(c)	12.51%	(0.88)%	13.37%	4.53%	18.08%
Market Price Total Return(c)	12.81%	(0.95)%	13.18%	4.75%	17.70%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,264,758	$2,107,031	$2,081,189	$1,395,458	$1,345,981
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	6.21%	6.27%	6.52%	6.70%	6.66%
Portfolio turnover rate(d)	13%	29%	29%	30%	12%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

134

Financial Highlights (continued)

PowerShares Variable Rate Preferred Portfolio (VRP)

	For the Period April 28, 2014(a) Through October 31, 2014
Per Share Operating Performance:
Net asset value at beginning of period	$24.87
Net investment income(b)	0.60
Net realized and unrealized gain (loss) on investments	(0.08)
Total from investment operations	0.52
Distributions to shareholders from:
Net investment income	(0.51)
Return of capital	(0.03)
Total distributions	(0.54)
Net asset value at end of period	$24.85
Market price at end of period(c)	$24.92
Net Asset Value Total Return(d)	2.09	%(e)
Market Price Total Return(d)	2.38	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$91,950
Ratio to average net assets of:
Expenses	0.50	%(f)
Net investment income	4.79	%(f)
Portfolio turnover rate(g)	6%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (May 1, 2014, the first day of trading on the Exchange) to October 31, 2014 was 1.93%. The market price total return from Fund Inception to October 31, 2014 was 2.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

	Year Ended October 31,
	2014		2013		2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$24.99		$25.00		$25.00	$25.00	$25.00
Net investment income(a)	(0.02)		0.01		0.06	0.14	0.07
Net realized and unrealized gain (loss) on investments	(0.01)		(0.01)		—	—	—
Total from investment operations	(0.03)		—		0.06	0.14	0.07
Distributions to shareholders from:
Net investment income	—		(0.01)		(0.06)	(0.14)	(0.07)
Return of capital	(0.00	)(b)	(0.00	)(b)	—	—	—
Total distributions	(0.00	)(b)	(0.01)		(0.06)	(0.14)	(0.07)
Net asset value at end of year	$24.96		$24.99		$25.00	$25.00	$25.00
Market price at end of year(c)	$24.97		$24.99		$24.99	$25.00	$25.00
Net Asset Value Total Return(d)	(0.12)%		(0.00	)%(e)	0.23%	0.55%	0.31%
Market Price Total Return(d)	(0.08)%		0.04%		0.18%	0.55%	0.31%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$118,580		$193,700		$317,449	$427,502	$637,413
Ratio to average net assets of:
Expenses	0.25%		0.25%		0.25%	0.25%	0.25%
Net investment income	(0.11)%		0.03%		0.22%	0.57%	0.29%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Amount represents less than 0.005%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

135

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2014

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2014, the Trust offered fifty-eight portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares 1-30 Laddered Treasury Portfolio (PLW)	“1-30 Laddered Treasury Portfolio”
PowerShares Build America Bond Portfolio (BAB)	“Build America Bond Portfolio”
PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (formerly PowerShares Insured California Municipal Bond Portfolio)	“California AMT-Free Municipal Bond Portfolio”
PowerShares CEF Income Composite Portfolio (PCEF)	“CEF Income Composite Portfolio”
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	“Chinese Yuan Dim Sum Bond Portfolio”
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	“Emerging Markets Sovereign Debt Portfolio”
PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)	“Fundamental Emerging Markets Local Debt Portfolio”
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	“Fundamental High Yield® Corporate Bond Portfolio”
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	“Fundamental Investment Grade Corporate Bond Portfolio”
PowerShares Global Short Term High Yield Bond Portfolio (PGHY)	“Global Short Term High Yield Bond Portfolio”
PowerShares International Corporate Bond Portfolio (PICB)	“International Corporate Bond Portfolio”
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)*	“LadderRite 0-5 Year Corporate Bond Portfolio”
PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (formerly PowerShares Insured National Municipal Bond Portfolio)	“National AMT-Free Municipal Bond Portfolio”
PowerShares New York AMT-Free Municipal Bond Portfolio (PZT) (formerly PowerShares Insured New York Municipal Bond Portfolio)	“New York AMT-Free Municipal Bond Portfolio”
PowerShares Preferred Portfolio (PGX)	“Preferred Portfolio”
PowerShares Variable Rate Preferred Portfolio (VRP)**	“Variable Rate Preferred Portfolio”
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)	“VRDO Tax-Free Weekly Portfolio”

*	Commenced operations on September 8, 2014.
**	Commenced operations on April 28, 2014.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of LadderRite 0-5 Year Corporate Bond Portfolio, which are listed and traded on The NASDAQ Stock Market LLC.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of 1-30 Laddered Treasury Portfolio, CEF Income Composite Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, Global Short Term High Yield Bond Portfolio, LadderRite 0-5 Year Corporate Bond Portfolio, Preferred Portfolio and Variable Rate Preferred Portfolio are issued and redeemed in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units of Build America Bond Portfolio, California AMT-Free Municipal Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental Emerging Markets Local Debt Portfolio, International Corporate Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio generally are issued and redeemed in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

136

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
1-30 Laddered Treasury Portfolio	Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index
Build America Bond Portfolio	The BofA Merrill Lynch Build America Bond Index
California AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index
CEF Income Composite Portfolio	S-Network Composite Closed-End Fund IndexSM
Chinese Yuan Dim Sum Bond Portfolio	Citigroup Custom Dim Sum (Offshore CNY) Bond Index
Emerging Markets Sovereign Debt Portfolio	DB Emerging Market USD Liquid Balanced Index
Fundamental Emerging Markets Local Debt Portfolio	Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index
Fundamental High Yield® Corporate Bond Portfolio	RAFI® Bonds U.S. High Yield 1-10 Index
Fundamental Investment Grade Corporate Bond Portfolio	RAFI® Bonds U.S. Investment Grade 1-10 Index
Global Short Term High Yield Bond Portfolio	DB Global Short Maturity High Yield Bond Index
International Corporate Bond Portfolio	S&P International Corporate Bond Index®
LadderRite 0-5 Year Corporate Bond Portfolio	NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index
National AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index
New York AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index
Preferred Portfolio	The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index
Variable Rate Preferred Portfolio	Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index
VRDO Tax-Free Weekly Portfolio	Bloomberg US Municipal AMT-Free Weekly VRDO Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. Certain prior year amounts have been reclassified to conform to the current year presentation. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in a fund that are held as investments (the “Underlying Fund”) of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per Share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature

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exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the potential “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Funds’ (except for Variable Rate Preferred Portfolio’s) transaction costs.

Fixed-Income Securities Risk. Each Fund, except for CEF Income Composite Portfolio and Variable Rate Preferred Portfolio, invests in fixed-income securities. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be

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unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Industry or Geographic Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector or in the case of LadderRite 0-5 Year Corporate Bond Portfolio in a specific country or geographic region. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector or in the case of LadderRite 0-5 Year Corporate Bond Portfolio in a specific country or geographic region, a Fund may face more risks than if it were diversified broadly over numerous industries, sectors, countries or geographic regions. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV. With respect to LadderRite 0-5 Year Corporate Bond Portfolio, a natural or other disaster could occur in a country or geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected country or region.

Non-Diversified Fund Risk. Each Fund (except for Build America Bond Portfolio, CEF Income Composite Portfolio, Fundamental High Yield® Corporate Bond Portfolio, International Corporate Bond Portfolio, National AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Because the Build America Bond Portfolio, California AMT-Free Municipal Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental Emerging Markets Local Debt Portfolio, International Corporate Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio issue and redeem Creation Units principally for cash, those Funds will incur higher costs in buying and selling securities than if it they issued and redeemed Creation Units principally in-kind. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. Each Fund’s (except for 1-30 Laddered Treasury Portfolio and CEF Income Composite Portfolio) use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities that a Fund holds could result in a greater decline in NAV than would be the case if a Fund held all of the securities in its Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Build America Bond Portfolio, California AMT-Free Municipal Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental Emerging Markets Local Debt Portfolio, International Corporate Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio currently effect creations and redemptions principally for cash, rather than primarily in-kind, because of the nature of the Funds’ investments. As such, investments in such Funds’ Shares may be less tax efficient than investments in conventional ETFs.

Foreign Investment Risk. With respect to Emerging Markets Sovereign Debt Portfolio, Fundamental Emerging Markets Local Debt Portfolio, Global Short Term High Yield Bond Portfolio, International Corporate Bond Portfolio and LadderRite 0-5 Year Corporate Bond Portfolio, investments in the securities of non-U.S issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns.

Fund of Funds Risk. Because CEF Income Composite Portfolio is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise its Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own

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unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in its Underlying Index may be out of favor and underperform other segments.

Global Bonds Risk. Chinese Yuan Dim Sum Bond Portfolio, Emerging Markets Sovereign Debt Portfolio, Global Short Term High Yield Bond Portfolio and International Corporate Bond Portfolio invest in global bonds. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Generally, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Municipal Securities Risk. Build America Bond Portfolio, California AMT-Free Municipal Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Funds to value accurately than securities of public corporations. Since these Funds invest a significant portion of their portfolios in municipal securities, the Funds’ portfolios may have greater exposure to liquidity risk than funds that invest in non-municipal securities.

Sovereign Debt Risk. For Chinese Yuan Dim Sum Bond Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental Emerging Markets Local Debt Portfolio and Global Short Term High Yield Bond Portfolio, risks of sovereign debt include the relative size of the debt burden to the economy as a whole and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, these Funds may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Risks of Investing in Closed-End Funds. For CEF Income Composite Portfolio, the shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Preferred Stock Risk. With respect to Preferred Portfolio and Variable Rate Preferred Portfolio, preferred stock is subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer

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makes required payments to holders of its bonds and other debt. This subjects preferred stock to a greater risk of non-payment than more senior securities. Because of the subordinated position of preferred stock in an issuer’s capital structure, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, its quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of a preferred stock may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

G. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar

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equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

H. Securities Lending

During the fiscal year ended October 31, 2014, Preferred Portfolio participated in securities lending. The Fund loaned portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
1-30 Laddered Treasury Portfolio	0.25%
Build America Bond Portfolio	0.28%
California AMT-Free Municipal Bond Portfolio	0.28%
CEF Income Composite Portfolio	0.50%
Chinese Yuan Dim Sum Bond Portfolio	0.45%
Emerging Markets Sovereign Debt Portfolio	0.50%
Fundamental Emerging Markets Local Debt Portfolio	0.50%
Fundamental High Yield® Corporate Bond Portfolio	0.50%
Fundamental Investment Grade Corporate Bond Portfolio	0.22%
Global Short Term High Yield Bond Portfolio	0.35%
International Corporate Bond Portfolio	0.50%
LadderRite 0-5 Year Corporate Bond Portfolio	0.22%
National AMT-Free Municipal Bond Portfolio	0.28%
New York AMT-Free Municipal Bond Portfolio	0.28%
Preferred Portfolio	0.50%
Variable Rate Preferred Portfolio	0.50%
VRDO Tax-Free Weekly Portfolio	0.25%

Further, through August 31, 2015, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

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For the fiscal year/period ended October 31, 2014, the Adviser waived fees for each Fund in the following amounts:

1-30 Laddered Treasury Portfolio	$564
Build America Bond Portfolio	29,325
California AMT-Free Municipal Bond Portfolio	—
CEF Income Composite Portfolio	1,245
Chinese Yuan Dim Sum Bond Portfolio	4,772
Emerging Markets Sovereign Debt Portfolio	17,428
Fundamental Emerging Markets Local Debt Portfolio	50
Fundamental High Yield® Corporate Bond Portfolio	4,939
Fundamental Investment Grade Corporate Bond Portfolio	255
Global Short Term High Yield Bond Portfolio	659
International Corporate Bond Portfolio	182
LadderRite 0-5 Year Corporate Bond Portfolio	10
National AMT-Free Municipal Bond Portfolio	—
New York AMT-Free Municipal Bond Portfolio	—
Preferred Portfolio	5,820
Variable Rate Preferred Portfolio	178
VRDO Tax-Free Weekly Portfolio	—

For the fiscal year ended October 31, 2013, Fundamental Emerging Markets Local Debt Portfolio received payments from service providers of $65,046 related to the economic impact of a transaction.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
1-30 Laddered Treasury Portfolio	The NASDAQ OMX Group, Inc.
Build America Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
California AMT-Free Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
CEF Income Composite Portfolio	S-Network Global Indexes, LLC
Chinese Yuan Dim Sum Bond Portfolio	Citigroup Index LLC
Emerging Markets Sovereign Debt Portfolio	Deutsche Bank Securities Inc.
Fundamental Emerging Markets Local Debt Portfolio	Citigroup Index LLC
Fundamental High Yield® Corporate Bond Portfolio	Research Affiliates®
Fundamental Investment Grade Corporate Bond Portfolio	Research Affiliates®
Global Short Term High Yield Bond Portfolio	Deutsche Bank Securities Inc.
International Corporate Bond Portfolio	Standard & Poor’s®
LadderRite 0-5 Year Corporate Bond Portfolio	The NASDAQ OMX Group, Inc./LadderRite Portfolios LLC
National AMT-Free Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
New York AMT-Free Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
Preferred Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
Variable Rate Preferred Portfolio	Wells Fargo Securities LLC and Wells Fargo & Company
VRDO Tax-Free Weekly Portfolio	Bloomberg Finance L.P.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

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Note 4. Investments in Affiliates

Each Fund’s Adviser and the adviser for Invesco Bond Fund and Invesco Senior Income Trust are wholly-owned subsidiaries of Invesco Ltd., and therefore are considered to be affiliated with the Funds. The table below shows each Fund’s transactions in, and earnings from, its investments in Invesco Bond Fund and Invesco Senior Income Trust for the fiscal year ended October 31, 2014.

CEF Income Composite Portfolio

	Value October 31, 2013	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Value October 31, 2014	Dividend Income
Invesco Bond Fund	$1,406,164	$652,940	$(452,519)	$66,207	$(37,439	)(a)	$1,635,353	$79,352
Invesco Senior Income Trust	3,421,181	3,933,404	(278,445)	(581,099)	(10,686)		6,484,355	288,456

Total Investments in Affiliates	$4,827,345	$4,586,344	$(730,964)	$(514,892)	$(48,125)		$8,119,708	$367,808

(a)	Includes $17,544 of capital gains distributions from affiliated Underlying Funds.

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the CEF Income Composite Portfolio, Preferred Portfolio and the Funds listed below, as of October 31, 2014, all of the securities in each Fund were valued based on Level 2 inputs (see the Schedules of Investments for security categories). All of the securities in CEF Income Composite Portfolio and Preferred Portfolio were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
1-30 Laddered Treasury Portfolio
U.S. Treasury Securities	$—	$277,019,714	$—	$277,019,714
Money Market Fund	109,101	—	—	109,101

Total Investments	$109,101	$277,019,714	$—	$277,128,815

Build America Bond Portfolio
Municipal Obligations	$—	$665,524,142	$—	$665,524,142
Money Market Fund	17,219,197	—	—	17,219,197

Total Investments	$17,219,197	$665,524,142	$—	$682,743,339

Chinese Yuan Dim Sum Bond Portfolio
Foreign Corporate Debt Securities	$—	$130,034,885	$—	$130,034,885
Foreign Government Debt Securities	—	34,260,345	—	34,260,345
Money Market Fund	665,671	—	—	665,671

Total Investments	$665,671	$164,295,230	$—	$164,960,901

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	Investments in Securities
	Level 1	Level 2	Level 3	Total
Emerging Markets Sovereign Debt Portfolio
Foreign Government Debt Securities	$—	$2,394,987,213	$—	$2,394,987,213
Money Market Fund	5,967,170	—	—	5,967,170

Total Investments	$5,967,170	$2,394,987,213	$—	$2,400,954,383

Fundamental Emerging Market Local Debt Portfolio
Foreign Government Debt Securities	$—	$4,033,301	$—	$4,033,301
Money Market Fund	5,421	—	—	5,421

Total Investments	$5,421	$4,033,301	$—	$4,038,722

Fundamental High Yield® Corporate Bond Portfolio
Corporate Debt Securities	$—	$556,796,312	$—	$556,796,312
Money Market Fund	935,477	—	—	935,477

Total Investments	$935,477	$556,796,312	$—	$557,731,789

Fundamental Investment Grade Corporate Bond Portfolio
Corporate Debt Securities	$—	$30,223,697	$—	$30,223,697
Money Market Fund	286,312	—	—	286,312

Total Investments	$286,312	$30,223,697	$—	$30,510,009

Global Short Term High Yield Bond Portfolio
Foreign Corporate Debt Securities	$—	$29,982,910	$—	$29,982,910
Foreign Government Debt Securities	—	5,947,280	—	5,947,280
Money Market Fund	813,996	—	—	813,996

Total Investments	$813,996	$35,930,190	$—	$36,744,186

International Corporate Bond Portfolio
Foreign Corporate Debt Securities	$—	$258,365,025	$—	$258,365,025
Money Market Fund	444,058	—	—	444,058

Total Investments	$444,058	258,365,025	—	258,809,083

LadderRite 0-5 Year Corporate Bond Portfolio
Corporate Debt Securities	$—	$6,159,311	$—	$6,159,311
Money Market Fund	36,630	—	—	36,630

Total Investments	$36,630	$6,159,311	$—	$6,195,941

Variable Rate Preferred Portfolio
Corporate Debt Securities	$—	$36,946,198	$—	$36,946,198
Preferred Stock	53,837,457	—	—	53,837,457
Money Market Fund	27,488	—	—	27,488

Total Investments	$53,864,945	$36,946,198	$—	$90,811,143

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014				2013
	Ordinary Income	Long-term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Return of Capital	Tax-Exempt Income
1-30 Laddered Treasury Portfolio	$5,501,530	$—	$—	$—	$3,721,344	$12,481	$—	$—
Build America Bond Portfolio	31,930,447	—	—	—	47,070,053	—	—	—
California AMT-Free Municipal Bond Portfolio	183	—	35,235	2,135,679	95	—	8,511	2,635,650
CEF Income Composite Portfolio	39,483,270	3,369,161	—	—	26,361,402	—	8,400,472	—
Chinese Yuan Dim Sum Bond Portfolio	4,855,352	—	741,356	—	2,117,217	—	—	—
Emerging Markets Sovereign Debt Portfolio	92,433,582	—	—	—	105,617,667	—	—	—
Fundamental Emerging Markets Local Debt Portfolio	39,619	—	169,384	—	—	—	184,025	—

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	2014				2013
	Ordinary Income	Long-term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Return of Capital	Tax-Exempt Income
Fundamental High Yield® Corporate Bond Portfolio	$27,591,578	$—	$—	$—	$35,119,389	$—	$—	$—
Fundamental Investment Grade Corporate Bond Portfolio	687,637	18,146	—	—	697,632	12,073	—	—
Global Short Term High Yield Bond Portfolio	1,262,978	—	51,367	—	99,000	—	—	—
International Corporate Bond Portfolio	5,340,605	191,895	—	—	3,330,540	40,961	655,978	—
LadderRite 0-5 Year Corporate Bond Portfolio	6,250	—	—	—	—	—	—	—
National AMT-Free Municipal Bond Portfolio	—	—	378,681	25,517,623	597	—	4,201	34,693,330
New York AMT-Free Municipal Bond Portfolio	3,335	—	20,357	1,807,542	5,386	—	10,213	2,464,340
Preferred Portfolio	132,194,912	—	—	—	147,728,843	—	—	—
Variable Rate Preferred Portfolio	1,051,191	—	70,809	—	—	—	—	—
VRDO Tax-Free Weekly Portfolio	—	—	7,525	—	64	—	21,885	76,762

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
1-30 Laddered Treasury Portfolio	$—	$—	$13,323,664	$—	$(36,228)	$266,347,543	$279,634,979
Build America Bond Portfolio	—	—	68,074,319	—	(284,528)	627,366,369	695,156,160
California AMT— Free Municipal Bond Portfolio	—	—	3,733,990	—	(1,884,983)	64,320,428	66,169,435
CEF Income Composite Portfolio	—	—	1,066,250	—	—	618,846,270	619,912,520
Chinese Yuan Dim Sum Bond Portfolio	—	—	(1,291,641)	12,304	(588,047)	168,318,505	166,451,121
Emerging Markets Sovereign Debt Portfolio	—	—	(47,781,914)	—	(25,609,003)	2,502,802,367	2,429,411,450
Fundamental Emerging Markets Local Debt Portfolio	—	—	(710,913)	(9,564)	(226,253)	5,078,251	4,131,521
Fundamental High Yield® Corporate Bond Portfolio	—	—	4,973,816	—	(5,835,540)	566,631,964	565,770,240
Fundamental Investment Grade Corporate Bond Portfolio	14,007	—	235,170	—	(1,183)	30,290,381	30,538,375
Global Short Term High Yield Bond Portfolio	—	—	(662,072)	—	(386,150)	38,436,900	37,388,678
International Corporate Bond Portfolio	—	—	110,315	(188,627)	—	263,310,939	263,232,627
LadderRite 0— 5 Year Corporate Bond Portfolio	1,127	—	(15,508)	—	—	6,270,863	6,256,482
National AMT— Free Municipal Bond Portfolio	—	—	51,201,722	—	(5,581,047)	694,365,485	739,986,160
New York AMT— Free Municipal Bond Portfolio	—	—	2,698,446	—	(1,253,653)	46,005,041	47,449,834
Preferred Portfolio	40,676	—	39,364,521	—	(48,858,666)	2,274,211,857	2,264,758,388
Variable Rate Preferred Portfolio	—	—	(716,952)	—	(917)	92,667,853	91,949,984
VRDO Tax— Free Weekly Portfolio	—	—	—	—	(4)	118,580,118	118,580,114

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The following Funds have capital loss carryforwards as of October 31, 2014, which expire as follows:

					Post-effective no expiration
	2016	2017	2018	2019	Short-term	Long-term	Total*	Utilized	Expired
1-30 Laddered Treasury Portfolio	$—	$—	$—	$—	$3,277	$32,951	$36,228	$—	$—
Build America Bond Portfolio	—	—	6,399	—	278,129	—	284,528	2,581,255	—
California AMT-Free Municipal Bond Portfolio	—	—	—	438,783	323,917	1,122,283	1,884,983	—	—
CEF Income Composite Portfolio	—	—	—	—	—	—	—	59,611	—
Chinese Yuan Dim Sum Bond Portfolio	—	—	—	—	523,375	64,672	588,047	—	—
Emerging Markets Sovereign Debt Portfolio	531,185	558,313	212,582	818,907	11,536,988	11,951,028	25,609,003	—	—
Fundamental Emerging Markets Local Debt Portfolio	—	—	—	—	181,026	45,227	226,253	—	—
Fundamental High Yield® Corporate Bond Portfolio	—	—	—	—	5,384,859	450,681	5,835,540	—	—
Fundamental Investment Grade Corporate Bond Portfolio	—	—	—	—	785	398	1,183	—	—
Global Short Term High Yield Bond Portfolio	—	—	—	—	386,150	—	386,150	—	—
International Corporate Bond Portfolio	—	—	—	—	—	—	—	—	—
LadderRite 0-5 Year Corporate Bond Portfolio	—	—	—	—	—	—	—	—	—
National AMT-Free Municipal Bond Portfolio	—	—	—	3,919,330	397,115	1,264,602	5,581,047	—	—
New York AMT-Free Municipal Bond Portfolio	136,120	125,849	—	74,902	287,266	629,516	1,253,653	—	—
Preferred Portfolio	—	37,146,794	—	—	6,351,652	5,360,220	48,858,666	—	—
Variable Rate Preferred Portfolio	—	—	—	—	917	—	917	—	—
VRDO Tax-Free Weekly Portfolio	—	—	—	—	4	—	4	—	—

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year/period ended October 31, 2014, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Build America Bond Portfolio	$45,054,485	$79,011,470
California AMT-Free Municipal Bond Portfolio	14,561,915	14,458,936
CEF Income Composite Portfolio	107,109,901	107,871,952
Chinese Yuan Dim Sum Bond Portfolio	120,211,907	54,087,352
Emerging Markets Sovereign Debt Portfolio	306,730,980	277,725,436
Fundamental Emerging Markets Local Debt Portfolio	1,113,817	1,052,503
Fundamental High Yield® Corporate Bond Portfolio	132,308,712	120,756,343
Fundamental Investment Grade Corporate Bond Portfolio	2,808,617	2,607,728
Global Short Term High Yield Bond Portfolio	17,571,098	7,688,204
International Corporate Bond Portfolio	104,814,819	35,121,843
LadderRite 0-5 Year Corporate Bond Portfolio	100,808	0
National AMT-Free Municipal Bond Portfolio	214,887,106	91,246,661
New York AMT-Free Municipal Bond Portfolio	8,097,882	11,706,189
Preferred Portfolio	295,597,545	276,062,314
Variable Rate Preferred Portfolio	11,767,608	2,740,650
VRDO Tax-Free Weekly Portfolio	—	—

For the fiscal year ended October 31, 2014, the cost of securities purchased and the proceeds from sales of U.S. Treasury Obligations, excluding short-term securities, money market funds and in-kind transactions, for the 1-30 Laddered Treasury Portfolio amounted to $12,546,445 and $10,059,338, respectively.

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For the fiscal year/period ended October 31, 2014, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
1-30 Laddered Treasury Portfolio	$131,498,957	$20,892,411
Build America Bond Portfolio	—	—
California AMT-Free Municipal Bond Portfolio	—	—
CEF Income Composite Portfolio	190,730,238	37,280,002
Chinese Yuan Dim Sum Bond Portfolio	—	—
Emerging Markets Sovereign Debt Portfolio	677,849,082	337,206,505
Fundamental Emerging Markets Local Debt Portfolio	—	—
Fundamental High Yield® Corporate Bond Portfolio	177,062,254	237,565,312
Fundamental Investment Grade Corporate Bond Portfolio	5,137,970	8,483,195
Global Short Term High Yield Bond Portfolio	13,794,998	—
International Corporate Bond Portfolio	65,371,538	21,686,066
LadderRite 0-5 Year Corporate Bond Portfolio	4,925,718	—
National AMT-Free Municipal Bond Portfolio	—	—
New York AMT-Free Municipal Bond Portfolio	—	—
Preferred Portfolio	295,765,863	274,094,756
Variable Rate Preferred Portfolio	82,602,957	—
VRDO Tax-Free Weekly Portfolio	—	—

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2014, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
1-30 Laddered Treasury Portfolio	$263,805,151	$13,323,664	$13,323,664	$—
Build America Bond Portfolio	614,669,020	68,074,319	71,180,686	(3,106,367)
California AMT-Free Municipal Bond Portfolio	58,649,879	3,733,990	3,988,991	(255,001)
CEF Income Composite Portfolio	618,490,293	1,066,250	27,541,963	(26,475,713)
Chinese Yuan Dim Sum Bond Portfolio	166,252,542	(1,291,641)	485,426	(1,777,067)
Emerging Markets Sovereign Debt Portfolio	2,448,736,297	(47,781,914)	23,445,455	(71,227,369)
Fundamental Emerging Markets Local Debt Portfolio	4,749,635	(710,913)	26,077	(736,990)
Fundamental High Yield® Corporate Bond Portfolio	552,757,973	4,973,816	10,425,338	(5,451,522)
Fundamental Investment Grade Corporate Bond Portfolio	30,274,839	235,170	414,641	(179,471)
Global Short Term High Yield Bond Portfolio	37,406,258	(662,072)	177,047	(839,119)
International Corporate Bond Portfolio	258,698,768	110,315	110,315	—
LadderRite 0-5 Year Corporate Bond Portfolio	6,211,449	(15,508)	572	(16,080)
National AMT-Free Municipal Bond Portfolio	669,368,542	51,201,722	51,843,723	(642,001)
New York AMT-Free Municipal Bond Portfolio	42,984,334	2,698,446	2,953,447	(255,001)
Preferred Portfolio	2,306,521,615	39,364,521	64,986,914	(25,622,393)
Variable Rate Preferred Portfolio	91,528,095	(716,952)	252,524	(969,476)
VRDO Tax-Free Weekly Portfolio	109,690,000	—	—	—

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on October 31, 2014, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These

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reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2014, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
1-30 Laddered Treasury Portfolio	$25,710	$(1,432,045)	$1,406,335
Build America Bond Portfolio	106,006	—	(106,006)
California AMT-Free Municipal Bond Portfolio	—	—	—
CEF Income Composite Portfolio	8,390,818	(3,277,174)	(5,113,644)
Chinese Yuan Dim Sum Bond Portfolio	(883,583)	884,166	(583)
Emerging Markets Sovereign Debt Portfolio	328,630	(8,259,498)	7,930,868
Fundamental Emerging Markets Local Debt Portfolio	(164,516)	164,516	—
Fundamental High Yield® Corporate Bond Portfolio	78,513	(7,851,381)	7,772,868
Fundamental Investment Grade Corporate Bond Portfolio	(12)	26,281	(26,269)
Global Short Term High Yield Bond Portfolio	—	—	—
International Corporate Bond Portfolio	(192,294)	(541,495)	733,789
LadderRite 0-5 Year Corporate Bond Portfolio	—	—	—
National AMT-Free Municipal Bond Portfolio	—	—	—
New York AMT-Free Municipal Bond Portfolio	—	—	—
Preferred Portfolio	(222,564)	(14,098,309)	14,320,873
Variable Rate Preferred Portfolio	—	—	—
VRDO Tax-Free Weekly Portfolio	172,026	—	(172,026)

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and Officer of the Funds. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio and Variable Rate Preferred Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For 1-30 Laddered Treasury Portfolio, CEF Income Composite Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, Global Short Term High Yield Bond Portfolio, LadderRite 0-5 Year Corporate Bond Portfolio, Preferred Portfolio and Variable Rate Preferred Portfolio, Creation Units are generally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. For Build America Bond Portfolio, California AMT-Free Municipal Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental Emerging Markets Local Debt Portfolio, International Corporate Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio, such transactions are in exchange for the deposit or delivery of cash.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in

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the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

California AMT-Free Municipal Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental Emerging Markets Local Debt Portfolio, International Corporate Bond Portfolio and National AMT-Free Municipal Bond Portfolio charge certain transaction fees for creations and redemptions, which are treated as increases in capital, which are shown in the Statements of Changes in Net Assets as Transaction fees.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio (formerly PowerShares Insured California Municipal Bond Portfolio), PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio (formerly PowerShares Insured National Municipal Bond Portfolio), PowerShares New York AMT-Free Municipal Bond Portfolio (formerly PowerShares Insured New York Municipal Bond Portfolio), PowerShares Preferred Portfolio, PowerShares Variable Rate Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2014

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Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of 1,000 invested at the beginning of the period and held through the six-month (or shorter) period ended October 31, 2014.

In addition to the fees and expenses which the PowerShares CEF Income Composite Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that you bear indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by 1,000 (for example, an 8,600 account value divided by 1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5 hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares 1-30 Laddered Treasury Portfolio (PLW)
Actual	$1,000.00	$1,052.54	0.25%	$1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares Build America Bond Portfolio (BAB)
Actual	1,000.00	1,054.42	0.27	1.40
Hypothetical (5% return before expenses)	1,000.00	1,023.84	0.27	1.38
PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)
Actual	1,000.00	1,051.14	0.28	1.45
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
PowerShares CEF Income Composite Portfolio (PCEF)
Actual	1,000.00	1,012.16	0.50	2.54
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

152

Fees and Expenses (continued)

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)
Actual	$1,000.00	$1,036.43	0.45%	$2.31
Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)
Actual	1,000.00	1,051.03	0.50	2.58
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)
Actual	1,000.00	975.88	0.50	2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)
Actual	1,000.00	1,009.41	0.50	2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)
Actual	1,000.00	1,014.31	0.22	1.12
Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.22	1.12
PowerShares Global Short Term High Yield Bond Portfolio (PGHY)
Actual	1,000.00	994.45	0.35	1.76
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares International Corporate Bond Portfolio (PICB)
Actual	1,000.00	960.63	0.50	2.47
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)(2)
Actual	1,000.00	999.40	0.22	0.33
Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.22	1.12
PowerShares National AMT-Free Municipal Bond Portfolio (PZA)
Actual	1,000.00	1,060.05	0.28	1.45
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)
Actual	1,000.00	1,058.42	0.28	1.45
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
PowerShares Preferred Portfolio (PGX)
Actual	1,000.00	1,040.85	0.50	2.57
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares Variable Rate Preferred Portfolio (VRP)
Actual	1,000.00	1,019.35	0.50	2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
Actual	1,000.00	999.20	0.25	1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

(2)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period September 8, 2014 (Commencement of Investment Operations) through October 31, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 54/365. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365.

153

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

	Qualified Interest-Income*	Qualified Dividend Income*	Corporate Dividends-Received Deduction*	Tax Exempt Income*	Long Term Capital Gain
1-30 Laddered Treasury Portfolio	100%	0%	0%	0%	$—
Build America Bond Portfolio	100%	0%	0%	0%	—
California AMT-Free Municipal Bond Portfolio	0%	0%	0%	98%	—
CEF Income Composite Portfolio	0%	19%	19%	0%	3,369,161
Chinese Yuan Dim Sum Bond Portfolio	0%	0%	0%	0%	—
Emerging Markets Sovereign Debt Portfolio	0%	0%	0%	0%	—
Fundamental Emerging Markets Local Debt Portfolio	0%	0%	0%	0%	—
Fundamental High Yield® Corporate Bond Portfolio	100%	0%	0%	0%	—
Fundamental Investment Grade Corporate Bond Portfolio	100%	0%	0%	0%	18,146
Global Short Term High Yield Bond Portfolio	69%	0%	0%	0%	—
International Corporate Bond Portfolio	0%	0%	0%	0%	191,895
LadderRite 0-5 Year Corporate Bond Portfolio	100%	0%	0%	0%	—
National AMT-Free Municipal Bond Portfolio	0%	0%	0%	99%	—
New York AMT-Free Municipal Bond Portfolio	0%	0%	0%	99%	—
Preferred Portfolio	0%	66%	59%	0%	—
Variable Rate Preferred Portfolio	0%	71%	70%	0%	—
VRDO Tax-Free Weekly Portfolio	0%	0%	0%	0%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

154

Trustees and Officers

The Trustees and officers information is current as of October 31, 2014.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	116	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	116	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Retired. Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance and Chief Accounting Officer, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	116	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	116	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	116	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

155

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	116	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	116	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

156

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	116	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

157

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

158

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (since 2014); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Deputy Chief Compliance Officer of Invesco Advisers, Inc. (since 2014); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2012); U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

159

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

At a meeting held on June 24, 2014, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (the “Fund”).

The Trustees reviewed information provided by the Adviser at meetings held on March 4, April 17, and June 24, 2014 describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether the fee level reflects any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered to and amounts paid by other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with the Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for the Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the proposed functions to be performed by the Adviser for the Fund, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Fund, and considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for the Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of the proposed services to be provided by the Adviser to the Fund under the Investment Advisory Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on the Fund’s proposed advisory fee, as compared to information compiled from Lipper Inc. databases on the average and median net expense ratios of comparable ETF peers, as well as the average and median net expense ratios of the Fund’s Lipper peer group, which includes ETF and non-ETF funds. The Trustees also noted the information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of various types of ETFs and open-end actively managed funds that they had received in connection with the 2014 contract renewal process for other ETFs for which the Adviser serves as investment adviser. The Trustees noted that the proposed annual advisory fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund except brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Trustees noted that the Fund’s proposed unitary advisory fee generally was lower than or within an acceptable range of the average and median advisory fees and net expense ratios of the ETFs in its ETF universe and of the Fund’s Lipper peer group. The Trustees considered the Fund’s proposed advisory fee in light of the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the Fund’s proposed licensing fee was payable out of the proposed unitary fee to be charged to the Fund. The Board concluded that the proposed unitary advisory fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the proposed costs of services for the Fund and the estimated fees to be paid by the Adviser. The Trustees considered information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship with other ETFs for which it serves as investment adviser. The Trustees concluded that the estimated profits to be realized by the Adviser with respect to the Fund appeared to be reasonable in comparison with the proposed costs of providing investment advisory services to the Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund, and concluded that the flat advisory fee was reasonable and appropriate.

160

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (continued)

The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationship with the Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for the Fund.

161

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2014 Invesco PowerShares Capital Management LLC		P-PS-AR-9
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

October 31, 2014

2014 Annual Report to Shareholders

DWAS	PowerShares DWA SmallCap Momentum Portfolio

PSCD	PowerShares S&P SmallCap Consumer Discretionary Portfolio

PSCC	PowerShares S&P SmallCap Consumer Staples Portfolio

PSCE	PowerShares S&P SmallCap Energy Portfolio

PSCF	PowerShares S&P SmallCap Financials Portfolio

PSCH	PowerShares S&P SmallCap Health Care Portfolio

PSCI	PowerShares S&P SmallCap Industrials Portfolio

PSCT	PowerShares S&P SmallCap Information Technology Portfolio

PSCM	PowerShares S&P SmallCap Materials Portfolio

PSCU	PowerShares S&P SmallCap Utilities Portfolio

2

The Market Environment

Domestic Equity

The US economy remained “good but not great” during the fiscal year ended October 31, 2014. Slow but steady growth, helped by historically low interest rates, generally drove US equity markets higher during the reporting period. The fiscal year began with renewed optimism after it became apparent that a two-week federal government shutdown in 2013 had not derailed the economy. Evidence of economic improvement caused the US equity market to rally in late 2013, despite the announcement by the US Federal Reserve in December that it would begin reducing the scope of its asset purchase program in early 2014. The US stock market turned volatile in the first months of 2014, as investors began to worry that stocks may have risen too far, too fast. Unusually cold winter weather negatively affected consumers, and the US economy contracted in the first quarter before rebounding strongly in the second quarter. While corporate earnings generally were resilient throughout the fiscal year, driven by strong profitability across many sectors, investors worried about political developments in Ukraine and signs of economic sluggishness in China. Toward the end of the reporting period, a sharp drop in global oil prices, evidence of economic stagnation in Europe and concern about the first cases of Ebola in the US increased US equity market volatility.

3

DWAS	Manager’s Analysis
PowerShares DWA SmallCap Momentum Portfolio (DWAS)

As an index fund, the PowerShares DWA SmallCap Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright SmallCap Technical Leaders™ Index (the “Index”). The Fund generally will invest at least 90% of its total assets in equity securities of small capitalization companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates (“Dorsey Wright” or the “Index Provider”) includes securities in the Index pursuant to a proprietary selection methodology that is designed to identify listed companies that demonstrate powerful relative strength characteristics. The Index Provider determines a company’s relative strength characteristics based on that company’s market performance. The Index Provider selects approximately 200 listed companies for inclusion in the Index from a small cap universe of approximately 2,000 of the smallest U.S. companies selected from a broader set of 3,000 companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 2.80%. On a net asset value (“NAV”) basis, the Fund returned 3.03%. During the same time period, the Index returned 3.52%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around quarterly rebalances during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 8.06%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a small cap weighted benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the financial sector during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the stock selection in the health care sector and the consumer discretionary sector.

For the fiscal year ended October 31, 2014, the health care sector contributed most significantly to the Fund’s return, followed by the financials and materials sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the energy and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Exact Sciences Corp., a health care company (portfolio average weight of 1.23%), and Lannett Co., Inc., a health care company (portfolio average weight of 1.02%). Positions that detracted most significantly from the Fund’s return included MEI Pharma, Inc., a health care company (no longer held at fiscal year-end), and Conn’s, Inc., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Health Care	23.2
Consumer Discretionary	16.2
Information Technology	15.3
Financials	14.2
Industrials	13.6
Materials	9.1
Energy	4.6
Consumer Staples	3.0
Telecommunication Services	0.8
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Exact Sciences Corp.	2.0
Akorn, Inc.	1.8
Lannett Co., Inc.	1.7
KapStone Paper and Packaging Corp.	1.5
Virtus Investment Partners, Inc.	1.4
Puma Biotechnology, Inc.	1.3
Federated National Holding Co.	1.2
PolyOne Corp.	1.2
Pacira Pharmaceuticals, Inc.	1.2
Graphic Packaging Holding Co.	1.2
Total	14.5

4

PowerShares DWA SmallCap Momentum Portfolio (DWAS) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
Dorsey Wright SmallCap Technical LeadersTM Index	3.52%	21.81%	56.86%
Russell 2000® Index	8.06	19.75	50.89
Fund
NAV Return	3.03	21.02	54.63
Market Price Return	2.80	20.95	54.44

Fund Inception: July 19, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

PSCD	Manager’s Analysis
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

As an index fund, the PowerShares S&P SmallCap Consumer Discretionary Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer discretionary companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services.

Standard & Poor’s, a division of The McGraw-Hill Company, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 4.45%. On a net asset value (“NAV”) basis, the Fund returned 4.66%. During the same time period, the Index returned 4.84%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 9.29%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the specialty retail industry and did not have allocation to the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s concentration in the consumer discretionary sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2014, the hotels, restaurants & leisure industry contributed most significantly to the

Fund’s return, followed by the textiles, apparel & luxury goods and media industries, respectively. The leisure products industry detracted most significantly from the Fund’s return, followed by automobiles and diversified consumer services industries, respectively.

Positions that contributed most significantly to the Fund’s return included Kate Spade & Co, a textiles, apparel & luxury goods company (no longer held at fiscal year-end), and Jack in the Box, Inc., a hotels, restaurants & leisure company (portfolio average weight of 2.33%). Positions that detracted most significantly from the Fund’s return included Lumber Liquidators Holdings, Inc., a specialty retail company (portfolio average weight of 2.20%), and Quiksilver, Inc., a textiles, apparel & luxury goods company (portfolio average weight of 0.69%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Specialty Retail	29.4
Hotels, Restaurants & Leisure	27.5
Textiles, Apparel & Luxury Goods	13.8
Household Durables	10.7
Auto Components	4.0
Diversified Consumer Services	3.6
Distributors	2.9
Media	2.0
Leisure Products	2.0
Internet & Catalog Retail	1.9
Multi-line Retail	1.5
Automobiles	0.6
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Buffalo Wild Wings, Inc.	3.0
Jack in the Box, Inc.	2.9
Wolverine World Wide, Inc.	2.9
Cracker Barrel Old Country Store, Inc.	2.9
Pool Corp.	2.8
Skechers U.S.A., Inc., Class A	2.3
Men’s Wearhouse, Inc. (The)	2.2
Marriott Vacations Worldwide Corp.	2.1
Iconix Brand Group, Inc.	2.0
Genesco, Inc.	1.9
Total	25.0

6

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Discretionary Index	4.84%	21.53%	79.50%	15.18%	90.59%
S&P SmallCap 600® Index	9.29	19.97	72.69	15.53	93.23
Fund
NAV Return	4.66	21.22	78.13	14.86	88.29
Market Price Return	4.45	21.18	77.97	14.89	88.48

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

PSCC	Manager’s Analysis
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

As an index fund, the PowerShares S&P SmallCap Consumer Staples Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer staples companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that have noncyclical characteristics, including tobacco, food and beverage, and non-discretionary retail.

Standard & Poor’s, a division of The McGraw-Hill Company, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 11.08%. On a net asset value (“NAV”) basis, the Fund returned 11.32%. During the same time period, the Index returned 11.62%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 9.29%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the food products industry and most underweight in the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s concentration in the consumer staples sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2014, the food products industry contributed most significantly to the Fund’s return, followed by the food & staples retailing and household products industries, respectively. The tobacco industry detracted most significantly from the Fund’s return, followed by the personal products industry.

Positions that contributed most significantly to the Fund’s return included Cal-Maine Foods, Inc., a food products company (portfolio average weight of 4.68%), and TreeHouse Foods, Inc., a food products company (portfolio average weight of 11.25%). Positions that detracted most significantly from the Fund’s return included Darling Ingredients, Inc., a food products company (portfolio average weight of 12.44%), and Inter Parfums, Inc., a personal products company (portfolio average weight of 3.04%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Food Products	54.4
Food & Staples Retailing	19.9
Beverages	8.0
Household Products	6.8
Tobacco	6.4
Personal Products	4.6
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
TreeHouse Foods, Inc.	13.1
Casey’s General Stores, Inc.	11.3
Darling Ingredients, Inc.	10.6
Boston Beer Co., Inc. (The), Class A	8.1
Universal Corp.	5.5
WD-40 Co.	4.8
J & J Snack Foods Corp.	4.6
Snyders-Lance, Inc.	4.5
SpartanNash Co.	4.5
Cal-Maine Foods, Inc.	4.4
Total	71.4

8

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Staples Index	11.62%	21.35%	78.69%	18.89%	120.24%
S&P SmallCap 600® Index	9.29	19.97	72.69	15.53	93.23
Fund
NAV Return	11.32	21.16	77.86	18.65	118.37
Market Price Return	11.08	21.12	77.69	18.65	118.38

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

PSCE	Manager’s Analysis
PowerShares S&P SmallCap Energy Portfolio (PSCE)

As an index fund, the PowerShares S&P SmallCap Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. energy companies that comprise the Index. These companies are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services and pipelines.

Standard & Poor’s, a division of The McGraw-Hill Company, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned (21.82)%. On a net asset value (“NAV”) basis, the Fund returned (21.57)%. During the same time period, the Index returned (21.34)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 9.29%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of Small-Cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the energy equipment & services industry and most underweight in the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s concentration in the energy sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2014, each industry generated negative performance for the Fund. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return, followed by energy equipment & services.

Positions that contributed most significantly to the Fund’s return included Exterran Holdings, Inc., an energy equipment & services company (portfolio average weight of 7.61%), and Green Plains, Inc., an oil, gas & consumable fuels company (portfolio average weight of 2.57%). Positions that detracted most significantly from the Fund’s return included PDC Energy, Inc., an oil, gas & consumable fuels company (portfolio average weight of 6.67%), and Geospace Technologies Corp., an energy equipment & services company (portfolio average weight of 2.74%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Energy Equipment & Services	54.9
Oil, Gas & Consumable Fuels	45.1
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Exterran Holdings, Inc.	9.3
Bristow Group, Inc.	9.3
Carrizo Oil & Gas, Inc.	7.8
PDC Energy, Inc.	5.5
SEACOR Holdings, Inc.	5.5
Stone Energy Corp.	4.9
Green Plains, Inc.	4.1
Hornbeck Offshore Services, Inc.	3.5
Newpark Resources, Inc.	3.4
C&J Energy Services, Inc.	3.1
Total	56.4

10

PowerShares S&P SmallCap Energy Portfolio (PSCE) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P SmallCap 600® Capped Energy Index	(21.34)%	4.67%	14.67%	9.81%	53.31%
S&P SmallCap 600® Index	9.29	19.97	72.69	15.53	93.23
Fund
NAV Return	(21.57)	4.35	13.63	9.45	51.07
Market Price Return	(21.82)	4.31	13.50	9.48	51.26

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

PSCF	Manager’s Analysis
PowerShares S&P SmallCap Financials Portfolio (PSCF)

As an index fund, the PowerShares S&P SmallCap Financials Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Financials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. financials companies that comprise the Index. These companies are principally engaged in the business of providing financial services and products, including, but not limited to, banking, investment services, insurance and real estate finance services.

Standard & Poor’s, a division of The McGraw-Hill Company, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 9.14%. On a net asset value (“NAV”) basis, the Fund returned 9.40%. During the same time period, the Index returned 9.72%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 9.29%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of Small-Cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the real estate investment trusts (REITs) industry and most underweight in the electronic equipment instruments & components industry during the fiscal year ended October 31, 2014. The majority of the Fund’s outperformance (on a NAV basis) relative to the Benchmark Index during that period can be attributed to the Fund’s concentration in the financials sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2014, the real estate investment trusts (REITs) industry contributed most significantly to the Fund’s return, followed by the banks and insurance industries, respectively. The real estate management & development industry detracted most significantly from the Fund’s return, followed by the consumer finance industry.

Positions that contributed most significantly to the Fund’s return included Bank of the Ozarks, Inc., a commercial banks company (portfolio average weight of 1.36%), and DiamondRock Hospitality Co., a real estate investment trusts (REITs) company (portfolio average weight of 1.65%). Positions that detracted most significantly from the Fund’s return included Financial Engines, Inc., a capital markets company (portfolio average weight of 1.70%), and eHealth, Inc., an insurance company (portfolio average weight of 0.49%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Real Estate Investment Trusts	35.5
Banks	33.3
Insurance	10.3
Capital Markets	8.4
Consumer Finance	5.9
Thrifts & Mortgage Finance	3.7
Diversified Financial Services	2.5
Real Estate Management & Development	0.4
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
EPR Properties REIT	2.0
Portfolio Recovery Associates, Inc.	2.0
Stifel Financial Corp.	2.0
Post Properties, Inc. REIT	1.9
Geo Group, Inc. (The) REIT	1.8
Sovran Self Storage, Inc. REIT	1.8
DiamondRock Hospitality Co. REIT	1.8
ProAssurance Corp.	1.7
Cousins Properties, Inc. REIT	1.7
Texas Capital Bancshares, Inc.	1.7
Total	18.4

12

PowerShares S&P SmallCap Financials Portfolio (PSCF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P SmallCap 600® Capped Financials Index	9.72%	19.15%	69.16%	13.51%	78.28%
S&P SmallCap 600® Index	9.29	19.97	72.69	15.53	93.23
Fund
NAV Return	9.40	18.80	67.69	13.15	75.83
Market Price Return	9.14	18.74	67.43	13.14	75.71

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% includes the unitary management fee of 0.29% and acquired fund fees and expenses of 0.21%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

PSCH	Manager’s Analysis
PowerShares S&P SmallCap Health Care Portfolio (PSCH)

As an index fund, the PowerShares S&P SmallCap Health Care Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. health care companies that comprise the Index. These companies are principally engaged in the business of providing health care-related products, facilities and services including, but not limited to, biotechnology, pharmaceuticals, medical technology and supplies.

Standard & Poor’s, a division of The McGraw-Hill Company, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 17.81%. On a net asset value (“NAV”) basis, the Fund returned 18.10%. During the same time period, the Index returned 18.35%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 9.29%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the health care equipment & supplies industry and most underweight in the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s concentration in the health care sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2014, the pharmaceuticals industry contributed most significantly to the Fund’s return, followed by the health care providers & services and health care equipment & supplies industries, respectively. The health care technology industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included Questcor Pharmaceuticals, Inc., a biotechnology company (no longer held at fiscal year-end), and Akorn, Inc., a pharmaceuticals company (portfolio average weight of 2.77%). Positions that detracted most significantly from the Fund’s return included Medidata Solutions, Inc., a health care technology company (portfolio average weight of 3.42%), and Medicines Co. (The), a pharmaceuticals company (portfolio average weight of 2.53%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Health Care Equipment & Supplies	34.6
Health Care Providers & Services	27.7
Pharmaceuticals	15.2
Health Care Technology	8.9
Life Sciences Tools & Services	7.2
Biotechnology	6.4
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
West Pharmaceutical Services, Inc.	4.7
Akorn, Inc.	4.2
PAREXEL International Corp.	3.9
Medidata Solutions, Inc.	3.2
Amsurg Corp.	2.9
MWI Veterinary Supply, Inc.	2.8
Haemonetics Corp.	2.5
NuVasive, Inc.	2.5
Impax Laboratories, Inc.	2.5
Prestige Brands Holdings, Inc.	2.4
Total	31.6

14

PowerShares S&P SmallCap Health Care Portfolio (PSCH) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P SmallCap 600® Capped Health Care Index	18.35%	26.43%	102.08%	21.90%	146.85%
S&P SmallCap 600® Index	9.29	19.97	72.69	15.53	93.23
Fund
NAV Return	18.10	26.08	100.42	21.54	143.73
Market Price Return	17.81	26.00	100.04	21.54	143.77

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

PSCI	Manager’s Analysis
PowerShares S&P SmallCap Industrials Portfolio (PSCI)

As an index fund, the PowerShares S&P SmallCap Industrials Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. industrials companies that comprise the Index. These companies are principally engaged in the business of providing industrial products and services including, but not limited to, engineering, heavy machinery, construction, electrical equipment, aerospace & defense and general manufacturing.

Standard & Poor’s, a division of The McGraw-Hill Company, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 6.53%. On a net asset value (“NAV”) basis, the Fund returned 6.87%. During the same time period, the Index returned 7.16%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 9.29%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s concentration in the industrials sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2014, the aerospace & defense industry contributed most significantly to the Fund’s return, followed by the road & rail and machinery industries, respectively. The electrical equipment industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Curtiss-Wright Corp., an aerospace & defense company (portfolio average weight of 2.94%), and Moog, Inc., Class A, an aerospace & defense company (portfolio average weight of 2.91%). Positions that detracted most significantly from the Fund’s return included General Cable Corp., an electrical equipment company (portfolio average weight of 0.41%), and Actuant Corp., Class A, a machinery company (portfolio average weight of 2.40%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Machinery	23.2
Aerospace & Defense	16.2
Commercial Services & Supplies	16.1
Professional Services	8.8
Electrical Equipment	6.8
Building Products	6.4
Road & Rail	5.6
Construction & Engineering	5.0
Trading Companies & Distributors	4.5
Air Freight & Logistics	4.1
Airlines	2.2
Marine	1.1
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Teledyne Technologies, Inc.	3.5
Toro Co. (The)	3.1
Curtiss-Wright Corp.	3.0
Moog, Inc., Class A	2.9
EMCOR Group, Inc.	2.6
EnerSys	2.6
Actuant Corp., Class A	1.9
Healthcare Services Group, Inc.	1.9
Hillenbrand, Inc.	1.9
Mobile Mini, Inc.	1.8
Total	25.2

16

PowerShares S&P SmallCap Industrials Portfolio (PSCI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P SmallCap 600® Capped Industrials Index	7.16%	20.13%	73.36%	14.77%	87.55%
S&P SmallCap 600® Index	9.29	19.97	72.69	15.53	93.23
Fund
NAV Return	6.87	19.74	71.69	14.41	84.90
Market Price Return	6.53	19.66	71.33	14.38	84.72

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

PSCT	Manager’s Analysis
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

As an index fund, the PowerShares S&P SmallCap Information Technology Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. information technology companies that comprise the Index. These companies are principally engaged in the business of providing information technology-related products and services including, but not limited, to computer hardware and software, internet, electronics and semiconductors, and communication technologies.

Standard & Poor’s, a division of The McGraw-Hill Company, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 15.44%. On a net asset value (“NAV”) basis, the Fund returned 15.69%. During the same time period, the Index returned 16.04%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 9.29%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the electronic equipment, instruments & components industry and most underweight in the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s concentration in the information technology sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2014, the electronic equipment, instruments & components industry contributed most significantly to the Fund’s return, followed by the software and semiconductors & semiconductor equipment industries, respectively. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return included TriQuint Semiconductor, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 1.92%), and ARRIS Group, Inc., a communications equipment company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included GT Advanced Technologies Inc., a semiconductors & semiconductor equipment company (no longer held at fiscal year-end), and NIC, Inc., an internet software & services company (portfolio average weight of 0.96%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Electronic Equipment, Instruments & Components	23.8
Semiconductors & Semiconductor Equipment	22.2
Software	18.6
IT Services	13.2
Internet Software & Services	11.1
Communications Equipment	7.5
Technology Hardware, Storage & Peripherals	3.6
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
TriQuint Semiconductor, Inc.	3.2
Tyler Technologies, Inc.	3.1
MAXIMUS, Inc.	2.7
Manhattan Associates, Inc.	2.5
ViaSat, Inc.	2.3
Synaptics, Inc.	2.1
Microsemi Corp.	2.1
j2 Global, Inc.	2.1
Anixter International, Inc.	2.0
Take-Two Interactive Software, Inc.	1.9
Total	24.0

18

PowerShares S&P SmallCap Information Technology Portfolio (PSCT) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P SmallCap 600® Capped Information Technology Index	16.04%	20.86%	76.52%	15.57%	93.55%
S&P SmallCap 600® Index	9.29	19.97	72.69	15.53	93.23
Fund
NAV Return	15.69	20.50	74.98	15.20	90.86
Market Price Return	15.44	20.49	74.94	15.21	90.89

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

19

PSCM	Manager’s Analysis
PowerShares S&P SmallCap Materials Portfolio (PSCM)

As an index fund, the PowerShares S&P SmallCap Materials Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. materials companies that comprise the Index. These companies are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

Standard & Poor’s, a division of The McGraw-Hill Company, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 9.30%. On a net asset value (“NAV”) basis, the Fund returned 9.56%. During the same time period, the Index returned 9.88%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 9.29%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the chemicals industry and most underweight in the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s concentration in the materials sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2014, the metals & mining industry contributed most significantly to the Fund’s return, followed by the construction materials and paper & forest products industries, respectively. The chemicals industry detracted most significantly from the Fund’s return, followed by the containers & packaging industry.

Positions that contributed most significantly to the Fund’s return included Century Aluminum Co., a metals & mining company (portfolio average weight of 1.93%), and Texas Industries, Inc., a construction materials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Schweitzer-Mauduit International, Inc., a paper & forest products company (portfolio average weight of 3.28%), and American Vanguard Corp., a chemicals company (portfolio average weight of 1.08%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Chemicals	39.5
Metals & Mining	32.9
Paper & Forest Products	24.4
Construction Materials	2.3
Containers & Packaging	0.9
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
KapStone Paper and Packaging Corp.	6.4
US Silica Holdings, Inc.	6.0
H.B. Fuller Co.	5.2
Balchem Corp.	4.9
SunCoke Energy, Inc.	4.1
Stillwater Mining Co.	3.9
Century Aluminum Co.	3.7
Boise Cascade Co.	3.5
Schweitzer-Mauduit International, Inc.	3.2
AK Steel Holding Corp.	3.2
Total	44.1

20

PowerShares S&P SmallCap Materials Portfolio (PSCM) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P SmallCap 600® Capped Materials Index	9.88%	20.49%	74.92%	13.64%	79.23%
S&P SmallCap 600® Index	9.29	19.97	72.69	15.53	93.23
Fund
NAV Return	9.56	20.14	73.40	13.30	76.89
Market Price Return	9.30	20.17	73.53	13.29	76.82

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

21

PSCU	Manager’s Analysis
PowerShares S&P SmallCap Utilities Portfolio (PSCU)

As an index fund, the PowerShares S&P SmallCap Utilities Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Utilities & Telecommunication Services Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. utility companies that comprise the Index. These companies are principally engaged in providing either energy, water, electric or natural gas utilities or providing telecommunications services. These companies may include, but are not limited to, companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services.

Standard & Poor’s, a division of The McGraw-Hill Company, Inc, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 14.68%. On a net asset value (“NAV”) basis, the Fund returned 14.87%. During the same time period, the Index returned 15.23%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 9.29%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the gas utilities industry and most underweight in the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s concentration in the utilities sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2014, the gas utilities industry contributed most significantly to the Fund’s return, followed by the electric utilities and multi-utilities industries, respectively. The wireless telecommunication services industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included UNS Energy Corp, an electric utilities company (no longer held at fiscal year-end), and New Jersey Resources Corp., a gas utilities company (portfolio average weight of 7.19%). Positions that detracted most significantly from the Fund’s return included 8x8, Inc., a diversified telecommunication services company (portfolio average weight of 2.89%), and NTELOS Holdings Corp., a diversified telecommunication services company (portfolio average weight of 1.68%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Gas Utilities	44.0
Diversified Telecommunication Services	22.1
Electric Utilities	16.7
Multi-Utilities	9.2
Water Utilities	4.7
Wireless Telecommunication Services	3.3
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Piedmont Natural Gas Co., Inc.	10.1
Southwest Gas Corp.	9.2
New Jersey Resources Corp.	8.4
UIL Holdings Corp.	7.9
Laclede Group, Inc. (The)	7.4
Consolidated Communications Holdings, Inc.	5.4
American States Water Co.	4.7
NorthWestern Corp.	4.6
Avista Corp.	4.6
ALLETE, Inc.	4.6
Total	66.9

22

PowerShares S&P SmallCap Utilities Portfolio (PSCU) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P SmallCap 600® Capped Utilities & Telecommunications Services Index	15.23%	12.48%	42.32%	13.16%	75.79%
S&P SmallCap 600® Index	9.29	19.97	72.69	15.53	93.23
Fund
NAV Return	14.87	12.13	40.97	12.80	73.37
Market Price Return	14.68	12.13	41.00	12.80	73.33

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

23

Schedule of Investments(a)

PowerShares DWA SmallCap Momentum Portfolio (DWAS)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—16.2%
144,905	1-800-FLOWERS.COM, Inc., Class A(b)	$1,163,587
39,860	ANN INC.(b)	1,530,225
18,118	Asbury Automotive Group, Inc.(b)	1,268,985
36,495	Brown Shoe Co., Inc.	970,402
7,527	Buffalo Wild Wings, Inc.(b)	1,123,631
37,158	Carmike Cinemas, Inc.(b)	1,190,914
23,634	Cheesecake Factory, Inc. (The)	1,085,746
253,374	Christopher & Banks Corp.(b)	1,654,532
19,605	Core-Mark Holding Co., Inc.	1,137,678
157,585	Dana Holding Corp.	3,224,189
13,005	DineEquity, Inc.	1,156,925
21,351	Fiesta Restaurant Group, Inc.(b)	1,177,508
34,701	Finish Line, Inc. (The), Class A	918,535
13,526	Genesco, Inc.(b)	1,037,309
61,565	Gentherm, Inc.(b)	2,567,261
12,768	G-III Apparel Group Ltd.(b)	1,013,141
24,688	Grand Canyon Education, Inc.(b)	1,182,555
32,397	Liberty Tax, Inc.(b)	1,227,522
39,082	Lithia Motors, Inc., Class A	3,033,545
14,514	Loral Space & Communications, Inc.(b)	1,110,321
51,923	M/I Homes, Inc.(b)	1,118,421
16,681	Marriott Vacations Worldwide Corp.	1,158,329
16,984	Mattress Firm Holding Corp.(b)	1,073,219
21,754	Monro Muffler Brake, Inc.	1,162,534
172,816	Nautilus, Inc.(b)	2,312,278
39,229	Nexstar Broadcasting Group, Inc., Class A	1,770,012
133,126	Orbitz Worldwide, Inc.(b)	1,100,952
40,456	Pinnacle Entertainment, Inc.(b)	1,036,887
81,796	Sequential Brands Group, Inc.(b)	1,025,722
18,939	Skechers U.S.A., Inc., Class A(b)	1,036,910
48,416	Sonic Corp.(b)	1,220,567
36,700	Tower International, Inc.(b)	891,810
68,459	Tuesday Morning Corp.(b)	1,395,879
37,849	Unifi, Inc.(b)	1,058,637
20,955	Universal Electronics, Inc.(b)	1,192,130

		47,328,798

	Consumer Staples—3.0%
16,304	Andersons, Inc. (The)	1,039,054
6,060	Boston Beer Co., Inc. (The), Class A(b)	1,508,940
11,646	Cal-Maine Foods, Inc.	1,022,402
283,603	IGI Laboratories, Inc.(b)	2,782,145
95,504	Inventure Foods, Inc.(b)	1,264,473
121,804	SUPERVALU, Inc.(b)	1,051,169

		8,668,183

	Energy—4.6%
191,415	Abraxas Petroleum Corp.(b)	790,544
18,265	Bonanza Creek Energy, Inc.(b)	826,309
18,691	Carrizo Oil & Gas, Inc.(b)	970,810
33,466	Delek US Holdings, Inc.	1,134,163
14,746	Diamondback Energy, Inc.(b)	1,009,216
25,132	Exterran Holdings, Inc.	988,441
77,620	Green Plains, Inc.	2,654,604
32,939	Panhandle Oil and Gas, Inc., Class A	677,226
12,312	SemGroup Corp., Class A	944,946
88,023	Synergy Resources Corp.(b)	1,073,000

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
24,179	Western Refining, Inc.	$1,102,321
32,359	Westmoreland Coal Co.(b)	1,183,369

		13,354,949

	Financials—14.2%
57,286	Bank of the Ozarks, Inc.	2,018,759
80,204	CNO Financial Group, Inc.	1,454,098
69,917	CubeSmart REIT	1,471,753
32,666	Eagle Bancorp, Inc.(b)	1,173,689
109,095	Federated National Holding Co.	3,650,319
112,027	FelCor Lodging Trust, Inc. REIT	1,202,050
41,831	First Financial Bankshares, Inc.(c)	1,329,389
51,607	First Merchants Corp.	1,168,898
176,580	Gramercy Property Trust, Inc. REIT	1,103,625
52,026	Hanmi Financial Corp.	1,115,958
36,700	HCI Group, Inc.	1,865,828
35,973	Horace Mann Educators Corp.	1,093,939
80,082	iStar Financial, Inc. REIT(b)	1,136,364
285,292	Ladenburg Thalmann Financial Services, Inc.(b)	1,218,197
41,002	MarketAxess Holdings, Inc.	2,650,779
332,541	MGIC Investment Corp.(b)	2,966,266
25,746	Nelnet, Inc., Class A	1,225,252
27,859	Pinnacle Financial Partners, Inc.	1,092,073
34,646	PrivateBancorp, Inc.	1,119,759
34,480	Stewart Information Services Corp.	1,217,834
169,414	Strategic Hotels & Resorts, Inc. REIT(b)	2,176,970
20,282	Sun Communities, Inc. REIT	1,175,747
50,583	Tree.com, Inc.(b)	1,871,065
22,561	Virtus Investment Partners, Inc.	4,043,157
43,981	Western Alliance Bancorp(b)	1,170,774

		41,712,542

	Health Care—23.2%
27,338	Acadia Healthcare Co., Inc.(b)	1,696,323
125,755	Achillion Pharmaceuticals, Inc.(b)	1,477,621
127,929	Affymetrix, Inc.(b)(c)	1,152,640
27,198	Air Methods Corp.(b)	1,284,562
119,829	Akorn, Inc.(b)	5,338,382
107,662	Albany Molecular Research, Inc.(b)	2,504,218
125,952	Avanir Pharmaceuticals, Inc.(b)	1,629,819
73,275	BioDelivery Sciences International, Inc.(b)	1,274,985
28,870	Bluebird Bio, Inc.(b)	1,212,251
54,639	Cambrex Corp.(b)	1,151,790
59,147	Cantel Medical Corp.	2,507,833
72,166	Depomed, Inc.(b)	1,111,356
28,491	DexCom, Inc.(b)	1,280,670
26,836	Enanta Pharmaceuticals, Inc.(b)(c)	1,153,948
239,121	Exact Sciences Corp.(b)(c)	5,755,643
33,265	ExamWorks Group, Inc.(b)	1,290,017
88,252	Lannett Co., Inc.(b)	5,005,653
26,859	Medidata Solutions, Inc.(b)	1,211,610
153,470	Merrimack Pharmaceuticals, Inc.(b)(c)	1,407,320
36,504	Natus Medical, Inc.(b)	1,241,136
41,625	NPS Pharmaceuticals, Inc.(b)	1,140,525
28,765	NuVasive, Inc.(b)	1,176,489
81,265	Omeros Corp.(b)(c)	1,346,561

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

PowerShares DWA SmallCap Momentum Portfolio (DWAS) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
182,235	OPKO Health, Inc.(b)(c)	$1,521,662
70,399	OvaScience, Inc.(b)	1,374,892
37,398	Pacira Pharmaceuticals, Inc.(b)	3,471,282
18,993	PAREXEL International Corp.(b)	1,031,510
161,211	Pernix Therapeutics Holdings, Inc.(b)	1,571,807
32,940	Prestige Brands Holdings, Inc.(b)	1,166,735
24,090	Providence Service Corp. (The)(b)	1,064,296
26,055	PTC Therapeutics, Inc.(b)	1,064,868
15,081	Puma Biotechnology, Inc.(b)	3,779,299
20,825	Receptos, Inc.(b)	2,158,511
55,609	Spectranetics Corp. (The)(b)	1,766,698
17,663	Team Health Holdings, Inc.(b)	1,104,644
59,673	Tetraphase Pharmaceuticals, Inc.(b)	1,426,185
99,536	TG Therapeutics, Inc.(b)	1,093,901

		67,947,642

	Industrials—13.6%
8,498	Allegiant Travel Co.	1,134,228
34,711	Altra Industrial Motion Corp.	1,094,091
16,160	American Railcar Industries, Inc.(c)	1,063,490
28,018	American Woodmark Corp.(b)	1,146,216
26,403	Apogee Enterprises, Inc.	1,159,092
30,414	Argan, Inc.	1,058,711
35,930	Astronics Corp.(b)	1,861,533
18,639	Deluxe Corp.	1,133,251
37,797	Ducommun, Inc.(b)	998,219
64,931	Enphase Energy, Inc.(b)(c)	975,264
74,353	Federal Signal Corp.	1,055,813
28,981	FreightCar America, Inc.	955,504
63,359	GenCorp, Inc.(b)(c)	1,074,569
17,886	Greenbrier Cos., Inc. (The)(c)	1,118,590
43,321	H&E Equipment Services, Inc.	1,619,772
67,411	Kimball International, Inc., Class B	1,212,050
53,839	Lydall, Inc.(b)	1,665,240
83,212	Meritor, Inc.(b)	956,106
27,142	Moog, Inc., Class A(b)	2,077,449
124,772	Mueller Water Products, Inc., Class A	1,231,500
22,858	Multi-Color Corp.	1,126,899
37,881	NN, Inc.	947,025
13,992	Nortek, Inc.(b)	1,165,254
20,117	Park-Ohio Holdings Corp.	1,068,414
25,614	Patrick Industries, Inc.(b)	1,094,230
15,717	Power Solutions International, Inc.(b)(c)	1,029,463
28,677	Saia, Inc.(b)	1,405,746
15,438	Standex International Corp.	1,331,527
67,504	TASER International, Inc.(b)	1,271,775
11,101	Teledyne Technologies, Inc.(b)	1,150,397
15,370	Tennant Co.	1,133,230
29,943	Trex Co., Inc.(b)	1,287,549
27,451	XPO Logistics, Inc.(b)(c)	1,095,844

		39,698,041

	Information Technology—15.3%
43,220	Ambarella, Inc.(b)(c)	1,914,214
27,191	Aspen Technology, Inc.(b)	1,004,164
15,127	Belden, Inc.	1,076,891
98,529	CalAmp Corp.(b)	1,899,639

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
27,164	Cognex Corp.(b)	$1,074,608
27,589	comScore, Inc.(b)	1,162,600
62,805	CTS Corp.	1,155,612
23,176	Electronics for Imaging, Inc.(b)	1,059,607
23,303	Envestnet, Inc.(b)	1,035,119
26,069	EPAM Systems, Inc.(b)	1,244,534
21,552	Euronet Worldwide, Inc.(b)	1,156,696
25,427	Heartland Payment Systems, Inc.	1,313,305
27,640	iGATE Corp.(b)	1,024,062
65,234	Integrated Device Technology, Inc.(b)	1,070,490
12,157	Littelfuse, Inc.	1,185,794
22,612	LogMeIn, Inc.(b)	1,086,507
30,153	Methode Electronics, Inc.	1,187,425
23,336	Monolithic Power Systems, Inc.	1,031,218
23,168	NetScout Systems, Inc.(b)	853,973
27,566	Proofpoint, Inc.(b)	1,214,007
40,897	PROS Holdings, Inc.(b)	1,144,298
81,905	Rambus, Inc.(b)	937,812
90,012	RF Micro Devices, Inc.(b)	1,171,056
46,314	Sanmina Corp.(b)	1,161,092
14,728	Shutterstock, Inc.(b)	1,145,249
45,592	Spansion, Inc., Class A(b)	938,283
37,405	Super Micro Computer, Inc.(b)	1,195,464
13,496	Synaptics, Inc.(b)	923,531
11,984	Syntel, Inc.(b)	1,037,934
44,601	Take-Two Interactive Software, Inc.(b)	1,179,696
26,981	Ubiquiti Networks, Inc.(c)	965,110
12,018	Ultimate Software Group, Inc. (The)(b)	1,808,829
56,269	VASCO Data Security International, Inc.(b)	1,424,731
42,119	Verint Systems, Inc.(b)	2,421,421
29,599	Virtusa Corp.(b)	1,212,967
13,441	WEX, Inc.(b)	1,526,360
101,844	Xcerra Corp.(b)	864,656

		44,808,954

	Materials—9.1%
50,557	Advanced Emissions Solutions, Inc.(b)	1,022,263
112,985	AK Steel Holding Corp.(b)(c)	855,297
41,370	Century Aluminum Co.(b)	1,211,314
95,985	Ferro Corp.(b)	1,259,323
278,869	Graphic Packaging Holding Co.(b)	3,382,681
175,044	Headwaters, Inc.(b)	2,223,059
18,511	Innophos Holdings, Inc.	1,055,127
144,251	KapStone Paper and Packaging Corp.(b)	4,437,161
43,029	Neenah Paper, Inc.	2,625,199
95,212	PolyOne Corp.	3,523,796
14,139	Quaker Chemical Corp.	1,160,529
116,002	US Concrete, Inc.(b)	2,865,249
24,477	US Silica Holdings, Inc.	1,099,017

		26,720,015

	Telecommunication Services—0.8%
67,459	FairPoint Communications, Inc.(b)	1,119,819
39,512	Shenandoah Telecommunications Co.	1,169,160

		2,288,979

	Total Common Stocks and Other Equity Interests (Cost $265,963,191)	292,528,103

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

PowerShares DWA SmallCap Momentum Portfolio (DWAS) (continued)

October 31, 2014

Number of Shares		Value
	Money Market Fund—0.0%
45,966	Invesco Premier Portfolio—Institutional Class(d) (Cost $45,966)	$45,966

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $266,009,157)—100.0%	292,574,069

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.7%
16,643,681	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $16,643,681)	16,643,681

	Total Investments (Cost $282,652,838)—105.7%	309,217,750
	Other assets less liabilities—(5.7%)	(16,700,566)

	Net Assets—100.0%	$292,517,184

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2014.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of October 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$16,393,061	$(16,393,061)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments(a)

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

October 31, 2014

Number of Shares		Value
	Common Stocks—99.9%
	Auto Components—4.0%
29,948	Dorman Products, Inc.(b)	$1,388,389
22,809	Drew Industries, Inc.	1,096,201
20,074	Standard Motor Products, Inc.	793,325
22,430	Superior Industries International, Inc.	437,609

		3,715,524

	Automobiles—0.6%
26,105	Winnebago Industries, Inc.(b)	553,687

	Distributors—2.9%
42,513	Pool Corp.	2,538,026
19,336	VOXX International Corp., Class A(b)	164,936

		2,702,962

	Diversified Consumer Services—3.6%
16,653	American Public Education, Inc.(b)	516,076
10,521	Capella Education Co.	744,256
57,758	Career Education Corp.(b)	334,996
43,492	Regis Corp.	738,494
10,521	Strayer Education, Inc.(b)	770,032
20,645	Universal Technical Institute, Inc.	245,882

		3,349,736

	Hotels, Restaurants & Leisure—27.5%
1,657	Biglari Holdings, Inc.(b)	578,558
22,536	BJ’s Restaurants, Inc.(b)	992,035
22,764	Bob Evans Farms, Inc.	1,112,021
75,307	Boyd Gaming Corp.(b)	869,796
18,257	Buffalo Wild Wings, Inc.(b)	2,725,405
22,986	Cracker Barrel Old Country Store, Inc.	2,651,435
16,676	DineEquity, Inc.	1,483,497
38,441	Interval Leisure Group, Inc.	808,799
37,662	Jack in the Box, Inc.	2,675,509
17,697	Marcus Corp. (The)	303,150
28,057	Marriott Vacations Worldwide Corp.	1,948,278
9,727	Monarch Casino & Resort, Inc.(b)	158,258
28,641	Multimedia Games Holding Co., Inc.(b)	999,571
29,224	Papa John’s International, Inc.	1,366,514
57,699	Pinnacle Entertainment, Inc.(b)	1,478,825
13,842	Red Robin Gourmet Burgers, Inc.(b)	760,895
59,311	Ruby Tuesday, Inc.(b)	455,508
34,410	Ruth’s Hospitality Group, Inc.	418,770
47,382	Scientific Games Corp., Class A(b)	557,686
49,573	Sonic Corp.(b)	1,249,735
60,380	Texas Roadhouse, Inc.	1,743,171

		25,337,416

	Household Durables—10.7%
25,127	Ethan Allen Interiors, Inc.	711,094
25,735	Helen of Troy Ltd.(b)	1,591,710
28,446	iRobot Corp.(b)(c)	1,016,091
50,693	La-Z-Boy, Inc.	1,158,842
23,617	M/I Homes, Inc.(b)	508,710
35,865	Meritage Homes Corp.(b)	1,319,473
45,300	Ryland Group, Inc. (The)	1,622,193
145,597	Standard Pacific Corp.(b)	1,077,418
15,151	Universal Electronics, Inc.(b)	861,941

		9,867,472

Number of Shares		Value
	Common Stocks (continued)
	Internet & Catalog Retail—1.9%
11,420	Blue Nile, Inc.(b)	$405,410
18,287	FTD Cos., Inc.(b)	643,337
27,779	Nutrisystem, Inc.	467,798
19,483	PetMed Express, Inc.(c)	257,370

		1,773,915

	Leisure Products—2.0%
12,474	Arctic Cat, Inc.	419,875
74,985	Callaway Golf Co.	587,882
18,737	Sturm Ruger & Co., Inc.(c)	780,958

		1,788,715

	Media—2.0%
28,837	E.W. Scripps Co. (The), Class A(b)	553,671
41,622	Harte-Hanks, Inc.	270,959
25,536	Scholastic Corp.	888,908
21,418	Sizmek, Inc.(b)	122,725

		1,836,263

	Multi-line Retail—1.5%
33,455	Fred’s, Inc., Class A	525,244
42,137	Tuesday Morning Corp.(b)	859,173

		1,384,417

	Specialty Retail—29.4%
76,327	Aeropostale, Inc.(b)(c)	229,744
41,151	Barnes & Noble, Inc.(b)	897,915
17,653	Big 5 Sporting Goods Corp.	217,308
42,178	Brown Shoe Co., Inc.	1,121,513
27,079	Buckle, Inc. (The)(c)	1,335,807
24,786	Cato Corp. (The), Class A	884,117
20,812	Children’s Place, Inc. (The)	1,024,991
35,603	Christopher & Banks Corp.(b)	232,488
46,117	Finish Line, Inc. (The), Class A	1,220,717
40,821	Francesca’s Holdings Corp.(b)	486,178
23,250	Genesco, Inc.(b)	1,783,043
20,601	Group 1 Automotive, Inc.	1,759,943
19,923	Haverty Furniture Cos., Inc.	438,505
24,248	Hibbett Sports, Inc.(b)(c)	1,100,617
14,351	Kirkland’s, Inc.(b)	255,448
21,922	Lithia Motors, Inc., Class A	1,701,586
26,157	Lumber Liquidators Holdings, Inc.(b)(c)	1,406,462
23,988	MarineMax, Inc.(b)	459,850
44,056	Men’s Wearhouse, Inc. (The)	2,071,954
30,446	Monro Muffler Brake, Inc.	1,627,034
19,161	Outerwall, Inc.(b)(c)	1,212,317
51,431	Pep Boys-Manny, Moe & Jack (The)(b)	490,137
51,865	Select Comfort Corp.(b)	1,332,412
33,014	Sonic Automotive, Inc., Class A	821,718
30,679	Stage Stores, Inc.	517,555
27,316	Stein Mart, Inc.	365,488
29,809	Vitamin Shoppe, Inc.(b)	1,398,936
20,856	Zumiez, Inc.(b)	696,173

		27,089,956

	Textiles, Apparel & Luxury Goods—13.8%
82,285	Crocs, Inc.(b)	961,089
18,080	G-III Apparel Group Ltd.(b)	1,434,648
46,354	Iconix Brand Group, Inc.(b)	1,854,624
17,591	Movado Group, Inc.	620,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks (continued)
	Textiles, Apparel & Luxury Goods (continued)
13,987	Oxford Industries, Inc.	$856,704
11,688	Perry Ellis International, Inc.(b)	239,020
118,932	Quiksilver, Inc.(b)(c)	208,131
39,047	Skechers U.S.A., Inc., Class A(b)	2,137,823
55,421	Steven Madden Ltd.(b)	1,737,448
97,923	Wolverine World Wide, Inc.	2,657,630

		12,708,079

	Total Common Stocks (Cost $80,900,165)	92,108,142

	Money Market Fund—0.0%
6,041	Invesco Premier Portfolio—Institutional Class(d) (Cost $6,041)	6,041

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $80,906,206)—99.9%	92,114,183

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.5%
5,040,799	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $5,040,799)	5,040,799

	Total Investments (Cost $85,947,005)—105.4%	97,154,982
	Other assets less liabilities—(5.4%)	(5,006,849)

	Net Assets—100.0%	$92,148,133

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2014.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of October 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$5,040,755	$(5,040,755)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Schedule of Investments(a)

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

October 31, 2014

Number of Shares		Value
	Common Stocks—100.1%
	Beverages—8.0%
10,457	Boston Beer Co., Inc. (The), Class A(b)	$2,603,793

	Food & Staples Retailing—19.9%
20,615	Andersons, Inc. (The)	1,313,794
44,665	Casey’s General Stores, Inc.	3,656,723
64,816	SpartanNash Co.	1,452,527

		6,423,044

	Food Products—54.4%
47,953	B&G Foods, Inc.	1,412,695
24,148	Calavo Growers, Inc.	1,172,144
16,092	Cal-Maine Foods, Inc.	1,412,717
194,141	Darling Ingredients, Inc.(b)	3,416,882
45,388	Diamond Foods, Inc.(b)	1,368,448
14,340	J & J Snack Foods Corp.	1,477,450
15,296	Sanderson Farms, Inc.	1,284,558
12,273	Seneca Foods Corp., Class A(b)	329,898
49,160	Snyders-Lance, Inc.	1,464,477
49,602	TreeHouse Foods, Inc.(b)	4,224,602

		17,563,871

	Household Products—6.8%
73,801	Central Garden & Pet Co., Class A(b)	633,950
20,243	WD-40 Co.	1,552,031

		2,185,981

	Personal Products—4.6%
29,297	Inter Parfums, Inc.	832,035
20,397	Medifast, Inc.(b)	647,401

		1,479,436

	Tobacco—6.4%
141,401	Alliance One International, Inc.(b)	287,044
39,890	Universal Corp.	1,775,105

		2,062,149

	Total Common Stocks (Cost $30,544,305)	32,318,274

	Money Market Fund—0.0%
15,685	Invesco Premier Portfolio—Institutional Class(c) (Cost $15,685)	15,685

	Total Investments (Cost $30,559,990)—100.1%	32,333,959
	Other assets less liabilities—(0.1%)	(38,510)

	Net Assets—100.0%	$32,295,449

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Schedule of Investments(a)

PowerShares S&P SmallCap Energy Portfolio (PSCE)

October 31, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Energy Equipment & Services—54.9%
37,479	Basic Energy Services, Inc.(b)	$483,479
38,090	Bristow Group, Inc.	2,814,851
49,259	C&J Energy Services, Inc.(b)	951,191
20,699	Era Group, Inc.(b)	484,150
71,780	Exterran Holdings, Inc.	2,823,108
14,064	Geospace Technologies Corp.(b)	433,031
14,293	Gulf Island Fabrication, Inc.	302,154
28,855	Gulfmark Offshore, Inc., Class A	870,267
34,617	Hornbeck Offshore Services, Inc.(b)	1,061,357
137,079	ION Geophysical Corp.(b)	383,821
28,250	Matrix Service Co.(b)	707,945
89,611	Newpark Resources, Inc.(b)	1,024,254
90,774	Paragon Offshore PLC(b)	442,069
67,691	Pioneer Energy Services Corp.(b)	621,403
20,169	SEACOR Holdings, Inc.(b)	1,662,934
39,070	Tesco Corp.	743,893
85,202	TETRA Technologies, Inc.(b)	811,975

		16,621,882

	Oil, Gas & Consumable Fuels—45.1%
38,793	Approach Resources, Inc.(b)	384,051
227,360	Arch Coal, Inc.	491,098
53,163	Bill Barrett Corp.(b)	808,078
45,355	Carrizo Oil & Gas, Inc.(b)	2,355,739
65,257	Cloud Peak Energy, Inc.(b)	781,126
47,673	Comstock Resources, Inc.	564,448
17,020	Contango Oil & Gas Co.(b)	622,422
36,612	Green Plains, Inc.	1,252,130
61,441	Northern Oil and Gas, Inc.(b)	694,283
38,419	PDC Energy, Inc.(b)	1,679,679
76,558	Penn Virginia Corp.(b)	656,102
63,002	PetroQuest Energy, Inc.(b)	296,109
52,154	Rex Energy Corp.(b)	408,887
60,173	Stone Energy Corp.(b)	1,474,239
46,920	Swift Energy Co.(b)	321,402
72,323	Synergy Resources Corp.(b)	881,617

		13,671,410

	Total Common Stocks (Cost $38,607,657)	30,293,292

	Money Market Fund—0.1%
19,580	Invesco Premier Portfolio—Institutional Class(c) (Cost $19,580)	19,580

	Total Investments (Cost $38,627,237)—100.1%	30,312,872
	Other assets less liabilities—(0.1%)	(32,037)

	Net Assets—100.0%	$30,280,835

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Schedule of Investments(a)

PowerShares S&P SmallCap Financials Portfolio (PSCF)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Banks—33.3%
47,059	Bank of the Ozarks, Inc.	$1,658,359
14,275	Banner Corp.	616,965
57,975	BBCN Bancorp, Inc.	819,767
58,646	Boston Private Financial Holdings, Inc.	771,195
23,322	Cardinal Financial Corp.	447,782
11,305	City Holding Co.	508,612
38,399	Columbia Banking System, Inc.	1,066,724
29,678	Community Bank System, Inc.	1,132,216
70,218	CVB Financial Corp.	1,108,040
126,716	F.N.B. Corp.	1,620,698
76,033	First BanCorp(b)	396,132
68,197	First Commonwealth Financial Corp.	637,642
42,090	First Financial Bancorp	738,259
46,714	First Financial Bankshares, Inc.	1,484,571
54,900	First Midwest Bancorp, Inc.	921,771
54,310	Glacier Bancorp, Inc.	1,558,154
23,236	Hanmi Financial Corp.	498,412
42,167	Home BancShares, Inc.	1,345,971
17,439	Independent Bank Corp.	711,511
46,402	MB Financial, Inc.	1,463,983
90,213	National Penn Bancshares, Inc.	928,292
31,873	NBT Bancorp, Inc.	818,499
78,540	Old National Bancorp	1,142,757
24,124	Pinnacle Financial Partners, Inc.	945,661
51,245	PrivateBancorp, Inc.	1,656,238
21,731	S&T Bancorp, Inc.	599,558
11,913	Simmons First National Corp., Class A	500,227
60,979	Sterling Bancorp	857,365
136,895	Susquehanna Bancshares, Inc.	1,342,940
31,442	Texas Capital Bancshares, Inc.(b)	1,922,678
8,666	Tompkins Financial Corp.	435,033
27,542	UMB Financial Corp.	1,640,952
46,411	United Bankshares, Inc.	1,590,969
32,897	United Community Banks, Inc.	593,133
26,445	ViewPoint Financial Group, Inc.	721,155
19,016	Westamerica Bancorp.	938,249
51,395	Wilshire Bancorp, Inc.	508,811
33,978	Wintrust Financial Corp.	1,573,861

		38,223,142

	Capital Markets—8.4%
12,428	Calamos Asset Management, Inc., Class A	170,264
26,461	Evercore Partners, Inc., Class A	1,369,886
37,744	Financial Engines, Inc.	1,504,853
30,134	FXCM, Inc., Class A	496,006
19,409	Greenhill & Co., Inc.	873,405
23,906	HFF, Inc., Class A	752,561
25,708	Investment Technology Group, Inc.(b)	460,944
11,856	Piper Jaffray Cos.(b)	669,390
47,920	Stifel Financial Corp.(b)	2,276,679
16,727	SWS Group, Inc.(b)	123,613
5,188	Virtus Investment Partners, Inc.	929,741

		9,627,342

	Consumer Finance—5.9%
21,067	Cash America International, Inc.	1,035,443
17,384	Encore Capital Group, Inc.(b)	791,146

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Finance (continued)
35,561	EZCORP, Inc., Class A(b)	$401,128
20,763	First Cash Financial Services, Inc.(b)	1,226,678
22,822	Green Dot Corp., Class A(b)	545,446
36,520	Portfolio Recovery Associates, Inc.(b)	2,309,890
6,635	World Acceptance Corp.(b)	475,464

		6,785,195

	Diversified Financial Services—2.5%
41,642	Interactive Brokers Group, Inc., Class A	1,075,196
27,353	MarketAxess Holdings, Inc.	1,768,372

		2,843,568

	Insurance—10.3%
54,551	American Equity Investment Life Holding Co.	1,407,961
13,619	AMERISAFE, Inc.	567,912
12,958	eHealth, Inc.(b)	323,302
22,961	Employers Holdings, Inc.	468,175
6,781	HCI Group, Inc.	344,746
29,853	Horace Mann Educators Corp.	907,830
8,388	Infinity Property & Casualty Corp.	612,408
33,975	Meadowbrook Insurance Group, Inc.	216,421
7,905	Navigators Group, Inc. (The)(b)	538,251
42,543	ProAssurance Corp.	1,990,162
26,985	RLI Corp.	1,338,186
9,193	Safety Insurance Group, Inc.	573,459
41,114	Selective Insurance Group, Inc.	1,061,563
15,059	Stewart Information Services Corp.	531,884
15,445	United Fire Group, Inc.	501,654
21,561	Universal Insurance Holdings, Inc.	377,318

		11,761,232

	Real Estate Investment Trusts—35.5%
43,261	Acadia Realty Trust REIT	1,349,743
10,365	Agree Realty Corp. REIT	317,273
26,417	American Assets Trust, Inc. REIT	1,012,828
42,037	Associated Estates Realty Corp. REIT	820,983
17,918	Aviv REIT, Inc. REIT	604,374
69,869	Capstead Mortgage Corp. REIT	888,035
14,563	CareTrust REIT, Inc. REIT(b)	226,163
50,260	Cedar Realty Trust, Inc. REIT	345,789
39,563	Chesapeake Lodging Trust REIT	1,307,162
15,762	CoreSite Realty Corp. REIT	583,509
149,985	Cousins Properties, Inc. REIT	1,951,305
142,724	DiamondRock Hospitality Co. REIT	2,048,089
23,061	EastGroup Properties, Inc. REIT	1,587,980
101,782	Education Realty Trust, Inc. REIT	1,146,065
41,331	EPR Properties REIT	2,318,669
65,029	Franklin Street Properties Corp. REIT	779,698
52,975	Geo Group, Inc. (The) REIT	2,115,822
19,009	Getty Realty Corp. REIT	353,757
51,255	Government Properties Income Trust REIT	1,169,639
71,079	Healthcare Realty Trust, Inc. REIT	1,881,461
64,204	Inland Real Estate Corp. REIT	681,204
60,653	Kite Realty Group Trust REIT	1,570,306
151,812	Lexington Realty Trust REIT	1,663,860
25,413	LTC Properties, Inc. REIT	1,065,821
126,395	Medical Properties Trust, Inc. REIT	1,705,069
60,520	Parkway Properties, Inc. REIT	1,213,426

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

PowerShares S&P SmallCap Financials Portfolio (PSCF) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate Investment Trusts (continued)
50,133	Pennsylvania Real Estate Investment Trust REIT	$1,074,350
39,677	Post Properties, Inc. REIT	2,219,531
14,123	PS Business Parks, Inc. REIT	1,189,439
66,432	Retail Opportunity Investments Corp. REIT	1,085,499
38,845	Sabra Health Care REIT, Inc. REIT	1,109,802
8,192	Saul Centers, Inc. REIT	450,150
24,271	Sovran Self Storage, Inc. REIT	2,065,219
9,430	Universal Health Realty Income Trust REIT	456,884
20,082	Urstadt Biddle Properties, Inc., Class A REIT	434,374

		40,793,278

	Real Estate Management & Development—0.4%
25,464	Forestar Group, Inc.(b)	444,347

	Thrifts & Mortgage Finance—3.7%
31,579	Bank Mutual Corp.	208,106
9,111	BofI Holding, Inc.(b)	701,729
51,062	Brookline Bancorp, Inc.	489,685
22,043	Dime Community Bancshares, Inc.	347,177
69,258	Northwest Bancshares, Inc.	888,580
28,205	Oritani Financial Corp.	416,588
39,279	Provident Financial Services, Inc.	716,056
69,048	TrustCo Bank Corp. NY	504,050

		4,271,971

	Total Investments (Cost $85,704,993)—100.0%	114,750,075
	Other assets less liabilities—0.0%	2,509

	Net Assets—100.0%	$114,752,584

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Schedule of Investments(a)

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

October 31, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—6.4%
89,731	Acorda Therapeutics, Inc.(b)	$3,124,433
62,835	Emergent Biosolutions, Inc.(b)	1,421,328
40,649	Ligand Pharmaceuticals, Inc.(b)	2,246,670
99,900	Momenta Pharmaceuticals, Inc.(b)	1,089,909
65,967	Repligen Corp.(b)	1,663,688
124,337	Spectrum Pharmaceuticals, Inc.(b)	942,475

		10,488,503

	Health Care Equipment & Supplies—34.6%
45,509	Abaxis, Inc.	2,396,504
78,278	Abiomed, Inc.(b)	2,566,736
26,600	Analogic Corp.	1,940,204
54,878	AngioDynamics, Inc.(b)	932,926
31,138	Anika Therapeutics, Inc.(b)	1,249,879
75,601	Cantel Medical Corp.	3,205,482
58,778	CONMED Corp.	2,468,088
54,023	CryoLife, Inc.	554,276
57,231	Cyberonics, Inc.(b)	3,004,627
46,524	Cynosure, Inc., Class A(b)	1,176,592
53,544	Greatbatch, Inc.(b)	2,687,373
110,549	Haemonetics Corp.(b)	4,169,908
28,882	ICU Medical, Inc.(b)	2,047,734
53,955	Integra LifeSciences Holdings Corp.(b)	2,757,640
62,873	Invacare Corp.	987,735
107,129	Masimo Corp.(b)	2,703,936
89,351	Meridian Bioscience, Inc.	1,656,568
92,921	Merit Medical Systems, Inc.(b)	1,407,753
69,453	Natus Medical, Inc.(b)	2,361,402
78,960	Neogen Corp.(b)	3,466,344
100,975	NuVasive, Inc.(b)	4,129,878
29,223	SurModics, Inc.(b)	632,678
80,716	Symmetry Medical, Inc.(b)	799,088
151,906	West Pharmaceutical Services, Inc.	7,785,183

		57,088,534

	Health Care Providers & Services—27.7%
76,582	Air Methods Corp.(b)	3,616,968
16,894	Almost Family, Inc.(b)	497,359
71,439	Amedisys, Inc.(b)	1,864,558
99,950	AMN Healthcare Services, Inc.(b)	1,714,143
88,933	Amsurg Corp.(b)	4,803,271
53,045	Bio-Reference Laboratories, Inc.(b)	1,593,472
37,159	Chemed Corp.	3,840,754
19,271	CorVel Corp.(b)	663,308
63,132	Cross Country Healthcare, Inc.(b)	610,487
42,982	Ensign Group, Inc. (The)	1,664,263
67,412	Gentiva Health Services, Inc.(b)	1,328,016
75,858	Hanger, Inc.(b)	1,815,282
75,974	Healthways, Inc.(b)	1,177,597
36,954	IPC The Hospitalist Co., Inc.(b)	1,539,504
138,927	Kindred Healthcare, Inc.	3,021,662
20,530	Landauer, Inc.	734,769
26,384	LHC Group, Inc.(b)	642,450
61,940	Magellan Health, Inc.(b)	3,748,609
64,980	Molina Healthcare, Inc.(b)	3,160,627
27,641	MWI Veterinary Supply, Inc.(b)	4,689,434
64,614	PharMerica Corp.(b)	1,853,776
26,458	Providence Service Corp. (The)(b)	1,168,914

		45,749,223

Number of Shares		Value
	Common Stocks (continued)
	Health Care Technology—8.9%
22,407	Computer Programs & Systems, Inc.	$1,411,193
45,632	HealthStream, Inc.(b)	1,412,767
129,186	MedAssets, Inc.(b)	2,798,169
116,145	Medidata Solutions, Inc.(b)	5,239,301
77,109	Omnicell, Inc.(b)	2,491,392
94,497	Quality Systems, Inc.	1,427,849

		14,780,671

	Life Sciences Tools & Services—7.2%
157,735	Affymetrix, Inc.(b)	1,421,192
50,784	Albany Molecular Research, Inc.(b)	1,181,236
65,822	Cambrex Corp.(b)	1,387,528
81,810	Luminex Corp.(b)	1,554,390
117,649	PAREXEL International Corp.(b)	6,389,517

		11,933,863

	Pharmaceuticals—15.2%
154,448	Akorn, Inc.(b)	6,880,658
125,697	Depomed, Inc.(b)	1,935,734
141,331	Impax Laboratories, Inc.(b)	4,094,359
56,760	Lannett Co., Inc.(b)	3,219,427
139,746	Medicines Co. (The)(b)	3,538,369
111,712	Prestige Brands Holdings, Inc.(b)	3,956,839
48,680	Sagent Pharmaceuticals, Inc.(b)	1,540,235

		25,165,621

	Total Common Stocks (Cost $145,949,411)	165,206,415

	Money Market Fund—0.0%
14,837	Invesco Premier Portfolio—Institutional Class(c) (Cost $14,837)	14,837

	Total Investments (Cost $145,964,248)—100.0%	165,221,252
	Other assets less liabilities—(0.0)%	(20,877)

	Net Assets—100.0%	$165,200,375

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments(a)

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

October 31, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—16.2%
33,776	AAR Corp.	$895,064
18,039	Aerovironment, Inc.(b)	552,895
7,104	American Science & Engineering, Inc.	392,851
19,487	Cubic Corp.	940,053
43,275	Curtiss-Wright Corp.	2,995,063
15,822	Engility Holdings, Inc.(b)	683,511
52,713	GenCorp, Inc.(b)	894,013
38,683	Moog, Inc., Class A(b)	2,960,797
4,406	National Presto Industries, Inc.	277,842
54,414	Orbital Sciences Corp.(b)	1,431,088
47,175	TASER International, Inc.(b)	888,777
33,702	Teledyne Technologies, Inc.(b)	3,492,538

		16,404,492

	Air Freight & Logistics—4.1%
22,683	Atlas Air Worldwide Holdings, Inc.(b)	837,456
27,689	Forward Air Corp.	1,325,472
31,257	Hub Group, Inc., Class A(b)	1,134,317
82,386	UTi Worldwide, Inc.(b)	900,479

		4,197,724

	Airlines—2.2%
12,508	Allegiant Travel Co.	1,669,443
45,912	SkyWest, Inc.	528,906

		2,198,349

	Building Products—6.4%
38,040	AAON, Inc.	747,486
11,030	American Woodmark Corp.(b)	451,237
26,160	Apogee Enterprises, Inc.	1,148,424
26,061	Gibraltar Industries, Inc.(b)	397,430
38,586	Griffon Corp.	474,222
42,474	PGT, Inc.(b)	399,468
33,708	Quanex Building Products Corp.	674,834
37,380	Simpson Manufacturing Co., Inc.	1,236,531
18,024	Universal Forest Products, Inc.	900,659

		6,430,291

	Commercial Services & Supplies—16.1%
46,558	ABM Industries, Inc.	1,286,863
42,748	Brady Corp., Class A	1,019,112
43,617	Brink’s Co. (The)	915,957
17,883	G&K Services, Inc., Class A	1,127,881
63,159	Healthcare Services Group, Inc.	1,880,875
59,695	Interface, Inc.	956,911
26,534	Matthews International Corp., Class A	1,222,687
41,925	Mobile Mini, Inc.	1,837,573
57,693	Tetra Tech, Inc.	1,546,749
14,037	UniFirst Corp.	1,565,968
34,991	United Stationers, Inc.	1,461,574
19,418	US Ecology, Inc.	976,337
17,992	Viad Corp.	458,976

		16,257,463

	Construction & Engineering—5.0%
33,551	Aegion Corp.(b)	614,654
33,899	Comfort Systems USA, Inc.	520,689
30,531	Dycom Industries, Inc.(b)	958,368
60,195	EMCOR Group, Inc.	2,656,406

Number of Shares		Value
	Common Stocks (continued)
	Construction & Engineering (continued)
24,619	Orion Marine Group, Inc.(b)	$269,824

		5,019,941

	Electrical Equipment—6.8%
23,034	AZZ, Inc.	1,077,070
16,743	Encore Wire Corp.	635,229
41,785	EnerSys	2,624,098
35,451	Franklin Electric Co., Inc.	1,323,740
43,704	General Cable Corp.	619,286
8,309	Powell Industries, Inc.	378,309
14,884	Vicor Corp.(b)	202,571

		6,860,303

	Machinery—23.2%
61,719	Actuant Corp., Class A	1,955,875
25,702	Albany International Corp., Class A	971,022
16,876	Astec Industries, Inc.	639,769
43,932	Barnes Group, Inc.	1,606,154
41,136	Briggs & Stratton Corp.	831,359
15,859	CIRCOR International, Inc.	1,191,804
21,540	EnPro Industries, Inc.(b)	1,389,976
23,621	ESCO Technologies, Inc.	898,070
56,353	Federal Signal Corp.	800,213
56,438	Hillenbrand, Inc.	1,878,821
26,165	John Bean Technologies Corp.	784,165
11,431	Lindsay Corp.	1,002,499
15,324	Lydall, Inc.(b)	473,971
50,929	Mueller Industries, Inc.	1,653,155
11,459	Standex International Corp.	988,339
16,510	Tennant Co.	1,217,282
48,132	Titan International, Inc.	508,274
49,993	Toro Co. (The)	3,086,068
25,543	Watts Water Technologies, Inc., Class A	1,548,672

		23,425,488

	Marine—1.1%
38,609	Matson, Inc.	1,099,971

	Professional Services—8.8%
13,036	CDI Corp.	224,089
11,753	Exponent, Inc.	938,124
14,734	Heidrick & Struggles International, Inc.	306,762
20,408	Insperity, Inc.	644,077
26,661	Kelly Services, Inc., Class A	470,033
45,170	Korn/Ferry International(b)	1,261,598
43,859	Navigant Consulting, Inc.(b)	674,990
44,028	On Assignment, Inc.(b)	1,281,215
34,411	Resources Connection, Inc.	532,338
37,279	TrueBlue, Inc.(b)	921,537
29,391	WageWorks, Inc.(b)	1,675,581

		8,930,344

	Road & Rail—5.6%
21,709	ArcBest Corp.	840,138
19,591	Celadon Group, Inc.	381,241
49,660	Heartland Express, Inc.	1,248,452
54,567	Knight Transportation, Inc.	1,596,630
24,854	Roadrunner Transportation Systems, Inc.(b)	512,241
22,174	Saia, Inc.(b)	1,086,970

		5,665,672

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares S&P SmallCap Industrials Portfolio (PSCI) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks (continued)
	Trading Companies & Distributors—4.5%
24,485	Aceto Corp.	$556,789
37,275	Applied Industrial Technologies, Inc.	1,819,393
11,551	DXP Enterprises, Inc.(b)	765,716
24,329	Kaman Corp.	1,047,606
7,327	Veritiv Corp.(b)	330,521

		4,520,025

	Total Investments (Cost $90,613,852)—100.0%	101,010,063
	Other assets less liabilities—(0.0)%	(12,372)

	Net Assets—100.0%	$100,997,691

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

October 31, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Communications Equipment—7.5%
104,344	ADTRAN, Inc.	$2,213,136
20,390	Bel Fuse, Inc., Class B	576,833
29,631	Black Box Corp.	651,586
68,567	CalAmp Corp.(b)	1,321,972
30,583	Comtech Telecommunications Corp.	1,164,295
47,395	Digi International, Inc.(b)	392,430
174,860	Harmonic, Inc.(b)	1,166,316
110,125	Ixia(b)	1,060,504
68,494	NETGEAR, Inc.(b)	2,331,536
30,362	Oplink Communications, Inc.	633,048
39,424	Procera Networks, Inc.(b)	295,286
81,972	ViaSat, Inc.(b)	5,134,726

		16,941,668

	Electronic Equipment, Instruments & Components—23.8%
28,299	Agilysys, Inc.(b)	319,779
51,862	Anixter International, Inc.	4,417,086
27,543	Badger Meter, Inc.	1,567,747
102,747	Benchmark Electronics, Inc.(b)	2,437,159
79,533	Checkpoint Systems, Inc.(b)	1,054,608
47,576	Coherent, Inc.(b)	3,099,576
64,098	CTS Corp.	1,179,403
74,309	Daktronics, Inc.	989,053
32,634	DTS, Inc.(b)	971,840
50,536	Electro Scientific Industries, Inc.	358,806
56,254	Fabrinet (Thailand)(b)	1,024,385
32,897	FARO Technologies, Inc.(b)	1,842,232
99,587	II-VI, Inc.(b)	1,343,429
78,077	Insight Enterprises, Inc.(b)	1,776,252
42,964	Littelfuse, Inc.	4,190,708
60,480	Mercury Systems, Inc.(b)	845,510
72,778	Methode Electronics, Inc.	2,865,998
28,874	MTS Systems Corp.	1,905,973
76,168	Newport Corp.(b)	1,362,645
35,495	OSI Systems, Inc.(b)	2,515,886
39,916	Park Electrochemical Corp.	1,029,833
64,371	Plexus Corp.(b)	2,661,741
53,424	Rofin-Sinar Technologies, Inc.(b)	1,196,163
34,829	Rogers Corp.(b)	2,381,259
157,627	Sanmina Corp.(b)	3,951,709
54,439	ScanSource, Inc.(b)	2,078,481
53,070	SYNNEX Corp.	3,671,383
101,742	TTM Technologies, Inc.(b)	703,037

		53,741,681

	Internet Software & Services—11.1%
78,440	Blucora, Inc.(b)	1,329,558
65,179	comScore, Inc.(b)	2,746,643
84,292	Dealertrack Technologies, Inc.(b)	3,965,939
71,663	Dice Holdings, Inc.(b)	714,480
60,996	Digital River, Inc.(b)	1,559,668
86,493	j2 Global, Inc.	4,678,406
46,395	Liquidity Services, Inc.(b)	592,928
93,344	LivePerson, Inc.(b)	1,344,154
46,956	LogMeIn, Inc.(b)	2,256,236
169,420	Monster Worldwide, Inc.(b)	653,961
115,767	NIC, Inc.	2,133,586
65,662	Perficient, Inc.(b)	1,088,676

Number of Shares		Value
	Common Stocks (continued)
	Internet Software & Services (continued)
65,182	QuinStreet, Inc.(b)	$263,987
27,857	Stamps.com, Inc.(b)	1,027,923
46,161	XO Group, Inc.(b)	587,629

		24,943,774

	IT Services—13.2%
44,852	CACI International, Inc., Class A(b)	3,690,871
84,826	Cardtronics, Inc.(b)	3,256,470
133,956	Ciber, Inc.(b)	438,036
66,160	CSG Systems International, Inc.	1,753,902
59,375	ExlService Holdings, Inc.(b)	1,661,906
20,879	Forrester Research, Inc.	841,006
68,634	Heartland Payment Systems, Inc.	3,544,946
69,666	iGATE Corp.(b)	2,581,125
44,779	ManTech International Corp., Class A	1,260,977
127,784	MAXIMUS, Inc.	6,192,413
75,167	Sykes Enterprises, Inc.(b)	1,619,097
33,775	TeleTech Holdings, Inc.(b)	871,733
50,664	Virtusa Corp.(b)	2,076,211

		29,788,693

	Semiconductors & Semiconductor Equipment—22.2%
71,600	Advanced Energy Industries, Inc.(b)	1,416,248
127,431	Brooks Automation, Inc.	1,571,224
45,356	Cabot Microelectronics Corp.(b)	2,187,520
39,041	CEVA, Inc.(b)	636,368
118,514	Cirrus Logic, Inc.(b)	2,287,320
48,444	Cohu, Inc.	494,129
69,858	Diodes, Inc.(b)	1,804,432
41,986	DSP Group, Inc.(b)	406,844
169,338	Entropic Communications, Inc.(b)	423,345
90,305	Exar Corp.(b)	862,413
115,924	Kopin Corp.(b)	440,511
146,226	Kulicke & Soffa Industries, Inc. (Singapore)(b)	2,108,579
85,186	Micrel, Inc.	1,034,158
181,952	Microsemi Corp.(b)	4,743,489
101,176	MKS Instruments, Inc.	3,682,806
68,693	Monolithic Power Systems, Inc.	3,035,544
46,012	Nanometrics, Inc.(b)	623,002
38,092	Pericom Semiconductor Corp.(b)	416,346
57,413	Power Integrations, Inc.	2,891,319
63,453	Rudolph Technologies, Inc.(b)	557,117
70,087	Synaptics, Inc.(b)	4,796,053
89,106	Tessera Technologies, Inc.	2,707,931
333,517	TriQuint Semiconductor, Inc.(b)	7,213,973
53,750	Ultratech, Inc.(b)	1,028,238
76,719	Veeco Instruments, Inc.(b)	2,761,117

		50,130,026

	Software—18.6%
88,081	Blackbaud, Inc.	3,919,604
72,052	Bottomline Technologies (de), Inc.(b)	1,807,785
58,496	Ebix, Inc.	862,816
59,053	Epiq Systems, Inc.	947,210
32,005	Interactive Intelligence Group, Inc.(b)	1,544,561
143,234	Manhattan Associates, Inc.(b)	5,745,116
17,244	MicroStrategy, Inc., Class A(b)	2,774,215
74,720	Monotype Imaging Holdings, Inc.	2,137,739
71,255	NetScout Systems, Inc.(b)	2,626,459

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares S&P SmallCap Information Technology Portfolio (PSCT) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks (continued)
	Software (continued)
96,628	Progress Software Corp.(b)	$2,502,665
67,833	Synchronoss Technologies, Inc.(b)	3,504,931
159,210	Take-Two Interactive Software, Inc.(b)	4,211,105
69,534	Tangoe, Inc.(b)	1,020,064
62,656	Tyler Technologies, Inc.(b)	7,012,460
55,989	VASCO Data Security International, Inc.(b)	1,417,641

		42,034,371

	Technology Hardware, Storage & Peripherals—3.6%
88,732	Electronics for Imaging, Inc.(b)	4,056,827
167,507	QLogic Corp.(b)	1,978,258
65,133	Super Micro Computer, Inc.(b)	2,081,651

		8,116,736

	Total Common Stocks (Cost $191,777,781)	225,696,949

	Money Market Fund—0.0%
37,784	Invesco Premier Portfolio—Institutional Class(c) (Cost $37,784)	37,784

	Total Investments (Cost $191,815,565)—100.0%	225,734,733
	Other assets less liabilities—(0.0)%	(34,652)

	Net Assets—100.0%	$225,700,081

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares S&P SmallCap Materials Portfolio (PSCM)

October 31, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Chemicals—39.5%
36,365	A. Schulman, Inc.	$1,287,685
31,496	American Vanguard Corp.	363,464
38,072	Balchem Corp.	2,463,258
66,241	Calgon Carbon Corp.(b)	1,393,048
62,428	Flotek Industries, Inc.(b)	1,383,404
27,687	FutureFuel Corp.	368,791
62,514	H.B. Fuller Co.	2,623,713
11,759	Hawkins, Inc.	452,839
27,192	Innophos Holdings, Inc.	1,549,944
70,096	Intrepid Potash, Inc.(b)	942,791
25,515	Koppers Holdings, Inc.	1,007,332
40,833	Kraton Performance Polymers, Inc.(b)	730,502
24,193	LSB Industries, Inc.(b)	907,963
39,564	OM Group, Inc.	1,029,851
16,485	Quaker Chemical Corp.	1,353,089
23,874	Stepan Co.	1,057,141
31,851	Tredegar Corp.	605,806
28,612	Zep, Inc.	459,509

		19,980,130

	Construction Materials—2.3%
91,497	Headwaters, Inc.(b)	1,162,012

	Containers & Packaging—0.9%
31,189	Myers Industries, Inc.	465,964

	Metals & Mining—32.9%
21,642	A.M. Castle & Co.(b)	159,069
213,866	AK Steel Holding Corp.(b)	1,618,966
64,124	Century Aluminum Co.(b)	1,877,551
79,884	Globe Specialty Metals, Inc.	1,502,618
15,461	Haynes International, Inc.	718,782
22,250	Kaiser Aluminum Corp.	1,547,487
25,709	Materion Corp.	1,014,220
11,344	Olympic Steel, Inc.	228,241
38,236	RTI International Metals, Inc.(b)	900,458
149,419	Stillwater Mining Co.(b)	1,961,871
86,309	SunCoke Energy, Inc.(b)	2,062,785
67,035	US Silica Holdings, Inc.	3,009,872

		16,601,920

	Paper & Forest Products—24.4%
49,059	Boise Cascade Co.(b)	1,769,068
24,654	Clearwater Paper Corp.(b)	1,586,485
13,780	Deltic Timber Corp.	896,940
105,086	KapStone Paper and Packaging Corp.(b)	3,232,445
20,685	Neenah Paper, Inc.	1,261,992
53,410	P.H. Glatfelter Co.	1,347,534
37,921	Schweitzer-Mauduit International, Inc.	1,632,878
62,208	Wausau Paper Corp.	615,237

		12,342,579

	Total Investments (Cost $50,620,479)—100.0%	50,552,605
	Other assets less liabilities—0.0%	11,783

	Net Assets—100.0%	$50,564,388

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

October 31, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Diversified Telecommunication Services—22.1%
208,229	8x8, Inc.(b)	$1,636,680
25,784	Atlantic Tele-Network, Inc.	1,732,427
432,142	Cincinnati Bell, Inc.(b)	1,585,961
83,628	Consolidated Communications Holdings, Inc.	2,165,965
79,095	General Communication, Inc., Class A(b)	927,784
48,334	Lumos Networks Corp.	831,345

		8,880,162

	Electric Utilities—16.7%
35,399	ALLETE, Inc.	1,849,244
44,954	El Paso Electric Co.	1,701,059
77,321	UIL Holdings Corp.	3,180,986

		6,731,289

	Gas Utilities—44.0%
59,027	Laclede Group, Inc. (The)	2,996,801
57,721	New Jersey Resources Corp.	3,375,524
37,968	Northwest Natural Gas Co.	1,781,838
107,123	Piedmont Natural Gas Co., Inc.	4,071,745
30,157	South Jersey Industries, Inc.	1,768,407
63,602	Southwest Gas Corp.	3,694,640

		17,688,955

	Multi-Utilities—9.2%
52,352	Avista Corp.	1,855,878
35,226	NorthWestern Corp.	1,861,342

		3,717,220

	Water Utilities—4.7%
52,918	American States Water Co.	1,893,406

	Wireless Telecommunication Services—3.3%
43,444	NTELOS Holdings Corp.	437,916
55,708	Spok Holdings, Inc.	904,698

		1,342,614

	Total Investments (Cost $31,806,696)—100.0%	40,253,646
	Other assets less liabilities—0.0%	5,594

	Net Assets—100.0%	$40,259,240

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Statements of Assets and Liabilities

October 31, 2014

	PowerShares DWA SmallCap Momentum Portfolio (DWAS)	PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	PowerShares S&P SmallCap Energy Portfolio (PSCE)
Assets:
Unaffiliated investments, at value(a)	$292,528,103	$92,108,142	$32,318,274	$30,293,292
Affiliated investments, at value	16,689,647	5,046,840	15,685	19,580

Total investments, at value	309,217,750	97,154,982	32,333,959	30,312,872
Cash	—	—	7,306	—
Receivables:
Investments sold	7,650,751	—	1,718,745	103,220
Dividends	59,252	49,994	15,373	—
Securities lending	36,267	11,376	—	—
Foreign tax reclaims	1,694	—	—	—

Total Assets	316,965,714	97,216,352	34,075,383	30,416,092

Liabilities:
Due to custodian	—	3,702	—	—
Payables:
Collateral upon return of securities loaned	16,643,681	5,040,799	—	—
Shares repurchased	7,647,329	—	—	—
Investments purchased	—	—	1,774,706	127,821
Accrued unitary management fees	157,520	23,718	5,228	7,436

Total Liabilities	24,448,530	5,068,219	1,779,934	135,257

Net Assets	$292,517,184	$92,148,133	$32,295,449	$30,280,835

Net Assets Consist of:
Shares of beneficial interest	$316,861,841	$82,563,378	$30,295,137	$49,411,737
Undistributed net investment income	—	157,473	88,992	—
Undistributed net realized gain (loss)	(50,909,569)	(1,780,695)	137,351	(10,816,537)
Net unrealized appreciation (depreciation)	26,564,912	11,207,977	1,773,969	(8,314,365)

Net Assets	$292,517,184	$92,148,133	$32,295,449	$30,280,835

Shares outstanding (unlimited amount authorized, $0.01 par value)	7,650,000	1,950,000	600,000	800,000
Net asset value	$38.24	$47.26	$53.83	$37.85

Market price	$38.24	$47.27	$53.82	$37.84

Unaffiliated investments, at cost	$265,963,191	$80,900,165	$30,544,305	$38,607,657

Affiliated investments, at cost	$16,689,647	$5,046,840	$15,685	$19,580

Total investments, at cost	$282,652,838	$85,947,005	$30,559,990	$38,627,237

(a) Includes securities on loan with an aggregate value of:	$16,393,061	$5,040,755	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares S&P SmallCap Financials Portfolio (PSCF)	PowerShares S&P SmallCap Health Care Portfolio (PSCH)	PowerShares S&P SmallCap Industrials Portfolio (PSCI)	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	PowerShares S&P SmallCap Materials Portfolio (PSCM)	PowerShares S&P SmallCap Utilities Portfolio (PSCU)

$114,750,075	$165,206,415	$101,010,063	$225,696,949	$50,552,605	$40,253,646
—	14,837	—	37,784	—	—

114,750,075	165,221,252	101,010,063	225,734,733	50,552,605	40,253,646
—	—	—	—	—	—

50,956	—	—	2,216,038	—	—
134,742	16,806	13,514	13,314	25,621	43,828
—	—	—	—	—	—
—	—	—	—	—	—

114,935,773	165,238,058	101,023,577	227,964,085	50,578,226	40,297,474

86,323	—	1,671	—	1,132	29,066

—	—	—	—	—	—
—	—	—	—	—	—
70,607	—	—	2,212,719	—	—
26,259	37,683	24,215	51,285	12,706	9,168

183,189	37,683	25,886	2,264,004	13,838	38,234

$114,752,584	$165,200,375	$100,997,691	$225,700,081	$50,564,388	$40,259,240

$87,645,567	$143,649,002	$92,113,850	$198,248,663	$51,076,488	$32,867,051
365,677	43,900	129,883	73,622	71,231	210,497
(2,303,742)	2,250,469	(1,642,253)	(6,541,372)	(515,457)	(1,265,258)
29,045,082	19,257,004	10,396,211	33,919,168	(67,874)	8,446,950

$114,752,584	$165,200,375	$100,997,691	$225,700,081	$50,564,388	$40,259,240

2,800,000	2,750,000	2,250,000	4,700,000	1,150,000	1,050,000
$40.98	$60.07	$44.89	$48.02	$43.97	$38.34

$40.97	$60.03	$44.83	$48.01	$43.95	$38.33

$85,704,993	$145,949,411	$90,613,852	$191,777,781	$50,620,479	$31,806,696

$—	$14,837	$—	$37,784	$—	$—

$85,704,993	$145,964,248	$90,613,852	$191,815,565	$50,620,479	$31,806,696

$—	$—	$—	$—	$—	$—

41

Statements of Operations

For the year ended October 31, 2014

	PowerShares DWA SmallCap Momentum Portfolio (DWAS)	PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	PowerShares S&P SmallCap Energy Portfolio (PSCE)
Investment Income:
Unaffiliated dividend income	$2,342,718	$966,950	$311,851	$175,517
Securities lending income	905,970	116,652	4,265	—
Affiliated dividend income	29	11	2	2
Foreign withholding tax	(2,541)	—	—	(713)

Total Income	3,246,176	1,083,613	316,118	174,806

Expenses:
Unitary management fees	3,059,131	320,260	106,032	139,283

Less: Waivers	(222)	(73)	(20)	(16)

Net Expenses	3,058,909	320,187	106,012	139,267

Net Investment Income	187,267	763,426	210,106	35,539

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(44,142,546)	(294,369)	(396,889)	(4,288,244)
In-kind redemptions	36,351,190	20,130,889	8,028,981	5,839,559

Net realized gain (loss)	(7,791,356)	19,836,520	7,632,092	1,551,315

Net change in unrealized appreciation (depreciation) on investment securities	(5,259,970)	(17,461,256)	(5,019,624)	(11,272,819)

Net realized and unrealized gain (loss)	(13,051,326)	2,375,264	2,612,468	(9,721,504)

Net increase (decrease) in net assets resulting from operations	$(12,864,059)	$3,138,690	$2,822,574	$(9,685,965)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares S&P SmallCap Financials Portfolio (PSCF)	PowerShares S&P SmallCap Health Care Portfolio (PSCH)	PowerShares S&P SmallCap Industrials Portfolio (PSCI)	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	PowerShares S&P SmallCap Materials Portfolio (PSCM)	PowerShares S&P SmallCap Utilities Portfolio (PSCU)

$2,786,978	$652,843	$1,143,728	$1,155,210	$419,002	$1,116,131
—	—	—	—	—	—
6	16	57	23	1	3
—	—	—	—	—	—

2,786,984	652,859	1,143,785	1,155,233	419,003	1,116,134

310,806	511,370	309,418	667,370	132,587	102,336

(56)	(116)	(366)	(145)	(11)	(61)

310,750	511,254	309,052	667,225	132,576	102,275

2,476,234	141,605	834,733	488,008	286,427	1,013,859

(1,202,430)	2,556,687	(1,300,541)	(4,513,034)	(404,938)	(314,151)
3,070,608	36,705,828	7,267,262	31,065,420	2,693,325	1,636,630

1,868,178	39,262,515	5,966,721	26,552,386	2,288,387	1,322,479

5,380,014	(12,286,159)	(2,335,814)	4,030,338	(1,663,452)	2,810,881

7,248,192	26,976,356	3,630,907	30,582,724	624,935	4,133,360

$9,724,426	$27,117,961	$4,465,640	$31,070,732	$911,362	$5,147,219

43

Statements of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	PowerShares DWA SmallCap Momentum Portfolio (DWAS)		PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)
	2014	2013	2014	2013
Operations:
Net investment income	$187,267	$147,357	$763,426	$783,995
Net realized gain (loss)	(7,791,356)	4,970,131	19,836,520	3,420,020
Net change in unrealized appreciation (depreciation)	(5,259,970)	31,731,201	(17,461,256)	22,376,466

Net increase (decrease) in net assets resulting from operations	(12,864,059)	36,848,689	3,138,690	26,580,481

Distributions to Shareholders from:
Net investment income	(207,003)	(256,651)	(677,116)	(788,119)
Capital gains	—	—	—	—
Return of capital	(136,683)	—	—	—

Total distributions to shareholders	(343,686)	(256,651)	(677,116)	(788,119)

Shareholder Transactions:
Proceeds from shares sold	203,215,850	538,248,946	40,321,607	29,566,862
Value of shares repurchased	(402,536,898)	(84,025,929)	(52,832,637)	(14,312,423)

Net increase (decrease) in net assets resulting from shares transactions	(199,321,048)	454,223,017	(12,511,030)	15,254,439

Increase (Decrease) in Net Assets	(212,528,793)	490,815,055	(10,049,456)	41,046,801

Net Assets:
Beginning of year	505,045,977	14,230,922	102,197,589	61,150,788

End of year	$292,517,184	$505,045,977	$92,148,133	$102,197,589

Undistributed net investment income at end of year	$—	$—	$157,473	$71,163

Changes in Shares Outstanding:
Shares sold	5,200,000	15,400,000	850,000	700,000
Shares repurchased	(11,150,001)	(2,350,000)	(1,150,000)	(350,000)
Shares outstanding, beginning of year	13,600,001	550,001	2,250,000	1,900,000

Shares outstanding, end of year	7,650,000	13,600,001	1,950,000	2,250,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)		PowerShares S&P SmallCap Energy Portfolio (PSCE)		PowerShares S&P SmallCap Financials Portfolio (PSCF)
2014	2013	2014	2013	2014	2013

$210,106	$208,241	$35,539	$225,579	$2,476,234	$2,084,560
7,632,092	3,708,126	1,551,315	(2,537,285)	1,868,178	5,630,987
(5,019,624)	6,013,409	(11,272,819)	13,755,864	5,380,014	13,497,012

2,822,574	9,929,776	(9,685,965)	11,444,158	9,724,426	21,212,559

(207,301)	(212,076)	(17,300)	(224,127)	(2,634,796)	(2,375,822)
—	—	—	—	(77,662)	—
—	—	(4,640)	—	—	—

(207,301)	(212,076)	(21,940)	(224,127)	(2,712,458)	(2,375,822)

42,197,537	28,105,896	17,822,356	27,600,720	19,531,664	28,588,475
(58,668,397)	(20,769,670)	(26,112,756)	(29,862,036)	(9,760,305)	(20,930,779)

(16,470,860)	7,336,226	(8,290,400)	(2,261,316)	9,771,359	7,657,696

(13,855,587)	17,053,926	(17,998,305)	8,958,715	16,783,327	26,494,433

46,151,036	29,097,110	48,279,140	39,320,425	97,969,257	71,474,824

$32,295,449	$46,151,036	$30,280,835	$48,279,140	$114,752,584	$97,969,257

$88,992	$86,187	$—	$(18,239)	$365,677	$298,369

850,000	650,000	350,000	600,000	500,000	800,000
(1,200,000)	(550,000)	(550,000)	(800,000)	(250,000)	(600,000)
950,000	850,000	1,000,000	1,200,000	2,550,000	2,350,000

600,000	950,000	800,000	1,000,000	2,800,000	2,550,000

45

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2014 and 2013

	PowerShares S&P SmallCap Health Care Portfolio (PSCH)		PowerShares S&P SmallCap Industrials Portfolio (PSCI)
	2014	2013	2014	2013
Operations:
Net investment income	$141,605	$422,111	$834,733	$359,197
Net realized gain	39,262,515	11,993,053	5,966,721	1,030,175
Net change in unrealized appreciation (depreciation)	(12,286,159)	35,345,915	(2,335,814)	12,358,533

Net increase in net assets resulting from operations	27,117,961	47,761,079	4,465,640	13,747,905

Distributions to Shareholders from:
Net investment income	(125,592)	(438,238)	(762,996)	(473,313)

Shareholder Transactions:
Proceeds from shares sold	69,523,254	68,405,949	49,048,765	51,494,761
Value of shares repurchased	(109,478,843)	(59,430,329)	(25,780,785)	(9,105,548)

Net increase (decrease) in net assets resulting from shares transactions	(39,955,589)	8,975,620	23,267,980	42,389,213

Increase (Decrease) in Net Assets	(12,963,220)	56,298,461	26,970,624	55,663,805

Net Assets:
Beginning of year	178,163,595	121,865,134	74,027,067	18,363,262

End of year	$165,200,375	$178,163,595	$100,997,691	$74,027,067

Undistributed net investment income at end of year	$43,900	$27,887	$129,883	$58,146

Changes in Shares Outstanding:
Shares sold	1,250,000	1,450,000	1,100,000	1,400,000
Shares repurchased	(2,000,000)	(1,500,000)	(600,000)	(250,000)
Shares outstanding, beginning of year	3,500,000	3,550,000	1,750,000	600,000

Shares outstanding, end of year	2,750,000	3,500,000	2,250,000	1,750,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)		PowerShares S&P SmallCap Materials Portfolio (PSCM)		PowerShares S&P SmallCap Utilities Portfolio (PSCU)
2014	2013	2014	2013	2014	2013

$488,008	$293,953	$286,427	$75,187	$1,013,859	$954,658
26,552,386	8,229,116	2,288,387	582,835	1,322,479	461,853
4,030,338	36,654,232	(1,663,452)	1,796,511	2,810,881	2,941,872

31,070,732	45,177,301	911,362	2,454,533	5,147,219	4,358,383

(471,499)	(899,671)	(227,942)	(80,742)	(957,249)	(1,270,957)

76,868,743	117,530,934	50,738,005	14,953,329	8,862,303	4,911,103
(91,786,214)	(30,296,222)	(19,011,318)	(5,217,979)	(5,366,354)	(4,966,528)

(14,917,471)	87,234,712	31,726,687	9,735,350	3,495,949	(55,425)

15,681,762	131,512,342	32,410,107	12,109,141	7,685,919	3,032,001

210,018,319	78,505,977	18,154,281	6,045,140	32,573,321	29,541,320

$225,700,081	$210,018,319	$50,564,388	$18,154,281	$40,259,240	$32,573,321

$73,622	$22,927	$71,231	$12,746	$210,497	$153,887

1,700,000	3,250,000	1,150,000	400,000	250,000	150,000
(2,050,000)	(850,000)	(450,000)	(150,000)	(150,000)	(150,000)
5,050,000	2,650,000	450,000	200,000	950,000	950,000

4,700,000	5,050,000	1,150,000	450,000	1,050,000	950,000

47

Financial Highlights

PowerShares DWA SmallCap Momentum Portfolio (DWAS)

	Year Ended October 31,			For the Period July 16, 2012(a) Through October 31, 2012
	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$37.14	$25.87		$24.85
Net investment income(b)	0.01	0.04		0.03
Net realized and unrealized gain on investments	1.11	11.50		0.99	(c)
Total from investment operations	1.12	11.54		1.02
Distributions to shareholders from:
Net investment income	(0.01)	(0.27)		—
Return of capital	(0.01)	—		—
Total distributions	(0.02)	(0.27)		—
Net asset value at end of period	$38.24	$37.14		$25.87
Market price at end of period(d)	$38.24	$37.22		$25.80
Net Asset Value Total Return(e)	3.03%	44.98%		4.10	%(f)
Market Price Total Return(e)	2.80%	45.69%		3.82	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$292,517	$505,046		$14,231
Ratio to average net assets of:
Expenses	0.60%	0.60	%(g)	0.60	%(h)
Net investment income	0.04%	0.10%		0.41	%(h)
Portfolio turnover rate(i)	168%	145%		18%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (July 19, 2012, the first day of trading on the Exchange) to October 31, 2012 was 3.52%. The market price total return from Fund Inception to October 31, 2012 was 3.12%.
(g)	In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment company and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment companies expenses that the Fund bears indirectly is included in the Fund’s total returns.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Financial Highlights (continued)

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

	Year Ended October 31,				For the Period April 5, 2010(a) Through October 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$45.42	$32.18	$27.16	$24.96	$25.61
Net investment income(b)	0.32	0.40	0.15	0.17	0.05
Net realized and unrealized gain (loss) on investments	1.80	13.25	5.03	2.18	(0.70	)(c)
Total from investment operations	2.12	13.65	5.18	2.35	(0.65)
Distributions to shareholders from:
Net investment income	(0.28)	(0.41)	(0.16)	(0.15)	—
Net asset value at end of period	$47.26	$45.42	$32.18	$27.16	$24.96
Market price at end of period(d)	$47.27	$45.52	$32.18	$27.19	$24.96
Net Asset Value Total Return(e)	4.66%	42.81%	19.17%	9.39%	(2.54	)%(f)
Market Price Total Return(e)	4.45%	43.13%	19.04%	9.51%	(2.54	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$92,148	$102,198	$61,151	$43,450	$31,206
Ratio to average net assets of:
Expenses	0.29%	0.30%	0.29%	0.29%	0.29	%(g)
Net investment income	0.69%	1.04%	0.50%	0.61%	0.41	%(g)
Portfolio turnover rate(h)	13%	10%	8%	8%	6%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was (3.37)%. The market price total return from Fund Inception to October 31, 2010 was (3.29)%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

	Year Ended October 31,				For the Period April 5, 2010(a) Through October 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$48.58	$34.23	$30.81	$27.42	$25.40
Net investment income(b)	0.28	0.28	0.34	0.33	0.09
Net realized and unrealized gain on investments	5.21	14.31	3.30	3.37	1.98
Total from investment operations	5.49	14.59	3.64	3.70	2.07
Distributions to shareholders from:
Net investment income	(0.24)	(0.24)	(0.22)	(0.31)	(0.05)
Net asset value at end of period	$53.83	$48.58	$34.23	$30.81	$27.42
Market price at end of period(c)	$53.82	$48.68	$34.14	$30.84	$27.44
Net Asset Value Total Return(d)	11.34%	42.83%	11.86%	13.53%	8.15	%(e)
Market Price Total Return(d)	11.08%	43.51%	11.45%	13.55%	8.23	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$32,295	$46,151	$29,097	$12,324	$5,485
Ratio to average net assets of:
Expenses	0.29%	0.30%	0.29%	0.29%	0.29	%(f)
Net investment income	0.57%	0.69%	1.01%	1.07%	0.61	%(f)
Portfolio turnover rate(g)	33%	23%	14%	30%	10%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was 8.15%. The market price total return from Fund Inception to October 31, 2010 was 8.23%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Financial Highlights (continued)

PowerShares S&P SmallCap Energy Portfolio (PSCE)

	Year Ended October 31,						For the Period April 5, 2010(a) Through October 31, 2010
	2014		2013	2012		2011
Per Share Operating Performance:
Net asset value at beginning of period	$48.28		$32.77	$33.59		$26.33	$25.76
Net investment income(b)	0.04		0.29	0.01		0.11	0.00	(c)
Net realized and unrealized gain (loss) on investments	(10.45)		15.47	(0.81)		7.57 (d)	0.57
Total from investment operations	(10.41)		15.76	(0.80)		7.68	0.57
Distributions to shareholders from:
Net investment income	(0.02)		(0.25)	(0.02)		(0.24)	—
Return of capital	(0.00	)(e)	—	(0.00	)(e)	(0.18)	—
Total distributions	(0.02)		(0.25)	(0.02)		(0.42)	—
Net asset value at end of period	$37.85		$48.28	$32.77		$33.59	$26.33
Market price at end of period(f)	$37.84		$48.42	$32.72		$33.62	$26.33
Net Asset Value Total Return(g)	(21.57)%		48.41%	(2.37)%		29.21%	2.21	%(h)
Market Price Total Return(g)	(21.82)%		49.07%	(2.61)%		29.33%	2.21	%(h)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$30,281		$48,279	$39,320		$57,106	$7,899
Ratio to average net assets of:
Expenses	0.29%		0.29%	0.29%		0.29%	0.29	%(i)
Net investment income	0.07%		0.74%	0.03%		0.28%	0.02	%(i)
Portfolio turnover rate(j)	27%		38%	36%		46%	13%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(e)	Amount represents less than $(0.005).
(f)	The mean between the last bid and ask price.
(g)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(h)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was 2.89%. The market price total return from Fund Inception to October 31, 2010 was 3.05%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Financial Highlights (continued)

PowerShares S&P SmallCap Financials Portfolio (PSCF)

	Year Ended October 31,						For the Period April 5, 2010(a) Through October 31, 2010
	2014		2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$38.42		$30.41		$26.33	$25.04	$25.41
Net investment income(b)	0.89		0.88		0.60	0.57	0.24
Net realized and unrealized gain (loss) on investments	2.67		8.14		3.99	1.25	(0.46	)(c)
Total from investment operations	3.56		9.02		4.59	1.82	(0.22)
Distributions to shareholders from:
Net investment income	(0.97)		(1.01)		(0.51)	(0.53)	(0.15)
Capital gains	(0.03)		—		—	—	—
Total distributions	(1.00)		(1.01)		(0.51)	(0.53)	(0.15)
Net asset value at end of period	$40.98		$38.42		$30.41	$26.33	$25.04
Market price at end of period(d)	$40.97		$38.50		$30.39	$26.36	$25.02
Net Asset Value Total Return(e)	9.40%		30.26%		17.67%	7.33%	(0.84	)%(f)
Market Price Total Return(e)	9.14%		30.62%		17.46%	7.54%	(0.92	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$114,753		$97,969		$71,475	$60,557	$50,080
Ratio to average net assets of:
Expenses	0.29	%(g)	0.30	%(g)	0.29%	0.29%	0.29	%(h)
Net investment income	2.31%		2.56%		2.05%	2.14%	1.90	%(h)
Portfolio turnover rate(i)	16%		24%		10%	13%	5%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was (2.30)%. The market price total return from Fund Inception to October 31, 2010 was (2.42)%.
(g)	In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment company and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment companies expenses that the Fund bears indirectly is included in the Fund’s total returns.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Financial Highlights (continued)

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

	Year Ended October 31,				For the Period April 5, 2010(a) Through October 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$50.90	$34.33	$30.42	$25.31	$25.30
Net investment income (loss)(b)	0.04	0.15	0.01	(0.02)	(0.01)
Net realized and unrealized gain on investments	9.17	16.56	4.22	5.20	0.02
Total from investment operations	9.21	16.71	4.23	5.18	0.01
Distributions to shareholders from:
Net investment income	(0.04)	(0.14)	(0.32)	(0.07)	—
Net asset value at end of period	$60.07	$50.90	$34.33	$30.42	$25.31
Market price at end of period(c)	$60.03	$50.99	$34.30	$30.46	$25.31
Net Asset Value Total Return(d)	18.10%	48.85%	14.01%	20.51%	0.04	%(e)
Market Price Total Return(d)	17.81%	49.25%	13.77%	20.67%	0.04	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$165,200	$178,164	$121,865	$106,481	$45,564
Ratio to average net assets of:
Expenses	0.29%	0.30%	0.29%	0.29%	0.29	%(f)
Net investment income (loss)	0.08%	0.35%	0.04%	(0.06)%	(0.08	)%(f)
Portfolio turnover rate(g)	27%	16%	23%	15%	14%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was 0.92%. The market price total return from Fund Inception to October 31, 2010 was 1.00%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Financial Highlights (continued)

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

	Year Ended October 31,					For the Period April 5, 2010(a) Through October 31, 2010
	2014	2013	2012		2011
Per Share Operating Performance:
Net asset value at beginning of period	$42.30	$30.61	$27.05		$25.88	$25.41
Net investment income(b)	0.34	0.32	0.42	(c)	0.19	0.12	(d)
Net realized and unrealized gain on investments	2.57	11.97	3.39		1.20	0.38
Total from investment operations	2.91	12.29	3.81		1.39	0.50
Distributions to shareholders from:
Net investment income	(0.32)	(0.60)	(0.25)		(0.22)	(0.03)
Net asset value at end of period	$44.89	$42.30	$30.61		$27.05	$25.88
Market price at end of period(e)	$44.83	$42.38	$30.55		$27.07	$25.88
Net Asset Value Total Return(f)	6.87%	40.72%	14.16%		5.34%	1.95	%(g)
Market Price Total Return(f)	6.53%	41.27%	13.85%		5.42%	1.95	%(g)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$100,998	$74,027	$18,363		$25,698	$21,994
Ratio to average net assets of:
Expenses	0.29%	0.30%	0.29%		0.29%	0.29	%(h)
Net investment income	0.78%	0.88%	1.44	%(c)	0.63%	0.95	%(d)(h)
Portfolio turnover rate(i)	15%	30%	9%		9%	11%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Net Investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $10.50 per share owned of Kaydon Corp. on March 27, 2012. Net investment income per share and the ratio of net investment income to average net excluding the special dividends are $0.26 and 0.88%, respectively.
(d)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1 per share owned of Heartland Express, Inc. on October 5, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.09 and 0.68%, respectively.
(e)	The mean between the last bid and ask price.
(f)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(g)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was 2.24%. The market price total return from Fund Inception to October 31, 2010 was 2.28%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Financial Highlights (continued)

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

	Year Ended October 31,				For the Period April 5, 2010(a) Through October 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$41.59	$29.62	$27.80	$26.39	$25.53
Net investment income(b)	0.09	0.08	0.22	0.01	0.06	(c)
Net realized and unrealized gain on investments	6.43	12.21	1.62	1.46 (d)	0.80
Total from investment operations	6.52	12.29	1.84	1.47	0.86
Distributions to shareholders from:
Net investment income	(0.09)	(0.32)	(0.02)	(0.05)	—
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.09)	(0.32)	(0.02)	(0.06)	—
Net asset value at end of period	$48.02	$41.59	$29.62	$27.80	$26.39
Market price at end of period(e)	$48.01	$41.67	$29.59	$27.80	$26.38
Net Asset Value Total Return(f)	15.69%	41.86%	6.61%	5.56%	3.37	%(g)
Market Price Total Return(f)	15.44%	42.28%	6.50%	5.60%	3.33	%(g)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$225,700	$210,018	$78,506	$80,620	$35,626
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.29	%(h)
Net investment income	0.21%	0.23%	0.74%	0.02%	0.48	%(c)(h)
Portfolio turnover rate(i)	10%	17%	14%	9%	10%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.25 per share owned of Anixter International, Inc. on October 28, 2010. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are less than $(0.005) and (0.005)%, respectively.
(d)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(e)	The mean between the last bid and ask price.
(f)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(g)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was 3.33%. The market price total return from Fund Inception to October 31, 2010 was 3.33%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Financial Highlights (continued)

PowerShares S&P SmallCap Materials Portfolio (PSCM)

	Year Ended October 31,					For the Period April 5, 2010(a) Through October 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$40.34	$30.23	$25.92	$26.22		$25.60
Net investment income(b)	0.28	0.32	0.19	0.16		0.10
Net realized and unrealized gain (loss) on investments	3.58	10.18	4.26	(0.20	)(c)	0.60	(c)
Total from investment operations	3.86	10.50	4.45	(0.04)		0.70
Distributions to shareholders from:
Net investment income	(0.23)	(0.39)	(0.14)	(0.26)		(0.08)
Net asset value at end of period	$43.97	$40.34	$30.23	$25.92		$26.22
Market price at end of period(d)	$43.95	$40.42	$30.22	$25.89		$26.22
Net Asset Value Total Return(e)	9.56%	35.00%	17.24%	(0.21)%		2.79	%(f)
Market Price Total Return(e)	9.30%	35.31%	17.34%	(0.33)%		2.79	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$50,564	$18,154	$6,045	$6,481		$2,622
Ratio to average net assets of:
Expenses	0.29%	0.30%	0.29%	0.31%		0.29	%(g)
Net investment income	0.63%	0.91%	0.68%	0.63%		0.70	%(g)
Portfolio turnover rate(h)	12%	15%	14%	17%		28%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(d)	The mean between the last bid and ask price.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was 2.23%. The market price total return from Fund Inception to October 31, 2010 was 2.23%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Financial Highlights (continued)

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

	Year Ended October 31,					For the Period April 5, 2010(a) Through October 31, 2010
	2014	2013	2012		2011
Per Share Operating Performance:
Net asset value at beginning of period	$34.29	$31.10	$30.03		$27.50	$25.30
Net investment income(b)	1.00	1.00	1.13	(c)	0.91	0.40
Net realized and unrealized gain on investments	4.01	3.53	0.84		2.54	2.03
Total from investment operations	5.01	4.53	1.97		3.45	2.43
Distributions to shareholders from:
Net investment income	(0.96)	(1.34)	(0.90)		(0.92)	(0.23)
Net asset value at end of period	$38.34	$34.29	$31.10		$30.03	$27.50
Market price at end of period(d)	$38.33	$34.34	$31.07		$30.02	$27.49
Net Asset Value Total Return(e)	14.87%	15.06%	6.66%		12.76%	9.70	%(f)
Market Price Total Return(e)	14.68%	15.34%	6.59%		12.77%	9.66	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$40,259	$32,573	$29,541		$46,548	$38,500
Ratio to average net assets of:
Expenses	0.29%	0.30%	0.29%		0.29%	0.29	%(g)
Net investment income	2.86%	3.10%	3.70	%(c)	3.16%	3.14	%(g)
Portfolio turnover rate(h)	34%	17%	6%		8%	8%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Net Investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Neutral Tandem, Inc. on October 31, 2012. Net investment income per share and the ratio of net investment income to average net excluding the special dividends are $0.97 and 3.17%, respectively.
(d)	The mean between the last bid and ask price.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinves-tment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was 9.05%. The market price total return from Fund Inception to October 31, 2010 was 9.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2014

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2014, the Trust offered fifty-eight portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA SmallCap Momentum Portfolio (DWAS)	“DWA SmallCap Momentum Portfolio”
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	“S&P SmallCap Consumer Discretionary Portfolio”
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	“S&P SmallCap Consumer Staples Portfolio”
PowerShares S&P SmallCap Energy Portfolio (PSCE)	“S&P SmallCap Energy Portfolio”
PowerShares S&P SmallCap Financials Portfolio (PSCF)	“S&P SmallCap Financials Portfolio”
PowerShares S&P SmallCap Health Care Portfolio (PSCH)	“S&P SmallCap Health Care Portfolio”
PowerShares S&P SmallCap Industrials Portfolio (PSCI)	“S&P SmallCap Industrials Portfolio”
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	“S&P SmallCap Information Technology Portfolio”
PowerShares S&P SmallCap Materials Portfolio (PSCM)	“S&P SmallCap Materials Portfolio”
PowerShares S&P SmallCap Utilities Portfolio (PSCU)	“S&P SmallCap Utilities Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The NASDAQ Stock Market LLC, except for Shares of the DWA SmallCap Momentum Portfolio, which are listed and traded on NYSE Arca, Inc.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA SmallCap Momentum Portfolio	Dorsey Wright SmallCap Technical LeadersTM Index
S&P SmallCap Consumer Discretionary Portfolio	S&P SmallCap 600® Capped Consumer Discretionary Index
S&P SmallCap Consumer Staples Portfolio	S&P SmallCap 600® Capped Consumer Staples Index
S&P SmallCap Energy Portfolio	S&P SmallCap 600® Capped Energy Index
S&P SmallCap Financials Portfolio	S&P SmallCap 600® Capped Financials Index
S&P SmallCap Health Care Portfolio	S&P SmallCap 600® Capped Health Care Index
S&P SmallCap Industrials Portfolio	S&P SmallCap 600® Capped Industrials Index
S&P SmallCap Information Technology Portfolio	S&P SmallCap 600® Capped Information Technology Index
S&P SmallCap Materials Portfolio	S&P SmallCap 600® Capped Materials Index
S&P SmallCap Utilities Portfolio	S&P SmallCap 600® Capped Utilities & Telecommunication Services Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

57

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per Share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

58

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund (except S&P SmallCap Consumer Discretionary Portfolio, S&P SmallCap Financials Portfolio and S&P SmallCap Information Technology Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

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E. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

G. Securities Lending

During the fiscal year ended October 31, 2014, DWA SmallCap Momentum Portfolio, S&P SmallCap Consumer Discretionary Portfolio and S&P SmallCap Consumer Staples Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any. S&P SmallCap Consumer Staples Portfolio no longer participates in securities lending.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund (except for DWA SmallCap Momentum Portfolio) has agreed to pay the Adviser an annual unitary management fee of 0.29% of each Fund’s average daily net assets. DWA SmallCap Momentum Portfolio has agreed to pay the Adviser an annual unitary fee of 0.60% of its average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

Further, through August 31, 2015, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.
For the fiscal year ended October 31, 2014, the Adviser waived fees for each Fund in the following amounts:

DWA SmallCap Momentum Portfolio	$222
S&P SmallCap Consumer Discretionary Portfolio	73
S&P SmallCap Consumer Staples Portfolio	20
S&P SmallCap Energy Portfolio	16
S&P SmallCap Financials Portfolio	56
S&P SmallCap Health Care Portfolio	116
S&P SmallCap Industrials Portfolio	366

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S&P SmallCap Information Technology Portfolio	$145
S&P SmallCap Materials Portfolio	11
S&P SmallCap Utilities Portfolio	61

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA SmallCap Momentum Portfolio	Dorsey Wright & Associates, Inc.
S&P SmallCap Consumer Discretionary Portfolio	Standard & Poor’s
S&P SmallCap Consumer Staples Portfolio	Standard & Poor’s
S&P SmallCap Energy Portfolio	Standard & Poor’s
S&P SmallCap Financials Portfolio	Standard & Poor’s
S&P SmallCap Health Care Portfolio	Standard & Poor’s
S&P SmallCap Industrials Portfolio	Standard & Poor’s
S&P SmallCap Information Technology Portfolio	Standard & Poor’s
S&P SmallCap Materials Portfolio	Standard & Poor’s
S&P SmallCap Utilities Portfolio	Standard & Poor’s

Each Underlying Index name trademark is owned by the respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2014, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	For the Year Ended October 31, 2014			For the Year Ended October 31, 2013
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income
DWA SmallCap Momentum Portfolio	$207,003	$—	$136,683	$256,651
S&P SmallCap Consumer Discretionary Portfolio	677,116	—	—	788,119
S&P SmallCap Consumer Staples Portfolio	207,301	—	—	212,076
S&P SmallCap Energy Portfolio	17,300	—	4,640	224,127
S&P SmallCap Financials Portfolio	2,651,418	61,040	—	2,375,822
S&P SmallCap Health Care Portfolio	125,592	—	—	438,238
S&P SmallCap Industrials Portfolio	762,996	—	—	473,313
S&P SmallCap Information Technology Portfolio	471,499	—	—	899,671
S&P SmallCap Materials Portfolio	227,942	—	—	80,742
S&P SmallCap Utilities Portfolio	957,249	—	—	1,270,957

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
DWA SmallCap Momentum Portfolio	$—	$—	$26,369,158	$(50,713,815)	$316,861,841	$292,517,184
S&P SmallCap Consumer Discretionary Portfolio	157,473	—	9,435,971	(8,689)	82,563,378	92,148,133
S&P SmallCap Consumer Staples Portfolio	194,301	381,897	1,424,114	—	30,295,137	32,295,449
S&P SmallCap Energy Portfolio	—	—	(9,349,210)	(9,781,692)	49,411,737	30,280,835
S&P SmallCap Financials Portfolio	365,677	—	27,445,455	(704,115)	87,645,567	114,752,584
S&P SmallCap Health Care Portfolio	1,540,254	2,386,151	17,624,968	—	143,649,002	165,200,375
S&P SmallCap Industrials Portfolio	129,883	—	9,419,689	(665,731)	92,113,850	100,997,691
S&P SmallCap Information Technology Portfolio	73,622	—	30,734,740	(3,356,944)	198,248,663	225,700,081
S&P SmallCap Materials Portfolio	71,231	—	(386,931)	(196,400)	51,076,488	50,564,388
S&P SmallCap Utilities Portfolio	210,497	—	8,066,687	(884,995)	32,867,051	40,259,240

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following Funds have capital loss carryforwards as of October 31, 2014, which expire as follows:

		Post-effective no expiration
	2019	Short-term	Long-term	Total*	Utilized
DWA SmallCap Momentum Portfolio	$—	$50,713,815	$—	$50,713,815	$—
S&P SmallCap Consumer Discretionary Portfolio	8,689	—	—	8,689	591,458
S&P SmallCap Consumer Staples Portfolio	—	—	—	—	57,629
S&P SmallCap Energy Portfolio	2,406,357	2,389,186	4,986,149	9,781,692	—
S&P SmallCap Financials Portfolio	—	172,016	532,099	704,115	—
S&P SmallCap Health Care Portfolio	—	—	—	—	90,854
S&P SmallCap Industrials Portfolio	74,295	345,893	245,543	665,731	—

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		Post-effective no expiration
	2019	Short-term	Long-term	Total*	Utilized
S&P SmallCap Information Technology Portfolio	$567,102	$1,213,060	$1,576,782	$3,356,944	$—
S&P SmallCap Materials Portfolio	82,457	25,397	88,546	196,400	—
S&P SmallCap Utilities Portfolio	122,619	43,531	718,845	884,995	—

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required be the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 6. Investment Transactions

For the fiscal year ended October 31, 2014, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
DWA SmallCap Momentum Portfolio	$849,881,696	$849,779,997
S&P SmallCap Consumer Discretionary Portfolio	14,527,782	16,574,547
S&P SmallCap Consumer Staples Portfolio	12,046,111	14,585,349
S&P SmallCap Energy Portfolio	12,886,912	12,917,080
S&P SmallCap Financials Portfolio	17,428,502	16,805,394
S&P SmallCap Health Care Portfolio	48,547,129	46,898,631
S&P SmallCap Industrials Portfolio	16,235,536	17,599,907
S&P SmallCap Information Technology Portfolio	24,326,198	23,125,706
S&P SmallCap Materials Portfolio	5,687,080	5,493,287
S&P SmallCap Utilities Portfolio	12,026,267	12,173,913

For the fiscal year ended October 31, 2014, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA SmallCap Momentum Portfolio	$203,138,921	$402,603,860
S&P SmallCap Consumer Discretionary Portfolio	40,274,063	50,717,457
S&P SmallCap Consumer Staples Portfolio	42,113,202	55,928,343
S&P SmallCap Energy Portfolio	17,602,451	25,843,666
S&P SmallCap Financials Portfolio	19,415,925	10,003,867
S&P SmallCap Health Care Portfolio	69,506,736	110,996,344
S&P SmallCap Industrials Portfolio	49,017,780	24,291,366
S&P SmallCap Information Technology Portfolio	76,847,223	92,840,232
S&P SmallCap Materials Portfolio	50,703,347	19,113,848
S&P SmallCap Utilities Portfolio	8,823,465	5,121,798

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2014, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
DWA SmallCap Momentum Portfolio	$282,848,592	$26,369,158	$33,768,252	$(7,399,094)
S&P SmallCap Consumer Discretionary Portfolio	87,719,011	9,435,971	14,423,228	(4,987,257)
S&P SmallCap Consumer Staples Portfolio	30,909,845	1,424,114	2,298,308	(874,194)
S&P SmallCap Energy Portfolio	39,662,082	(9,349,210)	1,328,635	(10,677,845)
S&P SmallCap Financials Portfolio	87,304,620	27,445,455	28,290,352	(844,897)
S&P SmallCap Health Care Portfolio	147,596,284	17,624,968	25,784,158	(8,159,190)
S&P SmallCap Industrials Portfolio	91,590,374	9,419,689	13,142,906	(3,723,217)

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	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
S&P SmallCap Information Technology Portfolio	$194,999,993	$30,734,740	$39,725,357	$(8,990,617)
S&P SmallCap Materials Portfolio	50,939,536	(386,931)	3,714,080	(4,101,011)
S&P SmallCap Utilities Portfolio	32,186,959	8,066,687	8,783,763	(717,076)

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on October 31, 2014, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2014, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA SmallCap Momentum Portfolio	$19,736	$(35,559,629)	$35,539,893
S&P SmallCap Consumer Discretionary Portfolio	—	(19,232,213)	19,232,213
S&P SmallCap Consumer Staples Portfolio	—	(6,849,370)	6,849,370
S&P SmallCap Energy Portfolio	—	(4,827,204)	4,827,204
S&P SmallCap Financials Portfolio	225,870	(3,191,636)	2,965,766
S&P SmallCap Health Care Portfolio	—	(34,581,498)	34,581,498
S&P SmallCap Industrials Portfolio	—	(6,891,340)	6,891,340
S&P SmallCap Information Technology Portfolio	34,186	(29,891,420)	29,857,234
S&P SmallCap Materials Portfolio	—	(2,449,672)	2,449,672
S&P SmallCap Utilities Portfolio	—	(1,612,429)	1,612,429

Note 8. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and Officer of the Funds. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 9. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Note 10. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA SmallCap Momentum Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2014

66

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2014.

In addition to the fees and expenses which the PowerShares S&P SmallCap Financials Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that you bear indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA SmallCap Momentum Portfolio (DWAS)
Actual	$1,000.00	$1,049.42	0.60%	$3.10
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)
Actual	1,000.00	1,020.06	0.29	1.48
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)
Actual	1,000.00	1,080.81	0.29	1.52
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Energy Portfolio (PSCE)
Actual	1,000.00	724.52	0.29	1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

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Fees and Expenses (continued)

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares S&P SmallCap Financials Portfolio (PSCF)
Actual	$1,000.00	$1,081.01	0.29%	$1.52
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Health Care Portfolio (PSCH)
Actual	1,000.00	1,140.13	0.29	1.56
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Industrials Portfolio (PSCI)
Actual	1,000.00	1,013.21	0.29	1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)
Actual	1,000.00	1,111.57	0.29	1.54
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Materials Portfolio (PSCM)
Actual	1,000.00	997.81	0.29	1.46
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Utilities Portfolio (PSCU)
Actual	1,000.00	1,086.36	0.29	1.53
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

	Qualified Dividend Income*	Corporate Dividends-Received Deduction*	Long-term Capital Gains
DWA SmallCap Momentum Portfolio	100%	100%	$—
S&P SmallCap Consumer Discretionary Portfolio	100%	100%	—
S&P SmallCap Consumer Staples Portfolio	89%	89%	—
S&P SmallCap Energy Portfolio	100%	100%	—
S&P SmallCap Financials Portfolio	100%	100%	61,040
S&P SmallCap Health Care Portfolio	53%	53%	—
S&P SmallCap Industrials Portfolio	100%	100%	—
S&P SmallCap Information Technology Portfolio	100%	100%	—
S&P SmallCap Materials Portfolio	100%	100%	—
S&P SmallCap Utilities Portfolio	100%	100%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Trustees and officers information is current as of October 31, 2014.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	116	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	116	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Retired. Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance and Chief Accounting Officer, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	116	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	116	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	116	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	116	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013–Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	116	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

71

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	116	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

72

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

73

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (since 2014); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Deputy Chief Compliance Officer of Invesco Advisers, Inc. (since 2014); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2012); U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

74

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2014 Invesco PowerShares Capital Management LLC		P-SCS-AR-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

October 31, 2014

2014 Annual Report to Shareholders

KBWB	PowerShares KBW Bank Portfolio

KBWC	PowerShares KBW Capital Markets Portfolio

KBWD	PowerShares KBW High Dividend Yield Financial Portfolio

KBWI	PowerShares KBW Insurance Portfolio

KBWY	PowerShares KBW Premium Yield Equity REIT Portfolio

KBWP	PowerShares KBW Property & Casualty Insurance Portfolio

KBWR	PowerShares KBW Regional Banking Portfolio

NYCC	PowerShares NYSE Century Portfolio

2

The Market Environment

Domestic Equity

The US economy remained “good but not great” during the fiscal year ended October 31, 2014. Slow but steady growth, helped by historically low interest rates, generally led US equity markets higher during the reporting period. The fiscal year began with renewed optimism after it became apparent that a two-week federal government shutdown had not derailed the economy. Evidence of economic improvement caused the US equity market to rally in late 2013 despite the announcement by the US Federal Reserve in December that it would begin reducing the scope of its asset purchase program in early 2014. The US stock market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. Unusually cold winter weather negatively affected consumers, and the US economy contracted in the first quarter before rebounding strongly in the second quarter. While corporate earnings were generally resilient throughout the fiscal year, driven by strong profitability across many sectors, investors worried about political developments in Ukraine and signs of economic sluggishness in China. Toward the end of the reporting period, a sharp drop in global oil prices, evidence of economic stagnation in Europe and concern about the first cases of Ebola in the US increased market volatility.

3

KBWB	Manager’s Analysis
PowerShares KBW Bank Portfolio (KBWB)

As an index fund, the PowerShares KBW Bank Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Bank Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of national money centers (which are banks with more than $50 billion in assets and that have a branch network across geographic regions) and regional banks and thrifts that are listed on a U.S. national securities exchange and that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, calculates and maintains the Index, which is a float-adjusted, modified-market capitalization-weighted index that is comprised of securities of 50 mid-cap banking companies that are publicly listed in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 14.09%. On a net asset value (“NAV”) basis, the Fund returned 14.16%. During the same time period, the Index returned 14.56%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Sector Index (the “Benchmark Index”) returned 18.17%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 85 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States financial equity market. The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index is broadly diversified across all financial sub-industries and is not concentrated just on the banking sub-industry.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and did not have allocation to the multi-sector holdings sub-industry during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s higher concentration in the regional banks and diversified banks sub-industries, which underperformed relative to the financials sector as a whole.

For the fiscal year ended October 31, 2014, the diversified banks sub-industry contributed most significantly to the Fund’s return, followed by the regional banks and asset management & custody banks sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Wells Fargo & Co., a diversified banks company (portfolio average weight of 8.07%), and Bank of America Corp., a diversified financial services company (portfolio average weight of 8.32%). First Niagara Financial Group, Inc., a thrifts & mortgage finance company (portfolio average weight of 0.97%), was the only detracting position.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Diversified Banks	44.3
Regional Banks	39.9
Asset Management & Custody Banks	8.0
Consumer Finance	4.2
Thrifts & Mortgage Finance	3.6
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Bank of America Corp.	8.6
Citigroup, Inc.	8.5
Wells Fargo & Co.	8.5
JPMorgan Chase & Co.	8.2
U.S. Bancorp	6.4
SunTrust Banks, Inc.	4.7
Capital One Financial Corp.	4.2
Comerica, Inc.	4.1
Huntington Bancshares, Inc.	4.0
PNC Financial Services Group, Inc. (The)	4.0
Total	61.2

4

PowerShares KBW Bank Portfolio (KBWB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
KBW Bank Index	14.56%	26.22%	100.95%
S&P 500® Financials Sector Index	18.17	25.29	96.57
Fund
NAV Return	14.16	25.74	98.82
Market Price Return	14.09	25.80	99.07

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

KBWC	Manager’s Analysis
PowerShares KBW Capital Markets Portfolio (KBWC)

As an index fund, the PowerShares KBW Capital Markets Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Capital Markets Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the index that are of broker-dealers, asset managers, trusts and custody banks or exchanges that are active in U.S. capital markets (i.e., derive a large portion of their revenues from U.S. markets rather than international markets), that are listed on a U.S. national securities exchange.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index, which is a float-adjusted, modified-market capitalization-weighted index that seeks to reflect the performance of such broker-dealers, asset managers, trusts and custody banks or exchanges. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 18.79%. On a net asset value (“NAV”) basis, the Fund returned 18.95%. During the same time period, the Index returned 19.44%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Sector Index (the “Benchmark Index”) returned 18.17%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 85 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States financial sector equity market. The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index is diversified across all financials sub-industries whereas the Fund invests in only three such sub-industries.

Relative to the Benchmark Index, the Fund was most overweight in the investment banking & brokerage sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the investment banking & brokerage sub-industry.

For the fiscal year ended October 31, 2014, the investment banking & brokerage sub-industry contributed most significantly to the Fund’s return, followed by the asset management & custody banks and specialized finance sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Morgan Stanley, an investment banking & brokerage company (portfolio average weight of 9.48%), and Janus Capital Group, Inc., an asset management & custody banks company (portfolio average weight of 3.28%). Positions that detracted most significantly from the Fund’s return included Eaton Vance Corp., an asset management & custody banks company (portfolio average weight of 2.88%), and Greenhill & Co., Inc., an investment banking & brokerage company (portfolio average weight of 1.21%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Asset Management & Custody Banks	41.9
Investment Banking & Brokerage	41.3
Specialized Finance	16.7
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Morgan Stanley	9.6
BlackRock, Inc., Class A	8.3
Charles Schwab Corp. (The)	8.0
State Street Corp.	7.8
Goldman Sachs Group, Inc. (The)	7.7
SEI Investments Co.	4.5
Invesco Ltd.	4.2
Franklin Resources, Inc.	3.9
CBOE Holdings, Inc.	3.9
TD Ameritrade Holding Corp.	3.9
Total	61.8

6

PowerShares KBW Capital Markets Portfolio (KBWC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
KBW Capital Markets Index	19.44%	26.03%	100.05%
S&P 500® Financials Sector Index	18.17	25.29	96.57
Fund
NAV Return	18.95	25.53	97.83
Market Price Return	18.79	25.53	97.80

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

KBWD	Manager’s Analysis
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

As an index fund, the PowerShares KBW High Dividend Yield Financial Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Financial Sector Dividend Yield Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of publicly listed financial companies that principally are engaged in the business of providing financial services and products, including banking, insurance and diversified financial services, in the United States and that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index using a dividend yield-weighted methodology to select securities of approximately 24 to 40 publicly listed financial companies. The Index also may include securities of business development companies and equity and mortgage real estate investment trusts (“REITs”). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 10.91%. On a net asset value (“NAV”) basis, the Fund returned 11.05%. During the same time period, the Index returned 11.47%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Sector Index (the “Benchmark Index”) returned 18.17%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 85 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States financial services equity market. The performance of the Fund differed from the Benchmark Index in part because of stock selection in the asset management & custody banks sub-industry, as well as sub-industry allocation differences.

Relative to the Benchmark Index, the Fund was most overweight in the mortgage REITs sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection in the regional banks and asset management & custody banks sub-industries.

For the fiscal year ended October 31, 2014, the mortgage REITs sub-industry contributed most significantly to the Fund’s return, followed by the investment banking & brokerage and property & casualty insurance sub-industries, respectively. The trading companies & distributors sub-industry detracted most significantly from the Fund’s return, followed by the insurance brokers and hotel & resort REITs sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included BGC Partners, Inc., Class A, an application software company (portfolio average weight of 3.13%), and GFI Group, Inc., an investment banking & brokerage company (portfolio average weight of 1.85%). Positions that detracted most significantly from the Fund’s return included THL Credit, Inc., an asset management & custody banks company (portfolio average weight of 3.49%), and Medley Capital Corp., an asset management & custody banks company (portfolio average weight of 3.99%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Mortgage REITs	39.2
Asset Management & Custody Banks	28.1
Regional Banks	8.8
Thrifts & Mortgage Finance	8.8
Property & Casualty Insurance	3.8
Investment Banking & Brokerage	3.8
Hotel & Resort REITs	2.8
Residential REITs	1.9
Trading Companies & Distributors	1.8
Insurance Brokers	1.0
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Invesco Mortgage Capital, Inc. REIT	4.5
Anworth Mortgage Asset Corp. REIT	4.5
American Capital Agency Corp. REIT	4.4
Medley Capital Corp.	4.2
PennyMac Mortgage Investment Trust REIT	4.2
Annaly Capital Management, Inc. REIT	4.1
Capstead Mortgage Corp. REIT	4.0
MFA Financial, Inc. REIT	3.9
Hatteras Financial Corp. REIT	3.9
THL Credit, Inc.	3.6
Total	41.3

8

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
KBW Financial Sector Dividend Yield Index	11.47%	14.96%	51.95%	12.25%	57.12%
S&P 500® Financials Sector Index	18.17	23.27	87.31	14.43	69.40
Fund
NAV Return	11.05	14.49	50.06	11.77	54.52
Market Price Return	10.91	14.39	49.69	11.81	54.76

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 1.55% includes the unitary management fee of 0.35%, other expenses of 0.02% and acquired fund fees and expenses of 1.18%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

KBWI	Manager’s Analysis
PowerShares KBW Insurance Portfolio (KBWI)

As an index fund, the PowerShares KBW Insurance Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Insurance Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of U.S. publicly traded companies in the insurance industry that comprise the Index, including, but not limited to, personal and commercial lines, property/casualty, life insurance, reinsurance, brokerage and financial guarantee companies.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index, which is a float-adjusted, modified-market capitalization-weighted index that seeks to reflect the performance of such insurance companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 11.96%. On a net asset value (“NAV”) basis, the Fund returned 12.24%. During the same time period, the Index returned 12.66%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Insurance Index (the “Benchmark Index”) returned 11.35%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 21 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States insurance market. The performance of the Fund differed from the Benchmark Index in part because of the Fund’s diversification across nine sub-industries versus only four for the Benchmark Index.

Relative to the Benchmark Index, the Fund was most overweight in the property & casualty insurance sub-industry and most underweight in the multi-line insurance sub-industry during the fiscal year ended October 31, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s lower allocation to the multi-line insurance sub-industry and its higher weight in the asset management & custody banks sub-industry.

For the fiscal year ended October 31, 2014, the property & casualty insurance sub-industry contributed most significantly to the Fund’s return, followed by the life & health insurance and insurance brokers sub-industries, respectively. The multi-sector holdings sub-industry detracted most significantly from the Fund’s return, followed by the reinsurance and thrifts & mortgage finance sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Travelers Cos., Inc. (The), a property & casualty insurance company (portfolio average weight of 7.80%), and Ameriprise Financial, Inc., an asset management & custody banks company (portfolio average weight of 4.68%). Positions that detracted most significantly from the Fund’s return included Aflac, Inc., a life & health insurance company (portfolio average weight of 6.84%), and FNFV Group, a multi-sector holdings company (portfolio average weight of 0.21%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Property & Casualty Insurance	36.2
Life & Health Insurance	31.5
Insurance Brokers	12.1
Multi-line Insurance	9.2
Asset Management & Custody Banks	4.6
Thrifts & Mortgage Finance	3.9
Reinsurance	1.9
Multi-Sector Holdings	0.5
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Travelers Cos., Inc. (The)	9.2
Marsh & McLennan Cos., Inc.	8.3
MetLife, Inc.	7.0
Aflac, Inc.	6.6
Prudential Financial, Inc.	6.1
Ameriprise Financial, Inc.	4.6
Principal Financial Group, Inc.	4.5
Chubb Corp. (The)	4.3
Allstate Corp. (The)	4.3
Lincoln National Corp.	4.2
Total	59.1

10

PowerShares KBW Insurance Portfolio (KBWI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
KBW Insurance Index	12.66%	26.20%	100.86%
S&P 500® Insurance Index	11.35	22.98	85.89
Fund
NAV Return	12.24	25.76	98.88
Market Price Return	11.96	25.75	98.84

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

KBWY	Manager’s Analysis
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

As an index fund, the PowerShares KBW Premium Yield Equity REIT Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Premium Yield Equity REIT Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small- and mid-cap equity real estate investment trusts (“REITs”) in the United States that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index using a dividend yield-weighted methodology to select securities of approximately 24 to 40 U.S. small- and mid-cap equity REITs. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 13.27%. On a net asset value (“NAV”) basis, the Fund returned 13.51%. During the same time period, the Index returned 13.94%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Dow Jones U.S. Real Estate Index (the “Benchmark Index”) returned 18.29%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 109 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States REIT market. The performance of the Fund trailed that of the Benchmark Index in part because the Fund was underweight in residential REITs, as well as the stock selection differences within the office REIT sub-industry.

Relative to the Benchmark Index, the Fund was most underweight in the specialized REIT and residential REIT sub-industries during the fiscal year ended October 31, 2014.

For the fiscal year ended October 31, 2014, the health care REITs sub-industry contributed most significantly to the Fund’s return, followed by the retail REITs and diversified REITs sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Winthrop Realty Trust, a diversified REITs company (portfolio average weight of 3.14%), and Sun Communities, Inc. REIT, a residential REITs company (portfolio average weight of 3.37%). Positions that detracted most significantly from the Fund’s return included Lexington Realty Trust, an office REITs company (portfolio average weight of 3.44%), and Liberty Property Trust, a diversified REITs company (portfolio average weight of 3.04%).

REIT Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Health Care	26.6
Retail	26.6
Diversified	20.1
Office	13.4
Hotel & Resort	7.4
Residential	3.4
Industrial	1.3
Specialized	1.2
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
One Liberty Properties, Inc.	4.6
Senior Housing Properties Trust	4.6
Government Properties Income Trust	4.3
Hospitality Properties Trust	4.3
Lexington Realty Trust	4.0
Universal Health Realty Income Trust	4.0
Medical Properties Trust, Inc.	3.9
Agree Realty Corp.	3.9
OMEGA Healthcare Investors, Inc.	3.9
Sabra Health Care REIT, Inc.	3.6
Total	41.1

12

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
KBW Premium Yield Equity REIT Index	13.94%	19.50%	70.65%	14.19%	68.05%
Dow Jones U.S. Real Estate Index	18.29	14.24	49.08	13.00	61.27
Fund
NAV Return	13.51	18.99	68.48	13.72	65.34
Market Price Return	13.27	18.92	68.19	13.76	65.59

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

KBWP	Manager’s Analysis
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

As an index fund, the PowerShares KBW Property & Casualty Insurance Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Property and Casualty Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of property and casualty insurance companies that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index using a modified market capitalization-weighted methodology that seeks to reflect the performance of such property and casualty insurance companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 11.12%. On a net asset value (“NAV”) basis, the Fund returned 11.17%. During the same time period, the Index returned 11.59%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Property & Casualty Index (the “Benchmark Index”) returned 16.03%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 7 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the United States property and casualty market. The performance of the Fund differed from the Benchmark Index in part because of the Fund’s allocation in the multi-line insurance and reinsurance sub-industries.

Relative to the Benchmark Index, the Fund was most overweight in the reinsurance sub-industry and most underweight in the property & casualty insurance sub-industry during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s sub-industry allocation and its stock selection in the property & casualty insurance sub-industry.

For the fiscal year ended October 31, 2014, the property & casualty insurance sub-industry contributed most significantly to the Fund’s return, followed by the reinsurance and multi-line insurance sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Allstate Corporation, a property & casualty insurance company (portfolio average weight of 9.03%), and Travelers Cos., Inc. (The), a property & casualty insurance company (portfolio average weight of 7.77%). Positions that detracted most significantly from the Fund’s return included Arch Capital Group Ltd., a reinsurance company (portfolio average weight of 4.98%), and Selective Insurance Group, Inc., a property & casualty insurance company (portfolio average weight of 2.52%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Property & Casualty Insurance	67.0
Reinsurance	21.9
Multi-line Insurance	11.1
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Allstate Corp. (The)	9.7
Travelers Cos., Inc. (The)	8.2
Chubb Corp. (The)	7.4
Progressive Corp. (The)	7.3
Arch Capital Group Ltd.	4.7
American Financial Group, Inc.	4.5
W.R. Berkley Corp.	4.5
Endurance Specialty Holdings Ltd.	4.4
Axis Capital Holdings Ltd.	4.3
Everest Re Group Ltd.	4.1
Total	59.1

14

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
KBW Property & Casualty Index	11.59%	21.76%	80.51%	16.52%	81.86%
S&P 500® Property & Casualty Index	16.03	21.92	81.23	16.65	82.67
Fund
NAV Return	11.17	21.33	78.59	16.09	79.27
Market Price Return	11.12	21.31	78.52	16.10	79.33

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

KBWR	Manager’s Analysis
PowerShares KBW Regional Banking Portfolio (KBWR)

As an index fund, the PowerShares KBW Regional Banking Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Regional Banking Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of publicly traded mid-capitalization companies that do business as regional banks and thrifts listed on U.S. stock markets and that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index, which is a float-adjusted, equal capitalization-weighted index comprised of securities of 50 mid-cap banking companies that are publicly listed in the United States. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 7.91%. On a net asset value (“NAV”) basis, the Fund returned 8.03%. During the same time period, the Index returned 8.45%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Composite 1500 Commercial Banks Index (the “Benchmark Index”) returned 18.12%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 15 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the United States commercial banking market. The performance of the Fund differed from the Benchmark Index in part because of allocation differences. The Fund makes no allocation to the diversified bank sub-industry, which makes up 77% of the Benchmark Index.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund having no exposure to the diversified banks sub-industry, which was the largest sub-industry within the Benchmark Index.

For the fiscal year ended October 31, 2014, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the thrifts & mortgage finance sub-industry. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Pinnacle Financial Partners, Inc., a regional banks company (portfolio average weight of 2.40%), and PrivateBancorp, Inc., a regional banks company (portfolio average weight of 2.02%). Positions that detracted most significantly from the Fund’s return included FirstMerit Corp., a regional banks company (portfolio average weight of 2.47%), and Susquehanna Bancshares, Inc., a regional banks company (portfolio average weight of 2.63%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Regional Banks	95.0
Thrifts & Mortgage Finance	5.0
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
SVB Financial Group	3.6
Umpqua Holdings Corp.	3.3
First Republic Bank	3.2
Texas Capital Bancshares, Inc.	3.2
PacWest Bancorp	2.8
Signature Bank	2.8
Webster Financial Corp.	2.7
Wintrust Financial Corp.	2.6
BancorpSouth, Inc.	2.6
MB Financial, Inc.	2.6
Total	29.4

16

PowerShares KBW Regional Banking Portfolio (KBWR)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
KBW Regional Banking Index	8.45%	22.91%	85.58%
S&P 500® Composite 1500 Commercial Banks Index	18.12	27.05	104.94
Fund
NAV Return	8.03	22.48	83.74
Market Price Return	7.91	22.57	84.14

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

NYCC	Manager’s Analysis
PowerShares NYSE Century Portfolio (NYCC)

As an index fund, the PowerShares NYSE Century Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NYSE Century IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index, which is composed of some of the oldest major public companies in the United States.

NYSE Group Inc., the Index provider, compiles and maintains the Index, which includes companies that: (i) have been incorporated in the United States for at least 100 years, (ii) are listed on a major U.S. securities exchange (such as the New York Stock Exchange, NYSE MKT, NYSE Arca, Inc., or The NASDAQ Stock Market LLC) and (iii) have a market capitalization of at least $1 billion as of the Index’s latest rebalancing date. The NYSE Arca Index Committee (the “Committee”) is responsible for the day-to-day management of the Index. The Committee places no limit on the number of constituent companies included in the Index; all companies that meet the eligibility requirements are included.

The Fund commenced investment operations on January 13, 2014, and began trading on January 15, 2014. During the period from inception to October 31, 2014, on a market price basis, the Fund returned 6.02%. On a net asset value (“NAV”) basis, the Fund returned 6.06%. During the same time period, the Index returned 6.46%. During this period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 10.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 502 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal period ended October 31, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund overweighting the financials and industrials sectors and underweighting the information technology and health care sectors.

For the fiscal period ended October 31, 2014, the electric utilities industry contributed most significantly to the Fund’s return, followed by the banks and multi-utilities sub-industries, respectively. The construction & engineering industry detracted most significantly from the Fund’s return, followed by the electrical equipment and personal products sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Alcoa, Inc., a metals & mining company (portfolio average weight of 0.33%), and General Dynamics Corp., an aerospace & defense company (portfolio average weight of 0.31%). Positions that detracted most significantly from the Fund’s return included Cliffs Natural Resources, Inc., a metals & mining company (portfolio average weight of 0.18%), and KBR, Inc., a construction & engineering company (portfolio average weight of 0.23%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Financials	23.2
Industrials	19.3
Utilities	12.0
Consumer Staples	11.7
Consumer Discretionary	10.8
Materials	9.4
Health Care	5.7
Energy	3.9
Information Technology	3.1
Telecommunication Services	0.8
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Alcoa, Inc.	0.4
Hanesbrands, Inc.	0.4
General Dynamics Corp.	0.4
Williams Cos., Inc. (The)	0.4
Pepco Holdings, Inc.	0.4
Booz Allen Hamilton Holding Corp., Class A	0.4
Vector Group Ltd.	0.4
Dr Pepper Snapple Group, Inc.	0.4
Cooper Tire & Rubber Co.	0.3
Union Pacific Corp.	0.3
Total	3.8

18

PowerShares NYSE Century Portfolio (NYCC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

Index	Fund Inception† Cumulative
NYSE Century Index	6.46%
S&P 500® Index	10.92
Fund
NAV Return	6.06
Market Price Return	6.02

Fund Inception: January 15, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

19

Schedule of Investments(a)

PowerShares KBW Bank Portfolio (KBWB)

October 31, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Asset Management & Custody Banks—8.0%
261,331	Bank of New York Mellon Corp. (The)	$10,118,737
77,011	Northern Trust Corp.	5,105,829
106,631	State Street Corp.	8,046,375

		23,270,941

	Consumer Finance—4.2%
145,052	Capital One Financial Corp.	12,005,954

	Diversified Banks—44.3%
1,447,983	Bank of America Corp.	24,847,388
458,683	Citigroup, Inc.	24,553,301
250,160	Comerica, Inc.	11,942,639
393,520	JPMorgan Chase & Co.	23,800,090
434,479	U.S. Bancorp	18,508,805
461,391	Wells Fargo & Co.	24,495,248

		128,147,471

	Regional Banks—39.9%
277,579	BB&T Corp.	10,514,693
112,580	Commerce Bancshares, Inc.	5,095,371
72,949	Cullen/Frost Bankers, Inc.	5,895,009
543,649	Fifth Third Bancorp	10,867,544
280,118	First Niagara Financial Group, Inc.	2,098,084
1,174,974	Huntington Bancshares, Inc.	11,643,992
833,077	KeyCorp	10,996,616
88,402	M&T Bank Corp.	10,800,956
134,220	PNC Financial Services Group, Inc. (The)	11,595,266
1,103,379	Regions Financial Corp.	10,956,553
350,698	SunTrust Banks, Inc.	13,726,320
394,123	Zions Bancorporation	11,417,743

		115,608,147

	Thrifts & Mortgage Finance—3.6%
448,358	New York Community Bancorp, Inc.	7,151,310
225,618	People’s United Financial, Inc.	3,298,535

		10,449,845

	Total Common Stocks (Cost $281,718,192)	289,482,358

	Money Market Fund—0.0%
7,993	Invesco Premier Portfolio—Institutional Class(b) (Cost $7,993)	7,993

	Total Investments (Cost $281,726,185)—100.0%	289,490,351
	Other assets less liabilities—0.0%	45,226

	Net Assets—100.0%	$289,535,577

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Schedule of Investments(a)

PowerShares KBW Capital Markets Portfolio (KBWC)

October 31, 2014

Number of Shares		Value
	Common Stocks—99.9%
	Asset Management & Custody Banks—41.9%
1,295	BlackRock, Inc., Class A	$441,737
3,638	Eaton Vance Corp.	133,988
3,756	Franklin Resources, Inc.	208,871
5,454	Invesco Ltd.(b)	220,723
13,439	Janus Capital Group, Inc.	201,451
3,360	Legg Mason, Inc.	174,720
6,120	SEI Investments Co.	236,599
5,478	State Street Corp.	413,370
2,247	T. Rowe Price Group, Inc.	184,456

		2,215,915

	Investment Banking & Brokerage—41.3%
14,776	Charles Schwab Corp. (The)	423,628
2,140	Goldman Sachs Group, Inc. (The)	406,579
1,166	Greenhill & Co., Inc.	52,470
4,729	Investment Technology Group, Inc.(c)	84,791
6,377	KCG Holdings, Inc., Class A(c)	67,979
3,713	Lazard Ltd., Class A	182,717
14,541	Morgan Stanley	508,208
1,188	Piper Jaffray Cos.(c)	67,074
3,370	Raymond James Financial, Inc.	189,158
6,035	TD Ameritrade Holding Corp.	203,621

		2,186,225

	Specialized Finance—16.7%
3,531	CBOE Holdings, Inc.	208,117
2,247	CME Group, Inc., Class A	188,321
4,729	Interactive Brokers Group, Inc., Class A	122,103
942	IntercontinentalExchange, Inc.	196,209
3,948	NASDAQ OMX Group, Inc. (The)	170,791

		885,541

	Total Common Stocks (Cost $4,710,644)	5,287,681

	Money Market Fund—0.1%
2,380	Invesco Premier Portfolio—Institutional Class(d) (Cost $2,380)	2,380

	Total Investments (Cost $4,713,024)—100.0%	5,290,061
	Other assets less liabilities—0.0%	1,986

	Net Assets—100.0%	$5,292,047

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Schedule of Investments(a)

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Asset Management & Custody Banks—28.1%
1,122,755	Apollo Investment Corp.	$9,262,729
579,486	Ares Capital Corp.	9,265,981
217,307	Blackstone Group LP (The)	6,545,287
108,654	Federated Investors, Inc., Class B	3,397,611
579,486	Hercules Technology Growth Capital, Inc.	9,132,699
995,992	Medley Capital Corp.	11,573,427
887,338	PennantPark Investment Corp.	9,654,237
760,576	THL Credit, Inc.	9,781,007
307,852	Triangle Capital Corp.	7,807,127

		76,420,105

	Hotel & Resort REITs—2.8%
253,525	Hospitality Properties Trust REIT	7,506,875

	Insurance Brokers—1.0%
54,327	Arthur J. Gallagher & Co.	2,591,398

	Investment Banking & Brokerage—3.8%
833,011	BGC Partners, Inc., Class A	7,063,933
579,486	GFI Group, Inc.	3,187,173

		10,251,106

	Mortgage REITs—39.2%
525,159	American Capital Agency Corp. REIT	11,942,116
977,883	Annaly Capital Management, Inc. REIT	11,157,645
2,354,163	Anworth Mortgage Asset Corp. REIT	12,218,106
851,120	Capstead Mortgage Corp. REIT	10,817,735
307,852	Colony Financial, Inc. REIT	6,858,943
561,377	Hatteras Financial Corp. REIT	10,688,618
742,467	Invesco Mortgage Capital, Inc. REIT(b)	12,280,404
1,285,735	MFA Financial, Inc. REIT	10,774,459
525,159	PennyMac Mortgage Investment Trust REIT	11,338,183
380,288	Starwood Property Trust, Inc. REIT	8,579,297

		106,655,506

	Property & Casualty Insurance—3.8%
90,545	Mercury General Corp.	4,809,750
90,545	Safety Insurance Group, Inc.	5,648,197

		10,457,947

	Regional Banks—8.8%
54,327	Bank of Hawaii Corp.	3,180,846
90,545	City Holding Co.	4,073,619
307,852	F.N.B. Corp.	3,937,427
54,327	Park National Corp.	4,583,569
162,981	Trustmark Corp.	3,965,328
126,763	United Bankshares, Inc.	4,345,436

		24,086,225

	Residential REITs—1.9%
90,545	Sun Communities, Inc. REIT	5,248,894

	Thrifts & Mortgage Finance—8.8%
253,525	Dime Community Bancshares, Inc.	3,993,019
380,288	New York Community Bancorp, Inc.	6,065,594
344,070	Northwest Bancshares, Inc.	4,414,418
344,070	Oritani Financial Corp.	5,081,914
307,852	People’s United Financial, Inc.	4,500,796

		24,055,741

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Trading Companies & Distributors—1.8%
144,872	Textainer Group Holdings Ltd.	$4,989,392

	Total Common Stocks and Other Equity Interests (Cost $266,108,937)	272,263,189

	Money Market Fund—0.0%
30,716	Invesco Premier Portfolio—Institutional Class(c) (Cost $30,716)	30,716

	Total Investments (Cost $266,139,653)—100.0%	272,293,905
	Other assets less liabilities—(0.0)%	(36,650)

	Net Assets—100.0%	$272,257,255

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are subsidiaries of Invesco Ltd. and therefore, are considered to be affiliated. See Note 4.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Schedule of Investments(a)

PowerShares KBW Insurance Portfolio (KBWI)

October 31, 2014

Number of Shares		Value
	Common Stocks—99.9%
	Asset Management & Custody Banks—4.6%
2,503	Ameriprise Financial, Inc.	$315,803

	Insurance Brokers—12.1%
3,032	Aon PLC	260,752
10,394	Marsh & McLennan Cos., Inc.	565,122

		825,874

	Life & Health Insurance—31.5%
7,561	Aflac, Inc.	451,619
5,202	Lincoln National Corp.	284,861
8,841	MetLife, Inc.	479,536
5,787	Principal Financial Group, Inc.	303,065
4,687	Prudential Financial, Inc.	414,987
6,255	Unum Group	209,292

		2,143,360

	Multi-line Insurance—9.2%
2,449	Assurant, Inc.	167,071
14,124	Genworth Financial, Inc., Class A(b)	197,595
6,581	Hartford Financial Services Group, Inc. (The)	260,476

		625,142

	Multi-Sector Holdings—0.5%
2,657	FNFV Group(b)	35,710

	Property & Casualty Insurance—36.2%
4,508	Allstate Corp. (The)	292,344
2,170	Arch Capital Group Ltd.(b)	122,214
3,804	Axis Capital Holdings Ltd.	183,125
2,955	Chubb Corp. (The)	293,609
3,789	Cincinnati Financial Corp.	191,231
7,971	FNF Group	237,855
10,922	MBIA, Inc.(b)	106,599
6,420	Progressive Corp. (The)	169,552
6,208	Travelers Cos., Inc. (The)	625,766
7,080	XL Group PLC	239,870

		2,462,165

	Reinsurance—1.9%
777	Everest Re Group Ltd.	132,595

	Thrifts & Mortgage Finance—3.9%
29,599	MGIC Investment Corp.(b)	264,023

	Total Common Stocks (Cost $6,152,184)	6,804,672

	Money Market Fund—0.0%
448	Invesco Premier Portfolio—Institutional Class(c) (Cost $448)	448

	Total Investments (Cost $6,152,632)—99.9%	6,805,120
	Other assets less liabilities—0.1%	3,553

	Net Assets—100.0%	$6,808,673

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Schedule of Investments(a)

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

October 31, 2014

Number of Shares		Value
	Real Estate Investment Trusts—100.0%
	Diversified—20.1%
220,413	First Potomac Realty Trust	$2,755,163
358,171	Lexington Realty Trust	3,925,554
88,777	Liberty Property Trust	3,086,776
197,964	One Liberty Properties, Inc.	4,531,396
101,023	Washington Real Estate Investment Trust	2,854,910
167,351	Winthrop Realty Trust	2,615,696

		19,769,495

	Health Care—26.6%
45,919	Health Care REIT, Inc.	3,265,300
121,431	Healthcare Realty Trust, Inc.	3,214,279
285,721	Medical Properties Trust, Inc.	3,854,376
98,982	OMEGA Healthcare Investors, Inc.	3,777,153
123,472	Sabra Health Care REIT, Inc.	3,527,595
200,004	Senior Housing Properties Trust	4,518,091
80,614	Universal Health Realty Income Trust	3,905,748

		26,062,542

	Hotel & Resort—7.4%
141,840	Hospitality Properties Trust	4,199,883
260,210	Summit Hotel Properties, Inc.	3,028,844

		7,228,727

	Industrial—1.3%
52,042	STAG Industrial, Inc., Class A	1,269,825

	Office—13.4%
154,085	Brandywine Realty Trust	2,377,532
85,716	Corporate Office Properties Trust	2,343,475
186,739	Government Properties Income Trust	4,261,384
59,185	Highwoods Properties, Inc.	2,537,261
86,737	Mack-Cali Realty Corp.	1,624,584

		13,144,236

	Residential—3.4%
58,165	Sun Communities, Inc.	3,371,825

	Retail—26.6%
125,513	Agree Realty Corp.	3,841,953
181,637	CBL & Associates Properties, Inc.	3,474,716
259,189	Excel Trust, Inc.	3,369,457
106,125	Inland Real Estate Corp.	1,125,986
96,941	Kite Realty Group Trust	2,509,803
79,594	National Retail Properties, Inc.	3,034,123
127,554	Pennsylvania Real Estate Investment Trust	2,733,482
168,371	Ramco-Gershenson Properties Trust	2,943,125
139,799	Urstadt Biddle Properties, Inc., Class A	3,023,852

		26,056,497

	Specialized—1.2%
21,429	EPR Properties	1,202,167

	Total Investments (Cost $93,970,022)—100.0%	98,105,314
	Other assets less liabilities—(0.0)%	(2,502)

	Net Assets—100.0%	$98,102,812

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Schedule of Investments(a)

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

October 31, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Multi-line Insurance—11.1%
7,838	American Financial Group, Inc.	$468,948
8,018	HCC Insurance Holdings, Inc.	418,459
6,893	Kemper Corp.	254,007

		1,141,414

	Property & Casualty Insurance—67.0%
10,705	Allied World Assurance Co. Holdings AG	406,790
15,442	Allstate Corp. (The)	1,001,414
8,602	Arch Capital Group Ltd.(b)	484,465
8,773	Aspen Insurance Holdings Ltd.	382,766
9,181	Axis Capital Holdings Ltd.	441,973
7,721	Chubb Corp. (The)	767,158
5,681	Hanover Insurance Group, Inc. (The)	380,286
4,498	Mercury General Corp.	238,934
7,955	ProAssurance Corp.	372,135
28,548	Progressive Corp. (The)	753,953
2,337	RLI Corp.	115,892
10,106	Selective Insurance Group, Inc.	260,937
8,364	Travelers Cos., Inc. (The)	843,091
9,006	W.R. Berkley Corp.	464,169

		6,913,963

	Reinsurance—21.9%
7,779	Endurance Specialty Holdings Ltd.	450,793
2,454	Everest Re Group Ltd.	418,775
8,529	Montpelier Re Holdings Ltd. (Bermuda)	282,651
2,804	PartnerRe Ltd.	324,395
4,148	Platinum Underwriters Holdings Ltd.	259,789
2,746	RenaissanceRe Holdings Ltd.	283,744
6,134	Validus Holdings Ltd.	244,011

		2,264,158

	Total Common Stocks (Cost $8,835,890)	10,319,535

	Money Market Fund—0.0%
2,043	Invesco Premier Portfolio—Institutional Class(c) (Cost $2,043)	2,043

	Total Investments (Cost $8,837,933)—100.0%	10,321,578
	Other assets less liabilities—(0.0)%	(2,926)

	Net Assets—100.0%	$10,318,652

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Schedule of Investments(a)

PowerShares KBW Regional Banking Portfolio (KBWR)

October 31, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Regional Banks—95.0%
37,367	Associated Banc-Corp.	$702,500
39,613	BancorpSouth, Inc.	912,287
8,780	Bank of Hawaii Corp.	514,069
5,921	BOK Financial Corp.	405,944
50,026	Boston Private Financial Holdings, Inc.	657,842
27,974	Cathay General Bancorp	738,793
11,026	City Holding Co.	496,060
7,963	City National Corp.	626,768
31,241	Columbia Banking System, Inc.	867,875
15,314	Community Bank System, Inc.	584,229
43,084	CVB Financial Corp.	679,865
18,377	East West Bancorp, Inc.	675,539
64,320	F.N.B. Corp.	822,653
55,539	First Commonwealth Financial Corp.	519,290
30,628	First Financial Bancorp	537,215
24,094	First Financial Bankshares, Inc.	765,707
60,032	First Horizon National Corp.	772,012
44,513	First Midwest Bancorp, Inc.	747,373
22,257	First Republic Bank	1,133,549
42,063	FirstMerit Corp.	771,856
39,000	Fulton Financial Corp.	463,320
25,728	Glacier Bancorp, Inc.	738,136
12,864	Hancock Holding Co.	452,684
6,126	IBERIABANK Corp.	421,836
28,586	MB Financial, Inc.	901,888
55,700	National Penn Bancshares, Inc.	573,153
52,630	Old National Bancorp	765,766
23,482	PacWest Bancorp	1,001,742
5,105	Park National Corp.	430,709
18,377	Pinnacle Financial Partners, Inc.	720,378
24,094	PrivateBancorp, Inc.	778,718
13,068	Prosperity Bancshares, Inc.	789,177
16,948	S&T Bancorp, Inc.	467,595
8,168	Signature Bank(b)	989,390
81,676	Susquehanna Bancshares, Inc.	801,242
11,435	SVB Financial Group(b)	1,280,606
32,058	Synovus Financial Corp.	812,991
27,361	TCF Financial Corp.	422,727
18,377	Texas Capital Bancshares, Inc.(b)	1,123,754
18,990	Trustmark Corp.	462,027
7,759	UMB Financial Corp.	462,281
66,157	Umpqua Holdings Corp.	1,164,363
23,278	United Bankshares, Inc.	797,970
50,149	Valley National Bancorp	500,487
30,016	Webster Financial Corp.	940,701
8,168	Westamerica Bancorp.	403,009
19,806	Wintrust Financial Corp.	917,414

		33,515,490

	Thrifts & Mortgage Finance—5.0%
54,723	Brookline Bancorp, Inc.	524,793
34,916	Provident Financial Services, Inc.	636,519
28,178	Washington Federal, Inc.	615,126

		1,776,438

	Total Common Stocks (Cost $34,617,207)	35,291,928

Number of Shares		Value
	Money Market Fund—0.0%
9,128	Invesco Premier Portfolio—Institutional Class(c) (Cost $9,128)	$9,128

	Total Investments (Cost $34,626,335)—100.0%	35,301,056
	Other assets less liabilities—(0.0)%	(9,460)

	Net Assets—100.0%	$35,291,596

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments(a)

PowerShares NYSE Century Portfolio (NYCC)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—10.8%
310	Abercrombie & Fitch Co., Class A	$10,379
376	Brown Shoe Co., Inc.	9,998
222	Brunswick Corp.	10,390
145	Carter’s, Inc.	11,329
129	Conn’s, Inc.(b)	4,013
454	Cooper Tire & Rubber Co.	14,623
522	Dana Holding Corp.	10,680
252	Foot Locker, Inc.	14,114
684	Ford Motor Co.	9,638
358	Gannett Co., Inc.	11,277
245	General Motors Co.	7,693
441	Goodyear Tire & Rubber Co. (The)	10,685
16	Graham Holdings Co., Class B	12,538
147	Hanesbrands, Inc.	15,525
147	Harley-Davidson, Inc.	9,658
584	Houghton Mifflin Harcourt Co.(b)	11,686
582	Interpublic Group of Cos., Inc. (The)	11,285
1,150	J.C. Penney Co., Inc.(b)	8,751
186	John Wiley & Sons, Inc., Class A	10,861
201	Johnson Controls, Inc.	9,497
195	Lamar Advertising Co., Class A	10,072
65	Lands’ End, Inc.(b)	3,086
327	Leggett & Platt, Inc.	12,877
197	Macy’s, Inc.	11,390
183	Madison Square Garden Co. (The), Class A(b)	13,864
444	Media General, Inc.(b)	6,633
195	Meredith Corp.	10,167
657	New York Times Co. (The), Class A	8,436
315	Newell Rubbermaid, Inc.	10,499
165	Nordstrom, Inc.	11,981
78	PVH Corp.	8,919
120	Scripps Networks Interactive, Inc., Class A	9,269
219	Sears Holdings Corp.(b)	7,647
561	Service Corp. International	12,269
213	Sotheby’s	8,448
168	Target Corp.	10,386
114	Tiffany & Co.	10,958
140	TRW Automotive Holdings Corp.(b)	14,189
165	VF Corp.	11,167
65	Whirlpool Corp.	11,183
303	Wolverine World Wide, Inc.	8,223

		426,283

	Consumer Staples—11.7%
264	Altria Group, Inc.	12,762
231	Archer-Daniels-Midland Co.	10,857
585	Avon Products, Inc.	6,084
135	Brown-Forman Corp., Class B	12,510
123	Bunge Ltd.	10,904
234	Campbell Soup Co.	10,336
153	Church & Dwight Co., Inc.	11,079
111	Clorox Co. (The)	11,044
249	Coca-Cola Co. (The)	10,428
237	Coca-Cola Enterprises, Inc.	10,274
156	Colgate-Palmolive Co.	10,433
303	ConAgra Foods, Inc.	10,408
662	Coty, Inc., Class A(b)	10,989

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
145	CVS Health Corp.	$12,442
501	Darling Ingredients, Inc.(b)	8,818
212	Dr Pepper Snapple Group, Inc.	14,681
357	Fresh Del Monte Produce, Inc.	11,463
204	General Mills, Inc.	10,600
105	Hershey Co. (The)	10,071
231	Hormel Foods Corp.	12,453
150	Ingredion, Inc.	11,588
99	J.M. Smucker Co. (The)	10,296
170	Kellogg Co.	10,873
99	Kimberly-Clark Corp.	11,313
261	Kroger Co. (The)	14,540
201	Lorillard, Inc.	12,362
147	McCormick & Co., Inc.	10,396
123	Mead Johnson Nutrition Co.	12,215
186	Molson Coors Brewing Co., Class B	13,835
291	Mondelez International, Inc., Class A	10,261
123	PepsiCo, Inc.	11,829
117	Philip Morris International, Inc.	10,414
127	Procter & Gamble Co. (The)	11,083
204	Reynolds American, Inc.	12,834
351	Snyders-Lance, Inc.	10,456
148	Spectrum Brands Holdings, Inc.	13,407
315	Tootsie Roll Industries, Inc., Class A	9,340
152	TreeHouse Foods, Inc.(b)	12,946
660	Vector Group Ltd.	14,744
177	Walgreen Co.	11,367
198	Weis Markets, Inc.	8,839

		463,574

	Energy—3.9%
144	Buckeye Partners LP	10,858
171	Cameron International Corp.(b)	10,183
81	Chevron Corp.	9,716
264	CONSOL Energy, Inc.	9,715
255	CVR Energy, Inc.	12,388
114	EQT Corp.	10,720
102	Exxon Mobil Corp.	9,864
195	FMC Technologies, Inc.(b)	10,928
285	Marathon Oil Corp.	10,089
130	National Oilwell Varco, Inc.	9,443
171	ONEOK, Inc.	10,079
525	Peabody Energy Corp.	5,476
396	Regency Energy Partners LP	11,880
123	SM Energy Co.	6,925
269	Williams Cos., Inc. (The)	14,932

		153,196

	Financials—23.2%
253	Alexander & Baldwin, Inc.	10,128
114	American Express Co.	10,254
177	American Financial Group, Inc.	10,590
93	American National Insurance Co.	10,609
90	Ameriprise Financial, Inc.	11,355
153	Assurant, Inc.	10,438
723	Astoria Financial Corp.	9,507
399	BancorpSouth, Inc.	9,189

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

PowerShares NYSE Century Portfolio (NYCC) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
664	Bank of America Corp.	$11,394
171	Bank of Hawaii Corp.	10,012
294	Bank of New York Mellon Corp. (The)	11,384
364	Bank of the Ozarks, Inc.	12,827
273	BB&T Corp.	10,341
87	Berkshire Hathaway, Inc., Class B(b)	12,194
153	BOK Financial Corp.	10,490
854	Capitol Federal Financial, Inc.	10,940
387	CBRE Group, Inc., Class A(b)	12,384
108	Chubb Corp. (The)	10,731
198	CIT Group, Inc.	9,688
195	Citigroup, Inc.	10,438
129	CME Group, Inc., Class A	10,812
246	CNA Financial Corp.	9,614
219	Comerica, Inc.	10,455
225	Commerce Bancshares, Inc.	10,184
138	Cullen/Frost Bankers, Inc.	11,152
482	Fifth Third Bancorp	9,635
363	First American Financial Corp.	11,006
46	First Citizens BancShares, Inc., Class A	11,556
306	First Financial Bankshares, Inc.	9,725
870	First Horizon National Corp.	11,188
960	First Niagara Financial Group, Inc.	7,190
453	FirstMerit Corp.	8,313
386	FNF Group	11,518
652	Genworth Financial, Inc., Class A(b)	9,121
59	Goldman Sachs Group, Inc. (The)	11,209
276	Hancock Holding Co.	9,712
171	Hanover Insurance Group, Inc. (The)	11,447
279	Hartford Financial Services Group, Inc. (The)	11,043
1,080	Hudson City Bancorp, Inc.	10,422
1,053	Huntington Bancshares, Inc.	10,435
163	IBERIABANK Corp.	11,224
45	IntercontinentalExchange, Inc.	9,373
174	JPMorgan Chase & Co.	10,524
756	KeyCorp	9,979
420	KKR & Co. LP	9,055
225	Lazard Ltd., Class A	11,072
237	Legg Mason, Inc.	12,324
360	Leucadia National Corp.	8,561
201	Lincoln National Corp.	11,007
90	M&T Bank Corp.	10,996
210	Marsh & McLennan Cos., Inc.	11,418
315	MB Financial, Inc.	9,938
132	McGraw Hill Financial, Inc.	11,943
189	MetLife, Inc.	10,251
132	Moody’s Corp.	13,098
888	National Penn Bancshares, Inc.	9,138
387	NBT Bancorp, Inc.	9,938
601	New York Community Bancorp, Inc.	9,586
165	Northern Trust Corp.	10,940
757	Northwest Bancshares, Inc.	9,712
655	Old National Bancorp	9,530
597	Old Republic International Corp.	8,818
120	Park National Corp.	10,124
675	People’s United Financial, Inc.	9,869

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
132	PNC Financial Services Group, Inc. (The)	$11,403
352	Popular, Inc.(b)	11,222
243	Potlatch Corp. REIT	10,690
211	Principal Financial Group, Inc.	11,050
204	Protective Life Corp.	14,215
522	Provident Financial Services, Inc.	9,516
111	Prudential Financial, Inc.	9,828
1,029	Regions Financial Corp.	10,218
143	State Street Corp.	10,791
756	Sterling Bancorp	10,629
216	Stifel Financial Corp.(b)	10,262
284	SunTrust Banks, Inc.	11,116
405	Synovus Financial Corp.	10,271
199	Torchmark Corp.	10,539
114	Travelers Cos., Inc. (The)	11,491
372	Trustmark Corp.	9,051
252	U.S. Bancorp	10,735
156	UMB Financial Corp.	9,294
296	Unum Group	9,904
228	Wells Fargo & Co.	12,105
324	Weyerhaeuser Co. REIT	10,971
228	Willis Group Holdings PLC	9,241
349	Zions Bancorporation	10,111

		913,701

	Health Care—5.7%
264	Abbott Laboratories	11,508
152	Aetna, Inc.	12,541
149	AmerisourceBergen Corp.	12,726
93	Becton, Dickinson and Co.	11,969
196	Bristol-Myers Squibb Co.	11,405
76	C.R. Bard, Inc.	12,462
117	Cigna Corp.	11,650
210	DENTSPLY International, Inc.	10,662
198	Eli Lilly & Co.	13,133
258	Hanger, Inc.(b)	6,174
111	Johnson & Johnson	11,964
114	Laboratory Corp. of America Holdings(b)	12,459
63	McKesson Corp.	12,815
204	Merck & Co., Inc.	11,820
285	Owens & Minor, Inc.	9,496
246	Patterson Cos., Inc.	10,605
67	Perrigo Co. PLC	10,817
330	Pfizer, Inc.	9,883
144	Sirona Dental Systems, Inc.(b)	11,311
94	Thermo Fisher Scientific, Inc.	11,052

		226,452

	Industrials—19.3%
74	3M Co.	11,379
192	A.O. Smith Corp.	10,243
354	ABM Industries, Inc.	9,785
276	Actuant Corp., Class A	8,746
351	AECOM Technology Corp.(b)	11,425
285	Albany International Corp., Class A	10,767
228	Allegion PLC	12,105
183	Armstrong World Industries, Inc.(b)	8,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

PowerShares NYSE Century Portfolio (NYCC) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
294	Babcock & Wilcox Co. (The)	$8,408
272	Barnes Group, Inc.	9,944
327	Brady Corp., Class A	7,796
459	Briggs & Stratton Corp.	9,276
294	Brink’s Co. (The)	6,174
179	C.H. Robinson Worldwide, Inc.	12,389
123	Chicago Bridge & Iron Co. NV	6,721
159	CLARCOR, Inc.	10,647
163	Colfax Corp.(b)	8,864
154	Crane Co.	9,602
367	CSX Corp.	13,076
114	Deere & Co.	9,752
84	Dun & Bradstreet Corp. (The)	10,316
90	DXP Enterprises, Inc.(b)	5,966
132	Eaton Corp. PLC	9,027
144	Emerson Electric Co.	9,225
147	Equifax, Inc.	11,134
132	Flowserve Corp.	8,975
129	Fluor Corp.	8,558
179	G&K Services, Inc., Class A	11,290
197	GATX Corp.	12,490
108	General Dynamics Corp.	15,094
363	General Electric Co.	9,369
108	Genesee & Wyoming, Inc., Class A(b)	10,390
885	GrafTech International Ltd.(b)	3,797
357	Harsco Corp.	7,740
349	Herman Miller, Inc.	11,168
111	Honeywell International, Inc.	10,669
93	Hubbell, Inc., Class B	10,547
117	Huntington Ingalls Industries, Inc.	12,381
123	Illinois Tool Works, Inc.	11,199
170	Ingersoll-Rand PLC	10,645
179	Joy Global, Inc.	9,421
84	Kansas City Southern	10,314
330	KBR, Inc.	6,296
120	Lennox International, Inc.	10,670
146	Lincoln Electric Holdings, Inc.	10,582
69	Lockheed Martin Corp.	13,149
446	Manitowoc Co., Inc. (The)	9,295
240	Matthews International Corp., Class A	11,059
126	Middleby Corp. (The)(b)	11,151
198	MSA Safety, Inc.	11,379
324	Mueller Industries, Inc.	10,517
270	Navistar International Corp.(b)	9,550
222	Nielsen NV	9,433
139	Nordson Corp.	10,640
111	Norfolk Southern Corp.	12,281
32	NOW, Inc.(b)	962
174	PACCAR, Inc.	11,366
507	R.R. Donnelley & Sons Co.	8,847
87	Rockwell Automation, Inc.	9,774
105	SPX Corp.	9,953
126	Stanley Black & Decker, Inc.	11,799
633	Steelcase, Inc., Class A	11,217
155	Tennant Co.	11,428
258	Timken Co. (The)	11,091

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
561	Titan International, Inc.	$5,924
162	Toro Co. (The)	10,000
81	Towers Watson & Co., Class A	8,934
388	Tutor Perini Corp.(b)	10,868
125	Union Pacific Corp.	14,556
99	United Parcel Service, Inc., Class B	10,386
90	United Technologies Corp.	9,630
363	USG Corp.(b)	9,750
111	WABCO Holdings, Inc.(b)	10,809
140	Wabtec Corp.	12,082
167	Watts Water Technologies, Inc., Class A	10,125
222	Woodward, Inc.	11,369

		762,547

	Information Technology—3.1%
144	Belden, Inc.	10,251
565	Booz Allen Hamilton Holding Corp., Class A	14,888
285	CoreLogic, Inc.(b)	8,940
570	Corning, Inc.	11,645
309	Diebold, Inc.	10,948
148	Harris Corp.	10,301
55	International Business Machines Corp.	9,042
300	NCR Corp.(b)	8,301
165	Rogers Corp.(b)	11,281
294	Unisys Corp.(b)	7,538
588	Western Union Co. (The)	9,973
827	Xerox Corp.	10,983

		124,091

	Materials—9.4%
973	Alcoa, Inc.	16,308
285	Allegheny Technologies, Inc.	9,362
200	Ball Corp.	12,886
249	Bemis Co., Inc.	9,579
198	Cabot Corp.	9,193
165	Carpenter Technology Corp.	8,258
363	Chemtura Corp.(b)	8,454
381	Cliffs Natural Resources, Inc.	4,279
230	Crown Holdings, Inc.(b)	11,024
216	Domtar Corp.	8,871
228	Dow Chemical Co. (The)	11,263
161	E.I. du Pont de Nemours & Co.	11,133
135	FMC Corp.	7,742
197	Greif, Inc., Class A	8,680
198	H.B. Fuller Co.	8,310
3,408	Hecla Mining Co.	7,429
119	International Flavors & Fragrances, Inc.	11,799
209	International Paper Co.	10,580
293	MeadWestvaco Corp.	12,942
89	Monsanto Co.	10,239
31	NewMarket Corp.	12,028
187	Nucor Corp.	10,109
348	Olin Corp.	8,436
295	Owens-Illinois, Inc.(b)	7,602
357	P.H. Glatfelter Co.	9,007
162	Packaging Corp. of America	11,677
54	PPG Industries, Inc.	10,999

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

PowerShares NYSE Century Portfolio (NYCC) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
78	Praxair, Inc.	$9,827
172	Scotts Miracle-Gro Co. (The), Class A	10,189
210	Sensient Technologies Corp.	12,428
57	Sherwin-Williams Co. (The)	13,085
246	Sonoco Products Co.	10,054
344	United States Steel Corp.	13,774
144	Valspar Corp. (The)	11,831
174	Vulcan Materials Co.	10,738
105	W.R. Grace & Co.(b)	9,933

		370,048

	Telecommunication Services—0.8%
288	AT&T, Inc.	10,034
309	Level 3 Communications, Inc.(b)	14,495
939	Sprint Corp.(b)	5,568

		30,097

	Utilities—12.0%
219	AGL Resources, Inc.	11,806
207	ALLETE, Inc.	10,814
282	Ameren Corp.	11,940
219	American Electric Power Co., Inc.	12,776
246	American Water Works Co., Inc.	13,129
225	Atmos Energy Corp.	11,925
360	Avista Corp.	12,762
196	Black Hills Corp.	10,727
438	CenterPoint Energy, Inc.	10,753
188	Consolidated Edison, Inc.	11,912
160	Dominion Resources, Inc.	11,408
147	Duke Energy Corp.	12,076
224	Edison International	14,018
296	El Paso Electric Co.	11,201
162	Entergy Corp.	13,611
380	Exelon Corp.	13,904
418	Great Plains Energy, Inc.	11,257
390	Hawaiian Electric Industries, Inc.	10,982
186	Integrys Energy Group, Inc.	13,518
222	Laclede Group, Inc. (The)	11,271
270	MGE Energy, Inc.	12,007
145	National Fuel Gas Co.	10,038
317	NiSource, Inc.	13,333
235	Northwest Natural Gas Co.	11,029
237	NorthWestern Corp.	12,523
300	OGE Energy Corp.	11,187
41	ONE Gas, Inc.	1,556
339	Otter Tail Corp.	10,509
545	Pepco Holdings, Inc.	14,900
252	PG&E Corp.	12,681
194	Pinnacle West Capital Corp.	11,925
318	Public Service Enterprise Group, Inc.	13,137
183	South Jersey Industries, Inc.	10,731
249	Southern Co. (The)	11,544
591	TECO Energy, Inc.	11,589
369	UGI Corp.	13,908
269	UIL Holdings Corp.	11,067
292	Vectren Corp.	13,125
263	WGL Holdings, Inc.	12,361

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
363	Xcel Energy, Inc.	$12,150

		473,090

	Total Common Stocks and Other Equity Interests (Cost $3,699,896)	3,943,079

	Money Market Fund—0.1%
1,530	Invesco Premier Portfolio—Institutional Class(c) (Cost $1,530)	1,530

	Total Investments (Cost $3,701,426)—100.0%	3,944,609
	Other assets less liabilities—0.0%	1,486

	Net Assets—100.0%	$3,946,095

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

(This Page Intentionally Left Blank)

Statements of Assets and Liabilities

October 31, 2014

	PowerShares KBW Bank Portfolio (KBWB)	PowerShares KBW Capital Markets Portfolio (KBWC)	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	PowerShares KBW Insurance Portfolio (KBWI)
Assets:
Unaffiliated investments, at value	$289,482,358	$5,066,958	$259,982,785	$6,804,672
Affiliated investments, at value	7,993	223,103	12,311,120	448

Total investments, at value	289,490,351	5,290,061	272,293,905	6,805,120
Receivables:
Investments sold	1,218,344	—	95,477	—
Dividends	138,324	3,477	334,806	5,533

Total Assets	290,847,019	5,293,538	272,724,188	6,810,653

Liabilities:
Due to custodian	—	—	—	—
Payables:
Investments purchased	1,237,901	—	388,769	—
Accrued unitary management fees	73,541	1,491	78,164	1,980

Total Liabilities	1,311,442	1,491	466,933	1,980

Net Assets	$289,535,577	$5,292,047	$272,257,255	$6,808,673

Net Assets Consist of:
Shares of beneficial interest	$281,270,442	$4,664,792	$277,530,292	$6,135,322
Undistributed net investment income	520,324	21,861	—	29,647
Undistributed net realized gain (loss)	(19,355)	28,357	(11,427,289)	(8,784)
Net unrealized appreciation	7,764,166	577,037	6,154,252	652,488

Net Assets	$289,535,577	$5,292,047	$272,257,255	$6,808,673

Shares outstanding (unlimited amount authorized, $0.01 par value)	7,800,000	100,001	10,550,000	100,001
Net asset value	$37.12	$52.92	$25.81	$68.09

Market price	$37.13	$52.91	$25.82	$68.03

Unaffiliated investments, at cost	$281,718,192	$4,524,631	$253,060,563	$6,152,184

Affiliated investments, at cost	$7,993	$188,393	$13,079,090	$448

Total investments, at cost	$281,726,185	$4,713,024	$266,139,653	$6,152,632

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	PowerShares KBW Regional Banking Portfolio (KBWR)	PowerShares NYSE Century Portfolio (NYCC)

$98,105,314	$10,319,535	$35,291,928	$3,943,079
—	2,043	9,128	1,530

98,105,314	10,321,578	35,301,056	3,944,609

—	—	55,422	189
328,844	—	32,431	2,886

98,434,158	10,321,578	35,388,909	3,947,684

206,739	—	—	—

97,032	—	87,599	—
27,575	2,926	9,714	1,589

331,346	2,926	97,313	1,589

$98,102,812	$10,318,652	$35,291,596	$3,946,095

$95,556,959	$8,785,262	$34,727,326	$3,690,203
—	32,981	118,514	9,203
(1,589,439)	16,764	(228,965)	3,506
4,135,292	1,483,645	674,721	243,183

$98,102,812	$10,318,652	$35,291,596	$3,946,095

2,900,000	250,000	900,000	150,001
$33.83	$41.27	$39.21	$26.31

$33.82	$41.27	$39.21	$26.30

$93,970,022	$8,835,890	$34,617,207	$3,699,896

$—	$2,043	$9,128	$1,530

$93,970,022	$8,837,933	$34,626,335	$3,701,426

33

Statements of Operations

For the year ended October 31, 2014

	PowerShares KBW Bank Portfolio (KBWB)	PowerShares KBW Capital Markets Portfolio (KBWC)	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	PowerShares KBW Insurance Portfolio (KBWI)
Investment Income:
Unaffiliated dividend income	$3,783,796	$136,943	$19,211,369	$215,596
Securities lending income	780	—	—	—
Affiliated dividend income	8	9,012	1,356,164	—

Total Income	3,784,584	145,955	20,567,533	215,596

Expenses:
Unitary management fees	697,747	28,734	860,954	36,017
Less: Waivers	(75)	(6)	(646)	(4)

Net Expenses	697,672	28,728	860,308	36,013

Net Investment Income	3,086,912	117,227	19,707,225	179,583

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(75,877)	32,862	(7,766,673)	(8,646)
In-kind redemptions	27,217,755	1,151,344	12,535,512	1,579,967

Net realized gain (loss)	27,141,878	1,184,206	4,768,839	1,571,321

Net change in unrealized appreciation (depreciation) on investment securities	(2,965,271)	(184,993)	1,365,783	(723,986)

Net realized and unrealized gain	24,176,607	999,213	6,134,622	847,335

Net increase in net assets resulting from operations	$27,263,519	$1,116,440	$25,841,847	$1,026,918

(a)	For the period January 13, 2014 (Commencement of Investment Operations) through October 31, 2014.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	PowerShares KBW Regional Banking Portfolio (KBWR)	PowerShares NYSE Century Portfolio (NYCC)(a)

$2,945,083	$360,585	$864,612	$61,973
—	—	1,811	—
23	—	3	—

2,945,106	360,585	866,426	61,973

275,556	47,618	141,268	14,650
(168)	(10)	(25)	—

275,388	47,608	141,243	14,650

2,669,718	312,977	725,183	47,323

(1,355,492)	20,477	(274,731)	3,506
465,059	1,094,427	3,656,791	—

(890,433)	1,114,904	3,382,060	3,506

8,740,704	(348,957)	(1,794,665)	243,183

7,850,271	765,947	1,587,395	246,689

$10,519,989	$1,078,924	$2,312,578	$294,012

35

Statements of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	PowerShares KBW Bank Portfolio (KBWB)		PowerShares KBW Capital Markets Portfolio (KBWC)
	2014	2013	2014	2013
Operations:
Net investment income	$3,086,912	$1,948,854	$117,227	$96,736
Net realized gain (loss)	27,141,878	22,745,768	1,184,206	1,143,979
Net change in unrealized appreciation (depreciation)	(2,965,271)	13,376,963	(184,993)	926,019

Net increase in net assets resulting from operations	27,263,519	38,071,585	1,116,440	2,166,734

Distributions to Shareholders from:
Net investment income	(2,878,223)	(2,132,411)	(116,518)	(88,138)
Capital gains	—	—	—	—

Total distributions to shareholders	(2,878,223)	(2,132,411)	(116,518)	(88,138)

Shareholder Transactions:
Proceeds from shares sold	341,845,374	626,229,018	2,421,709	23,718,946
Value of shares repurchased	(226,864,114)	(676,071,326)	(9,408,521)	(16,100,699)

Net increase (decrease) in net assets resulting from shares transactions	114,981,260	(49,842,308)	(6,986,812)	7,618,247

Increase (Decrease) in Net Assets	139,366,556	(13,903,134)	(5,986,890)	9,696,843

Net Assets:
Beginning of year	150,169,021	164,072,155	11,278,937	1,582,094

End of year	$289,535,577	$150,169,021	$5,292,047	$11,278,937

Undistributed net investment income at end of year	$520,324	$293,631	$21,861	$16,441

Changes in Shares Outstanding:
Shares sold	9,600,000	23,500,000	50,000	600,000
Shares repurchased	(6,350,001)	(25,400,000)	(200,000)	(400,000)
Shares outstanding, beginning of year	4,550,001	6,450,001	250,001	50,001

Shares outstanding, end of year	7,800,000	4,550,001	100,001	250,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)		PowerShares KBW Insurance Portfolio (KBWI)		PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)		PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)
2014	2013	2014	2013	2014	2013	2014	2013

$19,707,225	$16,620,195	$179,583	$80,310	$2,669,718	$1,939,028	$312,977	$327,431
4,768,839	4,575,451	1,571,321	(672)	(890,433)	7,449,395	1,114,904	1,640,834
1,365,783	4,171,668	(723,986)	1,398,126	8,740,704	(5,472,868)	(348,957)	1,605,612

25,841,847	25,367,314	1,026,918	1,477,764	10,519,989	3,915,555	1,078,924	3,573,877

(19,988,348)	(17,279,903)	(165,394)	(71,098)	(3,898,608)	(3,159,440)	(388,389)	(270,734)
—	—	—	—	—	—	(26,197)	—

(19,988,348)	(17,279,903)	(165,394)	(71,098)	(3,898,608)	(3,159,440)	(414,586)	(270,734)

90,789,371	119,318,315	3,228,322	5,694,978	33,198,719	94,249,106	—	28,972,431
(58,733,272)	(64,033,694)	(6,530,714)	—	(10,624,815)	(51,866,771)	(11,282,725)	(14,363,522)

32,056,099	55,284,621	(3,302,392)	5,694,978	22,573,904	42,382,335	(11,282,725)	14,608,909

37,909,598	63,372,032	(2,440,868)	7,101,644	29,195,285	43,138,450	(10,618,387)	17,912,052

234,347,657	170,975,625	9,249,541	2,147,897	68,907,527	25,769,077	20,937,039	3,024,987

$272,257,255	$234,347,657	$6,808,673	$9,249,541	$98,102,812	$68,907,527	$10,318,652	$20,937,039

$—	$—	$29,647	$15,389	$—	$—	$32,981	$79,880

3,550,000	4,750,000	50,000	100,000	1,050,000	2,900,000	—	850,000
(2,300,000)	(2,600,000)	(100,000)	—	(350,000)	(1,650,000)	(300,000)	(400,000)
9,300,000	7,150,000	150,001	50,001	2,200,000	950,000	550,000	100,000

10,550,000	9,300,000	100,001	150,001	2,900,000	2,200,000	250,000	550,000

37

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2014 and 2013

	PowerShares KBW Regional Banking Portfolio (KBWR)		PowerShares NYSE Century Portfolio (NYCC)
	2014	2013	2014(a)
Operations:
Net investment income	$725,183	$465,430	$47,323
Net realized gain	3,382,060	3,290,357	3,506
Net change in unrealized appreciation (depreciation)	(1,794,665)	3,368,234	243,183

Net increase in net assets resulting from operations	2,312,578	7,124,021	294,012

Distributions to Shareholders from:
Net investment income	(715,569)	(395,225)	(38,120)

Shareholder Transactions:
Proceeds from shares sold	32,995,065	50,007,522	3,690,203
Value of shares repurchased	(32,525,977)	(41,497,974)	—

Net increase in net assets resulting from shares transactions	469,088	8,509,548	3,690,203

Increase in Net Assets	2,066,097	15,238,344	3,946,095

Net Assets:
Beginning of year	33,225,499	17,987,155	—

End of year	$35,291,596	$33,225,499	$3,946,095

Undistributed net investment income at end of year	$118,514	$99,878	$9,203

Changes in Shares Outstanding:
Shares sold	850,000	1,550,000	150,001
Shares repurchased	(850,001)	(1,300,000)	—
Shares outstanding, beginning of year	900,001	650,001	—

Shares outstanding, end of year	900,000	900,001	150,001

(a)	For the period January 13, 2014 (Commencement of Investment Operations) through October 31, 2014.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Financial Highlights

PowerShares KBW Bank Portfolio (KBWB)

	Year Ended October 31,		For the Period November 1, 2011(a) through October 31, 2012
	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$33.00	$25.44	$20.68
Net investment income(b)	0.55	0.45	0.43
Net realized and unrealized gain on investments	4.11	7.52	4.84
Total from investment operations	4.66	7.97	5.27
Distributions to shareholders from:
Net investment income	(0.54)	(0.41)	(0.50)
Return of capital	—	—	(0.01)
Total distributions	(0.54)	(0.41)	(0.51)
Net asset value at end of period	$37.12	$33.00	$25.44
Market price at end of period(c)	$37.13	$33.03	$25.46
Net Asset Value Total Return(d)	14.16%	31.51%	25.97%
Market Price Total Return(d)	14.09%	31.52%	26.07%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$289,536	$150,169	$164,072
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.35%	0.27	%(e)
Expenses, prior to Waivers	0.35%	0.35%	0.35	%(e)
Net investment income, after Waivers	1.55%	1.51%	1.84	%(e)
Portfolio turnover rate(f)	5%	8%	4%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares KBW Capital Markets Portfolio (KBWC)

	Year Ended October 31,		For the Period November 1, 2011(a) through October 31, 2012
	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$45.12	$31.64	$30.49
Net investment income(b)	0.70	0.52	0.61
Net realized and unrealized gain on investments	7.80	13.70	1.73
Total from investment operations	8.50	14.22	2.34
Distributions to shareholders from:
Net investment income	(0.70)	(0.74)	(1.19)
Net asset value at end of period	$52.92	$45.12	$31.64
Market price at end of period(c)	$52.91	$45.17	$31.62
Net Asset Value Total Return(d)	18.95%	45.55%	7.79%
Market Price Total Return(d)	18.79%	45.89%	7.72%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$5,292	$11,279	$1,582
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.36%	0.16	%(e)
Expenses, prior to Waivers	0.35%	0.36%	0.35	%(e)
Net investment income, after Waivers	1.44%	1.30%	1.98	%(e)
Portfolio turnover rate(f)	16%	38%	6%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Financial Highlights (continued)

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

	Year Ended October 31,				For the Period November 29, 2010(a) Through October 31, 2011
	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$25.20		$23.91	$22.37	$23.51
Net investment income(b)	2.04	(c)	1.90	2.01	1.91
Net realized and unrealized gain (loss) on investments	0.62		1.37	1.88	(0.82)
Total from investment operations	2.66		3.27	3.89	1.09
Distributions to shareholders from:
Net investment income	(2.05)		(1.98)	(2.35)	(2.23)
Net asset value at end of period	$25.81		$25.20	$23.91	$22.37
Market price at end of period(d)	$25.82		$25.24	$23.86	$22.43
Net Asset Value Total Return(e)	11.05%		14.21%	18.32%	4.64	%(f)
Market Price Total Return(e)	10.91%		14.62%	17.75%	4.92	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$272,257		$234,348	$170,976	$26,843
Ratio to average net assets of:
Expenses(g)	0.35%		0.37%	0.35%	0.37	%(h)
Net investment income	8.00	%(c)	7.64%	8.56%	9.14	%(h)
Portfolio turnover rate(i)	30%		37%	19%	33%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend during the year. Net investment income per share and the ratio of net investment income to average net excluding the significant dividend are $1.90 and 7.47%, respectively.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the Exchange) to October 31, 2011 was 2.97%. The market price total return from Fund Inception to October 31, 2011 was 3.38%.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment company in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses, that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that you bear indirectly is included in your Fund’s total return.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Financial Highlights (continued)

PowerShares KBW Insurance Portfolio (KBWI)

	Year Ended October 31,		For the Period November 1, 2011(a) Through October 31, 2012
	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$61.66	$42.96	$38.33
Net investment income(b)	1.14	0.94	1.42
Net realized and unrealized gain on investments	6.38	18.73	4.54
Total from investment operations	7.52	19.67	5.96
Distributions to shareholders from:
Net investment income	(1.09)	(0.97)	(1.33)
Net asset value at end of period	$68.09	$61.66	$42.96
Market price at end of period(c)	$68.03	$61.76	$42.95
Net Asset Value Total Return(d)	12.25%	46.44%	15.91%
Market Price Total Return(d)	11.96%	46.72%	15.89%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$6,809	$9,250	$2,148
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.36%	0.11	%(e)
Expense, prior to Waivers	0.35%	0.36%	0.35	%(e)
Net investment income, after Waivers	1.76%	1.74%	3.61	%(e)
Portfolio turnover rate(f)	14%	3%	5%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

	Year Ended October 31,			For the Period November 29, 2010(a) Through October 31, 2011
	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$31.32	$27.13	$23.37	$24.96
Net investment income(b)	1.07	0.89	0.91	1.01
Net realized and unrealized gain (loss) on investments	3.01	4.76	4.22	(1.27)
Total from investment operations	4.08	5.65	5.13	(0.26)
Distributions to shareholders from:
Net investment income	(1.57)	(1.46)	(1.11)	(1.03)
Return of capital	—	—	(0.26)	(0.30)
Total distributions	(1.57)	(1.46)	(1.37)	(1.33)
Net asset value at end of period	$33.83	$31.32	$27.13	$23.37
Market price at end of period(c)	$33.82	$31.38	$27.11	$23.40
Net Asset Value Total Return(d)	13.51%	21.11%	22.54%	(1.20	)%(e)
Market Price Total Return(d)	13.27%	21.42%	22.30%	(1.08	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$98,103	$68,908	$25,769	$7,012
Ratio to average net assets of:
Expenses	0.35%	0.36%	0.35%	0.36	%(f)
Net investment income	3.39%	2.85%	3.58%	4.54	%(f)
Portfolio turnover rate(g)	27%	21%	40%	36%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the Exchange) to October 31, 2011 was (1.87)%. The market price total return from Fund Inception to October 31, 2011 was (1.55)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Financial Highlights (continued)

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

	Year Ended October 31,			November 29, 2010(a) Through October 31, 2011
	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$38.07	$30.25	$24.83	$24.75
Net investment income(b)	0.88	0.59	0.53	0.54
Net realized and unrealized gain on investments	3.29	8.09	5.41	0.04
Total from investment operations	4.17	8.68	5.94	0.58
Distributions to shareholders from:
Net investment income	(0.92)	(0.86)	(0.52)	(0.50)
Capital gains	(0.05)	—	—	—
Total distributions	(0.97)	(0.86)	(0.52)	(0.50)
Net asset value at end of period	$41.27	$38.07	$30.25	$24.83
Market price at end of period(c)	$41.27	$38.09	$30.24	$24.84
Net Asset Value Total Return(d)	11.17%	29.33%	24.21%	2.36	%(e)
Market Price Total Return(d)	11.12%	29.44%	24.12%	2.41	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$10,319	$20,937	$3,025	$3,725
Ratio to average net assets of:
Expenses	0.35%	0.36%	0.35%	0.37	%(f)
Net investment income	2.30%	1.69%	1.94%	2.38	%(f)
Portfolio turnover rate(g)	4%	12%	2%	4%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the Exchange) to October 31, 2011 was 0.38%. The market price total return from Fund Inception to October 31, 2011 was 0.45%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares KBW Regional Banking Portfolio (KBWR)

	Year Ended October 31,		For the Period November 1, 2011(a) Through October 31, 2012
	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$36.92	$27.67	$23.85
Net investment income(b)	0.68	0.66	0.63
Net realized and unrealized gain on investments	2.28	9.12	3.94
Total from investment operations	2.96	9.78	4.57
Distributions to shareholders from:
Net investment income	(0.67)	(0.53)	(0.75)
Net asset value at end of period	$39.21	$36.92	$27.67
Market price at end of period(c)	$39.21	$36.96	$27.67
Net Asset Value Total Return(d)	8.03%	35.80%	19.20%
Market Price Total Return(d)	7.91%	35.94%	19.20%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$35,292	$33,225	$17,987
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.35%	0.11	%(e)
Expenses, prior to Waivers	0.35%	0.35%	0.35	%(e)
Net investment income, after Waivers	1.80%	2.05%	2.44	%(e)
Portfolio turnover rate(f)	13%	7%	3%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Financial Highlights (continued)

PowerShares NYSE Century Portfolio (NYCC)

	For the Period January 13, 2014(a) Through October 31, 2014
Per Share Operating Performance:
Net asset value at beginning of period	$24.70
Net investment income(b)	0.33
Net realized and unrealized gain on investments	1.53
Total from investment operations	1.86
Distributions to shareholders from:
Net investment income	(0.25)
Net asset value at end of period	$26.31
Market price at end of period(c)	$26.30
Net Asset Value Total Return(d)	7.56	%(e)
Market Price Total Return(d)	7.52	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,946
Ratio to average net assets of:
Expenses	0.50	%(f)
Net investment income	1.61	%(f)
Portfolio turnover rate(g)	2%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (January 15, 2014, the first day of trading on the Exchange) to October 31, 2014 was 6.06%. The market price total return from Fund Inception to October 31, 2014 was 6.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2014

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2014, the Trust offered fifty-eight portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares KBW Bank Portfolio (KBWB)	“KBW Bank Portfolio”
PowerShares KBW Capital Markets Portfolio (KBWC)	“KBW Capital Markets Portfolio”
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	“KBW High Dividend Yield Financial Portfolio”
PowerShares KBW Insurance Portfolio (KBWI)	“KBW Insurance Portfolio”
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	“KBW Premium Yield Equity REIT Portfolio”
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	“KBW Property & Casualty Insurance Portfolio”
PowerShares KBW Regional Banking Portfolio (KBWR)	“KBW Regional Banking Portfolio”
PowerShares NYSE Century Portfolio (NYCC)*	“NYSE Century Portfolio”

*	Commenced operations on January 13, 2014.

Each portfolio (each, a “Fund,” and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
KBW Bank Portfolio	KBW Bank Index
KBW Capital Markets Portfolio	KBW Capital Markets Index
KBW High Dividend Yield Financial Portfolio	KBW Financial Sector Dividend Yield Index
KBW Insurance Portfolio	KBW Insurance Index
KBW Premium Yield Equity REIT Portfolio	KBW Premium Yield Equity REIT Index
KBW Property & Casualty Insurance Portfolio	KBW Property & Casualty Index
KBW Regional Banking Portfolio	KBW Regional Banking Index
NYSE Century Portfolio	NYSE Century IndexSM

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an

44

exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per Share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to

45

specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund (except for KBW Premium Yield Equity REIT Portfolio and NYSE Century Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return (except for NYSE Century Portfolio) may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

High Dividend Paying Securities Risk. KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

REIT Risk. For KBW Premium Yield Equity REIT Portfolio and KBW High Dividend Yield Financial Portfolio, although the Funds will not invest in real estate directly, the REITs in which the Funds invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

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E. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund (except for KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly. KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio each declares and pays dividends from net investment income, if any, monthly. Each Fund records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

G. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

H. Securities Lending

During the fiscal year ended October 31, 2014, KBW Bank Portfolio and KBW Regional Banking Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans were secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans was invested in an affiliated money market fund. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any. These Funds no longer participate in securities lending.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund (except for NYSE Century Portfolio) has agreed to pay the Adviser an annual unitary management fee of 0.35% of the Fund’s average daily net assets, and NYSE Century Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.50% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed

47

to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

Further, through August 31, 2015, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2014, the Adviser waived fees for each Fund in the following amounts:

KBW Bank Portfolio	$75
KBW Capital Markets Portfolio	6
KBW High Dividend Yield Financial Portfolio	646
KBW Insurance Portfolio	4
KBW Premium Yield Equity REIT Portfolio	168
KBW Property & Casualty Insurance Portfolio	10
KBW Regional Banking Portfolio	25

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”).

Fund	Licensor
KBW Bank Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Capital Markets Portfolio	Keefe, Bruyette & Woods, Inc.
KBW High Dividend Yield Financial Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Insurance Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Premium Yield Equity REIT Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Property & Casualty Insurance Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Regional Banking Portfolio	Keefe, Bruyette & Woods, Inc.
NYSE Century Portfolio	NYSE Group, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Funds’ Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd., and therefore Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. The table below shows the following Funds’ transactions in, and earnings from, their investments in Invesco Mortgage Capital, Inc. REIT or Invesco Ltd., as applicable for the fiscal year ended October 31, 2014.

KBW Capital Markets Portfolio

	Value October 31, 2013	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2014	Dividend Income
Invesco Ltd.	$478,609	$102,029	$(410,911)	$14,715	$36,281	$220,723	$9,012

KBW High Dividend Yield Financial Portfolio

	Value October 31, 2013	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain/(Loss)	Value October 31, 2014	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$8,932,139	$7,379,585	$(4,264,434)	$1,485,376	$(1,252,262)	$12,280,404	$1,356,098

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Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2014, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014		2013
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
KBW Bank Portfolio	$2,878,223	$—	$2,132,411	$—
KBW Capital Markets Portfolio	116,518	—	88,138	—
KBW High Dividend Yield Financial Portfolio	19,988,348	—	17,279,903	—
KBW Insurance Portfolio	165,394	—	71,098	—
KBW Premium Yield Equity REIT Portfolio	3,898,608	—	3,087,120	72,320
KBW Property & Casualty Insurance Portfolio	388,389	26,197	270,734	—
KBW Regional Banking Portfolio	715,415	154	395,225	—
NYSE Century Portfolio	38,120	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
KBW Bank Portfolio	$653,298	$—	$7,611,837	$—	$281,270,442	$289,535,577
KBW Capital Markets Portfolio	50,408	3,707	573,140	—	4,664,792	5,292,047
KBW High Dividend Yield Financial Portfolio	—	—	(1,636,830)	(3,636,207)	277,530,292	272,257,255
KBW Insurance Portfolio	29,647	—	651,274	(7,570)	6,135,322	6,808,673
KBW Premium Yield Equity REIT Portfolio	—	—	2,891,531	(345,678)	95,556,959	98,102,812
KBW Property & Casualty Insurance Portfolio	49,574	8,776	1,475,040	—	8,785,262	10,318,652
KBW Regional Banking Portfolio	118,514	—	538,356	(92,600)	34,727,326	35,291,596
NYSE Century Portfolio	12,539	492	242,861	—	3,690,203	3,946,095

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been

49

utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following Funds have capital loss carryforwards as of October 31, 2014, which expire as follows:

	Post-effective no expiration
	Short-term	Long-term	Total*	Utilized
KBW Bank Portfolio	$—	$—	$—	$—
KBW Capital Markets Portfolio	—	—	—	1,468
KBW High Dividend Yield Financial Portfolio	1,100,049	2,536,158	3,636,207	—
KBW Insurance Portfolio	6,628	942	7,570	—
KBW Premium Yield Equity REIT Portfolio	345,678	—	345,678	—
KBW Property & Casualty Insurance Portfolio	—	—	—	—
KBW Regional Banking Portfolio	91,311	1,289	92,600	—
NYSE Century Portfolio	—	—	—	—

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2014, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
KBW Bank Portfolio	$9,521,943	$9,575,753
KBW Capital Markets Portfolio	1,360,455	1,547,913
KBW High Dividend Yield Financial Portfolio	73,705,552	73,496,317
KBW Insurance Portfolio	1,379,518	1,366,666
KBW Premium Yield Equity REIT Portfolio	22,339,503	21,923,229
KBW Property & Casualty Insurance Portfolio	569,667	673,743
KBW Regional Banking Portfolio	5,046,546	6,561,696
NYSE Century Portfolio	83,719	73,966

For the fiscal year ended October 31, 2014, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
KBW Bank Portfolio	$341,804,016	$226,567,111
KBW Capital Markets Portfolio	2,421,748	9,208,741
KBW High Dividend Yield Financial Portfolio	90,502,630	57,545,935
KBW Insurance Portfolio	3,228,271	6,530,381
KBW Premium Yield Equity REIT Portfolio	33,188,810	10,926,809
KBW Property & Casualty Insurance Portfolio	—	11,283,186
KBW Regional Banking Portfolio	32,994,529	30,993,738
NYSE Century Portfolio	3,689,614	—

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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At October 31, 2014, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
KBW Bank Portfolio	$281,878,514	$7,611,837	$8,808,608	$(1,196,771)
KBW Capital Markets Portfolio	4,716,921	573,140	611,429	(38,289)
KBW High Dividend Yield Financial Portfolio	273,930,735	(1,636,830)	14,563,957	(16,200,787)
KBW Insurance Portfolio	6,153,846	651,274	734,868	(83,594)
KBW Premium Yield Equity REIT Portfolio	95,213,783	2,891,531	5,071,367	(2,179,836)
KBW Property & Casualty Insurance Portfolio	8,846,538	1,475,040	1,493,118	(18,078)
KBW Regional Banking Portfolio	34,762,700	538,356	1,384,664	(846,308)
NYSE Century Portfolio	3,701,748	242,861	373,623	(130,762)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on October 31, 2014, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2014, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
KBW Bank Portfolio	$18,004	$(27,092,782)	$27,074,778
KBW Capital Markets Portfolio	4,711	(1,077,448)	1,072,737
KBW High Dividend Yield Financial Portfolio	281,123	(10,958,310)	10,677,187
KBW Insurance Portfolio	69	(1,573,015)	1,572,946
KBW Premium Yield Equity REIT Portfolio	1,228,890	(317,659)	(911,231)
KBW Property & Casualty Insurance Portfolio	28,513	(1,118,856)	1,090,343
KBW Regional Banking Portfolio	9,022	(3,607,498)	3,598,476
NYSE Century Portfolio	—	—	—

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and Officer of the Funds. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in

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part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio and PowerShares NYSE Century Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2014

53

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2014.

In addition to the fees and expenses which the PowerShares KBW High Dividend Yield Financial Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that you bear indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares KBW Bank Portfolio (KBWB)
Actual	$1,000.00	$1,061.00	0.35%	$1.82
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares KBW Capital Markets Portfolio (KBWC)
Actual	1,000.00	1,116.61	0.35	1.87
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)
Actual	1,000.00	1,066.80	0.35	1.82
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares KBW Insurance Portfolio (KBWI)
Actual	1,000.00	1,054.83	0.35	1.81
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

54

Fees and Expenses (continued)

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)
Actual	$1,000.00	$1,084.79	0.35%	$1.84
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)
Actual	1,000.00	1,084.45	0.35	1.84
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares KBW Regional Banking Portfolio (KBWR)
Actual	1,000.00	1,070.86	0.35	1.83
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares NYSE Century Portfolio (NYCC)
Actual	1,000.00	1,046.01	0.50	2.58
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expenses ratios based on annualized data in the Financial Highlights.

55

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
KBW Bank Portfolio	100%	100%
KBW Capital Markets Portfolio	93%	93%
KBW High Dividend Yield Financial Portfolio	81%	81%
KBW Insurance Portfolio	100%	100%
KBW Premium Yield Equity REIT Portfolio	1%	1%
KBW Property & Casualty Insurance Portfolio	100%	76%
KBW Regional Banking Portfolio	100%	100%
NYSE Century Portfolio	100%	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

KBW Property & Casualty Insurance Portfolio and KBW Regional Banking Portfolio designate $26,197 and $154, respectively as a long-term capital gain distribution for the year ended October 31, 2014.

56

Trustees and Officers

The Trustees and officers information is current as of October 31, 2014.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	116	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	116	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Retired. Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance and Chief Accounting Officer, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	116	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	116	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	116	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

57

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	116	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	116	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

58

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	116	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

59

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

60

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (since 2014); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Deputy Chief Compliance Officer of Invesco Advisers, Inc. (since 2014); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2012); U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

61

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net assets value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2014 Invesco PowerShares Capital Management LLC		P-KBW-AR-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

October 31, 2014

2014 Annual Report to Shareholders

BKLN	PowerShares Senior Loan Portfolio

2

The Market Environment

Fixed Income

The fiscal year began with uncertainty over future policies of the US Federal Reserve (the “Fed”), especially its quantitative easing program, which was the primary driver of bond market volatility that lasted through the fourth quarter of 2013. The yield of the benchmark 10-year Treasury note crossed the 3% threshold for the first time in more than two years by the end of December.

During the first half of 2014, bond market returns generally were positive, as they were strengthened by a general decline in yields due to renewed concerns over US economic growth following unexpectedly disruptive winter weather in the first quarter of 2014. Yields also were pushed lower due to demand driven by rising tensions in Eastern Europe and the Middle East, which prompted investors to seek safety. The yield on the 10-year Treasury note fell to 2.5% by the end of June. This happened despite the Fed’s tapering of its quantitative easing via bond purchases from $85 billion per month in January to $35 billion per month at the end of June.

Meanwhile, improved economic data, central bank stimulus and investors’ demand for yield drove rallies in credit-related markets, such as emerging market debt and high yield corporate bonds. The returns for these two market sectors provided nearly double the return of the global investment-grade market for the same period, as measured by their respective Barclays indexes. A favorable supply/demand dynamic and solid credit fundamentals supported the “risk-on” environment throughout most of the year, although these markets endured notable volatility near the end of the reporting period. As the period drew to a close, investors once again favored credit risk assets despite slower economic activity and escalating geopolitical concerns.

3

BKLN	Manager’s Analysis
PowerShares Senior Loan Portfolio (BKLN)

As an index fund, the PowerShares Senior Loan Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”). The Fund generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans that comprise the Index. The Fund’s adviser, Invesco PowerShares Capital Management LLC (the “Adviser”) and the Fund’s sub-adviser, Invesco Senior Secured Management, Inc., define senior loans to include leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries.

Standard & Poor’s Financial Services LLC, the Index provider, compiles, maintains and calculates the Index, which tracks the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Index may include, and the Fund may acquire and retain, loans of borrowers that have filed for bankruptcy protection. The Fund also may invest up to 20% of its assets in closed-end funds that invest all or a portion of their assets in senior loans and in other liquid instruments such as high yield securities (commonly known as “junk bonds”). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 2.21%. On a net asset value (“NAV”) basis, the Fund returned 2.66%. During the same time period, the Index returned 3.08%. The Fund’s performance differed from the return of the Index primarily due to fees and expenses the Fund incurred during the period.

During this same time period, the Barclays U.S. Aggregate Index (the “Benchmark Index”) returned 4.14%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 8,958 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark representative of the U.S investment-grade, fixed-rate bond market.

The performance of the Fund trailed that of the Benchmark Index in part because of semi-annual rebalancing costs, yield drag due to cash equivalents kept for liquidity purposes and fees and expenses incurred by the Fund.

For the fiscal year ended October 31, 2014, the electric utilities industry contributed most significantly to the Fund’s return, followed by the pharmaceuticals and health care providers industries, respectively. The diversified consumer services industry detracted most significantly from the Fund’s return, followed by the oil, gas & consumable fuels industry.

Positions that contributed most significantly to the Fund’s return included Texas Competitive Electric Holdings Co. LLC, Series Extended Term Loan, due 10/10/17 (portfolio average weight of 1.10%), and Texas Competitive Electric Holdings Co. LLC, 11.50% coupon, due 10/01/20 (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Weight Watchers International, Inc., Series Term Loan B2 (portfolio average weight of 0.90%), and Caesars Entertainment Resort Properties LLC, Series Term Loan B (portfolio average weight of 0.26%).

Credit Quality Rating Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Baa2	0.7
Baa3	4.2
Ba1	6.7
Ba2	15.3
Ba3	21.1
B1	20.3
B2	12.6
B3	2.0
Caa1	2.4
Caa2	1.9
Not Rated	4.0
Money Market Fund Plus Other Assets Less Liabilities	8.8

4

BKLN	Manager’s Analysis
PowerShares Senior Loan Portfolio (BKLN) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Avago Technologies Finance Pte Ltd., 3.750%, 05/06/21, Term Loan	1.9
H.J. Heinz Co., 3.500%, 06/05/20, Term Loan B2	1.8
Fortescue Metals Group Ltd., 3.750%, 06/30/19, Term Loan	1.8
Hilton Worldwide Finance LLC, 3.500%, 10/26/20, Term Loan	1.8
Alpha Topco Ltd., 4.750%, 07/30/21, Term Loan B3	1.7
Asurion LLC, 5.000%, 05/24/19, Term Loan B1	1.7
Chrysler Group LLC, 3.500%, 05/24/17, Term Loan	1.6
Tribune Company, 4.000%, 12/27/20, Term Loan	1.5
Texas Competitive Electric Holdings Co. LLC, 4.647%, 10/10/17, Extended Term Loan	1.5
Texas Competitive Electric Holdings Co. LLC, 4.647%, 10/10/14, Term Loan	1.4
Total	16.7

5

PowerShares Senior Loan Portfolio (BKLN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P/LSTA U.S. Leveraged Loan 100 Index	3.08%	5.59%	17.72%	4.22%	16.34%
Barclays U.S. Aggregate Index	4.14	2.73	8.42	4.15	16.06
Fund
NAV Return	2.66	5.19	16.38	3.90	15.03
Market Price Return	2.21	5.13	16.20	3.66	14.06

Fund Inception: March 3, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.65% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

6

Schedule of Investments

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans—83.1%(a)(b)
	Advertising—0.8%
$52,060,283	Getty Images, Inc., Term Loan	4.750%	10/18/19	$49,305,513

	Aerospace/Defense—1.5%
24,825,156	Accudyne Industries LLC, Term Loan (Luxembourg)	4.000	12/13/19	24,437,263
69,112,751	TransDigm, Inc., Term Loan C	3.750	02/28/20	68,130,314

				92,567,577

	Airlines—0.8%
51,439,128	American Airlines Inc., Term Loan B	3.750	06/27/19	50,860,438

	Auto Manufacturers—2.0%
	Chrysler Group LLC
98,194,326	Term Loan	3.500	05/24/17	97,836,408
26,748,543	Term Loan	3.250	12/31/18	26,534,554

				124,370,962

	Auto Parts & Equipment—1.3%
24,917,186	Allison Transmission, Inc., Term Loan B3	3.750	08/23/19	24,768,431
54,363,750	Federal-Mogul Corp., Term Loan C	4.750	04/15/21	54,218,055

				78,986,486

	Chemicals—2.8%
55,255,800	Axalta Coating Systems US Holdings, Inc., Term Loan B	3.750	02/01/20	54,484,706
46,113,424	Ineos US Finance LLC, Term Loan	3.750	05/04/18	45,587,500
73,892,040	Univar, Inc., Term Loan B	5.000	06/30/17	73,522,580

				173,594,786

	Coal—0.8%
54,362,874	Arch Coal, Inc., Term Loan	6.250	05/16/18	48,285,920

	Commercial Services—2.7%
32,823,253	Interactive Data Corp., Term Loan	4.750	05/02/21	32,880,694
43,693,180	Laureate Education, Inc., Extended Term Loan	5.000	06/15/18	42,300,459
9,975,000	Millennium Laboratories LLC, Term Loan B	5.250	04/16/21	9,996,845
41,879,142	Trans Union LLC, Term Loan	4.000	04/09/21	41,434,386
54,830,860	Weight Watchers International, Inc., Term Loan B2	4.000	04/02/20	42,158,900

				168,771,284

	Computers—1.3%
30,507,976	Kronos, Inc., Term Loan	4.500	10/30/19	30,431,706
52,334,473	SunGard Data Systems, Inc., Term Loan E	4.000	03/08/20	52,225,617

				82,657,323

	Electric—4.7%
73,000,000	Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250	06/19/16	72,972,625
46,757,486	NRG Energy, Inc., Term Loan	2.750	07/01/18	46,051,214
	Texas Competitive Electric Holdings Co. LLC(c)
124,821,460	Extended Term Loan	4.647	10/10/17	91,163,977
119,406,693	Term Loan	4.647	10/10/14	86,682,095

				296,869,911

	Entertainment—3.1%
110,345,004	Alpha Topco Ltd., Term Loan B3 (United Kingdom)	4.750	07/30/21	109,701,693
76,228,888	Scientific Games International, Inc., Term Loan	4.250	10/18/20	74,751,953
7,980,000	William Morris Endeavor Entertainment LLC, Term Loan	5.250	05/06/21	7,872,270

				192,325,916

	Environmental Control—0.7%
45,108,684	ADS Waste Holdings, Inc., Term Loan B2	3.750	10/09/19	44,262,896

	Food—5.6%
50,435,909	Albertson’s LLC, Term Loan B4	4.500	08/25/21	50,548,633
52,118,558	Big Heart Pet Brands, Term Loan	3.500	03/09/20	50,278,252

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans (continued)
	Food (continued)
	H.J. Heinz Co.
$76,244,583	Term Loan B1	3.250%	06/07/19	$75,630,433
116,454,475	Term Loan B2	3.500	06/05/20	115,957,797
59,936,135	US Foods, Inc., Term Loan	4.500	03/31/19	59,823,754

				352,238,869

	Food Service—0.9%
	ARAMARK Corp.
47,007	Extended LOC 3	3.657	07/26/16	46,714
58,263,441	Term Loan F	3.250	02/24/21	57,535,147

				57,581,861

	Healthcare-Products—2.7%
79,774,542	Biomet, Inc., Term Loan B2	3.652	07/25/17	79,661,262
39,247,468	CareStream Health, Inc., Term Loan	5.000	06/07/19	39,366,192
53,528,238	Kinetic Concepts, Inc., Term Loan E1	4.000	05/04/18	53,201,983

				172,229,437

	Healthcare-Services—3.4%
	CHS/Community Health Systems, Inc.
43,444,604	Term Loan D	4.250	01/27/21	43,539,531
5,873,419	Term Loan E	3.485	01/25/17	5,866,899
32,788,716	DaVita HealthCare Partners Inc., Term Loan B	3.500	06/24/21	32,577,885
	HCA, Inc.
51,751,000	Term Loan B4	2.983	05/01/18	51,593,936
24,439,783	Term Loan B5	2.904	03/31/17	24,393,959
55,621,078	MPH Acquisition Holdings LLC, Term Loan	4.000	03/31/21	54,886,045

				212,858,255

	Household Products/Wares—1.2%
77,107,746	Dell International LLC, Term Loan B	4.500	04/29/20	77,334,057

	Insurance—3.5%
	Asurion LLC
51,305,103	Term Loan	8.500	03/03/21	52,318,379
106,118,918	Term Loan B1	5.000	05/24/19	106,376,787
58,408,906	HUB International Ltd., Term Loan	4.250	10/02/20	57,737,204

				216,432,370

	Internet—0.7%
45,087,061	Zayo Group LLC, Term Loan	4.000	07/02/19	44,766,492

	Investment Companies—0.7%
43,899,328	RPI Finance Trust, Term Loan B2	3.250	05/09/18	43,789,580

	Leisure Time—0.8%
52,034,288	Sabre, Inc., Term Loan B	4.000	02/19/19	51,318,817

	Lodging & Casinos—7.3%
72,285,611	Caesars Entertainment Resort Properties LLC, Term Loan B	7.000	10/11/20	69,163,957
	Harrah’s Operating Co., Inc.
71,300,754	Term Loan B6	6.985	03/01/17	64,133,602
61,346,250	Term Loan B7	9.750	01/28/18	56,870,734
114,618,786	Hilton Worldwide Finance LLC, Term Loan	3.500	10/26/20	113,658,854
26,855,778	La Quinta Intermediate Holdings LLC, Term Loan	4.000	04/14/21	26,704,849
51,674,474	Las Vegas Sands LLC, Term Loan B	3.250	12/19/20	51,581,202
43,440,793	MGM Resorts International, Term Loan B	3.500	12/20/19	42,997,263
35,135,980	Station Casinos LLC, Term Loan B	4.250	03/01/20	34,828,540

				459,939,001

	Machinery-Diversified—1.6%
49,948,361	Gardner Denver, Inc., Term Loan	4.250	07/30/20	49,337,992
50,630,399	Rexnord LLC, Term Loan B	4.000	08/21/20	50,022,834

				99,360,826

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans (continued)
	Media—6.8%
$50,519,891	Cengage Learning Acquisitions, Inc., Term Loan	7.000%	03/31/20	$50,690,395
62,396,185	Cequel Communications LLC, Term Loan	3.500	02/14/19	61,877,672
21,505,063	Charter Communications Operating LLC, Term Loan G	4.250	09/12/21	21,685,168
26,277,917	CSC Holdings LLC, Term Loan B	2.654	04/17/20	25,745,790
24,633,947	Cumulus Media Holdings Inc., Term Loan	4.250	12/23/20	24,408,054
	iHeartCommunications, Inc.
32,679,197	Term Loan B	3.804	01/29/16	32,461,227
46,000,000	Term Loan D	6.904	01/30/19	43,516,920
94,676,755	Tribune Company, Term Loan	4.000	12/27/20	94,041,000
16,799,261	Univision Communications, Inc., Term Loan	4.000	03/01/20	16,657,559
49,625,000	Virgin Media Investment Holdings Ltd., Term Loan B (United Kingdom)	3.500	06/07/20	49,028,756
4,584,924	WideOpenWest Finance LLC, Term Loan B	4.750	04/01/19	4,587,079

				424,699,620

	Mining—2.7%
118,352,282	Fortescue Metals Group Ltd., Term Loan (Australia)	3.750	06/30/19	115,702,966
54,677,181	Novelis, Inc., Term Loan	3.750	03/10/17	54,215,979

				169,918,945

	Oil&Gas—3.0%
54,226,697	Drillships Financing Holding Inc., Term Loan B1 (Cyprus)	6.000	03/31/21	51,955,954
60,354,814	Fieldwood Energy LLC, Term Loan	8.375	09/30/20	58,318,141
82,131,077	Seadrill Operating LP, Term Loan (United Kingdom)	4.000	02/21/21	77,967,442

				188,241,537

	Pharmaceuticals—3.3%
85,198,434	Grifols Worldwide Operations USA, Inc., Term Loan B (Spain)	3.154	02/27/21	84,279,994
58,451,575	Quintiles Transnational Corp., Term Loan B3	3.750	06/08/18	58,061,996
65,102,188	Valeant Pharmaceuticals International, Inc., Series E-1 Term Loan B	3.500	08/05/20	64,718,085

				207,060,075

	Real Estate—0.9%
	Realogy Corp.
659,334	Extended Synthetic LOC	4.405	10/10/16	645,735
54,495,864	Term Loan B	3.750	03/05/20	54,143,820

				54,789,555

	REITS—1.1%
67,469,458	Crown Castle Operating Co., Term Loan B2	3.000	01/31/21	67,005,606

	Retail—3.2%
39,771,856	Hudson’s Bay Co., Term Loan (Canada)	4.750	11/04/20	39,883,814
62,442,280	J.C. Penney Corp., Inc., Term Loan	6.000	05/22/18	61,766,030
24,345,509	Michaels Stores, Inc., Term Loan B	3.750	01/28/20	23,961,337
78,241,606	Neiman Marcus Group, Inc., Term Loan	4.250	10/25/20	77,353,172

				202,964,353

	Semiconductors—3.0%
116,231,809	Avago Technologies Finance Pte Ltd., Term Loan (Singapore)	3.750	05/06/21	116,079,545
71,461,952	Freescale Semiconductor, Inc., Term Loan B4	4.250	02/28/20	70,594,404

				186,673,949

	Software—4.3%
52,690,340	Activision Blizzard Inc., Term Loan	3.250	10/12/20	52,756,202
72,646,840	BMC Software Finance, Inc., Term Loan	5.000	09/10/20	71,965,776
36,750,000	First Data Corp., Term Loan	3.653	03/23/18	36,466,658
45,833,519	IMS Health Incorporated, Term Loan B	3.500	03/17/21	45,358,913
64,846,174	Infor US, Inc., Term Loan B5	3.750	06/03/20	64,084,231

				270,631,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans (continued)
	Telecommunications—3.9%
$26,783,151	Avaya, Inc., Term Loan B3	4.652%	10/26/17	$26,035,365
84,874,110	Intelsat Jackson Holdings SA, Term Loan B2 (Luxembourg)	3.750	06/30/19	84,322,428
51,000,000	Level 3 Communications, Inc., Term Loan B	4.000	01/15/20	50,840,625
46,006,656	Telesat Canada, Term Loan B2 (Canada)	3.500	03/28/19	45,604,098
41,498,273	West Corp., Term Loan B10	3.250	06/30/18	40,970,830

				247,773,346

	Total Senior Floating Rate Loans (Cost $5,341,264,916)			5,210,467,343

	Corporate Bonds—8.1%
	Chemicals—0.3%
20,000,000	Ineos Finance PLC (United Kingdom)(d)	7.500	05/01/20	21,475,000

	Diversified Financial Services—0.7%
38,500,000	Denali Borrower LLC(d)	5.625	10/15/20	40,930,313

	Healthcare-Services—1.9%
74,151,000	CHS/Community Health Systems, Inc.	5.125	08/15/18	77,302,418
5,000,000	CHS/Community Health Systems, Inc.(d)	5.125	08/01/21	5,250,000
8,000,000	HCA, Inc.	3.750	03/15/19	8,040,000
1,111,000	HCA, Inc.	6.500	02/15/20	1,242,931
27,500,000	HCA, Inc.	4.750	05/01/23	28,015,625

				119,850,974

	Leisure Time—0.0%
2,410,000	Sabre, Inc.(d)	8.500	05/15/19	2,599,788

	Media—2.2%
70,174,000	iHeartCommunications, Inc.	9.000	12/15/19	71,182,751
43,777,000	Univision Communications, Inc.(d)	6.875	05/15/19	46,130,014
11,366,000	Univision Communications, Inc.(d)	6.750	09/15/22	12,673,090
10,000,000	Univision Communications, Inc.(d)	5.125	05/15/23	10,600,000

				140,585,855

	Packaging & Containers—1.0%
1,500,000	Reynolds Group Holdings, Inc.	7.125	04/15/19	1,561,875
3,000,000	Reynolds Group Holdings, Inc.	7.875	08/15/19	3,221,250
57,500,000	Reynolds Group Holdings, Inc.	5.750	10/15/20	60,087,500

				64,870,625

	Semiconductors—0.1%
5,000,000	Freescale Semiconductor, Inc.(d)	5.000	05/15/21	4,950,000

	Software—1.3%
11,940,000	First Data Corp.(d)	7.375	06/15/19	12,686,250
63,015,000	First Data Corp.(d)	6.750	11/01/20	67,583,587

				80,269,837

	Telecommunications—0.6%
34,600,000	Avaya, Inc.(d)	7.000	04/01/19	34,167,500

	Total Corporate Bonds (Cost $495,936,226)			509,699,892

	Total Investments (Cost $5,837,201,142)—91.2%			5,720,167,235
	Other assets less liabilities—8.8%			550,752,254

	Net Assets—100.0%			$6,270,919,489

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2014

Investment Abbreviations:

DIP—Debtor-in-Possession

LOC—Line of Credit

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate loans will have an expected average life of three to five years.
(b)	Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	The borrower has filed for protection in federal bankruptcy court.
(d)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $259,045,542, which represented 4.13% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Statement of Assets and Liabilities

October 31, 2014

PowerShares Senior Loan Portfolio (BKLN)
Assets:
Investments, at value	$5,720,167,235
Cash	381,348,669
Receivables:
Investments sold	201,575,604
Interest	28,892,139
Shares sold	22,192

Total Assets	6,332,005,839

Liabilities:
Payables:
Investments purchased	33,211,941
Shares repurchased	24,385,384
Accrued unitary management fees	3,489,025

Total Liabilities	61,086,350

Net Assets	$6,270,919,489

Net Assets Consist of:
Shares of beneficial interest	$6,415,892,010
Undistributed net realized gain (loss)	(27,938,614)
Net unrealized appreciation (depreciation)	(117,033,907)

Net Assets	$6,270,919,489

Shares outstanding (unlimited amount authorized, $0.01 par value)	256,700,000
Net asset value	$24.43

Market price	$24.37

Investments, at cost	$5,837,201,142

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Statement of Operations

For the year ended October 31, 2014

PowerShares Senior Loan Portfolio (BKLN)
Investment Income:
Interest income	$321,361,775
Affiliated dividend income	51,728
Unaffiliated dividend income	15,208

Total Income	321,428,711

Expenses:
Unitary management fees	44,660,010
Less: Waivers	(416,223)

Net Expenses	44,243,787

Net Investment Income	277,184,924

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from investment securities (includes net gains (losses) from securities sold to affiliates of ($132,148))	(21,948,898)
Net change in unrealized appreciation (depreciation) on investment securities	(85,364,461)

Net realized and unrealized gain (loss)	(107,313,359)

Net increase in net assets resulting from operations	$169,871,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	PowerShares Senior Loan Portfolio (BKLN)
	2014	2013
Operations:
Net investment income	$277,184,924	$153,101,512
Net realized gain (loss)	(21,948,898)	(2,958,788)
Net change in unrealized appreciation (depreciation)	(85,364,461)	(33,006,928)

Net increase in net assets resulting from operations	169,871,565	117,135,796

Distributions to Shareholders from:
Net investment income	(277,184,924)	(153,098,112)
Return of capital	(1,383,016)	(3,301,068)

Total distributions to shareholders	(278,567,940)	(156,399,180)

Shareholder Transactions:
Proceeds from shares sold	1,484,719,904	5,096,947,295
Value of shares repurchased	(1,173,461,191)	(194,926,250)
Transaction fees	3,646,259	6,141,810

Net increase in net assets resulting from shares transactions	314,904,972	4,908,162,855

Increase in Net Assets	206,208,597	4,868,899,471

Net Assets:
Beginning of year	6,064,710,892	1,195,811,421

End of year	$6,270,919,489	$6,064,710,892

Undistributed net investment income at end of year	$—	$—

Changes in Shares Outstanding:
Shares sold	59,800,000	204,300,000
Shares repurchased	(47,800,100)	(7,900,000)
Shares outstanding, beginning of year	244,700,100	48,300,100

Shares outstanding, end of year	256,700,000	244,700,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Statement of Cash Flows

For the year ended October 31, 2014

PowerShares Senior Loan Portfolio (BKLN)
Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$169,871,565

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided by (used In) Operating Activities:
Purchases of investments	(3,897,828,369)
Proceeds from disposition of investments sold	3,876,878,197
Amortization of premiums and accretion of discounts on investments	(28,590,441)
Increase in interest receivable	(2,285,768)
Increase in receivable for investments sold	(187,780,878)
Decrease in payable for investments purchased	(288,428,347)
Increase in payable for accrued expenses	271,623
Net realized gain (loss) on investments	21,948,898
Net change in unrealized appreciation (depreciation) on investments	85,364,461

Net cash provided by (used in) operating activities	(250,579,059)
Cash Provided by Financing Activities:
Distributions paid to shareholders	(278,567,940)
Proceeds from shares of beneficial interest sold	1,509,511,922
Disbursements for shares of beneficial interest repurchased	(1,149,075,807)
Net proceeds from transaction fees	3,646,259

Net cash provided by financing activities	85,514,434

Net decrease in cash and cash equivalents	(165,064,625)

Cash and cash equivalents at beginning of year	546,413,294

Cash and cash equivalents at end of year	$381,348,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Financial Highlights

PowerShares Senior Loan Portfolio (BKLN)

	Year Ended October 31,						For the Period March 1, 2011(a) Through October 31, 2011
	2014		2013		2012
Per Share Operating Performance:
Net asset value at beginning of period	$24.78		$24.76		$24.05		$25.00
Net investment income(b)	1.00		1.06		1.21		0.69
Net realized and unrealized gain (loss) on investments	(0.36)		0.04		0.58		(1.05)
Total from investment operations	0.64		1.10		1.79		(0.36)
Distributions to shareholders from:
Net investment income	(1.00)		(1.10)		(1.22)		(0.59)
Return of capital	(0.00	)(c)	(0.02)		(0.00	)(c)	—
Total distributions	(1.00)		(1.12)		(1.22)		(0.59)
Transaction fees(b)	0.01		0.04		0.14		—
Net asset value at end of period	$24.43		$24.78		$24.76		$24.05
Market price at end of period(d)	$24.37		$24.83		$24.83		$24.02
Net Asset Value Total Return(e)	2.66%		4.70%		8.26%		(1.44	)%(f)
Market Price Total Return(e)	2.21%		4.61%		8.67%		(1.57	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$6,270,919		$6,064,711		$1,195,811		$165,937
Ratio to average net assets of:
Expenses, after Waivers	0.64%		0.65	%(g)	0.65	%(g)	0.65	%(g)(h)
Expenses, prior to Waivers	0.65%		0.65	%(g)	0.67	%(g)	0.75	%(g)(h)
Net investment income, after Waivers and Interest Expenses	4.03%		4.30%		5.00%		4.30	%(h)
Portfolio turnover rate(i)	61%		47%		49%		49%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (March 3, 2011, the first day of trading on the Exchange) to October 31, 2011 was (1.16)%. The market price total return from Fund Inception to October 31, 2011 was (1.84)%.
(g)	In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effects of the investment companies’ expenses are included in the Fund’s total return.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2014

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2014, the Trust offered fifty-eight portfolios. This report includes the following portfolio:

Full Name	Short Name
PowerShares Senior Loan Portfolio (BKLN)	“Senior Loan Portfolio”

The portfolio (the “Fund”) represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market prices of the Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Underlying Index”).

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per Share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature

17

exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the potential “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions, which involve purchasing large quantities of securities issued or guaranteed by the government, its agencies or instrumentalities on the open market. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central

18

bank policies, the Fund may experience higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s returns.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development respecting to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently effects creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the Fund’s investments. As such, investments in the Fund’s Shares may be less tax efficient than investments in conventional ETFs.

High Yield Securities Risk. High yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the NAV of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.

C. Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

D. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such

19

interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.

E. Federal Income Taxes

The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for losses deferred due to wash sales and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

G. Expenses

The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the payments to Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), set-up fees and commitment fees associated with the line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

H. Dividends and Distributions to Shareholders

The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services, and oversight of the Sub-Adviser.

As compensation for its services, the Fund has agreed to pay the Adviser an annual unitary management fee of 0.65% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Fund, including payments to the Sub-Adviser, set-up fees and commitment fees associated with the Fund’s line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

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The Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.

Further, through August 31, 2015, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2014, the Adviser waived fees of $416,223.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for the Fund with Standard & Poor’s (the “Licensor”). The Underlying Index name trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use by the Fund. The Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Fund is not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in the Fund.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

Note 4. Security Transactions with Affiliated Entities

The Fund is permitted to purchase or sell securities from or to certain other affiliated entities under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the fiscal year ended October 31, 2014, the Fund engaged in securities sales of $28,787,982, which resulted in net realized gains (losses) of $(132,148).

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Senior Floating Rate Loans	$—	$5,210,467,343	$—	$5,210,467,343
Corporate Bonds	—	509,699,892	—	509,699,892

Total Investments	$—	$5,720,167,235	$—	$5,720,167,235

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Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary Income	277,184,924	153,098,112
Return of Capital	1,383,016	3,301,068

Tax Components of Net Assets at Fiscal Year-End:

Undistributed Ordinary Income	$—
Net Unrealized Appreciation (Depreciation) Investments	(117,033,907)
Capital Loss Carryforward	(27,938,614)
Shares of Beneficial Interest	6,415,892,010

Total Net Assets	$6,270,919,489

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has short-term and long-term capital loss carryforwards in the amount of $16,053,702 and $11,884,912, respectively, as of October 31, 2014, which are not subject to expiration. Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2014, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Treasury obligations and money market funds, was $3,897,828,369 and $3,876,878,197, respectively.

At October 31, 2014, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$18,054,134
Aggregate unrealized (depreciation) of investment securities	(135,088,041)

Net unrealized appreciation (depreciation) of investment securities	$(117,033,907)

Cost of investments for tax and financial reporting purposes is the same.

Note 8. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Fund to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and Officer of the Fund. The Adviser, as a result of the unitary management fee, pays for such compensation. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

Note 9. Senior Loan Participation Commitments

The Fund may invest in participations, assignments, or act as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

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During the fiscal year ended period October 31, 2014, there were no interests in Senior Loans purchased by the Fund on a participation basis.

Note 10. Borrowing

The Fund is a party to a committed line of credit facility with a syndicate administered by State Street Bank and Trust Company. The Fund may borrow up to the lesser of (1) $650,000,000, or (2) the limits set by its prospectus for borrowings. The Adviser, on behalf of the Fund, pays a commitment fee of 0.125% and an upfront fee of 0.05% on the committed amount. In case of borrowings from the line of credit, the Fund pays the associated interest expenses.

During the fiscal year ended October 31, 2014, there were no outstanding borrowings from the line of credit.

Note 11. Capital

Shares are created and redeemed by the Fund only in Creation Units of 100,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Unlike most ETFs, the Fund currently effects creations and redemptions principally in exchange for the deposit or delivery of cash, rather than principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”) because of the nature of the Fund’s investments.

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

The Fund charges certain transaction fees for creations and redemptions, which are treated as increases in capital, which are shown in the Statement of Changes in Net Assets as Transaction fees.

Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PowerShares Senior Loan Portfolio (a portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets and its cash flows and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2014

24

Fees and Expenses

As a shareholder of the PowerShares Senior Loan Portfolio (the “Fund”), a series of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2014.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Senior Loan Portfolio (BKLN)
Actual	$1,000.00	$1,006.61	0.65%	$3.29
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.65	3.31

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

25

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different the maximum amount allowable for the fiscal year ended October 31, 2014:

Federal Income Tax Information

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Qualified Interest Income*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26

Trustees and Officers

The Trustees and officers information is current as of October 31, 2014.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	116	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	116	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Retired. Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance and Chief Accounting Officer, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	116	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	116	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	116	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

27

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	116	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013–Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	116	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

28

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	116	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

29

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010–Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009–Present); Senior Vice President, Invesco Management Group, Inc. (2007–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002–Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

30

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (since 2014); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010–2013) and Lyxor Asset Management/Societe Generale (2007–2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Deputy Chief Compliance Officer of Invesco Advisers, Inc. (since 2014); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2012); U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

31

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2014 Invesco PowerShares Capital Management LLC		P-BKLN-AR-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

October 31, 2014

2014 Annual Report to Shareholders

SPHB	PowerShares S&P 500® High Beta Portfolio

SPHD	PowerShares S&P 500® High Dividend Portfolio

SPLV	PowerShares S&P 500® Low Volatility Portfolio

EEHB	PowerShares S&P Emerging Markets High Beta Portfolio

EELV	PowerShares S&P Emerging Markets Low Volatility Portfolio

IDHB	PowerShares S&P International Developed High Beta Portfolio

IDLV	PowerShares S&P International Developed Low Volatility Portfolio

XMLV	PowerShares S&P MidCap Low Volatility Portfolio

XSLV	PowerShares S&P SmallCap Low Volatility Portfolio

2

The Market Environment

Domestic Equity

The US economy remained “good but not great” during the fiscal year ended October 31, 2014. Slow but steady growth, helped by historically low interest rates, generally drove US equity markets higher during the reporting period. The fiscal year began with renewed optimism after it became apparent that a two-week federal government shutdown in 2013 had not derailed the economy. Evidence of economic improvement caused the US equity market to rally in late 2013, despite the announcement by the US Federal Reserve (the “Fed”) in December that it would begin reducing the scope of its asset purchase program in early 2014. The US stock market turned volatile in the first months of 2014, as investors began to worry that stocks may have risen too far, too fast. Unusually cold winter weather negatively affected consumers, and the US economy contracted in the first quarter before rebounding strongly in the second quarter. While corporate earnings generally were resilient throughout the fiscal year, driven by strong profitability across many sectors, investors worried about political developments in Ukraine and signs of economic sluggishness in China. Toward the end of the reporting period, a sharp drop in global oil prices, evidence of economic stagnation in Europe and concern about the first cases of Ebola in the US increased US equity market volatility.

International Equity

Global equity markets generally rose during the fiscal year ended October 31, 2014, on signs that economic growth was accelerating as a result of the loose monetary policies of many developed countries’ central banks. While 2014 began on an optimistic note, global equity markets pulled back at various points in reaction to economic and geopolitical concerns. These concerns included worries about potentially negative effects of the Fed reducing the scope of its asset purchase program beginning in early 2014, an Argentine sovereign bond default and eurozone banking concerns. Global equity markets also fell as geopolitical tensions in Ukraine and the Middle East weakened the outlook for global growth.

Advanced economies such as the UK and US saw a modest but stronger rebound than Europe, where a nascent recovery has stalled. A more supportive monetary policy in the eurozone may be positive for equity markets there, and we have seen evidence of earnings recovery coming through. Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus. Consumer spending in Japan has been weak for some time, and retail sales and household spending increased only gradually during the reporting period—although improved corporate earnings were an encouraging sign.

Equity market performance in emerging markets was mixed. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while many countries in Asia, including India, Indonesia and the Philippines, experienced strong positive gains.

3

SPHB	Manager’s Analysis
PowerShares S&P 500® High Beta Portfolio (SPHB)

As an index fund, the PowerShares S&P 500® High Beta Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® High Beta Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index (the “Benchmark Index”) for inclusion in the Index that have the highest sensitivity to market movements, or “beta,” over the past 12 months as determined by the Index Provider. Beta is a measure of relative risk and is the rate of change of a security’s price. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 20.47%. On a net asset value (“NAV”) basis, the Fund returned 20.55%. During the same time period, the Index returned 20.90%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 17.27%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 100 securities within the Benchmark Index that have the highest beta over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the consumer staples sector during the fiscal year ended October 31, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the information technology and health care sectors.

For the fiscal year ended October 31, 2014, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and health care sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Micron Technology, Inc., an information technology company (portfolio average weight of 1.17%), and Vertex Pharmaceuticals, Inc., a health care company (portfolio average weight of 1.18%). Positions that detracted most significantly from the Fund’s return included Cliffs Natural Resources, Inc., a materials company (no longer held at fiscal year-end), and Avon Products, Inc., a consumer staples company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Financials	26.3
Consumer Discretionary	19.8
Information Technology	19.5
Industrials	14.8
Health Care	11.8
Materials	3.5
Energy	2.9
Consumer Staples	1.4
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Alexion Pharmaceuticals, Inc.	1.6
Regeneron Pharmaceuticals, Inc.	1.5
Keurig Green Mountain, Inc.	1.4
Yahoo!, Inc.	1.3
E*TRADE Financial Corp.	1.3
Salesforce.com, Inc.	1.3
TripAdvisor, Inc.	1.3
Biogen Idec, Inc.	1.2
Facebook, Inc., Class A	1.2
Textron, Inc.	1.2
Total	13.3

4

PowerShares S&P 500® High Beta Portfolio (SPHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P 500® High Beta Index	20.90%	21.67%	80.12%	11.58%	46.52%
S&P 500® Index	17.27	19.77	71.82	15.04	62.97
Fund
NAV Return	20.55	21.33	78.61	11.25	45.07
Market Price Return	20.47	21.30	78.48	11.27	45.18

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

SPHD	Manager’s Analysis
PowerShares S&P 500® High Dividend Portfolio (SPHD)

As an index fund, the PowerShares S&P 500® High Dividend Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 50 securities in the S&P 500® Index (the “Benchmark Index”) that historically have provided high dividend yields with lower volatility. Strictly in accordance with its guidelines and mandated procedures, S&P DJI identifies from the Benchmark Index the 75 securities with the highest dividend yields over the past 12 months, with no one sector within the Benchmark Index allowed to contribute more than 10 securities. From those securities, S&P DJI selects for inclusion in the Index the 50 securities with the lowest volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider weights each of the constituent securities in the Index by its dividend yield, with the highest dividend yielding securities receiving the highest weights. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 17.50%. On a net asset value (“NAV”) basis, the Fund returned 17.59%. During the same time period, the Index returned 17.97%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 17.27%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 50 securities within the Benchmark Index that historically have provided high dividend yields with lower volatility.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal year ended October 31, 2014.

The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the utilities, consumer staples, and industrials sectors, as well as allocation to, and stock selection within, the consumer discretionary sector.

For the fiscal year ended October 31, 2014, the utilities sector contributed most significantly to the Fund’s return, followed by the consumer staples and financials sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Pepco Holdings, Inc., a utilities company (no longer held at fiscal year-end), and Lockheed Martin Corp., an industrials company (portfolio average weight of 1.90%). Positions that detracted most significantly from the Fund’s return included Ensco PLC, Class A, an energy company (portfolio average weight of 0.58%), and Diamond Offshore Drilling, Inc., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Utilities	19.2
Consumer Staples	18.3
Financials	16.7
Energy	8.8
Telecommunication Services	8.1
Industrials	7.0
Information Technology	6.7
Health Care	6.4
Consumer Discretionary	5.6
Materials	3.2
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
CenturyLink, Inc.	3.2
Health Care REIT, Inc. REIT	2.9
Altria Group, Inc.	2.8
TECO Energy, Inc.	2.7
AT&T, Inc.	2.7
Consolidated Edison, Inc.	2.5
Reynolds American, Inc.	2.5
Southern Co. (The)	2.5
Duke Energy Corp.	2.5
Philip Morris International, Inc.	2.4
Total	26.7

6

PowerShares S&P 500® High Dividend Portfolio (SPHD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
S&P 500® Low Volatility High Dividend Index	17.97%	16.45%	36.33%
S&P 500® Index	17.27	19.85	44.54
Fund
NAV Return	17.59	16.07	35.44
Market Price Return	17.50	16.07	35.43

Fund Inception: October 18, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

SPLV	Manager’s Analysis
PowerShares S&P 500® Low Volatility Portfolio (SPLV)

As an index fund, the PowerShares S&P 500® Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index (the “Benchmark Index”) for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 15.14%. On a net asset value (“NAV”) basis, the Fund returned 15.18%. During the same time period, the Index returned 15.49%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 17.27%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 100 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the information technology sector, allocation to and stock selection within the health care sector, and stock selection within the financials sector.

For the fiscal year ended October 31, 2014, the utilities sector contributed most significantly to the Fund’s return, followed by the financials and consumer staples sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Sigma-Aldrich Corp., a materials company (portfolio average weight of 1.22%), and Pepco Holdings, Inc., a utilities company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Quest Diagnostics, Inc., a health care company (no longer held at fiscal year-end), and J.M. Smucker Co. (The), a consumer staples company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Financials	23.7
Utilities	20.2
Consumer Staples	15.4
Industrials	13.0
Health Care	7.1
Materials	7.0
Information Technology	6.0
Energy	4.3
Consumer Discretionary	2.3
Telecommunication Services	0.9
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Sigma-Aldrich Corp.	1.4
McDonald’s Corp.	1.2
Chubb Corp. (The)	1.2
Wal-Mart Stores, Inc.	1.2
Duke Energy Corp.	1.2
United Parcel Service, Inc., Class B	1.2
Procter & Gamble Co. (The)	1.2
Travelers Cos., Inc. (The)	1.2
Clorox Co. (The)	1.2
Automatic Data Processing, Inc.	1.1
Total	12.1

8

PowerShares S&P 500® Low Volatility Portfolio (SPLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P 500® Low Volatility Index	15.49%	17.09%	60.54%	15.40%	64.79%
S&P 500® Index	17.27	19.77	71.82	15.04	62.97
Fund
NAV Return	15.18	16.78	59.27	15.08	63.28
Market Price Return	15.14	16.76	59.16	15.10	63.37

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

EEHB	Manager’s Analysis
PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)

As an index fund, the PowerShares S&P Emerging Markets High Beta Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets High Beta IndexTM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 stocks that are the most sensitive to market returns in the S&P Emerging BMI Plus LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which stocks are the most sensitive to changes in market returns over the past 12 months of companies in the S&P Emerging BMI Plus LargeMidCap Index for inclusion in the Index. Historically, the S&P Emerging BMI Plus LargeMidCap Index has included all publicly listed equity securities with float- adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Sensitivity is measured by the “beta” of the stock. Beta is a measure of relative risk and is the rate of change of a security’s price. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 0.52%. On a net asset value (“NAV”) basis, the Fund returned 0.22%. During the same time period, the Index returned 0.84%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs and slippage around rebalances during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 0.64%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 834 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the emerging market equities market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to a significant underweight position in the information technology sector compared to the Benchmark Index, combined with the performance of the stocks that the Fund held in the information technology sector.

For the fiscal year ended October 31, 2014, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the energy and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Axis Bank Ltd. GDR, a financials company (portfolio average weight of 0.73%), and Larsen & Toubro Ltd. GDR, an industrials company (portfolio average weight of 0.61%). Positions that detracted most significantly from the Fund’s return included Koza Altin Isletmeleri AS, a materials company (portfolio average weight of 0.57%), and Greentown China Holdings Ltd., a financials company (portfolio average weight of 0.56%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Financials	37.6
Materials	13.7
Industrials	12.6
Consumer Discretionary	9.7
Consumer Staples	8.3
Energy	5.5
Telecommunication Services	5.1
Information Technology	3.0
Utilities	2.4
Health Care	2.0
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Naspers Ltd., Class N	0.8
Turkiye Garanti Bankasi AS	0.8
Haci Omer Sabanci Holding AS	0.8
Tofas Turk Otomobil Fabrikasi AS	0.8
Severstal OAO GDR	0.8
Akbank TAS	0.8
Arcelik AS	0.7
Turkiye Vakiflar Bankasi TAO, Class D	0.7
Turkiye Halk Bankasi AS	0.7
Larsen & Toubro Ltd. GDR	0.7
Total	7.6

10

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
S&P BMI Emerging Markets High Beta IndexTM (Net)††	0.84%	(2.95)%	(7.71)%
MSCI Emerging Markets IndexSM (Net)††	0.64	0.84	2.26
Fund
NAV Return	0.22	(3.57)	(9.31)
Market Price Return	0.52	(4.11)	(10.65)

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% (0.29% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

11

EELV	Manager’s Analysis
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

As an index fund, the PowerShares S&P Emerging Markets Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets Low Volatility IndexTM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Emerging BMI Plus LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Emerging BMI Plus LargeMidCap Index for inclusion in the Index. Historically, the S&P Emerging BMI Plus LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned (2.11)%. On a net asset value (“NAV”) basis, the Fund returned (1.74)%. During the same time period, the Index returned (1.76)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as the result of fair value pricing of certain portfolio holdings.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 0.64%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 834 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad emerging markets equity benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the emerging equity market. The performance of the Fund trailed that of the Benchmark Index in part because the Fund follows an Index that employs a volatility-driven weighting and stock selection methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation in the information technology sector.

For the fiscal year ended October 31, 2014, the financials sector contributed most significantly to the Fund’s return, followed by the telecommunication services and information technology sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Amorepacific Corp., a consumer staples company (no longer held at fiscal year-end), and Telekom Malaysia Bhd, a telecommunication services company (portfolio average weight of 0.81%). Positions that detracted most significantly from the Fund’s return included S-Oil Corp., an energy company (portfolio average weight of 0.53%), and Samsung Techwin Co. Ltd., an industrials company (portfolio average weight of 0.48%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Financials	39.5
Telecommunication Services	8.9
Consumer Staples	8.7
Industrials	8.4
Energy	8.4
Consumer Discretionary	7.9
Materials	7.8
Information Technology	5.0
Utilities	3.5
Health Care	1.9
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Axiata Group Bhd	1.3
Sime Darby Bhd	1.2
Chunghwa Telecom Co. Ltd.	1.2
Taiwan Cooperative Financial Holding Co. Ltd.	1.0
Maxis Bhd	0.9
Malayan Banking Bhd	0.9
Hong Leong Bank Bhd	0.9
AMMB Holdings Bhd	0.9
First Financial Holding Co. Ltd.	0.8
Public Bank Bhd	0.8
Total	9.9

12

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
S&P BMI Emerging Markets Low Volatility IndexTM (Net)††	(1.76)%	6.72%	19.96%
MSCI Emerging Markets IndexSM (Net)††	0.64	5.03	14.72
Fund
NAV Return	(1.74)	5.82	17.17
Market Price Return	(2.11)	5.35	15.70

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% (0.29% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

13

IDHB	Manager’s Analysis
PowerShares S&P International Developed High Beta Portfolio (IDHB)

As an index fund, the PowerShares S&P International Developed High Beta Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed High Beta IndexTM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 stocks in the S&P Developed ex US and South Korea LargeMidCap Index that are the most sensitive to changes in market returns. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which stocks of companies from the S&P Developed ex US and South Korea LargeMidCap Index are the most sensitive to changes in market returns over the past 12 months for inclusion in the Index. Historically, the S&P Developed ex US and South Korea LargeMidCap Index has included all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. Sensitivity is measured by the “beta” of the stock. Beta is a measure of relative risk and is the rate of change of a security’s price. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned (1.15)%. On a net asset value (“NAV”) basis, the Fund returned (2.06)%. During the same time period, the Index returned (1.89)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (0.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 901 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity market.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the health care sector during the fiscal year ended October 31, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the health care sector.

For the fiscal year ended October 31, 2014, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Osisko Mining Corporation, a materials company (no longer held at fiscal year-end), and Banco Comercial Portugues SA, Class R, a financials company (portfolio average weight of 0.58%). Positions that detracted most significantly from the Fund’s return included Petroleum Geo-Services ASA, an energy company (portfolio average weight of 0.48%), and VIOHALCO S.A., a materials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Financials	33.4
Industrials	19.7
Materials	14.8
Consumer Discretionary	13.6
Information Technology	5.5
Energy	4.8
Health Care	2.5
Telecommunication Services	2.0
Consumer Staples	2.0
Utilities	1.6
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
UBI Banca-Unione di Banche Italiane ScpA	0.7
Renault SA	0.7
Erste Group Bank AG	0.7
Pandora A/S	0.7
UPM-Kymmene Oyj	0.7
ING Groep NV CVA	0.7
Stora Enso Oyj, Class R	0.7
International Consolidated Airlines Group SA	0.7
Sompo Japan Nipponkoa Holdings, Inc.	0.6
Mediobanca SpA	0.6
Total	6.8

14

PowerShares S&P International Developed High Beta Portfolio (IDHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
S&P BMI International Developed High Beta IndexTM (Net)††	(1.89)%	6.37%	18.02%
MSCI EAFE® Index (Net)††	(0.60)	8.79	25.34
Fund
NAV Return	(2.06)	5.90	16.63
Market Price Return	(1.15)	6.11	17.25

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% (0.25% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

15

IDLV	Manager’s Analysis
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

As an index fund, the PowerShares S&P International Developed Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed Low Volatility IndexTM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex US and South Korea LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Developed ex US and South Korea LargeMidCap Index for inclusion in the Index. Historically, the S&P Developed ex US and South Korea LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 4.29%. On a net asset value (“NAV”) basis, the Fund returned 3.89%. During the same time period, the Index returned 4.01%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (0.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 901 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad equity benchmark of developed countries.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international developed country equity markets. The performance of the Fund differed from the Benchmark Index in part because the Fund employs a volatility driven weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended October 31, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection within the financials sector.

For the fiscal year ended October 31, 2014, the financials sector contributed most significantly to the Fund’s return, followed by the utilities and consumer discretionary sectors, respectively. The information technology sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included AstraZeneca PLC, a health care company (no longer held at fiscal year-end), and Tim Hortons, Inc., a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Baytex Energy Corp., an energy company (portfolio average weight of 0.15%), and William Morrison Supermarkets PLC, a consumer staples company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Financials	37.4
Industrials	11.8
Consumer Staples	11.1
Utilities	10.3
Energy	8.3
Consumer Discretionary	7.7
Telecommunication Services	5.3
Health Care	3.4
Materials	3.1
Information Technology	1.4
Other Assets Less Liabilities	0.2

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
MAN SE	1.1
Fortis, Inc.	0.8
Toronto-Dominion Bank (The)	0.8
Emera, Inc.	0.8
Oversea-Chinese Banking Corp. Ltd.	0.7
Canadian Imperial Bank of Commerce	0.7
Royal Bank of Canada	0.7
National Bank of Canada	0.7
Bank of Montreal	0.7
DBS Group Holdings Ltd.	0.7
Total	7.7

16

PowerShares S&P International Developed Low Volatility Portfolio (IDLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
S&P BMI International Developed Low Volatility IndexTM (Net)††	4.01%	12.33%	38.47%
MSCI EAFE® Index (Net)††	(0.60)	12.69	39.70
Fund
NAV Return	3.89	12.16	37.88
Market Price Return	4.29	12.29	38.35

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% (0.25% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

17

XMLV	Manager’s Analysis
PowerShares S&P MidCap Low Volatility Portfolio (XMLV)

As an index fund, the PowerShares S&P MidCap Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P MidCap 400® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 80 securities from the S&P MidCap 400® Index (the “Benchmark Index”) for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI weights the 80 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 14.72%. On a net asset value (“NAV”) basis, the Fund returned 14.84%. During the same time period, the Index returned 15.15%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 11.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 mid cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based mid cap market benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. mid cap equity market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 80 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the consumer discretionary sector during the fiscal year ended October 31, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the

Fund’s allocation to the energy sector, as well as its stock selection within the information technology and industrials sectors.

For the fiscal year ended October 31, 2014, the financials sector contributed most significantly to the Fund’s return, followed by the utilities and information technology sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Hillshire Brands Company, a consumer staples company (no longer held at fiscal year-end), and UGI Corp., a utilities company (portfolio average weight of 1.32%). Positions that detracted most significantly from the Fund’s return included Covance Inc., a health care company (no longer held at fiscal year-end), and Cinemark Holdings, Inc., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Financials	40.4
Utilities	18.3
Industrials	14.2
Health Care	8.9
Materials	8.3
Information Technology	6.1
Consumer Discretionary	2.3
Consumer Staples	1.5
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
W.R. Berkley Corp.	1.8
HCC Insurance Holdings, Inc.	1.7
Alleghany Corp.	1.6
American Financial Group, Inc.	1.5
Church & Dwight Co., Inc.	1.5
Alliant Energy Corp.	1.5
UGI Corp.	1.5
Vectren Corp.	1.4
Teleflex, Inc.	1.4
IDACORP, Inc.	1.4
Total	15.3

18

PowerShares S&P MidCap Low Volatility Portfolio (XMLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
S&P MidCap 400® Low Volatility Index	15.15%	16.96%	30.63%
S&P MidCap 400® Index	11.66	16.81	30.34
Fund
NAV Return	14.84	16.62	30.01
Market Price Return	14.72	16.64	30.05

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

19

XSLV	Manager’s Analysis
PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

As an index fund, the PowerShares S&P SmallCap Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Low Volatility IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects for inclusion in the Index the 120 securities from the S&P SmallCap 600® Index (the “Benchmark Index”) that it has determined have the lowest realized volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI weights the 120 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 12.29%. On a net asset value (“NAV”) basis, the Fund returned 12.50%. During the same time period, the Index returned 12.90%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 9.29%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based small cap market benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap equity market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 120 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection within the financials sector, allocation to the energy sector, and allocation to, and stock selection, within the consumer discretionary sector.

For the fiscal year ended October 31, 2014, the financials sector contributed most significantly to the Fund’s return, followed by the utilities and industrials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return included Knight Transportation, Inc., an industrials company (portfolio average weight of 0.84%), and Ensign Group, Inc., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Stepan Co., a materials company (portfolio average weight of 0.83%), and Schweitzer-Mauduit International, Inc., a materials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Financials	52.6
Industrials	15.7
Utilities	11.7
Information Technology	5.4
Consumer Discretionary	4.7
Health Care	3.7
Consumer Staples	3.1
Materials	2.2
Energy	0.8
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
CACI International, Inc., Class A	1.2
Northwest Natural Gas Co.	1.2
Southwest Gas Corp.	1.2
Laclede Group, Inc. (The)	1.2
Piedmont Natural Gas Co., Inc.	1.2
ALLETE, Inc.	1.1
NorthWestern Corp.	1.1
Acadia Realty Trust REIT	1.1
Avista Corp.	1.1
PS Business Parks, Inc. REIT	1.1
Total	11.5

20

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility Index	12.90%	19.42%	35.34%
S&P SmallCap 600® Index	9.29	18.88	34.31
Fund
NAV Return	12.50	19.00	34.57
Market Price Return	12.29	18.88	34.33

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.34% includes the unitary management fee of 0.25% and acquired fund fees and expenses of 0.09%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

21

Schedule of Investments(a)

PowerShares S&P 500® High Beta Portfolio (SPHB)

October 31, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—19.8%
8,554	Amazon.com, Inc.(b)	$2,612,905
73,495	Best Buy Co., Inc.	2,509,119
37,035	BorgWarner, Inc.	2,111,736
37,020	CBS Corp., Class B	2,007,224
99,279	D.R. Horton, Inc.	2,262,568
29,728	Delphi Automotive PLC (United Kingdom)	2,050,637
27,237	Expedia, Inc.	2,314,328
61,453	Gannett Co., Inc.	1,935,770
77,646	Goodyear Tire & Rubber Co. (The)	1,881,363
23,774	Harman International Industries, Inc.	2,551,901
45,581	Johnson Controls, Inc.	2,153,702
14,977	Mohawk Industries, Inc.(b)	2,127,333
4,548	Netflix, Inc.(b)	1,786,318
1,779	Priceline Group, Inc. (The)(b)	2,145,848
106,361	PulteGroup, Inc.	2,041,068
25,130	Starwood Hotels & Resorts Worldwide, Inc.	1,926,466
33,092	TripAdvisor, Inc.(b)	2,933,937
36,019	Under Armour, Inc., Class A(b)	2,362,126
13,701	Whirlpool Corp.	2,357,257
25,426	Wyndham Worldwide Corp.	1,974,837
10,807	Wynn Resorts Ltd.	2,053,438

		46,099,881

	Consumer Staples—1.4%
20,762	Keurig Green Mountain, Inc.	3,150,633

	Energy—2.9%
15,935	Cimarex Energy Co.	1,811,331
28,226	Halliburton Co.	1,556,382
73,763	Nabors Industries Ltd.	1,316,670
11,522	Pioneer Natural Resources Co.	2,178,349

		6,862,732

	Financials—26.3%
13,080	Affiliated Managers Group, Inc.(b)	2,613,253
22,411	American Express Co.	2,015,870
37,934	American International Group, Inc.	2,032,124
20,273	Ameriprise Financial, Inc.	2,557,844
7,836	BlackRock, Inc., Class A	2,672,938
91,407	Charles Schwab Corp. (The)	2,620,639
40,790	Citigroup, Inc.	2,183,489
32,366	Discover Financial Services	2,064,304
135,304	E*TRADE Financial Corp.(b)	3,017,279
41,851	Franklin Resources, Inc.	2,327,334
190,456	Genworth Financial, Inc., Class A(b)	2,664,479
58,911	Hartford Financial Services Group, Inc. (The)	2,331,697
210,225	Huntington Bancshares, Inc.	2,083,330
63,924	Invesco Ltd.(c)	2,587,004
154,523	KeyCorp	2,039,704
52,520	Legg Mason, Inc.	2,731,040
49,731	Lincoln National Corp.	2,723,270
44,899	MetLife, Inc.	2,435,322
24,244	Moody’s Corp.	2,405,732
66,968	Morgan Stanley	2,340,532
44,713	Principal Financial Group, Inc.	2,341,620
26,815	Prudential Financial, Inc.	2,374,200
197,300	Regions Financial Corp.	1,959,189
29,105	State Street Corp.	2,196,263

Number of Shares		Value
	Common Stocks (continued)
	Financials (continued)
25,837	T. Rowe Price Group, Inc.	$2,120,959
59,557	Unum Group	1,992,777

		61,432,192

	Health Care—11.8%
37,477	AbbVie, Inc.	2,378,290
9,810	Actavis PLC(b)	2,381,279
19,959	Alexion Pharmaceuticals, Inc.(b)	3,819,354
9,026	Biogen Idec, Inc.(b)	2,898,068
154,733	Boston Scientific Corp.(b)	2,054,854
24,633	Celgene Corp.(b)	2,637,948
36,064	Cerner Corp.(b)	2,284,294
24,667	Gilead Sciences, Inc.(b)	2,762,704
8,802	Regeneron Pharmaceuticals, Inc.(b)	3,465,524
24,331	Vertex Pharmaceuticals, Inc.(b)	2,740,644

		27,422,959

	Industrials—14.8%
13,982	Cummins, Inc.	2,043,889
67,011	Delta Air Lines, Inc.	2,695,853
31,269	Eaton Corp. PLC	2,138,487
27,941	Flowserve Corp.	1,899,709
29,560	Fluor Corp.	1,961,010
35,739	Ingersoll-Rand PLC	2,237,976
22,615	Kansas City Southern	2,776,896
98,547	Masco Corp.	2,174,932
19,255	Parker Hannifin Corp.	2,445,963
33,571	Pentair PLC (United Kingdom)	2,250,936
89,012	Pitney Bowes, Inc.	2,202,157
43,208	Robert Half International, Inc.	2,366,934
24,567	Ryder System, Inc.	2,173,442
70,832	Southwest Airlines Co.	2,442,287
67,423	Textron, Inc.	2,800,077

		34,610,548

	Information Technology—19.5%
34,044	Adobe Systems, Inc.(b)	2,387,165
40,962	Akamai Technologies, Inc.(b)	2,470,009
8,595	Alliance Data Systems Corp.(b)	2,435,393
42,182	Autodesk, Inc.(b)	2,427,152
28,075	Avago Technologies Ltd., Class A (Singapore)	2,421,469
43,891	Cognizant Technology Solutions Corp., Class A(b)	2,144,075
17,285	F5 Networks, Inc.(b)	2,125,709
37,529	Facebook, Inc., Class A(b)	2,814,300
38,774	First Solar, Inc.(b)	2,283,789
3,488	Google, Inc., Class A(b)	1,980,730
28,846	Lam Research Corp.	2,245,950
28,321	MasterCard, Inc., Class A	2,371,884
81,015	Micron Technology, Inc.(b)	2,680,786
34,754	Red Hat, Inc.(b)	2,047,706
46,108	Salesforce.com, Inc.(b)	2,950,451
25,682	SanDisk Corp.	2,417,703
50,285	Teradata Corp.(b)	2,128,061
149,092	Xerox Corp.	1,979,942
67,562	Yahoo!, Inc.(b)	3,111,230

		45,423,504

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

PowerShares S&P 500® High Beta Portfolio (SPHB) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks (continued)
	Materials—3.5%
126,783	Alcoa, Inc.	$2,124,883
63,989	Owens-Illinois, Inc.(b)	1,648,997
66,105	Sealed Air Corp.	2,396,306
33,256	Vulcan Materials Co.	2,052,228

		8,222,414

	Total Investments (Cost $223,074,993)—100.0%	233,224,863
	Other assets less liabilities—0.0%	(58,200)

	Net Assets—100.0%	$233,166,663

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Schedule of Investments(a)

PowerShares S&P 500® High Dividend Portfolio (SPHD)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—5.6%
65,820	Hasbro, Inc.	$3,786,625
118,175	Leggett & Platt, Inc.	4,653,731
36,968	McDonald’s Corp.	3,465,011

		11,905,367

	Consumer Staples—18.3%
120,837	Altria Group, Inc.	5,841,260
38,082	Clorox Co. (The)	3,789,159
120,525	ConAgra Foods, Inc.	4,140,034
31,354	Kimberly-Clark Corp. when-issued	3,447,117
65,844	Kraft Foods Group, Inc.	3,710,309
57,852	Philip Morris International, Inc.	5,149,406
43,067	Procter & Gamble Co. (The)	3,758,457
83,446	Reynolds American, Inc.	5,249,588
91,516	Sysco Corp.	3,527,027

		38,612,357

	Energy—8.8%
25,654	Chevron Corp.	3,077,198
41,420	ConocoPhillips	2,988,453
103,280	Ensco PLC, Class A	4,192,135
132,493	Kinder Morgan, Inc.	5,127,479
78,031	Spectra Energy Corp.	3,053,353

		18,438,618

	Financials—16.7%
82,717	Cincinnati Financial Corp.	4,174,727
54,841	Equity Residential REIT	3,814,740
85,385	Health Care REIT, Inc. REIT	6,071,727
178,691	Kimco Realty Corp. REIT	4,458,340
60,289	Macerich Co. (The) REIT	4,250,375
318,461	People’s United Financial, Inc.	4,655,900
98,350	Plum Creek Timber Co., Inc. REIT	4,033,334
20,151	Public Storage REIT	3,714,635

		35,173,778

	Health Care—6.4%
39,665	Baxter International, Inc.	2,782,103
54,346	Eli Lilly & Co.	3,604,770
57,667	Merck & Co., Inc.	3,341,226
123,227	Pfizer, Inc.	3,690,649

		13,418,748

	Industrials—7.0%
138,360	General Electric Co.	3,571,072
20,878	Lockheed Martin Corp.	3,978,721
82,033	Republic Services, Inc.	3,150,067
82,860	Waste Management, Inc.	4,051,025

		14,750,885

	Information Technology—6.7%
130,263	CA, Inc.	3,785,443
94,364	Intel Corp.	3,209,319
68,362	Microchip Technology, Inc.	2,947,086
87,828	Paychex, Inc.	4,122,646

		14,064,494

	Materials—3.2%
46,813	E.I. du Pont de Nemours & Co.	3,237,119

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
65,133	Nucor Corp.	$3,521,090

		6,758,209

	Telecommunication Services—8.1%
160,886	AT&T, Inc.	5,605,268
162,170	CenturyLink, Inc.	6,726,812
93,512	Verizon Communications, Inc.	4,698,978

		17,031,058

	Utilities—19.2%
108,253	Ameren Corp.	4,583,432
83,498	Consolidated Edison, Inc.	5,290,433
63,036	Duke Energy Corp.	5,178,407
58,779	Entergy Corp.	4,938,612
75,885	Pinnacle West Capital Corp.	4,664,651
136,834	PPL Corp.	4,787,822
111,806	Southern Co. (The)	5,183,326
293,558	TECO Energy, Inc.	5,756,672

		40,383,355

	Total Investments (Cost $193,423,813)—100.0%	210,536,869
	Other assets less liabilities—(0.0%)	(14,252)

	Net Assets—100.0%	$210,522,617

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Schedule of Investments(a)

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—2.3%
483,606	Home Depot, Inc. (The)	$47,161,257
584,759	McDonald’s Corp.	54,809,461

		101,970,718

	Consumer Staples—15.4%
999,992	Altria Group, Inc.	48,339,613
525,647	Clorox Co. (The)	52,301,877
1,155,133	Coca-Cola Co. (The)	48,376,970
669,145	Colgate-Palmolive Co.	44,752,418
353,627	Costco Wholesale Corp.	47,163,233
513,709	CVS Health Corp.	44,081,369
823,872	General Mills, Inc.	42,808,389
444,711	Hershey Co. (The)	42,652,232
599,754	Kellogg Co.	38,360,266
414,020	Kimberly-Clark Corp. when-issued	45,376,557
576,629	McCormick & Co., Inc.	40,779,203
515,716	PepsiCo, Inc.	49,596,408
480,210	Philip Morris International, Inc.	42,743,492
605,883	Procter & Gamble Co. (The)	52,875,409
708,173	Wal-Mart Stores, Inc.	54,012,355

		694,219,791

	Energy—4.3%
346,471	Chevron Corp.	41,559,197
520,926	ConocoPhillips	37,584,811
421,375	Exxon Mobil Corp.	40,751,176
380,227	Occidental Petroleum Corp.	33,813,587
1,050,672	Spectra Energy Corp.	41,112,795

		194,821,566

	Financials—23.7%
456,357	ACE Ltd.	49,879,820
659,646	Aflac, Inc.	39,400,656
667,556	Allstate Corp. (The)	43,291,007
255,209	AvalonBay Communities, Inc. REIT	39,771,771
356,894	Berkshire Hathaway, Inc., Class B(b)	50,022,263
546,206	Chubb Corp. (The)	54,271,028
950,219	Cincinnati Financial Corp.	47,957,553
601,072	Equity Residential REIT	41,810,568
1,626,104	General Growth Properties, Inc. REIT	42,132,355
1,719,874	Kimco Realty Corp. REIT	42,910,856
983,782	Loews Corp.	42,892,895
357,593	M&T Bank Corp.	43,690,713
820,731	Marsh & McLennan Cos., Inc.	44,623,144
2,725,790	People’s United Financial, Inc.	39,851,050
460,976	PNC Financial Services Group, Inc. (The)	39,823,717
1,604,342	Progressive Corp. (The)	42,370,672
235,155	Public Storage REIT	43,348,473
250,858	Simon Property Group, Inc. REIT	44,956,262
830,597	Torchmark Corp.	43,988,417
524,434	Travelers Cos., Inc. (The)	52,862,947
1,076,507	U.S. Bancorp	45,859,198
380,459	Vornado Realty Trust REIT	41,652,651
860,953	Wells Fargo & Co.	45,707,995
1,211,593	XL Group PLC	41,048,771

		1,064,124,782

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care—7.1%
556,710	AmerisourceBergen Corp.	$47,548,601
526,320	Baxter International, Inc.	36,916,085
394,763	Becton, Dickinson and Co.	50,805,998
941,146	DENTSPLY International, Inc.	47,781,983
448,533	Johnson & Johnson	48,342,887
1,026,276	Patterson Cos., Inc.	44,242,758
518,389	Stryker Corp.	45,374,589

		321,012,901

	Industrials—13.0%
301,790	3M Co.	46,406,248
631,161	Cintas Corp.	46,226,232
493,410	Deere & Co.	42,206,291
640,544	Emerson Electric Co.	41,033,249
1,547,782	General Electric Co.	39,948,253
429,023	Honeywell International, Inc.	41,237,691
524,879	Illinois Tool Works, Inc.	47,790,233
1,207,627	Republic Services, Inc.	46,372,877
381,482	Stericycle, Inc.(b)	48,066,732
414,697	Union Pacific Corp.	48,291,466
505,472	United Parcel Service, Inc., Class B	53,029,067
373,127	United Technologies Corp.	39,924,589
931,218	Waste Management, Inc.	45,527,248

		586,060,176

	Information Technology—6.0%
808,254	Amphenol Corp., Class A	40,881,487
622,545	Automatic Data Processing, Inc.	50,911,730
622,263	Fiserv, Inc.(b)	43,234,833
480,755	Intuit, Inc.	42,311,248
672,215	Motorola Solutions, Inc.	43,357,867
1,019,955	Paychex, Inc.	47,876,688

		268,573,853

	Materials—7.0%
623,558	Ball Corp.	40,175,842
1,135,703	Bemis Co., Inc.	43,690,494
608,290	E.I. du Pont de Nemours & Co.	42,063,254
362,366	Ecolab, Inc.	40,305,970
409,339	International Flavors & Fragrances, Inc.	40,585,962
359,285	Praxair, Inc.	45,266,317
472,697	Sigma-Aldrich Corp.	64,244,249

		316,332,088

	Telecommunication Services—0.9%
1,175,690	AT&T, Inc.	40,961,040

	Utilities—20.2%
820,469	AGL Resources, Inc.	44,231,484
762,429	American Electric Power Co., Inc.	44,480,108
1,549,880	CenterPoint Energy, Inc.	38,049,554
1,431,887	CMS Energy Corp.	46,779,748
758,223	Consolidated Edison, Inc.	48,041,009
583,876	Dominion Resources, Inc.	41,630,359
561,831	DTE Energy Co.	46,160,035
647,559	Duke Energy Corp.	53,196,972
673,959	Edison International	42,176,354
399,540	NextEra Energy, Inc.	40,041,899
1,092,411	NiSource, Inc.	45,946,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

PowerShares S&P 500® Low Volatility Portfolio (SPLV) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
1,002,855	Northeast Utilities	$49,490,894
718,562	Pinnacle West Capital Corp.	44,170,006
1,234,506	PPL Corp.	43,195,365
836,037	SCANA Corp.	45,890,071
438,197	Sempra Energy	48,201,670
1,035,655	Southern Co. (The)	48,012,966
2,275,367	TECO Energy, Inc.	44,619,947
901,313	Wisconsin Energy Corp.	44,759,203
1,460,907	Xcel Energy, Inc.	48,896,557

		907,971,008

	Total Investments (Cost $4,028,376,827)—99.9%	4,496,047,923
	Other assets less liabilities—0.1%	2,468,535

	Net Assets—100.0%	$4,498,516,458

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Brazil—14.9%
4,700	Ambev SA	$31,417
2,360	Banco Bradesco SA (Preference Shares)	35,899
2,600	Banco do Brasil SA	29,386
4,700	Banco Santander Brasil SA	25,574
2,300	BB Seguridade Participacoes SA	30,992
6,700	BM&FBOVESPA SA	29,766
3,900	BR Malls Participacoes SA	31,633
1,200	BRF SA	31,543
4,000	CCR SA	30,080
12,600	Centrais Eletricas Brasileiras SA	31,944
600	Cia Brasileira de Distribuicao (Preference Shares)	25,409
4,900	Cia de Saneamento Basico do Estado de Sao Paulo	38,726
4,600	Cia Energetica de Minas Gerais (Preference Shares)	26,680
2,300	Cia Paranaense de Energia (Preference Shares), Class B	32,445
8,300	Cia Siderurgica Nacional SA	27,910
2,400	Cosan Ltd.	25,923
6,400	EcoRodovias Infraestrutura e Logistica SA	28,903
3,800	Hypermarcas SA(a)	26,810
1,996	Itau Unibanco Holding SA (Preference Shares)	29,898
7,250	Itausa—Investimentos Itau SA (Preference Shares)	29,225
7,600	JBS SA	34,229
5,200	Lojas Americanas SA (Preference Shares)	30,987
1,400	Multiplan Empreendimentos Imobiliarios SA	29,245
1,800	Natura Cosmeticos SA	26,412
49,500	Oi SA (Preference Shares)(a)	26,228
5,000	Petroleo Brasileiro SA (Preference Shares)	31,140
3,600	Souza Cruz SA	29,376
1,400	Telefonica Brasil SA (Preference Shares)	28,879
5,000	Tim Participacoes SA	27,451
2,000	Tractebel Energia SA	27,512
1,400	Ultrapar Participacoes SA	30,842
8,900	Usinas Siderurgicas de Minas Gerais SA (Preference Shares), Class A(a)	20,677
3,400	Vale SA (Preference Shares)	29,864

		973,005

	Chile—1.4%
10,498	Cencosud SA	29,709
11,952	Empresas CMPC SA	29,294
2,401	LATAM Airlines Group SA(a)	28,730

		87,733

	China—18.3%
62,797	Agricultural Bank of China Ltd., H-Shares	29,151
9,271	Anhui Conch Cement Co. Ltd., H-Shares	30,365
41,000	Bank of Communications Co. Ltd., H-Shares	30,716
50,878	BBMG Corp. H-Shares	35,952
25,068	Belle International Holdings Ltd.	31,904
54,201	China CITIC Bank Corp. Ltd., H-Shares	35,294
18,077	China Everbright Ltd.	35,151
11,033	China Life Insurance Co. Ltd., H-Shares	33,006
18,072	China Merchants Bank Co. Ltd., H-Shares	33,463
10,021	China Merchants Holdings International Co. Ltd.	31,658
33,368	China Minsheng Banking Corp. Ltd., H-Shares	33,432
11,030	China Overseas Land & Investment Ltd.	32,001

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
10,234	China Pacific Insurance (Group) Co. Ltd., H-Shares	$38,269
31,891	China Railway Construction Corp. Ltd., H-Shares	33,473
53,259	China Railway Group Ltd., H-Shares	32,827
14,032	China Resources Land Ltd.	33,365
11,000	China Shenhua Energy Co. Ltd., H-Shares	30,992
13,055	China Taiping Insurance Holdings Co. Ltd.(a)	28,011
46,000	China Telecom Corp. Ltd., H-Shares	29,302
60,764	Chongqing Rural Commercial Bank Co. Ltd. H-Shares	29,225
17,072	CITIC Securities Co. Ltd., H-Shares	42,574
72,341	Country Garden Holdings Co. Ltd.	28,451
97,000	GCL-Poly Energy Holdings Ltd.(a)	32,770
8,267	Great Wall Motor Co. Ltd., H-Shares	36,244
32,317	Greentown China Holdings Ltd.	33,629
34,000	Guangzhou Automobile Group Co. Ltd., H-Shares	30,251
25,278	Guangzhou R&F Properties Co. Ltd., H-Shares	27,543
22,297	Haitong Securities Co. Ltd., H-Shares	38,239
8,300	New China Life Insurance Co. Ltd., Class H	31,037
18,000	PICC Property & Casualty Co. Ltd., H-Shares	33,005
3,500	Ping An Insurance (Group) Co. of China Ltd., H-Shares	28,590
36,000	Shandong Weigao Group Medical Polymer Co. Ltd., Class H	36,301
17,541	Shimao Property Holdings Ltd.	37,727
2,290	Tencent Holdings Ltd.	36,497
36,169	Yanzhou Coal Mining Co. Ltd., H-Shares	30,408
9,538	Zhuzhou CSR Times Electric Co. Ltd., H-Shares	41,017

		1,191,840

	Greece—0.9%
9,265	DryShips, Inc.(a)	13,712
8,852	National Bank of Greece SA(a)	21,294
18,183	Piraeus Bank SA(a)	26,427

		61,433

	Hong Kong—0.4%
36,111	Nine Dragons Paper Holdings Ltd.	27,985

	Hungary—0.4%
1,689	OTP Bank PLC	27,899

	India—4.7%
1,277	Axis Bank Ltd. GDR(b)	44,963
581	HDFC Bank Ltd. ADR	30,462
638	ICICI Bank Ltd. ADR	35,958
1,713	Larsen & Toubro Ltd. GDR(b)	46,765
1,107	Reliance Industries Ltd. GDR(b)	35,867
2,006	Sesa Sterlite Ltd. ADR	33,781
461	State Bank of India GDR(b)	40,476
804	Tata Motors Ltd. ADR	37,868

		306,140

	Indonesia—5.8%
52,747	PT Astra International Tbk	29,571
29,143	PT Bank Central Asia Tbk	31,470
37,927	PT Bank Mandiri Persero Tbk	32,482
77,471	PT Bank Negara Indonesia (Persero) Tbk	38,143
35,497	PT Bank Rakyat Indonesia (Persero) Tbk	32,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Indonesia (continued)
204,793	PT Global Mediacom Tbk	$33,214
14,351	PT Indocement Tunggal Prakarsa Tbk	28,500
387,140	PT Lippo Karawaci Tbk	34,277
26,216	PT Semen Indonesia (Persero) Tbk	34,438
17,201	PT United Tractors Tbk	26,154
81,450	PT Vale Indonesia Tbk	25,544
60,800	PT XL Axiata Tbk	27,796

		374,119

	Mexico—3.6%
2,800	Coca-Cola Femsa SAB de CV, Series L	29,504
9,940	Grupo Bimbo SAB de CV, Series A	29,039
5,000	Grupo Carso SAB de CV, Series A1	28,532
9,612	Grupo Financiero Inbursa SAB de CV, Class O	28,830
10,052	Grupo Financiero Santander Mexico SAB de CV, Class B	26,750
8,490	Grupo Mexico SAB de CV, Series B	29,136
1,247	Industrias Penoles SAB de CV	27,952
13,583	Kimberly-Clark de Mexico SAB de CV, Class A	31,401

		231,144

	Poland—3.3%
534	Bank Pekao SA	27,966
254	Bank Zachodni WBK SA	28,817
855	KGHM Polska Miedz SA	33,029
234	mBank	34,697
2,772	Polski Koncern Naftowy Orlen SA	34,566
20,060	Polskie Gornictwo Naftowe i Gazownictwo SA	30,007
189	Powszechny Zaklad Ubezpieczen SA	28,384

		217,466

	Russia—5.1%
5,526	Gazprom OAO ADR	36,626
1,189	Megafon OAO GDR(b)	27,823
1,515	MMC Norilsk Nickel OJSC ADR	28,194
3,042	Novolipetsk Steel OJSC GDR(b)	38,938
5,440	Sberbank of Russia ADR	41,290
4,658	Severstal OAO GDR(b)	49,235
1,431	Sistema JSFC GDR(b)	11,555
921	Tatneft ADR	32,815
1,855	Uralkali OJSC GDR(b)	33,149
1,213	Yandex NV, Class A(a)	34,716

		334,341

	South Africa—16.5%
2,270	African Rainbow Minerals Ltd.	27,925
1,013	Anglo American Platinum Ltd.(a)	31,908
992	Aspen Pharmacare Holdings Ltd.	35,330
1,146	Bidvest Group Ltd. (The)	31,471
3,387	Coronation Fund Managers Ltd.	29,280
3,407	Discovery Ltd.	30,943
8,686	FirstRand Ltd.	37,112
3,014	Foschini Group Ltd. (The)	34,006
12,688	Growthpoint Properties Ltd. REIT	30,724
4,806	Impala Platinum Holdings Ltd.(a)	34,930
2,100	Imperial Holdings Ltd.	36,109
3,460	Investec Ltd.	31,540
1,220	Kumba Iron Ore Ltd.	30,420

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Africa (continued)
2,517	Liberty Holdings Ltd.	$29,082
7,976	Life Healthcare Group Holdings Ltd.	30,108
3,252	Massmart Holdings Ltd.	35,069
3,282	Mediclinic International Ltd.	29,264
13,283	MMI Holdings Ltd.	33,896
1,651	Mr. Price Group Ltd.	34,098
1,306	MTN Group Ltd.	28,846
8,484	Nampak Ltd.	34,537
430	Naspers Ltd., Class N	53,429
1,567	Nedbank Group Ltd.	34,078
31,663	Redefine Properties Ltd. REIT	28,633
1,579	Remgro Ltd.	36,160
7,462	RMB Holdings Ltd.	41,346
6,186	Sanlam Ltd.	39,002
2,697	SPAR Group Ltd. (The)	31,491
2,643	Standard Bank Group Ltd.	33,196
5,226	Telkom SA SOC Ltd.(a)	27,703
5,089	Truworths International Ltd.	34,780
5,291	Woolworths Holdings Ltd.	37,545

		1,073,961

	South Korea—7.0%
4,250	Daewoo Engineering & Construction Co. Ltd.(a)	26,047
1,366	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	23,390
1,119	Doosan Heavy Industries & Construction Co. Ltd.	24,553
2,813	Doosan Infracore Co. Ltd.(a)	28,427
783	GS Engineering & Construction Corp.(a)	20,587
241	Hyundai Heavy Industries Co. Ltd.	22,370
305	Hyundai Mipo Dockyard Co. Ltd.	21,661
476	Hyundai Steel Co.	30,331
748	KB Financial Group, Inc.	29,396
808	Korean Air Lines Co. Ltd.(a)	28,691
115	LG Chem Ltd.	21,521
213	Lotte Chemical Corp.	28,899
57	Naver Corp.	40,214
25	Samsung Electronics Co. Ltd.	29,100
503	Samsung Engineering Co. Ltd.(a)	28,992
1,111	Samsung Heavy Industries Co. Ltd.	27,080
194	Samsung SDI Co. Ltd.	22,872

		454,131

	Taiwan—0.5%
33,000	Sanyang Industry Co. Ltd.(a)	29,185

	Thailand—0.9%
87,556	Land and Houses PCL NVDR	27,420
83,612	True Corp. PCL NVDR(a)	30,292

		57,712

	Turkey—16.2%
13,517	Akbank TAS	48,888
7,861	Arcelik AS	48,330
1,579	BIM Birlesik Magazalar AS	36,129
1,560	Coca-Cola Icecek AS	35,624
32,896	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	37,042
11,947	Enka Insaat ve Sanayi AS	28,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Turkey (continued)
15,294	Eregli Demir ve Celik Fabrikalari TAS	$31,894
3,618	Ford Otomotiv Sanayi AS(a)	46,280
10,916	Haci Omer Sabanci Holding AS	49,904
8,238	Koc Holding AS	42,114
3,970	Koza Altin Isletmeleri AS	25,660
4,758	Migros Ticaret AS(a)	44,254
19,260	Petkim Petrokimya Holding AS	30,709
3,951	Tav Havalimanlari Holding AS	33,189
7,886	Tofas Turk Otomobil Fabrikasi AS	49,550
1,830	Tupras Turkiye Petrol Rafinerileri AS	39,770
13,891	Turk Hava Yollari AO(a)	45,611
11,318	Turk Telekomunikasyon AS	32,575
5,296	Turkcell Iletisim Hizmetleri AS(a)	30,771
13,355	Turkiye Garanti Bankasi AS	52,212
7,045	Turkiye Halk Bankasi AS	47,121
18,413	Turkiye Is Bankasi, Class C	46,111
29,275	Turkiye Sise Ve Cam Fabrikalari AS	44,568
22,263	Turkiye Vakiflar Bankasi TAO, Class D	47,931
4,166	Ulker Biskuvi Sanayi AS	30,773
21,075	Yapi ve Kredi Bankasi AS	46,227

		1,052,187

	Total Common Stocks and Other Equity Interests (Cost $6,795,229)	6,500,281

	Right—0.0%
	China—0.0%
2,741	China Taiping Insurance Holdings Co. Ltd., expiring 12/18/14(a) (Cost $0)	1,679

	Total Investments (Cost $6,795,229)—99.9%	6,501,960
	Other assets less liabilities—0.1%	8,019

	Net Assets—100.0%	$6,509,979

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $328,771, which represented 5.05% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Schedule of Investments

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Brazil—5.6%
156,000	Ambev SA	$1,042,776
40,800	BRF SA	1,072,446
23,900	Cia Brasileira de Distribuicao (Preference Shares)	1,012,130
59,900	Cielo SA	993,430
64,100	Grupo BTG Pactual	819,065
140,700	Hypermarcas SA(a)	992,691
224,540	Itausa-Investimentos Itau SA (Preference Shares)	905,134
160,300	Lojas Americanas SA (Preference Shares)	955,221
22,300	M Dias Branco SA	875,839
45,900	Multiplan Empreendimentos Imobiliarios SA	958,803
64,000	Tractebel Energia SA	880,393
101,000	Transmissora Alianca de Energia Eletrica SA	757,464
47,000	Ultrapar Participacoes SA	1,035,419
95,500	WEG SA	1,137,771

		13,438,582

	Chile—2.8%
10,471,714	Banco de Chile	1,275,859
18,345,934	Banco Santander Chile	971,154
740,685	Empresa Nacional de Electricidad SA	1,154,247
90,524	Empresas COPEC SA	1,094,647
3,398,049	Enersis SA	1,081,090
142,393	S.A.C.I. Falabella	1,039,115

		6,616,112

	China—5.6%
2,241,347	Agricultural Bank of China Ltd., H-Shares	1,040,444
2,608,788	Bank of China Ltd., H-Shares	1,248,015
1,428,255	Bank of Communications Co. Ltd., H-Shares	1,070,013
1,648,539	China Construction Bank Corp., H-Shares	1,228,667
92,636	China Mobile Ltd.	1,152,694
508,728	CNOOC Ltd.	798,987
94,202	Hengan International Group Co. Ltd.	993,013
1,749,956	Industrial & Commercial Bank of China Ltd., H-Shares	1,157,581
607,416	Kunlun Energy Co. Ltd.	805,168
2,471,606	People’s Insurance Co. (Group) of China Ltd., H-Shares	1,067,655
814,678	PetroChina Co. Ltd., H-Shares	1,020,028
300,191	Shanghai Industrial Holdings Ltd.	925,129
1,270,882	SOHO China Ltd.	932,448

		13,439,842

	Colombia—0.9%
78,640	Bancolombia SA (Preference Shares)	1,103,612
54,667	Grupo de Inversiones Suramericana SA	1,134,856

		2,238,468

	Czech Republic—0.8%
4,488	Komercni banka AS	961,175
81,360	O2 Czech Republic AS	908,786

		1,869,961

	Egypt—0.5%
174,331	Commercial International Bank Egypt SAE	1,177,153

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hungary—0.4%
19,924	MOL Hungarian Oil & Gas PLC	$947,247

	Indonesia—0.5%
8,044,591	PT Trada Maritime TbK(a)	1,105,341

	Malaysia—19.2%
752,000	Alliance Financial Group Bhd	1,095,107
983,500	AMMB Holdings Bhd	2,027,249
1,441,300	Axiata Group Bhd	3,089,204
64,100	British American Tobacco Malaysia Bhd	1,354,397
2,144,600	Bumi Armada Bhd	1,023,644
740,400	CIMB Group Holdings Bhd	1,460,879
890,300	DiGi.Com Bhd	1,675,445
768,800	Gamuda Bhd	1,196,703
459,300	Genting Bhd	1,361,458
811,000	Genting Malaysia Bhd	1,060,211
1,189,000	Hap Seng Consolidated Bhd	1,590,515
466,000	Hong Leong Bank Bhd	2,071,269
926,900	IHH Healthcare Bhd	1,394,894
710,800	IJM Corp. Bhd	1,495,397
837,700	IOI Corp. Bhd	1,245,376
188,500	Kuala Lumpur Kepong Bhd	1,318,082
735,600	Malayan Banking Bhd	2,169,285
1,062,400	Maxis Bhd	2,176,963
510,200	MISC Bhd	1,064,064
884,000	Petronas Chemicals Group Bhd	1,652,839
156,200	Petronas Dagangan Bhd	968,756
170,400	Petronas Gas Bhd	1,164,579
339,000	Public Bank Bhd	1,910,788
484,200	RHB Capital Bhd	1,295,420
792,500	SapuraKencana Petroleum Bhd	821,593
977,300	Sime Darby Bhd	2,876,116
717,000	Telekom Malaysia Bhd	1,569,476
323,000	Tenaga Nasional Bhd	1,311,934
348,100	UMW Holdings Bhd	1,236,090
2,051,100	YTL Corp. Bhd	1,035,137

		45,712,870

	Mexico—3.9%
809,933	America Movil SAB de CV, Series L	986,969
158,452	Arca Continental SAB de CV	1,019,140
827,045	Cemex SAB de CV, Series CPO(a)	1,017,635
94,692	Coca-Cola Femsa SAB de CV, Series L	997,774
287,647	Fibra Uno Administracion SA de CV REIT	998,441
124,920	Fomento Economico Mexicano SAB de CV, Series UBD	1,200,012
151,442	Grupo Financiero Banorte SAB de CV, Class O	970,346
147,548	Grupo Televisa SAB, Series CPO	1,065,006
430,352	Wal-Mart de Mexico SAB de CV, Series V	993,618

		9,248,941

	Philippines—1.8%
63,130	Ayala Corp.	970,690
489,639	Bank of the Philippine Islands	1,036,561
472,106	BDO Unibank, Inc.	1,031,006
17,542	Philippine Long Distance Telephone Co.	1,221,197

		4,259,454

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Poland—0.4%
88,594	Powszechna Kasa Oszczednosci Bank Polski SA	$986,690

	Qatar—2.2%
60,051	Commercial Bank of Qatar QSC (The)	1,218,649
59,438	Doha Bank QSC	946,686
20,375	Industries Qatar QSC	1,054,125
20,602	Qatar Electricity & Water Co.	1,030,793
17,940	Qatar National Bank SAQ	1,055,743

		5,305,996

	Russia—1.2%
17,483	LUKOIL OAO ADR	858,415
165,622	Rosneft Oil Co. OAO GDR(b)	922,515
146,465	Surgutneftegas OAO ADR	963,740

		2,744,670

	South Africa—13.0%
31,836	Aspen Pharmacare Holdings Ltd.	1,133,842
76,627	Barclays Africa Group Ltd.	1,208,053
47,595	Bidvest Group Ltd. (The)	1,307,042
113,272	Coronation Fund Managers Ltd.	979,223
111,415	Discovery Ltd.	1,011,883
83,526	Exxaro Resources Ltd.	869,511
261,092	FirstRand Ltd.	1,115,556
565,100	Growthpoint Properties Ltd. REIT	1,368,374
119,348	Investec Ltd.	1,087,928
104,536	Liberty Holdings Ltd.	1,207,837
115,442	Mediclinic International Ltd.	1,029,333
389,744	MMI Holdings Ltd.	994,558
53,122	Mr. Price Group Ltd.	1,097,111
46,187	MTN Group Ltd.	1,020,153
50,350	Nedbank Group Ltd.	1,094,965
344,223	Netcare Ltd.	1,039,181
1,263,323	Redefine Properties Ltd. REIT	1,142,446
50,579	Remgro Ltd.	1,158,276
354,011	RMI Holdings	1,260,045
159,826	Sanlam Ltd.	1,007,684
23,653	Sasol Ltd.	1,175,884
83,821	Shoprite Holdings Ltd.	1,212,358
92,059	Spar Group Ltd. (The)	1,074,924
91,211	Standard Bank Group Ltd.	1,145,607
209,394	Steinhoff International Holdings Ltd.	1,069,052
33,891	Tiger Brands Ltd.	1,017,344
445,175	Tsogo Sun Holdings Ltd.	1,116,262
81,948	Vodacom Group Ltd.	992,767

		30,937,199

	South Korea—10.6%
59,887	BS Financial Group, Inc.	932,994
109,517	Daewoo Securities Co. Ltd.(a)	1,147,708
17,169	Dongbu Insurance Co. Ltd.	962,285
32,315	GS Holdings Corp.	1,253,316
51,983	Hankook Tire Worldwide Co. Ltd.	1,055,488
16,977	Hyundai Engineering & Construction Co. Ltd.	771,227
41,193	Hyundai Marine & Fire Insurance Co. Ltd.	1,088,865
17,236	Kia Motors Corp.	840,246
22,331	Korea Investment Holdings Co. Ltd.	1,130,414

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
30,086	KT Corp.	$923,358
11,997	KT&G Corp.	1,066,420
13,586	Kumho Petro Chemical Co. Ltd.	982,660
3,974	LG Chem Ltd.	743,687
16,826	LG Corp.	1,001,313
15,378	LG Electronics, Inc.	939,604
3,669	POSCO	1,050,512
22,025	Samsung Card Co. Ltd.	947,994
19,655	Samsung Electro-Mechanics Co. Ltd.	895,641
926	Samsung Electronics Co. Ltd.	1,077,863
3,779	Samsung Fire & Marine Insurance Co. Ltd.	1,016,592
10,406	Samsung Life Insurance Co. Ltd.	1,134,336
22,145	Samsung Securities Co., Ltd.	990,457
33,494	Samsung Techwin Co. Ltd.	1,027,952
32,218	S-Oil Corp.	1,225,437
91,746	Woori Investment & Securities Co. Ltd.	1,004,396

		25,210,765

	Taiwan—27.7%
1,174,582	Asia Cement Corp.	1,513,771
722,023	Cathay Financial Holding Co. Ltd.	1,186,894
401,000	Chailease Holding Co. Ltd.	988,772
2,689,830	Chang Hwa Commercial Bank	1,693,497
536,738	Cheng Shin Rubber Industry Co. Ltd.	1,252,886
672,000	Cheng Uei Precision Industry Co. Ltd.	1,120,129
335,855	Chicony Electronics Co. Ltd.	963,955
4,643,000	China Development Financial Holding Corp.	1,489,839
1,439,350	China Life Insurance Co. Ltd.	1,254,016
230,000	China Steel Chemical Corp.	1,251,459
2,207,230	China Steel Corp.	1,901,252
914,000	Chunghwa Telecom Co. Ltd.	2,785,587
2,005,950	CTBC Financial Holding Co. Ltd.	1,404,722
2,199,577	E.Sun Financial Holding Co. Ltd.	1,392,069
1,529,000	Far Eastern Department Stores Co. Ltd.	1,379,878
1,298,157	Far Eastern New Century Corp.	1,363,606
584,000	Far EasTone Telecommunications Co. Ltd.	1,292,167
3,157,775	First Financial Holding Co. Ltd.	1,941,393
551,090	Formosa Chemicals & Fibre Corp.	1,282,763
568,000	Formosa Petrochemical Corp.	1,331,461
593,400	Formosa Plastics Corp.	1,369,542
511,050	Foxconn Technology Co. Ltd.	1,360,941
743,000	Fubon Financial Holding Co. Ltd.	1,255,575
612,500	Highwealth Construction Corp.	1,059,211
406,360	Hon Hai Precision Industry Co. Ltd.	1,282,546
2,867,000	Hua Nan Financial Holdings Co. Ltd.	1,696,645
1,387,000	King’s Town Bank Co. Ltd.	1,513,928
1,797,000	Mega Financial Holding Co. Ltd.	1,488,810
1,095,000	Nan Kang Rubber Tire Co. Ltd.	1,198,806
564,000	Nan Ya Plastics Corp.	1,166,327
149,000	President Chain Store Corp.	1,116,894
640,000	Ruentex Development Co. Ltd.	953,167
412,000	Ruentex Industries Ltd.	879,089
5,346,445	Shin Kong Financial Holding Co. Ltd.	1,622,399
3,346,201	SinoPac Financial Holdings Co. Ltd.	1,452,167
3,345,978	Taishin Financial Holding Co. Ltd.	1,595,078
658,000	Taiwan Cement Corp.	1,004,853
4,478,377	Taiwan Cooperative Financial Holding Co. Ltd.	2,392,571

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
926,000	Taiwan Fertilizer Co. Ltd.	$1,640,932
398,000	Taiwan Mobile Co. Ltd.	1,291,490
267,000	Taiwan Semiconductor Manufacturing Co. Ltd.	1,145,546
3,377,000	Tatung Co. Ltd.(a)	957,038
711,080	Uni-President Enterprises Corp.	1,220,337
2,243,000	United Microelectronics Corp.	988,154
2,860,000	Walsin Lihwa Corp.(a)	949,682
1,039,000	Win Semiconductors Corp.	935,959
1,003,000	WPG Holdings Ltd.	1,220,094
2,267,425	Yuanta Financial Holding Co. Ltd.	1,140,552
844,000	Yulon Motor Co. Ltd.	1,243,115

		65,931,564

	Thailand—2.9%
155,252	Bangkok Bank PCL NVDR	943,810
3,592,405	BTS Group Holdings PCL NVDR	1,136,069
195,402	PTT Exploration & Production PCL NVDR	878,919
578,796	PTT Global Chemical PCL NVDR	1,101,792
100,275	PTT PCL NVDR	1,132,981
69,185	Siam Cement PCL (The) NVDR	955,888
610,608	Thai Oil PCL NVDR	838,953

		6,988,412

	Total Investments (Cost $237,187,836)—100.0%	238,159,267
	Other assets less liabilities—0.0%	(63,156)

	Net Assets—100.0%	$238,096,111

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $922,515, which represented 0.39% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Schedule of Investments

PowerShares S&P International Developed High Beta Portfolio (IDHB)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—0.5%
10,047	Fortescue Metals Group Ltd.	$30,910

	Austria—2.2%
1,850	Erste Group Bank AG	47,076
11,138	IMMOFINANZ AG(a)	33,659
1,962	Raiffeisen Bank International AG	41,838
797	Voestalpine AG	31,909

		154,482

	Belgium—1.1%
831	KBC Groep NV(a)	44,510
206	Solvay SA	28,055

		72,565

	Canada—0.4%
6,604	Lundin Mining Corp.(a)	29,463

	China—0.5%
26,652	Fosun International Ltd.	31,583

	Denmark—1.6%
14	A.P . Moeller—Maersk A/S, Class B	32,615
1,210	Danske Bank A/S	33,178
556	Pandora A/S	46,795

		112,588

	Finland—4.6%
1,721	Amer Sports Oyj	32,926
1,027	Cargotec Oyj, Class B	30,907
846	Metso Oyj	27,591
4,884	Nokia Oyj	40,754
1,295	Nokian Renkaat Oyj	36,490
3,924	Outotec Oyj	25,934
5,538	Stora Enso Oyj, Class R	45,621
2,922	UPM-Kymmene Oyj	46,201
696	Wartsila Oyj Abp	32,230

		318,654

	France—7.7%
1,440	AXA SA	33,215
540	BNP Paribas SA	33,923
957	Bouygues SA	33,033
305	Casino Guichard Perrachon SA	31,251
857	Cie de Saint-Gobain	36,770
359	Cie Generale des Etablissements Michelin	31,121
1,751	CNP Assurances	32,710
2,258	Credit Agricole SA	33,369
516	Lafarge SA	35,758
5,143	Natixis SA	35,382
2,373	Orange SA	37,803
645	Renault SA	47,865
489	Schneider Electric SE	38,525
831	Societe Generale SA	39,996
584	Vinci SA	33,274

		533,995

	Germany—7.9%
455	adidas AG	33,093
375	BASF SE	33,001
265	Bayer AG	37,668
305	Bayerische Motoren Werke AG	32,604
2,821	Commerzbank AG(a)	42,466

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
200	Continental AG	$39,253
490	Daimler AG	38,082
1,041	Deutsche Bank AG	32,450
466	Deutsche Boerse AG	31,826
1,175	Deutsche Post AG	36,885
579	HeidelbergCement AG	39,405
936	Metro AG(a)	29,810
400	Porsche Automobil Holding SE (Preference Shares)	32,741
255	Siemens AG	28,725
1,305	ThyssenKrupp AG(a)	31,352
140	Volkswagen AG (Preference Shares)	29,828

		549,189

	India—0.4%
2,268	Vedanta Resources PLC	29,826

	Ireland—1.7%
114,013	Bank of Ireland(a)	44,711
1,787	CRH PLC	39,562
1,600	Smurfit Kappa Group PLC	33,016

		117,289

	Italy—7.6%
1,415	Atlantia SpA	33,330
7,845	Enel SpA	40,004
1,326	Eni SpA	28,243
830	Exor SpA	36,137
14,761	Intesa Sanpaolo SpA	43,239
10,764	Mediaset SpA(a)	35,927
5,094	Mediobanca SpA(a)	44,804
6,176	Mediolanum SpA	41,514
2,211	Pirelli & C. SpA	29,585
2,076	Prysmian SpA	35,894
1,177	Salvatore Ferragamo SpA	27,783
33,081	Telecom Italia SpA(a)	37,406
6,255	UBI Banca-Unione di Banche Italiane ScpA	48,941
5,944	UniCredit SpA	42,896

		525,703

	Japan—32.1%
10,609	ACOM Co. Ltd.(a)	34,447
1,685	AEON Financial Service Co. Ltd.	34,525
3,924	Amada Co. Ltd.	33,358
32,892	Aplus Financial Co. Ltd.(a)	41,076
3,758	Bank of Kyoto Ltd. (The)	31,779
1,250	Century Tokyo Leasing Corp.	32,001
2,128	Credit Saison Co. Ltd.	43,583
7,927	Daido Steel Co. Ltd.	29,840
2,652	Dai-ichi Life Insurance Co. Ltd. (The)	39,033
584	Daikin Industries Ltd.	35,497
4,342	Daiwa Securities Group, Inc.	33,348
3,164	DeNA Co. Ltd.	39,965
832	Dentsu, Inc.	30,020
4,332	Dowa Holdings Co. Ltd.	35,590
5,830	Ebara Corp.	31,203
1,000	FUJIFILM Holdings Corp.	32,889
4,998	Fujitsu Ltd.	29,621
4,998	GS Yuasa Corp.	24,298
2,628	Hino Motors Ltd.	37,179
1,796	Hitachi Construction Machinery Co. Ltd.	35,806

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

PowerShares S&P International Developed High Beta Portfolio (IDHB) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
2,832	Hulic Co. Ltd.	$30,466
2,422	Isuzu Motors Ltd.	30,938
1,837	Japan Exchange Group, Inc.	44,014
1,611	JFE Holdings, Inc.	31,270
2,547	JTEKT Corp.	39,328
3,338	Kansai Electric Power Co., Inc. (The)(a)	32,441
2,832	Konica Minolta, Inc.	30,668
1,501	Mazda Motor Corp.	34,089
2,506	Mitsubishi Electric Corp.	31,217
5,009	Mitsubishi Heavy Industries Ltd.	30,544
2,506	Mitsubishi Logistics Corp.	37,219
11,660	Mitsubishi Materials Corp.	35,675
7,427	Mitsubishi UFJ Lease & Finance Co. Ltd.	38,028
835	Mitsui Fudosan Co. Ltd.	26,125
10,012	Mitsui OSK Lines Ltd.	30,901
1,607	MS&AD Insurance Group Holdings, Inc.	33,794
1,666	Nippon Paint Holdings Co. Ltd.	36,662
12,520	Nippon Steel & Sumitomo Metal Corp.	32,387
666	Nitto Denko Corp.	35,366
5,141	Nomura Holdings, Inc.	30,950
3,506	NSK Ltd.	44,503
1,000	NTT Data Corp.	38,045
1,210	Olympus Corp.(a)	42,256
832	OMRON Corp.	38,444
2,546	ORIX Corp.	34,259
2,666	Rakuten, Inc.	29,584
3,883	SBI Holdings, Inc.	43,193
2,921	Shikoku Electric Power Co., Inc.(a)	39,162
16,703	Shinsei Bank Ltd.	36,355
500	SoftBank Corp.	35,409
1,835	Sompo Japan Nipponkoa Holdings, Inc.	44,997
8,328	Sumitomo Chemical Co. Ltd.	28,081
2,587	Sumitomo Dainippon Pharma Co. Ltd.	29,723
2,498	Sumitomo Electric Industries Ltd.	32,990
585	Sumitomo Realty & Development Co. Ltd.	21,366
3,254	T&D Holdings, Inc.	40,840
1,585	THK Co. Ltd.	38,740
4,008	Tokyo Tatemono Co. Ltd.	33,786
8,762	Tosoh Corp.	37,047
3,402	Toyo Seikan Group Holdings Ltd.	40,027
1,476	Toyota Tsusho Corp.	36,207
2,332	Yamaha Corp.	31,224
2,756	Yaskawa Electric Corp.	34,516
4,338	Yokohama Rubber Co. Ltd. (The)	38,232

		2,226,126

	Luxembourg—0.9%
2,443	ArcelorMittal SA	31,955
1,436	Tenaris SA	28,247

		60,202

	Netherlands—2.3%
516	Akzo Nobel NV	34,271
985	Fugro NV CVA	13,600
3,193	ING Groep NV CVA(a)	45,646
1,036	Koninklijke Philips NV	28,932
852	Randstad Holding NV	37,543

		159,992

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	New Zealand—0.4%
2,418	Xero Ltd.(a)	$29,813

	Norway—5.0%
9,612	Akastor ASA	33,103
13,377	DNO ASA(a)	32,496
1,512	Fred Olsen Energy ASA	16,114
2,646	Marine Harvest ASA	37,431
5,425	Norsk Hydro ASA	30,327
6,029	Petroleum Geo-Services ASA	29,873
5,944	Prosafe SE	27,206
711	Schibsted ASA	37,588
6,471	Storebrand ASA(a)	33,146
1,422	Telenor ASA	31,932
1,587	TGS Nopec Geophysical Co. ASA	37,025

		346,241

	Portugal—0.6%
381,963	Banco Comercial Portugues SA, Class R(a)	43,070

	Singapore—0.3%
666	Jardine Cycle & Carriage Ltd.	20,672

	Spain—3.4%
880	ACS Actividades de Construccion y Servicios SA	32,580
3,372	Banco Bilbao Vizcaya Argentaria SA	37,634
3,807	Banco Santander SA	33,522
22,734	Bankia SA(a)	40,646
5,130	CaixaBank SA	27,966
857	Grifols SA	34,945
9,047	Mapfre SA	30,956

		238,249

	Sweden—7.9%
1,701	Alfa Laval AB	34,892
647	Assa Abloy AB, Class B	34,194
1,331	Atlas Copco AB, Class A	38,328
1,360	Electrolux AB, Series B	38,501
1,376	Getinge AB, Class B	31,889
956	ICA Gruppen AB	38,110
1,837	Industrivarden AB, Class C	32,047
1,030	Investor AB, Class B	36,773
1,777	Lundin Petroleum AB(a)	25,141
2,687	Nordea Bank AB	34,385
3,159	Sandvik AB	34,534
2,996	Securitas AB, Class B	32,995
1,646	Skanska AB, Class B	33,408
681	Svenska Handelsbanken AB, Class A	32,402
1,400	Swedbank AB, Class A	36,948
3,182	Volvo AB, Class B	36,527

		551,074

	Switzerland—1.8%
349	Compagnie Financiere Richemont SA	29,354
6,284	Glencore PLC	32,161
460	Holcim Ltd.	32,572
4,252	STMicroelectronics NV	28,368

		122,455

	United Kingdom—9.0%
1,835	AMEC PLC	30,532
1,792	Anglo American PLC	37,743

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares S&P International Developed High Beta Portfolio (IDHB) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
2,646	ARM Holdings PLC	$37,041
4,218	Aviva PLC	35,158
9,121	Barclays PLC	35,138
1,551	easyJet PLC	37,221
1,836	Experian PLC	27,567
6,676	GKN PLC	33,964
2,072	Hargreaves Lansdown PLC	32,933
6,902	International Consolidated Airlines Group SA(a)	45,185
9,404	ITV PLC	30,541
11,344	Old Mutual PLC	35,118
1,891	Petrofac Ltd.	32,068
1,391	Prudential PLC	32,101
6,366	Royal Bank of Scotland Group PLC(a)	39,516
1,090	Schroders PLC	42,044
5,228	Standard Life PLC	32,929
1,566	WPP PLC	30,515

		627,314

	Total Investments (Cost $7,266,974)—99.9%	6,931,455
	Other assets less liabilities—0.1%	4,976

	Net Assets—100.0%	$6,936,431

Investment Abbreviations:

CVA—Dutch Certificates

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.8%
	Australia—13.1%
103,738	AGL Energy Ltd.	$1,239,214
116,218	Amcor Ltd.	1,197,264
176,408	APA Group	1,220,343
49,694	ASX Ltd.	1,572,081
305,697	Aurizon Holdings Ltd.	1,257,552
923,038	AusNet Services	1,115,607
45,834	Australia & New Zealand Banking Group Ltd.	1,349,651
112,850	Bendigo & Adelaide Bank Ltd.	1,232,004
35,252	BHP Billiton Ltd.	1,052,302
134,405	Brambles Ltd.	1,125,894
22,182	Commonwealth Bank of Australia	1,569,198
19,351	CSL Ltd.	1,363,995
352,614	GPT Group (The) REIT	1,276,985
202,078	Insurance Australia Group Ltd.	1,158,126
694,880	Mirvac Group REIT	1,096,386
42,418	National Australia Bank Ltd.	1,304,617
725,594	Novion Property Group REIT(a)	1,339,375
136,753	Oil Search Ltd.	1,037,377
347,427	Stockland REIT	1,294,847
92,085	Suncorp Group Ltd.	1,185,811
307,989	Sydney Airport	1,193,886
346,198	Telstra Corp. Ltd.	1,713,255
188,985	Transurban Group	1,350,538
35,649	Wesfarmers Ltd.	1,383,148
43,956	Westpac Banking Corp.	1,343,807
36,593	Woodside Petroleum Ltd.	1,290,792
44,364	Woolworths Ltd.	1,403,855

		34,667,910

	Belgium—1.9%
9,986	Ackermans & van Haaren NV	1,244,765
10,480	Anheuser-Busch InBev NV	1,156,919
17,227	Groupe Bruxelles Lambert SA	1,537,840
24,604	Umicore SA	963,016

		4,902,540

	Canada—25.8%
13,800	Agrium, Inc.	1,349,706
29,584	AltaGas Ltd.	1,220,148
42,331	ARC Resources Ltd.	997,967
28,016	ATCO Ltd., Class I	1,138,084
25,799	Bank of Montreal	1,870,196
30,316	Bank of Nova Scotia (The)	1,855,879
28,786	Baytex Energy Corp.	879,320
40,187	BCE, Inc.	1,783,990
30,305	Brookfield Asset Management, Inc., Class A	1,482,928
93,589	CAE, Inc.	1,198,656
20,706	Canadian Imperial Bank of Commerce	1,889,610
18,237	Canadian National Railway Co.	1,285,301
66,321	Canadian Oil Sands Ltd.	1,038,830
14,035	Canadian Tire Corp. Ltd., Class A	1,538,254
40,629	Canadian Utilities Ltd., Class A	1,403,970
42,267	Cenovus Energy, Inc.	1,045,569
39,369	CI Financial Corp.	1,144,283
36,283	Crescent Point Energy Corp.	1,198,760
70,329	Dream Office Real Estate Investment Trust REIT	1,779,668
59,080	Emera, Inc.	1,985,490

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
17,095	Empire Co. Ltd., Class A	$1,182,223
31,492	Enbridge, Inc.	1,489,617
65,684	Fortis, Inc.	2,139,267
19,688	George Weston Ltd.	1,607,939
55,623	Great-West Lifeco, Inc.	1,558,006
78,726	H&R REIT	1,566,211
43,977	Husky Energy, Inc.	1,061,346
27,295	IGM Financial, Inc.	1,091,364
28,676	Imperial Oil Ltd.	1,379,307
21,952	Intact Financial Corp.	1,471,385
23,686	Loblaw Cos. Ltd.	1,233,617
19,310	Metro, Inc.	1,356,470
40,275	National Bank of Canada	1,881,846
23,560	Onex Corp.	1,328,822
29,128	Pembina Pipeline Corp.	1,208,058
55,551	Power Corp. of Canada	1,465,330
50,102	Power Financial Corp.	1,466,909
64,060	RioCan REIT	1,508,531
28,933	Rogers Communications, Inc., Class B	1,087,570
26,602	Royal Bank of Canada	1,887,823
48,551	Saputo, Inc.	1,377,144
54,669	Shaw Communications, Inc., Class B	1,403,274
35,276	Sun Life Financial, Inc.	1,254,348
32,289	TELUS Corp.	1,156,728
40,548	Toronto-Dominion Bank (The)	1,994,942
110,651	TransAlta Corp.	1,075,644
29,267	TransCanada Corp.	1,441,999
19,672	Vermilion Energy, Inc.	1,115,988

		67,878,317

	Denmark—0.9%
38,158	DSV A/S	1,140,722
11,855	Tryg A/S	1,281,115

		2,421,837

	Finland—0.4%
24,570	Sampo Oyj, Class A	1,175,016

	France—3.2%
10,629	Air Liquide SA	1,281,769
16,705	Danone SA	1,134,808
4,032	Hermes International	1,248,274
7,489	L’Oreal SA	1,173,810
10,282	Pernod Ricard SA	1,170,101
14,484	Sodexo	1,394,961
4,240	Unibail-Rodamco SE REIT	1,086,099

		8,489,822

	Germany—3.8%
7,132	Allianz SE	1,132,151
13,765	Bayerische Motoren Werke AG (Preference Shares)	1,101,341
15,260	Beiersdorf AG	1,234,340
6,564	Linde AG	1,210,167
26,546	MAN SE	3,022,956
6,376	Muenchener Rueckversicherungs-Gesellschaft AG	1,252,995
15,080	SAP SE	1,024,796

		9,978,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares S&P International Developed Low Volatility Portfolio (IDLV) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong—5.2%
365,176	BOC Hong Kong (Holdings) Ltd.	$1,214,868
159,818	Cheung Kong Infrastructure Holdings Ltd.	1,166,404
203,018	CLP Holdings Ltd.	1,747,402
106,580	Hang Seng Bank Ltd.	1,805,835
591,222	Hong Kong & China Gas Co. Ltd.	1,379,864
192,295	Link (The) REIT	1,129,441
362,353	MTR Corp. Ltd.	1,476,475
129,668	Power Assets Holdings Ltd.	1,251,502
81,702	Sun Hung Kai Properties Ltd.	1,217,860
95,045	Swire Pacific Ltd., Class A	1,246,399

		13,636,050

	Ireland—0.4%
16,934	Kerry Group PLC, Class A	1,149,728

	Israel—1.7%
235,473	Bank Hapoalim BM	1,200,804
327,488	Bank Leumi Le-Israel(a)	1,162,291
677,411	Israel Discount Bank Ltd., Class A(a)	1,081,893
97,036	Mizrahi Tefahot Bank Ltd.(a)	1,070,018

		4,515,006

	Italy—0.9%
209,218	Snam SpA	1,129,778
232,689	Terna-Rete Elettrica Nationale SpA	1,171,392

		2,301,170

	Japan—5.7%
498	Advance Residence Investment Corp. REIT	1,161,208
392,749	Aozora Bank Ltd.	1,369,831
37,530	Canon, Inc.	1,134,554
30,210	Eisai Co. Ltd.	1,159,031
101,490	Kagome Co. Ltd.	1,635,899
54,811	McDonald’s Holdings Co. Japan Ltd.	1,329,878
81,145	Mitsubishi Tanabe Pharma Corp.	1,215,311
242,549	Nankai Electric Railway Co. Ltd.	1,140,211
6,290	Oriental Land Co. Ltd.	1,331,445
26,395	Takeda Pharmaceutical Co. Ltd.	1,131,214
126,823	TonenGeneral Sekiyu K.K.	1,100,743
25,365	West Japan Railway Co.	1,198,052

		14,907,377

	Luxembourg—0.4%
33,373	SES SA, Class A FDR	1,151,949

	Netherlands—2.3%
16,916	Heineken Holding NV	1,095,521
68,029	Koninklijke Ahold NV	1,137,016
33,223	Royal Dutch Shell PLC, Class B	1,229,135
47,992	Wolters Kluwer NV	1,280,150
27,277	Ziggo NV(a)	1,332,327

		6,074,149

	Norway—0.4%
41,427	Statoil ASA	938,873

	Portugal—0.4%
66,750	Galp Energia SGPS SA	967,194

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore—13.7%
730,002	Ascendas REIT	$1,266,359
945,496	CapitaCommercial Trust REIT	1,228,299
459,859	CapitaLand Ltd.	1,133,997
983,360	CapitaMall Trust REIT	1,506,977
152,806	City Developments Ltd.	1,123,311
129,666	DBS Group Holdings Ltd.	1,864,043
1,325,245	Genting Singapore PLC	1,134,010
198,693	Keppel Corp. Ltd.	1,459,091
443,363	Keppel Land Ltd.	1,151,951
1,530,863	Keppel REIT	1,452,861
1,569,806	Mapletree Greater China Commercial Trust REIT(b)	1,154,000
246,686	Oversea-Chinese Banking Corp. Ltd.	1,897,880
486,026	SATS Ltd.	1,172,058
334,313	SembCorp Industries Ltd.	1,266,514
520,627	SembCorp Marine Ltd.	1,474,199
185,284	Singapore Airlines Ltd.	1,426,925
306,081	Singapore Exchange Ltd.	1,666,719
911,627	Singapore Post Ltd.	1,397,048
522,611	Singapore Press Holdings Ltd.	1,740,004
495,912	Singapore Technologies Engineering Ltd.	1,446,651
471,970	Singapore Telecommunications Ltd.	1,387,823
473,619	StarHub Ltd.	1,521,623
1,013,451	Suntec REIT	1,407,242
69,800	United Overseas Bank Ltd.	1,248,853
241,581	Venture Corp. Ltd.	1,452,681
502,378	Wilmar International Ltd.	1,250,571

		36,231,690

	Spain—1.4%
56,324	Abertis Infraestructuras SA	1,171,788
200,485	Iberdrola SA	1,416,950
75,869	Telefonica SA	1,140,200

		3,728,938

	Sweden—3.2%
69,633	Industrivarden AB, Class C	1,214,772
33,108	Investor AB, Class B	1,182,005
30,767	Le Lundbergfortagen AB, Class B	1,288,429
90,640	Skandinaviska Enskilda Banken AB, Class A	1,158,683
59,754	Skanska AB, Class B	1,212,804
26,198	Svenska Handelsbanken AB, Class A	1,246,487
163,806	TeliaSonera AB	1,130,002

		8,433,182

	Switzerland—4.8%
9,226	Kuehne + Nagel International AG	1,200,161
22,191	Nestle SA	1,623,198
15,455	Novartis AG	1,433,977
4,553	Roche Holding AG	1,342,081
606	SGS SA	1,329,806
18,618	Swiss Re AG	1,503,059
2,824	Swisscom AG	1,662,212
3,391	Syngenta AG	1,049,239
4,891	Zurich Insurance Group AG	1,477,794

		12,621,527

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

PowerShares S&P International Developed Low Volatility Portfolio (IDLV) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom—9.7%
187,340	BP PLC	$1,345,724
23,181	British American Tobacco PLC	1,315,444
100,933	British Land Co. PLC (The) REIT	1,176,364
48,701	Bunzl PLC	1,320,646
222,154	Centrica PLC	1,075,124
90,505	Compass Group PLC	1,456,631
41,019	Diageo PLC	1,206,173
54,572	GlaxoSmithKline PLC	1,237,576
118,988	Hammerson PLC REIT	1,166,924
128,097	HSBC Holdings PLC	1,310,565
70,268	Land Securities Group PLC REIT	1,244,469
103,327	National Grid PLC	1,530,748
13,503	Reckitt Benckiser Group PLC	1,134,145
58,524	Reed Elsevier NV	1,346,609
88,722	Reed Elsevier PLC	1,457,742
38,403	Severn Trent PLC	1,226,322
55,875	SSE PLC	1,429,371
31,741	Unilever NV CVA	1,230,631
29,884	Unilever PLC	1,201,941
88,211	United Utilities Group PLC	1,205,907

		25,619,056

	United States—0.5%
35,620	Thomson Reuters Corp.	1,324,712

	Total Investments (Cost $261,760,433)—99.8%	263,114,789
	Other assets less liabilities—0.2%	431,638

	Net Assets—100.0%	$263,546,427

Investment Abbreviations:

CVA—Dutch Certificates

FDR—Fiduciary Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $1,154,000, which represented 0.44% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

PowerShares S&P MidCap Low Volatility Portfolio (XMLV)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—2.3%
9,844	Lamar Advertising Co., Class A	$508,442
22,203	Service Corp. International	485,580

		994,022

	Consumer Staples—1.5%
9,261	Church & Dwight Co., Inc.	670,589

	Financials—40.4%
7,039	Alexandria Real Estate Equities, Inc. REIT	584,237
1,579	Alleghany Corp.(b)	701,518
12,196	American Campus Communities, Inc. REIT	478,937
11,411	American Financial Group, Inc.	682,720
12,260	Arthur J. Gallagher & Co.	584,802
8,753	Bank of Hawaii Corp.	512,488
25,418	BioMed Realty Trust, Inc. REIT	552,079
15,270	Brown & Brown, Inc.	486,502
6,722	Camden Property Trust REIT	515,376
10,525	Commerce Bancshares, Inc.	476,361
6,682	Cullen/Frost Bankers, Inc.	539,972
22,860	Equity One, Inc. REIT	548,640
3,321	Everest Re Group Ltd.	566,729
4,652	Federal Realty Investment Trust REIT	613,134
14,026	Hancock Holding Co.	493,575
14,565	HCC Insurance Holdings, Inc.	760,147
12,449	Highwoods Properties, Inc. REIT	533,689
7,655	Home Properties, Inc. REIT	492,293
8,754	Kilroy Realty Corp. REIT	592,996
9,915	Mercury General Corp.	526,685
7,083	Mid-America Apartment Communities, Inc. REIT	500,485
34,142	New York Community Bancorp, Inc.	544,565
8,443	Prosperity Bancshares, Inc.	509,873
10,506	Realty Income Corp. REIT	483,591
9,096	Regency Centers Corp. REIT	552,127
7,189	Reinsurance Group of America, Inc.	605,673
5,712	RenaissanceRe Holdings Ltd.	590,221
4,983	SL Green Realty Corp. REIT	576,533
6,875	Taubman Centers, Inc. REIT	522,844
17,829	UDR, Inc. REIT	538,971
15,199	W.R. Berkley Corp.	783,356
15,186	Weingarten Realty Investors REIT	550,493

		18,001,612

	Health Care—8.9%
4,698	Bio-Rad Laboratories, Inc., Class A(b)	530,028
5,183	Henry Schein, Inc.(b)	622,116
3,875	IDEXX Laboratories, Inc.(b)	548,971
9,649	MEDNAX, Inc.(b)	602,387
8,011	Omnicare, Inc.	533,453
14,193	Owens & Minor, Inc.	472,911
5,603	Teleflex, Inc.	639,414

		3,949,280

	Industrials—14.2%
6,137	Carlisle Cos., Inc.	545,457
11,692	Donaldson Co., Inc.	486,153
4,999	Genesee & Wyoming, Inc., Class A(b)	480,904
4,009	Hubbell, Inc., Class B	454,661
6,732	IDEX Corp.	504,294

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
6,630	J.B. Hunt Transport Services, Inc.	$528,875
7,426	Landstar System, Inc.	549,598
5,434	Lennox International, Inc.	483,191
7,254	Old Dominion Freight Line, Inc.(b)	528,599
19,831	Rollins, Inc.	632,014
11,480	Waste Connections, Inc.	572,852
20,263	Werner Enterprises, Inc.	558,043

		6,324,641

	Information Technology—6.1%
11,502	Broadridge Financial Solutions, Inc.	505,283
59,248	Compuware Corp.	601,367
1	Covisint Corp.(b)	3
5,145	DST Systems, Inc.	495,721
9,582	Jack Henry & Associates, Inc.	573,195
13,457	Synopsys, Inc.(b)	551,468

		2,727,037

	Materials—8.3%
9,565	AptarGroup, Inc.	595,326
4,687	Ashland, Inc.	506,524
9,686	Cytec Industries, Inc.	451,658
10,944	RPM International, Inc.	495,763
9,274	Scotts Miracle-Gro Co. (The), Class A	549,392
11,199	Silgan Holdings, Inc.	550,543
13,604	Sonoco Products Co.	555,995

		3,705,201

	Utilities—18.3%
10,768	Alliant Energy Corp.	666,647
20,688	Aqua America, Inc.	542,026
10,901	Atmos Energy Corp.	577,753
8,855	Black Hills Corp.	484,634
9,679	Cleco Corp.	520,343
21,833	Great Plains Energy, Inc.	587,963
20,978	Hawaiian Electric Industries, Inc.	590,740
10,069	IDACORP, Inc.	636,663
6,784	National Fuel Gas Co.	469,656
14,731	OGE Energy Corp.	549,319
25,204	Questar Corp.	607,668
17,521	UGI Corp.	660,367
14,240	Vectren Corp.	640,088
16,677	Westar Energy, Inc.	630,557

		8,164,424

	Total Investments (Cost $41,255,433)—100.0%	44,536,806
	Other assets less liabilities—0.0%	9,392

	Net Assets—100.0%	$44,546,198

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—4.7%
974	Biglari Holdings, Inc.(b)	$340,082
4,241	Cracker Barrel Old Country Store, Inc.	489,199
9,829	Iconix Brand Group, Inc.(b)	393,258
7,247	Marriott Vacations Worldwide Corp.	503,232
7,684	Pool Corp.	458,735
15,807	Texas Roadhouse, Inc.	456,348

		2,640,854

	Consumer Staples—3.1%
13,233	B&G Foods, Inc.	389,844
5,649	Casey’s General Stores, Inc.	462,484
4,452	J & J Snack Foods Corp.	458,690
4,861	TreeHouse Foods, Inc.(b)	414,011

		1,725,029

	Energy—0.8%
5,480	SEACOR Holdings, Inc.(b)	451,826

	Financials—52.6%
19,548	Acadia Realty Trust REIT	609,898
15,813	Agree Realty Corp. REIT	484,036
13,362	American Assets Trust, Inc. REIT	512,299
54,402	Brookline Bancorp, Inc.	521,715
46,450	Capstead Mortgage Corp. REIT	590,380
60,007	Cedar Realty Trust, Inc. REIT	412,848
15,994	Chesapeake Lodging Trust REIT	528,442
9,536	City Holding Co.	429,025
15,297	Columbia Banking System, Inc.	424,951
12,113	Community Bank System, Inc.	462,111
35,768	Cousins Properties, Inc. REIT	465,342
25,252	CVB Financial Corp.	398,477
31,952	DiamondRock Hospitality Co. REIT	458,511
31,138	Dime Community Bancshares, Inc.	490,424
7,974	EastGroup Properties, Inc. REIT	549,090
44,512	Education Realty Trust, Inc. REIT	501,205
8,005	EPR Properties REIT	449,081
36,066	F.N.B. Corp.	461,284
26,150	First Financial Bancorp	458,671
13,244	First Financial Bankshares, Inc.	420,894
22,922	First Midwest Bancorp, Inc.	384,860
38,368	Franklin Street Properties Corp. REIT	460,032
11,333	Geo Group, Inc. (The) REIT	452,640
24,044	Getty Realty Corp. REIT	447,459
14,463	Glacier Bancorp, Inc.	414,943
21,979	Government Properties Income Trust REIT	501,561
19,031	Healthcare Realty Trust, Inc. REIT	503,751
15,017	Horace Mann Educators Corp.	456,667
12,219	Independent Bank Corp.	498,535
5,740	Infinity Property & Casualty Corp.	419,077
48,013	Inland Real Estate Corp. REIT	509,418
15,516	Kite Realty Group Trust REIT	401,709
43,622	Lexington Realty Trust REIT	478,097
11,125	LTC Properties, Inc. REIT	466,583
14,694	MB Financial, Inc.	463,596
29,375	Medical Properties Trust, Inc. REIT	396,269
42,242	National Penn Bancshares, Inc.	434,670
7,347	Navigators Group, Inc. (The)(b)	500,257
17,730	NBT Bancorp, Inc.	455,306

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
37,951	Northwest Bancshares, Inc.	$486,911
31,856	Old National Bancorp	463,505
34,828	Oritani Financial Corp.	514,410
21,228	Parkway Properties, Inc. REIT	425,621
10,452	Pinnacle Financial Partners, Inc.	409,718
9,481	Post Properties, Inc. REIT	530,367
12,300	ProAssurance Corp.	575,394
22,356	Provident Financial Services, Inc.	407,550
7,035	PS Business Parks, Inc. REIT	592,488
31,936	Retail Opportunity Investments Corp. REIT	521,834
10,358	RLI Corp.	513,653
13,683	Sabra Health Care REIT, Inc. REIT	390,923
8,956	Safety Insurance Group, Inc.	558,675
9,163	Saul Centers, Inc. REIT	503,507
18,308	Selective Insurance Group, Inc.	472,713
5,735	Sovran Self Storage, Inc. REIT	487,991
35,054	Sterling Bancorp	492,859
8,415	Tompkins Financial Corp.	422,433
58,668	TrustCo Bank Corp. NY	428,276
13,587	United Bankshares, Inc.	465,762
10,196	Universal Health Realty Income Trust REIT	493,996
24,589	Urstadt Biddle Properties, Inc., Class A REIT	531,860
10,455	Wintrust Financial Corp.	484,276

		29,448,836

	Health Care—3.7%
8,264	Greatbatch, Inc.(b)	414,770
10,396	Haemonetics Corp.(b)	392,137
7,760	Integra LifeSciences Holdings Corp.(b)	396,614
9,943	Landauer, Inc.	355,860
8,126	Magellan Health, Inc.(b)	491,785

		2,051,166

	Industrials—15.7%
17,257	ABM Industries, Inc.	476,983
12,937	Actuant Corp., Class A	409,974
10,693	Albany International Corp., Class A	403,982
7,722	Applied Industrial Technologies, Inc.	376,911
8,673	Cubic Corp.	418,386
9,555	EMCOR Group, Inc.	421,662
12,718	ESCO Technologies, Inc.	483,538
5,114	Exponent, Inc.	408,199
9,522	Forward Air Corp.	455,818
15,024	Healthcare Services Group, Inc.	447,415
13,167	Hillenbrand, Inc.	438,329
11,107	Kaman Corp.	478,267
15,972	Knight Transportation, Inc.	467,341
10,509	Matthews International Corp., Class A	484,255
14,108	Mueller Industries, Inc.	457,946
5,988	National Presto Industries, Inc.	377,603
4,967	Teledyne Technologies, Inc.(b)	514,730
7,585	Toro Co. (The)	468,222
9,986	United Stationers, Inc.	417,115
6,719	Watts Water Technologies, Inc., Class A	407,373

		8,814,049

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology—5.4%
15,999	Benchmark Electronics, Inc.(b)	$379,496
8,448	CACI International, Inc., Class A(b)	695,186
4,097	Littelfuse, Inc.	399,621
13,656	ManTech International Corp., Class A	384,553
12,328	MKS Instruments, Inc.	448,739
5,569	MTS Systems Corp.	367,610
13,260	TeleTech Holdings, Inc.(b)	342,241

		3,017,446

	Materials—2.2%
18,592	Calgon Carbon Corp.(b)	390,990
6,204	Kaiser Aluminum Corp.	431,488
9,735	Stepan Co.	431,066

		1,253,544

	Utilities—11.7%
12,219	ALLETE, Inc.	638,321
16,984	Avista Corp.	602,083
12,817	El Paso Electric Co.	484,995
12,736	Laclede Group, Inc. (The)	646,607
8,247	New Jersey Resources Corp.	482,285
14,069	Northwest Natural Gas Co.	660,258
11,676	NorthWestern Corp.	616,960
17,007	Piedmont Natural Gas Co., Inc.	646,436
9,571	South Jersey Industries, Inc.	561,243
11,186	Southwest Gas Corp.	649,795
13,167	UIL Holdings Corp.	541,690

		6,530,673

	Total Investments (Cost $52,132,905)—99.9%	55,933,423
	Other assets less liabilities—0.1%	51,257

	Net Assets—100.0%	$55,984,680

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Statements of Assets and Liabilities

October 31, 2014

	PowerShares S&P 500® High Beta Portfolio (SPHB)	PowerShares S&P 500® High Dividend Portfolio (SPHD)	PowerShares S&P 500® Low Volatility Portfolio (SPLV)	PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)
Assets:
Unaffiliated investments, at value	$230,637,859	$210,536,869	$4,496,047,923	$6,501,960
Affiliated investments, at value	2,587,004	—	—	—

Total investments, at value	233,224,863	210,536,869	4,496,047,923	6,501,960
Foreign currencies, at value	—	—	—	19,707
Cash	—	—	—	—
Cash collateral	—	—	—	—
Receivables:
Dividends	84,829	511,676	5,412,094	6,346
Foreign tax reclaims	4,534	—	—	—
Investments sold	—	135,715	1,933,644	—
Shares sold	—	3,214,034	29,126,130	—

Total Assets	233,314,226	214,398,294	4,532,519,791	6,528,013

Liabilities:
Due to custodian	97,027	162,931	1,963,391	16,489
Payables:
Investments purchased	—	3,666,030	31,085,293	—
Collateral upon receipt of securities in-kind	—	—	—	—
Accrued unitary management fees	50,536	46,716	954,649	1,545
Accrued expenses	—	—	—	—

Total Liabilities	147,563	3,875,677	34,003,333	18,034

Net Assets	$233,166,663	$210,522,617	$4,498,516,458	$6,509,979

Net Assets Consist of:
Shares of beneficial interest	$233,503,604	$197,866,286	$4,114,102,572	$7,094,887
Undistributed net investment income	379,857	—	5,205	21,421
Undistributed net realized gain (loss)	(10,866,668)	(4,456,725)	(83,262,415)	(312,888)
Net unrealized appreciation (depreciation)	10,149,870	17,113,056	467,671,096	(293,441)

Net Assets	$233,166,663	$210,522,617	$4,498,516,458	$6,509,979

Shares outstanding (unlimited amount authorized, $0.01 par value)	6,850,000	6,550,000	122,900,000	300,000
Net asset value	$34.04	$32.14	$36.60	$21.70

Market price	$34.05	$32.15	$36.62	$21.56

Unaffiliated investments, at cost	$220,732,660	$193,423,813	$4,028,376,827	$6,795,229

Affiliated investments, at cost	$2,342,333	$—	$—	$—

Total investments, at cost	$223,074,993	$193,423,813	$4,028,376,827	$6,795,229

Foreign currencies, at cost	$—	$—	$—	$19,830

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	PowerShares S&P International Developed High Beta Portfolio (IDHB)	PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

$238,159,267	$6,931,455	$263,114,789	$44,536,806	$55,933,423
—	—	—	—	—

238,159,267	6,931,455	263,114,789	44,536,806	55,933,423
44,582	—	74,103	—	—
—	—	—	9,127	—
—	—	1,079,576	—	—

229,709	7,588	399,367	10,587	63,077
29,033	3,185	133,895	—	—
66,301	—	364	22,617
—	—	607,537	—	—

238,528,892	6,942,228	265,409,631	44,579,137	55,996,500

369,792	4,356	100,996	—	275

—	—	628,817	24,548	—
—	—	1,079,576	—	—
57,157	1,208	53,722	8,391	11,545
5,832	233	93	—	—

432,781	5,797	1,863,204	32,939	11,820

$238,096,111	$6,936,431	$263,546,427	$44,546,198	$55,984,680

$243,265,892	$7,591,907	$264,592,856	$42,140,426	$53,175,969
574,276	(6,555)	383,823	106,296	248,507
(6,709,476)	(313,082)	(2,768,169)	(981,897)	(1,240,314)
965,419	(335,839)	1,337,917	3,281,373	3,800,518

$238,096,111	$6,936,431	$263,546,427	$44,546,198	$55,984,680

8,700,000	250,001	8,300,000	1,400,000	1,700,000
$27.37	$27.75	$31.75	$31.82	$32.93

$27.24	$28.12	$32.01	$31.82	$32.91

$237,187,836	$7,266,974	$261,760,433	$41,255,433	$52,132,905

$—	$—	$—	$—	$—

$237,187,836	$7,266,974	$261,760,433	$41,255,433	$52,132,905

$43,737	$—	$75,116	$—	$—

43

Statements of Operations

For the year ended October 31, 2014

	PowerShares S&P 500® High Beta Portfolio (SPHB)	PowerShares S&P 500® High Dividend Portfolio (SPHD)	PowerShares S&P 500® Low Volatility Portfolio (SPLV)	PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)
Investment Income:
Unaffiliated dividend income	$4,037,903	$5,810,002	$109,243,399	$153,630
Affiliated dividend income	117,222	17	291	1
Securities lending income	26,904	—	—	—
Foreign withholding tax	—	—	—	(16,639)

Total Income	4,182,029	5,810,019	109,243,690	136,992

Expenses:
Unitary management fees	884,048	472,443	10,141,195	24,825
Tax expenses	—	—	—	—
Professional fees	—	—	—	—

Total Expenses	884,048	472,443	10,141,195	24,825

Less: Waivers	(176)	(125)	(2,208)	(8,766)

Net Expenses	883,872	472,318	10,138,987	16,059

Net Investment Income	3,298,157	5,337,701	99,104,703	120,933

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(7,387,442)	(4,389,768)	(19,118,824)	(67,851)
In-kind redemptions	114,793,323	12,204,681	316,575,466	551,675
Foreign currencies	—	—	—	(11,537)

Net realized gain (loss)	107,405,881	7,814,913	297,456,642	472,287

Change in net unrealized appreciation (depreciation) on:
Investment securities	(46,311,499)	13,127,058	173,393,438	(401,280)
Foreign currencies	—	—	—	(297)

Net change in unrealized appreciation (depreciation)	(46,311,499)	13,127,058	173,393,438	(401,577)

Net realized and unrealized gain (loss)	61,094,382	20,941,971	470,850,080	70,710

Net increase (decrease) in net assets resulting from operations	$64,392,539	$26,279,672	$569,954,783	$191,643

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	PowerShares S&P International Developed High Beta Portfolio (IDHB)	PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

$7,762,124	$107,895	$7,834,899	$671,667	$1,230,356
26	5	16	2	3
—	926	126,872	—	—
(1,000,630)	(13,618)	(644,470)	—	—

6,761,520	95,208	7,317,317	671,669	1,230,359

1,010,809	17,440	700,199	71,798	115,579
5,832	—	—	—	—
—	233	93	—	—

1,016,641	17,673	700,292	71,798	115,579

(359,839)	(4,990)	(200,269)	(17)	(25)

656,802	12,683	500,023	71,781	115,554

6,104,718	82,525	6,817,294	599,888	1,114,805

(1,580,623)	(414,181)	(1,897,113)	(754,734)	(1,199,753)
128,463	1,239,737	5,978,498	1,861,597	3,897,310
(317,608)	(1,557)	(159,532)	—	—

(1,769,768)	823,999	3,921,853	1,106,863	2,697,557

(8,684,075)	(833,640)	(6,159,514)	2,590,744	1,323,766
(4,805)	(451)	(16,072)	—	—

(8,688,880)	(834,091)	(6,175,586)	2,590,744	1,323,766

(10,458,648)	(10,092)	(2,253,733)	3,697,607	4,021,323

$(4,353,930)	$72,433	$4,563,561	$4,297,495	$5,136,128

45

Statements of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	PowerShares S&P 500® High Beta Portfolio (SPHB)		PowerShares S&P 500® High Dividend Portfolio (SPHD)
	2014	2013	2014	2013
Operations:
Net investment income	$3,298,157	$2,721,806	$5,337,701	$3,465,941
Net realized gain (loss)	107,405,881	27,438,563	7,814,913	5,875,308
Net change in unrealized appreciation (depreciation)	(46,311,499)	63,713,180	13,127,058	4,030,887

Net increase (decrease) in net assets resulting from operations.	64,392,539	93,873,549	26,279,672	13,372,136

Distributions to Shareholders from:
Net investment income	(3,365,476)	(2,416,259)	(5,647,446)	(3,535,971)
Capital gains	—	—	(90,900)	—

Total distributions to shareholders	(3,365,476)	(2,416,259)	(5,738,346)	(3,535,971)

Shareholder Transactions:
Proceeds from shares sold	439,545,025	539,006,561	145,057,982	201,369,575
Value of shares repurchased	(797,614,005)	(208,462,944)	(94,042,121)	(79,748,687)
Transaction fees	—	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	(358,068,980)	330,543,617	51,015,861	121,620,888

Increase (Decrease) in Net Assets	(297,041,917)	422,000,907	71,557,187	131,457,053

Net Assets:
Beginning of year	530,208,580	108,207,673	138,965,430	7,508,377

End of year	$233,166,663	$530,208,580	$210,522,617	$138,965,430

Undistributed net investment income at end of year	$379,857	$447,176	$—	$—

Changes in Shares Outstanding:
Shares sold	14,050,000	21,700,000	4,850,000	7,550,000
Shares repurchased	(25,800,100)	(8,400,000)	(3,200,001)	(2,950,000)
Shares outstanding, beginning of year	18,600,100	5,300,100	4,900,001	300,001

Shares outstanding, end of year	6,850,000	18,600,100	6,550,000	4,900,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares S&P 500® Low Volatility Portfolio (SPLV)		PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)		PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)
2014	2013	2014	2013	2014	2013

$99,104,703	$116,511,680	$120,933	$41,764	$6,104,718	$3,666,099
297,456,642	355,711,847	472,287	(143,528)	(1,769,768)	(3,511,176)
173,393,438	202,074,547	(401,577)	328,322	(8,688,880)	9,464,725

569,954,783	674,298,074	191,643	226,558	(4,353,930)	9,619,648

(99,488,091)	(119,092,292)	(115,465)	(40,279)	(5,964,040)	(2,774,327)
—	—	—	—	—	—

(99,488,091)	(119,092,292)	(115,465)	(40,279)	(5,964,040)	(2,774,327)

2,092,836,250	3,926,639,414	8,704,017	2,061,425	36,581,186	208,208,755
(2,040,443,235)	(3,255,303,604)	(6,691,859)	—	(5,467,411)	(11,479,883)
—	—	—	—	46,054	105,165

52,393,015	671,335,810	2,012,158	2,061,425	31,159,829	196,834,037

522,859,707	1,226,541,592	2,088,336	2,247,704	20,841,859	203,679,358

3,975,656,751	2,749,115,159	4,421,643	2,173,939	217,254,252	13,574,894

$4,498,516,458	$3,975,656,751	$6,509,979	$4,421,643	$238,096,111	$217,254,252

$5,205	$—	$21,421	$16,880	$574,276	$312,427

60,800,000	128,400,000	400,000	100,000	1,300,000	7,500,000
(60,000,100)	(104,250,000)	(300,001)	—	(200,001)	(400,000)
122,100,100	97,950,100	200,001	100,001	7,600,001	500,001

122,900,000	122,100,100	300,000	200,001	8,700,000	7,600,001

47

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2014 and 2013

	PowerShares S&P International Developed High Beta Portfolio (IDHB)		PowerShares S&P International Developed Low Volatility Portfolio (IDLV)
	2014	2013	2014	2013
Operations:
Net investment income	$82,525	$88,874	$6,817,294	$2,166,199
Net realized gain (loss)	823,999	(147,790)	3,921,853	79,601
Net change in unrealized appreciation (depreciation)	(834,091)	621,440	(6,175,586)	7,067,971

Net increase in net assets resulting from operations.	72,433	562,524	4,563,561	9,313,771

Distributions to Shareholders from:
Net investment income	(158,816)	(99,231)	(6,794,143)	(1,829,817)

Shareholder Transactions:
Proceeds from shares sold	13,222,352	7,717,635	169,720,371	114,593,031
Value of shares repurchased	(11,998,891)	(4,641,619)	(39,560,619)	(6,012,326)
Transaction fees	—	—	—	—

Net increase in net assets resulting from shares transactions	1,223,461	3,076,016	130,159,752	108,580,705

Increase in Net Assets	1,137,078	3,539,309	127,929,170	116,064,659

Net Assets:
Beginning of year	5,799,353	2,260,044	135,617,257	19,552,598

End of year	$6,936,431	$5,799,353	$263,546,427	$135,617,257

Undistributed net investment income at end of year	$(6,555)	$18,620	$383,823	$403,435

Changes in Shares Outstanding:
Shares sold	450,000	300,000	5,200,000	3,800,000
Shares repurchased	(400,000)	(200,000)	(1,200,001)	(200,000)
Shares outstanding, beginning of year	200,001	100,001	4,300,001	700,001

Shares outstanding, end of year	250,001	200,001	8,300,000	4,300,001

(a)	For the period February 12, 2013 (commencement of investment operations) through October 31, 2013.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares S&P MidCap Low Volatility Portfolio (XMLV)		PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)
2014	2013(a)	2014	2013(a)

$599,888	$217,973	$1,114,805	$263,842
1,106,863	302,617	2,697,557	458,529
2,590,744	690,629	1,323,766	2,476,752

4,297,495	1,211,219	5,136,128	3,199,123

(533,848)	(177,717)	(965,942)	(164,198)

33,131,405	31,003,450	52,626,319	34,013,493
(13,537,992)	(10,847,814)	(32,222,805)	(5,637,438)
—	—	—	—

19,593,413	20,155,636	20,403,514	28,376,055

23,357,060	21,189,138	24,573,700	31,410,980

21,189,138	—	31,410,980	—

$44,546,198	$21,189,138	$55,984,680	$31,410,980

$106,296	$40,256	$248,507	$99,644

1,100,000	1,150,001	1,700,000	1,250,001
(450,001)	(400,000)	(1,050,001)	(200,000)
750,001	—	1,050,001	—

1,400,000	750,001	1,700,000	1,050,001

49

Financial Highlights

PowerShares S&P 500® High Beta Portfolio (SPHB)

	Year Ended October 31,			For the Period May 2, 2011(a) Through October 31, 2011
	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$28.51	$20.42	$19.56	$25.00
Net investment income(b)	0.29	0.22	0.19	0.07
Net realized and unrealized gain (loss) on investments	5.54	8.08	0.81 (c)	(5.42)
Total from investment operations	5.83	8.30	1.00	(5.35)
Distributions to shareholders from:
Net investment income	(0.30)	(0.21)	(0.14)	(0.09)
Net asset value at end of period	$34.04	$28.51	$20.42	$19.56
Market price at end of period(d)	$34.05	$28.54	$20.41	$19.58
Net Asset Value Total Return(e)	20.55%	40.88%	5.17%	(21.41	)%(f)
Market Price Total Return(e)	20.47%	41.10%	5.01%	(21.33	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$233,167	$530,209	$108,208	$11,740
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25	%(g)
Net investment income	0.93%	0.89%	0.93%	0.75	%(g)
Portfolio turnover rate(h)	78%	65%	31%	16%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Due to timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (May 5, 2011, the first day of trading on the Exchange) to October 31, 2011 was (18.78)%. The market price total return from Fund Inception to October 31, 2011 was (18.66)%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Financial Highlights (continued)

PowerShares S&P 500® High Dividend Portfolio (SPHD)

	Year Ended October 31,		For the Period October 12, 2012(a) Through October 31, 2012
	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$28.36	$25.03	$25.00
Net investment income(b)	1.01	0.98	0.04
Net realized and unrealized gain (loss) on investments	3.86	3.41	(0.01)
Total from investment operations	4.87	4.39	0.03
Distributions to shareholders from:
Net investment income	(1.07)	(1.06)	—
Net realized capital gains	(0.02)	—	—
Total distributions	(1.09)	(1.06)	—
Net asset value at end of period	$32.14	$28.36	$25.03
Market price at end of period(c)	$32.15	$28.39	$25.04
Net Asset Value Total Return(d)	17.59%	17.95%	0.12	%(e)
Market Price Total Return(d)	17.50%	18.03%	0.16	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$210,523	$138,965	$7,508
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.30	%(f)
Net investment income	3.39%	3.59%	5.03	%(f)
Portfolio turnover rate(g)	53%	47%	—%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 18, 2012, the first day of trading on the Exchange) to October 31, 2012 was (2.34)%. The market price total return from Fund Inception to October 31, 2012 was (2.34)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Financial Highlights (continued)

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

	Year Ended October 31,			For the Period May 2, 2011(a) Through October 31, 2011
	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$32.56	$28.07	$25.01	$25.00
Net investment income(b)	0.83	0.88	0.80	0.33
Net realized and unrealized gain on investments	4.04	4.51	3.07	0.07
Total from investment operations	4.87	5.39	3.87	0.40
Distributions to shareholders from:
Net investment income	(0.83)	(0.90)	(0.81)	(0.32)
Return of capital	—	—	—	(0.07)
Total distribution	(0.83)	(0.90)	(0.81)	(0.39)
Net asset value at end of period	$36.60	$32.56	$28.07	$25.01
Market price at end of period(c)	$36.62	$32.59	$28.08	$25.04
Net Asset Value Total Return(d)	15.18%	19.51%	15.70%	1.66	%(e)
Market Price Total Return(d)	15.14%	19.58%	15.60%	1.78	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,498,516	$3,975,657	$2,749,115	$572,633
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25	%(f)
Net investment income	2.44%	2.87%	2.95%	2.83	%(f)
Portfolio turnover rate(g)	51%	50%	17%	12%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (May 5, 2011, the first day of trading on the Exchange) to October 31, 2011 was 2.52%. The market price total return from Fund Inception to October 31, 2011 was 2.65%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)

	Year Ended October 31,		For the Period February 22, 2012(a) Through October 31, 2012
	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$22.11	$21.74	$25.00
Net investment income(b)	0.47	0.34	0.29
Net realized and unrealized gain (loss) on investments	(0.43)	0.38	(3.40)
Total from investment operations	0.04	0.72	(3.11)
Distributions to shareholders from:
Net investment income	(0.45)	(0.35)	(0.15)
Net asset value at end of period	$21.70	$22.11	$21.74
Market price at end of period(c)	$21.56	$21.90	$21.78
Net Asset Value Total Return(d)	0.22%	3.38%	(12.44	)%(e)
Market Price Total Return(d)	0.52%	2.21%	(12.27	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$6,510	$4,422	$2,174
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.31%	0.29	%(f)
Expenses, prior to Waivers	0.45%	0.47%	0.45	%(f)
Net investment income, after Waivers	2.21%	1.60%	1.97	%(f)
Portfolio turnover rate(g)	127%	117%	47%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 24, 2012, the first day of trading on the Exchange) to October 31, 2012 was (12.47)%. The market price total return from Fund Inception to October 31, 2012 was (13.04)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Financial Highlights (continued)

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

	Year Ended October 31,		For the Period January 11, 2012(a) Through October 31, 2012
	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$28.59	$27.15	$25.00
Net investment income(b)	0.75	0.75	0.65
Net realized and unrealized gain (loss) on investments	(1.26)	1.17	1.64
Total from investment operations	(0.51)	1.92	2.29
Distributions to shareholders from:
Net investment income	(0.72)	(0.50)	(0.19)
Transaction fees(b)	0.01	0.02	0.05
Net asset value at end of period	$27.37	$28.59	$27.15
Market price at end of period(c)	$27.24	$28.56	$27.03
Net Asset Value Total Return(d)	(1.74)%	7.24%	9.37	%(e)
Market Price Total Return(d)	(2.11)%	7.60%	8.88	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$238,096	$217,254	$13,575
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29	%(f)
Expenses, prior to Waivers	0.45%	0.45%	0.45	%(f)
Net investment income, after Waivers	2.72%	2.70%	3.09	%(f)
Portfolio turnover rate(g)	82%	101%	50%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (January 13, 2012, the first day of trading on the Exchange) to October 31, 2012 was 11.19%. The market price total return from Fund Inception to October 31, 2012 was 9.85%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Financial Highlights (continued)

PowerShares S&P International Developed High Beta Portfolio (IDHB)

	Year Ended October 31,		For the Period February 22, 2012(a) Through October 31, 2012
	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$29.00	$22.60	$25.00
Net investment income(b)	0.49	0.51	0.54
Net realized and unrealized gain (loss) on investments	(1.02)	6.50	(2.65)
Total from investment operations	(0.53)	7.01	(2.11)
Distributions to shareholders from:
Net investment income	(0.72)	(0.61)	(0.29)
Net asset value at end of period	$27.75	$29.00	$22.60
Market price at end of period(c)	$28.12	$29.11	$22.73
Net Asset Value Total Return(d)	(2.06)%	31.49%	(8.30	)%(e)
Market Price Total Return(d)	(1.15)%	31.19%	(7.78	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$6,936	$5,799	$2,260
Ratio to average net assets of:
Expenses, after Waivers	0.26%	0.26%	0.25	%(f)
Expenses, prior to Waivers	0.36%	0.36%	0.35	%(f)
Net investment income, after Waivers	1.68%	2.00%	3.60	%(f)
Portfolio turnover rate(g)	109%	74%	35%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 24, 2012, the first day of trading on the Exchange) to October 31, 2012 was (9.43)%. The market price total return from Fund Inception to October 31, 2012 was (9.59)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

	Year Ended October 31,		For the Period January 11, 2012(a) Through October 31, 2012
	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$31.54	$27.93	$25.00
Net investment income(b)	1.09	0.90	0.73
Net realized and unrealized gain on investments	0.13	3.53	2.55
Total from investment operations	1.22	4.43	3.28
Distributions to shareholders from:
Net investment income	(1.01)	(0.82)	(0.35)
Net asset value at end of period	$31.75	$31.54	$27.93
Market price at end of period(c)	$32.01	$31.67	$27.88
Net Asset Value Total Return(d)	3.89%	16.19%	13.22	%(e)
Market Price Total Return(d)	4.29%	16.87%	13.01	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$263,546	$135,617	$19,553
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25	%(f)
Expenses, prior to Waivers	0.35%	0.35%	0.35	%(f)
Net investment income, after Waivers	3.41%	3.03%	3.40	%(f)
Portfolio turnover rate(g)	61%	84%	41%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (January 13, 2012, the first day of trading on the Exchange) to October 31, 2012 was 14.23%. The market price total return from Fund Inception to October 31, 2012 was 13.51%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Financial Highlights (continued)

PowerShares S&P MidCap Low Volatility Portfolio (XMLV)

	Year Ended October 31, 2014	For the Period February 12, 2013(a) Through October 31, 2013
Per Share Operating Performance:
Net asset value at beginning of period	$28.25	$25.12
Net investment income(b)	0.62	0.38
Net realized and unrealized gain on investments	3.52	3.02
Total from investment operations	4.14	3.40
Distributions to shareholders from:
Net investment income	(0.57)	(0.27)
Net asset value at end of period	$31.82	$28.25
Market price at end of period(c)	$31.82	$28.28
Net Asset Value Total Return(d)	14.84%	13.62	%(e)
Market Price Total Return(d)	14.72%	13.77	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$44,546	$21,189
Ratio to average net assets of:
Expenses	0.25%	0.26	%(f)
Net investment income	2.09%	1.98	%(f)
Portfolio turnover rate(g)	58%	29%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 15, 2013, the first day of trading on the Exchange) to October 31, 2013 was 13.21%. The market price total return from Fund Inception to October 31, 2013 was 13.37%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Financial Highlights (continued)

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

	Year Ended October 31, 2014		For the Period February 12, 2013(a) Through October 31, 2013
Per Share Operating Performance:
Net asset value at beginning of period	$29.92		$25.10
Net investment income(b)	0.75		0.43
Net realized and unrealized gain on investments	2.95		4.63
Total from investment operations	3.70		5.06
Distributions to shareholders from:
Net investment income	(0.69)		(0.24)
Net asset value at end of period	$32.93		$29.92
Market price at end of period(c)	$32.91		$29.96
Net Asset Value Total Return(d)	12.50%		20.28	%(e)
Market Price Total Return(d)	12.29%		20.45	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$55,985		$31,411
Ratio to average net assets of:
Expenses	0.25	%(f)	0.26	%(g)
Net investment income	2.41%		2.17	%(g)
Portfolio turnover rate(h)	68%		35%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 15, 2013, the first day of trading on the Exchange) to October 31, 2013 was 19.62%. The market price total return from Fund Inception to October 31, 2013 was 19.63%.
(f)	In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment company and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment companies expenses that the Fund bears indirectly is included in the Fund’s total returns.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2014

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2014, the Trust offered fifty-eight portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares S&P 500® High Beta Portfolio (SPHB)	“S&P 500® High Beta Portfolio”
PowerShares S&P 500® High Dividend Portfolio (SPHD)	“S&P 500® High Dividend Portfolio”
PowerShares S&P 500® Low Volatility Portfolio (SPLV)	“S&P 500® Low Volatility Portfolio”
PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)	“S&P Emerging Markets High Beta Portfolio”
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	“S&P Emerging Markets Low Volatility Portfolio”
PowerShares S&P International Developed High Beta Portfolio (IDHB)	“S&P International Developed High Beta Portfolio”
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	“S&P International Developed Low Volatility Portfolio”
PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	“S&P MidCap Low Volatility Portfolio”
PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)	“S&P SmallCap Low Volatility Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
S&P 500® High Beta Portfolio	S&P 500® High Beta Index
S&P 500® High Dividend Portfolio	S&P 500® Low Volatility High Dividend Index
S&P 500® Low Volatility Portfolio	S&P 500® Low Volatility Index
S&P Emerging Markets High Beta Portfolio	S&P BMI Emerging Markets High Beta IndexTM
S&P Emerging Markets Low Volatility Portfolio	S&P BMI Emerging Markets Low Volatility IndexTM
S&P International Developed High Beta Portfolio	S&P BMI International Developed High Beta IndexTM
S&P International Developed Low Volatility Portfolio	S&P BMI International Developed Low Volatility IndexTM
S&P MidCap Low Volatility Portfolio	S&P MidCap 400 Low Volatility IndexTM
S&P SmallCap Low Volatility Portfolio	S&P SmallCap 600 Low Volatility IndexTM

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing

57

price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per Share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

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Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. For S&P Emerging Markets Low Volatility Portfolio, S&P International Developed High Beta Portfolio, S&P International Developed Low Volatility Portfolio, S&P MidCap Low Volatility Portfolio and S&P SmallCap Low Volatility Portfolio, investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, may be more sensitive to changing market conditions.

Foreign Investment Risk. For S&P Emerging Markets High Beta Portfolio, S&P Emerging Markets Low Volatility Portfolio, S&P International Developed High Beta Portfolio and S&P International Developed Low Volatility Portfolio, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

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D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund (except for S&P 500® High Dividend Portfolio and S&P 500® Low Volatility Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. S&P 500® High Dividend Portfolio and S&P 500® Low Volatility Portfolio each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

G. Securities Lending

During the fiscal year ended October 31, 2014, S&P 500® High Beta Portfolio, S&P International Developed High Beta Portfolio and S&P International Developed Low Volatility Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any. S&P 500® High Beta Portfolio and S&P International Developed High Beta Portfolio no longer participate in securities lending.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes,

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interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
S&P 500® High Beta Portfolio	0.25%
S&P 500® High Dividend Portfolio	0.30%
S&P 500® Low Volatility Portfolio	0.25%
S&P Emerging Markets High Beta Portfolio	0.45%*
S&P Emerging Markets Low Volatility Portfolio	0.45%*
S&P International Developed High Beta Portfolio	0.35%**
S&P International Developed Low Volatility Portfolio	0.35%**
S&P MidCap Low Volatility Portfolio	0.25%
S&P SmallCap Low Volatility Portfolio	0.25%

*	The Adviser has agreed to waive a portion of its unitary management fee through February 28, 2016. After giving effect to such waiver, the Fund’s net unitary management fee is 0.29% of its average daily net assets. Unless the Adviser continues the fee waiver agreement, it will terminate on February 28, 2016. The fee waiver agreement cannot be terminated during its term.
**	The Adviser has agreed to waive a portion of its unitary management fee through February 28, 2016. After giving effect to such waiver, the Fund’s net unitary management fee is 0.25% of its average daily net assets. Unless the Adviser continues the fee waiver agreement, it will terminate on February 28, 2016. The fee waiver agreement cannot be terminated during its term.

Further, through August 31, 2015, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2014, the Adviser waived fees for each Fund in the following amounts:

S&P 500® High Beta Portfolio	$176
S&P 500® High Dividend Portfolio	125
S&P 500® Low Volatility Portfolio	2,208
S&P Emerging Markets High Beta Portfolio	8,766
S&P Emerging Markets Low Volatility Portfolio	359,839
S&P International Developed High Beta Portfolio	4,990
S&P International Developed Low Volatility Portfolio	200,269
S&P MidCap Low Volatility Portfolio	17
S&P SmallCap Low Volatility Portfolio	25

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with Standard & Poor’s Financial Services LLC (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

Each Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd., and therefore Invesco Ltd. is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in, and earnings from, its investment in Invesco Ltd. for the fiscal year ended October 31, 2014.

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S&P 500® High Beta Portfolio

	Value October 31, 2013	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2014	Dividend Income
Invesco Ltd.	$5,418,293	$5,092,488	$(8,342,488)	$(405,801)	$824,512	$2,587,004	$117,203

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2014, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
S&P Emerging Markets High Beta Portfolio
Equity Securities	$6,459,264	$42,696	$—	$6,501,960

S&P Emerging Markets Low Volatility Portfolio
Equity Securities	$237,053,926	$—	$1,105,341	$238,159,267

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014		2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income
S&P 500® High Beta Portfolio	$3,365,476	$—	$2,416,259
S&P 500® High Dividend Portfolio	5,674,771	63,575	3,535,971
S&P 500® Low Volatility Portfolio	99,488,091	—	119,092,292
S&P Emerging Markets High Beta Portfolio	115,465	—	40,279
S&P Emerging Markets Low Volatility Portfolio	5,964,040	—	2,774,327
S&P International Developed High Beta Portfolio	158,816	—	99,231
S&P International Developed Low Volatility Portfolio	6,794,143	—	1,829,817
S&P MidCap Low Volatility Portfolio	533,848	—	177,717
S&P SmallCap Low Volatility Portfolio	965,942	—	164,198

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
S&P 500® High Beta Portfolio	$379,857	$8,824,888	$—	$(9,541,686)	$233,503,604	$233,166,663
S&P 500® High Dividend Portfolio	—	16,016,857	—	(3,360,526)	197,866,286	210,522,617
S&P 500® Low Volatility Portfolio	5,205	447,320,503	—	(62,911,822)	4,114,102,572	4,498,516,458
S&P Emerging Markets High Beta Portfolio	32,596	(335,126)	(172)	(282,206)	7,094,887	6,509,979
S&P Emerging Markets Low Volatility Portfolio	824,647	(400,007)	(6,021)	(5,588,400)	243,265,892	238,096,111
S&P International Developed High Beta Portfolio	—	(434,295)	(320)	(220,861)	7,591,907	6,936,431
S&P International Developed Low Volatility Portfolio	848,485	(512,175)	(16,544)	(1,366,195)	264,592,856	263,546,427
S&P MidCap Low Volatility Portfolio	106,296	3,054,991	—	(755,515)	42,140,426	44,546,198
S&P SmallCap Low Volatility Portfolio	248,507	3,191,782	—	(631,578)	53,175,969	55,984,680

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following Funds have capital loss carryforwards as of October 31, 2014, which are not subject to expiration:

	Post-effective no expiration
	Short-term	Long-term	Total*
S&P 500® High Beta Portfolio	$5,614,091	$3,927,595	$9,541,686
S&P 500® High Dividend Portfolio	1,424,868	1,935,658	3,360,526
S&P 500® Low Volatility Portfolio	62,911,822	—	62,911,822
S&P Emerging Markets High Beta Portfolio	—	282,206	282,206
S&P Emerging Markets Low Volatility Portfolio	2,277,647	3,310,753	5,588,400
S&P International Developed High Beta Portfolio	110,886	109,975	220,861
S&P International Developed Low Volatility Portfolio	1,151,311	214,884	1,366,195
S&P MidCap Low Volatility Portfolio	755,515	—	755,515
S&P SmallCap Low Volatility Portfolio	621,669	9,909	631,578

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2014, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
S&P 500® High Beta Portfolio	$272,358,517	$272,430,258
S&P 500® High Dividend Portfolio	85,495,786	85,502,067
S&P 500® Low Volatility Portfolio	2,080,919,499	2,082,008,353
S&P Emerging Markets High Beta Portfolio	7,196,846	6,909,364
S&P Emerging Markets Low Volatility Portfolio	206,738,440	184,395,650

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	Purchases	Sales
S&P International Developed High Beta Portfolio	$5,594,241	$6,385,993
S&P International Developed Low Volatility Portfolio	123,202,632	122,161,023
S&P MidCap Low Volatility Portfolio	16,917,167	16,981,681
S&P SmallCap Low Volatility Portfolio	31,989,935	31,344,193

For the fiscal year ended October 31, 2014, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
S&P 500® High Beta Portfolio	$438,041,810	$795,767,592
S&P 500® High Dividend Portfolio	145,072,256	93,623,437
S&P 500® Low Volatility Portfolio	2,090,145,742	2,037,321,476
S&P Emerging Markets High Beta Portfolio	7,322,736	5,606,605
S&P Emerging Markets Low Volatility Portfolio	10,080,848	1,304,913
S&P International Developed High Beta Portfolio	12,980,685	11,037,469
S&P International Developed Low Volatility Portfolio	168,206,182	39,505,051
S&P MidCap Low Volatility Portfolio	33,089,710	13,325,753
S&P SmallCap Low Volatility Portfolio	52,367,352	32,388,343

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2014, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
S&P 500® High Beta Portfolio	$224,399,975	$8,824,888	$15,179,672	$(6,354,784)
S&P 500® High Dividend Portfolio	194,520,012	16,016,857	17,902,265	(1,885,408)
S&P 500® Low Volatility Portfolio	4,048,727,420	447,320,503	471,068,670	(23,748,167)
S&P Emerging Markets High Beta Portfolio	6,837,086	(335,126)	182,101	(517,227)
S&P Emerging Markets Low Volatility Portfolio	238,559,274	(400,007)	12,572,457	(12,972,464)
S&P International Developed High Beta Portfolio	7,365,750	(434,295)	73,052	(507,347)
S&P International Developed Low Volatility Portfolio	263,626,964	(512,175)	9,603,783	(10,115,958)
S&P MidCap Low Volatility Portfolio	41,481,815	3,054,991	3,185,322	(130,331)
S&P SmallCap Low Volatility Portfolio	52,741,641	3,191,782	3,908,950	(717,168)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on October 31, 2014, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2014, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500® High Beta Portfolio	$—	$(109,364,875)	$109,364,875
S&P 500® High Dividend Portfolio	309,745	(11,692,965)	11,383,220
S&P 500® Low Volatility Portfolio	388,593	(308,358,653)	307,970,060
S&P Emerging Markets High Beta Portfolio	(927)	(529,412)	530,339
S&P Emerging Markets Low Volatility Portfolio	121,171	(226,676)	105,505
S&P International Developed High Beta Portfolio	51,116	(1,081,581)	1,030,465
S&P International Developed Low Volatility Portfolio	(42,763)	(5,839,983)	5,882,746
S&P MidCap Low Volatility Portfolio	—	(1,797,174)	1,797,174
S&P SmallCap Low Volatility Portfolio	—	(3,704,174)	3,704,174

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Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and Officer of the Funds. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for S&P Emerging Markets High Beta Portfolio, S&P Emerging Markets Low Volatility Portfolio, S&P International Developed High Beta Portfolio and S&P International Developed Low Volatility Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

S&P Emerging Markets Low Volatility Portfolio charges certain transaction fees for creations and redemptions, which are treated as increases in capital, which are shown in the Statements of Changes in Net Assets as Transaction fees.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio and PowerShares S&P SmallCap Low Volatility Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2014

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Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2014.

In addition to the fees and expenses which the PowerShares S&P SmallCap Low Volatility Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that you bear indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares S&P 500® High Beta Portfolio (SPHB)
Actual	$1,000.00	$1,096.16	0.25%	$1.32
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P 500® High Dividend Portfolio (SPHD)
Actual	1,000.00	1,074.63	0.30	1.57
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
PowerShares S&P 500® Low Volatility Portfolio (SPLV)
Actual	1,000.00	1,070.33	0.25	1.30
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)
Actual	1,000.00	1,011.65	0.29	1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

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Fees and Expenses (continued)

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)
Actual	$1,000.00	$1,013.95	0.29%	$1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P International Developed High Beta Portfolio (IDHB)
Actual	1,000.00	914.58	0.26	1.25
Hypothetical (5% return before expenses)	1,000.00	1,023.89	0.26	1.33
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)
Actual	1,000.00	983.11	0.25	1.25
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P MidCap Low Volatility Portfolio (XMLV)
Actual	1,000.00	1,082.17	0.25	1.31
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)
Actual	1,000.00	1,079.38	0.25	1.31
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value of the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Long-term Capital Gains
S&P 500® High Beta Portfolio	100%	100%	$—
S&P 500® High Dividend Portfolio	93%	94%	63,575
S&P 500® Low Volatility Portfolio	100%	100%	—
S&P Emerging Markets High Beta Portfolio	81%	0%	—
S&P Emerging Markets Low Volatility Portfolio	100%	0%	—
S&P International Developed High Beta Portfolio	100%	0%	—
S&P International Developed Low Volatility Portfolio	73%	0%	—
S&P MidCap Low Volatility Portfolio	90%	87%	—
S&P SmallCap Low Volatility Portfolio	87%	86%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
S&P 500® High Beta Portfolio	$—	$—
S&P 500® High Dividend Portfolio	—	—
S&P 500® Low Volatility Portfolio	—	—
S&P Emerging Markets High Beta Portfolio	153,629	16,519
S&P Emerging Markets Low Volatility Portfolio	7,762,125	1,000,426
S&P International Developed High Beta Portfolio	107,895	13,516
S&P International Developed Low Volatility Portfolio	6,388,154	341,341
S&P MidCap Low Volatility Portfolio	—	—
S&P SmallCap Low Volatility Portfolio	—	—

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Trustees and Officers

The Trustees and officers information is current as of October 31, 2014.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	116	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	116	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Retired. Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance and Chief Accounting Officer, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	116	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	116	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	116	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	116	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	116	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

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Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	116	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s 58 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (since 2014); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Deputy Chief Compliance Officer of Invesco Advisers, Inc. (since 2014); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2012); U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2014 Invesco PowerShares Capital Management LLC		P-PS-AR-12
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2014.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of trustees.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

PricewaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Services Approved for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2013	(e)(2) Percentage of Services Approved for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit Fees	$ 948,635	N/A	$ 847,409	N/A
Audit-Related Fees	$ 0	0%	$ 0	0%
Tax Fees(2)	$ 507,812	0%	$ 430,835	0%
All Other Fees	$ 0	0%	$ 0	0%
Total Fees	$ 1,456,447	0%	$ 1,278,244	0%

(1) For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement,

(ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2) Tax fees for the fiscal year ended October 31, 2014 includes fees billed for reviewing tax returns, 2014 excise tax returns and excise tax distributions calculations in addition to preparing the final tax returns for the eight liquidated portfolios of the Registrant. Tax fees for the fiscal year ended October 31, 2013 included fees billed for reviewing tax returns, 2013 excise tax returns and excise tax distribution calculations.

(e) (1) Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of

the PowerShares Funds (the “Funds”)

June 26, 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services for engagements of less than $20,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit

Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

—	Bookkeeping or other services related to the accounting records or financial statements of the audit client

—	Financial information systems design and implementation
—	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
—	Actuarial services
—	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

—	Management functions
—	Human resources
—	Broker-dealer, investment adviser, or investment banking services
—	Legal services
—	Expert services unrelated to the audit
—	Any service or product provided for a contingent fee or a commission
—	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
—	Tax services for persons in financial reporting oversight roles at the Fund
—	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(f)	Not applicable.

(g)	PwC billed the Registrant aggregate fees of $507,812 for the fiscal year ended October 31, 2014 and $430,835 for the fiscal year ended October 31, 2013 for non-audit services rendered to the Registrant.

PwC did not bill any fees for non-audit services rendered to the Registrant’s investment adviser (not including any Sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended October 31, 2014 and October 31, 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are, Marc M. Kole, Gary R. Wicker and Donald H. Wilson.

(b)	Not applicable

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   PowerShares Exchange-Traded Fund Trust II

By:	/s/ Andrew Schlossberg

Name: Andrew Schlossberg
Title: President

Date: January 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Schlossberg

Name: Andrew Schlossberg
Title: President

Date: January 5, 2015

By:	/s/ Steven Hill

Name: Steven Hill
Title: Treasurer

Date: December 31, 2014